UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

Voya Investors Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2015

Classes ADV, I, S and S2

Voya Investors Trust

■  Voya Liquid Assets Portfolio

■  VY® Clarion Global Real Estate Portfolio

■  VY® FMR® Diversified Mid Cap Portfolio*

■  VY® Invesco Growth and Income Portfolio

■  VY® JPMorgan Emerging Markets Equity Portfolio

■  VY® Morgan Stanley Global Franchise Portfolio

■  VY® T. Rowe Price Capital Appreciation Portfolio

■  VY® T. Rowe Price Equity Income Portfolio

■  VY® T. Rowe Price International Stock Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

*	FMR is a registered service mark of FMR LLC. Used with permission.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	21
Report of Independent Registered Public Accounting Firm	23
Statements of Assets and Liabilities	24
Statements of Operations	30
Statements of Changes in Net Assets	33
Financial Highlights	38
Notes to Financial Statements	43
Summary Portfolios of Investments	61
Tax Information	92
Trustee and Officer Information	94

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Fed action — global reaction

Dear Shareholder,

One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25%–0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.

Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.

Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
January 12, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned –0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)

U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.

Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25%-0.50%.

Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.

Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.

U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.

In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.

International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Government/Credit Index
An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITS”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

iMoney Net First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.
MSCI All Country World Index (ex U.S.)	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to book ratios and lower forecasted growth values.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Developed Property Index
An unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
Shanghai Stock Exchange Composite Index
A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

3

VOYA LIQUID ASSETS PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)
Treasury Debt	22.7%
Asset Backed Commercial Paper	21.5
Certificates of Deposit	19.7
Other Note	10.0
Investment Companies	9.1
Other Commercial Paper	7.7
Financial Company Commercial Paper	6.7
Government Agency Debt	5.5
Liabilities in Excess of Other Assets	(2.9)
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Voya Liquid Assets Portfolio* (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance**: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of 0.01% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.

Portfolio Specifics: Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary focuses for the Portfolio during the period. Maximizing the yield and the total return of the Portfolio remains a secondary focus in light of the current market conditions and risks and the low absolute level of interest rates. The Portfolio continues to waive fees in order to maintain a 0.00% net yield as do most of our competitors due to the historically low level of interest rates on money market securities.

The Portfolio followed the strategy of limiting interest rate risk by minimizing purchases of fixed rate securities with maturities beyond the Federal Open Market Committee (“FOMC”) meeting dates in the second half of the year to protect against a possible FOMC interest rate increase at their June, July, September, and December meetings. In addition, the Portfolio maintained floating rate exposure of over 20% which should allow the Portfolio to take advantage of higher interest rates now that the FOMC has started to raise interest rates.

The Portfolio maintained excess daily and weekly liquidity over the required minimums, primarily Repo, T-Bills and Agency Discount Notes which resulted in a lower gross yield for the Portfolio during the period. Repo yields continued to average approximately 7 basis points due to limited supply and excess demand during the period until interest rates were raised in the middle of December and were constrained by the rate paid on the Federal Reserve Reverse Repo program. The Portfolio held larger positions in T-Bills and Agency Discount Notes than we preferred due to the lack of higher yielding 7-day and shorter Commercial Paper & CDs in order to meet the liquidity minimums.

Current Strategy and Outlook: The FOMC projections for future interest rate increases at the December meeting based on their dot forecasts indicated that on average they anticipated four 0.25% interest rate increases in 2016 or approximately one every other meeting. The short-term funding markets quickly discounted future interest rate increases by the FOMC after the December meeting, projecting only one or at most two 0.25% interest rate increases in 2016. That is consistent with our base case expectation for the FOMC to raise interest rates much more slowly than their dot projections show.

Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)
United States Treasury Bill, 0.281%, 03/24/16	19.4%
BlackRock Liquidity Funds, TempCash, Institutional, 0.272%, 01/04/16	4.6%
BlackRock Liquidity Funds, TempFund, Institutional, 0.284%, 01/04/16	4.5%
Concord Minutement Capital Co., 0.305%, 01/04/16	4.3%
Sumitomo Mitsui Trust NY, 0.249%, 01/05/16	4.2%
Crown Point Capital Co., 0.305%, 01/04/16	4.3%
Norinchukin Bank NY, 0.460%, 03/01/16	4.0%
Mizuho Bank Ltd./NY, 0.270%, 01/11/16	3.3%
KFW, 0.274%, 01/14/16	2.9%
Bank of Tokyo-Mitsubishi UFJ NY, 0.250%, 01/05/16	2.9%
Portfolio holdings are subject to change daily.

The Portfolio announced in December that in response to the new SEC rules concerning floating NAVs, redemption gates and exit fees that it will convert to a government money market fund on or before May 1, 2016, in order to avoid being subjected to the new requirements that did not fit its shareholder base.

Our current strategy for the Portfolio is to gradually shift our investment focus from a prime money market strategy and security selection to a government money market strategy and security selection between now and when the Portfolio converts. We are limiting our purchases of corporate securities that are not eligible for a government money fund to maturities prior to the end of April. At the same time we will be increasing our exposure to US Treasury securities and US Government Agency securities, which will be eligible securities post conversion.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity while looking for opportunities to extend our weighted average maturity when the market is pricing in higher than our expected future FOMC interest rate increases.

*	On November 19, 2015, the Board approved revisions to the Portfolio’s principal investment strategies in order for the Portfolio to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. In addition, the Board also approved a revision to the Portfolio’s name. All changes will be effective May 1, 2016 and the Portfolio will be renamed “Voya Government Liquid Assets Portfolio.”

**	Please see Note 6 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

Geographic Diversification as of December 31, 2015 (as a percentage of net assets)
United States	56.5%
Japan	11.6%
France	7.3%
Hong Kong	7.0%
United Kingdom	6.6%
Australia	6.0%
Germany	3.0%
Netherlands	1.0%
Sweden	0.5%
Singapore	0.5%
Spain	0.2%
Liabilities in Excess of Other Assets*	(0.2)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Clarion Global Real Estate Portfolio (the “Portfolio”) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of –1.69% compared to the FTSE EPRA/NAREIT Developed Index, which returned –0.79%for the same period.

Portfolio Specifics: The FTSE ERPA/NAREIT Developed Index generated a return of –0.79% over the past twelve months as positive performance in Europe and the Americas was offset by negative returns in the Asia-Pacific region. From a fundamental standpoint, real estate stocks continue to benefit from a favorable environment of limited new supply, improving demand for real estate space — leading to higher occupancies, rents and values — and access to attractively-priced capital. While economic growth is expanding in most developed markets around the globe, the rate of improvement varies dramatically — from a relatively robust U.S. and U.K. to tepid but positively trending recoveries in the Eurozone and Japan. Sentiment towards growth in Europe has benefited from an aggressive quantitative easing program announced by the European Central Bank (“ECB”) in January 2015, which has buoyed the markets. The U.S. has delivered modestly positive returns as economic and employment data have improved to the point where the Federal Reserve Board recently decided to move from its zero interest rate policy. The Asia-Pacific region has lagged, largely as the result of investor uncertainty surrounding China’s devaluing its currency in August, which catalyzed worries about the overall health of the Chinese economy and its implications on the trajectory of global economic growth. Meanwhile, inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil which bodes well for continued low intermediate and long-term interest rates.

The Portfolio outperformed the FTSE EPRA/NAREIT Developed Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period as the result of favorable positioning in the Americas, which more than offset the impact of positioning in the Asia-Pacific region. The strongest contribution to relative performance was delivered via the value added from a high-conviction underweight to Canada, which was one of the poorest-performing markets during the period. This was followed closely by the contribution from stock selection in the U.S., which was particularly strong in the healthcare and residential property sectors. Stock selection in Hong Kong was also a notable contributor to relative performance during the period. In Europe, asset allocation benefited relative performance, driven by an overweight to the outperforming U.K. market. Detractors from relative performance during the period included stock selection in Japan and Europe.

Current Strategy and Outlook: We are cautious on the Asia-Pacific region due to China’s slowing economy and its disproportionate impact on the region. We like Tokyo office and Australia retail and remain selective elsewhere. The Tokyo office market continues to show improved occupancies and accelerating rental growth after years of stagnation, providing more pricing power to landlords. Land values in Tokyo are improving and office vacancy has tightened, with vacancy in the five central wards now trending towards 4%. While gradual, improvement in Tokyo office rents is steady and visible with 5–10% mark-to-market for expiring rents. Australian investments are benefiting from an attractive combination of yield and growth, plus mergers and acquisitions activity which has recently increased given wide access to attractively priced capital by quality institutional investors with scale, including listed real estate companies. The indirect impact on slowing Chinese growth on the Australian economy, however, warrants some caution over the longer term. We have become more selective in Hong Kong and Singapore as the result of the indirect impact of weaker demand from mainland China, which is weighing on demand across all property types in these markets.

Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)
Simon Property Group, Inc.	5.9%
Equity Residential	4.3%
Mitsubishi Estate Co., Ltd.	3.5%
Public Storage, Inc.	3.5%
Mitsui Fudosan Co., Ltd.	3.3%
Welltower, Inc.	3.3%
General Growth Properties, Inc.	3.0%
ProLogis, Inc.	2.9%
Unibail-Rodamco SE	2.9%
AvalonBay Communities, Inc.	2.8%
Portfolio holdings are subject to change daily.

We continue to like the prospects for property companies in Europe. U.K. property companies have generated robust capital growth in recent years but capitalization rate compression has largely run its course. Future gains will depend on top-line rental growth which remains robust but is decelerating. Property companies in Europe ex. U.K. are in an earlier stage of cyclical recovery and offer more attractive value based on a wide spread between in-place cash flows or capitalization rates and the cost of capital. The ECB additionally has indicated continued monetary stimulus through additional quantitative easing through March, 2017. The investment market remains extremely active with elevated demand for prime properties in major European cities, including London and Paris, and associated downward pressure on capitalization rates as investors compete with one another for these deals. Capitalization rates on transactions are regularly in the 4% range. We also believe that there may be more merger and acquisition activity involving euro zone property companies.

We like the U.S. for its good economy relative to the rest of the world, its strong property fundamentals with rising occupancies and rents, limited new supply, and material discounts to net asset value. We favor the apartment, office and data center sectors, and high-end mall companies. We remain more selective in the net lease and healthcare sectors. By geography, this includes many of the gateway cities located in the northeast and in California, including New York, San Francisco and Los Angeles. We remain cautious on the Washington D.C. metro area, which continues to be soft, particularly in northern Virginia. We remain cautious on the more bond-like sectors of net lease and healthcare, but take into account potential syndicate activity and takeover possibilities in our portfolio positioning, as well as acknowledge safe and growing dividend yields.

In our opinion, demand for real estate remains high, given the desire for total return anchored by current yield. The significant sources of capital seeking real estate include institutional investors, sovereign wealth funds, private equity, and listed property companies. The spread between capitalization rates and 10-year sovereign bond yields remains at historically wide levels, which suggests that there is plenty of “cushion” as bond yields increase, especially considering that we are still in the early to middle stages in the rental rate recovery cycle in many real estate markets globally. Moreover, we believe a move up in short-term rates in the U.S. is not the key data point to watch, rather it is long-term rates around the globe, whose increase we expect to be muted given continued sluggish economic growth globally, generally accommodative central bank policy, a decelerating China and low rates on a relative basis in Europe and Japan. In fact, many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century.

We believe the combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities. Despite a global economic recovery that seems perennially challenged, we believe the underlying business of real estate is very good. Earnings have generally been solid, with improving occupancies, higher trending rents, active transaction markets and deep capital markets. Economic growth, while slow, is expanding in most developed markets. Sentiment towards growth in Europe was improved earlier this year via an aggressive quantitative easing program announced by the ECB in January 2015, which has been reinforced throughout the year. While the rumblings out of China, weak commodity markets, and continued geo-political risk in the Eurozone and Middle East are reason for caution, we believe any meaningful volatility creates an opportunity to buy high quality real estate companies with visible earnings at discounted prices. Low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power. With expected earnings growth in the 6-7% range for this year and next, and dividends growing at about the same pace as earnings, we believe real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Class ADV April 28, 2006	Since Inception of Classes I and S January 3, 2006	Since Inception of Class S2 May 3, 2006
Class ADV	–1.99%	6.28%	3.50%	—	—
Class I	–1.42%	6.93%	—	5.09%	—
Class S	–1.69%	6.67%	—	4.82%	—
Class S2	–1.84%	6.51%	—	—	3.75%
FTSE EPRA/NAREIT Developed Index	–0.79%	7.17%	3.49%	4.51%	3.51%
S&P 500® Index	1.38%	12.57%	6.96%	7.14%	6.99%
S&P Developed Property Index	0.87%	8.42%	4.39%	5.34%	4.42%

Based on a $10,000 initial investment the graph and table above illustrate the total return of VY® Clarion Global Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective July 31, 2014, the Portfolio changed its benchmark from the S&P Developed Property Index to the FTSE EPRA/NAREIT Developed Index because the FTSE EPRA/NAREIT Developed Index is considered by the Adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

6

PORTFOLIO MANAGERS’ REPORT	VY® FMR® DIVERSIFIED MID CAP PORTFOLIO

Sector Diversification as of December 31, 2015 (as a percentage of net assets)
Information Technology	23.9%
Financials	19.4%
Consumer Discretionary	18.7%
Industrials	15.1%
Health Care	13.5%
Energy	3.0%
Materials	3.0%
Consumer Staples	2.2%
Utilities	0.6%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® FMR® Diversified Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Portfolio Manager of Fidelity Management & Research Company — the Sub-Adviser.

Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of –1.64% compared to the S&P MidCap 400 Index, which returned –2.18% for the same period.

Portfolio Specifics: Stock selection in information technology was an important positive for relative performance, with the Portfolio’s six best relative contributors belonging to that group. Within this sector, our exposure to electronic payments providers and video game makers was particularly helpful.

Our positioning in energy and materials, two commodity-dependent groups that logged the weakest performance of the benchmark’s 10 sectors, also contributed. In both instances, the Portfolio benefited from a combination of stock selection and underweighted exposure in both.

In all three cases, our sector positioning was driven by what we saw at the company level, rather than top-down decisions about the relative merit of various groups.

At the stock level, the Portfolio’s top relative contributor was Global Payments, in which the Portfolio had a sizable overweighting. This stock enjoyed a robust advance for the year, and was one of a relative few that managed an advance even during the volatile third quarter of 2015. The provider of payment processing services announced strong quarterly results in both July and October, which aided its stock.

An out-of-benchmark stake in Electronic Arts, a leading maker of video games, also was helpful. Most of this stock’s gain occurred in the first half of the year. In May, the company revealed it had far exceeded earnings expectations for its fiscal fourth quarter. Additionally, the firm announced a new $1 billion stock repurchase program, effective through May 2017.

Conversely, our success in the sectors mentioned above was largely offset by disappointing stock selection in industrials and financials. A non-index position in Spirit Airlines was by far our biggest relative detractor. Shares of the low-cost carrier lost altitude throughout most of 2015, as Spirit struggled with increased competition from major players Southwest Airlines and American Airlines Group. We maintained our position, as we felt confident these were short-term difficulties, and the stock seemed extremely inexpensive to us at the end of the year.

Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)
Global Payments, Inc.	1.6%
Jones Lang LaSalle, Inc.	1.1%
CBRE Group, Inc.	1.1%
Electronic Arts, Inc.	1.1%
Total System Services, Inc.	1.1%
Cardinal Health, Inc.	1.0%
McGraw-Hill Cos., Inc.	1.0%
Textron, Inc.	1.0%
CDW Corp./DE	0.9%
STERIS PLC	0.9%
Portfolio holdings are subject to change daily.

Another detractor from transportation — a group where we reduced the Portfolio’s allocation during the period — was less-than-truckload (“LTL”) hauler and logistics provider Saia. After strong outperformance in 2014, this non-index stock weakened on investor uncertainty about the impact of lower fuel surcharges on the company’s earnings, lower LTL tonnage and higher driver wages. We trimmed the position a bit but maintained most of it.

Current Strategy and Outlook: The U.S. economy slowed toward the end of 2015, with estimates for fourth-quarter growth from the Federal Reserve Board falling below 1%. Yet, we think trends in employment and housing remain constructive, factors that were reflected in consumer spending levels that were good, but not great. We believe many companies can prosper in the kind of slow-growth environment we envision for 2016. At period end, we had a sizable overweighting in the consumer durables & apparel segment of the consumer discretionary sector and a large overweighting in health care. Conversely, we kept a large underweighting in financials and a negligible allocation to utilities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV January 17, 2006
Class ADV	–2.02%	7.31%	—	6.35%
Class I	–1.40%	7.95%	7.54%	—
Class S	–1.64%	7.68%	7.27%	—
Class S2	–1.79%	7.52%	7.11%	—
S&P MidCap 400 Index	–2.18%	10.68%	8.18%	7.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® FMR® Diversified Mid Cap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	VY® INVESCO GROWTH AND INCOME PORTFOLIO

Sector Diversification as of December 31, 2015 (as a percentage of net assets)
Financials	30.1%
Health Care	13.6%
Information Technology	12.2%
Energy	10.9%
Consumer Discretionary	8.8%
Industrials	8.2%
Consumer Staples	7.3%
Telecommunication Services	2.6%
Utilities	1.6%
Materials	0.6%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Invesco Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by the Invesco Equity Income team. Current members jointly and primarily responsible for the day-to-day management of the Portfolio are Brian Jurkash, Thomas B. Bastian, CFA, and Mary Jayne Maly, James O. Roeder, and Sergio Marcheli, Portfolio Managers, of Invesco Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of –2.93%, compared to the Russell 1000® Value Index, which returned –3.83%, for the same period.

Portfolio Specifics: On the positive side, strong stock selection within the information technology sector was a large contributor to the Portfolio’s relative returns for the reporting period. Notably, Amdocs within software and services was a large driver of performance, posting returns in double-digits for the reporting period. UK-based Amdocs’ stock price rallied when the company reported record revenues in July of 2015, after expanding their product suite and renewing major service contracts. Also, we used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. The use of currency forward contracts had a large positive impact on the Portfolio’s relative performance. This was mainly due to the strength of the U.S. Dollar. Stock selection in consumer discretionary also added to relative returns. Within the sector, Carnival Corp. was a notable contributor, posting returns over 20% for the period. The cruise line operator reported higher-than-expected earnings and raised its outlook for 2016. Energy was one of the worst performing sectors during the period, with continued weakness in oil prices driving down stock prices. As such, the Portfolio’s meaningful underweight in the sector was a positive contributor to relative return.

Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)
JPMorgan Chase & Co.	4.7%
Citigroup, Inc.	4.5%
General Electric Co.	3.8%
Bank of America Corp.	2.8%
Morgan Stanley	2.3%
Carnival Corp.	2.2%
PNC Financial Services Group, Inc.	2.0%
Royal Dutch Shell PLC — Class A	1.9%
Citizens Financial Group, Inc.	1.8%
Target Corp.	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

On the negative side, stock selection in consumer staples was a large detractor to relative performance. Notably, Archer-Daniels-Midland stock sold off during the 4th quarter as investors weighed 3rd quarter profits that missed analyst expectations and guidance that the company may continue to have a challenging operating environment due to the strong U.S. dollar and depressed ethanol margins. Stock selection and an underweight within the industrials sector also detracted from the Portfolio’s relative performance. Tyco International within commercial and professional services performed poorly for the reporting period, posting negative double-digit returns. In the 4th quarter, Tyco met analysts’ earnings expectations; however, revenue numbers fell short due to the impact from foreign currency. Stock selection within materials also detracted from performance. Mosaic Company, a potash producer for fertilizer, was a large detractor, posting negative returns for the period after investors showed concerns of slowing emerging markets economies and waning demand for fertilizer.

Current Strategy and Outlook: Equity markets experienced continued volatility during the reporting period based on political unrest in Eastern Europe, a sluggish Chinese economy and the effects to the global economy from falling oil prices. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

*	Brian Jurkash was added as a portfolio manager in April 2015. Effective January 25, 2016, Matthew Titus was added as a portfolio manager of the Portfolio. Effective March 1, 2016, Mary Jayne Maly will be removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class I April 28, 2006
Class ADV	–3.26%	9.52%	5.70%	—
Class I	–2.69%	10.18%	—	5.94%
Class S	–2.93%	9.91%	6.08%	—
Class S2	–3.10%	9.73%	5.91%	—
Russell 1000® Value Index	–3.83%	11.27%	6.16%	5.47%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Geographic Diversification as of December 31, 2015 (as a percentage of net assets)
India	19.3%
South Africa	15.8%
China	12.3%
Taiwan	8.2%
Brazil	7.4%
Russia	6.0%
Hong Kong	4.5%
South Korea	4.4%
Indonesia	4.0%
Thailand	3.0%
Countries between 0.7%–2.4%ˆ	12.2%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 8 countries, which each represents 0.7%–2.4% of net assets.
Portfolio holdings are subject to change daily.

VY® JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Leon Eidelman, Executive Director, CFA, and Amit Mehta, Executive Director, CFA; each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2015, the Portfolio’s Class S Shares provided a total return of –15.75% compared to the MSCI Emerging Markets Index (“MSCI EM Index”), which returned –14.92% for the same period.

Portfolio Specifics: For the year ended December 31, 2015, the Portfolio underperformed the MSCI EM Index, driven largely by country allocation as a detractor. Specifically, overweight positioning in South Africa was a key detractor. We generally like South African companies, as corporate governance has been particularly strong and management quality has been high in our experience. However, a slowing economy, weak commodity markets and a political scandal have created a perfect storm of headwinds that have hurt share prices. The Portfolio has also been hurt by stock selection in South Africa, as one of our telecommunication services holdings, MTN Group, underperformed significantly. The company was fined by the Nigerian government for $5 billion USD at the end of October for failure to disconnect users with unregistered SIM cards. This is MTN’s fourth fine in Nigeria in the past three years, and should raise questions about the ease of doing business in the country.

On the positive side, stock selection contributed to performance in 2015, particularly in India, Brazil and China. India continues to be a bright spot for the portfolio, driven by positions in Financials and IT outsourcing companies. In Brazil, not owning Banco Bradesco contributed heavily to performance, as the company’s shares fell more than 50% in U.S. dollar terms. Brazil is facing a recession, driven by both falling commodity prices and political missteps, with Bradesco facing the brunt of these issues. In China, a wide variety of businesses contributed to the Portfolio’s performance, including an insurance company, two auto manufacturers and an e-commerce business. We tend to focus on companies that should benefit from the structural growth inherent in China, rather than those that focus on government-led infrastructure spending.

Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)
Tencent Holdings Ltd.	3.6%
AIA Group Ltd.	3.5%
HDFC Bank Ltd. ADR	3.4%
Housing Development Finance Corp.	3.2%
Tata Consultancy Services Ltd.	3.0%
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	2.5%
ITC Ltd.	2.1%
Bidvest Group Ltd.	1.9%
Woolworths Holdings Ltd./South Africa	1.9%
Samsung Electronics Co., Ltd.	1.8%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: For five years, emerging market investors have suffered the effects of a China-led slowdown, which included a collapse in many commodity prices, weakness in emerging market currencies, disappointing earnings and a de-rating of equities. These effects were magnified in 2015, resulting in particularly poor equity returns. We believe there is little evidence to suggest these trends are coming to an end. However, they have been in place for quite a long time, in market terms, and in our opinion most of their impact may have been felt already. Since the highs of 2011, commodities have fallen 35%, and emerging market currencies have weakened by more than 30% in aggregate; finally, the U.S. dollar Index has risen roughly 35% since its 2011 lows. While not wishing to engage in calling bottoms, we believe long-term investors may start looking for entry points in emerging market equities. At roughly 1.4 times book value, we believe current emerging market valuations are attractive in the context of the past 30 years, with lower multiples generally available only in the midst of major market crises.

*	Effective August 3, 2015, Richard Titherington was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

11

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV March 23, 2006
Class ADV	–16.07%	–5.19%	—	2.73%
Class I	–15.57%	–4.64%	4.21%	—
Class S	–15.75%	–4.87%	3.95%	—
Class S2	–15.91%	–5.01%	3.80%	—
MSCI EM Index	–14.92%	–4.81%	3.61%	2.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the VY® JPMorgan Emerging Markets Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to April 29, 2005, the Portfolio was advised by a different sub-adviser.

12

PORTFOLIO MANAGERS’ REPORT	VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

Geographic Diversification as of December 31, 2015 (as a percentage of net assets)
United States	52.7%
United Kingdom	23.1%
France	8.6%
Switzerland	8.1%
Japan	2.4%
Germany	2.2%
Italy	0.8%
Netherlands	0.6%
Assets in Excess of Other Liabilities	1.5%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

VY® Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Managing Director, Christian Derold, Managing Director, Bruno Paulson, Managing Director, Vladimir A. Demine, Executive Director, Dirk Hoffmann-Becking, Executive Director, and Marcus Watson, Vice President, Portfolio Managers, of Morgan Stanley Investment Management Inc.— the Sub-Adviser.*

Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of 6.36% compared to the MSCI World IndexSM, which returned –0.87% for the same period.

Portfolio Specifics: During the year, our new purchases in the Portfolio included Reynolds, Altria, L’Oréal and ADP, and we sold out of P&G, Diageo, LVMH, Imperial Tobacco, Mead Johnson, Indivior and Hermes. Over the year we also both added to and reduced our holdings across a broad range of companies as we managed our positions for quality or valuation reasons.

L’Oréal is the largest beauty company in the world with a portfolio of 32 international brands including L’Oréal Paris, Lancome, Kiehl’s, YSL and Maybelline. Over the last 10 years, the group has delivered what we consider compelling sales and profit growth, while retaining best-in-class levels of investment in media, digital capabilities, and research and development. We also believe L’Oréal’s return on operating capital employed is very respectable, even by the high standards of the Portfolio. It is our opinion that the company’s decentralized structure has been fast to adapt to ever-changing local market trends and has allowed its fast-growing niche brands to flourish. We believe the group is well balanced geographically and has proven capable of growing sales and share in both developed and developing markets with limited deviation in margins/returns by region or category. With its ahead-of-the-curve investments in e-commerce and digital marketing, we believe L’Oréal may continue to outperform the overall beauty market growth rate.

Reynolds American is the second-largest tobacco company in the U.S. after Altria, with a portfolio that we believe could structurally grow market share, including leading brands Newport, Camel and Pall Mall. Its recent acquisition of the number three player, Lorillard, is likely to result in even more favorable market dynamics (such as strengthening of the industry’s pricing power) in what is already an attractive, consolidated cigarette market in our view. We believe that historically, management has done a good job at both innovation and cost cutting.

Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)
Microsoft Corp.	8.8%
Nestle S.A.	8.1%
British American Tobacco PLC	7.5%
Reckitt Benckiser Group PLC	7.3%
Unilever PLC	5.8%
Altria Group, Inc.	4.9%
Reynolds American, Inc.	4.8%
Accenture PLC	4.8%
Mondelez International, Inc.	4.7%
Visa, Inc. — Class A	4.3%
Portfolio holdings are subject to change daily.

Sector allocation was a very strong contributor to the Portfolio’s performance as the major overweight in consumer staples and zero weights in energy, materials and utilities all helped, although the underweight in health care was a bit of a drag on performance. For stock selection, the Portfolio’s outperformance in information technology and consumer staples comfortably outweighed the underperformance in consumer discretionary.

Top absolute contributors to the Portfolio’s performance for the year were Microsoft, Reckitt Benckiser and Mondelez International. Top absolute detractors for the period were Time Warner, Twenty-First Century Fox, and Procter & Gamble.

Current Strategy and Outlook: This time last year we identified a litany of problems facing equity markets. Suffice it to say that none of these have gone away. Rather, existing problems have intensified, new ones have emerged, and there are few hiding places across increasingly correlated asset classes.

We continue to concentrate on what we consider higher-quality stocks with a combination of steady, if moderate, top-line growth through recurring revenues, sustainable high margins through pricing power, and the ability to generate cash through high returns on unlevered capital. We believe these companies could continue to compound their earnings steadily, which could mitigate the impact of any de-rating in the medium-term. Overall, our approach continues to be not to blow the lights out, but just to keep the lights burning.

*	Effective May 1, 2015, Dirk Hoffmann-Becking was added as portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015

Class ADV	5.95%	10.44%	—	7.09%
Class S	6.36%	10.83%	8.85%	—
Class S2	6.17%	10.66%	8.68%	—
MSCI World IndexSM	–0.87%	7.59%	4.98%	3.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Morgan Stanley Global Franchise Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Sector Diversification as of December 31, 2015 (as a percentage of net assets)
Financials	15.2%
Health Care	14.5%
Industrials	11.0%
Information Technology	9.6%
Consumer Discretionary	6.5%
Communications	6.0%
Energy	5.2%
Consumer Staples	4.0%
Consumer, Cyclical	3.8%
Utilities	3.5%
Consumer, Non-cyclical	3.4%
Technology	1.5%
Telecommunication Services	0.6%
Foreign Government Bonds	0.2%
Asset-Backed Securities	0.1%
Basic Materials	0.1%
Assets in Excess of Other Liabilities*	14.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of 5.18%. By comparison, the S&P 500® Index, the Barclays U.S. Government/Credit Index, and the 60% S&P 500® Index/40% Barclays U.S. Government/Credit Index returned 1.38%, 0.15% and 1.13% for the same period.

Portfolio Specifics: The Portfolio outperformed the all-equity S&P 500® Index in 2015. The Portfolio’s equity holdings drove performance and outpaced the S&P 500® Index. The Portfolio’s fixed income holdings also posted a positive return during the one-year period, slightly outperforming the Barclays U.S. Government/Credit Index. Within equities, the health care sector drove relative outperformance due to stock selection and an overweight position. On the downside, the consumer discretionary sector detracted due to stock selection and an underweight position.

We marginally reduced our equity weight on strength during the year, as we trimmed names within the consumer discretionary, health care, and information technology sectors. However, the Portfolio’s absolute weighting of the information technology sector increased due to the market appreciation of holdings. We also added to select holdings in industrials and financials on weakness. Given the ongoing recovery in equities and considering how far we are into an economic expansion, our outlook remains cautious. However, we anticipate headwinds from declines in the euro and yen, and oil prices will begin to fade, potentially fueling modest acceleration in earnings growth.

Our overall fixed income allocation declined over the year, as we trimmed select high yield and bank loans and added to investment-grade corporate bonds. High yield bonds continued to decline amid weakness among energy companies as oil prices tumbled. Regardless of the recent volatility, high yield remains our largest fixed income asset class, and we tend to invest in what we consider to be the highest-quality high yield bonds. Our decrease in high yield during the period was largely a function of trying to reduce our overall duration in order to provide protection from rising interest rates.

The health care sector drove relative outperformance due to stock selection and a sizable overweight position. Within the sector, Cigna, Thermo Fisher Scientific, and Allergan helped results. Conversely, the consumer discretionary sector detracted from relative returns due to stock selection and an underweight position, and Johnson Controls hindered results.

Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)
Marsh & McLennan Cos., Inc.	4.4%
Danaher Corp.	4.1%
Thermo Fisher Scientific, Inc.	3.0%
American Tower Corp.	2.4%
Becton Dickinson & Co.	2.3%
PG&E Corp.	2.1%
Microsoft Corp.	2.1%
Autozone, Inc.	2.1%
Bank of New York Mellon Corp.	2.0%
Fiserv, Inc.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Portfolio is currently holding equity options generating a gross exposure equal to approximately 3% of Portfolio assets. These instruments were held throughout the reporting period. The Portfolio also held currency forwards at certain points during the period, which generated exposure equal to less than 1% of Portfolio assets. During the reporting period, the covered call strategy represented, on average, 6.32% of the overall Portfolio and generated a return of approximately 10.74%. The covered call strategy’s estimated contribution to the Portfolio’s total return was 0.58%. The estimated return impact from employing currency forwards was 3 basis points (“bps”) (a basis point is one-hundredth of one percent), 27 bps from futures and a negligible impact from options for the reporting period.

Current Strategy and Outlook: Although volatility returned to financial markets in 2015, we think some headwinds that curbed U.S. company earnings, including a strong U.S. dollar and oil price declines, will dissipate somewhat as we move into 2016, leading to accelerating earnings growth for many U.S. companies. At the same time, in our opinion, growth drivers that took center stage in 2015, such as mergers and acquisitions, strong auto sales, and residential construction, could prove to be less of a tailwind. The Federal Reserve Board’s pace of interest rate rises in 2016 could also prove challenging if it conflicts with investor expectations. As market leadership begins to shift, we may experience pockets of volatility, but we would use these episodes to add opportunistically to the Portfolio where we find high-quality companies with compelling valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

15

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class ADV	4.85%	10.80%	8.02%
Class I	5.47%	11.46%	8.67%
Class S	5.18%	11.18%	8.39%
Class S2	5.06%	11.02%	8.23%
S&P 500® Index	1.38%	12.57%	7.31%
Barclays U.S. Government/Credit Index	0.15%	3.39%	4.47%
60% S&P 500® Index/40% Barclays U.S. Government/Credit Index	1.13%	9.02%	6.47%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO

Sector Diversification as of December 31, 2015 (as a percentage of net assets)
Financials	25.0%
Industrials	12.7%
Energy	10.8%
Information Technology	10.7%
Consumer Discretionary	10.0%
Health Care	9.6%
Utilities	7.7%
Materials	4.6%
Consumer Staples	3.8%
Telecommunication Services	3.1%
Consumer, Non-cyclical	0.0%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks. The Portfolio is managed by John Linehan Head of U.S. Equity and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of –6.90% compared to the S&P 500® Index, which returned 1.38% for the same period.

Portfolio Specifics: Stock selection detracted from relative returns, as did sector allocation.

The consumer discretionary sector was a large detractor from relative performance due to stock selection. Within the sector, Macy’s struggled over the year from disappointing top-line growth driven by lower tourism at its highly profitable flagship stores and from slower growth in its core handbags and accessories businesses. Although the department store generates significant free cash flow and management is focused on reducing expenses, we have trimmed our position as we continue to evaluate the company. An overweight position and stock selection in the energy sector also hindered relative results. Within the sector, CONSOL Energy suffered over the year from sustained weak natural gas prices driven by a combination of higher production and lower demand due to mild weather. We eliminated our position during the period in favor of other investment opportunities.

Conversely, stock selection in the industrials and business services sector contributed to relative performance. Within the sector, GE has benefited over the year from making significant progress executing its strategy of divesting most of its GE Capital assets to concentrate on industrial production. We trimmed our position on strength; however, we see additional potential value as we believe management’s focus on its core industrial business should lead to improved profitability. Harris also helped results. The company has seen healthy levels of international demand for its tactical radios, as multiple countries have upgraded their defense departments’ communication systems. Although we have trimmed our stake on strength, we continue to like Harris as we believe it is potentially well positioned as a defense supplier, and its acquisition of Exelis earlier in the year should result in significant synergies while increasing its product portfolio.

The Portfolio held rights generating minimal exposure at various points throughout the reporting period. The estimated return impact from employing rights was negligible for the reporting period.

Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)
General Electric Co.	3.5%
JPMorgan Chase & Co.	3.4%
Exxon Mobil Corp.	2.3%
Microsoft Corp.	2.3%
Johnson & Johnson	2.2%
Pfizer, Inc.	2.1%
Boeing Co.	2.0%
Bank of America Corp.	1.8%
Metlife, Inc.	1.6%
Verizon Communications, Inc.	1.6%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Although markets recovered from the third-quarter correction, the final months of 2015 exhibited higher volatility as investors worried about the effects of rising interest rates, economic conditions abroad, and weak commodity prices. These issues appear likely to remain during much of 2016, and as a result we are maintaining our cautious outlook. While we expect to see reasonable economic and earnings growth going forward and valuations that are more in line with historic norms, there remain large overhangs in the global economy. Growth in China continues to slow, and many investors are worried about the government’s ability to navigate a soft landing. In the U.S., investors were comforted by the U.S. Federal Reserve Board’s decision to raise interest rates but remain worried about the economic effects of rising rates. In Europe, the potential for additional European Central Bank stimulus was welcomed news; however, other geopolitical challenges have introduced uncertainty.

We therefore expect more modest equity returns going forward as the impact of lower commodity prices and the strong U.S. dollar should continue to weigh on earnings. Following the August correction, we believe many stock prices are more reasonable, presenting us with select opportunities to purchase quality companies that were indiscriminately sold.

*	Effective November 1, 2015, Brian C. Rogers was removed as a portfolio manager and John Linehan was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

17

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class ADV	–7.24%	8.18%	5.14%
Class I	–6.65%	8.83%	5.78%
Class S	–6.90%	8.56%	5.51%
Class S2	–7.08%	8.40%	5.35%
S&P 500® Index	1.38%	12.57%	7.31%
Russell 1000® Value Index	–3.83%	11.27%	6.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Equity Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

18

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Geographic Diversification as of December 31, 2015 (as a percentage of net assets)
United Kingdom	16.2%
Japan	14.3%
Switzerland	7.5%
United States	5.7%
China	5.4%
Netherlands	5.2%
India	5.0%
Hong Kong	4.9%
Sweden	4.4%
Germany	4.2%
Countries between 0.4%–3.5%ˆ	25.0%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 18 countries, which each represents 0.4%-3.5% of net assets.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price International Stock Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Richard N. Clattenburg, CFA, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of –0.73% compared to the MSCI All Country World IndexSM (ex-U.S.) (“MSCI ACWI ex-U.S.”), which returned –5.66% for the same period.

Portfolio Specifics: The Portfolio outperformed the MSCI ACWI ex-U.S. for the 12-month period ended December 31, 2015. Stock selection, especially in the consumer staples, materials, and information technology sectors, drove the outperformance versus the MSCI ACWI ex-U.S.

In consumer staples, three holdings performed particularly well on both an absolute and a relative basis: LG Household & Health Care, Japan Tobacco, and Svenska Cellulosa. LG Household & Health Care, a South Korean cosmetics and personal products company, saw strong gains over the period on the heels of several solid earnings reports. The main driver of the company’s profits, Prestige Cosmetics, continued to grow steadily while margins expanded. Japan Tobacco’s stock rose early in the year prior to a broad market correction in August and the late September news of a planned acquisition. The initial reaction was negative, due to a sizable premium; however, we think the acquisition makes sense given the brand’s premium status in Japan. Svenska Cellulosa is a Swedish staples company selling personal hygiene products such as tissues, as well as forest products. Shares have risen over the last two quarters driven primarily by better earnings reports. The company’s margins have shown improvement thanks to lower pulp prices and greater pricing power, which allowed it to raise prices on products.

In materials, the second-worst-performing sector during the period, the Portfolio benefited from an underweight and from successful stock selection. James Hardie Industries, an Australian producer of construction materials, saw its shares rise after the company reported that operating margins beat consensus expectations. Lower input and energy prices helped James Hardie beat expectations.

While the Portfolio benefited from an overweight to the health care sector, the period’s best-performing sector, stock selection restrained Portfolio returns, particularly South African drug maker Aspen Pharmacare and Norwegian hearing-aid manufacturer GN Store Nord. Aspen Pharmacare’s shares declined throughout the year as the South African rand depreciated against the euro and U.S. dollar. The company also stopped pursuing an acquisition in the Chinese infant formula industry, although management said it continues to look for other potential targets. GN Store Nord shares fell over the period after a weak start to 2015 as poor performance in its headsets division could not be offset by strong growth in hearing aids. The stock pulled back with the broader market in late summer and missed on profits in the third quarter following margin compression.

Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)
AIA Group Ltd.	2.1%
Priceline.com, Inc.	1.9%
Capita Group PLC	1.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.5%
Nippon Telegraph & Telephone Corp.	1.5%
Nestle S.A.	1.5%
Japan Tobacco, Inc.	1.5%
CK Hutchison Holdings Ltd.	1.4%
Novartis AG	1.4%
Aviva PLC	1.3%
Portfolio holdings are subject to change daily.

The Portfolio held rights generating minimal exposure at various points throughout the reporting period. The estimated return impact from employing rights was negligible for the reporting period.

Current Strategy and Outlook: Our global economic growth expectations remain modest over the next several quarters. Signs of improvement in Europe are supported by aggressive quantitative easing (“QE”), weakness in the euro, lower energy costs, and an improving credit environment. However, high unemployment, elevated debt levels, geopolitical uncertainties, and lingering structural issues remain near-term concerns. The Bank of Japan has also stepped up its QE measures to fuel economic growth and spur inflation.

Falling oil and commodity prices have created broad disparities across the emerging markets universe. This has helped some countries to lower inflation but has hurt the commodity-related exporters. Several emerging markets have lowered interest rates to boost growth, while others have increased rates to defend their currencies. We remain optimistic on the intermediate- and longer-term prospects for international markets, but our near-term outlook remains somewhat guarded given the recent weakness in global trade, lowered forecasts for global economic growth, and heightened volatility.

*	Effective April 11, 2015, Robert W. Smith was removed as a portfolio manager and Richard N. Clattenburg was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

19

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV January 20, 2006
Class ADV	–1.36%	2.76%	—	2.58%
Class I	–0.73%	3.38%	3.51%	—
Class S	–0.94%	3.12%	3.26%	—
MSCI ACWI ex-U.S.	–5.66%	1.06%	2.92%	2.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price International Stock Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

20

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya Liquid Assets Portfolio
Class I	$1,000.00	$1,000.10	0.22%	$1.11	$1,000.00	$1,024.10	0.22%	$1.12
Class S	1,000.00	1,000.10	0.22	1.11	1,000.00	1,024.10	0.22	1.12
Class S2	1,000.00	1,000.10	0.22	1.11	1,000.00	1,024.10	0.22	1.12
VY® Clarion Global Real Estate Portfolio
Class ADV	$1,000.00	$1,019.00	1.49%	$7.58	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,022.20	0.89	4.54	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,020.40	1.14	5.81	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	1,019.60	1.29	6.57	1,000.00	1,018.70	1.29	6.56
VY® FMR® Diversified Mid Cap Portfolio
Class ADV	$1,000.00	$934.30	1.24%	$6.05	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	937.10	0.64	3.12	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	936.40	0.89	4.34	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	935.20	1.04	5.07	1,000.00	1,019.96	1.04	5.30

21

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
VY® Invesco Growth and Income Portfolio
Class ADV	$1,000.00	$951.10	1.24%	$6.10	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	954.10	0.64	3.15	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	952.70	0.89	4.38	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	951.80	1.04	5.12	1,000.00	1,019.96	1.04	5.30
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	$1,000.00	$849.00	1.86%	$8.67	$1,000.00	$1,015.83	1.86%	$9.45
Class I	1,000.00	851.10	1.26	5.88	1,000.00	1,018.85	1.26	6.41
Class S	1,000.00	850.40	1.51	7.04	1,000.00	1,017.59	1.51	7.68
Class S2	1,000.00	849.90	1.66	7.74	1,000.00	1,016.84	1.66	8.44
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	$1,000.00	$1,024.20	1.55%	$7.91	$1,000.00	$1,017.39	1.55%	$7.88
Class S	1,000.00	1,026.10	1.20	6.13	1,000.00	1,019.16	1.20	6.11
Class S2	1,000.00	1,025.20	1.35	6.89	1,000.00	1,018.40	1.35	6.87
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	$1,000.00	$1,013.10	1.24%	$6.29	$1,000.00	$1,018.95	1.24%	$6.25
Class I	1,000.00	1,015.90	0.64	3.25	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,014.50	0.89	4.52	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,014.10	1.04	5.28	1,000.00	1,019.96	1.04	5.30
VY® T. Rowe Price Equity Income Portfolio
Class ADV	$1,000.00	$946.20	1.24%	$6.08	$1,000.00	$1,018.95	1.24%	$6.25
Class I	1,000.00	949.00	0.64	3.14	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	947.60	0.89	4.37	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	946.60	1.04	5.10	1,000.00	1,019.96	1.04	5.30
VY® T. Rowe Price International Stock Portfolio
Class ADV	$1,000.00	$920.50	1.35%	$6.53	$1,000.00	$1,018.40	1.35%	$6.81
Class I	1,000.00	923.10	0.75	3.64	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	922.20	1.00	4.84	1,000.00	1,020.16	1.00	5.09

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios or summary portfolio of investments, of Voya Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® FMR® Diversified Mid Cap Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio, each a series of Voya Investors Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2016

23

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015

	Voya Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® FMR® Diversified Mid Cap Portfolio	VY® Invesco Growth and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$—	$336,309,784	$932,327,560	$506,978,234
Short-term investments at fair value**	—	1,989,038	20,438,117	21,190,833
Total investments at fair value	$—	$338,298,822	$952,765,677	$528,169,067
Short-term investments at amortized cost	1,011,226,089	—	—	—
Cash	246	—	—	68,563
Foreign currencies at value***	—	2,665	17,037	232,229
Receivables:
Investment securities sold	—	10,845	2,500,306	222,604
Fund shares sold	202,636	40,085	1,117,190	339,328
Dividends	8,979	1,786,189	1,030,708	1,023,529
Interest	215,742	—	—	—
Foreign currency settlement (Note 15)	—	118,061	193,853	6,162
Foreign tax reclaims	—	9,540	2,168	138,680
Unrealized appreciation on forward foreign currency contracts	—	—	—	442,919
Prepaid expenses	—	733	—	—
Reimbursement due from manager	—	18,669	—	—
Other assets	38,031	8,833	28,099	16,754
Total assets	1,011,691,723	340,294,442	957,655,038	530,659,835

LIABILITIES:
Payable for investment securities purchased	27,986,397	10,854	1,512,893	167,508
Payable for fund shares redeemed	976,380	3,453,847	1,197,091	207,224
Payable upon receipt of securities loaned	—	859,289	16,806,948	1,085,001
Payable for unified fees	231,021	—	519,999	289,787
Payable for investment management fees	—	255,948	—	—
Payable for distribution and shareholder service fees	20,664	44,351	207,123	118,107
Payable to trustees under the deferred compensation plan (Note 6)	38,031	8,833	28,099	16,754
Payable for trustee fees	19,720	1,752	—	—
Other accrued expenses and liabilities	—	132,982	—	—
Total liabilities	29,272,213	4,767,856	20,272,153	1,884,381
NET ASSETS	$982,419,510	$335,526,586	$937,382,885	$528,775,454

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$982,271,444	$445,307,920	$827,300,113	$379,448,765
Undistributed (distributions in excess of) net investment income	(29,731)	3,049,903	871,990	11,134,833
Accumulated net realized gain (loss)	177,797	(199,472,485)	68,669,606	53,413,934
Net unrealized appreciation	—	86,641,248	40,541,176	84,777,922
NET ASSETS	$982,419,510	$335,526,586	$937,382,885	$528,775,454
_________________________
+ Including securities loaned at value	$—	$814,065	$16,354,652	$1,029,476
* Cost of investments in securities	$—	$249,667,233	$891,786,336	$422,632,384
** Cost of short-term investments	$—	$1,989,038	$20,438,117	$21,190,833
*** Cost of foreign currencies	$—	$2,600	$16,776	$232,299

See Accompanying Notes to Financial Statements

24

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015 (CONTINUED)

	Voya Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® FMR® Diversified Mid Cap Portfolio	VY® Invesco Growth and Income Portfolio
Class ADV
Net assets	n/a	$27,512,625	$60,977,151	$15,551,267
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	2,398,028	4,158,839	610,413
Net asset value and redemption price per share	n/a	$11.47	$14.66	$25.48

Class I
Net assets	$81,636,392	$165,603,519	$102,504,518	$23,008,061
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	81,616,114	14,067,803	6,724,689	896,035
Net asset value and redemption price per share	$1.00	$11.77	$15.24	$25.68

Class S
Net assets	$552,705,558	$141,067,143	$709,821,942	$451,451,938
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	552,487,673	12,044,722	47,043,624	17,491,669
Net asset value and redemption price per share	$1.00	$11.71	$15.09	$25.81

Class S2
Net assets	$348,077,560	$1,343,299	$64,079,274	$38,764,188
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	348,056,982	113,988	4,288,041	1,512,757
Net asset value and redemption price per share	$1.00	$11.78	$14.94	$25.62

See Accompanying Notes to Financial Statements

25

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015

	VY® JPMorgan Emerging Markets Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio
ASSETS:
Investments in securities at fair value+*	$462,971,121	$419,585,785	$4,903,881,450	$990,585,095
Short-term investments at fair value**	14,663,129	—	867,553,670	18,151,657
Total investments at fair value	$477,634,250	$419,585,785	$5,771,435,120	$1,008,736,752
Cash	3,106,790	7,820,365	13,270,304	2,325,725
Foreign currencies at value***	2,363,316	2,907	971,660	—
Receivables:
Investment securities sold	226,269	—	14,957,438	4,506,206
Fund shares sold	6,950,004	65	777,212	2,388,189
Dividends	519,242	927,543	5,027,523	1,962,335
Interest	—	—	15,845,278	3,363
Foreign currency settlement (Note 15)	1,398,040	—	108,397	14,501
Foreign tax reclaims	—	523,625	291,197	—
Other assets	19,974	9,631	101,172	34,728
Total assets	492,217,885	428,869,921	5,822,785,301	1,019,971,799

LIABILITIES:
Payable for investment securities purchased	—	—	5,396,721	512,727
Payable for fund shares redeemed	53,357	2,226,224	14,913,245	3,764,801
Payable upon receipt of securities loaned	14,663,129	—	22,520,496	4,204,920
Unrealized depreciation on unfunded corpoate loans	—	—	35,501	—
Payable for unified fees	506,857	350,755	3,132,951	558,013
Payable for distribution and shareholder service fees	100,995	114,965	1,194,594	227,418
Payable to trustees under the deferred compensation plan (Note 6)	19,974	9,631	101,172	34,728
Other accrued expenses and liabilities	160,751	—	—	—
Written options, at fair valueˆ	—	—	19,889,960	—
Total liabilities	15,505,063	2,701,575	67,184,640	9,302,607
NET ASSETS	$476,712,822	$426,168,346	$5,755,600,661	$1,010,669,192

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$526,488,269	$314,932,757	$4,841,668,748	$746,208,584
Undistributed net investment income	5,867,811	5,166,345	10,826,242	3,131,955
Accumulated net realized gain (loss)	(17,420,643)	34,938,818	521,815,828	91,599,018
Net unrealized appreciation (depreciation)	(38,222,615)	71,130,426	381,289,843	169,729,635
NET ASSETS	$476,712,822	$426,168,346	$5,755,600,661	$1,010,669,192
_________________________
+ Including securities loaned at value	$14,062,056	$—	$21,843,263	$4,115,149
* Cost of investments in securities	$501,177,005	$348,411,062	$4,518,889,302	$820,850,762
** Cost of short-term investments	$14,663,129	$—	$867,553,670	$18,151,657
*** Cost of foreign currencies	$2,372,164	$2,892	$981,085	$—
ˆ Premiums received on written options	$—	$—	$16,273,652	$—

See Accompanying Notes to Financial Statements

26

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015 (CONTINUED)

	VY® JPMorgan Emerging Markets Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio
Class ADV
Net assets	$34,071,595	$56,394,781	$596,730,337	$50,412,531
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,636,689	3,687,662	23,617,584	3,869,104
Net asset value and redemption price per share	$12.92	$15.29	$25.27	$13.03

Class I
Net assets	$58,249,728	n/a	$1,027,479,614	$90,800,276
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	4,307,163	n/a	39,337,387	6,878,848
Net asset value and redemption price per share	$13.52	n/a	$26.12	$13.20

Class S
Net assets	$367,861,218	$319,680,592	$4,044,260,540	$758,357,941
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	27,348,949	19,959,764	154,763,163	57,356,408
Net asset value and redemption price per share	$13.45	$16.02	$26.13	$13.22

Class S2
Net assets	$16,530,281	$50,092,973	$87,130,170	$111,098,444
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,243,040	3,150,746	3,354,218	8,491,688
Net asset value and redemption price per share	$13.30	$15.90	$25.98	$13.08

See Accompanying Notes to Financial Statements

27

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015

VY® T. Rowe Price International Stock Portfolio
ASSETS:
Investments in securities at fair value+*	$220,930,569
Short-term investments at fair value**	5,094,384
Total investments at fair value	$226,024,953
Cash	982,746
Foreign currencies at value***	114,439
Receivables:
Investment securities sold	807,191
Fund shares sold	287,141
Dividends	148,515
Foreign currency settlement (Note 15)	268,828
Foreign tax reclaims	239,523
Prepaid expenses	1,889
Other assets	8,381
Total assets	228,883,606

LIABILITIES:
Payable for investment securities purchased	87,189
Payable for fund shares redeemed	82,849
Payable upon receipt of securities loaned	2,555,825
Payable for investment management fees	123,048
Payable for distribution and shareholder service fees	44,191
Payable to trustees under the deferred compensation plan (Note 6)	8,381
Payable for trustee fees	1,266
Other accrued expenses and liabilities	127,975
Total liabilities	3,030,724
NET ASSETS	$225,852,882

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$325,617,858
Undistributed net investment income	3,149,711
Accumulated net realized loss	(106,926,752)
Net unrealized appreciation	4,012,065

NET ASSETS	$225,852,882
_________________________
+ Including securities loaned at value	$2,481,550
* Cost of investments in securities	$216,895,560
** Cost of short-term investments	$5,094,384
*** Cost of foreign currencies	$116,052

See Accompanying Notes to Financial Statements

28

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015 (CONTINUED)

VY® T. Rowe Price International Stock Portfolio
Class ADV
Net assets	$15,149,465
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,189,688
Net asset value and redemption price per share	$12.73

Class I
Net assets	$39,287,558
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	3,078,176
Net asset value and redemption price per share	$12.76

Class S
Net assets	$171,415,859
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	13,487,464
Net asset value and redemption price per share	$12.71

See Accompanying Notes to Financial Statements

29

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015

	Voya Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® FMR® Diversified Mid Cap Portfolio	VY® Invesco Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$61,490	$8,460,725	$11,803,655	$13,016,240
Interest, net of foreign taxes withheld*	2,077,021	—	—	—
Securities lending income, net	—	50,413	61,706	143,556
Total investment income	2,138,511	8,511,138	11,865,361	13,159,796

EXPENSES:
Investment management fees(1)	—	3,007,739	—	—
Unified fees	2,688,809	—	6,719,244	3,683,899
Distribution and shareholder service fees:
Class ADV	—	213,775	498,715	120,790
Class S	1,458,861	385,125	2,018,292	1,235,747
Class S2	1,532,593	7,305	352,030	211,536
Transfer agent fees	—	672	—	—
Administrative service fees(1)	—	120,488	—	—
Shareholder reporting expense	—	73,070	—	—
Professional fees	—	26,794	—	—
Custody and accounting expense	—	126,091	—	—
Trustee fees and expenses	51,528	10,556	46,709	25,036
Miscellaneous expense	—	18,800	—	—
Interest expense	888	—	2,581	—
Total expenses	5,732,679	3,990,415	9,637,571	5,277,008
Net waived and reimbursed fees	(3,596,449)	(308,217)	(170,149)	(66,465)
Brokerage commission recapture	—	—	—	(13,986)
Net expenses	2,136,230	3,682,198	9,467,422	5,196,557
Net investment income	2,281	4,828,940	2,397,939	7,963,239

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	179,886	13,745,523	73,210,150	54,507,358
Foreign currency related transactions	—	(44,462)	210,773	4,359,038
Net realized gain	179,886	13,701,061	73,420,923	58,866,396
Net change in unrealized appreciation (depreciation) on:
Investments	—	(24,750,811)	(87,480,246)	(82,034,846)
Foreign currency related transactions	—	4,876	314	(650,471)
Net change in unrealized appreciation (depreciation)	—	(24,745,935)	(87,479,932)	(82,685,317)
Net realized and unrealized gain (loss)	179,886	(11,044,874)	(14,059,009)	(23,818,921)
Increase (decrease) in net assets resulting from operations	$182,167	$(6,215,934)	$(11,661,070)	$(15,855,682)
______________
* Foreign taxes withheld	$1,088	$442,414	$72,747	$372,791

(1)	Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

30

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015

	VY® JPMorgan Emerging Markets Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,911,517	$10,676,678	$59,669,003	$33,659,800
Interest	—	—	62,547,625	4,082
Securities lending income, net	285,999	93,564	211,698	158,723
Total investment income	13,197,516	10,770,242	122,428,326	33,822,605

EXPENSES:
Unified fees	7,141,416	4,185,930	36,731,552	7,840,319
Distribution and shareholder service fees:
Class ADV	292,128	429,513	3,948,703	426,400
Class S	1,112,485	818,784	10,271,329	2,226,822
Class S2	99,973	262,711	452,948	601,688
Trustee fees and expenses	27,355	18,823	238,171	55,199
Interest expense	1,795	—	5,415	—
Total expenses	8,675,152	5,715,761	51,648,118	11,150,428
Net waived and reimbursed fees	(78,420)	(180,363)	(880,333)	(212,083)
Brokerage commission recapture	(1,675)	—	(27,821)	(5,755)
Net expenses	8,595,057	5,535,398	50,739,964	10,932,590
Net investment income	4,602,459	5,234,844	71,688,362	22,890,015

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Peruvian capital gains tax withheldˆ)	(16,313,470)	35,403,021	494,564,393	111,878,317
Foreign currency related transactions	1,210,205	(59,193)	343,280	11,656
Futures	—	—	18,160,920	—
Written options	—	—	9,625,916	—
Net realized gain (loss)	(15,103,265)	35,343,828	522,694,509	111,889,973
Net change in unrealized appreciation (depreciation) on:
Investments	(80,352,669)	(14,152,667)	(316,556,135)	(223,883,515)
Foreign currency related transactions	42,963	64,114	(19,140)	(2,933)
Futures	—	—	(2,727,784)	—
Written options	—	—	17,695,529	—
Unfunded commitments	—	—	47,242	—
Net change in unrealized appreciation (depreciation)	(80,309,706)	(14,088,553)	(301,560,288)	(223,886,448)
Net realized and unrealized gain (loss)	(95,412,971)	21,255,275	221,134,221	(111,996,475)
Increase (decrease) in net assets resulting from operations	$(90,810,512)	$26,490,119	$292,822,583	$(89,106,460)
_________________________
* Foreign taxes withheld	$1,411,015	$388,647	$343,579	$292,587
ˆ Foreign taxes on sale of Peruvian investments	$27,994	$—	$—	$—

See Accompanying Notes to Financial Statements

31

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015

VY® T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,740,024
Interest	50
Securities lending income, net	38,128
Total investment income	4,778,202

EXPENSES:
Investment management fees(1)	1,537,373
Distribution and shareholder service fees:
Class ADV	110,388
Class S	476,148
Transfer agent fees	802
Administrative service fees(1)	83,574
Shareholder reporting expense	46,714
Professional fees	30,705
Custody and accounting expense	186,344
Trustee fees	7,598
Miscellaneous expense	15,368
Interest expense	885
Total expenses	2,495,899
Net waived and reimbursed fees	(22,078)
Net expenses	2,473,821
Net investment income	2,304,381

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	10,797,915
Foreign currency related transactions	186,851
Net realized gain	10,984,766
Net change in unrealized appreciation (depreciation) on:
Investments	(16,679,699)
Foreign currency related transactions	5,503
Net change in unrealized appreciation (depreciation)	(16,674,196)
Net realized and unrealized loss	(5,689,430)
Decrease in net assets resulting from operations	$(3,385,049)
______________
* Foreign taxes withheld	$321,355

(1)	Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

32

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Liquid Assets Portfolio		VY® Clarion Global Real Estate Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$2,281	$(1)	$4,828,940	$5,223,491
Net realized gain	179,886	94,446	13,701,061	23,589,182
Net change in unrealized appreciation (depreciation)	—	—	(24,745,935)	14,970,781
Increase (decrease) in net assets resulting from operations	182,167	94,445	(6,215,934)	43,783,454

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(802,419)	(229,795)
Class I	(2,282)	—	(5,180,233)	(2,038,749)
Class S	—	—	(4,550,455)	(1,788,837)
Class S2	—	—	(39,314)	(16,861)
Net realized gains:
Class I	(7,623)	(9,687)	—	—
Class S	(58,777)	(89,733)	—	—
Class S2	(30,135)	(37,673)	—	—
Total distributions	(98,817)	(137,093)	(10,572,421)	(4,074,242)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	330,214,349	313,291,955	60,950,058	51,503,033
Reinvestment of distributions	98,817	137,093	10,572,421	4,074,242
	330,313,166	313,429,048	71,522,479	55,577,275
Cost of shares redeemed	(338,438,095)	(454,010,770)	(69,811,075)	(53,180,471)
Net increase (decrease) in net assets resulting from capital share transactions	(8,124,929)	(140,581,722)	1,711,404	2,396,804
Net increase (decrease) in net assets	(8,041,579)	(140,624,370)	(15,076,951)	42,106,016

NET ASSETS:
Beginning of year or period	990,461,089	1,131,085,459	350,603,537	308,497,521
End of year or period	$982,419,510	$990,461,089	$335,526,586	$350,603,537
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss at end of year or period	$(29,731)	$(29,730)	$3,049,903	$10,525,335

See Accompanying Notes to Financial Statements

33

STATEMENTS OF CHANGES IN NET ASSETS

	VY® FMR® Diversified Mid Cap Portfolio		VY® Invesco Growth and Income Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$2,397,939	$925,615	$7,963,239	$12,992,391
Net realized gain	73,420,923	181,025,618	58,866,396	82,801,924
Net change in unrealized appreciation (depreciation)	(87,479,932)	(116,323,074)	(82,685,317)	(34,582,406)
Increase (decrease) in net assets resulting from operations	(11,661,070)	65,628,159	(15,855,682)	61,211,909

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(86,300)	(464,596)	(152,089)
Class I	(444,794)	(413,010)	(880,808)	(374,718)
Class S	(1,222,228)	(1,574,904)	(15,833,846)	(6,336,522)
Class S2	(19,274)	(91,275)	(1,287,004)	(476,808)
Net realized gains:
Class ADV	(11,815,655)	(11,563,114)	(2,196,915)	(1,025,623)
Class I	(19,175,649)	(18,029,752)	(3,452,127)	(1,687,740)
Class S	(138,938,011)	(145,727,142)	(67,428,361)	(34,501,619)
Class S2	(12,305,304)	(12,229,667)	(5,800,219)	(3,053,225)
Total distributions	(183,920,915)	(189,715,164)	(97,343,876)	(47,608,344)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,552,711	41,707,990	19,496,921	39,913,374
Reinvestment of distributions	183,920,915	189,715,164	97,343,876	47,608,344
	222,473,626	231,423,154	116,840,797	87,521,718
Cost of shares redeemed	(194,325,045)	(224,471,253)	(100,468,949)	(133,037,931)
Net increase (decrease) in net assets resulting from capital share transactions	28,148,581	6,951,901	16,371,848	(45,516,213)
Net decrease in net assets	(167,433,404)	(117,135,104)	(96,827,710)	(31,912,648)

NET ASSETS:
Beginning of year or period	1,104,816,289	1,221,951,393	625,603,164	657,515,812
End of year or period	$937,382,885	$1,104,816,289	$528,775,454	$625,603,164
Undistributed (distributions in excess of) net investment income at end of year or period	$871,990	$(24,762)	$11,134,833	$17,355,015

See Accompanying Notes to Financial Statements

34

STATEMENTS OF CHANGES IN NET ASSETS

	VY® JPMorgan Emerging Markets Equity Portfolio		VY® Morgan Stanley Global Franchise Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$4,602,459	$7,426,436	$5,234,844	$7,873,152
Net realized gain (loss)	(15,103,265)	38,019,008	35,343,828	48,577,496
Net change in unrealized appreciation (depreciation)	(80,309,706)	(44,308,403)	(14,088,553)	(36,747,685)
Increase (decrease) in net assets resulting from operations	(90,810,512)	1,137,041	26,490,119	19,702,963

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(326,410)	(307,892)	(940,964)	(859,947)
Class I	(991,321)	(890,312)	—	—
Class S	(5,215,235)	(5,089,419)	(5,928,432)	(6,118,075)
Class S2	(195,626)	(192,776)	(883,043)	(902,653)
Net realized gains:
Class ADV	(2,604,762)	(4,437,912)	(6,643,884)	(4,303,987)
Class I	(4,314,670)	(7,247,818)	—	—
Class S	(28,745,116)	(53,529,485)	(35,866,567)	(27,624,923)
Class S2	(1,289,936)	(2,403,154)	(5,858,610)	(4,481,323)
Total distributions	(43,683,076)	(74,098,768)	(56,121,500)	(44,290,908)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	35,183,314	68,853,544	21,058,708	22,075,983
Reinvestment of distributions	43,683,076	74,098,768	56,121,500	44,290,908
	78,866,390	142,952,312	77,180,208	66,366,891
Cost of shares redeemed	(103,355,722)	(214,490,179)	(67,848,721)	(94,785,839)
Net increase (decrease) in net assets resulting from capital share transactions	(24,489,332)	(71,537,867)	9,331,487	(28,418,948)
Net decrease in net assets	(158,982,920)	(144,499,594)	(20,299,894)	(53,006,893)

NET ASSETS:
Beginning of year or period	635,695,742	780,195,336	446,468,240	499,475,133
End of year or period	$476,712,822	$635,695,742	$426,168,346	$446,468,240
Undistributed net investment income at end of year or period	$5,867,811	$6,709,542	$5,166,345	$7,743,134

See Accompanying Notes to Financial Statements

35

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Capital Appreciation Portfolio		VY® T. Rowe Price Equity Income Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$71,688,362	$74,747,338	$22,890,015	$26,258,141
Net realized gain	522,694,509	737,673,896	111,889,973	154,725,751
Net change in unrealized appreciation (depreciation)	(301,560,288)	(159,733,672)	(223,886,448)	(78,643,981)
Increase (decrease) in net assets resulting from operations	292,822,583	652,687,562	(89,106,460)	102,339,911

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,106,783)	(4,660,761)	(960,885)	(986,801)
Class I	(15,684,327)	(17,223,552)	(2,533,058)	(4,137,978)
Class S	(51,736,219)	(52,605,407)	(17,256,326)	(19,159,310)
Class S2	(986,675)	(1,068,339)	(2,362,442)	(2,317,585)
Net realized gains:
Class ADV	(69,831,233)	(34,975,542)	(7,070,472)	(4,668,632)
Class I	(132,892,502)	(91,934,253)	(22,133,862)	(13,674,816)
Class S	(524,081,170)	(341,885,903)	(109,043,082)	(74,894,530)
Class S2	(11,578,038)	(7,916,456)	(14,775,840)	(9,442,889)
Total distributions	(812,896,947)	(552,270,213)	(176,135,967)	(129,282,541)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	437,069,518	371,267,812	35,402,438	49,474,242
Reinvestment of distributions	812,896,947	552,270,213	176,135,967	129,282,541
	1,249,966,465	923,538,025	211,538,405	178,756,783
Cost of shares redeemed	(698,556,403)	(735,709,676)	(337,624,026)	(419,344,627)
Net increase (decrease) in net assets resulting from capital share transactions	551,410,062	187,828,349	(126,085,621)	(240,587,844)
Net increase (decrease) in net assets	31,335,698	288,245,698	(391,328,048)	(267,530,474)

NET ASSETS:
Beginning of year or period	5,724,264,963	5,436,019,265	1,401,997,240	1,669,527,714
End of year or period	$5,755,600,661	$5,724,264,963	$1,010,669,192	$1,401,997,240
Undistributed net investment income at end of year or period	$10,826,242	$14,557,408	$3,131,955	$3,526,541

See Accompanying Notes to Financial Statements

36

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price International Stock Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$2,304,381	$2,379,084
Net realized gain	10,984,766	8,848,139
Net change in unrealized appreciation (depreciation)	(16,674,196)	(14,689,523)
Decrease in net assets resulting from operations	(3,385,049)	(3,462,300)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(91,277)	(110,844)
Class I	(569,331)	(704,709)
Class S	(1,757,160)	(2,117,375)
Total distributions	(2,417,768)	(2,932,928)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	43,652,974	44,746,692
Reinvestment of distributions	2,417,768	2,932,928
	46,070,742	47,679,620
Cost of shares redeemed	(60,742,954)	(32,162,390)
Net increase (decrease) in net assets resulting from capital share transactions	(14,672,212)	15,517,230
Net increase (decrease) in net assets	(20,475,029)	9,122,002

NET ASSETS:
Beginning of year or period	246,327,911	237,205,909
End of year or period	$225,852,882	$246,327,911
Undistributed net investment income at end of year or period	$3,149,711	$2,409,956

See Accompanying Notes to Financial Statements

37

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions										Ratios to average net assets					Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)		($000’s)	(%)
Voya Liquid Assets Portfolio
Class I
12-31-15	1.00	—		0.00	*	0.00	0.00	*	0.00	*	—	0.00	*	—	1.00	0.01	0.28	0.22	0.22	0.00	*	81,636	—
12-31-14	1.00	(0.00	)*	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.28	0.19	0.19	(0.00	)*	78,773	—
12-31-13	1.00	0.00	*	0.00	*	0.00	0.00	*	0.00	*	—	0.00	*	—	1.00	0.02	0.28	0.22	0.22	0.00	*	81,029	—
12-31-12	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.11	0.28	0.28	0.28	0.10		98,940	—
12-31-11	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.04	0.27	0.25	0.25	0.01		111,088	—
Class S
12-31-15	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.22	0.22	(0.00	)*	552,706	—
12-31-14	1.00	(0.00	)*	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.19	0.19	(0.00	)*	619,776	—
12-31-13	1.00	(0.00	)*	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.02	0.53	0.23	0.23	(0.00	)*	753,517	—
12-31-12	1.00	0.00	*	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.38	0.38	0.00	*	897,738	—
12-31-11	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	0.52	0.26	0.26	0.00	*	1,072,086	—
Class S2
12-31-15	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.22	0.22	(0.00	)*	348,078	—
12-31-14	1.00	(0.00	)*	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.19	0.19	(0.00	)*	291,912	—
12-31-13	1.00	(0.00	)*	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.02	0.78	0.23	0.23	(0.00	)*	296,540	—
12-31-12	1.00	0.00	*	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.38	0.38	0.00	*	270,143	—
12-31-11	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	0.77	0.26	0.26	0.00	*	229,337	—
VY® Clarion Global Real Estate Portfolio
Class ADV
12-31-15	12.04	0.11	•	(0.35)		(0.24)	0.33		—		—	0.33		—	11.47	(1.99)	1.72	1.49	1.49	0.95		27,513	50
12-31-14	10.71	0.13		1.30		1.43	0.10		—		—	0.10		—	12.04	13.40	1.73	1.49	1.49	1.12		27,577	40
12-31-13	10.96	0.12	•	0.25		0.37	0.62		—		—	0.62		—	10.71	3.29	1.73	1.49	1.49	1.13		23,863	35
12-31-12	8.79	0.14		2.07		2.21	0.04		—		—	0.04		—	10.96	25.17	1.75	1.49	1.49	1.52		15,270	43
12-31-11	9.64	0.14	•	(0.64)		(0.50)	0.35		—		—	0.35		—	8.79	(5.62)	1.72	1.49	1.49	1.46		10,225	34
Class I
12-31-15	12.34	0.18		(0.35)		(0.17)	0.40		—		—	0.40		—	11.77	(1.42)	0.97	0.89	0.89	1.55		165,604	50
12-31-14	10.96	0.21	•	1.33		1.54	0.16		—		—	0.16		—	12.34	14.07	0.98	0.89	0.89	1.75		160,209	40
12-31-13	11.17	0.19	•	0.26		0.45	0.66		—		—	0.66		—	10.96	3.95	0.98	0.89	0.89	1.70		121,414	35
12-31-12	8.93	0.20	•	2.12		2.32	0.08		—		—	0.08		—	11.17	26.08	1.00	0.89	0.89	1.97		106,134	43
12-31-11	9.75	0.19		(0.65)		(0.46)	0.36		—		—	0.36		—	8.93	(5.15)	0.97	0.89	0.89	1.97		210,292	34
Class S
12-31-15	12.28	0.15	•	(0.36)		(0.21)	0.36		—		—	0.36		—	11.71	(1.69)	1.22	1.14	1.14	1.27		141,067	50
12-31-14	10.90	0.17	•	1.34		1.51	0.13		—		—	0.13		—	12.28	13.86	1.23	1.14	1.14	1.42		161,194	40
12-31-13	11.11	0.16	•	0.26		0.42	0.63		—		—	0.63		—	10.90	3.71	1.23	1.14	1.14	1.42		161,379	35
12-31-12	8.89	0.19	•	2.08		2.27	0.05		—		—	0.05		—	11.11	25.65	1.25	1.14	1.14	1.86		173,554	43
12-31-11	9.70	0.16	•	(0.64)		(0.48)	0.33		—		—	0.33		—	8.89	(5.30)	1.22	1.14	1.14	1.70		154,055	34
Class S2
12-31-15	12.34	0.14	•	(0.36)		(0.22)	0.34		—		—	0.34		—	11.78	(1.84)	1.47	1.29	1.29	1.11		1,343	50
12-31-14	10.96	0.14	•	1.35		1.49	0.11		—		—	0.11		—	12.34	13.60	1.48	1.29	1.29	1.22		1,624	40
12-31-13	11.17	0.14	•	0.26		0.40	0.61		—		—	0.61		—	10.96	3.54	1.48	1.29	1.29	1.27		1,842	35
12-31-12	8.93	0.17	•	2.11		2.28	0.04		—		—	0.04		—	11.17	25.52	1.50	1.29	1.29	1.71		1,935	43
12-31-11	9.74	0.15	•	(0.64)		(0.49)	0.32		—		—	0.32		—	8.93	(5.43)	1.47	1.29	1.29	1.55		1,815	34
VY® FMR® Diversified Mid Cap Portfolio
Class ADV
12-31-15	18.06	(0.02)		(0.08)		(0.10)	—		3.30		—	3.30		—	14.66	(2.02)	1.39	1.24	1.24	(0.11)		60,977	27
12-31-14	20.43	(0.05)		1.17		1.12	0.03		3.46		—	3.49		—	18.06	5.65	1.39	1.24	1.24	(0.26)		68,677	143
12-31-13	15.15	(0.00	)*	5.38		5.38	0.03		0.07		—	0.10		—	20.43	35.62	1.39	1.24	1.24	(0.03)		70,648	132
12-31-12	13.30	0.05		1.84		1.89	0.04		—		—	0.04		—	15.15	14.24	1.39	1.24	1.24	0.36		56,105	186
12-31-11	15.02	(0.04)		(1.65)		(1.69)	0.03		—		—	0.03		—	13.30	(11.28)	1.39	1.24	1.24	(0.30)		53,845	88

See Accompanying Notes to Financial Statements

38

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
VY® FMR® Diversified Mid Cap Portfolio (continued)
Class I
12-31-15	18.61	0.08		(0.08)	0.00 *	0.07	3.30	—	3.37	—	15.24	(1.40)		0.64	0.64	0.64	0.49	102,505	27
12-31-14	20.88	0.06		1.20	1.26	0.07	3.46	—	3.53	—	18.61	6.27		0.64	0.64	0.64	0.34	109,304	143
12-31-13	15.47	0.10	•	5.51	5.61	0.13	0.07	—	0.20	—	20.88	36.39		0.64	0.64	0.64	0.58	110,005	132
12-31-12	13.58	0.15	•	1.88	2.03	0.14	—	—	0.14	—	15.47	14.93		0.64	0.64	0.64	1.03	92,185	186
12-31-11	15.24	0.05		(1.68)	(1.63)	0.03	—	—	0.03	—	13.58	(10.72)		0.64	0.64	0.64	0.28	75,502	88
Class S
12-31-15	18.46	0.04		(0.08)	(0.04)	0.03	3.30	—	3.33	—	15.09	(1.64)		0.89	0.89	0.89	0.23	709,822	27
12-31-14	20.75	0.02		1.19	1.21	0.04	3.46	—	3.50	—	18.46	6.02		0.89	0.89	0.89	0.09	854,340	143
12-31-13	15.38	0.06	•	5.47	5.53	0.09	0.07	—	0.16	—	20.75	36.02		0.89	0.89	0.89	0.33	964,463	132
12-31-12	13.50	0.10	•	1.87	1.97	0.09	—	—	0.09	—	15.38	14.63		0.89	0.89	0.89	0.69	848,802	186
12-31-11	15.19	0.01		(1.67)	(1.66)	0.03	—	—	0.03	—	13.50	(10.95)		0.89	0.89	0.89	0.03	901,291	88
Class S2
12-31-15	18.31	0.01		(0.08)	(0.07)	0.00 *	3.30	—	3.30	—	14.94	(1.79)		1.14	1.04	1.04	0.08	64,079	27
12-31-14	20.63	(0.01)		1.18	1.17	0.03	3.46	—	3.49	—	18.31	5.84		1.14	1.04	1.04	(0.06)	72,495	143
12-31-13	15.29	0.04		5.43	5.47	0.06	0.07	—	0.13	—	20.63	35.86		1.14	1.04	1.04	0.17	76,836	132
12-31-12	13.43	0.09		1.84	1.93	0.07	—	—	0.07	—	15.29	14.41		1.14	1.04	1.04	0.56	65,198	186
12-31-11	15.13	(0.02)		(1.65)	(1.67)	0.03	—	—	0.03	—	13.43	(11.06)		1.14	1.04	1.04	(0.12)	62,480	88
VY® Invesco Growth and Income Portfolio
Class ADV
12-31-15	31.49	0.30	•	(0.98)	(0.68)	0.93	4.40	—	5.33	—	25.48	(3.26)		1.39	1.24	1.24	1.05	15,551	19
12-31-14	30.92	0.52	•	2.43	2.95	0.31	2.07	—	2.38	—	31.49	9.72		1.39	1.24	1.24	1.66	16,407	28
12-31-13	23.41	0.25	•	7.55	7.80	0.29	—	—	0.29	—	30.92	33.45		1.39	1.24	1.23	0.92	15,200	28
12-31-12	20.82	0.27	•	2.66	2.93	0.34	—	—	0.34	—	23.41	14.17		1.40	1.25	1.24	1.19	9,405	25
12-31-11	21.62	0.24	•	(0.78)	(0.54)	0.26	—	—	0.26	—	20.82	(2.55)		1.40	1.25	1.24	1.12	9,099	19
Class I
12-31-15	31.71	0.47	•	(0.98)	(0.51)	1.12	4.40	—	5.52	—	25.68	(2.69)		0.64	0.64	0.64	1.63	23,008	19
12-31-14	31.08	0.68	•	2.48	3.16	0.46	2.07	—	2.53	—	31.71	10.39		0.64	0.64	0.64	2.16	28,264	28
12-31-13	23.50	0.43	•	7.58	8.01	0.43	—	—	0.43	—	31.08	34.23		0.64	0.64	0.63	1.53	24,742	28
12-31-12	20.90	0.41	•	2.66	3.07	0.47	—	—	0.47	—	23.50	14.89		0.65	0.65	0.64	1.80	16,952	25
12-31-11	21.63	0.36	•	(0.77)	(0.41)	0.32	—	—	0.32	—	20.90	(1.96)		0.65	0.65	0.64	1.66	8,679	19
Class S
12-31-15	31.83	0.40	•	(0.99)	(0.59)	1.03	4.40	—	5.43	—	25.81	(2.93)		0.89	0.89	0.89	1.39	451,452	19
12-31-14	31.19	0.64	•	2.45	3.09	0.38	2.07	—	2.45	—	31.83	10.11		0.89	0.89	0.89	2.04	535,054	28
12-31-13	23.59	0.35	•	7.61	7.96	0.36	—	—	0.36	—	31.19	33.88		0.89	0.89	0.88	1.27	566,801	28
12-31-12	20.98	0.35	•	2.67	3.02	0.41	—	—	0.41	—	23.59	14.56		0.90	0.90	0.89	1.55	460,995	25
12-31-11	21.70	0.31	•	(0.77)	(0.46)	0.26	—	—	0.26	—	20.98	(2.16)		0.90	0.90	0.89	1.43	474,352	19
Class S2
12-31-15	31.63	0.36	•	(0.99)	(0.63)	0.98	4.40	—	5.38	—	25.62	(3.10)		1.14	1.04	1.04	1.24	38,764	19
12-31-14	31.00	0.59	•	2.43	3.02	0.32	2.07	—	2.39	—	31.63	9.95		1.14	1.04	1.04	1.89	45,878	28
12-31-13	23.45	0.31	•	7.56	7.87	0.32	—	—	0.32	—	31.00	33.70		1.14	1.04	1.03	1.12	50,774	28
12-31-12	20.85	0.32	•	2.66	2.98	0.38	—	—	0.38	—	23.45	14.41		1.15	1.05	1.04	1.40	45,598	25
12-31-11	21.58	0.28	•	(0.78)	(0.50)	0.23	—	—	0.23	—	20.85	(2.36)		1.15	1.05	1.04	1.28	45,015	19
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-15	16.63	0.07		(2.56)	(2.49)	0.14	1.08	—	1.22	—	12.92	(16.07	)(a)	2.01	1.86	1.86	0.45	34,072	15
12-31-14	18.39	0.13		0.13	0.26	0.13	1.89	—	2.02	—	16.63	0.47		2.01	1.86	1.86	0.72	42,490	23
12-31-13	20.19	0.07	•	(1.31)	(1.24)	0.12	0.44	—	0.56	—	18.39	(6.07)		2.01	1.86	1.86	0.36	43,996	45
12-31-12	17.48	0.06		3.14	3.20	—	0.49	—	0.49	—	20.19	18.71		2.01	1.86	1.86	0.32	37,375	15
12-31-11	22.36	0.06	•	(4.06)	(4.00)	0.19	0.69	—	0.88	—	17.48	(18.53)		2.01	1.86	1.86	0.30	29,692	19

See Accompanying Notes to Financial Statements

39

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
VY® JPMorgan Emerging Markets Equity Portfolio (continued)
Class I
12-31-15	17.36	0.17		(2.68)	(2.51)	0.25	1.08	—	1.33	—	13.52	(15.57	)(a)	1.26	1.26	1.26	1.05	58,250	15
12-31-14	19.10	0.23	•	0.15	0.38	0.23	1.89	—	2.12	—	17.36	1.06		1.26	1.26	1.26	1.22	71,163	23
12-31-13	20.93	0.19	•	(1.35)	(1.16)	0.23	0.44	—	0.67	—	19.10	(5.49)		1.26	1.26	1.26	0.97	136,636	45
12-31-12	18.01	0.17	•	3.24	3.41	—	0.49	—	0.49	—	20.93	19.33		1.26	1.26	1.26	0.84	177,486	15
12-31-11	22.92	0.20	•	(4.19)	(3.99)	0.23	0.69	—	0.92	—	18.01	(18.05)		1.26	1.26	1.26	0.95	227,942	19
Class S
12-31-15	17.26	0.13	•	(2.66)	(2.53)	0.20	1.08	—	1.28	—	13.45	(15.75	)(a)	1.51	1.51	1.51	0.81	367,861	15
12-31-14	19.00	0.20	•	0.13	0.33	0.18	1.89	—	2.07	—	17.26	0.80		1.51	1.51	1.51	1.06	499,431	23
12-31-13	20.82	0.16		(1.37)	(1.21)	0.17	0.44	—	0.61	—	19.00	(5.74)		1.51	1.51	1.51	0.73	573,548	45
12-31-12	17.95	0.13		3.23	3.36	—	0.49	—	0.49	—	20.82	19.11		1.51	1.51	1.51	0.67	650,690	15
12-31-11	22.85	0.14		(4.17)	(4.03)	0.18	0.69	—	0.87	—	17.95	(18.27)		1.51	1.51	1.51	0.63	570,995	19
Class S2
12-31-15	17.08	0.10	•	(2.64)	(2.54)	0.16	1.08	—	1.24	—	13.30	(15.91	)(a)	1.76	1.66	1.66	0.65	16,530	15
12-31-14	18.81	0.17	•	0.14	0.31	0.15	1.89	—	2.04	—	17.08	0.73		1.76	1.66	1.66	0.92	22,613	23
12-31-13	20.62	0.11		(1.34)	(1.23)	0.14	0.44	—	0.58	—	18.81	(5.89)		1.76	1.66	1.66	0.58	26,016	45
12-31-12	17.81	0.10		3.20	3.30	—	0.49	—	0.49	—	20.62	18.92		1.76	1.66	1.66	0.51	27,693	15
12-31-11	22.68	0.12		(4.15)	(4.03)	0.15	0.69	—	0.84	—	17.81	(18.40)		1.76	1.66	1.66	0.48	25,577	19
VY® Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-15	16.56	0.15		0.87	1.02	0.28	2.01	—	2.29	—	15.29	5.95		1.71	1.55	1.55	0.90	56,395	27
12-31-14	17.55	0.23	•	0.48	0.71	0.28	1.42	—	1.70	—	16.56	3.87		1.71	1.56	1.56	1.35	55,949	21
12-31-13	15.98	0.20	•	2.74	2.94	0.37	1.00	—	1.37	—	17.55	19.02		1.71	1.56	1.56	1.17	52,318	21
12-31-12	14.84	0.27	•	1.94	2.21	0.28	0.79	—	1.07	—	15.98	15.38		1.71	1.56	1.56	1.69	26,169	28
12-31-11	13.99	0.17	•	1.07	1.24	0.39	—	—	0.39	—	14.84	8.75		1.72	1.57	1.57	1.17	9,740	35
Class S
12-31-15	17.23	0.21	•	0.92	1.13	0.33	2.01	—	2.34	—	16.02	6.36		1.21	1.20	1.20	1.26	319,681	27
12-31-14	18.16	0.30	•	0.50	0.80	0.31	1.42	—	1.73	—	17.23	4.25		1.21	1.21	1.21	1.71	336,350	21
12-31-13	16.44	0.29	•	2.80	3.09	0.37	1.00	—	1.37	—	18.16	19.42		1.21	1.21	1.21	1.67	385,597	21
12-31-12	15.18	0.36	•	1.97	2.33	0.28	0.79	—	1.07	—	16.44	15.79		1.21	1.21	1.21	2.24	364,277	28
12-31-11	14.24	0.28	•	1.02	1.30	0.36	—	—	0.36	—	15.18	9.05		1.22	1.22	1.22	1.83	339,475	35
Class S2
12-31-15	17.12	0.19	•	0.90	1.09	0.30	2.01	—	2.31	—	15.90	6.17		1.46	1.35	1.35	1.11	50,093	27
12-31-14	18.05	0.28	•	0.50	0.78	0.29	1.42	—	1.71	—	17.12	4.12		1.46	1.36	1.36	1.57	54,169	21
12-31-13	16.34	0.27	•	2.78	3.05	0.34	1.00	—	1.34	—	18.05	19.28		1.46	1.36	1.36	1.53	61,560	21
12-31-12	15.10	0.34	•	1.94	2.28	0.25	0.79	—	1.04	—	16.34	15.53		1.46	1.36	1.36	2.10	59,545	28
12-31-11	14.16	0.26	•	1.01	1.27	0.33	—	—	0.33	—	15.10	8.92		1.47	1.37	1.37	1.72	58,797	35
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-15	28.02	0.24	•	1.14	1.38	0.28	3.85	—	4.13	—	25.27	4.85		1.39	1.24	1.24	0.89	596,730	67
12-31-14	27.68	0.27	•	2.88	3.15	0.30	2.51	—	2.81	—	28.02	11.78		1.39	1.24	1.24	0.96	457,740	72
12-31-13	24.54	0.19	•	5.00	5.19	0.24	1.81	—	2.05	—	27.68	21.75		1.39	1.24	1.24	0.72	350,643	69
12-31-12	22.46	0.31	•	2.80	3.11	0.33	0.70	—	1.03	—	24.54	14.10		1.40	1.25	1.25	1.30	199,893	76
12-31-11	22.26	0.31	•	0.27	0.58	0.38	—	—	0.38	—	22.46	2.59		1.40	1.25	1.25	1.33	131,571	85
Class I
12-31-15	28.80	0.40		1.18	1.58	0.41	3.85	—	4.26	—	26.12	5.47		0.64	0.64	0.64	1.48	1,027,480	67
12-31-14	28.34	0.43		2.99	3.42	0.45	2.51	—	2.96	—	28.80	12.46		0.64	0.64	0.64	1.55	1,049,730	72
12-31-13	25.04	0.36	•	5.12	5.48	0.37	1.81	—	2.18	—	28.34	22.49		0.64	0.64	0.64	1.31	989,583	69
12-31-12	22.87	0.46	•	2.86	3.32	0.45	0.70	—	1.15	—	25.04	14.78		0.65	0.65	0.65	1.89	652,221	76
12-31-11	22.65	0.45	•	0.27	0.72	0.50	—	—	0.50	—	22.87	3.16		0.65	0.65	0.65	1.91	436,806	85

See Accompanying Notes to Financial Statements

40

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
VY® T. Rowe Price Capital Appreciation Portfolio (continued)
Class S
12-31-15	28.82	0.33		1.18	1.51	0.35	3.85	—	4.20	—	26.13	5.18		0.89	0.89	0.89	1.23	4,044,261	67
12-31-14	28.36	0.37		2.97	3.34	0.37	2.51	—	2.88	—	28.82	12.20		0.89	0.89	0.89	1.30	4,122,797	72
12-31-13	25.06	0.29	•	5.12	5.41	0.30	1.81	—	2.11	—	28.36	22.20		0.89	0.89	0.89	1.05	4,002,988	69
12-31-12	22.89	0.40	•	2.86	3.26	0.39	0.70	—	1.09	—	25.06	14.48		0.90	0.90	0.90	1.64	3,379,234	76
12-31-11	22.67	0.39	•	0.27	0.66	0.44	—	—	0.44	—	22.89	2.89		0.90	0.90	0.90	1.66	3,214,571	85
Class S2
12-31-15	28.67	0.30		1.16	1.46	0.30	3.85	—	4.15	—	25.98	5.06		1.14	1.04	1.04	1.08	87,130	67
12-31-14	28.23	0.33		2.95	3.28	0.33	2.51	—	2.84	—	28.67	12.02		1.14	1.04	1.04	1.15	93,998	72
12-31-13	24.96	0.24	•	5.10	5.34	0.26	1.81	—	2.07	—	28.23	21.98		1.14	1.04	1.04	0.90	92,805	69
12-31-12	22.80	0.36	•	2.86	3.22	0.36	0.70	—	1.06	—	24.96	14.34		1.15	1.05	1.05	1.49	85,723	76
12-31-11	22.58	0.35	•	0.27	0.62	0.40	—	—	0.40	—	22.80	2.73		1.15	1.05	1.05	1.51	77,565	85
VY® T. Rowe Price Equity Income Portfolio
Class ADV
12-31-15	16.29	0.23		(1.27)	(1.04)	0.26	1.96	—	2.22	—	13.03	(7.24)		1.39	1.24	1.24	1.52	50,413	27
12-31-14	16.60	0.24		0.93	1.17	0.26	1.22	—	1.48	—	16.29	7.13		1.39	1.24	1.24	1.42	62,848	9
12-31-13	13.02	0.17		3.63	3.80	0.21	0.01	—	0.22	—	16.60	29.22		1.39	1.24	1.24	1.22	66,056	12
12-31-12	11.34	0.20		1.70	1.90	0.22	—	—	0.22	—	13.02	16.77		1.40	1.25	1.25	1.71	45,958	14
12-31-11	11.68	0.18	•	(0.32)	(0.14)	0.20	—	—	0.20	—	11.34	(1.18)		1.40	1.25	1.25	1.52	36,348	22
Class I
12-31-15	16.47	0.32	•	(1.28)	(0.96)	0.35	1.96	—	2.31	—	13.20	(6.65)		0.64	0.64	0.64	2.09	90,800	27
12-31-14	16.76	0.35	•	0.94	1.29	0.36	1.22	—	1.58	—	16.47	7.79		0.64	0.64	0.64	2.07	194,078	9
12-31-13	13.13	0.28	•	3.65	3.93	0.29	0.01	—	0.30	—	16.76	30.01		0.64	0.64	0.64	1.83	355,229	12
12-31-12	11.43	0.29	•	1.70	1.99	0.29	—	—	0.29	—	13.13	17.44		0.65	0.65	0.65	2.30	361,913	14
12-31-11	11.77	0.25	•	(0.32)	(0.07)	0.27	—	—	0.27	—	11.43	(0.63)		0.65	0.65	0.65	2.07	353,764	22
Class S
12-31-15	16.49	0.28	•	(1.28)	(1.00)	0.31	1.96	—	2.27	—	13.22	(6.90)		0.89	0.89	0.89	1.86	758,358	27
12-31-14	16.79	0.30	•	0.94	1.24	0.32	1.22	—	1.54	—	16.49	7.45		0.89	0.89	0.89	1.77	1,013,552	9
12-31-13	13.15	0.24	•	3.66	3.90	0.25	0.01	—	0.26	—	16.79	29.74		0.89	0.89	0.89	1.57	1,113,360	12
12-31-12	11.44	0.26	•	1.71	1.97	0.26	—	—	0.26	—	13.15	17.22		0.90	0.90	0.90	2.05	950,612	14
12-31-11	11.78	0.22		(0.32)	(0.10)	0.24	—	—	0.24	—	11.44	(0.89)		0.90	0.90	0.90	1.84	925,797	22
Class S2
12-31-15	16.35	0.25		(1.27)	(1.02)	0.29	1.96	—	2.25	—	13.08	(7.08)		1.14	1.04	1.04	1.72	111,098	27
12-31-14	16.66	0.27		0.93	1.20	0.29	1.22	—	1.51	—	16.35	7.31		1.14	1.04	1.04	1.62	131,519	9
12-31-13	13.06	0.21	•	3.63	3.84	0.23	0.01	—	0.24	—	16.66	29.49		1.14	1.04	1.04	1.42	134,882	12
12-31-12	11.37	0.24	•	1.69	1.93	0.24	—	—	0.24	—	13.06	17.01		1.15	1.05	1.05	1.91	102,557	14
12-31-11	11.70	0.19		(0.30)	(0.11)	0.22	—	—	0.22	—	11.37	(0.93)		1.15	1.05	1.05	1.71	82,406	22
VY® T. Rowe Price International Stock Portfolio
Class ADV
12-31-15	12.98	0.07	•	(0.24)	(0.17)	0.08	—	—	0.08	—	12.73	(1.36	)(b)	1.50	1.35	1.35	0.49	15,149	43
12-31-14	13.28	0.08		(0.26)	(0.18)	0.12	—	—	0.12	—	12.98	(1.43)		1.52	1.37	1.37	0.62	12,616	48
12-31-13	11.77	0.10	•	1.53	1.63	0.12	—	—	0.12	—	13.28	13.98		1.52	1.37	1.37	0.78	12,693	48
12-31-12	9.95	0.08	•	1.74	1.82	0.00 *	—	—	0.00 *	—	11.77	18.31		1.51	1.36	1.36	0.74	7,625	40
12-31-11	11.75	0.09		(1.52)	(1.43)	0.37	—	—	0.37	—	9.95	(12.63)		1.56	1.41	1.41	0.85	4,128	135
Class I
12-31-15	12.99	0.16	•	(0.24)	(0.08)	0.15	—	—	0.15	—	12.76	(0.73	)(b)	0.75	0.75	0.75	1.15	39,288	43
12-31-14	13.27	0.17		(0.27)	(0.10)	0.18	—	—	0.18	—	12.99	(0.82)		0.77	0.77	0.77	1.23	50,333	48
12-31-13	11.74	0.17	•	1.52	1.69	0.16	—	—	0.16	—	13.27	14.58		0.77	0.77	0.77	1.37	52,766	48
12-31-12	9.92	0.15	•	1.73	1.88	0.06	—	—	0.06	—	11.74	19.02		0.76	0.76	0.76	1.38	48,992	40
12-31-11	11.70	0.15	•	(1.50)	(1.35)	0.43	—	—	0.43	—	9.92	(12.06)		0.81	0.81	0.81	1.31	51,178	135

See Accompanying Notes to Financial Statements

41

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
VY® T. Rowe Price International Stock Portfolio (continued)
Class S
12-31-15	12.94	0.12		(0.23)	(0.11)	0.12	—	—	0.12	—	12.71	(0.94	)(b)	1.00	1.00	1.00	0.88	171,416	43
12-31-14	13.23	0.12	•	(0.26)	(0.14)	0.15	—	—	0.15	—	12.94	(1.11)		1.02	1.02	1.02	0.94	183,379	48
12-31-13	11.70	0.14	•	1.52	1.66	0.13	—	—	0.13	—	13.23	14.33		1.02	1.02	1.02	1.12	171,747	48
12-31-12	9.88	0.12	•	1.73	1.85	0.03	—	—	0.03	—	11.70	18.76		1.01	1.01	1.01	1.15	171,460	40
12-31-11	11.66	0.14		(1.52)	(1.38)	0.40	—	—	0.40	—	9.88	(12.34)		1.06	1.06	1.06	1.15	157,855	135

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, JPMorgan Emerging Markets Equity’s total return would have been (16.33)%, (15.82)%, (16.00)% and (16.16)% for Classes ADV, I, S and S2, respectively.

(b)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, T.Rowe Price International Stock’s total return would have been (1.44)%, (0.80)% and (1.10)% for Classes ADV, I and S, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-five active separate investment series. The nine series (each a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Liquid Assets Portfolio (“Liquid Assets”), VY® Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), VY® FMR® Diversified Mid Cap Portfolio* (“FMR® Diversified Mid Cap”), VY® Invesco Growth and Income Portfolio (“Invesco Growth and Income”), VY® JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), VY® Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), VY® T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), VY® T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), and VY® T. Rowe Price International Stock Portfolio (“T. Rowe Price International Stock”). All of the Portfolios are diversified except for Morgan Stanley Global Franchise, which is a non-diversified Portfolio of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the investment adviser to all of the Portfolios except Clarion Global Real Estate. Voya Investments, LLC (“Voya Investments”), an Arizona limited liability company, serves as the investment adviser to Clarion Global Real Estate. DSL and Voya Investments are collectively referred to as the “Investment Advisers.” Effective May 1, 2015, for Clarion Global Real Estate and T. Rowe Price International Stock, the Investment Advisers oversee all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Pursuant to a contract with its affiliate DSL, Voya Investments provides administrative services to those Portfolios advised by DSL. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Liquid Assets. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

On July 23, 2014, the SEC adopted amendments to money market fund regulation, which when implemented may, among other things, require Liquid Assets to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit Liquid Assets to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including Liquid Assets. Compliance with the amended money market fund regulation is generally required in 2016. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of Liquid Assets. The Board has not elected to subject Liquid Assets to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in Liquid Asset’s weekly liquid assets. On November 19, 2015, the Board approved revisions to Liquid Asset’s principal investment strategies in order for Liquid Assets to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. In addition, the Board also approved a revision to Liquid Asset’s name. All changes will be effective May 1, 2016 and Liquid Assets will be renamed “Voya Government Liquid Assets Portfolio.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting

*	FMR is a registered service mark of FMR LLC. Used with permission.

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Liquid Assets), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Advisers responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Advisers or their affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Liquid Assets uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Liquid Assets, there can be no assurance that the Liquid Asset’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Global Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. For Liquid Assets, dividends from net investment income, if any, are declared daily and paid monthly and dividends from net capital gain distributions, at least annually. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. The price of a bond and other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons, or if the issuer is late (or defaults) in paying interest or principal.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a Portfolio that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2015, the maximum amount of loss that Invesco Growth and Income would incur if its counterparties failed to perform would be $442,919 which represents the gross payments to be received on open forward foreign currency contracts were they to be unwound as of December 31, 2015. There was no collateral pledged by any counterparty at December 31, 2015 to Invesco Growth and Income.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2015, T. Rowe Price Capital Appreciation had a liability position of $17,837,408 on open OTC written options. If a contingent feature would have been triggered as of December 31, 2015, T. Rowe Price Capital Appreciation could have been required to pay this in cash to its counterparties. There was no collateral pledged by T. Rowe Price Capital Appreciation at December 31, 2015.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

During the year ended December 31, 2015, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the table following the respective Summary Portfolio of Investments for open forward currency contracts at December 31, 2015.

	Buy	Sell
Invesco Growth and Income	$—	$58,341,688
T. Rowe Price Capital Appreciation*	—	11,651,218
T. Rowe Price International Stock*	71,194	84,173

*	The Portfolio did not have any open forward foreign currency contracts at December 31, 2015.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates,

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2015, T. Rowe Price Capital Appreciation had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.

During the year ended December 31, 2015, T. Rowe Price Capital Appreciation had an average notional value of $74,397,857 on futures contracts purchased. There were no open futures contracts at December 31, 2015.

J.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2015, T. Rowe Price Capital Appreciation had written equity options to generate income. Please refer to the table following the Summary Portfolio of Investments for open written equity options at December 31, 2015.

Please refer to Note 9 for the volume of written option activity during the year ended December 31, 2015 for T. Rowe Price Capital Appreciation.

K.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase

49

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Liquid Assets for open repurchase agreements subject to the MRA on a net basis at December 31, 2015.

L.  Securities Lending. Certain Portfolios may temporarily loan up to 33-1/3% (except for JPMorgan Emerging Markets Equity which may temporarily loan up to 30%) of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

M.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

N.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Clarion Global Real Estate	$173,624,580	$174,239,699
FMR® Diversified Mid Cap	285,253,737	446,342,244
Invesco Growth and Income	106,995,950	182,736,534
JPMorgan Emerging Markets Equity	85,436,044	155,301,927
Morgan Stanley Global Franchise	116,774,812	154,967,611
T. Rowe Price Capital Appreciation	3,435,041,627	4,113,692,464
T. Rowe Price Equity Income	323,605,883	524,363,257
T. Rowe Price International Stock	105,867,771	115,745,916

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, Clarion Global Real Estate had entered into an investment management agreement (“Management Agreement”) with Voya Investments. The Management Agreement compensated Voya Investments with a management fee, computed daily and payable monthly, based on the average daily net assets of the Portfolio at the following annual rates. Amounts paid to Voya Investments through April 30, 2015 are reflected as

50

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

investment management fees on the accompanying Statements of Operations.

Portfolio	Fee
Clarion Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; 0.70% on the amount in excess of $500 million

Prior to May 1, 2015, T. Rowe Price International Stock had entered into a Management Agreement with DSL. The Management Agreement compensated DSL with a management fee, computed daily and payable monthly, based on the average daily net assets of the Portfolio, at the following annual rates. Amounts paid to DSL through April 30, 2015 are reflected as Unified fees on the accompanying Statements of Operations.

Portfolio	Fee
T. Rowe Price International Stock	0.54% on the first $4 billion; 0.53% on the amount in excess of $4 billion

Also, prior to May 1, 2015, Clarion Global Real Estate and T. Rowe Price International Stock had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.

Effective May 1, 2015, the terms of Clarion Global Real Estate and T. Rowe Price International Stock’s Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under Clarion Global Real Estate and T. Rowe Price International Stock’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for Clarion Global Real Estate and T. Rowe Price International Stock and there is no change to the investment management or administrative services provided.

The Amended and Restated Investment Management Agreement compensates the Investment Advisers with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees for Clarion Global Real Estate and T. Rowe Price International Stock, respectively, on the accompanying Statements of Operations.

Portfolio	Fee
Clarion Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; 0.80% on the amount in excess of $500 million
T. Rowe Price International Stock	0.64% on the first $4 billion; 0.63% on the amount in excess of $4 billion

With the exception of the Portfolios in the table above, DSL provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, DSL has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, DSL is also responsible for providing or procuring, at DSL’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays DSL a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Liquid Assets(1)	0.35% on the first $200 million; 0.30% on the next $300 million; 0.25% on the amount in excess of $500 million
FMR® Diversified Mid Cap	0.65% on the first $800 million; 0.60% on the next $700 million; 0.58% on the amount in excess of $1.5 billion
JPMorgan Emerging Markets Equity	1.25%
Morgan Stanley Global Franchise	1.00% on the first $250 million; 0.90% on the next $250 million; 0.75% on the amount in excess of $500 million
Invesco Growth and Income, T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income(2)	0.75% first $750 million; 0.70% on the next $1.25 billion; 0.65% on the next $1.5 billion; 0.60% on the amount in excess of $3.5 billion

(1)	The assets of Liquid Assets are aggregated with those of Voya Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee.

(2)	The assets of these Portfolios are aggregated with those of VY® Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee.

51

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Voya Investments or DSL have contractually agreed to waive a portion of the advisory fee for Clarion Global Real Estate(3), Morgan Stanley Global Franchise and T. Rowe Price Equity Income(4), respectively. For Clarion Global Real Estate and Morgan Stanley Global Franchise, the waivers were effective in connection with a sub-advisory fee reduction that occurred on May 1, 2009 and July 1, 2015 for Clarion Global Real Estate and Morgan Stanley Global Franchise, respectively. The waivers are calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate). For the year ended December 31, 2015, Voya Investments or DSL waived $39,934, $41,918 and $6,466 for Clarion Global Real Estate, Morgan Stanley Global Franchise and T. Rowe Price Equity Income, respectively. Termination or modification of these obligations requires approval by the Board.

The Trust and the Investment Advisers have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the respective Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or Investment Advisers may determine, each sub-adviser manages each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes a related party adviser):

Portfolio	Sub-Adviser
Liquid Assets	Voya Investment Management Co. LLC*
Clarion Global Real Estate	CBRE Clarion Securities LLC
FMR® Diversified Mid Cap	Fidelity Management & Research Company
Invesco Growth and Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock	T. Rowe Price Associates, Inc.

(3)	The waiver for Clarion Global Real Estate is limited to an annual 50% of the savings based on the Portfolio’s assets as of May 1, 2009.

(4)	The waiver for T. Rowe Price Equity Income is based on the total savings in excess of $500,000 as a result of the aggregated sub-advisory fee schedules of T. Rowe Price Equity Income and VY® T. Rowe Price Growth Equity Portfolio, which is not included in this report. The aggregated amount of savings is allocated to the two Portfolios pro rata based on each Portfolio’s contribution to the amount saved.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares. Each Portfolio that offers Class S2 shares has entered into a Rule 12b-1 distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee for distribution services, including payments to the Distributor at an annual rate of 0.25% of the average daily net assets. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.

Each Portfolio that offers Class ADV shares has a Rule 12b-1 shareholder service and distribution plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares so that the actual fee paid by Class ADV shares of a Portfolio is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.

The Distributor and DSL have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that Liquid Assets will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by DSL and/or the Distributor, as applicable, within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of Liquid Assets on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2015, the Distributor and/or DSL waived $50,377, $1,826,163 and $1,413,392 for Classes I, S and S2 of Liquid Assets, respectively, of distribution, shareholder servicing and management fees. Termination or modification of this obligation requires approval by the Board. Please note that

52

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

As of December 31, 2015, the amounts of waived fees that are subject to possible recoupment by DSL, and the related expiration dates are as follows:

	December 31,
	2016	2017	2018	Total
Liquid Assets	$650,457	$1,040,414	$630,030	$2,320,901

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	T. Rowe Price International Stock	12.57%
Security Life of Denver Insurance Company	Liquid Assets	6.49
	JPMorgan Emerging Markets Equity	5.38
Voya Institutional Trust	Liquid Assets	34.49
Company	Clarion Global Real Estate	10.45
	FMR® Diversified Mid Cap	12.62
	JPMorgan Emerging Markets Equity	6.54
	Morgan Stanley Global Franchise	14.05
	T. Rowe Price Capital Appreciation	16.96
	T. Rowe Price Equity Income	14.85
	T. Rowe Price International Stock	6.75
Voya Insurance and	Liquid Assets	53.29
Annuity Company	Clarion Global Real Estate	28.82
	FMR® Diversified Mid Cap	59.52
	Invesco Growth and Income	77.34
	JPMorgan Emerging Markets Equity	68.12
	Morgan Stanley Global Franchise	84.69
	T. Rowe Price Capital Appreciation	48.58
	T. Rowe Price Equity Income	54.90
	T. Rowe Price International Stock	66.07
Voya Retirement	Clarion Global Real Estate	30.66
Insurance and Annuity	FMR® Diversified Mid Cap	23.53
Company	Invesco Growth and Income	12.48
	JPMorgan Emerging Markets Equity	13.87
	T. Rowe Price Capital Appreciation	26.39
	T. Rowe Price Equity Income	24.63
	T. Rowe Price International Stock	7.47

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A

The Investment Advisers may, at a later date, recoup (unless otherwise stated above) from a Portfolio for fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Advisers of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Advisers are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2015, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by

53

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

the Investment Advisers, and the related expiration dates are as follows:

	December 31,
	2016	2017	2018	Total
Clarion Global Real Estate	$240,044	$283,856	$224,067	$747,967

The Expense Limitation Agreements are contractual through May 1, 2016, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2015 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Liquid Assets	3	$9,645,000	1.12%
FMR® Diversified Mid Cap	82	2,152,073	1.12
JPMorgan Emerging Markets Equity	52	1,115,058	1.13
T. Rowe Price Capital Appreciation	10	17,645,800	1.12
T. Rowe Price International Stock	10	2,857,700	1.13

NOTE 9 — WRITTEN OPTIONS

Transactions in written options on securities for T. Rowe Price Capital Appreciation during the year ended December 31, 2015 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2014	95,937	$25,665,803
Options Written	56,979	16,510,558
Options Terminated in Closing Purchase Transactions	(35,245)	(9,743,794)
Options Expired	(61,076)	(16,158,915)
Balance at 12/31/2015	56,595	$16,273,652

NOTE 10 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Liquid Assets
Class I
12/31/2015	37,019,658	—	9,905	(34,172,751)	2,856,812	37,019,658	—	9,905	(34,172,751)	2,856,812
12/31/2014	45,458,437	—	9,687	(47,721,295)	(2,253,171)	45,458,437	—	9,687	(47,721,295)	(2,253,171)
Class S
12/31/2015	164,027,088	—	58,777	(231,204,890)	(67,119,025)	164,027,088	—	58,777	(231,204,891)	(67,119,026)
12/31/2014	180,499,267	—	89,733	(314,302,234)	(133,713,234)	180,499,268	—	89,733	(314,302,234)	(133,713,233)
Class S2
12/31/2015	129,167,603	—	30,135	(73,060,453)	56,137,285	129,167,603	—	30,135	(73,060,453)	56,137,285
12/31/2014	87,334,250	—	37,673	(91,987,240)	(4,615,317)	87,334,250	—	37,673	(91,987,241)	(4,615,318)
Clarion Global Real Estate
Class ADV
12/31/2015	371,753	—	69,253	(332,882)	108,124	4,460,387	—	802,419	(3,907,196)	1,355,610
12/31/2014	344,531	—	19,311	(301,451)	62,391	3,979,179	—	229,795	(3,445,185)	763,789
Class I
12/31/2015	3,761,147	—	436,895	(3,113,806)	1,084,236	45,541,957	—	5,180,233	(36,981,864)	13,740,326
12/31/2014	3,399,617	—	167,660	(1,663,246)	1,904,031	39,002,837	—	2,038,749	(19,606,495)	21,435,091

54

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Clarion Global Real Estate (continued)
Class S
12/31/2015	877,273	—	385,407	(2,348,909)	(1,086,229)	10,809,148	—	4,550,455	(28,521,958)	(13,162,355)
12/31/2014	714,291	—	147,716	(2,533,074)	(1,671,067)	8,467,612	—	1,788,837	(29,629,424)	(19,372,975)
Class S2
12/31/2015	11,252	—	3,307	(32,217)	(17,658)	138,566	—	39,314	(400,057)	(222,177)
12/31/2014	4,415	—	1,384	(42,310)	(36,511)	53,405	—	16,861	(499,367)	(429,101)
FMR® Diversified Mid Cap
Class ADV
12/31/2015	342,497	—	742,189	(729,534)	355,152	5,971,589	—	11,815,655	(12,586,272)	5,200,972
12/31/2014	271,791	—	651,898	(578,830)	344,859	5,262,350	—	11,649,414	(11,012,152)	5,899,612
Class I
12/31/2015	855,358	—	1,185,929	(1,189,365)	851,922	15,534,136	—	19,620,442	(20,782,872)	14,371,706
12/31/2014	901,585	—	1,000,907	(1,298,149)	604,343	17,730,187	—	18,442,762	(25,117,773)	11,055,176
Class S
12/31/2015	787,715	—	8,561,746	(8,592,466)	756,995	14,039,557	—	140,160,239	(150,438,670)	3,761,126
12/31/2014	809,511	—	8,070,744	(9,076,532)	(196,277)	15,590,736	—	147,302,046	(176,741,040)	(13,848,258)
Class S2
12/31/2015	176,663	—	760,385	(607,333)	329,715	3,007,429	—	12,324,579	(10,517,231)	4,814,777
12/31/2014	160,191	—	680,339	(606,181)	234,349	3,124,717	—	12,320,942	(11,600,288)	3,845,371
Invesco Growth and Income
Class ADV
12/31/2015	114,965	—	97,670	(123,199)	89,436	3,393,558	—	2,661,511	(3,722,041)	2,333,028
12/31/2014	77,191	—	38,324	(86,132)	29,383	2,391,592	—	1,177,712	(2,664,172)	905,132
Class I
12/31/2015	118,267	—	158,194	(271,750)	4,711	3,359,670	—	4,332,935	(8,004,134)	(311,529)
12/31/2014	509,113	—	66,833	(480,729)	95,217	15,925,241	—	2,062,458	(15,138,429)	2,849,270
Class S
12/31/2015	445,559	—	3,021,125	(2,782,947)	683,737	12,213,962	—	83,262,207	(82,311,277)	13,164,892
12/31/2014	677,755	—	1,316,935	(3,358,618)	(1,363,928)	21,245,653	—	40,838,141	(105,432,813)	(43,349,019)
Class S2
12/31/2015	18,380	—	258,846	(214,809)	62,417	529,731	—	7,087,223	(6,431,497)	1,185,457
12/31/2014	11,327	—	114,463	(313,288)	(187,498)	350,888	—	3,530,033	(9,802,517)	(5,921,596)
JPMorgan Emerging Markets Equity
Class ADV
12/31/2015	297,054	—	193,989	(409,199)	81,844	4,244,717	—	2,931,172	(6,326,867)	849,022
12/31/2014	454,019	—	260,472	(552,583)	161,908	8,333,217	—	4,745,804	(10,108,057)	2,970,964
Class I
12/31/2015	461,554	—	336,461	(589,739)	208,276	7,293,917	—	5,305,991	(9,428,126)	3,171,782
12/31/2014	603,484	—	429,000	(4,088,088)	(3,055,604)	11,442,783	—	8,138,130	(74,042,720)	(54,461,807)
Class S
12/31/2015	1,478,348	—	2,163,080	(5,221,456)	(1,580,028)	22,720,549	—	33,960,351	(83,715,670)	(27,034,770)
12/31/2014	2,482,729	—	3,103,171	(6,850,478)	(1,264,578)	47,705,461	—	58,618,905	(125,241,750)	(18,917,384)
Class S2
12/31/2015	61,634	—	95,657	(238,545)	(81,254)	924,131	—	1,485,562	(3,885,059)	(1,475,366)
12/31/2014	74,041	—	138,894	(271,654)	(58,719)	1,372,083	—	2,595,929	(5,097,652)	(1,129,640)
Morgan Stanley Global Franchise
Class ADV
12/31/2015	263,101	—	487,145	(440,470)	309,776	4,219,439	—	7,584,848	(7,054,318)	4,749,969
12/31/2014	390,270	—	306,102	(299,917)	396,455	6,694,860	—	5,163,934	(5,123,292)	6,735,502
Class S
12/31/2015	960,458	—	2,567,260	(3,084,970)	442,748	16,016,563	—	41,794,999	(52,697,006)	5,114,556
12/31/2014	770,013	—	1,925,970	(4,409,940)	(1,713,957)	13,646,808	—	33,742,998	(78,124,803)	(30,734,997)
Class S2
12/31/2015	48,431	—	416,923	(478,555)	(13,201)	822,706	—	6,741,653	(8,097,397)	(533,038)
12/31/2014	98,820	—	309,069	(654,046)	(246,157)	1,734,315	—	5,383,976	(11,537,744)	(4,419,453)
T. Rowe Price Capital Appreciation
Class ADV
12/31/2015	4,882,254	—	2,969,153	(568,122)	7,283,285	130,677,803	—	75,938,016	(14,966,030)	191,649,789
12/31/2014	2,818,138	—	1,457,182	(608,866)	3,666,454	78,821,515	—	39,636,303	(16,960,640)	101,497,178
Class I
12/31/2015	5,495,052	—	5,611,029	(8,213,805)	2,892,276	155,946,907	—	148,576,829	(233,427,954)	71,095,782
12/31/2014	6,034,119	—	3,890,868	(8,395,377)	1,529,610	171,246,630	—	109,157,806	(240,790,724)	39,613,712
Class S
12/31/2015	5,240,639	—	21,758,906	(15,292,587)	11,706,958	144,728,032	—	575,817,389	(433,001,086)	287,544,335
12/31/2014	3,995,628	—	14,083,953	(16,155,766)	1,923,815	115,562,084	—	394,491,309	(462,828,461)	47,224,932

55

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Capital Appreciation (continued)
Class S2
12/31/2015	209,793	—	477,993	(611,864)	75,922	5,716,776	—	12,564,713	(17,161,333)	1,120,156
12/31/2014	197,732	—	322,790	(529,210)	(8,688)	5,637,583	—	8,984,795	(15,129,851)	(507,473)
T. Rowe Price Equity Income
Class ADV
12/31/2015	330,800	—	571,045	(890,932)	10,913	4,919,514	—	8,031,357	(13,048,115)	(97,244)
12/31/2014	400,924	—	346,307	(868,198)	(120,967)	6,601,939	—	5,655,432	(14,216,200)	(1,958,829)
Class I
12/31/2015	763,441	—	1,724,295	(7,391,499)	(4,903,763)	11,551,608	—	24,666,920	(100,719,542)	(64,501,014)
12/31/2014	967,263	—	1,074,746	(11,449,692)	(9,407,683)	16,047,975	—	17,812,795	(189,697,814)	(155,837,044)
Class S
12/31/2015	997,663	—	8,843,742	(13,931,545)	(4,090,140)	14,830,976	—	126,299,408	(208,001,037)	(66,870,653)
12/31/2014	1,312,700	—	5,675,365	(11,861,980)	(4,873,915)	21,769,277	—	94,053,840	(197,579,722)	(81,756,605)
Class S2
12/31/2015	283,622	—	1,213,542	(1,049,545)	447,619	4,100,340	—	17,138,282	(15,855,332)	5,383,290
12/31/2014	304,425	—	716,551	(1,074,882)	(53,906)	5,055,051	—	11,760,474	(17,850,891)	(1,035,366)
T. Rowe Price International Stock
Class ADV
12/31/2015	336,122	—	6,501	(125,186)	217,437	4,574,610	—	91,277	(1,664,942)	3,000,945
12/31/2014	209,894	—	8,009	(201,578)	16,325	2,798,216	—	110,844	(2,703,307)	205,753
Class I
12/31/2015	251,348	—	40,580	(1,088,619)	(796,691)	3,500,093	—	569,331	(14,740,701)	(10,671,277)
12/31/2014	235,860	—	50,992	(386,910)	(100,058)	3,130,001	—	704,709	(5,180,784)	(1,346,074)
Class S
12/31/2015	2,580,708	—	125,601	(3,390,556)	(684,247)	35,578,271	—	1,757,160	(44,337,311)	(7,001,880)
12/31/2014	2,860,253	—	153,656	(1,824,851)	1,189,058	38,818,475	—	2,117,375	(24,278,299)	16,657,551

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. The following is a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2015:

Clarion Global Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JP Morgan Securities, Plc.	$814,065	$(814,065)	—
Total	$814,065	$(814,065)	$—

(1)	Collateral with a fair value of $859,289 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

56

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

FMR® Diversified Mid Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage, Inc.	$3,050	$(3,050)	$—
Commerz Markets LLC	340,584	(340,584)	—
Credit Suisse Securities (USA) LLC	262,474	(262,474)	—
Goldman, Sachs & Co.	1,463,304	(1,463,304)	—
HSBC Bank PLC	1,227,595	(1,227,595)	—
JP Morgan Clearing Corp	780,459	(780,459)	—
Morgan Stanley & Co. LLC	3,407,896	(3,407,896)	—
Nomura Securities International, Inc.	70,675	(70,675)	—
RBC Capital Markets, LLC	3,365,544	(3,365,544)	—
RBC Dominion Securities Inc	19,744	(19,744)	—
Scotia Capital (USA) INC	1,098,531	(1,098,531)	—
SG Americas Securities, LLC	59,515	(59,515)	—
UBS Securities LLC.	770,465	(770,465)	—
Wells Fargo Securities LLC	3,484,816	(3,484,816)	—
Total	$16,354,652	$(16,354,652)	$—

(1)	Collateral with a fair value of $16,806,948 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$1,020,829	$(1,020,829)	$—
JP Morgan Securities, Plc.	8,647	(8,647)	—
Total	$1,029,476	$(1,029,476)	$—

(1)	Collateral with a fair value of $1,085,001 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$360,729	$(360,729)	$—
BMO Capital Markets Corp	299,530	(299,530)	—
Citigroup Global Markets Limited	2,942,124	(2,942,124)	—
Deutsche Bank Securities Inc.	754,751	(754,751)	—
Deutsche Bank, AG	1,948,663	(1,948,663)	—
Goldman, Sachs & Co.	210,838	(210,838)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	3,393,612	(3,393,612)	—
Morgan Stanley & Co. LLC	1,747,732	(1,747,732)	—
RBC Dominion Securities Inc	13,226	(13,226)	—
SG Americas Securities, LLC	428,980	(428,980)	—
UBS Securities LLC.	1,961,872	(1,961,872)	—
Total	$14,062,056	$(14,062,056)	$—

(1)	Collateral with a fair value of $14,663,129 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Capital Appreciation
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage, Inc.	$1,478,676	$(1,478,676)	$—
Credit Suisse Securities (USA) LLC	5,679,746	(5,679,746)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	10,654,990	(10,654,990)	—
SG Americas Securities, LLC	4,020,031	(4,020,031)	—
UBS Securities LLC.	9,820	(9,820)	—
Total	$21,843,263	$(21,843,263)	$—

(1)	Collateral with a fair value of $22,520,496 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Equity Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co.	$513,966	$(513,966)	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	3,317,219	(3,317,219)	—
Nomura Securities International, Inc.	174,204	(174,204)	—
Wells Fargo Securities LLC	109,760	(109,760)	—
Total	$4,115,149	$(4,115,149)	$—

(1)	Collateral with a fair value of $4,204,920 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price International Stock
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,045,428	$(1,045,428)	$—
JP Morgan Securities, Plc.	254	(254)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,435,868	(1,435,868)	—
Total	$2,481,550	$(2,481,550)	$—

(1)	Collateral with a fair value of $2,555,825 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Summary Portfolio of Investments. At December 31, 2015, T. Rowe Price Capital Appreciation had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unrealized Depreciation at 12/31/15*
Kronos Inc. 2nd Lien	$2,300,000	$35,501

*	Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio’s Statement of Assets and Liabilities and Statement of Operations.

57

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2015:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Clarion Global Real Estate	$(11,251)	$(1,731,951)	$1,743,202
FMR® Diversified Mid Cap	(39)	185,109	(185,070)
Invesco Growth and Income	—	4,282,833	(4,282,833)
JPMorgan Emerging Markets Equity	—	1,284,402	(1,284,402)
Morgan Stanley Global Franchise	—	(59,194)	59,194
T. Rowe Price Capital Appreciation	—	(905,524)	905,524
T. Rowe Price Equity Income	(145,772)	(171,890)	317,662
T. Rowe Price International Stock Portfolio	—	853,142	(853,142)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Liquid Assets	$92,552	$6,265	$137,093	$—
Clarion Global Real Estate	10,572,421	—	4,074,242	—
FMR® Diversified Mid Cap	56,671,308	127,249,607	98,624,708	91,090,456
Invesco Growth and Income	21,295,992	76,047,884	7,340,137	40,268,207
JPMorgan Emerging Markets Equity	6,731,383	36,951,693	6,480,399	67,618,369
Morgan Stanley Global Franchise	8,759,928	47,361,572	9,258,041	35,032,867
T. Rowe Price Capital Appreciation	245,704,899	567,192,048	175,951,442	376,318,771
T. Rowe Price Equity Income	24,229,841	151,906,126	29,976,794	99,305,747
T. Rowe Price International Stock	2,417,768	—	2,932,928	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Liquid Assets	$179,372	$3,767	$—	$—	—	—
Clarion Global Real Estate	3,058,537	—	66,458,676	(30,959,144)	Short-term	2016
				(138,763,608)	Short-term	2017
				(9,567,152)	Short-term	2018
				$(179,289,904)
FMR® Diversified Mid Cap	6,971,497	66,538,804	36,600,827	—	—	—
Invesco Growth and Income	11,595,141	55,277,377	82,471,560	—	—	—
JPMorgan Emerging Markets Equity	5,887,962	—	(39,024,295)	(2,054,736)	Short-term	None
				(14,564,227)	Long-term	None
				$(16,618,963)

58

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Morgan Stanley Global Franchise	5,360,307	35,235,938	70,649,019	—	—	—
T. Rowe Price Capital Appreciation	168,477,733	368,013,620	377,538,082	—	—	—
T. Rowe Price Equity Income	3,185,106	105,951,945	158,549,935	(2,390,465)	Short-term	2016
				(620,380)	Short-term	2017
				(162,382)	Short-term	2018
				$(3,173,227)*
T. Rowe Price International Stock	3,160,710	—	1,549,455	(22,000,211)	Short-term	2016
				(82,466,488)	Short-term	2017
				$(104,466,699)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 14 — LITIGATION

On September 24, 2012, T. Rowe Price Equity Income (the “Subject Fund”), was officially served and included as a shareholder defendant (“Shareholder Defendant”) in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.

In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).

On November 6, 2012, the defendant submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013, meaning that the State Law Constructive Fraudulent Transfer Cases cannot go forward unless successfully appealed. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). On February 28, 2014, the defendants filed their response to the appeal, and on April 11, 2014, the plaintiffs filed their response and reply brief. On April 25, 2014, the defendants filed their response to the response and reply brief. On

59

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 14 — LITIGATION (continued)

November 5, 2014, the court heard oral arguments regarding the appeal. A verdict on the appeal is pending.

Procedural History of the Fitzsimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action; would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. On July 3, 2014, a reply to the Motion in Opposition was filed.

If the Motion to Dismiss is granted, the Subject Fund will no longer be a defendant in the Fitzsimons Action.

Potential Exposure

For the Subject Fund, if the Motion to Dismiss in the Fitzsimons Action is denied, or if the Motion to Appeal the State Law Constructive Fraudulent Transfer Cases is granted by the Second Circuit, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $18,125,400).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 15 — FOREIGN CURRENCY SETTLEMENT

In March 2015, BNY, the Portfolios’ custodian, announced it had agreed to settle various lawsuits (the “Settlement”) involving its standing instruction foreign exchange services. Certain portfolios were named members of the Settlement class. On September 24, 2015 the United States District Court, Southern District of New York approved (the “Approval”) the plan of allocation related to the Settlement. After the announcement of the Approval, Clarion Global Real Estate, FMR® Diversified Mid Cap, Invesco Growth and Income, JP Morgan Emerging Markets Equity, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, and T. Rowe Price International Stock recorded receivables in the amounts of $118,061, $193,853, $6,162, 1,398,040, $108,397, $14,501 and $268,828, respectively, representing each Portfolio’s respective estimated share of the net recovery associated with the Settlement. The Settlement amount for each Portfolio is included in Net Realized Gain/ (Loss) on Foreign Currency Related Transactions in the respective accompanying Statements of Operations.

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to December 31, 2015, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Liquid Assets
Class I	$0.0001	February 1, 2016	Daily
Class S	$0.0000	February 1, 2016	Daily
Class S2	$0.0000	February 1, 2016	Daily

Portfolio changes: On November 19, 2015, the Board approved revisions with respect to Liquid Asset’s principal investment strategies in order for the Portfolio to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. The Board has not elected to subject the Portfolio to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Portfolio’s weekly liquid assets. In addition, the Board also approved a revision to the Portfolio’s name. All changes will be effective May 1, 2016 and the Portfolio will be renamed “Voya Government Liquid Assets Portfolio.”

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

60

VOYA LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Principal Amount†			Value	Percentage of Net Assets

Asset Backed Commercial Paper: 21.5%
3,150,000		Barton Capital LLC, 0.213%, due 01/05/16	$3,149,926	0.3
5,900,000		Barton Capital LLC, 0.254%, due 01/04/16	5,899,877	0.6
8,300,000	#	Barton Capital LLC, 0.263%, due 05/06/16	8,300,000	0.9
18,650,000	#	Barton Capital LLC, 0.265%, due 02/16/16	18,650,000	1.9
800,000		Barton Capital LLC, 0.376%, due 01/06/16	799,959	0.1
4,150,000		Barton Capital LLC, 0.508%, due 02/03/16	4,148,098	0.4
42,100,000		Concord Minutement Capital Co., 0.305%, due 01/04/16	42,098,948	4.3
41,800,000		Crown Point Capital Co., 0.305%, due 01/04/16	41,798,955	4.3
845,000		Jupiter Securitization Company LLC, 0.218%, due 01/06/16	844,979	0.1
1,200,000		Jupiter Securitization Company LLC, 0.407%, due 02/18/16	1,199,360	0.1
13,500,000		Jupiter Securitization Company LLC, 0.427%, due 01/04/16	13,499,528	1.4
6,000,000		Old Line Funding LLC, 0.376%, due 02/25/16	5,996,608	0.6
18,100,000	#	Old Line Funding LLC, 0.537%, due 01/06/16	18,100,000	1.8
17,700,000	#	Old Line Funding LLC, 0.550%, due 02/16/16	17,700,000	1.8
750,000		Thunder Bay Funding LLC, 0.345%, due 02/12/16	749,703	0.1
400,000		Thunder Bay Funding LLC, 0.459%, due 03/07/16	399,670	0.0
27,750,000	#	Thunder Bay Funding LLC, 0.517%, due 01/14/16	27,750,000	2.8

		Total Asset Backed Commercial Paper (Cost $211,085,611)	211,085,611	21.5

Certificates of Deposit: 19.7%
14,350,000		Bank of Tokyo-Mitsubishi UFJ NY, 0.250%, due 01/04/16	14,350,000	1.5
28,000,000		Bank of Tokyo-Mitsubishi UFJ NY, 0.250%, due 01/05/16	28,000,000	2.9
32,000,000		Mizuho Bank Ltd./NY, 0.270%, due 01/11/16	32,000,000	3.3
8,100,000		Mizuho Bank Ltd./NY, 0.300%, due 02/03/16	8,099,628	0.8
2,450,000		Mizuho Bank Ltd./NY, 0.330%, due 01/04/16	2,450,016	0.2
350,000		Norinchukin Bank NY, 0.330%, due 01/06/16	350,003	0.0
38,800,000		Norinchukin Bank NY, 0.460%, due 03/01/16	38,800,000	4.0
25,150,000		Royal Bank of Canada NY, 0.421%, due 01/04/16	25,150,000	2.5

Certificates of Deposit: (continued)
19,800,000		Societe Generale NY, 0.350%, due 01/05/16	$19,800,253	2.0
25,000,000		Westpac Banking Corp./NY, 0.330%, due 01/05/16	24,999,915	2.5

		Total Certificates of Deposit (Cost $193,999,815)	193,999,815	19.7

Financial Company Commercial Paper: 6.7%
18,000,000		Australia & New Zealand Banking Group, 0.455%, due 09/19/16	18,000,000	1.8
1,750,000		Skandinaviska Enskilda Banken AB, 0.447%, due 02/12/16	1,749,102	0.2
2,000,000		Societe Generale, 0.345%, due 01/13/16	1,999,773	0.2
41,850,000		Sumitomo Mitsui Trust NY, 0.249%, due 01/05/16	41,848,861	4.2
2,750,000		UBS Finance Delaware LLC, 0.305%, due 01/04/16	2,749,931	0.3

		Total Financial Company Commercial Paper (Cost $66,347,667)	66,347,667	6.7

Government Agency Debt: 5.5%
26,450,000	Z	Fannie Mae Discount Notes, 0.562%, due 06/29/16	26,377,262	2.7
28,000,000	Z	Federal Home Loan Bank Discount Notes, 0.335%, due 02/26/16	27,986,397	2.8

		Total Government Agency Debt (Cost $54,363,659)	54,363,659	5.5

Investment Companies: 9.1%
45,000,000		BlackRock Liquidity Funds, TempCash, Institutional, 0.272%, due 01/04/16	45,000,000	4.6
44,001,000		BlackRock Liquidity Funds, TempFund, Institutional, 0.284%, due 01/04/16	44,001,000	4.5

		Total Investment Companies (Cost $89,001,000)	89,001,000	9.1

Other Commercial Paper: 7.7%
14,000,000		Cargill Global Fund PLC, 0.345%, due 01/11/16	13,998,678	1.4
21,500,000		Exxon Mobil Corp., 0.278%, due 01/06/16	21,499,182	2.2
12,000,000		Exxon Mobil Corp., 0.376%, due 01/11/16	11,998,767	1.2
28,250,000		KFW, 0.274%, due 01/14/16	28,247,245	2.9

		Total Other Commercial Paper (Cost $75,743,872)	75,743,872	7.7

See Accompanying Notes to Financial Statements

61

VOYA LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

Other Note: 10.0%
8,000,000		General Electric Capital Corp., 0.474%, due 01/08/16	$8,000,276	0.8
19,000,000		JPMorgan Chase Bank NA, 0.480%, due 09/22/16	19,000,776	1.9
19,250,000	#	Svenska Handelsbanken AB, 0.484%, due 09/02/16	19,250,000	2.0
10,950,000		Svenska Handelsbanken AB, 0.795%, due 03/21/16	10,958,792	1.1
13,500,000		Toyota Motor Credit Corp., 0.302%, due 06/13/16	13,500,000	1.4
27,150,000		Wells Fargo Bank NA, 0.499%, due 09/21/16	27,150,000	2.8

		Total Other Note (Cost $97,859,844)	97,859,844	$10.0

Treasury Debt: 22.7%
27,649,000		United States Treasury Bill, 0.046%, due 01/14/16	27,648,551	2.8
5,000,000		United States Treasury Bill, 0.239%, due 03/31/16	4,997,062	0.5

Treasury Debt: (continued)
190,300,000		United States Treasury Bill, 0.281%, due 03/24/16	$190,179,008	19.4

		Total Treasury Debt (Cost $222,824,621)	222,824,621	22.7

		Total Investments in Securities (Cost $1,011,226,089)	$1,011,226,089	102.9
		Liabilities in Excess of Other Assets	(28,806,579)	(2.9)
		Net Assets	$982,419,510	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Government Agency Debt	$—	$54,363,659	$—	$54,363,659
Other Commercial Paper	—	75,743,872	—	75,743,872
Treasury Debt	—	222,824,621	—	222,824,621
Other Note	—	97,859,844	—	97,859,844
Certificates of Deposit	—	193,999,815	—	193,999,815
Financial Company Commercial Paper	—	66,347,667	—	66,347,667
Investment Companies	89,001,000	—	—	89,001,000
Asset Backed Commercial Paper	—	211,085,611	—	211,085,611
Total Investments, at fair value	$89,001,000	$922,225,089	$—	$1,011,226,089

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

62

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 100.2%
		Australia: 6.0%
1,374,787		GPT Group	$4,761,148	1.4
930,403		Investa Office Fund	2,693,315	0.8
2,739,439		Mirvac Group	3,921,609	1.2
1,273,434		Scentre Group	3,862,503	1.1
1,635,109		Vicinity Centres	3,317,100	1.0
247,318		Other Securities	1,701,524	0.5
			20,257,199	6.0

		France: 7.3%
27,389		Gecina S.A.	3,329,739	1.0
38,382	@	Icade	2,576,212	0.8
199,568		Klepierre	8,870,805	2.6
37,884		Unibail-Rodamco SE	9,619,981	2.9
			24,396,737	7.3

		Germany: 3.0%
93,891		LEG Immobilien AG	7,652,211	2.3
89,730		Other Securities	2,552,296	0.7
			10,204,507	3.0

		Hong Kong: 7.0%
707,000		Cheung Kong Property Holdings Ltd.	4,573,572	1.4
637,013		Hongkong Land Holdings Ltd. — HKL	4,448,125	1.3
716,500		Link REIT	4,271,689	1.3
3,304,200		New World Development Ltd.	3,244,521	1.0
572,100		Sun Hung Kai Properties Ltd.	6,876,405	2.0
			23,414,312	7.0

		Japan: 11.6%
2,896		Japan Retail Fund Investment Corp.	5,571,546	1.7
570,319		Mitsubishi Estate Co., Ltd.	11,858,833	3.5
439,682		Mitsui Fudosan Co., Ltd.	11,035,089	3.3
1,796		Nippon Prologis REIT, Inc.	3,248,847	1.0
80,036		Other Securities(a)	7,148,119	2.1
			38,862,434	11.6

		Netherlands: 1.0%
350,477		Other Securities(a)	3,201,463	1.0

		Singapore: 0.5%
302,600		Other Securities	1,627,870	0.5

		Spain: 0.2%
58,880		Other Securities	837,351	0.2

		Sweden: 0.5%
117,755		Other Securities	1,664,656	0.5

COMMON STOCK: (continued)
		United Kingdom: 6.6%
432,670		British Land Co. PLC	$5,006,398	1.5
55,503		Derwent London PLC	3,002,036	0.9
255,636		Great Portland Estates PLC	3,115,824	0.9
335,143		Hammerson PLC	2,962,803	0.9
382,222		Land Securities Group PLC	6,625,869	2.0
252,514		Other Securities	1,556,107	0.4
			22,269,037	6.6

		United States: 56.5%
47,800		Alexandria Real Estate Equities, Inc.	4,319,208	1.3
51,025		AvalonBay Communities, Inc.	9,395,233	2.8
52,670		Boston Properties, Inc.	6,717,532	2.0
89,025		DCT Industrial Trust, Inc.	3,326,864	1.0
279,400		DDR Corp.	4,705,096	1.4
65,661		Digital Realty Trust, Inc.	4,965,285	1.5
99,100		Douglas Emmett, Inc.	3,089,938	0.9
9,198		Equinix, Inc.	2,781,475	0.8
177,700		Equity Residential	14,498,543	4.3
24,930		Essex Property Trust, Inc.	5,968,491	1.8
373,282		General Growth Properties, Inc.	10,157,003	3.0
90,800		Healthcare Realty Trust, Inc.	2,571,456	0.8
431,921		Host Hotels & Resorts, Inc.	6,625,668	2.0
84,300		Kilroy Realty Corp.	5,334,504	1.6
269,400		Kimco Realty Corp.	7,128,324	2.1
177,300		Paramount Group, Inc.	3,209,130	1.0
121,729		Pebblebrook Hotel Trust	3,410,847	1.0
227,097		ProLogis, Inc.	9,747,003	2.9
46,744		Public Storage, Inc.	11,578,489	3.5
102,271		Simon Property Group, Inc.	19,885,573	5.9
63,800		SL Green Realty Corp.	7,208,124	2.1
312,400		Spirit Realty Capital, Inc.	3,130,248	0.9
160,375		UDR, Inc.	6,025,289	1.8
373,800		VEREIT, Inc.	2,960,496	0.9
82,831		Vornado Realty Trust	8,279,787	2.5
162,000		Welltower, Inc.	11,020,860	3.3
404,097		Other Securities	11,533,752	3.4
			189,574,218	56.5

		Total Common Stock (Cost $249,667,233)	336,309,784	100.2

See Accompanying Notes to Financial Statements

63

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
	Securities Lending Collateralcc: 0.3%
859,289	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $859,324, collateralized by various U.S. Government Securities, 1.500%–3.625%, Market Value plus accrued interest $876,475, due 03/31/21–02/15/44) (Cost $859,289)	$859,289	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
1,129,750	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $1,129,749)	$1,129,749	0.3

	Total Short-Term Investments (Cost $1,989,038)	1,989,038	0.6

	Total Investments in Securities (Cost $251,656,271)	$338,298,822	100.8
	Liabilities in Excess of Other Assets	(2,772,236)	(0.8)
	Net Assets	$335,526,586	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2015.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $271,838,852.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$88,021,951
Gross Unrealized Depreciation	(21,561,981)
Net Unrealized Appreciation	$66,459,970

REIT Diversification	Percentage of Net Assets
Retail REITs	24.5%
Diversified REITs	14.3
Office REITs	14.1
Residential REITs	12.0
Diversified Real Estate Activities	11.5
Specialized REITs	9.4
Real Estate Operating Companies	5.0
Industrial REITs	4.3
Hotels, Resorts & Cruise Lines	2.7
Real Estate Services	1.7
Real Estate Development	0.7
Liabilities in Excess of Other Assets*	(0.2)
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$20,257,199	$—	$20,257,199
France	—	24,396,737	—	24,396,737
Germany	—	10,204,507	—	10,204,507
Hong Kong	—	23,414,312	—	23,414,312
Japan	—	38,862,434	—	38,862,434
Netherlands	—	3,201,463	—	3,201,463
Singapore	—	1,627,870	—	1,627,870
Spain	—	837,351	—	837,351
Sweden	—	1,664,656	—	1,664,656
United Kingdom	—	22,269,037	—	22,269,037
United States	189,574,218	—	—	189,574,218
Total Common Stock	189,574,218	146,735,566	—	336,309,784
Short-Term Investments	1,129,749	859,289	—	1,989,038
Total Investments, at fair value	$190,703,967	$147,594,855	$—	$338,298,822

(1)	For the year ended December 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between

See Accompanying Notes to Financial Statements

64

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

levels at the beginning of the reporting period. At December 31, 2015, securities valued at $5,953,677 were transferred from Level 1 to Level 2 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

65

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.3%
		Consumer Discretionary: 18.7%
81,000		DineEquity, Inc.	$6,858,270	0.7
101,300	@	Dollar Tree, Inc.	7,822,386	0.8
146,302	@	G-III Apparel Group Ltd.	6,475,327	0.7
260,273		Interpublic Group of Cos., Inc.	6,059,155	0.7
142,350	@	Jarden Corp.	8,131,032	0.9
149,700	L	Lennar Corp. — Class A	7,321,827	0.8
93,799		McGraw-Hill Cos., Inc.	9,246,705	1.0
4,663	@	NVR, Inc.	7,661,309	0.8
401,200		Pulte Group, Inc.	7,149,384	0.8
92,322		Wyndham Worldwide Corp.	6,707,193	0.7
2,202,381		Other Securities(a)	101,603,567	10.8
			175,036,155	18.7

		Consumer Staples: 2.2%
74,332		Dr Pepper Snapple Group, Inc.	6,927,742	0.8
389,634		Other Securities(a)	13,381,572	1.4
			20,309,314	2.2

		Energy: 3.0%
864,829		Other Securities(a)	28,717,057	3.0

		Financials: 19.3%
293,786	@	CBRE Group, Inc.	10,159,120	1.1
279,649	@	Essent Group Ltd.	6,121,517	0.6
172,300		First American Financial Corp.	6,185,570	0.7
555,427		Huntington Bancshares, Inc.	6,143,023	0.7
203,900		Invesco Ltd.	6,826,572	0.7
65,309		Jones Lang LaSalle, Inc.	10,440,297	1.1
135,001		Marsh & McLennan Cos., Inc.	7,485,805	0.8
127,600		Principal Financial Group, Inc.	5,739,448	0.6
77,335		Reinsurance Group of America, Inc.	6,616,009	0.7
1,047,400	@	SLM Corp.	6,829,048	0.7
3,518,561		Other Securities(a)	108,419,074	11.6
			180,965,483	19.3

		Health Care: 13.5%
21,561	@	Allergan plc	6,737,812	0.7
441,965		Boston Scientific Corp.	8,149,835	0.9
109,598		Cardinal Health, Inc.	9,783,813	1.0
84,400		DaVita, Inc.	5,883,524	0.6
100,300		Endo International PLC	6,140,366	0.7
184,800	@	Hologic, Inc.	7,149,912	0.8
47,132		Jazz Pharmaceuticals PLC	6,624,874	0.7
111,300		STERIS PLC	8,385,342	0.9

COMMON STOCK: (continued)
		Health Care: (continued)
110,262	@	Teva Pharmaceutical Industries Ltd. ADR	$7,237,598	0.8
56,407		Thermo Fisher Scientific, Inc.	8,001,333	0.8
73,600		Zimmer Biomet Holdings, Inc.	7,550,624	0.8
686,861		Other Securities(a)	44,670,295	4.8
			126,315,328	13.5

		Industrials: 15.1%
42,543		FedEx Corp.	6,338,482	0.7
419,123	@	Rexnord Corp.	7,594,509	0.8
197,736	@	Spirit Airlines, Inc.	7,879,780	0.8
216,542		Textron, Inc.	9,096,929	1.0
2,262,777		Other Securities(a)	110,501,445	11.8
			141,411,145	15.1

		Information Technology: 23.9%
181,760		Activision Blizzard, Inc.	7,035,930	0.7
26,305	@	Alliance Data Systems Corp.	7,275,174	0.8
172,949	@	Blackhawk Network Holdings, Inc.	7,646,075	0.8
280,700	@	Cadence Design Systems, Inc.	5,841,367	0.6
209,839		CDW Corp./DE	8,821,632	0.9
144,200	@	Electronic Arts, Inc.	9,909,424	1.1
113,248	@	Euronet Worldwide, Inc.	8,202,553	0.9
112,980		Fidelity National Information Services, Inc.	6,846,588	0.7
81,322	@	Fiserv, Inc.	7,437,710	0.8
50,168	@	FleetCor Technologies, Inc.	7,170,512	0.8
318,084	@	Genpact Ltd.	7,945,738	0.8
226,482		Global Payments, Inc.	14,610,354	1.6
91,917	@	NXP Semiconductor NV — NXPI — US	7,744,007	0.8
198,543		Total System Services, Inc.	9,887,441	1.1
3,070,409		Other Securities(a)	107,670,543	11.5
			224,045,048	23.9

		Materials: 3.0%
1,881,157		Other Securities	28,102,868	3.0

		Utilities: 0.6%
244,022		Other Securities	6,160,814	0.6

		Total Common Stock (Cost $890,756,185)	931,063,212	99.3

PREFERRED STOCK: 0.1%
		Financials: 0.1%
49,856		Other Securities	1,264,348	0.1

		Total Preferred Stock (Cost $1,030,151)	1,264,348	0.1

See Accompanying Notes to Financial Statements

66

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Shares		Value	Percentage of Net Assets

WARRANTS: — %
Energy: — %
1,133	Other Securities	$—	—

	Total Warrants (Cost $— )	—	—

	Total Long-Term Investments (Cost $891,786,336)	932,327,560	99.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc: 1.8%
3,189,400	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $3,189,508, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–4.500%, Market Value plus accrued interest $3,253,188, due 06/09/16–05/20/45)	3,189,400	0.4
3,991,693	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $3,991,842, collateralized by various U.S. Government Agency Obligations, 0.000%–11.500%, Market Value plus accrued interest $4,071,527, due 01/15/16–04/01/51)	3,991,693	0.4
3,991,693	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $3,991,855, collateralized by various U.S. Government Securities, 1.500%–3.625%, Market Value plus accrued interest $4,071,528, due 03/31/21–02/15/44)	3,991,693	0.4
3,991,693	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $3,991,837, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $4,071,527, due 01/15/16–10/20/65)	3,991,693	0.4

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,642,469	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,642,543, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $1,676,525, due 01/15/17–02/15/42)	$1,642,469	0.2
		16,806,948	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
3,631,169	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $3,631,169)	3,631,169	0.4

	Total Short-Term Investments (Cost $20,438,117)	20,438,117	2.2

	Total Investments in Securities (Cost $912,224,453)	$952,765,677	101.6
	Liabilities in Excess of Other Assets	(15,382,792)	(1.6)
	Net Assets	$937,382,885	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2015.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $916,164,802.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$123,682,719
Gross Unrealized Depreciation	(87,081,844)
Net Unrealized Appreciation	$36,600,875

See Accompanying Notes to Financial Statements

67

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$172,918,779	$2,117,376	$—	$175,036,155
Consumer Staples	19,519,776	789,538	—	20,309,314
Energy	28,717,057	—	—	28,717,057
Financials	176,537,235	4,428,248	—	180,965,483
Health Care	126,315,328	—	—	126,315,328
Industrials	140,130,619	1,280,526	—	141,411,145
Information Technology	222,868,291	1,176,757	—	224,045,048
Materials	28,102,868	—	—	28,102,868
Utilities	6,160,814	—	—	6,160,814
Total Common Stock	921,270,767	9,792,445	—	931,063,212
Preferred Stock	—	1,264,348	—	1,264,348
Warrants	—	—	—	—
Short-Term Investments	3,631,169	16,806,948	—	20,438,117
Total Investments, at fair value	$924,901,936	$27,863,741	$—	$952,765,677

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

68

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.9%
		Consumer Discretionary: 8.8%
215,806		Carnival Corp.	$11,757,111	2.2
125,053		Comcast Corp. — Class A	7,056,741	1.3
129,966		Target Corp.	9,436,831	1.8
27,299		Time Warner Cable, Inc.	5,066,421	1.0
57,372		Time Warner, Inc.	3,710,247	0.7
258,152		Other Securities	9,526,810	1.8
			46,554,161	8.8

		Consumer Staples: 7.3%
144,375		Archer-Daniels-Midland Co.	5,295,675	1.0
154,216		Mondelez International, Inc.	6,915,046	1.3
84,533		Philip Morris International, Inc.	7,431,296	1.4
86,359		Procter & Gamble Co.	6,857,768	1.3
127,983		Wal-Mart Stores, Inc.	7,845,358	1.5
99,330		Other Securities	4,072,530	0.8
			38,417,673	7.3

		Energy: 10.9%
192,297		Apache Corp.	8,551,448	1.6
116,170		Baker Hughes, Inc.	5,361,245	1.0
267,765		Canadian Natural Resources Ltd.	5,847,986	1.1
85,172		Occidental Petroleum Corp.	5,758,479	1.1
436,369		Royal Dutch Shell PLC — Class A	9,883,450	1.9
138,498		Total S.A.	6,209,091	1.2
782,269		Other Securities	16,073,942	3.0
			57,685,641	10.9

		Financials: 30.1%
59,456		Aon PLC	5,482,438	1.0
881,687		Bank of America Corp.	14,838,792	2.8
175,829		Charles Schwab Corp.	5,790,049	1.1
463,437		Citigroup, Inc.	23,982,865	4.5
368,665		Citizens Financial Group, Inc.	9,655,336	1.8
126,305		Comerica, Inc.	5,283,338	1.0
280,024		Fifth Third Bancorp	5,628,483	1.1
31,764		Goldman Sachs Group, Inc.	5,724,826	1.1
374,421		JPMorgan Chase & Co.	24,723,019	4.7
103,074		Marsh & McLennan Cos., Inc.	5,715,453	1.1
384,636		Morgan Stanley	12,235,271	2.3
81,578		Northern Trust Corp.	5,880,958	1.1

COMMON STOCK: (continued)
		Financials: (continued)
108,028		PNC Financial Services Group, Inc.	$10,296,149	2.0
107,142		State Street Corp.	7,109,943	1.3
105,248		Willis Group Holdings PLC	5,111,895	1.0
395,489		Other Securities	11,529,431	2.2
			158,988,246	30.1

		Health Care: 13.6%
32,863		Amgen, Inc.	5,334,651	1.0
130,733		Baxter International, Inc.	4,987,464	1.0
71,732		Eli Lilly & Co.	6,044,138	1.2
95,564		Medtronic PLC	7,350,783	1.4
174,379		Merck & Co., Inc.	9,210,699	1.7
88,550		Novartis AG	7,617,007	1.4
170,489		Pfizer, Inc.	5,503,385	1.0
58,542		Sanofi	4,989,079	1.0
108,188		Teva Pharmaceutical Industries Ltd. ADR	7,101,460	1.3
146,579		Other Securities	13,899,269	2.6
			72,037,935	13.6

		Industrials: 8.2%
47,068		General Dynamics Corp.	6,465,261	1.2
637,921		General Electric Co.	19,871,239	3.8
454,573		Other Securities	17,077,300	3.2
			43,413,800	8.2

		Information Technology: 12.2%
296,037		Applied Materials, Inc.	5,527,011	1.1
301,592		Cisco Systems, Inc.	8,189,731	1.6
198,428	@	eBay, Inc.	5,452,801	1.0
205,599		Intel Corp.	7,082,886	1.3
217,199		Juniper Networks, Inc.	5,994,692	1.1
130,598		Microsoft Corp.	7,245,577	1.4
158,323	@	PayPal Holdings, Inc.	5,731,293	1.1
127,507		Qualcomm, Inc.	6,373,437	1.2
303,617		Other Securities	12,902,538	2.4
			64,499,966	12.2

		Materials: 0.6%
115,617		Other Securities	3,189,873	0.6

		Telecommunication Services: 2.6%
154,757		Vodafone Group PLC ADR	4,992,461	0.9
1,442,810		Other Securities(a)	8,789,902	1.7
			13,782,363	2.6

		Utilities: 1.6%
208,836		Other Securities	8,408,576	1.6

		Total Common Stock (Cost $422,632,384)	506,978,234	95.9

See Accompanying Notes to Financial Statements

69

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.0%
	Securities Lending Collateralcc: 0.2%
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,000,041, collateralized by various U.S. Government Securities, 1.500%–3.625%, Market Value plus accrued interest $1,020,000, due 03/31/21–02/15/44)	$1,000,000	0.2
85,001	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $85,004, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $86,701, due 01/15/16–10/20/65)	85,001	0.0
		1,085,001	0.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.8%
20,105,832	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $20,105,832)	$20,105,832	3.8

	Total Short-Term Investments (Cost $21,190,833)	21,190,833	4.0

	Total Investments in Securities (Cost $443,823,217)	$528,169,067	99.9
	Assets in Excess of Other Liabilities	606,387	0.1
	Net Assets	$528,775,454	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2015.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $445,686,660.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$114,941,864
Gross Unrealized Depreciation	(32,459,457)
Net Unrealized Appreciation	$82,482,407

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$46,554,161	$—	$—	$46,554,161
Consumer Staples	38,417,673	—	—	38,417,673
Energy	41,593,100	16,092,541	—	57,685,641
Financials	158,988,246	—	—	158,988,246
Health Care	59,431,849	12,606,086	—	72,037,935
Industrials	43,413,800	—	—	43,413,800
Information Technology	64,499,966	—	—	64,499,966
Materials	3,189,873	—	—	3,189,873
Telecommunication Services	9,074,658	4,707,705	—	13,782,363
Utilities	8,408,576	—	—	8,408,576
Total Common Stock	473,571,902	33,406,332	—	506,978,234
Short-Term Investments	20,105,832	1,085,001	—	21,190,833
Total Investments, at fair value	$493,677,734	$34,491,333	$—	$528,169,067

See Accompanying Notes to Financial Statements

70

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table (continued)
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$442,919	$—	$442,919
Total Assets	$493,677,734	$34,934,252	$—	$528,611,986

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2015, the following forward foreign currency contracts were outstanding for VY® Invesco Growth and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York	Israeli New Shekel	10,395,421	Sell	01/15/16	$2,676,060	$2,672,124	$3,936
The Bank of New York	EU Euro	5,634,698	Sell	01/15/16	6,145,371	6,125,250	20,121
The Bank of New York	Canadian Dollar	4,829,911	Sell	01/15/16	3,553,875	3,490,660	63,215
The Bank of New York	British Pound	3,778,507	Sell	01/15/16	5,670,632	5,570,489	100,143
The Bank of New York	Swiss Franc	2,832,479	Sell	01/15/16	2,860,136	2,829,301	30,835
State Street	Israeli New Shekel	10,395,422	Sell	01/15/16	2,678,956	2,672,124	6,832
State Street	Canadian Dollar	4,829,911	Sell	01/15/16	3,553,156	3,490,660	62,496
State Street	British Pound	3,778,508	Sell	01/15/16	5,672,523	5,570,490	102,033
State Street	Swiss Franc	2,832,479	Sell	01/15/16	2,860,714	2,829,302	31,412
State Street	EU Euro	5,634,697	Sell	01/15/16	6,147,144	6,125,248	21,896
							$442,919

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$442,919
Total Asset Derivatives		$442,919

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$3,528,062
Total	$3,528,062

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(652,699)
Total	$(652,699)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

71

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:

	State Street Bank	The Bank of New York	Totals
Assets:
Forward foreign currency contracts	$224,669	$218,250	$442,919
Total Assets	$224,669	$218,250	$442,919
Net OTC derivative instruments by counterparty, at fair value	$224,669	$218,250	442,919
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$224,669	$218,250	$442,919

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

72

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.4%
		Australia: 1.2%
1,174,126		Oil Search Ltd.	$5,714,874	1.2

		Brazil: 6.0%
858,700		BB Seguridade Participacoes SA	5,280,802	1.1
1,026,720		Lojas Renner SA	4,437,766	0.9
356,520		Ultrapar Participacoes SA	5,447,490	1.2
3,444,878		Other Securities	13,513,239	2.8
			28,679,297	6.0

		China: 12.3%
38,380	@	Baidu, Inc. ADR	7,255,355	1.5
2,540,162		Chongqing Changan Automobile Co. Ltd.	5,592,701	1.2
241,920	@	JD.com, Inc. ADR	7,805,549	1.6
863,700		Tencent Holdings Ltd.	16,911,234	3.6
318,417	@	Vipshop Holdings Ltd. ADR	4,862,228	1.0
15,745,780		Other Securities(a)	16,003,500	3.4
			58,430,567	12.3

		Hong Kong: 4.5%
2,822,400		AIA Group Ltd.	16,864,075	3.5
96,600		Jardine Matheson Holdings Ltd.	4,663,848	1.0
			21,527,923	4.5

		India: 19.3%
369,800		Asian Paints Ltd.	4,926,369	1.0
27,200		HDFC Bank Ltd.	444,248	0.1
262,780		HDFC Bank Ltd. ADR	16,187,248	3.4
799,815		Housing Development Finance Corp.	15,212,354	3.2
438,356		Infosys Ltd. ADR	7,342,463	1.5
2,004,920		ITC Ltd.	9,913,965	2.1
430,460		Kotak Mahindra Bank Ltd.	4,662,505	1.0
241,080		Lupin Ltd.	6,670,175	1.4
256,380		Mahindra & Mahindra Ltd.	4,921,519	1.0
387,966		Tata Consultancy Services Ltd.	14,263,017	3.0
784,773		Other Securities	7,491,282	1.6
			92,035,145	19.3

		Indonesia: 4.0%
13,875,300		Astra International Tbk PT	5,976,821	1.3
5,240,100		Bank Central Asia Tbk PT	5,020,431	1.0
10,026,700		Bank Rakyat Indonesia	8,228,917	1.7
			19,226,169	4.0

		Macau: 1.6%
2,219,200		Sands China Ltd.	7,523,518	1.6

		Mexico: 2.4%
2,325,300		Fibra Uno Administracion SA de CV	5,125,658	1.1
1,071,480		Other Securities(a)	6,211,344	1.3
			11,337,002	2.4

COMMON STOCK: (continued)
		Panama: 0.7%
70,940		Other Securities(a)	$3,423,564	0.7

		Peru: 0.9%
41,250		Other Securities	4,014,450	0.9

		Russia: 6.0%
191,510		Lukoil PJSC ADR	6,221,202	1.3
36,020		Magnit OAO	5,536,015	1.2
86,090	@	Magnit PJSC GDR	3,461,845	0.7
5,425,696		Sberbank	7,513,065	1.6
179,350		Sberbank PAO ADR	1,038,436	0.2
486,695		Other Securities	4,717,115	1.0
			28,487,678	6.0

		South Africa: 15.8%
257,400		Aspen Pharmacare Holdings Ltd.	5,138,905	1.1
436,488		Bidvest Group Ltd.	9,264,546	1.9
2,641,080		FirstRand Ltd.	7,217,955	1.5
2,447,083		Life Healthcare Group Holdings Ltd.	5,554,723	1.2
615,952		MTN Group Ltd.	5,306,031	1.1
55,616		Naspers Ltd.	7,601,836	1.6
506,764		Remgro Ltd.	8,021,807	1.7
1,772,071		Sanlam Ltd.	6,931,790	1.4
485,499		Shoprite Holdings Ltd.	4,499,151	0.9
1,369,380		Woolworths Holdings Ltd./South Africa	8,858,888	1.9
387,821		Other Securities(a)	7,025,954	1.5
			75,421,586	15.8

		South Korea: 4.4%
45,597		Hyundai Motor Co.	5,750,867	1.2
146,900		Kia Motors Corp.	6,550,268	1.4
8,021		Samsung Electronics Co., Ltd.	8,555,057	1.8
			20,856,192	4.4

		Taiwan: 8.2%
1,177,501		Delta Electronics, Inc.	5,538,473	1.2
1,116,000		President Chain Store Corp.	6,965,203	1.4
807,010	L	Siliconware Precision Industries Co. ADR ADR	6,254,328	1.3
1,432,223		Taiwan Semiconductor Manufacturing Co., Ltd.	6,178,956	1.3
522,191	@	Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	11,879,845	2.5
310,000		Other Securities	2,344,685	0.5
			39,161,490	8.2

		Thailand: 3.0%
1,259,100		Kasikornbank PCL	5,233,570	1.1
372,300	L	Siam Cement PCL	4,737,430	1.0
1,292,900		Other Securities	4,264,823	0.9
			14,235,823	3.0

See Accompanying Notes to Financial Statements

73

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Turkey: 2.0%
2,729,439		Other Securities	$9,695,410	2.0

		United Kingdom: 1.7%
134,660		SABMiller PLC	8,055,952	1.7

		United States: 1.4%
87,970	@	Luxoft Holding, Inc.	6,785,126	1.4

		Total Common Stock (Cost $485,502,882)	454,611,766	95.4

PREFERRED STOCK: 1.4%
		Brazil: 1.4%
969,496		Itau Unibanco Holding S.A.	6,452,279	1.3
1,117,870		Other Securities	522,733	0.1

		Total Preferred Stock (Cost $14,331,152)	6,975,012	1.4

WARRANTS: 0.3%
		United States: 0.3%
529,730	@	Chongqing Changan Automobile Co. Ltd.	1,384,343	0.3

		Total Warrants (Cost $1,342,971)	1,384,343	0.3

		Total Long-Term Investments (Cost $501,177,005)	462,971,121	97.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 3.1%
2,782,640	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,782,735, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–4.500%, Market Value plus accrued interest $2,838,293, due 06/09/16–05/20/45)	2,782,640	0.6
3,482,524	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $3,482,654, collateralized by various U.S. Government Agency Obligations, 0.000%–11.500%, Market Value plus accrued interest $3,552,175, due 01/15/16–04/01/51)	3,482,524	0.7

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
3,482,524	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $3,482,665, collateralized by various U.S. Government Securities, 1.500%–3.625%, Market Value plus accrued interest $3,552,175, due 03/31/21–02/15/44)	$3,482,524	0.8
3,482,524	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $3,482,650, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $3,552,175, due 01/15/16–10/20/65)	3,482,524	0.7
1,432,917	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,432,981, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $1,462,628, due 01/15/17–02/15/42)	1,432,917	0.3
		14,663,129	3.1

	Total Short-Term Investments (Cost $14,663,129)	14,663,129	3.1

	Total Investments in Securities (Cost $515,840,134)	$477,634,250	100.2
	Liabilities in Excess of Other Assets	(921,428)	(0.2)
	Net Assets	$476,712,822	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)	This grouping contains securities on loan.

See Accompanying Notes to Financial Statements

74

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Cost for federal income tax purposes is $516,641,814.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$63,505,279
Gross Unrealized Depreciation	(102,512,843)
Net Unrealized Depreciation	$(39,007,564)

Sector Diversification	Percentage of Net Assets
Financials	28.1%
Information Technology	21.6
Consumer Discretionary	17.9
Consumer Staples	10.1
Industrials	6.6
Energy	4.5
Health Care	3.7
Materials	2.8
Telecommunication Services	1.1
Utilities	0.7
Short-Term Investments	3.1
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$5,714,874	$—	$5,714,874
Brazil	28,679,297	—	—	28,679,297
China	22,871,608	35,558,959	—	58,430,567
Hong Kong	4,663,848	16,864,075	—	21,527,923
India	27,456,677	64,578,468	—	92,035,145
Indonesia	—	19,226,169	—	19,226,169
Macau	—	7,523,518	—	7,523,518
Mexico	11,337,002	—	—	11,337,002
Panama	3,423,564	—	—	3,423,564
Peru	4,014,450	—	—	4,014,450
Russia	8,834,848	19,652,830	—	28,487,678
South Africa	3,825,154	71,596,432	—	75,421,586
South Korea	—	20,856,192	—	20,856,192
Taiwan	18,134,173	21,027,317	—	39,161,490
Thailand	—	14,235,823	—	14,235,823
Turkey	—	9,695,410	—	9,695,410
United Kingdom	—	8,055,952	—	8,055,952
United States	6,785,126	—	—	6,785,126
Total Common Stock	140,025,747	314,586,019	—	454,611,766
Preferred Stock	6,975,012	—	—	6,975,012
Warrants	—	1,384,343	—	1,384,343
Short-Term Investments	—	14,663,129	—	14,663,129
Total Investments, at fair value	$147,000,759	$330,633,491	$—	$477,634,250

(1)	For the year ended December 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2015, securities valued at $23,874,644 and $1,756,110 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

75

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.5%
	France: 8.6%
71,178	L’Oreal S.A.	$11,972,549	2.8
99,735	Pernod Ricard SA	11,374,283	2.7
69,588	Publicis Groupe	4,627,303	1.1
102,725	Sanofi	8,754,452	2.0
		36,728,587	8.6

	Germany: 2.2%
119,719	SAP SE	9,500,134	2.2

	Italy: 0.8%
408,337	Davide Campari-Milano S.p.A.	3,530,430	0.8

	Japan: 2.4%
279,200	Japan Tobacco, Inc.	10,250,485	2.4

	Netherlands: 0.6%
140,527	Relx NV	2,366,810	0.6

	Switzerland: 8.1%
464,004	Nestle S.A.	34,445,454	8.1

	United Kingdom: 23.1%
579,271	British American Tobacco PLC	32,169,445	7.5
471,226	Experian PLC	8,328,690	2.0
334,406	Reckitt Benckiser Group PLC	30,941,548	7.3
128,896	Relx PLC	2,273,213	0.5
575,502	Unilever PLC	24,684,669	5.8
		98,397,565	23.1

	United States: 52.7%
28,859	3M Co.	4,347,320	1.0
194,514	Accenture PLC	20,326,713	4.8
357,116	Altria Group, Inc.	20,787,722	4.9
93,308	Automatic Data Processing, Inc.	7,905,054	1.9
53,165	Intuit, Inc.	5,130,422	1.2
674,744	Microsoft Corp.	37,434,797	8.8
448,219	Mondelez International, Inc.	20,098,140	4.7
42,673	Moody’s Corp.	4,281,809	1.0

COMMON STOCK: (continued)
	United States: (continued)
112,184	Nike, Inc.	$7,011,500	1.7
125,207	Philip Morris International, Inc.	11,006,947	2.6
446,867	Reynolds American, Inc.	20,622,912	4.8
210,749	Time Warner, Inc.	13,629,138	3.2
304,939	Twenty-First Century Fox, Inc. — Class A	8,282,143	1.9
374,764	Twenty-First Century Fox, Inc. Class B	10,204,824	2.4
236,330	Visa, Inc. — Class A	18,327,392	4.3
142,458	Walt Disney Co.	14,969,487	3.5
		224,366,320	52.7

	Total Common Stock (Cost $348,411,062)	419,585,785	98.5
	Assets in Excess of Other Liabilities	6,582,561	1.5
	Net Assets	$426,168,346	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $348,892,469.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$79,772,769
Gross Unrealized Depreciation	(9,079,453)
Net Unrealized Appreciation	$70,693,316

Industry Diversification	Percentage of Net Assets
Food Products	18.6%
Consumer Staples	14.9
Software	12.2
Agriculture	10.9
Media	7.5
Household Products/Wares	7.3
Consumer Discretionary	5.7
IT Services	4.8
Diversified Financial Services	4.3
Industrials	3.0
Beverages	2.7
Pharmaceuticals	2.0
Information Technology	1.9
Apparel	1.7
Financials	1.0
Assets in Excess of Other Liabilities	1.5
Net Assets	100.0%

See Accompanying Notes to Financial Statements

76

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
France	$—	$36,728,587	$—	$36,728,587
Germany	—	9,500,134	—	9,500,134
Italy	—	3,530,430	—	3,530,430
Japan	—	10,250,485	—	10,250,485
Netherlands	—	2,366,810	—	2,366,810
Switzerland	—	34,445,454	—	34,445,454
United Kingdom	—	98,397,565	—	98,397,565
United States	224,366,320	—	—	224,366,320
Total Common Stock	224,366,320	195,219,465	—	419,585,785
Total Investments, at fair value	$224,366,320	$195,219,465	$—	$419,585,785

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

77

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 60.8%
		Consumer Discretionary: 6.4%
158,479	@	Autozone, Inc.	$117,577,155	2.1
1,132,000		Comcast Corp. — Class A	63,878,760	1.1
1,722,476		Compass Group PLC	29,847,625	0.5
2,296,996		Johnson Controls, Inc.	90,708,372	1.6
784,500		Lowe’s Cos, Inc.	59,653,380	1.0
22,208		Other Securities	5,627,951	0.1
			367,293,243	6.4

		Consumer Staples: 4.0%
609,800		Altria Group, Inc.	35,496,458	0.6
528,900		CVS Health Corp.	51,710,553	0.9
396,300		PepsiCo, Inc.	39,598,296	0.7
812,700		Philip Morris International, Inc.	71,444,457	1.2
699,246		Other Securities	33,911,396	0.6
			232,161,160	4.0

		Energy: 1.0%
2,549,100	L	Canadian Natural Resources Ltd.	55,646,853	1.0

		Financials: 12.5%
500,600		American Express Co.	34,816,730	0.6
1,439,100		American Tower Corp.	139,520,745	2.4
2,813,800		Bank of New York Mellon Corp.	115,984,836	2.0
91,600		Blackrock, Inc.	31,191,632	0.5
1,733,050		Iron Mountain, Inc.	46,809,680	0.8
4,585,100		Marsh & McLennan Cos., Inc.	254,243,795	4.4
1,364,200		Willis Group Holdings PLC	66,259,194	1.2
430,300		Other Securities	32,153,808	0.6
			720,980,420	12.5

		Health Care: 13.7%
1,687,800		Abbott Laboratories	75,799,098	1.3
773,500		Aetna, Inc.	83,630,820	1.4
273,300		Anthem, Inc.	38,108,952	0.7
848,949		Becton Dickinson & Co.	130,814,551	2.3
92,900	@	Biogen, Inc.	28,459,915	0.5
1,207,700		PerkinElmer, Inc.	64,696,489	1.1
1,390,324		Pfizer, Inc.	44,879,659	0.8
1,226,868		Thermo Fisher Scientific, Inc.	174,031,226	3.0
627,324		UnitedHealth Group, Inc.	73,798,395	1.3
1,395,789		Zoetis, Inc.	66,886,209	1.2
36,200		Other Securities	5,726,478	0.1
			786,831,792	13.7

		Industrials: 10.4%
803,500		Ametek, Inc.	43,059,565	0.7

COMMON STOCK: (continued)
		Industrials: (continued)
239,200		Boeing Co.	$34,585,928	0.6
2,511,516		Danaher Corp.	233,269,606	4.1
506,100		IDEX Corp.	38,772,321	0.7
240,200	@	IHS, Inc.	28,446,886	0.5
1,040,100		Pentair PLC	51,516,153	0.9
292,100		Roper Technologies, Inc.	55,437,659	1.0
2,897,500		Tyco International Plc	92,401,275	1.6
696,546		Other Securities	20,291,283	0.3
			597,780,676	10.4

		Information Technology: 9.6%
20,100	@	Alphabet, Inc. — Class A	15,638,001	0.3
75,019	@	Alphabet, Inc. — Class C	56,930,419	1.0
764,700		Apple, Inc.	80,492,322	1.4
1,242,414	@	Fiserv, Inc.	113,631,184	2.0
201,000	@	FleetCor Technologies, Inc.	28,728,930	0.5
2,155,500		Microsoft Corp.	119,587,140	2.1
1,440,820	@	Netscout Systems, Inc.	44,233,174	0.7
776,900		Visa, Inc. — Class A	60,248,595	1.0
548,123		Other Securities	34,044,280	0.6
			553,534,045	9.6

		Telecommunication Services: 0.5%
263,700		Other Securities	27,706,959	0.5

		Utilities: 2.7%
2,309,937		PG&E Corp.	122,865,549	2.1
860,100		Xcel Energy, Inc.	30,886,191	0.5
46,900		Other Securities	3,348,191	0.1
			157,099,931	2.7

		Total Common Stock (Cost $3,076,517,546)	3,499,035,079	60.8

PREFERRED STOCK: 2.3%
		Financials: 0.9%
316,265		American Tower Corp.	31,922,998	0.5
786,000		Other Securities	21,378,850	0.4
			53,301,848	0.9

		Health Care: 0.8%
43,725		Allergan PLC	45,044,621	0.8

		Telecommunication Services: 0.1%
123,056		Other Securities	8,332,122	0.1

		Utilities: 0.5%
1,083,470		Other Securities(a)	28,866,282	0.5

		Total Preferred Stock (Cost $128,776,852)	135,544,873	2.3

See Accompanying Notes to Financial Statements

78

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 21.8%
		Basic Materials: 0.1%
6,130,000		Other Securities	$5,910,877	0.1

		Communications: 6.0%
2,725,000	#	CCO Safari II LLC, 3.579%, 07/23/20	2,711,648	0.0
4,250,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	4,170,312	0.1
66,119,466		Intelsat TL 4/2/18, 3.750%, 06/30/19	62,714,313	1.1
6,740,000	#	Telesat Canada, 6.000%, 05/15/17	6,807,400	0.1
8,550,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	8,560,688	0.1
7,775,000	#	Unitymedia KabelBW GmbH, 6.125%, 01/15/25	7,712,023	0.1
5,885,000	#	Univision Communications, Inc., 6.750%, 09/15/22	6,120,400	0.1
9,132,000	#	Univision Communications, Inc., 8.500%, 05/15/21	9,371,715	0.2
29,450,000		UPC Financing Partnership, 3.344%, 06/30/21	28,953,031	0.5
EUR 4,150,000	#	UPC Holding BV, 6.375%, 09/15/22	4,806,571	0.1
26,383,500	#	UPCB Finance V Ltd., 7.250%, 11/15/21	28,131,407	0.5
37,462,500	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	39,757,078	0.7
GBP 2,227,500	#	Virgin Media Secured Finance PLC, 6.000%, 04/15/21	3,407,271	0.1
6,200,000	#	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	6,045,000	0.1
10,462,500	#	Virgin Media Secured Finance PLC, 5.375%, 04/15/21	10,841,765	0.2
117,257,970		Other Securities	117,125,667	2.0
			347,236,289	6.0

		Consumer Discretionary: 0.1%
7,325,000		Other Securities	7,583,206	0.1

		Consumer, Cyclical: 3.8%
88,510,000		Ford Motor Credit Co. LLC, 0.982%–6.625%, 01/15/16–03/12/19	88,231,798	1.6
700,000	#	Six Flags Entertainment Corp., 5.250%, 01/15/21	712,250	0.0
121,746,680		Other Securities	126,365,743	2.2
			215,309,791	3.8

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 3.4%
26,275,000		DaVita, Inc., 5.750%, 08/15/22	$27,161,781	0.5
20,875,787		DaVita HealthCare Partners, Inc., 3.500%–5.125%, 06/24/21–07/15/24	20,851,608	0.4
6,593,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	7,128,681	0.1
4,175,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	4,488,125	0.1
33,893,366		HCA, Inc. — TL B5, 3.174%, 03/31/17	33,891,027	0.6
11,200,000		HCA, Inc., 6.500%–8.000%, 10/01/18–02/15/20	12,472,875	0.2
86,717,363		Other Securities	86,951,370	1.5
			192,945,467	3.4

		Energy: 4.2%
1,935,000		Canadian Natural Resources Ltd., 1.750%, 01/15/18	1,883,233	0.0
31,675,000		Concho Resources, Inc./Midland TX, 6.500%–7.000%, 01/15/21–01/15/22	31,143,875	0.6
19,900,000		Concho Resources, Inc., 5.500%, 10/01/22–04/01/23	18,433,500	0.3
26,014,000	#	MPLX L.P., 4.500%, 07/15/23	23,404,796	0.4
3,050,000	#	MPLX L.P., 4.875%, 12/01/24	2,752,625	0.1
20,320,000	#	MPLX L.P., 5.500%, 02/15/23	17,881,600	0.3
6,750,000	#	Range Resources Corp., 4.875%, 05/15/25	5,155,312	0.1
73,450,000		Range Resources Corp., 5.000%–5.750%, 06/01/21–03/15/23	55,855,875	0.9
10,275,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.000%, 01/15/18	9,555,750	0.2
81,070,000		Other Securities(a)	75,985,199	1.3
			242,051,765	4.2

		Financials: 1.8%
30,275,000		Crown Castle International Corp., 4.875%–5.250%, 04/15/22–01/15/23	31,786,375	0.5
3,925,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	4,150,688	0.1
69,355,000		Other Securities	69,429,212	1.2
			105,366,275	1.8

See Accompanying Notes to Financial Statements

79

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrial: 0.6%
1,250,000	#	Moog, Inc., 5.250%, 12/01/22	1,265,625	0.0
30,975,000		Other Securities	30,910,832	0.6
			32,176,457	0.6

		Technology: 1.5%
1,450,000	#	IMS Health, Inc., 6.000%, 11/01/20	1,497,125	0.0
3,975,000	#	NXP BV / NXP Funding LLC, 3.500%, 09/15/16	3,984,938	0.1
26,138,000	#	NXP BV / NXP Funding LLC, 3.750%, 06/01/18	26,334,035	0.4
10,150,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	10,594,062	0.2
4,450,000	#	NXP BV / NXP Funding LLC, 5.750%, 03/15/23	4,605,750	0.1
5,375,000	#	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23	5,563,125	0.1
37,251,496		Other Securities	34,678,274	0.6
			87,257,309	1.5

		Utilities: 0.3%
15,791,683		Other Securities	16,244,404	0.3

		Total Corporate Bonds/Notes (Cost $1,296,295,439)	1,252,081,840	21.8

ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
2,694,638	#	DB Master Finance LLC 2015-1 A2I, 3.262%, 02/20/45	2,672,820	0.0
4,004,963	#	Wendys Funding LLC 2015-1A A2I, 3.371%, 06/15/45	3,919,101	0.1

		Total Asset-Backed Securities (Cost $6,699,600)	6,591,921	0.1

FOREIGN GOVERNMENT BONDS: 0.2%
10,634,000		Other Securities	10,627,737	0.2

		Total Foreign Government Bonds (Cost $10,599,865)	10,627,737	0.2

		Total Long-Term Investments (Cost $4,518,889,302)	4,903,881,450	85.2

SHORT-TERM INVESTMENTS: 15.1%
		Securities Lending Collateralcc: 0.4%
5,348,666		BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $5,348,842, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $5,455,639, due 06/06/16–05/04/37)	$5,348,666	0.1
5,348,666		Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $5,348,865, collateralized by various U.S. Government Agency Obligations, 0.000%–11.500%, Market Value plus accrued interest $5,455,639, due 01/15/16–04/01/51)	5,348,666	0.1
4,273,737		HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $4,273,873, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $4,359,224, due 11/15/44)	4,273,737	0.1
5,348,666		Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $5,348,859, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $5,455,639, due 01/15/16–10/20/65)	5,348,666	0.1

See Accompanying Notes to Financial Statements

80

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
2,200,761	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,200,860, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $2,246,393, due 01/15/17–02/15/42)	$2,200,761	0.0
		22,520,496	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 14.7%
845,033,173	T. Rowe Price Reserve Investment Fund, 0.225%†† (Cost $845,033,174)	845,033,174	14.7

	Total Short-Term Investments (Cost $867,553,670)	867,553,670	15.1

	Total Investments in Securities (Cost $5,386,442,972)	$5,771,435,120	100.3
	Liabilities in Excess of Other Assets	(15,834,459)	(0.3)
	Net Assets	$5,755,600,661	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)	This grouping contains securities on loan.

CAD	Canadian Dollar

EUR	EU Euro

GBP	British Pound

Cost for federal income tax purposes is $5,390,194,733.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$532,950,370
Gross Unrealized Depreciation	(151,709,983)
Net Unrealized Appreciation	$381,240,387

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$337,445,618	$29,847,625	$—	$367,293,243
Consumer Staples	221,951,650	10,209,510	—	232,161,160
Energy	55,646,853	—	—	55,646,853
Financials	720,980,420	—	—	720,980,420
Health Care	786,831,792	—	—	786,831,792
Industrials	590,358,557	7,422,119	—	597,780,676
Information Technology	553,534,045	—	—	553,534,045
Telecommunication Services	27,706,959	—	—	27,706,959
Utilities	157,099,931	—	—	157,099,931
Total Common Stock	3,451,555,825	47,479,254	—	3,499,035,079

See Accompanying Notes to Financial Statements

81

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table (continued)
Preferred Stock	$75,830,272	$59,714,601	$—	$135,544,873
Corporate Bonds/Notes	—	1,252,081,840	—	1,252,081,840
Short-Term Investments	845,033,174	22,520,496	—	867,553,670
Asset-Backed Securities	—	6,591,921	—	6,591,921
Foreign Government Bonds	—	10,627,737	—	10,627,737
Total Investments, at fair value	$4,372,419,271	$1,399,015,849	$—	$5,771,435,120
Liabilities Table
Other Financial Instruments+
Written Options	$(2,052,552)	$(17,837,408)	$—	$(19,889,960)
Total Liabilities	$(2,052,552)	$(17,837,408)	$—	$(19,889,960)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2015, the following exchange-traded written options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
Apple, Inc.	130.00	01/20/17	594	$440,740	$(198,990)
Apple, Inc.	135.00	01/20/17	594	358,175	(148,500)
Apple, Inc.	140.00	01/20/17	594	290,461	(111,078)
Visa Inc. — Class A	70.00	01/15/16	1,344	442,859	(1,137,024)
Visa Inc. — Class A	75.00	01/15/16	1,344	247,588	(456,960)
				$1,779,823	$(2,052,552)

At December 31, 2015, the following over-the-counter written options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Securities
1,088	Citigroup, Inc.	Altria Group, Inc.	55.000	USD	01/15/16	$151,862	$(387,328)
900	Bank of America	American Tower Corp.	105.000	USD	01/15/16	283,709	(4,500)
1,071	Bank of America	American Tower Corp.	110.000	USD	01/15/16	213,050	(5,355)
556	Citigroup, Inc.	American Tower Corp.	115.000	USD	01/15/16	149,214	(2,780)
15	Citigroup, Inc.	Anthem, Inc.	155.000	USD	01/15/16	6,045	(210)
15	Citigroup, Inc.	Anthem, Inc.	160.000	USD	01/15/16	3,780	(75)
1,188	Citigroup, Inc.	Apple, Inc.	130.000	USD	01/20/17	785,496	(397,980)
1,188	Citigroup, Inc.	Apple, Inc.	135.000	USD	01/20/17	639,966	(297,000)
1,188	Citigroup, Inc.	Apple, Inc.	140.000	USD	01/20/17	510,736	(222,156)
3,297	Deutsche Bank AG	Bank of New York Mellon Corp.	45.000	USD	01/20/17	1,081,416	(844,032)
3,298	Deutsche Bank AG	Bank of New York Mellon Corp.	47.000	USD	01/20/17	798,116	(540,872)
117	Citigroup, Inc.	Boeing Co.	140.000	USD	01/15/16	54,021	(69,030)
467	Deutsche Bank AG	Boeing Co.	160.000	USD	01/20/17	349,214	(273,195)
468	Deutsche Bank AG	Boeing Co.	165.000	USD	01/20/17	275,733	(210,600)
468	Deutsche Bank AG	Boeing Co.	170.000	USD	01/20/17	213,907	(161,460)
4,703	Citigroup, Inc.	Comcast Corp.— Class A	62.500	USD	01/20/17	1,587,692	(1,288,622)
4,703	Citigroup, Inc.	Comcast Corp. — Class A	65.000	USD	01/20/17	1,198,318	(1,011,145)
1,401	Citigroup, Inc.	CVS Health Corp.	110.000	USD	01/15/16	338,944	(1,401)
419	Morgan Stanley	CVS Health Corp.	115.000	USD	01/15/16	115,405	(419)
418	Morgan Stanley	CVS Health Corp.	120.000	USD	01/15/16	56,915	(418)
1,058	Morgan Stanley	CVS Health Corp.	90.000	USD	01/15/16	267,494	(907,764)
1,058	Morgan Stanley	CVS Health Corp.	95.000	USD	01/15/16	161,853	(375,590)
502	Deutsche Bank AG	Danaher Corp.	105.000	USD	01/20/17	236,944	(170,680)
502	Deutsche Bank AG	Danaher Corp.	110.000	USD	01/20/17	156,624	(102,408)

See Accompanying Notes to Financial Statements

82

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
502	Deutsche Bank AG	Danaher Corp.	115.000	USD	01/20/17	$95,380	$(67,770)
334	Citigroup, Inc.	Duke Energy Corp.	70.000	USD	01/20/17	99,198	(160,320)
2,645	Morgan Stanley	Lowe’s Companies Inc.	60.000	USD	01/15/16	520,589	(4,443,600)
914	Morgan Stanley	Lowe’s Companies Inc.	75.000	USD	01/15/16	112,459	(180,972)
2,681	Deutsche Bank AG	Microsoft Corp.	62.500	USD	01/20/17	568,372	(643,440)
2,681	Deutsche Bank AG	Microsoft Corp.	65.000	USD	01/20/17	415,555	(495,985)
1,489	Citigroup, Inc.	Mondelez International, Inc.	45.000	USD	01/15/16	126,997	(126,565)
1,562	Morgan Stanley	PepsiCo Inc.	100.000	USD	01/15/16	392,174	(242,110)
909	Morgan Stanley	PepsiCo Inc.	105.000	USD	01/15/16	186,227	(3,636)
1,492	Morgan Stanley	PepsiCo Inc.	110.000	USD	01/15/16	248,903	(1,492)
1,094	Citigroup, Inc.	Thermo Fisher Scientific Inc.	150.000	USD	01/15/16	372,483	(18,598)
349	Deutsche Bank AG	Thermo Fisher Scientific Inc.	160.000	USD	01/20/17	150,419	(212,890)
350	Deutsche Bank AG	Thermo Fisher Scientific Inc.	165.000	USD	01/20/17	113,575	(169,750)
349	Deutsche Bank AG	Thermo Fisher Scientific Inc.	170.000	USD	01/20/17	81,317	(141,345)
431	Bank of America	United Health Group Inc.	120.000	USD	01/15/16	154,199	(49,565)
831	Citigroup, Inc.	United Health Group Inc.	100.000	USD	01/15/16	384,708	(1,578,900)
830	Citigroup, Inc.	United Health Group Inc.	105.000	USD	01/15/16	263,029	(1,137,100)
254	Deutsche Bank AG	United Health Group Inc.	140.000	USD	01/20/17	95,123	(102,870)
253	Deutsche Bank AG	United Health Group Inc.	145.000	USD	01/20/17	74,002	(75,900)
2,087	Citigroup, Inc.	Visa, Inc. — Class A	75.000	USD	01/15/16	402,666	(709,580)
			Total Written OTC Options			$14,493,829	$(17,837,408)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$19,889,960
Total Liability Derivatives		$19,889,960

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Written options	Total
Equity contracts	$—	$18,160,920	$9,625,916	$27,786,836
Foreign exchange contracts	1,603,920	—	—	1,603,920
Total	$1,603,920	$18,160,920	$9,625,916	$29,390,756

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Written options	Total
Equity contracts	$—	$(2,727,784)	$17,695,529	$14,967,745
Foreign exchange contracts	(73,643)	—	—	(73,643)
Total	$(73,643)	$(2,727,784)	$17,695,529	$14,894,102

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

83

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:

	Bank of America	Citigroup, Inc.	Deutsche Bank AG	Morgan Stanley	Totals
Liabilities:
Written options	$59,420	$7,408,790	$4,213,197	$6,156,001	$17,837,408
Total Liabilities	$59,420	$7,408,790	$4,213,197	$6,156,001	$17,837,408
Net OTC derivative instruments by counterparty, at fair value	$(59,420)	$(7,408,790)	$(4,213,197)	$(6,156,001)	(17,837,408)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(59,420)	$(7,408,790)	$(4,213,197)	$(6,156,001)	$(17,837,408)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

84

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.0%
		Consumer Discretionary: 10.0%
172,100		Carnival Corp.	$9,376,008	0.9
210,400	L	Kohl’s Corp.	10,021,352	1.0
509,700	L	Mattel, Inc.	13,848,549	1.4
257,900		Twenty-First Century Fox, Inc. — Class A	7,004,564	0.7
181,700		Twenty-First Century Fox, Inc. Class B	4,947,691	0.5
1,754,875		Other Securities	55,769,701	5.5
			100,967,865	10.0

		Consumer Staples: 3.8%
291,800		Archer-Daniels-Midland Co.	10,703,224	1.1
103,900		PepsiCo, Inc.	10,381,688	1.0
685,300		Other Securities	17,294,911	1.7
			38,379,823	3.8

		Energy: 10.8%
341,000		Apache Corp.	15,164,270	1.5
156,990		Chevron Corp.	14,122,820	1.4
306,124		Exxon Mobil Corp.	23,862,366	2.3
224,000		Hess Corp.	10,859,520	1.1
303,200		Royal Dutch Shell PLC — Class A ADR	13,883,528	1.4
1,005,100		Other Securities(a)	30,947,699	3.1
			108,840,203	10.8

		Financials: 25.0%
181,900		American Express Co.	12,651,145	1.2
1,061,419		Bank of America Corp.	17,863,682	1.8
219,400		Bank of New York Mellon Corp.	9,043,668	0.9
227,300		Citigroup, Inc.	11,762,775	1.2
521,544		JPMorgan Chase & Co.	34,437,550	3.4
332,700		Loews Corp.	12,775,680	1.3
248,500		Marsh & McLennan Cos., Inc.	13,779,325	1.3
345,700		Metlife, Inc.	16,666,197	1.6
437,000		Morgan Stanley	13,900,970	1.4
195,400		Northern Trust Corp.	14,086,386	1.4
157,000		State Street Corp.	10,418,520	1.0
244,300		Wells Fargo & Co.	13,280,148	1.3
294,451		Weyerhaeuser Co.	8,827,641	0.9
2,731,608		Other Securities	63,434,910	6.3
			252,928,597	25.0

		Health Care: 9.6%
79,064		Anthem, Inc.	11,024,684	1.1
206,700		Bristol-Myers Squibb Co.	14,218,893	1.4
212,500		Johnson & Johnson	21,828,000	2.2

COMMON STOCK: (continued)
		Health Care: (continued)
253,000		Merck & Co., Inc.	$13,363,460	1.3
655,276		Pfizer, Inc.	21,152,309	2.1
418,083		Other Securities	14,970,480	1.5
			96,557,826	9.6

		Industrials: 12.7%
142,600		Boeing Co.	20,618,534	2.0
119,400		Deere & Co.	9,106,638	0.9
240,600		Emerson Electric Co.	11,507,898	1.1
1,134,300		General Electric Co.	35,333,445	3.5
126,300		Illinois Tool Works, Inc.	11,705,484	1.2
110,700		United Parcel Service, Inc. — Class B	10,652,661	1.1
569,781		Other Securities(a)	29,622,804	2.9
			128,547,464	12.7

		Information Technology: 10.7%
696,700		Applied Materials, Inc.	13,007,389	1.3
440,100		Cisco Systems, Inc.	11,950,916	1.2
145,700		Harris Corp.	12,661,330	1.2
417,000		Microsoft Corp.	23,135,160	2.3
238,200		Qualcomm, Inc.	11,906,427	1.2
186,400		Texas Instruments, Inc.	10,216,584	1.0
666,500		Other Securities	24,866,615	2.5
			107,744,421	10.7

		Materials: 4.6%
217,300		Du Pont E I de Nemours & Co.	14,472,180	1.4
300,293		International Paper Co.	11,321,046	1.1
240,300		Nucor Corp.	9,684,090	1.0
98,200		Vulcan Materials Co.	9,326,054	0.9
37,042		Other Securities	1,689,856	0.2
			46,493,226	4.6

		Telecommunication Services: 3.1%
347,258		Verizon Communications, Inc.	16,050,265	1.6
1,571,621		Other Securities	15,479,373	1.5
			31,529,638	3.1

		Utilities: 7.7%
178,700		Entergy Corp.	12,215,932	1.2
377,000		FirstEnergy Corp.	11,962,210	1.2
507,800		NiSource, Inc.	9,907,178	1.0
183,000		PG&E Corp.	9,733,770	0.9
305,500		Xcel Energy, Inc.	10,970,505	1.1
1,151,372		Other Securities	23,411,537	2.3
			78,201,132	7.7

		Total Common Stock (Cost $820,489,649)	990,190,195	98.0

See Accompanying Notes to Financial Statements

85

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 0.0%
		Consumer, Non-cyclical: 0.0%
440,000	#	VRX Escrow Corp., 5.875%, 05/15/23	$394,900	0.0

		Total Corporate Bonds/Notes (Cost $361,113)	394,900	0.0

		Total Long-Term Investments (Cost $820,850,762)	990,585,095	98.0

SHORT-TERM INVESTMENTS: 1.8%
		Securities Lending Collateralcc: 0.4%
1,000,000		BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $1,000,033, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,020,000, due 06/06/16–05/04/37)	1,000,000	0.1
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,000,037, collateralized by various U.S. Government Agency Obligations, 0.000%–11.500%, Market Value plus accrued interest $1,020,000, due 01/15/16–04/01/51)	1,000,000	0.1
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,000,034, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $1,020,000, due 11/15/42–02/20/45)	1,000,000	0.1
1,000,000		Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,000,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,020,000, due 01/15/16–10/20/65)	1,000,000	0.1

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: (continued)
204,920		Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $204,927, collateralized by various U.S. Government Securities, 0.074%–3.250%, Market Value plus accrued interest $209,019, due 07/31/16–11/15/23)	$204,920	0.0
			4,204,920	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
13,946,737	T. Rowe Price Reserve Investment Fund, 0.225%†† (Cost $13,946,737)	13,946,737	1.4

	Total Short-Term Investments (Cost $18,151,657)	18,151,657	1.8

	Total Investments in Securities (Cost $839,002,419)	$1,008,736,752	99.8
	Assets in Excess of Other Liabilities	1,932,440	0.2
	Net Assets	$1,010,669,192	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $850,182,119.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$228,408,595
Gross Unrealized Depreciation	(69,853,962)
Net Unrealized Appreciation	$158,554,633

See Accompanying Notes to Financial Statements

86

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$100,967,865	$—	$—	$100,967,865
Consumer Staples	38,379,823	—	—	38,379,823
Energy	108,840,203	—	—	108,840,203
Financials	246,156,469	6,772,128	—	252,928,597
Health Care	89,531,994	7,025,832	—	96,557,826
Industrials	128,547,464	—	—	128,547,464
Information Technology	107,744,421	—	—	107,744,421
Materials	46,493,226	—	—	46,493,226
Telecommunication Services	23,885,740	7,643,898	—	31,529,638
Utilities	78,201,132	—	—	78,201,132
Total Common Stock	968,748,337	21,441,858	—	990,190,195
Corporate Bonds/Notes	—	394,900	—	394,900
Short-Term Investments	13,946,737	4,204,920	—	18,151,657
Total Investments, at fair value	$982,695,074	$26,041,678	$—	$1,008,736,752

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

87

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.1%
		Australia: 2.9%
1,416,547		Other Securities	$6,573,086	2.9

		Brazil: 0.9%
341,500		Other Securities	1,990,367	0.9

		Canada: 3.3%
92,400		Canadian Natural Resources Ltd.	2,018,015	0.9
15,700		Canadian Pacific Railway Ltd.	2,005,248	0.9
57,100		Toronto-Dominion Bank	2,238,277	1.0
11,416		Other Securities	1,159,703	0.5
			7,421,243	3.3

		China: 5.4%
730,000		China Overseas Land & Investment Ltd.	2,541,395	1.1
148,300		Tencent Holdings Ltd.	2,903,712	1.3
884,321		Other Securities(a)	6,809,178	3.0
			12,254,285	5.4

		Denmark: 0.7%
85,959		Other Securities	1,560,023	0.7

		France: 3.5%
46,163		BNP Paribas	2,611,793	1.2
43,664		Schneider Electric SE	2,480,301	1.1
18,623		Other Securities	2,828,636	1.2
			7,920,730	3.5

		Germany: 4.2%
16,592		Bayer AG	2,072,192	0.9
37,275		Fresenius SE & Co. KGaA	2,655,196	1.2
13,581	#, @	Scout24 AG	481,467	0.2
65,929		Other Securities(a)	4,318,953	1.9
			9,527,808	4.2

		Hong Kong: 4.9%
804,600		AIA Group Ltd.	4,807,552	2.1
232,740		CK Hutchison Holdings Ltd.	3,128,474	1.4
45,500		Jardine Matheson Holdings Ltd.	2,203,453	1.0
161,740		Other Securities	1,046,294	0.4
			11,185,773	4.9

		India: 5.0%
141,164		Housing Development Finance Corp.	2,684,917	1.2
63,359		Tata Consultancy Services Ltd.	2,329,303	1.0
1,612,374		Other Securities	6,267,689	2.8
			11,281,909	5.0

		Indonesia: 1.4%
6,392,500		Other Securities	3,204,599	1.4

		Ireland: 0.6%
101,347		Other Securities	1,277,774	0.6

COMMON STOCK: (continued)
		Italy: 1.1%
252,288		Other Securities	$2,404,733	1.1

		Japan: 14.3%
205,500		Astellas Pharma, Inc.	2,925,450	1.3
89,100		Japan Tobacco, Inc.	3,271,197	1.5
211,000		Mitsubishi Electric Corp.	2,214,834	1.0
87,300		Nippon Telegraph & Telephone Corp.	3,474,376	1.5
64,600		Olympus Corp.	2,543,216	1.1
250,300		Sumitomo Corp.	2,551,891	1.1
68,200		Tokio Marine Holdings, Inc.	2,634,200	1.2
497,300		Yahoo! Japan Corp.	2,021,477	0.9
365,700		Other Securities	10,565,735	4.7
			32,202,376	14.3

		Malaysia: 0.5%
1,658,200		Other Securities	1,062,750	0.5

		Mexico: 0.7%
180,600		Other Securities(a)	1,565,802	0.7

		Netherlands: 5.2%
24,017		ASML Holding NV	2,133,958	1.0
42,946		Airbus Group SE	2,894,034	1.3
25,200	@	NXP Semiconductor NV — NXPI — US	2,123,100	0.9
270,836		Other Securities	4,506,116	2.0
			11,657,208	5.2

		Russia: 0.5%
128,666		Other Securities	1,136,147	0.5

		South Africa: 0.4%
44,754		Other Securities	893,499	0.4

		South Korea: 1.8%
2,796		LG Household & Health Care Ltd.	2,482,800	1.1
2,676		Other Securities	1,492,243	0.7
			3,975,043	1.8

		Spain: 2.6%
54,173		Amadeus IT Holding S.A.	2,387,669	1.0
64,600		Grifols SA ADR	2,093,040	0.9
204,763		Other Securities	1,496,167	0.7
			5,976,876	2.6

		Sweden: 4.4%
113,812		Assa Abloy AB	2,382,393	1.1
75,713		Hexagon AB	2,800,839	1.2
87,480		Svenska Cellulosa AB SCA	2,535,180	1.1
173,902		Svenska Handelsbanken AB	2,309,677	1.0
			10,028,089	4.4

		Switzerland: 7.5%
103,023		Credit Suisse Group AG	2,219,318	1.0
46,533		Nestle S.A.	3,454,389	1.5

See Accompanying Notes to Financial Statements

88

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Switzerland: (continued)
35,787		Novartis AG	$3,078,372	1.4
9,326		Roche Holding AG	2,584,313	1.1
135,562		Other Securities	5,716,975	2.5
			17,053,367	7.5

		Taiwan: 1.5%
809,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,490,221	1.5

		Thailand: 0.4%
735,500		Other Securities	798,684	0.4

		Turkey: 0.6%
513,398		Other Securities	1,250,739	0.6

		United Arab Emirates: 1.0%
113,011		DP World Ltd.	2,292,411	1.0

		United Kingdom: 16.2%
396,569		Aviva PLC	3,010,165	1.3
138,018		Sky PLC	2,262,508	1.0
216,744		Capita Group PLC	3,856,443	1.7
123,350		Compass Group PLC	2,137,449	1.0
112,581		Experian PLC	1,989,814	0.9
1,880,164		Lloyds Banking Group Plc	2,023,059	0.9
440,135		Royal Bank of Scotland Group PLC	1,956,439	0.9
36,192		Shire PLC	2,483,054	1.1
717,115		Vodafone Group PLC	2,325,451	1.0
128,876		WPP PLC	2,964,395	1.3
11,362,055		Other Securities	11,581,687	5.1
			36,590,464	16.2

		United States: 5.6%
26,800	@	Liberty Global PLC — Class A	1,135,248	0.5
53,700	@	Liberty Global PLC — Class C	2,189,349	1.0
3,480	@	Priceline.com, Inc.	4,436,826	1.9
442,686		Other Securities	4,972,527	2.2
			12,733,950	5.6

		Total Common Stock (Cost $213,933,123)	219,309,956	97.1

PREFERRED STOCK: 0.7%
		Brazil: 0.6%
199,076		Other Securities	1,324,909	0.6

		United States: 0.1%
30,487		Other Securities	295,704	0.1

		Total Preferred Stock (Cost $2,962,437)	1,620,613	0.7

		Total Long-Term Investments (Cost $216,895,560)	220,930,569	97.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 1.2%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,000,037, collateralized by various U.S. Government Agency Obligations, 0.000%–11.500%, Market Value plus accrued interest $1,020,000, due 01/15/16–04/01/51)	$1,000,000	0.4
555,825	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $555,843, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $566,943, due 11/15/44)	555,825	0.3
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,000,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,020,000, due 01/15/16–10/20/65)	1,000,000	0.5
		2,555,825	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
2,538,559	T. Rowe Price Reserve Investment Fund, 0.225%†† (Cost $2,538,559)	2,538,559	1.1

	Total Short-Term Investments (Cost $5,094,384)	5,094,384	2.3

	Total Investments in Securities (Cost $221,989,944)	$226,024,953	100.1
	Liabilities in Excess of Other Assets	(172,071)	(0.1)
	Net Assets	$225,852,882	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2015.

See Accompanying Notes to Financial Statements

89

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $224,449,997.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,913,479
Gross Unrealized Depreciation	(21,338,523)
Net Unrealized Appreciation	$1,574,956

Sector Diversification	Percentage of Net Assets
Financials	21.8%
Industrials	16.7
Consumer Discretionary	13.6
Information Technology	12.0
Health Care	11.6
Consumer Staples	9.2
Telecommunication Services	5.1
Materials	3.8
Energy	2.6
Utilities	1.4
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$6,573,086	$—	$6,573,086
Brazil	1,990,367	—	—	1,990,367
Canada	7,421,243	—	—	7,421,243
China	5,552,712	6,701,573	—	12,254,285
Denmark	—	1,560,023	—	1,560,023
France	—	7,920,730	—	7,920,730
Germany	—	9,527,808	—	9,527,808
Hong Kong	—	11,185,773	—	11,185,773
India	—	11,281,909	—	11,281,909
Indonesia	—	3,204,599	—	3,204,599
Ireland	—	1,277,774	—	1,277,774
Italy	1,471,430	933,303	—	2,404,733
Japan	—	32,202,376	—	32,202,376
Malaysia	—	1,062,750	—	1,062,750
Mexico	1,565,802	—	—	1,565,802
Netherlands	3,125,005	8,532,203	—	11,657,208
Russia	679,179	456,968	—	1,136,147
South Africa	—	893,499	—	893,499
South Korea	—	3,975,043	—	3,975,043
Spain	2,093,040	3,883,836	—	5,976,876
Sweden	—	10,028,089	—	10,028,089
Switzerland	—	17,053,367	—	17,053,367
Taiwan	—	3,490,221	—	3,490,221
Thailand	—	798,684	—	798,684
Turkey	—	1,250,739	—	1,250,739
United Arab Emirates	—	2,292,411	—	2,292,411
United Kingdom	943,205	35,647,259	—	36,590,464
United States	10,465,578	2,268,372	—	12,733,950
Total Common Stock	35,307,561	184,002,395	—	219,309,956
Preferred Stock	1,324,909	—	295,704	1,620,613
Short-Term Investments	2,538,559	2,555,825	—	5,094,384
Total Investments, at fair value	$39,171,029	$186,558,220	$295,704	$226,024,953

(1)	For the year ended December 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2015, securities valued at $10,163,516 were transferred from Level 1 to Level 2 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

90

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments by primary risk expsoure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(83)
Total	$(83)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$85
Total	$85

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

91

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Liquid Assets Portfolio
Class I	NII	$0.0000	*
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.0001
All Classes	LTCG	$0.0000	*
VY® Clarion Global Real Estate Portfolio
Class ADV	NII	$0.3335
Class I	NII	$0.3976
Class S	NII	$0.3649
Class S2	NII	$0.3358
VY® FMR® Diversified Mid Cap Portfolio
Class ADV	NII	$—
Class I	NII	$0.0664
Class S	NII	$0.0260
Class S2	NII	$0.0045
All Classes	STCG	$0.9944
All Classes	LTCG	$2.3013
VY® Invesco Growth and Income Portfolio
Class ADV	NII	$0.9302
Class I	NII	$1.1223
Class S	NII	$1.0329
Class S2	NII	$0.9760
All Classes	STCG	$0.1578
All Classes	LTCG	$4.2408
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.1352
Class I	NII	$0.2478
Class S	NII	$0.1957
Class S2	NII	$0.1636
All Classes	LTCG	$1.0780
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.2849
Class S	NII	$0.3325
Class S2	NII	$0.3032
All Classes	STCG	$0.0419
All Classes	LTCG	$1.9697
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.2778
Class I	NII	$0.4123
Class S	NII	$0.3454
Class S2	NII	$0.3035
All Classes	STCG	$0.8930
All Classes	LTCG	$2.9587
VY® T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.2556
Class I	NII	$0.3456
Class S	NII	$0.3062
Class S2	NII	$0.2878
All Classes	STCG	$0.0143
All Classes	LTCG	$1.9445
VY® T. Rowe Price International Stock Portfolio
Class ADV	NII	$0.0812
Class I	NII	$0.1492
Class S	NII	$0.1192

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

*    Amount rounds to $0.0000.

Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® Clarion Global Real Estate Portfolio	0.36%
VY® FMR® Diversified Mid Cap Portfolio	19.20%
VY® Invesco Growth and Income Portfolio	46.66%
VY® Morgan Stanley Global Franchise Portfolio	40.25%
VY® T. Rowe Price Capital Appreciation Portfolio	20.81%
VY® T. Rowe Price Equity Income Portfolio	100.00%
VY® T. Rowe Price International Stock Portfolio	3.57%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Liquid Assets Portfolio	$6,265
VY® FMR® Diversified Mid Cap Portfolio	$127,249,607
VY® Invesco Growth and Income Portfolio	$76,047,884
VY® JPMorgan Emerging Markets Equity Portfolio	$36,951,693
VY® Morgan Stanley Global Franchise Portfolio	$47,361,572
VY® T. Rowe Price Capital Appreciation Portfolio	$567,192,048
VY® T. Rowe Price Equity Income Portfolio	$151,906,126

92

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2015. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® JPMorgan Emerging Markets Equity Portfolio	$877,659	$0.0251	89.95%
VY® T. Rowe Price International Stock Portfolio	$172,251	$0.0097	84.60%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

93

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (35 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007–Present	Retired.	151	First Marblehead Corporation (September 2003–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 1994–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

94

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC
(March 2006–Present); and
Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Trustee of the Board.

95

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005– Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012–Present
Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present); and Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

96

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995 Present) and Voya Investments, LLC (August 1997 Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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Investment Advisers
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT1AISS2 (1215-022216)

Annual Report
December 31, 2015
Classes ADV, I, R6, S and S2
Voya Investors Trust
■
Voya High Yield Portfolio

■
Voya Large Cap Growth Portfolio

■
Voya Large Cap Value Portfolio

■
Voya Limited Maturity Bond Portfolio

■
Voya Multi-Manager Large Cap Core Portfolio

■
Voya U.S. Stock Index Portfolio

■
VY® Clarion Real Estate Portfolio

■
VY® Franklin Income Portfolio

■
VY® JPMorgan Small Cap Core Equity Portfolio

■
VY® Templeton Global Growth Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Fed action — global reaction
Dear Shareholder,
One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25% – 0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.
Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.
Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
January 12, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)
U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25% – 0.50%.
Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.
In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.
International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Voya High Yield Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)

Corporate Bonds/Notes	96.5%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Rick Cumberledge, CFA, Matthew Toms, CFA, and Randall Parrish, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return -2.01% compared to the Barclays High Yield Bond — 2% Issuer Constrained Composite Index, which returned -4.43% for the same period.
Portfolio Specifics: Our negative outlook for oil and other commodity prices led us to underweight the energy and metals and mining sectors, which was the largest contributor to outperformance. Away from commodities, performance benefited from security selection in media and entertainment (television broadcasters in the portfolio such as Media General, Inc., Gray Media Group and Sinclair Broadcast Group, Inc. outperformed radio broadcasters we avoided such as iHeartMedia, Inc. and Cumulus Media) and health care (where stable business profiles such as Hill-Rom Holdings, Inc., TeleFlex Incorporated and Hospital Corporation of America supported bond prices). Our underweight to financials, which tend to be higher rated, detracted from performance. Other negatives included smaller, highly leveraged industrials such as Gardner Denver, Inc. and Gates Global, Inc.
Current Strategy and Outlook: Our view of high yield credit quality has become somewhat more clouded in recent months as fundamental weakness has spread from commodity sectors to industrials (weak capital spending and a strong U.S. Dollar), select retailers (a still-cautious U.S. consumer), and a range of companies with over-leveraged balance sheets (who need higher nominal growth). The key question is the durability of the U.S. recovery and whether economic growth will be sufficient to support corporate earnings growth. Our base case is that the recovery continues and spreads (above T+6.00%
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Emdeon, Inc., 11.000%, 12/31/19	0.6%
HCA, Inc., 7.500%, 02/15/22	0.6%
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.500%, 05/15/21	0.6%
Sprint Nextel Corp., 6.000%, 11/15/22	0.6%
Numericable Group SA, 6.250%, 05/15/24	0.5%
Neptune Finco Corp., 10.875%, 10/15/25	0.5%
TEGNA, Inc., 5.500%, 09/15/24	0.5%
Acadia Healthcare Co., Inc., 5.125%, 07/01/22	0.5%
Immucor, Inc., 11.125%, 08/15/19	0.5%
Hot Topic, Inc., 9.250%, 06/15/21	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
outside energy and commodities) are attractive, but the risks to this view have clearly increased — including risks outside the U.S. economy and markets. Given the uncertainty, we expect volatility to continue until markets gain clarity on some of these macro issues.
We believe the Portfolio is well positioned for the environment described above. In keeping with our base case of U.S. economic recovery, we maintain our slight U.S. consumer-focused cyclical bias and an overweight to single-B profile credits (underweight securities rated BB and what we view as the most at-risk securities of those rated CCC and below). We remain underweight energy and commodities; the sectors we are overweight include those that we believe benefit from increased consumer discretionary income, such as retailers and media and entertainment, and more defensive sectors such as health care and packaging.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya High Yield Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV May 22, 2006	Since Inception of Class S2 December 29, 2006
Class ADV	-2.35%	4.14%	—	5.92%	—
Class I	-1.86%	4.77%	6.59%	—	—
Class S	-2.01%	4.51%	6.33%	—	—
Class S2	-2.15%	4.37%	—	—	5.90%
Barclays High Yield Bond - 2% Issuer Constrained Composite Index	-4.43%	5.03%	6.95%	6.91%	6.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to February 5, 2014, the Portfolio was advised by a different sub-adviser.

Voya Large Cap Growth Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Information Technology	28.4%
Consumer Discretionary	23.2%
Health Care	17.2%
Industrials	10.8%
Consumer Staples	10.4%
Financials	5.5%
Materials	3.3%
Energy	1.0%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Growth Portfolio (the ‘‘Portfolio’’) seeks long-term capital growth. The Portfolio is managed by Christopher F. Corapi, Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares, provided a total return of 6.11% compared to the Russell 1000® Growth Index, which returned 5.67% for the same period.
Portfolio Specifics: The Portfolio outperformed its benchmark during the reporting period. The most significant contributors for the period included security selection in the information technology and consumer discretionary sectors. Security selection in the health care and materials sectors detracted the most from results during the year.
Amazon.com, Inc., Electronic Arts Inc. and Alphabet, Inc. Class A (previously Google, Inc.) were the biggest contributors to performance during the period.
Our overweight position in online retailer Amazon.com, Inc. contributed to performance. Its shares reacted positively as the company reported several consecutive quarters of better than expected earnings. Investors were pleased to see significant growth in Amazon.com, Inc.’s cloud computing segment, Amazon Web Service, as well as a strong demand for the company’s Amazon Prime delivery service. The company also disclosed an upbeat third quarter forecast and highlighted the international progression of Amazon Prime that, in addition to Amazon Web Service, is expected to be a key driver of future growth. The stock continued to perform well toward the end of the year amidst positive data on holiday sales leading up to Black Friday/Cyber Monday.
Our overweight position in interactive entertainment company Electronic Arts Inc. contributed to performance. The stock performed well throughout the period following strong earnings reports. In addition to delivering better than expected results, the company increased guidance for fiscal year 2016 based on a strong product line-up in calendar year 2015. Its shares reacted favorably following the video game industry’s annual trade show, E3, where Star Wars: Battlefront, one of the company’s highly anticipated games, was well received by attendees and built on investor’s confidence.
Our overweight position in technology company Alphabet, Inc. Class A contributed to performance. Its shares reacted positively to news that the company would reorganize into two main segments — the “core” businesses, such as Google search and YouTube, and emerging businesses,
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Apple, Inc.	6.3%
Alphabet, Inc. - Class A	5.1%
Amazon.com, Inc.	4.4%
Home Depot, Inc.	3.9%
Visa, Inc. - Class A	3.3%
PepsiCo, Inc.	2.9%
Microsoft Corp.	2.8%
McDonald’s Corp.	2.7%
Nike, Inc.	2.5%
Comcast Corp. – Class A	2.3%
Portfolio holdings are subject to change daily.
such as Nest. Investors expect the reorganization to result in greater transparency around the health of the core business and insight into longer-term areas of potential growth for the company. Alphabet, Inc. Class A subsequently reported slightly better than expected results and announced plans to buy back 1% of its shares. Although a modest share repurchase program, the company’s nod toward capital discipline was very well received by the market.
Alphabet, Inc. Class C, DISH Network Corp. and Eastman Chemical Company were among the most significant detractors for the period.
Our underweight position in technology company Alphabet, Inc. Class C detracted from performance. Shares reacted positively to news that the company would reorganize into two main segments — the “core” businesses, such as Google search and YouTube, and emerging businesses, such as Nest. As mentioned, the company subsequently reported slightly better than expected results and announced plans to buy back 1% of shares. Although a modest share repurchase program, the company’s nod toward capital discipline was very well received by the market.
Our overweight position in pay-TV company DISH Network Corp. detracted from performance. The shares were negatively impacted by investor frustration at the lack of news regarding the company’s spectrum monetization intentions, compounded by the broader market’s increasing distaste for leveraged balance sheets.
Our overweight position in specialty chemicals producer Eastman Chemical Company detracted from performance. While the company has benefited in recent years due to their propane hedges, the large and sudden decline in oil prices has caused those hedges to become unfavorable, leading to margin pressure in the company’s legacy propylene derivative segments. In addition to the propane hedges, we believe the company will continue to feel pressure from weakness in their acetate tow business and foreign exchange headwinds due to the strong U.S. dollar.
Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see continued modestly improving economic conditions, consensus expectations are that the U.S. Federal Reserve Board (“Fed”) will continue to raise the federal funds rate in 2016. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. It is our opinion that the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Large Cap Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class R6 November 24, 2015
Class ADV	5.72%	13.26%	—	10.25%	—
Class I	6.38%	13.88%	10.44%	—	—
Class R6	—	—	—	—	-1.34%
Class S	6.11%	13.61%	10.15%	—	—
Class S2	5.90%	13.44%	9.99%	—	—
Russell 1000® Growth Index	5.67%	13.53%	8.53%	8.47%	-1.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to June 11, 2010, the Portfolio was advised by a different sub-adviser.

Voya Large Cap Value Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	28.2%
Information Technology	12.3%
Health Care	11.7%
Energy	11.7%
Industrials	8.8%
Consumer Staples	7.3%
Consumer Discretionary	6.5%
Utilities	6.1%
Materials	2.8%
Telecommunication Services	2.5%
Communications**	0.0%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.05%.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, James Dorment, CFA, and Kristy Finnegan, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -4.66% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned -3.83% for the same period.
Portfolio Specifics: The Portfolio underperformed the Index during the reporting period. Unfavorable sector allocation detracted from performance. On the sector level, the Portfolio’s underweight allocation to the financials sector, combined with weak security selection within the sector, detracted the most from performance for the period. Unfavorable stock selection within the consumer discretionary was also a drag on performance. While the Portfolio’s allocation to the energy sector during the year detracted from results on balance, favorable stock selection within the sector had an overall positive effect on performance. Moreover, strong security selection within the consumer staples and information technology sectors contributed to results.
Among the main detractors for the period were Viacom, Inc. and Plains GP Holdings LP.
Owning non-benchmark company Viacom Inc., a global entertainment content company, detracted from performance for the period. Shares of Viacom were negatively impacted by the significant move in the media sector following Disney’s reduced guidance for fiscal 2016, as investors factored in a more severe decline in Pay TV cord-cutters. While Viacom reported third quarter 2015 results only
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Wells Fargo & Co.	4.4%
General Electric Co.	3.7%
JPMorgan Chase & Co.	3.5%
Microsoft Corp.	3.4%
Pfizer, Inc.	3.0%
Cisco Systems, Inc.	2.9%
Intel Corp.	2.8%
Merck & Co., Inc.	2.7%
AT&T, Inc.	2.5%
Citigroup, Inc.	2.5%
Portfolio holdings are subject to change daily.
modestly below expectations, it further fueled investor concerns about the secular challenge facing traditional media.
Within the energy sector, an overweight position in Plains GP Holdings LP detracted from performance. While the company reported quarterly results in line with expectations, 2016 guidance was lowered as management maintains its negative near-term fundamental outlook for the crude oil market.
On an individual security level basis, key contributors for the period were Kraft Heinz Company and not owning Kinder Morgan, Inc.
Within the consumer staples sector, our overweight position in Kraft Heinz Company contributed to performance. In March 2015, Kraft Foods Group signed a definitive merger agreement with H.J. Heinz Co. in an equity-based deal, whereas Kraft Foods Group shareholders received a special dividend of  $16.50 and 49% stake in the new company, Kraft Heinz Company. The strength in Kraft Heinz Company’s share price reflects the special dividend, expected accretion from cost synergies, the potential for future accretive acquisitions enabled by a modestly levered balance sheet and the benefit of a best-in-class operator, 3G, at the helm.
Within the energy sector, not owning benchmark company Kinder Morgan, Inc., contributed to performance. Shares of Kinder Morgan, Inc. underperformed on expectations of U.S. production declines negatively impacting the company’s business outlook. Furthermore, the decline in share price created growth financing concerns, which put additional pressure on the stock.
Current Strategy and Outlook: We continue to see attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

*
Effective May 1, 2015, Kristy Finnegan was added as portfolio manager of the Portfolio. Effective September 4, 2015, Robert Kloss is no longer a portfolio manager of the Portfolio. Effective December 31, 2015, James Dorment was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Large Cap Value Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Class ADV, I and S May 11, 2007	Since Inception of Class R6 November 24, 2015	Since Inception of Class S2 September 9, 2013
Class ADV	-5.06%	9.63%	3.62%	—	—
Class I	-4.46%	10.32%	4.22%	—	—
Class R6	—	—	—	-2.37%	—
Class S	-4.66%	10.05%	3.96%	—	—
Class S2	-4.82%	—	—	—	5.78%
Russell 1000® Value	-3.83%	11.27%	3.88%	-2.42%	8.30%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to January 21, 2011, the Portfolio was advised by a different sub-adviser.

Voya Limited Maturity Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)

Corporate Bonds/Notes	48.7%
U.S. Treasury Obligations	21.4%
Asset-Backed Securities	14.3%
Collateralized Mortgage Obligations	9.8%
U.S. Government Agency Obligations	1.1%
Assets in Excess of Other Liabilities*	4.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Limited Maturity Bond Portfolio (the “Portfolio”) seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of 0.55% compared to the Barclays U.S. 1-3 Year Government/Credit Bond Index, which returned 0.65% for the same period.
Portfolio Specifics: For the year, the Portfolio underperformed the Barclays U.S. 1-3 Year Government/Credit Bond Index, but outperformed before the deduction of fees and expenses, across all three bond drivers of performance: 1) sector allocation, 2) security selection and 3) duration and yield curve management. Asset allocation was the primary driver of results. Our key positioning was to stay overweight U.S.-centric assets and securities backed by commercial real estate as the housing recovery continued. Our overweights to commercial mortgage-backed securities and asset-backed securities provided the largest contribution to returns. An overweight to investment grade and underweight to U.S. Treasury also contributed to results. Additionally, treasury futures, options, interest rate swaps and CDX were utilized and in total slightly contributed to results.
The main event — at least the most anticipated — was the first increase of interest rates in nearly a decade. The U.S. Federal Reserve Board (“Fed”) announced a 0.25% rate hike in the federal funds rate following the gathering of its policy-making Federal Open Market Committee in December. The increase brought the rate target to a range between 0.25% and 0.50%. We preferred credit and securitized risk over interest rate risk. Therefore, duration of U.S. interest rates was traded around the benchmark and had a slight favorable impact to performance.
Current Strategy and Outlook: Our view is that U.S. growth is poised to stay closely tethered to a frustratingly low potential rate. We believe momentum in the household formation rate is likely to continue and is a sign of the continued resilience of the U.S. consumer.
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

United States Treasury Note, 0.875%, 11/30/17	11.9%
United States Treasury Note, 1.625%, 07/31/20	4.8%
United States Treasury Note, 1.250%, 12/15/18	3.0%
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	1.0%
United States Treasury Note, 1.750%, 12/31/20	0.9%
United States Treasury Note, 2.000%, 11/30/22	0.8%
FREMF 2012-K501 Mortgage Trust, 3.397%, 11/25/46	0.7%
Freddie Mac, 0.875%, 10/14/16	0.7%
Microsoft Corp., 1.300%, 11/03/18	0.7%
Sierra CLO II Ltd., 3.820%, 01/22/21	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
However, a continued cautious stance toward leverage, particularly within the millennial generation, is subduing the upside to growth. While U.S. dollar strength will continue to weigh on near term growth prospects, we believe this headwind will wane throughout 2016.
The Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors in 2016. We believe G-3 central banks will be progressively less effective in either calibrating monetary policy to economic conditions or achieving desired growth or inflation outcomes. Central banks are addressing only the demand side of the economy, while there is significant supply side weakness arising from historically low productivity growth and low labor force participation. Central bank policy deployment is now more likely to cause market confusion and volatility, in contrast to generally positive influence to markets over prior years.
In our opinion, the speed of the Fed’s normalization actions will be driven by supply-side and/or productivity improvements, or lack thereof. We believe a continuation of the relatively muted growth in supply side factors would be received negatively by the market and would pressure the Fed to accelerate the near term pace of tightening, while also lowering the terminal funds rate. Additionally, the lack of top-line revenue growth, paired with continued pressure for a larger share of income for labor, will pressure corporate margins from their historically high levels. We believe that higher levels of nominal growth will ultimately prove necessary for more leveraged entities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Limited Maturity Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV April 28, 2006
Class ADV	0.15%	0.56%	—	1.98%
Class I	0.82%	1.15%	2.66%	—
Class S	0.55%	0.92%	2.40%	—
Barclays U.S. 1-3 Year Government/Credit Bond Index	0.65%	0.98%	2.74%	2.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Limited Maturity Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Large Cap Core Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	18.9%
Information Technology	17.9%
Consumer Discretionary	16.7%
Health Care	15.0%
Industrials	11.0%
Consumer Staples	8.7%
Energy	4.8%
Materials	3.3%
Telecommunication Services	2.3%
Utilities	0.7%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Large Cap Core Portfolio (the “Portfolio”) seeks reasonable income and capital growth. The Portfolio is managed by two sub-advisers — Columbia Management Investment Advisers, LLC (“CMIA”) and The London Company of Virginia, LLC (“TLC”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Portfolio’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Guy W. Pope, CFA, Head of Contrarian Core Strategy and Portfolio Manager of the Sleeve that is managed by CMIA, and Stephen M. Goddard, CFA, President, CIO and Lead Portfolio Manager, J. Brian Campbell, CFA, Jonathan T. Moody, CFA, Principal, and Mark E. DeVaul, CFA, Portfolio Managers of the Sleeve that is managed by TLC.
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -0.35% compared to the S&P 500® Index and the Russell 1000® Index, which returned 1.38% and 0.92%, respectively, for the same period.
Portfolio Specifics: CMIA — The Sleeve outperformed the Russell 1000® Index by approximately 202 basis points (2.02%) for the year ended December 31, 2015. During the reporting period, stock selection was the primary driver of performance, with strong stock selection in the information technology sector, while the detractors were driven primarily from stock selection in the financials and consumer discretionary sectors. An underweight to the poor performing energy sector also contributed positively.
In the technology sector, the top contributor in the Portfolio for the period was Activision Blizzard. The video game maker finished a strong year with its “Call of Duty” franchise dominating holiday sales within the industry and its massive active user base leaving room for additional cross sell and monetization opportunities as its highly profitable franchises, including “World of Warcraft,” “Call of Duty” and “Destiny,” will be leveraged on other platforms and media (online, mobile, social networking, film and video). During the period, the company also announced it was acquiring King Digital Entertainment, maker of the popular “Candy Crush Saga” game, which will further enable Activision Blizzard to extend its presence across the fast-growing mobile gaming category.
Range Resources Inc., an independent oil and natural gas company that was added to the portfolio in March of this year, was top detractor in the Portfolio for the period. The stock dropped approximately 54%, driven by earnings and revenue misses. We sold the stock before the end of the period.
TLC — The Sleeve underperformed the Russell 1000® Index by approximately 437 basis points (4.37%) for the year ended December 31, 2015. U.S. stocks were roughly flat in 2015, but growth stocks dramatically outperformed their value brethren by a wide margin. Leadership was extremely narrow with the top 5 performers accounting for record breaking 95% of the return in the S&P 500® Index.
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Berkshire Hathaway, Inc. – Class B	3.7%
Wells Fargo & Co.	3.2%
Lowe’s Cos, Inc.	3.1%
Blackrock, Inc.	2.7%
Visa, Inc. - Class A	2.7%
Carnival Corp.	2.5%
Altria Group, Inc.	2.5%
Bristol-Myers Squibb Co.	2.4%
Microsoft Corp.	2.4%
Verizon Communications, Inc.	2.3%
Portfolio holdings are subject to change daily.
Sector Allocation was positive in the period, but stock selection was the primary driver of performance in the period. At the sector level, our underweight positions in the energy sector and overweight position in the consumer discretionary sector helped relative performance while our underweight position in the healthcare sector and overweight position in the materials sector detracted from performance.
The top 5 contributors were Carnival Corporation, Eli Lilly and Company, Visa, Bristol Myers Squib, and Altria. Carnival saw an uptick in pricing for 2016 and has seen strong on board spending for most of 2015. Eli Lilly and Company was a top contributor for most of the year based on good results from its diabetes, Alzheimer’s and oncology franchises. Visa acquired the rest of Visa Europe that it didn’t already own and continues to return excess capital to shareholders. Bristol Myers sales came in better than what the street was expecting, largely due to the Company’s melanoma and lung cancer drug, and its strong hepatitis franchise. Altria benefited from the general strength in tobacco stocks as well as the fact that SAB Miller, which it owns 27% of, was acquired at an attractive premium.
The top detractors were CarMax, Mosaic, Scripps Networks Interactive, Corning, and ConocoPhillips. Promotional activity from new car retailers intensified the competitive environment for CarMax. We believe CarMax has a sustainable competitive advantage and is well on its way to becoming a national retailer. Mosaic results have been impacted by a slowdown in the potash and phosphate markets, but we believe management is maintaining discipline and is matching production with demand. Scripps was weak over competitive concerns and we sold it after the stock hit our stop loss. We sold Corning to make room for a higher conviction name. Conoco was weak along with the rest of the energy sector. Management is focusing on reducing costs and as a result, we believe the company has some flexibility to be able to maintain its dividend.
Current Strategy and Outlook: CMIA — In 2016, we expect continued slow earnings growth and a more volatile stock market. Earnings growth ended 2015 essentially flat, which was a let-down given estimates at the start of the year targeting high single digits. At this time, we feel the market will take its cue from the global macroeconomic outlook. The perception that there will be a recovery of global growth would be welcomed and the opposite would have a negative impact on markets. From a long-term standpoint it is our opinion that equities remain an attractive asset class even though the short term market backdrop is less certain.
TLC — The landscape entering 2016 does not look much different than the one we just left behind. The U.S. economy appears healthy outside of the beleaguered energy and commodity sectors. The Federal Reserve Board recently raised interest rates. While, in our opinion, the U.S. economy is in solid shape, slowing economic growth in China, falling commodity prices, and concern over the direction of interest rates may limit significant upside in the near term while leading to greater volatility. In addition, broader market valuations are not what we would describe as cheap. However, we believe we are still finding high conviction investment ideas with a focus on limiting downside risk in each holding.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Multi-Manager Large Cap Core Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006
Class ADV	-0.93%	9.05%	—	4.58%
Class I	-0.35%	9.69%	6.36%	—
Class S	-0.56%	9.42%	6.09%	—
S&P 500® Index	1.38%	12.57%	7.31%	6.40%
Russell 1000® Index	0.92%	12.44%	7.40%	6.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Large Cap Core Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to May 1, 2013, the Portfolio was advised by a different sub-adviser.

Voya U.S. Stock Index Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Information Technology	20.7%
Financials	16.3%
Health Care	15.1%
Consumer Discretionary	13.0%
Consumer Staples	10.1%
Industrials	10.0%
Energy	6.5%
Utilities	3.0%
Materials	2.8%
Telecommunication Services	2.4%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of 1.11% compared to the S&P 500® Index, which returned 1.38% for the same period.
Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to replicate the S&P 500® Index by investing all, or substantially all, of its assets in stocks that make up that S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.
For the year, the Portfolio underperformed the S&P 500® Index, but matched the Index before fees and expenses. The top performing sectors were consumer discretionary, health care, and consumer staples. The worst performing sectors were energy, materials, and utilities.
The Portfolio typically utilized index futures, which allowed the Portfolio to maintain equity-like exposure for its cash position,
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Apple, Inc.	3.3%
Microsoft Corp.	2.5%
Exxon Mobil Corp.	1.8%
General Electric Co.	1.6%
Johnson & Johnson	1.6%
Amazon.com, Inc.	1.4%
Wells Fargo & Co.	1.4%
Berkshire Hathaway, Inc. – Class B	1.4%
JPMorgan Chase & Co.	1.3%
Facebook, Inc.	1.3%
Portfolio holdings are subject to change daily.
while retaining their cash-like liquidity. The Portfolio’s use of index futures had no material impact to returns for the period.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the S&P 500® Index.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya U.S. Stock Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV May 28, 2009	Since Inception of Class S April 30, 2007	Since Inception of Class S2 August 1, 2007
Class ADV	0.54%	11.69%	—	14.62%	—	—
Class I	1.11%	12.28%	7.05%	—	—	—
Class S	0.89%	12.02%	—	—	5.52%	—
Class S2	0.75%	11.83%	—	—	—	5.63%
S&P 500® Index	1.38%	12.57%	7.31%	15.53%	6.05%	6.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Stock Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® Clarion Real Estate Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	100.1%
Liabilities in Excess of Other Assets*	(0.1)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Clarion Real Estate Portfolio (the “Portfolio”) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Co-Chief Investment Officer, and Joseph P. Smith, CFA, Managing Director and Co-Chief Investment Officer, of CBRE Clarion Securities LLC (“CBRE”) — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of 2.95% compared to the MSCI U.S. REIT® Index, which returned 2.52% for the same period.
Portfolio Specifics: U.S. real estate stocks, as measured by the MSCI U.S. REIT® Index, generated an aggregate 2.52% total return over the past year. Real estate has benefited from improving economic conditions, low bond yields, accommodative capital markets, and improving demand for real estate space. Performance across the ten primary property sectors has been mixed as the best-performing sector, storage, was up +30.5% during the period, while the poorest-performing sector, hotels, was down -23.3% during the period. From a fundamental perspective, companies continue to grow earnings at a solid pace and continue to pay attractive dividends. Additionally, real estate stocks continue to benefit from a favorable environment of limited new supply, improving demand for real estate space — leading to higher occupancies, rents and values — and access to attractively-priced capital.
Economic growth continues to show signs of improvement, and employment data have improved to the point where the Federal Reserve Board recently decided to move from its zero interest rate policy. Meanwhile, inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil which bodes well for continued low intermediate and long-term interest rates.
Demand for real estate remains high, given the desire for above-average yields that can increase with stronger economic growth. The significant sources of capital seeking real estate include institutional investors, sovereign wealth funds, private equity, and listed property companies. From a pricing standpoint, the spread between capitalization rates and 10-year Treasury bond yields remains at historically wide levels, which we believe suggests that there is plenty of  “cushion” should bond yields increase. We believe an upward move in short-term interest rates is not the key data point to watch, rather it is how long-term interest rates react. We anticipate long-term rates to remain stable given continued sluggish economic growth globally, generally accommodative central bank policy, decelerating economic growth in China and low rates on a relative basis in Europe and Japan. In fact, many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century.
During the period, the Portfolio outperformed the MSCI U.S. REIT® Index as stock selection and asset allocation decisions benefited relative performance. Stock selection accounted for approximately two-thirds of the relative outperformance, led by picks in the healthcare, storage, residential and industrial sectors. This was modestly offset by sub-par stock selection in the hotel and net lease sectors. Meanwhile, asset
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Simon Property Group, Inc.	10.3%
Equity Residential	7.1%
Welltower, Inc.	5.4%
Public Storage, Inc.	5.1%
General Growth Properties, Inc.	4.6%
AvalonBay Communities, Inc.	4.5%
ProLogis, Inc.	4.2%
Boston Properties, Inc.	3.6%
SL Green Realty Corp.	3.2%
Essex Property Trust, Inc.	3.1%
Portfolio holdings are subject to change daily.
allocation added value via underweights to the underperforming healthcare and net lease sectors as well as from an overweight to the outperforming residential sector.
Current Strategy and Outlook: The combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities. Despite the market’s nervousness of what rising U.S. interest rates will mean for short-term stock performance, we believe the underlying business of real estate is very good. Economic growth is expanding in most developed markets around the globe. While the rumblings out of China plus the continuing political/financial drama within the Eurozone regarding Greece and its implications are reasons for some caution, we believe any meaningful volatility will create an opportunity to buy high-quality real estate companies with visible earnings at discounted prices. Low levels of new construction also suggest that owners of existing properties should continue to enjoy improved pricing power. With expected earnings growth in the 7 – 8% range for this year and next, and dividends growing at least in-line with earnings, it is our opinion that real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.
We prefer investments that should prove resilient against global economic uncertainty on the one hand, and on the other hand the negative sentiment surrounding the eventual prospect of rising U.S. interest rates. Specifically, we favor the apartment sector, coastal central business district office, high-end mall companies, data centers and industrial stocks; we are more cautious on the net lease, healthcare, and storage sectors. Portfolio positioning emphasizes property types which typically benefit the most from improving economic conditions. By geography, this includes many of the gateway cities located in the northeast and in California, including New York, San Francisco and Los Angeles. We remain cautious on the Washington D.C. metro area, which continues to be soft, particularly in northern Virginia. We remain cautious on the more bond-like sectors of net lease and healthcare, but take into account potential syndicate activity and takeover possibilities in our Portfolio positioning.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Clarion Real Estate Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV April 17, 2006
Class ADV	2.58%	11.15%	—	6.70%
Class I	3.20%	11.82%	7.93%	—
Class S	2.95%	11.54%	7.65%	—
Class S2	2.79%	11.37%	7.49%	—
MSCI U.S. REIT® Index	2.52%	11.88%	7.35%	6.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Clarion Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® Franklin Income Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)

Common Stock	62.2%
Corporate Bonds/Notes	26.9%
Preferred Stock	5.7%
Equity-Linked Securities	2.4%
Warrants**	0.0%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.05%.
Portfolio holdings are subject to change daily.
VY® Franklin Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks, CFA, Alex Peters, CFA, and Matt Quinlan, Portfolio Managers of Franklin Advisers, Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -6.31% compared to the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, which returned 1.38% and 0.55%, respectively, for the same period.
Portfolio Specifics: The Portfolio’s equity holdings underperformed the S&P 500® during the period primarily due to weakness in the energy and materials sectors. During the period, crude oil prices declined and hurt the share prices of oil companies including Royal Dutch Shell PLC, Chevron Corp., BP PLC and Total SA. Our positions in oil and gas producers including Chesapeake Energy Corp. and Anadarko Petroleum Corp. also lost value as prices fell.
Rio Tinto PLC, BHP Billiton PLC and Freeport-McMoRan Inc. were among the largest materials sector decliners. These operators suffered from dramatically lower commodity prices and lighter volumes.
Conversely, the Portfolio’s industrials sector holdings contributed to performance, particularly investments in aerospace and defense. Lockheed Martin Corp. and Raytheon Co. enjoyed growth and improving margins and cash flows. Our position in General Electric Co. delivered strong results mainly because of the company’s restructuring efforts, which could allow the company to become even more focused around its leading industrial segments.
In health care, Eli Lilly & Co. and Pfizer Inc. benefited from new drug development prospects.
Among our fixed income allocation, energy was a primary detractor driven by declines in the securities of exploration and production companies including Chesapeake Energy Corp., Energy XXI Gulf Coast Inc. and Linn Energy LLC. Commodity price declines raised investor concerns over these companies’ ability to manage cash flows and meet debt obligations.
In the basic industry sector, our coal mining holdings weighed on performance due to factors including falling prices, lower volumes and
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Intel Corp.	2.7%
Royal Dutch Shell PLC - Class A ADR	2.7%
Chevron Corp.	2.0%
General Electric Co.	1.9%
Lockheed Martin Corp.	1.7%
Pfizer, Inc.	1.6%
Southern Co.	1.6%
PG&E Corp.	1.6%
Dow Chemical Co.	1.5%
Rio Tinto PLC ADR	1.5%
Portfolio holdings are subject to change daily.
concerns regarding the decline of coal as a fuel source. We eliminated our positions in detractors including Peabody Energy Corp., Alpha Natural Resources Inc. and Arch Coal Inc. secured bonds.
In contrast, our holdings in fixed income securities of large banks such as Citigroup Inc., JPMorgan Chase & Co. and Wells Fargo & Co. contributed to Portfolio performance. These firms reduced costs, improved their capital bases and were viewed to be beneficiaries of rising interest rates.
The information technology sector also helped the Portfolio. First Data Corp. shares rose as the company completed an initial public offering and strengthened its balance sheet. Freescale Semiconductor Inc. also made gains as it improved its cash flow and strengthened its balance sheet.
The Portfolio made limited use of derivative instruments during the period, such as equity options. The goal of these instruments is to enhance Portfolio returns and more efficiently enter and exit stock positions at prices the Portfolio deems attractive. None of these positions had a material impact on performance.
Current Strategy and Outlook: During the period, we increased our equity holdings and decreased our fixed income holdings as we found more opportunities in equities than in fixed income. We remain positive on global equity performance potential due to factors including further unemployment declines in key regions, an improved wage outlook for the global economy and the resiliency of corporate profitability. We believe low interest rates combined with the potential headwind of higher interest rates could challenge income-oriented investors. In this environment, we will apply our fundamental research and analysis to evaluate equity and fixed income investment opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Franklin Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I and S April 28, 2006	Since Inception of Class S2 May 3, 2006
Class ADV	-6.72%	5.02%	3.43%	—	—
Class I	-6.34%	5.61%	—	4.89%	—
Class S	-6.31%	5.40%	—	4.67%	—
Class S2	-6.51%	5.24%	—	—	4.52%
S&P 500® Index	1.38%	12.57%	6.40%	6.96%	6.99%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.54%	4.76%	4.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® JPMorgan Small Cap Core Equity Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	22.8%
Industrials	17.7%
Consumer Discretionary	14.7%
Health Care	13.4%
Information Technology	13.3%
Materials	4.6%
Consumer Staples	3.3%
Utilities	3.2%
Energy	3.1%
Telecommunication Services	0.8%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) seeks capital growth over the long-term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed in two sleeves — the quantitative sleeve managed by Dennis S. Ruhl, CFA, Managing Director, and Phillip D. Hart, CFA, Managing Director, and the fundamental sleeve managed by Daniel J. Percella, CFA, Executive Director and Don San Jose, CFA, Managing Director, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -3.68% compared to the Russell 2000® Index, which returned -4.41% for the same period.
Portfolio Specifics: The quantitative sleeve underperformed the Russell 2000® Index for the year ended December 31, 2015. Stock selection in the software and services, and pharmaceutical sectors hurt returns. At the stock level, Unisys and Dynegy were the top detractors. Within the software and services sector, an overweight position in Unisys detracted following a series of weaker earnings releases. Management made cautious remarks about growth in the company’s hardware segment, and declining margins due to restructuring charges, pension expenses and lower services and technology margins caused shares to fall during the period. Additionally, within the utilities sector, an overweight position in Dynegy detracted from performance. Shares declined primarily due to falling energy prices. Margins on coal, which during the year represented almost half of the company’s production, decreased on falling energy prices as coal-based power generation has high fixed costs. Shares fell further toward the end of the year on weaker-than-expected third-quarter revenues, a renewed decline in energy prices, and a settlement reached between utilities and regulators in Ohio over “income guarantees.”
Alternatively, stock selection in the consumer cyclical, and health services and systems sectors aided performance. At the individual stock level, American Woodmark and Rovi were the top contributors. Within the consumer cyclical sector, a position in American Woodmark contributed to results. The company benefitted from a healthy construction and housing market, while solid execution and business momentum led earnings to beat analyst estimates throughout much of the year. Additionally, within the software and services sector, an underweight position in Rovi helped performance. Shares underperformed throughout the year on concerns around contract renewals as well as the potential for an unfavorable ruling on a patent lawsuit against Netflix. During the third quarter, shares fell further after the judge presiding over Rovi’s lawsuit against Netflix asserted that the patents in question are “invalid on the grounds that they are not directed to patentable subject matter.”
The fundamental sleeve held up well in what was a challenging year for small capitalization stocks in general and outperformed the Russell 2000® Index for the year ended December 31, 2015. Stock selection was strong across a number of areas, with the consumer discretionary and materials and processing sectors contributing most to relative performance. Stock selection and an underweight exposure to both the health care and technology sectors were the
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Waste Connections, Inc.	1.4%
Portland General Electric Co.	1.4%
Toro Co.	1.3%
Spectrum Brands Holdings, Inc.	1.2%
Pool Corp.	1.2%
Aptargroup, Inc.	1.1%
Idexx Laboratories, Inc.	1.0%
Crown Holdings, Inc.	0.9%
Brinker International, Inc.	0.9%
Silgan Holdings, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
only meaningful detractors in the period.
Overweight positions in Waste Connections, an integrated solid waste collection and disposal company, and Pool Corporation, a distributor of pool equipment and supplies, were the top contributors to performance in the year. Much of the contribution from Waste Connections came in the first quarter and fourth quarter of the year, both driven by strong earnings announcements, while Pool Corporation had a strong fourth quarter, also driven by strong earnings.
Rovi, a provider of solutions for personalizing digital entertainment, and Ascent Capital, the parent company of Monitronics, a provider of alarm monitoring systems, were top detractors during the year. Rovi struggled throughout the year as the validity of the company’s patent portfolio came into question, and investors grew concerned about the prospects for contract renewals that were set for later in the year. Ascent Capital traded lower as investors questioned management’s capital allocation strategy after making an acquisition that was not well received. Later in the year the company’s business came under pressure as intensifying competition led to increased customer attrition. We exited positions in Rovi and Ascent Capital during the fourth quarter.
Current Strategy and Outlook: Within the quantitative sleeve, despite the challenges of 2015, our fundamental outlook has not changed. We continue to believe that the slowdown in China and many emerging markets remains the largest risk. While markets were certainly disrupted during the Greek crisis, Greece and the Eurozone as a whole are not the drivers of global growth that China and many emerging markets represent. Our base case for the U.S. remains the same. We believe pent-up demand and delayed investment can continue to lengthen the current expansion. We continue to see our valuation factor as the key driver of long-term returns.
Within the fundamental sleeve, the team remains focused on finding companies with durable franchises, good management teams and stable earnings that trade at what we believe is a discount to their intrinsic value. The Portfolio continues to seek opportunities in the materials and processing and consumer discretionary sectors, both of which continue to be overweight exposure in the Portfolio. The producer durables sector also represents an overweight. The technology, health care and utilities sectors all remain underweight exposures in the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® JPMorgan Small Cap Core Equity Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class ADV	-4.02%	10.80%	7.83%
Class I	-3.45%	11.46%	8.48%
Class S	-3.68%	11.17%	8.21%
Class S2	-3.87%	11.01%	8.04%
Russell 2000® Index	-4.41%	9.19%	6.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Small Cap Core Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® Templeton Global Growth Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2015 (as a percentage of net assets)

United States	34.6%
United Kingdom	12.7%
France	9.2%
South Korea	6.2%
Switzerland	5.1%
Germany	5.1%
Japan	4.3%
Netherlands	3.5%
Singapore	2.3%
Israel	2.2%
Countries between 0.2% – 2.0%^	12.3%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 12 countries, which each represents 0.2% – 2.0% of net assets.
Portfolio holdings are subject to change daily.
VY® Templeton Global Growth Portfolio (the “Portfolio”) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Norman J. Boersma, CFA, Chief Investment Officer and President, Tucker Scott, CFA and Executive Vice President, Heather Arnold, CFA and Director of Research for the Templeton Global Equity Group, and James Harper, CFA, Portfolio Managers of Templeton Global Advisors Limited — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -7.56% compared to the MSCI World IndexSM, which returned -0.87% for the same period.
Portfolio Specifics: Stock selection and an underweight position in the strong U.S. market significantly detracted from performance during the year. Although we continued to find what we considered selective bargains in this deep and diverse market, profit margins and valuations remained significantly elevated, in absolute terms and relative to international stocks. Historically, international equities have outperformed domestic stocks following U.S. Federal Reserve Board interest rate hikes, and we remained confident in the Portfolio’s overweighted international allocations resulting from our bottom-up value approach. Asian holdings also underperformed, pressured by stock selection and an underweighting in Japan and an off-benchmark exposure to South Korea. In Europe, weakness in the U.K. and other non-euro markets detracted from relative performance.
Turning to sectors, industrials holdings detracted due to stock selection. U.S. truck-maker Navistar International Corp. was a major Portfolio laggard, declining amid a failed engine strategy and poor international results. In our analysis, the stock remained cheap and we believe it should appreciate assuming the new management’s turnaround plan achieves some success. Other relative detractors included stock selection in consumer discretionary and telecommunication services, stock selection and underweightings in consumer staples and information technology, and an overweighting in energy. We remained positive on our holdings in the energy sector, where we believed valuations were historically cheap, though the timeline for a recovery remained uncertain. At year-end, oil traded near the cash cost of production, a very depressed level realized only a few times in the past 25 years. In our opinion, these types of prices should continue to accelerate the supply adjustment, ultimately restoring balance at a level that encourages continued investment in the production necessary to meet global demand over the long term.
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Samsung Electronics Co., Ltd.	3.4%
Citigroup, Inc.	2.4%
Amgen, Inc.	2.3%
Allergan plc	2.2%
Microsoft Corp.	2.2%
Teva Pharmaceutical Industries Ltd. ADR	2.2%
American International Group, Inc.	2.0%
Roche Holding AG	1.8%
Hyundai Motor Co.	1.8%
JPMorgan Chase & Co.	1.7%
Portfolio holdings are subject to change daily.
Turning to contributors, an overweight and stock selection in health care and stock selection in materials contributed to relative performance. From the health care sector, Israeli generic drug-maker Teva Pharmaceutical Industries Ltd. gained following a major acquisition, while from the materials sector, Irish cement-maker CRH PLC rose based on restructuring progress and improving end-market demand. More broadly in health care, major pharmaceuticals firms have been rallying and the industry has been trading at a slight premium to the broader market. Biotechnology stocks have also become more expensive, in our analysis, though we continued to find select opportunities among firms where we believe growth and innovation are still being underestimated.
During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.
Current Strategy and Outlook: A critical insight we have gleaned through six decades of investing in global equity markets is that returns seem to accrue to value intermittently. We believe our style of investing has historically provided positive performance over a long-term investment horizon. But, it has rarely been a steady appreciation. At Templeton, we buy on pessimism, and the market can remain at odds with our portfolios for a considerable stretch. But, empirical evidence has shown that when the value cycle turns, it does so swiftly and abruptly. We believe being properly positioned for these turns is essential to capturing the long-term benefits of the value investment discipline. We have been witnessing historical extremes in the discount afforded to value relative to growth, quality and safety. Although this environment has been, and may remain, painful for some time, we believe the eventual normalization of these extremes represents the most compelling opportunity in equity markets today, and we have sought to position the Portfolio accordingly.

*
Effective April 21, 2015, Lisa Myers was removed as a portfolio manager for the Portfolio and Heather Arnold was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Templeton Global Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I April 28, 2006
Class ADV	-7.89%	5.72%	—	1.47%	—
Class I	-7.31%	6.41%	—	—	3.23%
Class S	-7.56%	6.15%	3.77%	—	—
Class S2	-7.69%	5.99%	3.61%	—	—
MSCI World IndexSM	-0.87%	7.59%	4.98%	3.42%	4.14%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Templeton Global Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya High Yield Portfolio
Class ADV	$1,000.00	$947.60	1.08%	$5.30	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	950.50	0.48	2.36	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	950.20	0.73	3.59	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	948.70	0.88	4.32	1,000.00	1,020.77	0.88	4.48
Voya Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,020.20	1.24%	$6.31	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,023.50	0.64	3.26	1,000.00	1,021.98	0.64	3.26
Class R6(1)	1,000.00	986.60	0.67	0.69	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	1,022.20	0.89	4.54	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,021.10	1.04	5.30	1,000.00	1,019.96	1.04	5.30
Voya Large Cap Value Portfolio
Class ADV	$1,000.00	$949.40	1.24%	$6.09	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	953.10	0.64	3.15	1,000.00	1,021.98	0.64	3.26
Class R6(1)	1,000.00	976.30	0.64	0.66	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	951.90	0.89	4.38	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	951.10	1.04	5.11	1,000.00	1,019.96	1.04	5.30
Voya Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$997.40	0.88%	$4.43	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	1,000.30	0.28	1.41	1,000.00	1,023.79	0.28	1.43
Class S	1,000.00	999.60	0.53	2.67	1,000.00	1,022.53	0.53	2.70

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya Multi-Manager Large Cap Core Portfolio
Class ADV	$1,000.00	$983.10	1.32%	$6.60	$1,000.00	$1,018.55	1.32%	$6.72
Class I	1,000.00	985.80	0.72	3.60	1,000.00	1,021.58	0.72	3.67
Class S	1,000.00	984.40	0.97	4.85	1,000.00	1,020.32	0.97	4.94
Voya U.S. Stock Index Portfolio
Class ADV	$1,000.00	$997.10	0.79%	$3.98	$1,000.00	$1,021.22	0.79%	$4.02
Class I	1,000.00	1,000.20	0.26	1.31	1,000.00	1,023.89	0.26	1.33
Class S	1,000.00	998.70	0.50	2.52	1,000.00	1,022.68	0.50	2.55
Class S2	1,000.00	998.60	0.66	3.32	1,000.00	1,021.88	0.66	3.36
VY® Clarion Real Estate Portfolio
Class ADV	$1,000.00	$1,102.10	1.31%	$6.94	$1,000.00	$1,018.60	1.31%	$6.67
Class I	1,000.00	1,105.60	0.71	3.77	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,104.10	0.96	5.09	1,000.00	1,020.37	0.96	4.89
Class S2	1,000.00	1,103.20	1.11	5.88	1,000.00	1,019.61	1.11	5.65
VY® Franklin Income Portfolio
Class ADV	$1,000.00	$945.70	1.37%	$6.72	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	945.70	0.77	3.78	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	946.90	1.02	5.01	1,000.00	1,020.06	1.02	5.19
Class S2	1,000.00	946.60	1.17	5.74	1,000.00	1,019.31	1.17	5.96
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$923.00	1.45%	$7.03	$1,000.00	$1,017.90	1.45%	$7.37
Class I	1,000.00	926.10	0.85	4.13	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	924.80	1.10	5.34	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	924.00	1.25	6.06	1,000.00	1,018.90	1.25	6.36
VY® Templeton Global Growth Portfolio
Class ADV	$1,000.00	$913.30	1.53%	$7.38	$1,000.00	$1,017.49	1.53%	$7.78
Class I	1,000.00	916.20	0.90	4.35	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	914.90	1.18	5.70	1,000.00	1,019.26	1.18	6.01
Class S2	1,000.00	914.10	1.33	6.42	1,000.00	1,018.50	1.33	6.77

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was November 24, 2015. Expenses paid for the actual Portolio’s return reflect the 38-day period ended December 31, 2015.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust
We have audited the accompanying statements of assets and liabilities, including the portfolio and summary portfolios of investments, of Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio, each a series of Voya Investors Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 24, 2016

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
ASSETS:
Investments in securities at fair value+*	$613,318,887	$6,259,505,856	$1,591,646,794	$276,018,962
Short-term investments at fair value**	26,751,501	71,262,600	36,163,587	44,512,654
Total investments at fair value	$640,070,388	$6,330,768,456	$1,627,810,381	$320,531,616
Cash	11,750,379	1,104	1,844	2,526
Cash collateral for futures	—	—	—	530,118
Cash pledged for centrally cleared swaps (Note 2)	—	—	—	580,000
Receivables:
Investment securities sold	—	—	10,068,328	150,534
Fund shares sold	1,921,191	39,518,953	1,761,698	28,321,763
Dividends	—	4,879,769	3,943,693	617
Interest	11,247,786	—	—	1,210,965
Foreign tax reclaims	—	221,119	291,428	—
Prepaid expenses	—	13,301	3,553	—
Reimbursement due from manager	—	4,663	135,327	—
Other assets	19,401	168,928	205,658	9,109
Total assets	665,009,145	6,375,576,293	1,644,221,910	351,337,248
LIABILITIES:
Payable for investment securities purchased	1,548,525	—	—	—
Payable for fund shares redeemed	764,184	93,467,191	2,251,381	28,563,150
Payable upon receipt of securities loaned	26,751,501	—	13,488,587	33,015,174
Variation margin payable on centrally cleared swaps	—	—	—	29,341
Payable for unified fees	267,096	—	—	69,049
Payable for investment management fees	—	3,503,806	999,420	—
Payable for distribution and shareholder service fees	151,475	1,643,098	248,984	35,739
Payable to trustees under the deferred compensation plan (Note 6)	18,394	130,181	50,612	9,109
Payable for trustee fees	—	32,953	8,486	—
Other accrued expenses and liabilities	—	542,947	337,304	—
Total liabilities	29,501,175	99,320,176	17,384,774	61,721,562
NET ASSETS	$635,507,970	$6,276,256,117	$1,626,837,136	$289,615,686
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$714,269,780	$4,657,144,019	$1,588,078,074	$293,710,347
Undistributed net investment income	9,647,436	16,103,039	6,081,558	3,585,493
Accumulated net realized gain (loss)	(28,210,535)	773,997,268	31,144,481	(6,388,351)
Net unrealized appreciation (depreciation)	(60,198,711)	829,011,791	1,533,023	(1,291,803)
NET ASSETS	$635,507,970	$6,276,256,117	$1,626,837,136	$289,615,686
+ Including securities loaned at value	$26,121,455	$—	$13,180,894	$32,326,616
* Cost of investments in securities	$673,517,598	$5,430,473,871	$1,590,074,332	$277,447,207
** Cost of short-term investments	$26,751,501	$71,262,600	$36,163,587	$44,520,547
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
Class ADV
Net assets	$94,397,842	$2,244,744,980	$67,001,304	$28,177,711
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,120,228	123,821,028	6,123,480	2,865,307
Net asset value and redemption price per share	$9.33	$18.13	$10.94	$9.83
Class I
Net assets	$63,621,549	$1,876,362,331	$560,041,056	$162,082,222
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,817,138	97,697,403	50,371,200	16,062,009
Net asset value and redemption price per share	$9.33	$19.21	$11.12	$10.09
Class R6
Net assets	n/a	$2,959	$2,885	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	154	260	n/a
Net asset value and redemption price per share	n/a	$19.21	$11.12	n/a
Class S
Net assets	$472,161,243	$2,077,007,518	$999,195,583	$99,355,753
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	50,626,095	110,200,602	90,868,082	9,787,974
Net asset value and redemption price per share	$9.33	$18.85	$11.00	$10.15
Class S2
Net assets	$5,327,336	$78,138,329	$596,308	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	570,381	4,171,788	54,232	n/a
Net asset value and redemption price per share	$9.34	$18.73	$11.00	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Multi- Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
ASSETS:
Investments in securities at fair value+*	$397,790,747	$4,493,422,500	$675,835,105	$486,060,942
Short-term investments at fair value**	4,326,081	55,934,611	2,645,308	28,728,876
Total investments at fair value	$402,116,828	$4,549,357,111	$678,480,413	$514,789,818
Cash	8,464	3,158	—	4,018,764
Cash collateral for futures	—	1,483,475	—	—
Foreign currencies at value***	—	—	—	106,690
Receivables:
Investment securities sold	84,998	—	2,727,405	5,143,525
Fund shares sold	186,649	33,182,736	92,021	2,032,812
Dividends	473,264	6,036,392	4,572,756	811,849
Interest	—	—	—	2,513,961
Foreign tax reclaims	—	—	—	81,460
Prepaid expenses	—	—	1,465	1,185
Reimbursement due from manager	—	—	53,727	—
Other assets	8,042	64,778	22,536	19,077
Total assets	402,878,245	4,590,127,650	685,950,323	529,519,141
LIABILITIES:
Payable for investment securities purchased	924,982	577,808	2,931,709	2,947,495
Payable for fund shares redeemed	1,120,669	65,564,751	7,021,830	1,177
Payable upon receipt of securities loaned	—	20,889,611	—	25,938,876
Payable for unified fees	252,085	1,007,035	—	—
Payable for investment management fees	—	—	464,570	320,550
Payable for distribution and shareholder service fees	14,171	127,625	145,091	126,272
Payable to trustees under the deferred compensation plan (Note 6)	4,895	64,778	18,709	16,042
Payable for trustee fees	—	—	3,595	3,810
Other accrued expenses and liabilities	—	—	65,025	115,499
Total liabilities	2,316,802	88,231,608	10,650,529	29,469,721
NET ASSETS	$400,561,443	$4,501,896,042	$675,299,794	$500,049,420
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$350,323,466	$2,880,892,355	$640,852,811	$518,282,946
Undistributed net investment income	4,556,211	16,885,036	9,992,202	31,608,193
Accumulated net realized gain (loss)	12,780,562	200,036,052	(74,737,036)	(70,645,639)
Net unrealized appreciation	32,901,204	1,404,082,599	99,191,817	20,803,920
NET ASSETS	$400,561,443	$4,501,896,042	$675,299,794	$500,049,420
+ Including securities loaned at value	$—	$20,356,674	$—	$25,306,625
* Cost of investments in securities	$364,889,543	$3,089,043,630	$576,643,288	$465,261,223
** Cost of short-term investments	$4,326,081	$55,934,611	$2,645,308	$28,706,939
*** Cost of foreign currencies	$—	$—	$—	$109,663
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Multi- Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
Class ADV
Net assets	$1,245,149	$119,692,398	$90,056,098	$68,151,604
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	86,359	9,227,023	2,640,136	6,938,569
Net asset value and redemption price per share	$14.42	$12.97	$34.11	$9.82
Class I
Net assets	$337,886,111	$4,149,051,357	$128,447,495	$9,221,752
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	23,295,656	311,085,150	3,597,338	905,550
Net asset value and redemption price per share	$14.50	$13.34	$35.71	$10.18
Class S
Net assets	$61,430,183	$50,469,959	$430,711,814	$414,906,522
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,229,379	3,806,372	12,097,184	40,921,112
Net asset value and redemption price per share	$14.52	$13.26	$35.60	$10.14
Class S2
Net assets	n/a	$182,682,328	$26,084,387	$7,769,542
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	13,928,285	737,071	768,275
Net asset value and redemption price per share	n/a	$13.12	$35.39	$10.11
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
ASSETS:
Investments in securities at fair value+*	$687,598,363	$204,006,878
Short-term investments at fair value**	48,585,393	10,069,419
Total investments at fair value	$736,183,756	$214,076,297
Cash	231	237,455
Cash collateral for futures	368,550	—
Foreign currencies at value***	4,145	1,030
Receivables:
Investment securities sold	146,472	1,703
Fund shares sold	1,483,700	1,269,946
Dividends	991,620	386,381
Foreign tax reclaims	365	306,167
Other assets	12,153	74,460
Total assets	739,190,992	216,353,439
LIABILITIES:
Payable for investment securities purchased	420,779	804,054
Payable for fund shares redeemed	582,664	49,975
Payable upon receipt of securities loaned	27,874,546	6,069,419
Payable for unified fees	518,156	172,292
Payable for distribution and shareholder service fees	155,187	44,919
Payable to trustees under the deferred compensation plan (Note 6)	12,153	12,523
Total liabilities	29,563,485	7,153,182
NET ASSETS	$709,627,507	$209,200,257
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$566,262,718	$145,665,376
Undistributed net investment income	3,592,971	7,179,253
Accumulated net realized gain	57,807,790	57,296,890
Net unrealized appreciation (depreciation)	81,964,028	(941,262)
NET ASSETS	$709,627,507	$209,200,257
+ Including securities loaned at value	$27,082,141	$5,820,392
* Cost of investments in securities	$605,648,519	$204,923,030
** Cost of short-term investments	$48,585,393	$10,069,408
*** Cost of foreign currencies	$4,145	$1,288
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
Class ADV
Net assets	$105,258,759	$5,679
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	6,256,611	431
Net asset value and redemption price per share	$16.82	$13.16
Class I
Net assets	$159,243,473	$1,837,204
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	9,005,253	136,455
Net asset value and redemption price per share	$17.68	$13.46
Class S
Net assets	$404,369,422	$203,956,585
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	23,130,174	15,083,178
Net asset value and redemption price per share	$17.48	$13.52
Class S2
Net assets	$40,755,853	$3,400,789
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	2,353,891	253,343
Net asset value and redemption price per share	$17.31	$13.42
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$78,645,094	$46,205,971	$8,369
Interest	47,383,316	—	1,356	4,265,989
Securities lending income, net	303,528	15,170	147,107	36,559
Total investment income	47,686,844	78,660,264	46,354,434	4,310,917
EXPENSES:
Investment management fees(1)	—	40,275,741	11,553,483	—
Unified fees	3,516,686	—	—	810,057
Distribution and shareholder service fees:
Class ADV	777,630	17,859,100	494,235	245,496
Class S	1,369,511	5,606,450	2,538,280	255,771
Class S2	30,090	417,354	3,827	—
Transfer agent fees	—	7,943	2,868	—
Administrative service fees(1)	—	2,236,143	575,714	—
Shareholder reporting expense	—	269,934	173,034	—
Registration fees	—	1,552	—	—
Professional fees	—	250,750	92,630	—
Custody and accounting expense	—	730,000	216,193	—
Trustee fees and expenses	31,303	197,719	50,911	12,404
Miscellaneous expense	—	303,748	100,242	—
Interest expense	—	1,469	1,380	299
Total expenses	5,725,220	68,157,903	15,802,797	1,324,027
Net waived and reimbursed fees	(270,868)	(5,659,530)	(1,997,932)	(49,100)
Net expenses	5,454,352	62,498,373	13,804,865	1,274,927
Net investment income	42,232,492	16,161,891	32,549,569	3,035,990
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(9,329,572)	788,001,680	49,559,243	(82,612)
Foreign currency related transactions	1,007	36,857	(538,164)	639
Futures	—	—	—	(188,138)
Swaps	—	—	—	(82,744)
Net realized gain (loss)	(9,328,565)	788,038,537	49,021,079	(352,855)
Net change in unrealized appreciation (depreciation) on:
Investments	(44,357,818)	(414,789,823)	(163,173,700)	(949,088)
Foreign currency related transactions	—	1,010	(8,879)	(329)
Futures	—	—	—	36,690
Swaps	—	—	—	202,347
Net change in unrealized appreciation (depreciation)	(44,357,818)	(414,788,813)	(163,182,579)	(710,380)
Net realized and unrealized gain (loss)	(53,686,383)	373,249,724	(114,161,500)	(1,063,235)
Increase (decrease) in net assets resulting from operations	$(11,453,891)	$389,411,615	$(81,611,931)	$1,972,755
* Foreign taxes withheld	$—	$1,903	$315,502	$—

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Multi- Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,012,986	$96,909,147	$16,938,837	$18,704,920
Interest	—	—	—	19,558,950
Securities lending income, net	37	237,174	2,235	517,666
Total investment income	7,013,023	97,146,321	16,941,072	38,781,536
EXPENSES:
Investment management fees(1)	—	—	5,591,079	5,275,585
Unified fees	2,764,443	11,890,167	—	—
Distribution and shareholder service fees:
Class ADV	10,639	942,774	687,548	568,618
Class S	175,656	163,033	1,152,619	1,221,207
Class S2	—	908,274	133,817	46,890
Transfer agent fees	—	—	1,095	730
Administrative service fees(1)	—	—	257,185	307,734
Shareholder reporting expense	—	—	31,040	21,900
Registration fees	—	—	1,638	—
Professional fees	—	—	31,426	37,690
Custody and accounting expense	—	—	74,290	125,040
Trustee fees and expenses	14,418	199,813	21,576	22,857
Miscellaneous expense	—	—	35,706	46,961
Interest expense	354	2,271	194	239
Total expenses	2,965,510	14,106,332	8,019,213	7,675,451
Net waived and reimbursed fees	(31,153)	(464,723)	(1,084,674)	(123,102)
Brokerage commission recapture	(17,694)	—	—	(2,952)
Net expenses	2,916,663	13,641,609	6,934,539	7,549,397
Net investment income	4,096,360	83,504,712	10,006,533	31,232,139
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	14,138,562	255,484,796	63,538,347	(23,065,578)
Foreign currency related transactions	3,367	—	4,191	(62,868)
Futures	—	1,847,067	—	—
Net realized gain (loss)	14,141,929	257,331,863	63,542,538	(23,128,446)
Net change in unrealized appreciation (depreciation) on:
Investments	(20,749,422)	(274,146,119)	(56,361,881)	(47,932,540)
Foreign currency related transactions	—	—	—	34,175
Futures	—	(801,318)	—	—
Net change in unrealized appreciation (depreciation)	(20,749,422)	(274,947,437)	(56,361,881)	(47,898,365)
Net realized and unrealized gain (loss)	(6,607,493)	(17,615,574)	7,180,657	(71,026,811)
Increase (decrease) in net assets resulting from operations	$(2,511,133)	$65,889,138	$17,187,190	$(39,794,672)
* Foreign taxes withheld	$10,913	$6,847	$—	$318,087

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,478,856	$11,558,883
Interest	—	686
Securities lending income, net	581,520	347,416
Total investment income	12,060,376	11,906,985
EXPENSES:
Unified fees	6,495,308	3,815,209
Distribution and shareholder service fees:
Class ADV	801,855	45
Class S	1,124,656	589,160
Class S2	229,306	21,165
Trustee fees and expenses	34,131	22,597
Interest expense	45	514
Total expenses	8,685,301	4,448,690
Net waived and reimbursed fees	(206,233)	(4,242)
Brokerage commission recapture	(21,467)	(5,005)
Net expenses	8,457,601	4,439,443
Net investment income	3,602,775	7,467,542
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	60,476,539	57,357,621
Foreign currency related transactions	(229)	(276,861)
Futures	(110,257)	—
Net realized gain	60,366,053	57,080,760
Net change in unrealized appreciation (depreciation) on:
Investments	(91,222,500)	(76,182,262)
Foreign currency related transactions	—	13,040
Futures	(144,957)	—
Net change in unrealized appreciation (depreciation)	(91,367,457)	(76,169,222)
Net realized and unrealized loss	(31,001,404)	(19,088,462)
Decrease in net assets resulting from operations	$(27,398,629)	$(11,620,920)
* Foreign taxes withheld	$3,619	$970,499
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya High Yield Portfolio		Voya Large Cap Growth Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$42,232,492	$49,495,894	$16,161,891	$18,836,179
Net realized gain (loss)	(9,328,565)	28,279,342	788,038,537	649,511,356
Net change in unrealized appreciation (depreciation)	(44,357,818)	(66,510,222)	(414,788,813)	86,412,427
Increase (decrease) in net assets resulting from operations	(11,453,891)	11,265,014	389,411,615	754,759,962
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(5,742,211)	(6,641,564)	(190,421)	(1,768,853)
Class I	(3,701,062)	(3,854,162)	(10,448,530)	(7,413,378)
Class S	(32,239,715)	(40,302,138)	(8,036,581)	(4,588,630)
Class S2	(345,147)	(413,570)	(204,971)	(103,278)
Net realized gains:
Class ADV	—	—	(239,941,829)	(184,622,411)
Class I	—	—	(180,817,870)	(107,231,593)
Class S	—	—	(218,363,228)	(100,713,837)
Class S2	—	—	(8,248,358)	(4,162,078)
Total distributions	(42,028,135)	(51,211,434)	(666,251,788)	(410,604,058)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	68,039,728	117,711,989	315,039,053	272,643,923
Proceeds from shares issued in merger (Note 12)	—	—	—	1,423,027,282
Reinvestment of distributions	42,028,135	51,075,676	666,251,788	410,604,058
	110,067,863	168,787,665	981,290,841	2,106,275,263
Cost of shares redeemed	(190,766,331)	(260,976,316)	(1,156,779,520)	(1,171,969,741)
Net increase (decrease) in net assets resulting from capital share transactions	(80,698,468)	(92,188,651)	(175,488,679)	934,305,522
Net increase (decrease) in net assets	(134,180,494)	(132,135,071)	(452,328,852)	1,278,461,426
NET ASSETS:
Beginning of year or period	769,688,464	901,823,535	6,728,584,969	5,450,123,543
End of year or period	$635,507,970	$769,688,464	$6,276,256,117	$6,728,584,969
Undistributed net investment income at end of year or period	$9,647,436	$9,442,072	$16,103,039	$18,943,179

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large Cap Value Portfolio		Voya Limited Maturity Bond Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$32,549,569	$26,539,847	$3,035,990	$2,811,560
Net realized gain (loss)	49,021,079	93,333,617	(352,855)	851,392
Net change in unrealized appreciation (depreciation)	(163,182,579)	3,744,026	(710,380)	(1,644,701)
Increase (decrease) in net assets resulting from operations	(81,611,931)	123,617,490	1,972,755	2,018,251
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(945,149)	(823,974)	(180,976)	(157,232)
Class I	(11,223,240)	(12,907,329)	(1,822,280)	(1,252,835)
Class R6	(51)	—	—	—
Class S	(17,273,824)	(17,291,542)	(983,100)	(754,053)
Class S2	(9,124)	(11,576)	—	—
Net realized gains:
Class ADV	(3,334,725)	(242,874)	—	—
Class I	(32,039,011)	(10,139,666)	—	—
Class S	(48,977,331)	(10,582,344)	—	—
Class S2	(37,631)	(5,593)	—	—
Total distributions	(113,840,086)	(52,004,898)	(2,986,356)	(2,164,120)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	54,396,063	129,261,461	98,689,004	74,183,810
Proceeds from shares issued in merger (Note 12)	197,866,458	707,155,119	—	—
Reinvestment of distributions	113,840,035	52,004,813	2,986,356	2,164,120
	366,102,556	888,421,393	101,675,360	76,347,930
Cost of shares redeemed	(324,064,656)	(359,640,663)	(96,455,794)	(59,287,949)
Net increase in net assets resulting from capital share transactions	42,037,900	528,780,730	5,219,566	17,059,981
Net increase (decrease) in net assets	(153,414,117)	600,393,322	4,205,965	16,914,112
NET ASSETS:
Beginning of year or period	1,780,251,253	1,179,857,931	285,409,721	268,495,609
End of year or period	$1,626,837,136	$1,780,251,253	$289,615,686	$285,409,721
Undistributed net investment income at end of year or period	$6,081,558	$3,080,006	$3,585,493	$2,975,275

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager Large Cap Core Portfolio		Voya U.S. Stock Index Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$4,096,360	$3,831,268	$83,504,712	$83,886,438
Net realized gain	14,141,929	23,287,633	257,331,863	399,463,429
Net change in unrealized appreciation (depreciation)	(20,749,422)	18,385,404	(274,947,437)	106,392,031
Increase (decrease) in net assets resulting from operations	(2,511,133)	45,504,305	65,889,138	589,741,898
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4,771)	(11,314)	(1,657,029)	(1,646,275)
Class I	(3,460,112)	(3,243,642)	(77,774,655)	(78,183,905)
Class S	(472,743)	(656,060)	(857,419)	(918,678)
Class S2	—	—	(2,746,282)	(2,594,734)
Net realized gains:
Class ADV	(84,762)	(109,039)	(11,207,129)	(11,690,273)
Class I	(18,779,826)	(19,742,988)	(362,468,135)	(447,429,089)
Class S	(4,203,896)	(4,039,782)	(6,238,281)	(5,951,852)
Class S2	—	–	(15,854,896)	(16,546,050)
Total distributions	(27,006,110)	(27,802,825)	(478,803,826)	(564,960,856)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	195,981,902	46,501,119	848,039,746	837,771,913
Reinvestment of distributions	27,006,110	27,802,825	478,803,826	564,960,856
	222,988,012	74,303,944	1,326,843,572	1,402,732,769
Cost of shares redeemed	(125,558,575)	(134,634,278)	(955,274,748)	(1,506,905,302)
Net increase (decrease) in net assets resulting from capital share transactions	97,429,437	(60,330,334)	371,568,824	(104,172,533)
Net increase (decrease) in net assets	67,912,194	(42,628,854)	(41,345,864)	(79,391,491)
NET ASSETS:
Beginning of year or period	332,649,249	375,278,103	4,543,241,906	4,622,633,397
End of year or period	$400,561,443	$332,649,249	$4,501,896,042	$4,543,241,906
Undistributed net investment income at end of year or period	$4,556,211	$563,585	$16,885,036	$13,058,255

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Clarion Real Estate Portfolio		VY® Franklin Income Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$10,006,533	$9,672,324	$31,232,139	$40,737,393
Net realized gain (loss)	63,542,538	53,345,311	(23,128,446)	27,310,535
Net change in unrealized appreciation (depreciation)	(56,361,881)	117,404,551	(47,898,365)	(20,601,990)
Increase (decrease) in net assets resulting from operations	17,187,190	180,422,186	(39,794,672)	47,445,938
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,065,344)	(900,882)	(3,533,679)	(2,884,535)
Class I	(2,198,922)	(2,032,561)	(14,249,415)	(13,315,733)
Class S	(6,097,641)	(6,217,614)	(22,612,138)	(22,067,182)
Class S2	(312,861)	(336,249)	(407,006)	(409,992)
Total distributions	(9,674,768)	(9,487,306)	(40,802,238)	(38,677,442)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	107,679,392	88,637,373	23,675,873	110,511,490
Reinvestment of distributions	9,674,768	9,487,306	40,802,238	38,677,442
	117,354,160	98,124,679	64,478,111	149,188,932
Cost of shares redeemed	(199,272,924)	(144,423,875)	(438,952,480)	(149,176,311)
Net increase (decrease) in net assets resulting from capital share transactions	(81,918,764)	(46,299,196)	(374,474,369)	12,621
Net increase (decrease) in net assets	(74,406,342)	124,635,684	(455,071,279)	8,781,117
NET ASSETS:
Beginning of year or period	749,706,136	625,070,452	955,120,699	946,339,582
End of year or period	$675,299,794	$749,706,136	$500,049,420	$955,120,699
Undistributed net investment income at end of year or period	$9,992,202	$9,656,246	$31,608,193	$40,774,594

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® JPMorgan Small Cap Core Equity Portfolio		VY® Templeton Global Growth Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$3,602,775	$1,691,797	$7,467,542	$14,536,026
Net realized gain	60,366,053	92,058,469	57,080,760	20,253,583
Net change in unrealized appreciation (depreciation)	(91,367,457)	(33,723,593)	(76,169,222)	(49,705,380)
Increase (decrease) in net assets resulting from operations	(27,398,629)	60,026,673	(11,620,920)	(14,915,771)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(182,292)	(150)	(57)
Class I	(762,474)	(852,121)	(8,152,911)	(4,416,231)
Class S	(943,798)	(1,657,365)	(6,219,438)	(3,391,228)
Class S2	(22,418)	(90,416)	(103,766)	(60,057)
Net realized gains:
Class ADV	(13,075,024)	(7,923,620)	(183)	—
Class I	(19,545,024)	(12,169,466)	(7,990,921)	—
Class S	(53,574,274)	(37,611,308)	(6,812,850)	—
Class S2	(5,459,300)	(3,930,085)	(123,950)	—
Total distributions	(93,382,312)	(64,416,673)	(29,404,169)	(7,867,573)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	89,318,707	125,613,781	11,874,429	47,907,428
Reinvestment of distributions	93,382,312	64,416,673	29,404,169	7,867,573
	182,701,019	190,030,454	41,278,598	55,775,001
Cost of shares redeemed	(121,792,264)	(172,339,122)	(352,472,161)	(103,949,596)
Net increase (decrease) in net assets resulting from capital share transactions	60,908,755	17,691,332	(311,193,563)	(48,174,595)
Net increase (decrease) in net assets	(59,872,186)	13,301,332	(352,218,652)	(70,957,939)
NET ASSETS:
Beginning of year or period	769,499,693	756,198,361	561,418,909	632,376,848
End of year or period	$709,627,507	$769,499,693	$209,200,257	$561,418,909
Undistributed net investment income at end of year or period	$3,592,971	$1,719,115	$7,179,253	$14,464,836

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Portfolio
Class ADV
12-31-15	10.10	0.56•	(0.78)	(0.22)	0.55	—	—	0.55	—	9.33	(2.35)	1.24	1.08	1.08	5.57	94,398	33
12-31-14	10.60	0.57•	(0.47)	0.10	0.60	—	—	0.60	—	10.10	0.81	1.25	1.08	1.08	5.44	111,226	78
12-31-13	10.63	0.58•	(0.04)	0.54	0.57	—	—	0.57	—	10.60	5.25	1.25	1.10	1.10	5.44	117,539	26
12-31-12	9.93	0.59	0.73	1.32	0.62	—	—	0.62	—	10.63	13.64	1.25	1.10	1.10	5.81	92,640	32
12-31-11	10.22	0.71•	(0.31)	0.40	0.69	—	—	0.69	—	9.93	4.05	1.25	1.10	1.10	7.05	50,704	30
Class I
12-31-15	10.11	0.60	(0.77)	(0.17)	0.61	—	—	0.61	—	9.33	(1.86)	0.49	0.48	0.48	6.18	63,622	33
12-31-14	10.61	0.64•	(0.48)	0.16	0.66	—	—	0.66	—	10.11	1.41	0.50	0.48	0.48	6.03	61,136	78
12-31-13	10.64	0.64•	(0.03)	0.61	0.64	—	—	0.64	—	10.61	5.89	0.50	0.50	0.50	6.01	86,289	26
12-31-12	9.93	0.66•	0.73	1.39	0.68	—	—	0.68	—	10.64	14.43	0.50	0.50	0.50	6.43	147,591	32
12-31-11	10.22	0.76•	(0.29)	0.47	0.76	—	—	0.76	—	9.93	4.69	0.50	0.50	0.50	7.61	245,411	30
Class S
12-31-15	10.10	0.59•	(0.77)	(0.18)	0.59	—	—	0.59	—	9.33	(2.01)	0.74	0.73	0.73	5.91	472,161	33
12-31-14	10.60	0.61•	(0.48)	0.13	0.63	—	—	0.63	—	10.10	1.16	0.75	0.73	0.73	5.79	590,463	78
12-31-13	10.63	0.62	(0.04)	0.58	0.61	—	—	0.61	—	10.60	5.62	0.75	0.75	0.75	5.78	691,275	26
12-31-12	9.93	0.64•	0.71	1.35	0.65	—	—	0.65	—	10.63	14.04	0.75	0.75	0.75	6.17	759,066	32
12-31-11	10.22	0.75	(0.31)	0.44	0.73	—	—	0.73	—	9.93	4.41	0.75	0.75	0.75	7.39	624,367	30
Class S2
12-31-15	10.11	0.58•	(0.77)	(0.19)	0.58	—	—	0.58	—	9.34	(2.15)	0.99	0.88	0.88	5.76	5,327	33
12-31-14	10.62	0.59	(0.48)	0.11	0.62	—	—	0.62	—	10.11	0.92	1.00	0.88	0.88	5.64	6,863	78
12-31-13	10.65	0.60•	(0.03)	0.57	0.60	—	—	0.60	—	10.62	5.47	1.00	0.90	0.90	5.63	6,722	26
12-31-12	9.94	0.60	0.75	1.35	0.64	—	—	0.64	—	10.65	13.97	1.00	0.90	0.90	5.98	5,628	32
12-31-11	10.22	0.72•	(0.29)	0.43	0.71	—	—	0.71	—	9.94	4.32	1.00	0.90	0.90	7.29	2,294	30
Voya Large Cap Growth Portfolio
Class ADV
12-31-15	19.04	(0.01)	1.12	1.11	0.00*	2.02	—	2.02	—	18.13	5.72	1.42	1.24	1.24	(0.05)	2,244,745	70
12-31-14	18.22	0.02	2.26	2.28	0.01	1.45	—	1.46	—	19.04	13.03	1.43	1.16	1.16	0.07	2,454,572	65
12-31-13	14.17	0.03	4.24	4.27	0.06	0.16	—	0.22	—	18.22	30.29	1.43	1.07	1.07	0.14	2,519,145	77
12-31-12	12.23	0.11•	2.02	2.13	0.06	0.13	—	0.19	—	14.17	17.49	1.42	1.08	1.08	0.80	2,134,353	79
12-31-11	12.86	0.05•	0.24	0.29	0.04	—	0.88	0.92	—	12.23	1.88	1.44	1.20	1.20	0.37	70,714	77
Class I
12-31-15	20.05	0.11	1.19	1.30	0.12	2.02	—	2.14	—	19.21	6.38	0.67	0.64	0.64	0.55	1,876,362	70
12-31-14	19.10	0.12	2.38	2.50	0.10	1.45	—	1.55	—	20.05	13.62	0.68	0.60	0.60	0.63	1,837,186	65
12-31-13	14.80	0.09	4.46	4.55	0.09	0.16	—	0.25	—	19.10	30.95	0.68	0.60	0.60	0.61	1,469,089	77
12-31-12	12.72	0.16•	2.13	2.29	0.08	0.13	—	0.21	—	14.80	18.10	0.67	0.60	0.60	1.09	969,313	79
12-31-11	13.27	0.12•	0.25	0.37	0.04	—	0.88	0.92	—	12.72	2.48	0.69	0.60	0.60	0.92	629,091	77
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Growth Portfolio (continued)
Class R6
11-24-15(5) - 12-31-15	19.47	0.02•	(0.28)	(0.26)	—	—	—	—	—	19.21	(1.34)	0.67	0.67	0.67	1.02	3	70
Class S
12-31-15	19.72	0.06•	1.16	1.22	0.07	2.02	—	2.09	—	18.85	6.11	0.92	0.89	0.89	0.30	2,077,008	70
12-31-14	18.82	0.07	2.35	2.42	0.07	1.45	—	1.52	—	19.72	13.35	0.93	0.85	0.85	0.38	2,349,585	65
12-31-13	14.61	0.06•	4.39	4.45	0.08	0.16	—	0.24	—	18.82	30.62	0.93	0.85	0.85	0.34	1,408,087	77
12-31-12	12.57	0.09	2.14	2.23	0.06	0.13	—	0.19	—	14.61	17.81	0.92	0.85	0.85	0.80	486,212	79
12-31-11	13.14	0.09•	0.25	0.34	0.03	—	0.88	0.91	—	12.57	2.24	0.94	0.85	0.85	0.68	338,683	77
Class S2
12-31-15	19.62	0.03•	1.15	1.18	0.05	2.02	—	2.07	—	18.73	5.90	1.17	1.04	1.04	0.15	78,138	70
12-31-14	18.72	0.03	2.36	2.39	0.04	1.45	—	1.49	—	19.62	13.24	1.18	1.00	1.00	0.23	87,242	65
12-31-13	14.54	0.02	4.37	4.39	0.05	0.16	—	0.21	—	18.72	30.39	1.18	1.00	1.00	0.21	53,802	77
12-31-12	12.53	0.10•	2.10	2.20	0.06	0.13	—	0.19	—	14.54	17.69	1.17	1.00	1.00	0.71	35,383	79
12-31-11	13.13	0.07•	0.24	0.31	0.03	—	0.88	0.91	—	12.53	2.06	1.19	1.00	1.00	0.58	13,055	77
Voya Large Cap Value Portfolio
Class ADV
12-31-15	12.32	0.16	(0.74)	(0.58)	0.16	0.64	—	0.80	—	10.94	(5.06)	1.50	1.24	1.24	1.50	67,001	83
12-31-14	11.67	0.17•	0.92	1.09	0.22	0.22	—	0.44	—	12.32	9.42	1.50	1.24	1.24	1.40	65,989	111
12-31-13	9.13	0.13•	2.60	2.73	0.19	—	—	0.19	—	11.67	30.12	1.51	1.26	1.26	1.17	12,730	104
12-31-12	8.19	0.15•	0.98	1.13	0.19	—	—	0.19	—	9.13	14.00	1.55	1.29	1.29	1.74	3,629	96
12-31-11	8.05	0.19•	0.03	0.22	0.08	—	—	0.08	—	8.19	2.76	1.55	1.29	1.29	2.41	2,424	92
Class I
12-31-15	12.50	0.25•	(0.76)	(0.51)	0.23	0.64	—	0.87	—	11.12	(4.46)	0.75	0.64	0.64	2.09	560,041	83
12-31-14	11.80	0.23	0.95	1.18	0.26	0.22	—	0.48	—	12.50	10.09	0.75	0.64	0.64	1.98	643,803	111
12-31-13	9.23	0.19•	2.64	2.83	0.26	—	—	0.26	—	11.80	30.86	0.76	0.66	0.66	1.78	558,826	104
12-31-12	8.26	0.21•	0.99	1.20	0.23	—	—	0.23	—	9.23	14.71	0.80	0.69	0.69	2.35	273,167	96
12-31-11	8.06	0.24•	0.04	0.28	0.08	—	—	0.08	—	8.26	3.51	0.80	0.69	0.69	2.94	248,161	92
Class R6
11-24-15(5) - 12-31-15	11.59	0.03•	(0.30)	(0.27)	0.20	—	—	0.20	—	11.12	(2.37)	0.75	0.64	0.64	2.71	3	83
Class S
12-31-15	12.37	0.21	(0.74)	(0.53)	0.20	0.64	—	0.84	—	11.00	(4.66)	1.00	0.89	0.89	1.84	999,196	83
12-31-14	11.70	0.21•	0.92	1.13	0.24	0.22	—	0.46	—	12.37	9.71	1.00	0.89	0.89	1.73	1,069,662	111
12-31-13	9.14	0.17•	2.61	2.78	0.22	—	—	0.22	—	11.70	30.66	1.01	0.91	0.91	1.53	608,298	104
12-31-12	8.19	0.19•	0.97	1.16	0.21	—	—	0.21	—	9.14	14.35	1.05	0.94	0.94	2.12	80,048	96
12-31-11	8.01	0.22•	0.04	0.26	0.08	—	—	0.08	—	8.19	3.28	1.05	0.94	0.94	2.74	66,983	92
Class S2
12-31-15	12.36	0.20•	(0.75)	(0.55)	0.17	0.64	—	0.81	—	11.00	(4.82)	1.25	1.04	1.04	1.68	596	83
12-31-14	11.69	0.20•	0.92	1.12	0.23	0.22	—	0.45	—	12.36	9.67	1.25	1.04	1.04	1.66	798	111
09-09-13(5) - 12-31-13	10.74	0.05•	0.92	0.97	0.02	—	—	0.02	—	11.69	9.06	1.26	1.06	1.06	1.33	3	104
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Limited Maturity Bond Portfolio
Class ADV
12-31-15	9.87	0.06•	(0.05)	0.01	0.05	—	—	0.05	—	9.83	0.15	1.03	0.88	0.88	0.59	28,178	325
12-31-14	9.88	0.07	(0.04)	0.03	0.04	—	—	0.04	—	9.87	0.31	1.03	0.88	0.88	0.57	36,335	433
12-31-13	9.92	0.03	0.01	0.04	0.08	—	—	0.08	—	9.88	0.36	1.03	0.88	0.88	0.35	40,656	527
12-31-12	9.88	0.03•	0.09	0.12	0.08	—	—	0.08	—	9.92	1.19	1.03	0.88	0.88	0.35	35,265	644
12-31-11	10.15	0.11•	(0.03)	0.08	0.35	—	—	0.35	—	9.88	0.79	1.03	0.88	0.88	1.07	24,671	370
Class I
12-31-15	10.13	0.12•	(0.04)	0.08	0.12	—	—	0.12	—	10.09	0.82	0.28	0.28	0.28	1.20	162,082	325
12-31-14	10.14	0.12•	(0.03)	0.09	0.10	—	—	0.10	—	10.13	0.88	0.28	0.28	0.28	1.17	143,860	433
12-31-13	10.17	0.10•	(0.01)	0.09	0.12	—	—	0.12	—	10.14	0.90	0.28	0.28	0.28	0.94	110,389	527
12-31-12	10.10	0.09•	0.09	0.18	0.11	—	—	0.11	—	10.17	1.81	0.28	0.28	0.28	0.90	229,471	644
12-31-11	10.32	0.18•	(0.04)	0.14	0.36	—	—	0.36	—	10.10	1.35	0.28	0.28	0.28	1.73	32,131	370
Class S
12-31-15	10.19	0.10	(0.04)	0.06	0.10	—	—	0.10	—	10.15	0.55	0.53	0.53	0.53	0.94	99,356	325
12-31-14	10.19	0.10	(0.03)	0.07	0.07	—	—	0.07	—	10.19	0.69	0.53	0.53	0.53	0.92	105,215	433
12-31-13	10.21	0.08	(0.01)	0.07	0.09	—	—	0.09	—	10.19	0.71	0.53	0.53	0.53	0.69	117,451	527
12-31-12	10.14	0.07•	0.08	0.15	0.08	—	—	0.08	—	10.21	1.50	0.53	0.53	0.53	0.71	134,099	644
12-31-11	10.35	0.15•	(0.03)	0.12	0.33	—	—	0.33	—	10.14	1.16	0.53	0.53	0.53	1.45	155,919	370
Voya Multi-Manager Large Cap Core Portfolio
Class ADV
12-31-15	15.54	0.08•	(0.19)	(0.11)	0.05	0.96	—	1.01	—	14.42	(0.93)	1.48	1.32	1.32	0.50	1,245	55
12-31-14	14.72	0.09	1.99	2.08	0.11	1.15	—	1.26	—	15.54	14.66	1.48	1.32	1.32	0.60	1,690	44
12-31-13	11.38	0.09•	3.30	3.39	0.05	—	—	0.05	—	14.72	29.80	1.50	1.33	1.33	0.67	1,541	105
12-31-12	10.46	0.10	0.94	1.04	0.12	—	—	0.12	—	11.38	9.93	1.48	1.33	1.32	0.95	1,268	43
12-31-11	11.12	0.10•	(0.64)	(0.54)	0.12	—	—	0.12	—	10.46	(4.88)	1.48	1.33	1.33	0.92	1,003	12
Class I
12-31-15	15.63	0.17•	(0.19)	(0.02)	0.15	0.96	—	1.11	—	14.50	(0.35)	0.73	0.72	0.72	1.13	337,886	55
12-31-14	14.79	0.18•	2.00	2.18	0.19	1.15	—	1.34	—	15.63	15.31	0.73	0.72	0.72	1.20	262,017	44
12-31-13	11.42	0.17•	3.33	3.50	0.13	—	—	0.13	—	14.79	30.66	0.75	0.73	0.73	1.28	316,869	105
12-31-12	10.50	0.17•	0.93	1.10	0.18	—	—	0.18	—	11.42	10.50	0.73	0.73	0.72	1.54	29,086	43
12-31-11	11.16	0.18	(0.66)	(0.48)	0.18	—	—	0.18	—	10.50	(4.29)	0.73	0.73	0.73	1.49	29,839	12
Class S
12-31-15	15.64	0.13•	(0.18)	(0.05)	0.11	0.96	—	1.07	—	14.52	(0.56)	0.98	0.97	0.97	0.85	61,430	55
12-31-14	14.81	0.13	2.01	2.14	0.16	1.15	—	1.31	—	15.64	14.99	0.98	0.97	0.97	0.95	68,942	44
12-31-13	11.44	0.14•	3.32	3.46	0.09	—	—	0.09	—	14.81	30.29	1.00	0.98	0.98	1.02	56,868	105
12-31-12	10.51	0.14•	0.94	1.08	0.15	—	—	0.15	—	11.44	10.29	0.98	0.98	0.97	1.29	47,686	43
12-31-11	11.17	0.15	(0.66)	(0.51)	0.15	—	—	0.15	—	10.51	(4.56)	0.98	0.98	0.98	1.23	50,748	12
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya U.S. Stock Index Portfolio
Class ADV
12-31-15	14.32	0.18	(0.07)	0.11	0.18	1.28	—	1.46	—	12.97	0.54	1.01	0.79	0.79	1.33	119,692	12
12-31-14	14.26	0.17	1.58	1.75	0.20	1.49	—	1.69	—	14.32	12.77	1.02	0.80	0.80	1.26	122,012	7
12-31-13	11.27	0.16	3.34	3.50	0.20	0.31	—	0.51	—	14.26	31.40	1.02	0.80	0.80	1.32	105,584	9
12-31-12	10.23	0.18•	1.34	1.52	0.17	0.31	—	0.48	—	11.27	15.15	1.02	0.80	0.80	1.59	67,287	7
12-31-11	10.76	0.14•	0.02	0.16	0.18	0.51	—	0.69	—	10.23	1.30	1.01	0.79	0.79	1.37	27,415	21
Class I
12-31-15	14.68	0.26•	(0.06)	0.20	0.26	1.28	—	1.54	—	13.34	1.11	0.26	0.26	0.26	1.86	4,149,051	12
12-31-14	14.57	0.26•	1.61	1.87	0.27	1.49	—	1.76	—	14.68	13.37	0.27	0.27	0.27	1.79	4,186,235	7
12-31-13	11.50	0.24•	3.40	3.64	0.26	0.31	—	0.57	—	14.57	32.04	0.27	0.27	0.27	1.85	4,322,478	9
12-31-12	10.41	0.23•	1.39	1.62	0.22	0.31	—	0.53	—	11.50	15.79	0.27	0.27	0.27	2.05	4,207,241	7
12-31-11	10.92	0.19	0.02	0.21	0.21	0.51	—	0.72	—	10.41	1.81	0.26	0.26	0.26	1.84	3,855,696	21
Class S
12-31-15	14.59	0.23•	(0.07)	0.16	0.21	1.28	—	1.49	—	13.26	0.89	0.51	0.50	0.50	1.62	50,470	12
12-31-14	14.49	0.23•	1.60	1.83	0.24	1.49	—	1.73	—	14.59	13.11	0.52	0.51	0.51	1.55	57,095	7
12-31-13	11.44	0.20	3.39	3.59	0.23	0.31	—	0.54	—	14.49	31.75	0.52	0.51	0.51	1.61	37,259	9
12-31-12	10.36	0.20•	1.38	1.58	0.19	0.31	—	0.50	—	11.44	15.48	0.52	0.51	0.51	1.80	25,865	7
12-31-11	10.87	0.16	0.03	0.19	0.19	0.51	—	0.70	—	10.36	1.58	0.51	0.50	0.50	1.61	27,133	21
Class S2
12-31-15	14.46	0.20•	(0.06)	0.14	0.20	1.28	—	1.48	—	13.12	0.75	0.76	0.66	0.66	1.46	182,682	12
12-31-14	14.38	0.19	1.60	1.79	0.22	1.49	—	1.71	—	14.46	12.94	0.77	0.67	0.67	1.39	177,899	7
12-31-13	11.37	0.19•	3.35	3.54	0.22	0.31	—	0.53	—	14.38	31.46	0.77	0.67	0.67	1.46	157,313	9
12-31-12	10.31	0.19•	1.36	1.55	0.18	0.31	—	0.49	—	11.37	15.29	0.77	0.67	0.67	1.69	93,052	7
12-31-11	10.83	0.16•	0.01	0.17	0.18	0.51	—	0.69	—	10.31	1.43	0.76	0.66	0.66	1.47	55,893	21
VY® Clarion Real Estate Portfolio
Class ADV
12-31-15	33.65	0.36•	0.49	0.85	0.39	—	—	0.39	—	34.11	2.58	1.59	1.31	1.31	1.08	90,056	41
12-31-14	26.29	0.33•	7.39	7.72	0.36	—	—	0.36	—	33.65	29.48	1.59	1.28	1.28	1.08	89,699	30
12-31-13	26.18	0.30•	0.15	0.45	0.34	—	—	0.34	—	26.29	1.65	1.61	1.21	1.21	1.11	62,462	52
12-31-12	22.94	0.28•	3.20	3.48	0.24	—	—	0.24	—	26.18	15.17	1.60	1.21	1.21	1.11	48,742	35
12-31-11	21.32	0.34•	1.61	1.95	0.33	—	—	0.33	—	22.94	9.09	1.47	1.19	1.19	1.53	26,977	33
Class I
12-31-15	35.17	0.58•	0.52	1.10	0.56	—	—	0.56	—	35.71	3.20	0.84	0.71	0.71	1.65	128,447	41
12-31-14	27.42	0.52•	7.73	8.25	0.50	—	—	0.50	—	35.17	30.27	0.84	0.68	0.68	1.64	142,041	30
12-31-13	27.22	0.48•	0.17	0.65	0.45	—	—	0.45	—	27.42	2.27	0.86	0.61	0.61	1.67	116,778	52
12-31-12	23.77	0.45•	3.32	3.77	0.32	—	—	0.32	—	27.22	15.85	0.85	0.61	0.61	1.70	114,961	35
12-31-11	21.97	0.47•	1.68	2.15	0.35	—	—	0.35	—	23.77	9.76	0.72	0.59	0.59	2.02	69,269	33
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Clarion Real Estate Portfolio (continued)
Class S
12-31-15	35.06	0.48•	0.53	1.01	0.47	—	—	0.47	—	35.60	2.95	1.09	0.96	0.96	1.38	430,712	41
12-31-14	27.35	0.43•	7.70	8.13	0.42	—	—	0.42	—	35.06	29.87	1.09	0.93	0.93	1.37	489,653	30
12-31-13	27.14	0.39•	0.19	0.58	0.37	—	—	0.37	—	27.35	2.06	1.11	0.86	0.86	1.38	420,035	52
12-31-12	23.71	0.36•	3.33	3.69	0.26	—	—	0.26	—	27.14	15.54	1.10	0.86	0.86	1.39	474,299	35
12-31-11	21.92	0.40•	1.69	2.09	0.30	—	—	0.30	—	23.71	9.50	0.97	0.84	0.84	1.74	449,964	33
Class S2
12-31-15	34.85	0.44•	0.51	0.95	0.41	—	—	0.41	—	35.39	2.79	1.34	1.11	1.11	1.26	26,084	41
12-31-14	27.18	0.38•	7.76	8.05	0.38	—	—	0.38	—	34.85	29.74	1.34	1.08	1.08	1.21	28,313	30
12-31-13	26.99	0.35•	0.18	0.53	0.34	—	—	0.34	—	27.18	1.87	1.36	1.01	1.01	1.25	25,796	52
12-31-12	23.59	0.33•	3.30	3.63	0.23	—	—	0.23	—	26.99	15.38	1.35	1.01	1.01	1.25	26,559	35
12-31-11	21.82	0.37•	1.67	2.04	0.27	—	—	0.27	—	23.59	9.31	1.22	0.99	0.99	1.61	22,854	33
VY® Franklin Income Portfolio
Class ADV
12-31-15	11.03	0.40•	(1.11)	(0.71)	0.50	—	—	0.50	—	9.82	(6.72)	1.52	1.37	1.37	3.80	68,152	18
12-31-14	10.94	0.41•	0.12	0.53	0.44	—	—	0.44	—	11.03	4.69	1.51	1.36	1.36	3.66	78,155	26
12-31-13	10.09	0.41•	0.98	1.39	0.54	—	—	0.54	—	10.94	14.14	1.51	1.36	1.36	3.91	53,031	23
12-31-12	9.55	0.52•	0.62	1.14	0.60	—	—	0.60	—	10.09	12.33	1.53	1.38	1.38	5.22	28,291	25
12-31-11	9.91	0.53•	(0.31)	0.22	0.58	—	—	0.58	—	9.55	2.06	1.52	1.37	1.37	5.42	17,231	25
Class I
12-31-15	11.43	0.47•	(1.16)	(0.69)	0.56	—	—	0.56	—	10.18	(6.34)	0.77	0.77	0.77	4.11	9,222	18
12-31-14	11.30	0.51•	0.09	0.60	0.47	—	—	0.47	—	11.43	5.21	0.76	0.76	0.76	4.31	311,844	26
12-31-13	10.38	0.46	1.04	1.50	0.58	—	—	0.58	—	11.30	14.81	0.76	0.76	0.76	4.53	326,510	23
12-31-12	9.77	0.59•	0.66	1.25	0.64	—	—	0.64	—	10.38	13.17	0.78	0.78	0.78	5.83	274,701	25
12-31-11	10.08	0.60•	(0.32)	0.28	0.59	—	—	0.59	—	9.77	2.63	0.77	0.77	0.77	5.97	266,035	25
Class S
12-31-15	11.35	0.45•	(1.13)	(0.68)	0.53	—	—	0.53	—	10.14	(6.31)	1.02	1.02	1.02	4.14	414,907	18
12-31-14	11.23	0.47•	0.10	0.57	0.45	—	—	0.45	—	11.35	4.91	1.01	1.01	1.01	4.05	554,146	26
12-31-13	10.31	0.46•	1.02	1.48	0.56	—	—	0.56	—	11.23	14.64	1.01	1.01	1.01	4.28	556,255	23
12-31-12	9.71	0.56•	0.65	1.21	0.61	—	—	0.61	—	10.31	12.85	1.03	1.03	1.03	5.58	513,445	25
12-31-11	10.03	0.57•	(0.32)	0.25	0.57	—	—	0.57	—	9.71	2.31	1.02	1.02	1.02	5.73	487,480	25
Class S2
12-31-15	11.32	0.44•	(1.15)	(0.71)	0.50	—	—	0.50	—	10.11	(6.51)	1.27	1.17	1.17	3.99	7,770	18
12-31-14	11.20	0.45	0.10	0.55	0.43	—	—	0.43	—	11.32	4.79	1.26	1.16	1.16	3.91	10,975	26
12-31-13	10.29	0.45•	1.00	1.45	0.54	—	—	0.54	—	11.20	14.40	1.26	1.16	1.16	4.14	10,543	23
12-31-12	9.69	0.52	0.68	1.20	0.60	—	—	0.60	—	10.29	12.73	1.28	1.18	1.18	5.42	10,258	25
12-31-11	10.01	0.54	(0.30)	0.24	0.56	—	—	0.56	—	9.69	2.20	1.27	1.17	1.17	5.58	8,994	25
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-15	19.83	0.01	(0.58)	(0.57)	—	2.44	—	2.44	—	16.82	(4.02)	1.60	1.45	1.45	0.12	105,259	38
12-31-14	20.05	(0.03)	1.55	1.52	0.04	1.70	—	1.74	—	19.83	7.94	1.60	1.45	1.45	(0.11)	101,728	42
12-31-13	14.94	0.02•	5.66	5.68	0.13	0.44	—	0.57	—	20.05	38.52	1.61	1.46	1.46	0.13	85,366	41
12-31-12	12.65	0.13•	2.18	2.31	0.02	—	—	0.02	—	14.94	18.24	1.63	1.48	1.48	0.91	36,780	39
12-31-11	12.90	0.00*•	(0.20)	(0.20)	0.05	—	—	0.05	—	12.65	(1.60)	1.63	1.48	1.48	0.01	15,311	42
Class I
12-31-15	20.70	0.14	(0.62)	(0.48)	0.10	2.44	—	2.54	—	17.68	(3.45)	0.85	0.85	0.85	0.72	159,243	38
12-31-14	20.81	0.09	1.62	1.71	0.12	1.70	—	1.82	—	20.70	8.61	0.85	0.85	0.85	0.48	160,190	42
12-31-13	15.43	0.12	5.87	5.99	0.17	0.44	—	0.61	—	20.81	39.36	0.86	0.86	0.86	0.70	136,611	41
12-31-12	13.02	0.19•	2.28	2.47	0.06	—	—	0.06	—	15.43	18.98	0.88	0.88	0.88	1.33	90,638	39
12-31-11	13.23	0.08	(0.22)	(0.14)	0.07	—	—	0.07	—	13.02	(1.07)	0.88	0.88	0.88	0.51	74,782	42
Class S
12-31-15	20.49	0.09	(0.62)	(0.53)	0.04	2.44	—	2.48	—	17.48	(3.68)	1.10	1.10	1.10	0.47	404,369	38
12-31-14	20.62	0.05	1.59	1.64	0.07	1.70	—	1.77	—	20.49	8.35	1.10	1.10	1.10	0.22	459,361	42
12-31-13	15.31	0.06	5.83	5.89	0.14	0.44	—	0.58	—	20.62	38.95	1.11	1.11	1.11	0.46	482,759	41
12-31-12	12.92	0.15•	2.26	2.41	0.02	—	—	0.02	—	15.31	18.70	1.13	1.13	1.13	1.02	298,434	39
12-31-11	13.14	0.04	(0.21)	(0.17)	0.05	—	—	0.05	—	12.92	(1.34)	1.13	1.13	1.13	0.27	273,159	42
Class S2
12-31-15	20.32	0.06	(0.62)	(0.56)	0.01	2.44	—	2.45	—	17.31	(3.87)	1.35	1.25	1.25	0.33	40,756	38
12-31-14	20.45	0.02	1.59	1.61	0.04	1.70	—	1.74	—	20.32	8.24	1.35	1.25	1.25	0.07	48,220	42
12-31-13	15.19	0.05•	5.76	5.81	0.11	0.44	—	0.55	—	20.45	38.73	1.36	1.26	1.26	0.29	51,463	41
12-31-12	12.82	0.13•	2.24	2.37	0.00*	—	—	0.00*	—	15.19	18.50	1.38	1.28	1.28	0.90	39,862	39
12-31-11	13.03	0.02	(0.20)	(0.18)	0.03	—	—	0.03	—	12.82	(1.43)	1.38	1.28	1.28	0.12	35,316	42
VY® Templeton Global Growth Portfolio
Class ADV
12-31-15	15.08	0.17	(1.27)	(1.10)	0.37	0.45	—	0.82	—	13.16	(7.89)	1.68	1.53	1.53	1.20	6	21
12-31-14	15.70	0.30	(0.78)	(0.48)	0.14	—	—	0.14	—	15.08	(3.11)	1.64	1.49	1.49	1.89	6	18
12-31-13	12.23	0.12	3.54	3.66	0.19	—	—	0.19	—	15.70	30.13	1.64	1.49	1.49	0.89	6	12
12-31-12	10.32	0.17•	1.97	2.14	0.23	—	—	0.23	—	12.23	21.16	1.66	1.51	1.51	1.53	5	14
12-31-11	11.12	0.17	(0.84)	(0.67)	0.13	—	—	0.13	—	10.32	(6.25)	1.65	1.50	1.49	1.57	1	22
Class I
12-31-15	15.40	0.33•	(1.36)	(1.03)	0.46	0.45	—	0.91	—	13.46	(7.31)	0.90	0.90	0.90	2.07	1,837	21
12-31-14	16.02	0.40•	(0.79)	(0.39)	0.23	—	—	0.23	—	15.40	(2.56)	0.89	0.89	0.89	2.47	298,762	18
12-31-13	12.46	0.21•	3.61	3.82	0.26	—	—	0.26	—	16.02	30.96	0.89	0.89	0.89	1.50	319,415	12
12-31-12	10.45	0.22•	2.04	2.26	0.25	—	—	0.25	—	12.46	22.01	0.91	0.91	0.91	1.97	265,785	14
12-31-11	11.25	0.26	(0.86)	(0.60)	0.20	—	—	0.20	—	10.45	(5.49)	0.90	0.90	0.89	2.19	257,173	22
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Templeton Global Growth Portfolio (continued)
Class S
12-31-15	15.46	0.24•	(1.32)	(1.08)	0.41	0.45	—	0.86	—	13.52	(7.56)	1.18	1.18	1.18	1.57	203,957	21
12-31-14	16.08	0.36•	(0.79)	(0.43)	0.19	—	—	0.19	—	15.46	(2.77)	1.14	1.14	1.14	2.25	257,772	18
12-31-13	12.51	0.18•	3.62	3.80	0.23	—	—	0.23	—	16.08	30.62	1.14	1.14	1.14	1.25	307,054	12
12-31-12	10.48	0.20•	2.04	2.24	0.21	—	—	0.21	—	12.51	21.76	1.16	1.16	1.16	1.72	255,663	14
12-31-11	11.28	0.22•	(0.84)	(0.62)	0.18	—	—	0.18	—	10.48	(5.71)	1.15	1.15	1.14	1.96	239,463	22
Class S2
12-31-15	15.34	0.21•	(1.30)	(1.09)	0.38	0.45	—	0.83	—	13.42	(7.69)	1.43	1.33	1.33	1.42	3,401	21
12-31-14	15.97	0.34•	(0.80)	(0.46)	0.17	—	—	0.17	—	15.34	(2.98)	1.39	1.29	1.29	2.12	4,879	18
12-31-13	12.43	0.16•	3.59	3.75	0.21	—	—	0.21	—	15.97	30.46	1.39	1.29	1.29	1.10	5,901	12
12-31-12	10.42	0.18•	2.03	2.21	0.20	—	—	0.20	—	12.43	21.53	1.41	1.31	1.31	1.57	4,626	14
12-31-11	11.21	0.20•	(0.83)	(0.63)	0.16	—	—	0.16	—	10.42	(5.78)	1.40	1.30	1.29	1.82	3,900	22

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015

NOTE 1 — ORGANIZATION
Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-five active separate investment series. The ten series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya High Yield Portfolio (“High Yield”), Voya Large Cap Growth Portfolio (“Large Cap Growth”), Voya Large Cap Value Portfolio (“Large Cap Value”), Voya Limited Maturity Bond Portfolio (“Limited Maturity Bond”), Voya Multi-Manager Large Cap Core Portfolio (“Multi-Manager Large Cap Core”), Voya U.S. Stock Index Portfolio (“U.S. Stock Index”), VY® Clarion Real Estate Portfolio (“Clarion Real Estate”), VY® Franklin Income Portfolio (“Franklin Income”), VY® JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), and VY® Templeton Global Growth Portfolio (“Templeton Global Growth”), each a diversified series of the Trust. Prior to January 30, 2015, Clarion Real Estate was a non-diversified series of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the Investment Adviser to the Portfolios. Effective May 1, 2015, for Large Cap
Growth, Large Cap Value, Clarion Real Estate and Franklin Income, DSL oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Pursuant to a contract with its affiliate DSL, Voya Investments provides administrative services to those Portfolios advised by DSL. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to High Yield, Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or,

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, will be declared and paid annually by High Yield. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Credit Risk. The price of a bond and other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons, or if the issuer is late (or defaults) in paying interest or principal.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a Portfolio that invests in

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements. At December 31, 2015, there were no open OTC derivative instruments in any Portfolio.
H. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations.
Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2015, JPMorgan Small Cap Core Equity and U.S. Stock Index have purchased futures contracts on various equity indexes to increase exposure to equity risk. In addition, Limited Maturity Bond has purchased and sold futures contracts on various bonds and notes to increase exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.
During the year ended December 31, 2015, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at December 31, 2015.
	Purchased	Sold
Limited Maturity Bond	$62,411,546	$26,878,466
U.S. Stock Index	47,798,352	—
JPMorgan Small Cap Core Equity	9,134,660	—
I. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended December 31, 2015, Limited Maturity Bond had purchased interest rate swaptions to manage its duration strategy. There were no open purchased interest rate swaptions at December 31, 2015. Please refer to Note 9 for the volume of purchased options for Limited Maturity Bond during the year ended December 31, 2015.
J. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolios of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a
component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolios of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which a Portfolio is seller of protection are disclosed following the Summary Portfolio of Investments for Limited Maturity Bond. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2015, Limited Maturity Bond had sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Portfolio used CDX swaps to gain additional exposure within various sectors of the credit markets.
For the year ended December 31, 2015, Limited Maturity Bond had an average notional amount of  $5,000,000 on CDX swaps to sell protection. Please refer to the table following the Summary Portfolio of Investments for open CDX swaps to sell protection at December 31, 2015.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2015, Limited Maturity Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to interest rate risk. Average notional amounts on short interest rate swaps for the Portfolio were $20,882,000.
Limited Maturity Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at December 31, 2015.
At December 31, 2015, Limited Maturity Bond had posted $580,000 in cash collateral for open centrally cleared interest rate swaps.
K. Equity-Linked Securities. Franklin Income invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income earned from equity-linked securities is recorded as Interest income in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The Portfolio records the net change in the fair value of the equity-linked security on the accompanying Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the equity-linked security. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Summary Portfolio of Investments for open equity-linked securities at December 31, 2015.
L. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2015.
M. Securities Lending. The Portfolios may loan up to 33 1∕3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
N. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
O. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:
	Purchases	Sales
High Yield	$228,213,782	$285,341,839
Large Cap Growth	4,521,887,895	5,323,775,703
Large Cap Value	1,371,329,913	1,607,638,125
Limited Maturity Bond	108,188,524	102,788,140
Multi-Manager Large Cap Core	278,961,725	203,609,685
U.S. Stock Index	527,849,404	549,790,560
Clarion Real Estate	291,193,330	364,838,986
Franklin Income	125,412,512	485,850,334
JPMorgan Small Cap Core Equity	279,549,735	310,742,780
Templeton Global Growth	88,237,026	409,989,144
U.S. government securities not included above were as follows:
	Purchases	Sales
Limited Maturity Bond	$810,910,314	$818,801,972
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, Large Cap Growth, Large Cap Value, Clarion Real Estate and Franklin Income had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Portfolio	Fee
Large Cap Growth	0.55% on the first $5.5 billion; 0.52% on the next $1.5 billion; and 0.50% thereafter
Large Cap Value	0.65% on the first $500 million; and 0.60% on the amount in excess of $500 million
Clarion Real Estate	0.75% on the first $200 million; 0.70% on the next $550 million; and 0.65% on the amount in excess of $750 million
Franklin Income	0.65% on the first $500 million; and 0.60% on the amount in excess of $500 million
Also, prior to May 1, 2015, Large Cap Growth, Large Cap Value, Clarion Real Estate and Franklin Income had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for these Portfolios’ operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Management Agreement and Administrative Agreement for Large Cap Growth, Large Cap Value, Clarion Real Estate and Franklin Income were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The Amended and Restated Investment Management Agreement for Large Cap Growth, Large Cap Value, Clarion Real Estate and Franklin Income compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Portfolio	Fee
Large Cap Growth(1)	0.65% on the first $5.5 billion; 0.62% on the next $1.5 billion; 0.60% on the next $3 billion; and 0.59% on the amount in excess of $10 billion
Large Cap Value	0.75% on the first $500 million; and 0.70% on the amount in excess of $500 million
Clarion Real Estate	0.85% on the first $200 million; 0.80% on the next $550 million; and 0.75% on the amount in excess of $750 million
Franklin Income	0.75% on the first $500 million; and 0.70% on the amount in excess of $500 million

(1)
Effective May 1, 2015, additional breakpoints were incorporated.

With the exception of the Portfolios in the table above, the Investment Adviser provides the below Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of a Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of each Portfolio:
Portfolio	Fee
High Yield	0.490% on the first $1 billion; 0.480% on the next $1 billion; 0.470% on the amount in excess of $2 billion
Portfolio	Fee
Limited Maturity Bond(1)	0.350% on the first $200 million; 0.300% on the next $300 million; 0.250% on the amount in excess of $500 million
Multi-Manager Large Cap Core	0.725% on the first $500 million; 0.675% on the next $500 million; 0.625% on the amount in excess of $1 billion
U.S. Stock Index	0.260%
JPMorgan Small Cap Core Equity	0.900% on the first $200 million; 0.850% on the next $300 million; 0.800% on the next $250 million; 0.750% on the amount in excess of $750 million
Templeton Global Growth	0.960% on the first $250 million; 0.860% on the next $250 million; 0.760% on the amount in excess of $500 million

(1)
The assets of Limited Maturity Bond are aggregated with those of Voya Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee.

The Investment Adviser has contractually agreed to waive a portion of the advisory fee for High Yield, Large Cap Value, Multi-Manager Large Cap Core and Clarion Real Estate in connection with sub-advisory fee reductions for these Portfolios. The waiver is calculated as follows:
Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate)
For the year ended December 31, 2015, the Investment Adviser waived $109,323, $200,174, $29,025 and $281,139 for High Yield, Large Cap Value, Multi-Manager Large Cap Core, and Clarion Real Estate, respectively. Termination or modification of these obligations requires approval by the Board.
The Trust and the Investment Adviser have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes a Related Party adviser):
Portfolio	Sub-Adviser
High Yield	Voya Investment Management Co. LLC*
Large Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
Limited Maturity Bond	Voya Investment Management Co. LLC*
Multi-Manager Large Cap Core	Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Portfolio	Sub-Adviser
U.S. Stock Index	Voya Investment Management Co. LLC*
Clarion Real Estate	CBRE Clarion Securities LLC
Franklin Income	Franklin Advisers, Inc.
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
Templeton Global Growth	Templeton Global Advisors Limited
NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each respective Portfolio that offers Class S2 shares has entered into a Rule 12b-1 distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to the Distributor at an annual rate of 0.25% of the average daily net assets. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Pursuant to a side agreement, the Distributor agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. Termination or modification of these obligations requires approval by the Board.
Class ADV shares of the respective Portfolios have a Rule 12b-1 shareholder service and distribution plan. The respective Portfolios pay the Distributor a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. Pursuant to a side agreement the Distributor agreed to waive 0.22% of the distribution fee for Class ADV shares of U.S. Stock Index. Termination or modification of these obligations requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Limited Maturity Bond	8.76%
	JPMorgan Small Cap Core Equity	7.43
Security Life of Denver Insurance Company	Limited Maturity Bond	8.81
Voya Institutional Trust Company	High Yield	13.15
	Large Cap Growth	10.28
	Large Cap Value	12.97
	Limited Maturity Bond	10.06
	Clarion Real Estate	16.77
	Franklin Income	13.90
	JPMorgan Small Cap Core Equity	18.74
Voya Insurance and Annuity Company	High Yield	56.76
	Large Cap Growth	56.08
	Large Cap Value	58.41
	Limited Maturity Bond	12.83
	Multi-Manager Large Cap Core	14.83
	Clarion Real Estate	34.45
	Franklin Income	79.86
	JPMorgan Small Cap Core Equity	40.95
	Templeton Global Growth	94.65
Voya Retirement Growth Portfolio	U.S. Stock Index	25.93
Voya Retirement Insurance and Annuity Company	High Yield	24.14
	Large Cap Growth	22.02
	Large Cap Value	22.26
	Multi-Manager Large Cap Core	5.82
	U.S. Stock Index	18.71
	Clarion Real Estate	36.85
	JPMorgan Small Cap Core Equity	27.35
Voya Retirement Moderate Growth Portfolio	U.S. Stock Index	16.30
Voya Retirement Moderate Portfolio	U.S. Stock Index	6.82
Voya Solution 2025 Portfolio	Multi-Manager Large Cap Core	12.35
Voya Solution 2035 Portfolio	Multi-Manager Large Cap Core	22.98
Voya Solution 2045 Portfolio	Multi-Manager Large Cap Core	16.23
Voya Solution Income Portfolio	Multi-Manager Large Cap Core	6.14
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Large Cap Core	15.81

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Large Cap Growth(1)(2)	1.27%	0.67%	0.67%	0.92%	1.07%
Large Cap Value(3)	1.29%	0.69%	0.69%	0.94%	1.09%
Clarion Real Estate	1.35%	0.75%	N/A	1.00%	1.15%
Franklin Income	1.39%	0.79%	N/A	1.04%	1.19%

(1)
Prior to May 1, 2015, the expense limits for Large Cap Growth were 1.20%, 0.60%, 0.85%, and 1.00% for Class ADV, Class I, Class S, and Class S2, respectively. Any fees waived pursuant to the Expense Limitation Agreement effective May 1, 2015 shall not be eligible for recoupment.

(2)
Pursuant to a side letter agreement effective May 1, 2015 through July 14, 2015, the expense limits for Large Cap Growth were 1.24%, 0.64%, 0.89%, and 1.04% for Class ADV, Class I, Class S, and Class S2, respectively. Any fees waived pursuant to the side letter agreement were not eligible for recoupment.

(3)
Pursuant to a side letter agreement, through June 19, 2016 for all classes, except for Class R6, which is through May 1, 2017, the Investment Adviser has further lowered the expense limits for Large Cap Value to 1.25%, 0.65%, 0.65%, 0.90%, and 1.05% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

The Investment Adviser may, at a later date, recoup (unless otherwise stated above) from a Portfolio for fees waived and other expenses assumed by each Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2015, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2016	2017	2018	Total
Large Cap Value Portfolio	$281,852	$—	$—	$281,852
Clarion Real Estate	1,386,705	872,802	639,262	2,898,769
The Expense Limitation Agreements are contractual through May 1, 2016, except for Large Cap Value and Large Cap Growth Class R6, which is through May 1, 2017, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 8 — LINE OF CREDIT
The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2015, as follows:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large Cap Growth	5	$8,121,400	1.32%
Large Cap Value	5	8,991,800	1.12
Limited Maturity Bond	2	4,834,000	1.13
Multi-Manager Large Cap Core	6	1,657,333	1.30
U.S. Stock Index	25	2,739,760	1.21
Clarion Real Estate	3	2,072,000	1.14
Franklin Income	3	2,571,000	1.13
JPMorgan Small Cap Core Equity	2	724,000	1.13
Templeton Global Growth	14	1,184,786	1.13
NOTE 9 — PURCHASED OPTIONS
Transactions in purchased interest rate swaptions for Limited Maturity Bond during the year ended December 31, 2015 were as follows:
	USD Notional	Cost
Balance at 12/31/2014	16,595,000	$76,337
Options Expired	(16,595,000)	(76,337)
Balance at 12/31/2015	—	$—

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
High Yield
Class ADV
12/31/2015	582,234	—	575,637	(2,048,987)	(891,116)	5,767,267	—	5,742,211	(20,539,547)	(9,030,069)
12/31/2014	1,172,161	—	628,961	(1,874,101)	(72,979)	12,392,700	—	6,641,564	(19,750,942)	(716,678)
Class I
12/31/2015	1,985,391	—	371,639	(1,589,025)	768,005	19,341,894	—	3,701,062	(15,897,786)	7,145,170
12/31/2014	2,807,044	—	352,216	(5,245,531)	(2,086,271)	29,926,386	—	3,718,552	(55,825,467)	(22,180,529)
Class S
12/31/2015	4,192,013	—	3,230,882	(15,260,056)	(7,837,161)	42,019,779	—	32,239,715	(151,959,039)	(77,699,545)
12/31/2014	6,913,248	—	3,815,061	(17,463,735)	(6,735,426)	73,357,648	—	40,301,990	(183,426,710)	(69,767,072)
Class S2
12/31/2015	90,629	—	34,519	(233,297)	(108,149)	910,788	—	345,147	(2,369,959)	(1,114,024)
12/31/2014	191,872	—	39,111	(185,512)	45,471	2,035,255	—	413,570	(1,973,197)	475,628
Large Cap Growth
Class ADV
12/31/2015	1,273,603	—	13,121,981	(19,480,348)	(5,084,764)	23,915,095	—	240,132,249	(368,977,029)	(104,929,685)
12/31/2014	1,684,617	1,202,100	10,389,703	(22,618,737)	(9,342,317)	30,690,772	21,479,691	186,391,263	(416,690,011)	(178,128,285)
Class I
12/31/2015	13,222,278	—	9,894,796	(17,035,265)	6,081,809	260,785,754	—	191,266,400	(336,044,688)	116,007,466
12/31/2014	10,161,503	12,810,368	6,085,190	(14,375,586)	14,681,475	195,211,587	240,413,785	114,644,972	(275,962,124)	274,308,220
Class R6
11/24/2015(1) - 12/31/2015	154	—	—	—	154	3,000	—	—	—	3,000

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Growth (continued)
Class S
12/31/2015	1,252,270	—	11,922,054	(22,097,380)	(8,923,056)	24,657,060	—	226,399,809	(432,276,025)	(181,219,156)
12/31/2014	1,969,033	61,351,290	5,676,683	(24,694,980)	44,302,026	37,064,769	1,133,752,594	105,302,467	(467,020,664)	809,099,166
Class S2
12/31/2015	288,412	—	447,503	(1,011,057)	(275,142)	5,678,144	—	8,453,330	(19,481,778)	(5,350,304)
12/31/2014	513,338	1,488,656	230,934	(659,314)	1,573,614	9,676,795	27,381,212	4,265,356	(12,296,942)	29,026,421
Large Cap Value
Class ADV
12/31/2015	581,254	753,692	366,605	(935,703)	765,848	6,876,916	8,765,620	4,279,874	(10,968,983)	8,953,427
12/31/2014	334,346	4,921,353	86,214	(1,074,838)	4,267,075	4,058,104	59,998,439	1,066,849	(12,936,686)	52,186,706
Class I
12/31/2015	3,193,298	—	3,649,050	(7,987,806)	(1,145,458)	38,734,443	—	43,262,251	(95,409,010)	(13,412,316)
12/31/2014	8,897,674	446,072	1,850,810	(7,017,574)	4,176,982	108,869,097	5,519,604	23,046,995	(85,514,913)	51,920,783
Class R6
11/24/2015(1) - 12/31/2015	260	—	—	—	260	3,000	—	—	—	3,000
Class S
12/31/2015	741,937	16,149,042	5,652,992	(18,150,805)	4,393,166	8,585,051	189,100,838	66,251,155	(217,322,153)	46,614,891
12/31/2014	1,322,570	52,374,478	2,256,434	(21,485,671)	34,467,811	15,997,329	641,082,194	27,873,887	(261,060,126)	423,893,284
Class S2
12/31/2015	16,262	—	3,978	(30,555)	(10,315)	196,653	—	46,755	(364,510)	(121,102)
12/31/2014	28,430	45,372	1,381	(10,915)	64,268	336,931	554,882	17,082	(128,938)	779,957
Limited Maturity Bond
Class ADV
12/31/2015	378,571	—	18,355	(1,214,458)	(817,532)	3,747,997	—	180,976	(12,004,388)	(8,075,415)
12/31/2014	617,411	—	15,930	(1,066,941)	(433,600)	6,106,355	—	157,232	(10,554,648)	(4,291,061)
Class I
12/31/2015	8,104,021	—	180,602	(6,422,584)	1,862,039	81,866,325	—	1,822,280	(64,903,785)	18,784,820
12/31/2014	5,908,837	—	123,921	(2,722,122)	3,310,636	59,930,542	—	1,252,835	(27,602,712)	33,580,665
Class S
12/31/2015	1,279,736	—	96,762	(1,916,235)	(539,737)	13,074,682	—	983,100	(19,547,621)	(5,489,839)
12/31/2014	797,267	—	74,072	(2,069,170)	(1,197,831)	8,146,913	—	754,053	(21,130,589)	(12,229,623)
Multi-Manager Large Cap Core
Class ADV
12/31/2015	404	—	5,977	(28,789)	(22,408)	6,159	—	89,533	(440,862)	(345,170)
12/31/2014	34,544	—	8,172	(38,617)	4,099	510,486	—	120,353	(580,045)	50,794
Class I
12/31/2015	11,886,836	—	1,475,164	(6,833,300)	6,528,700	181,116,966	—	22,239,938	(102,858,837)	100,498,067
12/31/2014	1,942,328	—	1,542,240	(8,139,677)	(4,655,109)	28,684,998	—	22,986,630	(120,811,254)	(69,139,626)
Class S
12/31/2015	965,765	—	309,708	(1,452,911)	(177,438)	14,858,777	—	4,676,639	(22,258,876)	(2,723,460)
12/31/2014	1,137,134	—	315,067	(884,019)	568,182	17,305,635	—	4,695,842	(13,242,979)	8,758,498
U.S. Stock Index
Class ADV
12/31/2015	1,281,650	—	958,968	(1,535,463)	705,155	18,011,129	—	12,864,158	(21,003,716)	9,871,571
12/31/2014	1,385,245	—	960,326	(1,229,402)	1,116,169	19,691,185	—	13,336,548	(17,342,794)	15,684,939
Class I
12/31/2015	56,007,046	—	31,888,037	(62,031,578)	25,863,505	769,071,654	—	440,242,790	(870,041,510)	339,272,934
12/31/2014	50,399,260	—	36,821,832	(98,739,510)	(11,518,418)	745,972,851	—	525,612,993	(1,430,311,262)	(158,725,418)
Class S
12/31/2015	1,828,842	—	516,999	(2,452,042)	(106,201)	26,573,176	—	7,095,700	(33,424,641)	244,235
12/31/2014	1,963,343	—	485,005	(1,106,637)	1,341,711	28,283,110	—	6,870,530	(15,918,423)	19,235,217

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
U.S. Stock Index (continued)
Class S2
12/31/2015	2,484,105	—	1,370,917	(2,227,840)	1,627,182	34,383,787	—	18,601,178	(30,804,881)	22,180,084
12/31/2014	3,039,787	—	1,363,675	(3,038,424)	1,365,038	43,824,767	—	19,140,785	(43,332,823)	19,632,729
Clarion Real Estate
Class ADV
12/31/2015	512,500	—	32,891	(571,004)	(25,613)	17,478,523	—	1,065,345	(19,006,652)	(462,784)
12/31/2014	644,748	—	29,108	(383,620)	290,236	19,688,311	—	900,882	(11,678,730)	8,910,463
Class I
12/31/2015	1,643,557	—	65,038	(2,150,426)	(441,831)	57,844,651	—	2,198,922	(75,085,284)	(15,041,711)
12/31/2014	1,010,845	—	63,006	(1,293,066)	(219,215)	31,948,209	—	2,032,561	(40,803,309)	(6,822,539)
Class S
12/31/2015	825,729	—	180,617	(2,873,990)	(1,867,644)	29,667,599	—	6,097,641	(99,547,745)	(63,782,505)
12/31/2014	1,094,827	—	193,094	(2,683,405)	(1,395,484)	34,508,808	—	6,217,614	(84,792,641)	(44,066,219)
Class S2
12/31/2015	77,488	—	9,317	(162,223)	(75,418)	2,688,619	—	312,860	(5,633,243)	(2,631,764)
12/31/2014	79,932	—	10,498	(226,886)	(136,456)	2,492,045	—	336,249	(7,149,195)	(4,320,901)
Franklin Income
Class ADV
12/31/2015	623,577	—	337,505	(1,109,644)	(148,562)	6,736,896	—	3,533,678	(11,620,571)	(1,349,997)
12/31/2014	2,859,037	—	252,145	(869,924)	2,241,258	32,576,578	—	2,884,535	(9,785,370)	25,675,743
Class I
12/31/2015	893,359	—	1,313,310	(28,574,172)	(26,367,503)	10,331,839	—	14,249,415	(308,203,900)	(283,622,646)
12/31/2014	2,339,896	—	1,125,590	(5,089,882)	(1,624,396)	27,353,212	—	13,315,733	(59,126,976)	(18,458,031)
Class S
12/31/2015	578,509	—	2,095,657	(10,558,080)	(7,883,914)	6,325,420	—	22,612,139	(116,194,648)	(87,257,089)
12/31/2014	4,153,527	—	1,876,461	(6,776,472)	(746,484)	48,699,799	—	22,067,182	(78,316,090)	(7,549,109)
Class S2
12/31/2015	25,700	—	37,791	(264,656)	(201,165)	281,718	—	407,006	(2,933,361)	(2,244,637)
12/31/2014	161,503	—	34,923	(168,656)	27,770	1,881,901	—	409,992	(1,947,875)	344,018
JPMorgan Small Cap Core Equity
Class ADV
12/31/2015	924,160	—	706,376	(503,254)	1,127,282	17,487,633	—	13,075,024	(9,433,432)	21,129,225
12/31/2014	954,535	—	427,076	(510,978)	870,633	18,705,657	—	8,105,912	(9,836,528)	16,975,041
Class I
12/31/2015	1,105,956	—	1,046,778	(885,891)	1,266,843	22,138,342	—	20,307,498	(17,368,480)	25,077,360
12/31/2014	1,710,147	—	659,321	(1,196,979)	1,172,489	34,679,061	—	13,021,587	(24,112,503)	23,588,145
Class S
12/31/2015	2,330,969	—	2,839,483	(4,456,910)	713,542	46,933,942	—	54,518,072	(86,284,735)	15,167,279
12/31/2014	3,390,993	—	2,005,550	(6,391,187)	(994,644)	68,780,688	—	39,268,673	(127,971,155)	(19,921,794)
Class S2
12/31/2015	140,309	—	288,057	(448,046)	(19,680)	2,758,790	—	5,481,718	(8,705,617)	(465,109)
12/31/2014	173,263	—	207,029	(522,892)	(142,600)	3,448,375	—	4,020,501	(10,418,936)	(2,950,060)
Templeton Global Growth
Class ADV
12/31/2015	—	—	23	—	23	(1)	—	334	—	333
12/31/2014	—	—	4	—	4	—	—	57	—	57
Class I
12/31/2015	594,518	—	1,077,692	(20,930,553)	(19,258,343)	9,274,597	—	16,143,832	(311,407,798)	(285,989,369)
12/31/2014	2,012,542	—	267,975	(2,819,418)	(538,901)	31,866,270	—	4,416,230	(45,081,378)	(8,798,878)
Class S
12/31/2015	182,092	—	865,358	(2,639,493)	(1,592,043)	2,532,308	—	13,032,288	(39,788,790)	(24,224,194)
12/31/2014	946,363	—	204,908	(3,568,525)	(2,417,254)	15,345,009	—	3,391,229	(57,286,240)	(38,550,002)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Templeton Global Growth (continued)
Class S2
12/31/2015	4,700	—	15,222	(84,605)	(64,683)	67,525	—	227,715	(1,275,573)	(980,333)
12/31/2014	42,876	—	3,653	(98,114)	(51,585)	696,149	—	60,057	(1,581,978)	(825,772)

(1)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2015:
High Yield
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$4,879,435	$(4,879,435)	$—
BNP Paribas Prime Brokerage, Inc.	651,131	(651,131)	—
Citigroup Global Markets Inc.	695,327	(695,327)	—
Credit Suisse Securities (USA) LLC	2,206,015	(2,206,015)	—
Deutsche Bank Securities Inc.	2,930,709	(2,930,709)	—
Goldman, Sachs & Co.	889,461	(889,461)	—
J.P. Morgan Securities LLC	775,074	(775,074)	—
Jefferies LLC	1,621,014	(1,621,014)	—
JP Morgan Clearing Corp	2,498,030	(2,498,030)	—
Morgan Stanley & Co. LLC	3,720,814	(3,720,814)	—
RBC Capital Markets, LLC	2,306,127	(2,306,127)	—
Scotia Capital (USA) INC	1,322,443	(1,322,443)	—
SG Americas Securities, LLC	407,646	(407,646)	—
UBS Securities LLC.	1,218,229	(1,218,229)	—
Total	$26,121,455	$(26,121,455)	$—

(1)
Collateral with a fair value of  $26,751,501 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$8,851,360	$(8,851,360)	$—
Goldman, Sachs & Co.	4,329,534	(4,329,534)	—
Total	$13,180,894	$(13,180,894)	$—

(1)
Collateral with a fair value of  $13,488,587 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Limited Maturity Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$31,474,426	$(31,474,426)	$—
Goldman, Sachs & Co.	701,623	(701,623)	—
Scotia Capital (USA) INC	150,567	(150,567)	—
Total	$32,326,616	$(32,326,616)	$—

(1)
Collateral with a fair value of  $33,015,174 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Stock Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$54,609	$(54,609)	$—
BNP Paribas Prime Brokerage, Inc.	18,358	(18,358)	—
Citigroup Global Markets Inc.	10,243	(10,243)	—
Commerz Markets LLC	9,240	(9,240)	—
Credit Suisse Securities (USA) LLC	11,470	(11,470)	—
Deutsche Bank Securities Inc.	1,288,738	(1,288,738)	—
Goldman, Sachs & Co.	1,220,373	(1,220,373)	—
HSBC Bank PLC	1,300,379	(1,300,379)	—
Janney Montgomery Scott LLC	50,685	(50,685)	—
JP Morgan Clearing Corp	3,212,142	(3,212,142)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	2,211,943	(2,211,943)	—
Morgan Stanley & Co. LLC	704,109	(704,109)	—
National Financial Services LLC	3,136,353	(3,136,353)	—
RBC Dominion Securities Inc	3,155,411	(3,155,411)	—
Scotia Capital (USA) INC	1,071,163	(1,071,163)	—
SG Americas Securities, LLC	1,949,803	(1,949,803)	—
UBS Securities LLC.	939,845	(939,845)	—
Wells Fargo Securities LLC	11,810	(11,810)	—
Total	$20,356,674	$(20,356,674)	$—

(1)
Collateral with a fair value of  $20,889,611 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Franklin Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$4,270,761	$(4,270,761)	$—
BNP Paribas Prime Brokerage, Inc.	341,100	(341,100)	—
Citigroup Global Markets Inc.	2,250,006	(2,250,006)	—
Credit Suisse Securities (USA) LLC	2,082,131	(2,082,131)	—
Franklin Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	5,507,573	(5,507,573)	—
J.P. Morgan Securities LLC	966,384	(966,384)	—
Jefferies LLC	735,253	(735,253)	—
JP Morgan Clearing Corp	2,478,850	(2,478,850)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	6,619,295	(6,619,295)	—
Natixis Securities America LLC	55,271	(55,271)	—
Total	$25,306,625	$(25,306,625)	$—

(1)
Collateral with a fair value of  $25,938,876 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Small Cap Core Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,387,699	$(1,387,699)	$—
BMO Capital Markets Corp	860,558	(860,558)	—
BNP Paribas Prime Brokerage, Inc.	13,224	(13,224)	—
Cantor Fitzgerald & Co	405,762	(405,762)	—
Citigroup Global Markets Inc.	851,670	(851,670)	—
Credit Suisse Securities (USA) LLC	1,244,819	(1,244,819)	—
Deutsche Bank Securities Inc.	148,185	(148,185)	—
Goldman, Sachs & Co.	4,103,593	(4,103,593)	—
HSBC Bank PLC	2,644,406	(2,644,406)	—
Janney Montgomery Scott LLC	11,526	(11,526)	—
Jefferies LLC	69,759	(69,759)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	51,381	(51,381)	—
Morgan Stanley & Co. LLC	4,408,130	(4,408,130)	—
National Financial Services LLC	1,126,875	(1,126,875)	—
Nomura Securities International, Inc.	117,858	(117,858)	—
RBC Capital Markets, LLC	93,011	(93,011)	—
RBC Dominion Securities Inc	5,932,415	(5,932,415)	—
Scotia Capital (USA) INC	1,675,902	(1,675,902)	—
SG Americas Securities, LLC	1,515,122	(1,515,122)	—
UBS Securities LLC.	270,547	(270,547)	—
Wells Fargo Securities LLC	149,699	(149,699)	—
Total	$27,082,141	$(27,082,141)	$—

(1)
Collateral with a fair value of  $27,874,546 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Templeton Global Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$34,676	$(34,676)	$—
Credit Suisse Securities (Europe) Limited	1,008,370	(1,008,370)	—
Credit Suisse Securities (USA) LLC	6,160	(6,160)	—
Deutsche Bank Securities Inc.	30,853	(30,853)	—
Goldman, Sachs & Co.	875,881	(875,881)	—
HSBC Bank PLC	2,151,674	(2,151,674)	—
JP Morgan Clearing Corp	1,219,336	(1,219,336)	—
Morgan Stanley & Co. LLC	324,614	(324,614)	—
RBC Capital Markets, LLC	131,128	(131,128)	—
UBS Securities LLC.	32,899	(32,899)	—
Wells Fargo Securities LLC	4,800	(4,800)	—
Total	$5,820,392	$(5,820,392)	$—

(1)
Collateral with a fair value of  $6,069,419 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — REORGANIZATIONS
On July 18, 2014, Large Cap Growth (“Acquiring Portfolio”) acquired all of the assets of, and assumed all the liabilities, for each of VY® BlackRock Health Sciences Opportunities Portfolio (“Acquired 1 Portfolio”), VY® BlackRock Large Cap Growth Portfolio (“Acquired 2 Portfolio”) and VY® Marsico Growth Portfolio (“Acquired 3 Portfolio”), collectively, “Acquired Portfolios,” each an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolios, voting separately, on June 19, 2014. The transaction was intended to enhance the efficiency and reduce the complexity of the Voya family of funds. Furthermore, the Acquired Portfolios were expected to benefit from a reduction in gross and net expenses as shareholders of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:
Net investment income	$20,096,890
Net realized and unrealized gain on investments	$827,601,423
Net increase in net assets resulting from operations	$847,698,313
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Acquiring Portfolio’s statement of operations since July 18, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Acquired Portfolios	Total Net Assets of Acquired Portfolios (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation (000s)	Portfolio Conversion Ratio
Acquired 1 Portfolio	$452,371	$5,388,973	$0	$10,684	0.6847
Acquired 2 Portfolio	$407,544	$5,388,973	$0	$34,788	0.6717
Acquired 3 Portfolio	$563,112	$5,388,973	$0	$20,267	1.0239
The net assets of the Acquiring Portfolio after the acquisition were $6,812,000,089.
On July 18, 2014, Large Cap Value (“Acquiring Portfolio”) acquired all of the assets of, and assumed all the liabilities of VY® MFS Utilities Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on June 19, 2014. The transaction was intended to enhance the efficiency and reduce the complexity of the Voya family of funds. Furthermore, the Acquired Portfolio was expected to benefit from a reduction in gross and net expenses as shareholders of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:
Net investment income	$41,345,535
Net realized and unrealized gain on investments	$179,099,881
Net increase in net assets resulting from operations	$220,445,416

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 12 — REORGANIZATIONS (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 18, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$707,155	$1,192,365	$0	$5,785	1.1576
The net assets of the Acquiring Portfolio after the acquisition were $1,899,520,075.
On August 14, 2015, Large Cap Value (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® Franklin Mutual Shares Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 28, 2015. The reorganization could provide the Acquired Portfolio’s shareholders with the potential for improved performance and an immediate benefit through lower gross and net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$38,238,460
Net realized and unrealized loss on investments	$(106,724,656)
Net decrease in net assets resulting from operations	$(68,486,196)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$197,867	$1,613,214	$—	$10,972	0.5068
The net assets of the Acquiring Portfolio after the acquisition were $1,811,080,797.
NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2015:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
High Yield	$—	$1,007	$(1,007)
Large Cap Growth	—	(121,528)	121,528
Large Cap Value	(125,549)	(826,194)	951,743
Limited Maturity Bond	—	560,584	(560,584)
Multi-Manager Large Cap Core	(3,238,390)	3,833,892	(595,502)
U.S. Stock Index	(2,228,919)	3,357,454	(1,128,535)
Clarion Real Estate	—	4,191	(4,191)
Franklin Income	—	403,698	(403,698)
JPMorgan Small Cap Core Equity	—	(229)	229
Templeton Global Growth	—	(276,860)	276,860
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
High Yield	$42,028,135	$—	$51,211,434	$—
Large Cap Growth	38,692,421	627,559,367	168,923,673	241,680,385
Large Cap Value	47,111,993	66,728,093	31,034,421	20,970,477
Limited Maturity Bond	2,986,356	—	2,164,120	—
Multi-Manager Large Cap Core	12,529,545	14,476,565	9,594,813	18,208,012
U.S. Stock Index	88,415,784	390,388,042	91,444,238	473,516,618
Clarion Real Estate	9,674,768	—	9,487,306	—
Franklin Income	40,802,238	—	38,677,442	—
JPMorgan Small Cap Core Equity	12,188,012	81,194,300	15,078,549	49,338,124
Templeton Global Growth	14,476,265	14,927,904	7,867,573	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
High Yield	$9,665,656	$—	$(60,355,453)	$(18,671,568)	Short-term	2017
				(3,796,434)	Short-term	None
				(5,585,791)	Long-term	None
				$(28,053,793)
Large Cap Growth	16,204,704	789,824,551	813,224,737	—	—	—
Large Cap Value	6,072,634	47,620,872	(2,981,325)	(11,899,405)*	Short-term	2017
Limited Maturity Bond	3,580,426	—	(1,233,944)	(5,567,325)	Short-term	2017
				(454,706)	Short-term	None
				(409,705)	Long-term	None
				$(6,431,736)
Multi-Manager Large Cap Core	4,560,922	14,473,221	31,208,545	—	—	—
U.S. Stock Index	24,292,468	246,088,971	1,350,681,096	—	—	—
Clarion Real Estate	10,011,730	—	96,394,004	(71,939,223)	Short-term	2017
Franklin Income	31,623,374	—	20,296,185	(5,168,239)	Short-term	2016
				(41,925,368)	Short-term	2017
				(4,503,818)	Short-term	None
				(18,540,479)	Long-term	None
				$(70,137,904)
JPMorgan Small Cap Core Equity	9,389,856	55,203,638	78,783,277	—	—	—
Templeton Global Growth	7,193,482	59,463,243	(3,109,318)	—	—	—

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 14 — SUBSEQUENT EVENTS
Subsequent to December 31, 2015, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
High Yield
Class ADV	$0.0468	February 1, 2016	Daily
Class I	$0.0515	February 1, 2016	Daily
Class S	$0.0495	February 1, 2016	Daily
Class S2	$0.0484	February 1, 2016	Daily
50/50 savings waiver: On November 19, 2015, the Board approved sub-advisory fee reductions for Franklin Income and Templeton Global Growth effective January 1, 2016.
Pursuant to a separate waiver agreement, DSL has agreed to lower the advisory fee for the Portfolio so that the advisory fee payable to DSL will be waived in an amount equal to 50% of the savings to DSL resulting from the implementation of the sub-advisory fee reduction from the period from January 1, 2016 through May 1, 2017.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.5%
		Basic Materials: 4.9%
2,365,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	$2,294,050	0.4
2,000,000	#	Cascades, Inc., 5.500%, 07/15/22	1,947,500	0.3
1,580,000	#	Constellium NV, 5.750%, 05/15/24	1,082,300	0.2
895,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	521,337	0.1
1,220,000	#,L	Huntsman International LLC, 5.125%, 11/15/22	1,104,100	0.2
130,000	#	Platform Specialty Products Corp., 10.375%, 05/01/21	130,000	0.0
1,295,000	#	PQ Corp., 8.750%, 05/01/18	1,261,006	0.2
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	431,250	0.1
1,000,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	785,000	0.1
3,000,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	2,685,000	0.4
2,610,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,758,444	0.4
945,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	956,812	0.1
945,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	957,994	0.2
22,638,096		Other Securities(a),(b)	14,191,545	2.2
			31,106,338	4.9
		Communications: 20.7%
400,000	#	Altice Financing SA, 6.500%, 01/15/22	397,000	0.0
1,080,000	#	Altice Financing SA, 6.625%, 02/15/23	1,069,200	0.2
1,000,000	#,L	Altice Finco SA, 8.125%, 01/15/24	970,000	0.2
1,530,000	#	Altice SA, 7.625%, 02/15/25	1,323,450	0.2
3,300,000	#	Altice SA, 7.750%, 05/15/22	2,986,500	0.5
885,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	888,319	0.1
2,395,000	#	CCOH Safari LLC, 5.750%, 02/15/26	2,406,975	0.4
3,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%-6.500%, 03/15/21-09/30/22	3,095,625	0.5
3,000,000		CenturyLink, Inc., 5.625%, 04/01/20	2,977,500	0.5
3,000,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	3,075,000	0.5
3,250,000		Clear Channel Worldwide Holdings, Inc., 6.500%-7.625%, 03/15/20-11/15/22	3,119,687	0.5
1,760,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,698,400	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,000,000	#	CommScope, Inc., 5.500%, 06/15/24	$953,750	0.1
5,600,000		DISH DBS Corp., 5.000%-7.875%, 09/01/19-03/15/23	5,270,000	0.8
1,285,000		Equinix, Inc., 5.375%, 04/01/23	1,317,125	0.2
1,000,000		Frontier Communications Corp., 7.125%, 03/15/19	1,004,900	0.2
730,000	#	Frontier Communications Corp., 8.875%, 09/15/20	740,950	0.1
920,000	#	Frontier Communications Corp., 10.500%, 09/15/22	916,550	0.1
1,825,000	#	Frontier Communications Corp., 11.000%, 09/15/25	1,811,312	0.3
1,900,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	2,016,375	0.3
2,955,000	#	Level 3 Financing, Inc., 5.125%, 05/01/23	2,943,919	0.5
800,000	#	Level 3 Financing, Inc., 5.375%, 01/15/24	806,000	0.1
2,970,000		LIN Television Corp., 5.875%-6.375%, 01/15/21-11/15/22	3,056,637	0.5
2,725,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	2,677,312	0.4
3,000,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	3,125,970	0.5
3,000,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	3,045,000	0.5
1,125,000	#	Neptune Finco Corp., 6.625%, 10/15/25	1,172,813	0.2
3,270,000	#	Neptune Finco Corp., 10.875%, 10/15/25	3,433,500	0.5
3,000,000		Netflix, Inc., 5.750%, 03/01/24	3,097,500	0.5
200,000	#	Netflix, Inc., 5.875%, 02/15/25	206,000	0.0
925,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	916,906	0.1
2,500,000	#	Numericable Group SA, 6.000%, 05/15/22	2,431,250	0.4
3,575,000	#	Numericable Group SA, 6.250%, 05/15/24	3,458,813	0.5
1,170,000	#	Plantronics, Inc., 5.500%, 05/31/23	1,167,075	0.2
1,335,000	#	Sable International Finance Ltd., 6.875%, 08/01/22	1,294,950	0.2
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	526,250	0.1
2,850,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	2,921,250	0.5
2,500,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,590,625	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,340,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	$1,403,650	0.2
2,500,000		Sprint Capital Corp., 6.900%, 05/01/19	2,050,000	0.3
5,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	3,600,000	0.6
2,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	1,505,000	0.2
2,500,000		Sprint Corp., 7.125%-7.250%, 09/15/21-06/15/24	1,838,750	0.3
3,400,000	#	TEGNA, Inc., 5.500%, 09/15/24	3,408,500	0.5
2,950,000		T-Mobile USA, Inc., 6.731%, 04/28/22	3,082,750	0.5
2,200,000		T-Mobile USA, Inc., 6.250%-6.836%, 04/01/21-01/15/26	2,250,013	0.3
2,500,000	#	Tribune Media Co., 5.875%, 07/15/22	2,506,250	0.4
3,000,000	#	Univision Communications, Inc., 5.125%, 02/15/25	2,857,500	0.5
3,140,000	#	West Corp., 5.375%, 07/15/22	2,720,025	0.4
1,750,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,736,875	0.3
1,940,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,838,150	0.3
26,145,000		Other Securities	24,133,992	3.8
			131,841,843	20.7
		Consumer, Cyclical: 16.4%
2,840,000		Affinia Group, Inc., 7.750%, 05/01/21	2,904,752	0.4
1,160,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	1,067,200	0.2
2,905,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	3,013,937	0.5
2,930,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	2,505,150	0.4
3,000,000	#	BMC Stock Holdings, Inc., 9.000%, 09/15/18	3,135,000	0.5
2,250,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	2,311,875	0.4
1,170,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,202,175	0.2
2,320,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	1,299,200	0.2
2,635,000		Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	2,674,525	0.4
585,000	#	Family Tree Escrow LLC, 5.250%, 03/01/20	606,938	0.1
2,915,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	3,053,462	0.5
1,175,000	#,L	Guitar Center, Inc., 6.500%, 04/15/19	1,004,625	0.2
1,100,000	#,L	Guitar Center, Inc., 9.625%, 04/15/20	775,500	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
600,000	#	HD Supply, Inc., 5.250%, 12/15/21	$614,250	0.1
3,560,000	#	Hot Topic, Inc., 9.250%, 06/15/21	3,168,400	0.5
945,000	#	International Game Technology PLC, 5.625%, 02/15/20	935,550	0.2
980,000	#	International Game Technology PLC, 6.250%, 02/15/22	921,200	0.1
955,000	#	International Game Technology PLC, 6.500%, 02/15/25	845,175	0.1
3,280,000	L	JC Penney Corp., Inc., 8.125%, 10/01/19	2,984,800	0.5
2,065,000	#	M/I Homes, Inc., 6.750%, 01/15/21	2,039,187	0.3
2,000,000	#,L	MCE Finance Ltd., 5.000%, 02/15/21	1,830,000	0.3
3,035,000		Meritage Homes Corp., 7.000%-7.150%, 04/15/20-04/01/22	3,198,588	0.5
5,000,000		MGM Resorts International, 6.625%-8.625%, 02/01/19-12/15/21	5,235,310	0.8
665,000	#,L	Michaels Stores, Inc., 5.875%, 12/15/20	688,275	0.1
1,200,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	1,224,000	0.2
2,600,000	#,&	Neiman Marcus Group LLC., 8.750%, 10/15/21	1,625,000	0.2
1,050,000	#,L	Party City Holdings, Inc., 6.125%, 08/15/23	1,023,750	0.2
2,915,000	#	Rite Aid Corp., 6.125%, 04/01/23	3,027,956	0.5
2,315,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	2,396,025	0.4
1,000,000	#	Schaeffler Finance BV, 4.750%, 05/15/21	1,010,000	0.2
250,000	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	270,000	0.0
1,900,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,961,750	0.3
810,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	777,600	0.1
580,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	597,400	0.1
580,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	598,850	0.1
3,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	2,865,000	0.4
3,000,000		Springs Industries, Inc., 6.250%, 06/01/21	2,985,000	0.5
1,250,000	#,L	Studio City Finance Ltd., 8.500%, 12/01/20	1,212,500	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
2,050,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	$2,029,500	0.3
2,220,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	2,114,550	0.3
505,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	488,588	0.1
2,540,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	2,209,800	0.3
29,594,000		Other Securities(b)	27,711,203	4.4
			104,143,546	16.4
		Consumer, Non-cyclical: 22.6%
3,490,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	3,280,600	0.5
2,616,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	2,733,720	0.4
1,545,000	#	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	1,646,383	0.3
1,170,000	#,L	Alere, Inc., 6.375%, 07/01/23	1,096,875	0.2
3,670,000		Amsurg Corp., 5.625%, 11/30/20-07/15/22	3,679,219	0.6
1,890,000	#,L	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,672,650	0.3
2,750,000		ARAMARK Corp., 5.750%, 03/15/20	2,849,687	0.4
1,000,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,047,500	0.2
1,180,000	#,&,L	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	1,008,900	0.1
1,165,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,179,562	0.2
2,500,000	#,L	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	2,162,500	0.3
1,210,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	1,228,150	0.2
2,570,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	2,325,850	0.4
2,440,000	#,&	Capsugel SA, 7.000%, 05/15/19	2,383,575	0.4
1,755,000	#	CEB, Inc., 5.625%, 06/15/23	1,746,225	0.3
1,290,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	1,017,487	0.2
1,465,000	#	Endo Finance LLC, 5.875%, 01/15/23	1,443,025	0.3
880,000	#	Endo Finance LLC, 6.000%, 07/15/23	880,000	0.1
2,880,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	2,836,800	0.4
2,000,000		HCA Holdings, Inc., 6.250%, 02/15/21	2,125,000	0.3
3,500,000		HCA, Inc., 7.500%, 02/15/22	3,893,750	0.6
5,185,000		HCA, Inc., 5.375%-8.000%, 10/01/18-02/01/25	5,476,669	0.9
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,445,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	$2,506,125	0.4
3,500,000		Immucor, Inc., 11.125%, 08/15/19	3,202,500	0.5
2,905,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,839,638	0.4
750,000	#	Jarden Corp., 5.000%, 11/15/23	770,625	0.1
470,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	411,250	0.1
2,250,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	2,047,500	0.3
2,250,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	2,295,000	0.4
2,540,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,514,600	0.4
2,400,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	2,424,000	0.4
810,000	#	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23	773,550	0.1
1,060,000	#	MEDNAX, Inc., 5.250%, 12/01/23	1,067,950	0.2
2,920,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,628,000	0.4
1,535,000	#	Molina Healthcare, Inc., 5.375%, 11/15/22	1,538,838	0.2
3,120,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	3,135,600	0.5
2,525,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,512,375	0.4
1,170,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,219,725	0.2
1,100,000	#,L	Post Holdings, Inc., 7.750%, 03/15/24	1,155,000	0.2
1,100,000	#,L	Post Holdings, Inc., 8.000%, 07/15/25	1,168,750	0.2
3,500,000		Reynolds Group Issuer, Inc., 5.750%-9.875%, 08/15/19-10/15/20	3,541,565	0.6
3,250,000		RR Donnelley & Sons Co., 6.000%-7.000%, 02/15/22-04/01/24	3,033,750	0.5
2,500,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	2,506,250	0.4
145,000	#	Spectrum Brands, Inc., 5.750%, 07/15/25	149,350	0.0
2,060,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	1,972,450	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
510,000	#	Team Health, Inc., 7.250%, 12/15/23	$529,125	0.1
6,115,000		Tenet Healthcare Corp., 6.000%-8.125%, 02/01/20-06/15/23	5,964,081	0.9
300,000		United Rentals North America, Inc., 6.125%, 06/15/23	308,250	0.1
2,500,000		United Rentals North America, Inc., 7.625%, 04/15/22	2,684,250	0.4
1,000,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	885,000	0.1
3,000,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	3,007,500	0.5
1,500,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	1,387,500	0.2
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	491,250	0.1
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	970,000	0.1
580,000	#	VRX Escrow Corp., 5.375%, 03/15/20	548,100	0.1
2,580,000	#	VRX Escrow Corp., 5.875%, 05/15/23	2,315,550	0.3
2,080,000	#	VRX Escrow Corp., 6.125%, 04/15/25	1,861,600	0.3
30,534,847		Other Securities(b)	29,511,892	4.6
			143,592,616	22.6
		Diversified: 1.3%
2,905,000	#	Argos Merger Sub, Inc., 7.125%, 03/15/23	2,887,570	0.5
1,285,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	1,268,937	0.2
2,010,000	#	James Hardie International Finance Ltd, 5.875%, 02/15/23	2,060,250	0.3
1,250,000	#	The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21	1,285,938	0.2
1,000,000		Other Securities	977,500	0.1
			8,480,195	1.3
		Energy: 7.2%
3,030,000	#	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22	2,105,850	0.3
250,000	#	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	213,750	0.0
2,250,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.125%, 04/15/21	2,120,625	0.3
1,180,000	#,L	Halcon Resources Corp., 8.625%, 02/01/20	818,625	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
2,500,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	$2,087,500	0.3
2,365,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	1,442,650	0.2
2,760,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,911,800	0.5
3,050,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,821,250	0.5
1,480,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	925,000	0.1
595,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	371,875	0.1
2,485,000	#	Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	2,348,325	0.4
3,455,000	#	Talos Production LLC, 9.750%, 02/15/18	1,502,925	0.3
720,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.750%, 03/15/24	615,600	0.1
44,875,000		Other Securities(b)	25,185,862	4.0
			45,471,637	7.2
		Financial: 6.9%
3,565,000		AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.500%, 05/15/21	3,631,844	0.6
2,750,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	2,626,250	0.4
2,500,000		Ally Financial, Inc., 7.500%, 09/15/20	2,834,375	0.5
3,152,000		Ally Financial, Inc., 3.500%-8.000%, 07/18/16-11/01/31	3,449,360	0.5
1,000,000		CIT Group, Inc., 4.250%, 08/15/17	1,025,000	0.1
3,000,000		CIT Group, Inc., 5.000%, 08/15/22	3,088,140	0.5
1,000,000	#	CIT Group, Inc., 5.500%, 02/15/19	1,047,500	0.2
1,700,000		Equinix, Inc., 5.750%, 01/01/25	1,746,750	0.3
2,350,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	2,303,000	0.4
1,250,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,373,437	0.2
565,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	597,488	0.1
499,200	#,±	Lehman Brothers Holdings, Inc., 8.160%, 05/30/09	19,562	0.0
3,785,000		Navient Corp., 5.875%-6.125%, 03/25/24-10/25/24	3,053,444	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
2,685,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	$2,134,575	0.3
1,210,000	#,L	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,244,788	0.2
13,640,000		Other Securities	13,686,684	2.1
			43,862,197	6.9
		Industrial: 8.5%
2,630,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	2,662,875	0.4
2,873,614	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	2,846,659	0.4
441,176	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	435,662	0.1
1,170,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,187,550	0.2
3,020,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	2,340,500	0.4
2,250,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	2,244,375	0.4
2,295,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	2,352,375	0.4
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,455,000	0.2
2,500,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	2,525,000	0.4
295,000	#	EnerSys, 5.000%, 04/30/23	295,000	0.0
2,500,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,925,000	0.3
2,780,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	2,015,500	0.3
1,735,000	#	Masonite International Corp., 5.625%, 03/15/23	1,800,062	0.3
1,595,000	#	Orbital ATK, Inc., 5.500%, 10/01/23	1,626,900	0.3
275,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	279,641	0.1
2,525,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,599,172	0.4
2,880,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	2,649,600	0.4
2,500,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,425,000	0.4
2,675,000	#	Sanmina Corp., 4.375%, 06/01/19	2,695,062	0.4
1,000,000	#	Sealed Air Corp., 5.500%, 09/15/25	1,022,500	0.1
500,000	#	Sealed Air Corp., 6.500%, 12/01/20	553,750	0.1
510,000	#	Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	504,900	0.1
1,180,000	#	TransDigm, Inc., 6.500%, 05/15/25	1,147,550	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
2,340,000		TransDigm, Inc., 6.000%-6.500%, 07/15/22-07/15/24	$2,321,830	0.3
2,515,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	2,508,713	0.4
2,000,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,525,000	0.2
675,000	#,&	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	338,344	0.1
7,591,000		Other Securities	7,742,795	1.2
			54,026,315	8.5
		Lodging & Casinos: 0.4%
2,820,000		Station Casinos LLC Term Loan, 3.250%, 03/01/20	2,771,826	0.4
		Retailers (Except Food & Drug): 0.4%
2,500,000		Other Securities	2,433,595	0.4
		Technology: 5.1%
2,000,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	2,125,000	0.3
1,565,000	#	Audatex North America, Inc., 6.000%, 06/15/21	1,582,606	0.2
1,210,000	#	Audatex North America, Inc., 6.125%, 11/01/23	1,222,100	0.2
3,000,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,006,250	0.3
1,850,000	#,&,L	Boxer Parent Co., Inc., 9.000%, 10/15/19	1,153,937	0.2
3,750,000		Emdeon, Inc., 11.000%, 12/31/19	3,923,437	0.6
2,001,000	#	Entegris, Inc., 6.000%, 04/01/22	2,033,516	0.3
500,000	#	First Data Corp., 5.000%, 01/15/24	498,750	0.1
370,000	#	First Data Corp., 5.375%, 08/15/23	372,775	0.1
1,000,000	#	First Data Corp., 5.750%, 01/15/24	987,500	0.1
2,650,000	#	First Data Corp., 7.000%, 12/01/23	2,656,625	0.4
1,500,000	#	IMS Health, Inc., 6.000%, 11/01/20	1,548,750	0.2
2,360,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,713,950	0.3
910,000	#	MSCI, Inc., 5.250%, 11/15/24	925,925	0.2
865,000	#	MSCI, Inc., 5.750%, 08/15/25	888,788	0.1
1,780,000	#	Open Text Corp., 5.625%, 01/15/23	1,766,650	0.3
510,000	#	Qorvo, Inc., 6.750%, 12/01/23	521,475	0.1
510,000	#	Qorvo, Inc., 7.000%, 12/01/25	526,575	0.1
405,000	#	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26	422,213	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
5,450,000		Other Securities	$5,508,313	0.9
			32,385,135	5.1
		Utilities: 2.1%
4,635,000		Calpine Corp., 5.375%-5.750%, 01/15/23-01/15/25	4,131,094	0.7
3,000,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	2,985,000	0.5
4,250,000		NRG Energy, Inc., 6.250%-8.250%, 09/01/20-07/15/22	3,948,125	0.6
2,190,000		Other Securities(b)	2,139,425	0.3
			13,203,644	2.1
		Total Corporate Bonds/Notes (Cost $673,517,598)	613,318,887	96.5
SHORT-TERM INVESTMENTS: 4.2%
		Securities Lending Collateralcc: 4.2%
6,353,583		Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $6,353,820, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $6,480,655, due 01/15/16-04/01/51)	6,353,583	1.0
5,076,442		HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $5,076,603, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $5,177,985, due 11/15/44)	5,076,442	0.8
6,353,583		Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $6,353,792, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $6,480,655, due 06/13/16-03/01/44)	6,353,583	1.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
6,353,583	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $6,353,813, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,480,655, due 01/15/16-10/20/65)	$6,353,583	1.0
2,614,310	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,614,427, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,668,516, due 01/15/17-02/15/42)	2,614,310	0.4
		26,751,501	4.2
	Total Short-Term Investments (Cost $26,751,501)	$26,751,501	4.2
	Total Investments in Securities (Cost $700,269,099)	$640,070,388	100.7
	Liabilities in Excess of Other Assets	(4,562,418)	(0.7)
	Net Assets	$635,507,970	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&
Payment-in-kind

cc
Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2015 (continued)

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

±
Defaulted security

(a)
The grouping contains securities in default.

(b)
This grouping contains securities on loan.

Cost for federal income tax purposes is $700,425,841.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$6,777,927
Gross Unrealized Depreciation	(67,133,380)
Net Unrealized Depreciation	$(60,355,453)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$613,318,887	$—	$613,318,887
Short-Term Investments	—	26,751,501	—	26,751,501
Total Investments, at fair value	$—	$640,070,388	$—	$640,070,388

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 23.2%
404,863	@	Amazon.com, Inc.	$273,642,853	4.4
2,559,716		Comcast Corp. - Class A	144,444,774	2.3
1,363,848	@	Dish Network Corp. - Class A	77,984,829	1.2
1,365,874		Dollar General Corp.	98,165,364	1.6
1,835,381		Home Depot, Inc.	242,729,137	3.9
1,180,494	@	Jarden Corp.	67,429,817	1.1
1,431,984		McDonald’s Corp.	169,174,590	2.7
2,540,942		Nike, Inc.	158,808,875	2.5
1,436,774		Ross Stores, Inc.	77,312,809	1.2
1,046,653		Starbucks Corp.	62,830,580	1.0
636,524		Other Securities	84,357,867	1.3
			1,456,881,495	23.2
		Consumer Staples: 10.4%
850,797		Church & Dwight Co., Inc.	72,215,649	1.1
1,859,664		Coca-Cola Enterprises, Inc.	91,569,855	1.5
619,684		Costco Wholesale Corp.	100,078,966	1.6
1,341,177		CVS Health Corp.	131,126,875	2.1
507,074	@	Monster Beverage Corp.	75,533,743	1.2
1,792,045		PepsiCo, Inc.	179,061,137	2.9
			649,586,225	10.4
		Energy: 1.0%
1,789,312		Halliburton Co.	60,908,180	1.0
		Financials: 5.5%
254,870		Blackrock, Inc.	86,788,332	1.4
393,887		Intercontinental Exchange, Inc.	100,937,483	1.6
773,429		Moody’s Corp.	77,605,866	1.2
2,258,918		TD Ameritrade Holding Corp.	78,407,044	1.3
			343,738,725	5.5
		Health Care: 17.2%
279,288	@	Allergan plc	87,277,500	1.4
772,247		Amgen, Inc.	125,358,855	2.0
296,902	@	Biogen, Inc.	90,955,928	1.4
1,939,048		Bristol-Myers Squibb Co.	133,387,112	2.1
767,534	@	Celgene Corp.	91,919,872	1.5
1,118,572	@	Edwards Lifesciences Corp.	88,344,816	1.4
815,499		Gilead Sciences, Inc.	82,520,344	1.3
499,156		McKesson Corp.	98,448,538	1.6
1,631,379		Merck & Co., Inc.	86,169,439	1.4
370,114		Shire PLC ADR	75,873,370	1.2
1,019,760		UnitedHealth Group, Inc.	119,964,566	1.9
			1,080,220,340	17.2
		Industrials: 10.8%
1,344,356		Ametek, Inc.	72,044,038	1.2
1,297,010		Danaher Corp.	120,466,289	1.9
2,356,934		Delta Air Lines, Inc.	119,472,985	1.9
1,489,328		Ingersoll-Rand PLC - Class A	82,344,945	1.3
395,703		Northrop Grumman Corp.	74,712,684	1.2
439,541		Roper Technologies, Inc.	83,420,486	1.3
603,166		Stanley Black & Decker, Inc.	64,375,907	1.0
1,402,207		Textron, Inc.	58,906,716	1.0
			675,744,050	10.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: 28.4%
1,411,952	@	Adobe Systems, Inc.	$132,638,771	2.1
412,988	@	Alphabet, Inc. - Class A	321,308,794	5.1
3,746,966		Apple, Inc.	394,405,641	6.3
715,732		Avago Technologies Ltd.	103,888,500	1.7
1,621,763	@	Cognizant Technology Solutions Corp.	97,338,215	1.6
1,041,806	@	Electronic Arts, Inc.	71,592,908	1.1
1,105,335	@	Facebook, Inc.	115,684,361	1.8
3,206,364		Microsoft Corp.	177,889,075	2.8
879,905	@	Red Hat, Inc.	72,864,933	1.2
2,646,287		Visa, Inc. - Class A	205,219,557	3.3
1,097,325		Other Securities	90,030,703	1.4
			1,782,861,458	28.4
		Materials: 3.3%
1,464,392	@	Crown Holdings, Inc.	74,244,674	1.2
1,165,356		Eastman Chemical Co.	78,673,184	1.2
898,454		Other Securities	56,647,525	0.9
			209,565,383	3.3
		Total Common Stock (Cost $5,430,473,871)	6,259,505,856	99.8
SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
71,262,600		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $71,262,600)	71,262,600	1.1
		Total Short-Term Investments (Cost $71,262,600)	71,262,600	1.1
		Total Investments in Securities (Cost $5,501,736,471)	$6,330,768,456	100.9
		Liabilities in Excess of Other Assets	(54,512,339)	(0.9)
		Net Assets	$6,276,256,117	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $5,517,523,525.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$957,277,602
Gross Unrealized Depreciation	(144,032,671)
Net Unrealized Appreciation	$813,244,931

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$6,259,505,856	$—	$—	$6,259,505,856
Short-Term Investments	71,262,600	—	—	71,262,600
Total Investments, at fair value	$6,330,768,456	$—	$—	$6,330,768,456

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Consumer Discretionary: 6.5%
516,297		Coach, Inc.	$16,898,401	1.0
199,304		Delphi Automotive PLC	17,086,332	1.1
242,643		Hasbro, Inc.	16,344,432	1.0
169,749		McDonald’s Corp.	20,054,147	1.2
1,215,833		Other Securities	35,695,504	2.2
			106,078,816	6.5
		Consumer Staples: 7.3%
221,041		Dr Pepper Snapple Group, Inc.	20,601,021	1.3
195,805		Kimberly-Clark Corp.	24,925,977	1.5
287,028		Kraft Heinz Co.	20,884,157	1.3
249,603		PepsiCo, Inc.	24,940,332	1.5
312,942		Philip Morris International, Inc.	27,510,731	1.7
			118,862,218	7.3
		Energy: 11.7%
404,480		Chevron Corp.	36,387,021	2.2
254,523		EOG Resources, Inc.	18,017,683	1.1
337,209		Hess Corp.	16,347,892	1.0
394,895		Occidental Petroleum Corp.	26,698,851	1.6
345,429	L	Total S.A. ADR	15,527,033	1.0
342,169		Valero Energy Corp.	24,194,770	1.5
1,256,635		Other Securities	53,249,867	3.3
			190,423,117	11.7
		Financials: 28.2%
355,204		Allstate Corp.	22,054,616	1.4
382,354		Arthur J. Gallagher & Co.	15,653,573	1.0
528,739		BB&T Corp.	19,991,622	1.2
687,209		Brixmor Property Group, Inc.	17,743,736	1.1
795,517		Citigroup, Inc.	41,168,005	2.5
439,743		Discover Financial Services	23,579,020	1.5
423,055		Hartford Financial Services Group, Inc.	18,385,970	1.1
868,961		JPMorgan Chase & Co.	57,377,495	3.5
317,141		Lincoln National Corp.	15,939,507	1.0
203,091		Prudential Financial, Inc.	16,533,638	1.0
120,133		Simon Property Group, Inc.	23,358,660	1.4
600,210		Unum Group	19,980,991	1.2
1,304,027		Wells Fargo & Co.	70,886,908	4.4
3,033,345		Other Securities	95,220,119	5.9
			457,873,860	28.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 11.7%
330,373	Bristol-Myers Squibb Co.	$22,726,359	1.4
184,273	Gilead Sciences, Inc.	18,646,585	1.2
379,051	Medtronic PLC	29,156,603	1.8
842,418	Merck & Co., Inc.	44,496,519	2.7
1,531,488	Pfizer, Inc.	49,436,432	3.0
223,930	UnitedHealth Group, Inc.	26,343,125	1.6
		190,805,623	11.7
	Industrials: 8.8%
113,605	Boeing Co.	16,426,147	1.0
222,870	Deere & Co.	16,998,295	1.1
150,206	General Dynamics Corp.	20,632,296	1.3
1,938,654	General Electric Co.	60,389,072	3.7
204,172	Other Securities	27,785,012	1.7
		142,230,822	8.8
	Information Technology: 12.3%
204,525	Apple, Inc.	21,528,301	1.3
1,738,162	Cisco Systems, Inc.	47,199,789	2.9
1,340,157	Intel Corp.	46,168,409	2.8
360,042	Microchip Technology, Inc.	16,756,355	1.0
979,204	Microsoft Corp.	54,326,238	3.4
366,712	Other Securities	14,195,422	0.9
		200,174,514	12.3
	Materials: 2.8%
514,717	Dow Chemical Co.	26,497,631	1.6
493,624	International Paper Co.	18,609,625	1.2
		45,107,256	2.8
	Telecommunication Services: 2.5%
1,201,552	AT&T, Inc.	41,345,404	2.5
	Utilities: 6.1%
404,878	American Electric Power Co., Inc.	23,592,241	1.5
284,982	DTE Energy Co.	22,852,707	1.4
615,211	PG&E Corp.	32,723,073	2.0
208,205	Sempra Energy	19,573,352	1.2
		98,741,373	6.1
	Total Common Stock (Cost $1,588,701,750)	1,591,643,003	97.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	Communications: —%
32,517	Other Securities	$—	—
	Energy: 0.0%
1,685,000	Other Securities(a)	3,791	0.0
	Financial: —%
1,216,000	Other Securities(a)	—	—
	Total Corporate Bonds/Notes (Cost $1,372,582)	3,791	0.0
	Total Long-Term Investments (Cost $1,590,074,332)	1,591,646,794	97.9
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc: 0.8%
3,203,568	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $3,203,673, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $3,267,639, due 06/06/16-05/04/37)	3,203,568	0.2
3,203,568	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $3,203,687, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $3,267,639, due 01/15/16-04/01/51)	3,203,568	0.2
2,559,772	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $2,559,853, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $2,610,975, due 11/15/44)	2,559,772	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
3,203,568	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $3,203,684, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,267,639, due 01/15/16-10/20/65)	$3,203,568	0.2
1,318,111	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,318,170, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,345,441, due 01/15/17-02/15/42)	1,318,111	0.1
		13,488,587	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
22,675,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $22,675,000)	22,675,000	1.4
	Total Short-Term Investments (Cost $36,163,587)	36,163,587	2.2
	Total Investments in Securities (Cost $1,626,237,919)	$1,627,810,381	100.1
	Liabilities in Excess of Other Assets	(973,245)	(0.1)
	Net Assets	$1,626,837,136	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2015 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
The grouping contains securities in default.

Cost for federal income tax purposes is $1,630,752,267.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$95,978,402
Gross Unrealized Depreciation	(98,920,288)
Net Unrealized Depreciation	$(2,941,886)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$106,078,816	$—	$—	$106,078,816
Consumer Staples	118,862,218	—	—	118,862,218
Energy	190,423,117	—	—	190,423,117
Financials	457,873,860	—	—	457,873,860
Health Care	190,805,623	—	—	190,805,623
Industrials	142,230,822	—	—	142,230,822
Information Technology	200,174,514	—	—	200,174,514
Materials	45,107,256	—	—	45,107,256
Telecommunication Services	41,345,404	—	—	41,345,404
Utilities	98,741,373	—	—	98,741,373
Total Common Stock	1,591,643,003	—	—	1,591,643,003
Corporate Bonds/Notes	—	3,791	—	3,791
Short-Term Investments	22,675,000	13,488,587	—	36,163,587
Total Investments, at fair value	$1,614,318,003	$13,492,378	$—	$1,627,810,381

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 48.7%
		Basic Materials: 1.1%
3,416,000		Other Securities	$3,330,983	1.1
		Communications: 2.0%
1,517,000		Cisco Systems, Inc., 1.100%-1.650%, 03/03/17-06/15/18	1,520,803	0.5
1,107,000		Walt Disney Co., 1.100%, 12/01/17	1,103,913	0.4
3,022,000		Other Securities	3,071,700	1.1
			5,696,416	2.0
		Consumer, Cyclical: 4.5%
757,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	748,176	0.3
1,140,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	1,137,769	0.4
925,000		Ford Motor Credit Co., LLC, 1.700%, 05/09/16	925,976	0.3
1,070,000		General Motors Financial Co., Inc., 2.625%, 07/10/17	1,073,638	0.4
1,075,000	#	Hyundai Capital America, 1.875%, 08/09/16	1,076,553	0.4
1,080,000		Southwest Airlines Co., 2.650%, 11/05/20	1,076,165	0.3
542,000		Southwest Airlines Co., 2.750%, 11/06/19	546,912	0.2
6,318,000		Other Securities	6,308,364	2.2
			12,893,553	4.5
		Consumer, Non-cyclical: 9.5%
1,189,000		Abbott Laboratories, 2.000%, 03/15/20	1,186,176	0.4
1,266,000		AbbVie, Inc., 1.750%-1.800%, 11/06/17-05/14/18	1,262,458	0.5
610,000	#	BAT International Finance PLC, 1.850%, 06/15/18	610,130	0.2
570,000	#	Baxalta, Inc., 2.000%, 06/22/18	564,496	0.2
592,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	591,896	0.2
1,060,000	#	HJ Heinz Co., 2.000%, 07/02/18	1,056,849	0.4
1,547,000		Philip Morris International, Inc., 1.250%-2.500%, 05/16/16-11/09/17	1,550,875	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
560,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	$559,528	0.2
20,053,000		Other Securities	20,039,885	6.9
			27,422,293	9.5
		Energy: 3.2%
1,332,000		Chevron Corp., 1.365%-1.790%, 03/02/18-11/16/18	1,321,332	0.5
320,000	#	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	316,136	0.1
530,000	#	Columbia Pipeline Group, Inc., 2.450%, 06/01/18	518,546	0.2
7,166,000		Other Securities	7,029,741	2.4
			9,185,755	3.2
		Financial: 22.6%
1,089,000		Abbey National Treasury Services PLC/London, 1.650%, 09/29/17	1,090,429	0.4
340,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	337,635	0.1
1,063,000		Bank of America Corp., 2.600%, 01/15/19	1,067,381	0.3
1,963,000		Bank of America Corp., 1.950%-3.750%, 07/12/16-04/01/19	1,972,603	0.7
1,206,000		Bank of Montreal, 1.300%-1.800%, 07/14/17-07/31/18	1,203,826	0.4
1,426,000		Bank of Nova Scotia, 1.300%, 07/21/17	1,422,128	0.5
704,000	#,L	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.550%, 09/09/16	705,421	0.2
810,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	803,830	0.3
541,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	542,215	0.2
1,203,000		Citigroup, Inc., 2.050%, 12/07/18	1,197,462	0.4
1,034,000		Citigroup, Inc., 1.850%-2.500%, 11/24/17-07/29/19	1,033,249	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,082,000		Compass Bank, 1.850%, 09/29/17	$1,073,181	0.4
1,466,000		Credit Suisse/New York NY, 1.375%-1.700%, 05/26/17-04/27/18	1,457,706	0.5
1,050,000		Discover Bank/Greenwood DE, 2.600%, 11/13/18	1,050,091	0.4
450,000	#	GE Capital International Funding Co., 2.342%, 11/15/20	447,009	0.2
1,026,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	1,035,448	0.3
1,322,000		Goldman Sachs Group, Inc., 2.550%-2.625%, 01/31/19-10/23/19	1,327,239	0.5
2,506,000		Huntington National Bank, 1.350%-2.200%, 08/02/16-11/06/18	2,492,758	0.9
800,000	#	ING Bank NV, 2.050%, 08/17/18	799,653	0.3
900,000	#	ING Bank NV, 2.700%, 08/17/20	904,978	0.3
1,284,000		JPMorgan Chase & Co., 1.350%, 02/15/17	1,281,663	0.4
1,070,000		JPMorgan Chase & Co., 1.700%, 03/01/18	1,065,119	0.4
1,470,000		Lloyds Bank PLC, 1.750%-2.000%, 05/14/18-08/17/18	1,470,012	0.5
1,300,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	1,291,060	0.4
504,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	500,851	0.2
481,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	478,780	0.2
1,169,000		Morgan Stanley, 5.450%, 01/09/17	1,213,741	0.4
1,354,000		Morgan Stanley, 2.125%-2.375%, 04/25/ 18-07/23/19	1,353,922	0.5
350,000	#	New York Life Global Funding, 1.550%, 11/02/18	347,337	0.1
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	499,985	0.2
600,000		PNC Funding Corp., 5.625%, 02/01/17	623,971	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,203,000		PNC Bank NA, 1.150%-2.400%, 11/01/16-10/18/19	$1,206,797	0.4
710,000	#	Pricoa Global Funding I, 1.900%, 09/21/18	707,790	0.2
1,465,000	L	Royal Bank of Canada, 1.500%-1.800%, 01/16/18-07/30/18	1,460,112	0.5
626,000	#	Scentre Group Trust 1/ Scentre Group Trust 2, 2.375%, 11/05/19	618,297	0.2
1,050,000		Toronto-Dominion Bank, 1.125%, 05/02/17	1,046,929	0.4
584,000		Toronto-Dominion Bank, 2.250%, 11/05/19	584,396	0.2
860,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	852,994	0.3
1,281,000		US Bank NA/Cincinnati OH, 1.375%-2.125%, 09/11/17-10/28/19	1,281,260	0.4
1,302,000		Visa, Inc., 1.200%, 12/14/17	1,301,035	0.4
513,000 #		WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	508,833	0.2
438,000	#	WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	434,885	0.1
1,348,000		Wells Fargo & Co., 2.100%, 05/08/17	1,361,692	0.5
22,092,000		Other Securities	21,997,028	7.6
			65,452,731	22.6
		Industrial: 1.2%
750,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	744,497	0.2
2,797,000		Other Securities	2,782,814	1.0
			3,527,311	1.2
		Technology: 2.8%
1,230,000		Applied Materials, Inc., 2.625%, 10/01/20	1,229,535	0.4
317,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	316,882	0.1
237,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	237,069	0.1
1,940,000		Microsoft Corp., 1.300%, 11/03/18	1,937,590	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
4,499,000		Other Securities	$4,495,654	1.5
			8,216,730	2.8
		Utilities: 1.8%
538,000	#	Electricite de France SA, 2.350%, 10/13/20	530,326	0.2
4,726,000		Other Securities	4,724,836	1.6
			5,255,162	1.8
		Total Corporate Bonds/Notes (Cost $141,448,321)	140,980,934	48.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.8%
1,178,762		Banc of America Commercial Mortgage Trust 2006-4 A4, 5.634%, 07/10/46	1,188,825	0.4
71,598		Banc of America Commercial Mortgage Trust 2007-3, 5.558%, 06/10/49	74,081	0.0
115,785		Banc of America Commercial Mortgage, Inc., 5.558%, 06/10/49	119,103	0.0
1,014,518		Banc of America Commercial Mortgage, Inc., 5.834%, 05/10/45	1,016,068	0.4
442,578	#	Banc of America Re-REMIC Trust 2009-UB2 A4AA, 7.892%, 02/24/51	454,615	0.2
2,830,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	2,826,852	1.0
375,745		Bear Stearns Commercial Mortgage Securities Trust 2006-PWR12, 5.713%, 09/11/38	378,223	0.1
293,712		Bear Stearns Commercial Mortgage Securities Trust, 5.074%, 02/13/42	293,574	0.1
759,000		CD 2007-CD5 Mortgage Trust AJ, 6.119%, 11/15/44	792,435	0.3
445,000		CD 2007-CD5 Mortgage Trust, 6.119%, 11/15/44	463,078	0.1
156,325		Citigroup Commercial Mortgage Trust 2006-C4, 5.811%, 03/15/49	157,009	0.1
392,366		Citigroup Commercial Mortgage Trust 2007-C6 A1A, 5.710%, 12/10/49	406,781	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,460,000		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	$1,480,952	0.5
1,260,000	#	COMM 2010-RR1 GEA Mortgage Trust, 5.543%, 12/11/49	1,287,184	0.5
400,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.047%, 06/10/36	405,600	0.1
990,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	1,002,585	0.3
545,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	556,022	0.2
1,180,000	#	DBRR 2011-C32 Trust, 5.713%, 06/17/49	1,219,146	0.4
2,130,000	#	FREMF 2012-K501 Mortgage Trust, 3.397%, 11/25/46	2,137,308	0.7
290,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.522%, 12/15/44	289,439	0.1
353,180		JP Morgan Chase Commercial Mortgage Securities Trust 2006-CB15 A4, 5.814%, 06/12/43	353,743	0.1
660,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.581%, 04/15/27	658,960	0.3
1,450,684		JPMorgan Chase Commercial Mortgage Securities Corp., 5.909%, 04/15/45	1,455,776	0.5
280,000	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1, 0.944%, 03/18/51	263,571	0.1
1,032,045		LB-UBS Commercial Mortgage Trust 2006-C4, 5.820%, 06/15/38	1,041,307	0.4
332,302		LB-UBS Commercial Mortgage Trust 2006-C7 A1A, 5.335%, 11/15/38	339,151	0.1
216,978		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	218,898	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
136,261		Morgan Stanley Capital I Trust 2005-TOP17, 4.840%, 12/13/41	$136,783	0.1
86,607		Morgan Stanley Capital I Trust 2006-IQ11 A4, 5.779%, 10/15/42	86,494	0.0
239,252		Morgan Stanley Capital I Trust 2007-TOP25, 5.514%, 11/12/49	244,464	0.1
338,470	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	337,966	0.1
591,194	#	Morgan Stanley Re-REMIC Trust 2010-GG10, 5.795%, 08/15/45	607,271	0.2
392,990	#	Morgan Stanley Reremic Trust, 5.795%, 08/12/45	404,110	0.1
760,000	#	PFP 2015-2 Ltd., 3.567%, 07/14/34	761,870	0.3
1,103,644	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	1,130,342	0.4
154,478		Wachovia Bank Commercial Mortgage Trust Series 2006-C24, 5.557%, 03/15/45	154,297	0.0
1,460,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.767%, 05/15/43	1,467,199	0.5
760,763		Wachovia Bank Commercial Mortgage Trust, 5.308%, 11/15/48	771,682	0.3
1,491,151		Other Securities	1,516,112	0.5
		Total Collateralized Mortgage Obligations (Cost $28,966,060)	28,498,876	9.8
ASSET-BACKED SECURITIES: 14.3%
		Automobile Asset-Backed Securities: 5.0%
1,500,000	#	Bank of The West Auto Trust 2014-1 A4, 1.650%, 03/16/20	1,487,385	0.5
350,000	#	Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	346,862	0.1
1,130,000		CarMax Auto Owner Trust 2015-3 A3, 1.630%, 06/15/20	1,125,523	0.4
450,000	#	Chrysler Capital Auto Receivables Trust, 1.760%, 12/16/19	448,947	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
970,000		Harley-Davidson Motorcycle Trust 2015-1, 1.670%, 08/15/22	$964,741	0.3
840,000		Harley-Davidson Motorcycle Trust, 1.550%, 10/15/21	837,772	0.3
380,000	#	Porsche Innovative Lease Owner Trust 2015-1 A4, 1.430%, 05/21/21	376,843	0.1
1,000,000		Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	1,002,429	0.4
320,000		Toyota Auto Receivables 2015-B Owner Trust A4, 1.740%, 09/15/20	320,285	0.1
700,000		Toyota Auto Receivables Owner Trust, 1.180%, 06/17/19	697,971	0.2
6,981,972		Other Securities	6,949,856	2.4
			14,558,614	5.0
		Credit Card Asset-Backed Securities: 4.0%
1,500,000		Cabela’s Credit Card Master Note Trust 2015-1A A1, 2.260%, 03/15/23	1,490,345	0.5
1,450,000		Capital One Multi-Asset Execution Trust 2014-A5 A, 1.480%, 07/15/20	1,450,817	0.5
420,000		Citibank Credit Card Issuance Trust, 2.150%, 07/15/21	422,392	0.1
1,205,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	1,296,580	0.5
1,357,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	1,450,229	0.5
1,000,000		Discover Card Execution Note Trust, 5.650%, 03/16/20	1,069,633	0.4
2,080,000		Discover Card Execution Note Trust, 0.761%-2.120%, 03/15/21-01/18/22	2,068,397	0.7
2,250,000		Other Securities	2,238,895	0.8
			11,487,288	4.0
		Home Equity Asset-Backed Securities: 0.1%
237,909		Other Securities	241,016	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 5.2%
750,000	#	American Residential Properties 2014-SFR1 Trust, 2.701%, 09/17/31	$738,730	0.2
800,000	#	ARES XII CLO Ltd., 1.571%, 10/11/21	760,615	0.2
510,000	#	ARES XII CLO Ltd., 2.393%, 11/25/20	500,750	0.2
250,000	#	ARES XII CLO Ltd., 3.643%, 11/25/20	249,960	0.1
500,000	#	Atrium V, 1.060%, 07/20/20	483,837	0.2
750,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.216%, 03/17/21	723,136	0.2
600,000	#	CIFC Funding 2006-II Ltd., 2.014%, 03/01/21	588,310	0.2
1,000,000	#	Clydesdale CLO 2006 Ltd, 1.042%, 12/19/18	965,804	0.3
1,500,000	#	GoldenTree Loan Opportunities III Ltd., 1.579%, 05/01/22	1,441,009	0.5
500,000	#	GoldenTree Loan Opportunities V Ltd., 3.565%, 10/18/21	496,398	0.2
175,922	#	GSAMP Trust 2005-SEA2, 0.772%, 01/25/45	172,302	0.1
500,000	#	GSC Group CDO Fund VIII Ltd, 1.065%, 04/17/21	496,407	0.2
750,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 3.773%, 10/28/19	750,178	0.3
400,000	#	Gulf Stream - Compass CLO, 2.323%, 10/28/19	399,919	0.1
500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.926%, 06/17/21	486,362	0.2
750,000	#	Kingsland III Ltd., 1.032%, 08/24/21	715,496	0.2
500,000	#	KKR Financial CLO 2007-1 Ltd., 2.612%, 05/15/21	496,905	0.2
500,000	#	MSIM Peconic Bay Ltd., 2.317%, 07/20/19	493,330	0.2
1,000,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.320%, 03/25/20	968,925	0.3
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
500,000	#	Muir Grove CLO Ltd., 3.320%, 03/25/20	$498,051	0.2
200,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.812%, 06/15/20	197,170	0.1
1,750,000	#	Sierra CLO II Ltd., 3.820%, 01/22/21	1,749,962	0.6
748,053		Other Securities	745,533	0.2
			15,119,089	5.2
		Total Asset-Backed Securities (Cost $41,704,735)	41,406,007	14.3
U.S. TREASURY OBLIGATIONS:21.4%
		U.S. Treasury Notes: 21.4%
34,476,000	L	0.875%, due 11/30/17	34,382,260	11.9
8,702,000		1.250%, due 12/15/18	8,685,327	3.0
14,016,000		1.625%, due 07/31/20	13,953,727	4.8
2,551,000		1.750%, due 12/31/20	2,549,446	0.9
2,501,000		2.000%, due 11/30/22	2,487,644	0.8
		Total U.S. Treasury Obligations (Cost $62,275,557)	62,058,404	21.4
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.1%
		Federal Home Loan Mortgage Corporation: 0.7%##
2,000,000		0.875%, due 10/14/16	2,001,784	0.7
879		2.000%-2.163%, due 01/01/17-07/01/24	907	0.0
			2,002,691	0.7
		Federal National Mortgage Association: 0.1%##
353,097		Other Securities	374,040	0.1
		Government National Mortgage Association: 0.3%
648,704		Other Securities	698,010	0.3
		Total U.S. Government Agency Obligations (Cost $3,052,534)	3,074,741	1.1
		Total Long-Term Investments (Cost $277,447,207)	276,018,962	95.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:15.4%
	Securities Lending Collateralcc: 11.4%
7,841,173	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $7,841,431, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $7,997,996, due 06/06/16-05/04/37)	$7,841,173	2.7
7,841,173	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $7,841,465, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $7,997,996, due 01/15/16-04/01/51)	7,841,173	2.7
6,265,253	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $6,265,452, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $6,390,576, due 11/15/44)	6,265,253	2.2
7,841,173	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $7,841,457, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $7,997,997, due 01/15/16-10/20/65)	7,841,173	2.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
3,226,402	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $3,226,547, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $3,293,300, due 01/15/17-02/15/42)	$3,226,402	1.1
		33,015,174	11.4
	U.S. Treasury Notes: 3.6%
10,175,000	United States Treasury Note, 1.500%, due 07/31/16 (Cost $10,236,373)	10,228,480	3.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
1,269,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $1,269,000)	1,269,000	0.4
	Total Short-Term Investments (Cost $44,520,547)	44,512,654	15.4
	Total Investments in Securities (Cost $321,967,754)	$320,531,616	110.7
	Liabilities in Excess of Other Assets	(30,915,930)	(10.7)
	Net Assets	$289,615,686	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2015 (continued)

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $321,982,381.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$239,823
Gross Unrealized Depreciation	(1,690,588)
Net Unrealized Depreciation	$(1,450,765)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$140,980,934	$—	$140,980,934
Collateralized Mortgage Obligations	—	28,498,876	—	28,498,876
Short-Term Investments	1,269,000	43,243,654	—	44,512,654
U.S. Treasury Obligations	—	62,058,404	—	62,058,404
U.S. Government Agency Obligations	—	3,074,741	—	3,074,741
Asset-Backed Securities	—	41,406,007	—	41,406,007
Total Investments, at fair value	$1,269,000	$319,262,616	$—	$320,531,616
Other Financial Instruments+
Centrally Cleared Swaps	—	216,821	—	216,821
Futures	52,377	—	—	52,377
Total Assets	$1,321,377	$319,479,437	$—	$320,800,814
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(14,474)	$—	$(14,474)
Futures	(110,389)	—	—	(110,389)
Total Liabilities	$(110,389)	$(14,474)	$—	$(124,863)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2015, the following futures contracts were outstanding for Voya Limited Maturity Bond Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	336	03/31/16	$72,990,752	$(110,389)
			$72,990,752	$(110,389)
Short Contracts
U.S. Treasury 5-Year Note	(141)	03/31/16	(16,683,164)	52,377
			$(16,683,164)	$52,377

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following centrally cleared credit default swaps were outstanding for Voya Limited Maturity Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index Series 25, Version 1	Sell	1.000	Intercontinental Exchange	12/20/20	USD5,000,000	$27,315	$(14,474)
						$27,315	$(14,474)

(1)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Limited Maturity Bond Portfolio:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.493%	Chicago Mercantile Exchange	07/31/20	USD14,016,000	$115,028	$115,028
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.559%	Chicago Mercantile Exchange	11/05/20	USD13,732,000	101,793	101,793
				$216,821	$216,821

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$52,377
Interest rate contracts	Net Assets — Unrealized appreciation**	216,821
Total Asset Derivatives		$269,198
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$110,389
Credit contracts	Net Assets — Unrealized depreciation**	14,474
Total Liability Derivatives		$124,863

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Credit contracts	$—	$—	$(13,744)	$(13,744)
Interest rate contracts	(76,337)	(188,138)	(69,000)	(333,475)
Total	$(76,337)	$(188,138)	$(82,744)	$(347,219)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Credit contracts	$—	$—	$(14,474)	$(14,474)
Interest rate contracts	76,157	36,690	216,821	329,668
Total	$76,157	$36,690	$202,347	$315,194

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized apppreciation (depreciation) on investments.

See Accompanying Notes to Financial Statements

Voya Multi-Manager Large Cap Core	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 16.7%
154,510	@	Carmax, Inc.	$8,338,905	2.1
187,120		Carnival Corp.	10,194,298	2.5
81,523		Comcast Corp. - Class A	4,600,343	1.2
35,769		Delphi Automotive PLC	3,066,476	0.8
110,430	@	Dollar Tree, Inc.	8,527,405	2.1
165,285		Lowe’s Cos, Inc.	12,568,271	3.1
25,050	@	O’Reilly Automotive, Inc.	6,348,171	1.6
274,445		Other Securities	13,062,241	3.3
			66,706,110	16.7
		Consumer Staples: 8.7%
170,280		Altria Group, Inc.	9,911,999	2.5
106,340		Coca-Cola Co.	4,568,366	1.1
54,271		CVS Health Corp.	5,306,076	1.3
50,714		Edgewell Personal Care Co.	3,974,456	1.0
38,744		PepsiCo, Inc.	3,871,301	1.0
94,940		Other Securities	7,108,262	1.8
			34,740,460	8.7
		Energy: 4.8%
81,064		Chevron Corp.	7,292,517	1.8
103,471		ConocoPhillips	4,831,061	1.2
46,125		Exxon Mobil Corp.	3,595,444	0.9
100,699		Other Securities	3,542,921	0.9
			19,261,943	4.8
		Financials: 18.9%
13,800	@	Alleghany Corp.	6,595,434	1.6
45,810		American Express Co.	3,186,086	0.8
532,915		Bank of America Corp.	8,968,959	2.2
110,782	@	Berkshire Hathaway, Inc. - Class B	14,627,655	3.7
31,520		Blackrock, Inc.	10,733,190	2.7
113,906		Citigroup, Inc.	5,894,636	1.5
86,094		JPMorgan Chase & Co.	5,684,787	1.4
234,160		Wells Fargo & Co.	12,728,938	3.2
119,074		Other Securities	7,232,247	1.8
			75,651,932	18.9
		Health Care: 15.0%
68,509		Abbott Laboratories	3,076,739	0.7
138,860		Bristol-Myers Squibb Co.	9,552,179	2.4
44,507		Cardinal Health, Inc.	3,973,140	1.0
105,320		Eli Lilly & Co.	8,874,263	2.2
47,554		Johnson & Johnson	4,884,747	1.2
68,892		Medtronic PLC	5,299,173	1.3
219,580		Pfizer, Inc.	7,088,042	1.8
163,621		Other Securities	17,497,915	4.4
			60,246,198	15.0
		Industrials: 11.0%
69,530		Deere & Co.	5,303,053	1.3
37,868		FedEx Corp.	5,641,953	1.4
66,460		General Dynamics Corp.	9,128,946	2.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
138,057		General Electric Co.	$4,300,476	1.1
37,058		Honeywell International, Inc.	3,838,097	1.0
83,350		Nielsen NV	3,884,110	1.0
71,580		Norfolk Southern Corp.	6,054,952	1.5
98,471		Other Securities	5,807,423	1.4
			43,959,010	11.0
		Information Technology: 17.9%
111,820		Activision Blizzard, Inc.	4,328,552	1.1
3,788		Alphabet, Inc. - Class A	2,947,102	0.7
6,463		Alphabet, Inc. - Class C	4,904,641	1.2
66,039	@	Apple, Inc.	6,951,265	1.7
183,950		Cisco Systems, Inc.	4,995,162	1.2
317,669		EMC Corp.	8,157,740	2.0
28,840	@	Facebook, Inc.	3,018,394	0.8
24,540		International Business Machines Corp.	3,377,195	0.8
169,570		Microsoft Corp.	9,407,744	2.4
137,430		Visa, Inc. - Class A	10,657,697	2.7
279,022		Other Securities	13,020,273	3.3
			71,765,765	17.9
		Materials: 3.3%
30,385		Monsanto Co.	2,993,530	0.7
109,410		Mosaic Co.	3,018,622	0.8
19,020		NewMarket Corp.	7,241,485	1.8
			13,253,637	3.3
		Telecommunication Services: 2.3%
202,289		Verizon Communications, Inc.	9,349,797	2.3
		Utilities: 0.7%
42,997		Other Securities	2,855,895	0.7
		Total Common Stock (Cost $364,889,543)	397,790,747	99.3
SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
4,326,081		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $4,326,081)	4,326,081	1.1
		Total Short-Term Investments (Cost $4,326,081)	4,326,081	1.1
		Total Investments in Securities (Cost $369,215,624)	$402,116,828	100.4
		Liabilities in Excess of Other Assets	(1,555,385)	(0.4)
		Net Assets	$400,561,443	100.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager Large Cap Core	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

Cost for federal income tax purposes is $370,908,282.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$44,793,701
Gross Unrealized Depreciation	(13,585,155)
Net Unrealized Appreciation	$31,208,546

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$397,790,747	$—	$—	$397,790,747
Short-Term Investments	4,326,081	—	—	4,326,081
Total Investments, at fair value	$402,116,828	$—	$—	$402,116,828

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK:99.9%
		Consumer Discretionary: 13.0%
96,482	@	Amazon.com, Inc.	$65,211,219	1.4
612,906		Comcast Corp. - Class A	34,586,286	0.8
318,241		Home Depot, Inc.	42,087,372	0.9
230,478		McDonald’s Corp.	27,228,671	0.6
338,722		Nike, Inc.	21,170,125	0.5
372,688		Starbucks Corp.	22,372,461	0.5
71,084		Time Warner Cable, Inc.	13,192,480	0.3
200,672		Time Warner, Inc.	12,977,458	0.3
381,755		Walt Disney Co.	40,114,815	0.9
6,139,038		Other Securities(a)	307,053,707	6.8
			585,994,594	13.0
		Consumer Staples: 10.1%
492,135		Altria Group, Inc.	28,647,178	0.6
982,444		Coca-Cola Co.	42,205,794	1.0
52,409		Coca-Cola Enterprises, Inc.	2,580,619	0.1
277,939		CVS Health Corp.	27,174,096	0.6
365,673		PepsiCo, Inc.	36,538,046	0.8
388,877		Philip Morris International, Inc.	34,186,177	0.8
682,870		Procter & Gamble Co.	54,226,707	1.2
393,804		Wal-Mart Stores, Inc.	24,140,185	0.5
2,976,993		Other Securities	202,385,166	4.5
			452,083,968	10.1
		Energy: 6.5%
472,395		Chevron Corp.	42,496,654	1.0
1,044,906		Exxon Mobil Corp.	81,450,423	1.8
316,540		Schlumberger Ltd.	22,078,665	0.5
3,972,342		Other Securities(a)	145,885,187	3.2
			291,910,929	6.5
		Financials: 16.3%
2,613,553		Bank of America Corp.	43,986,097	1.0
470,238	@	Berkshire Hathaway, Inc. - Class B	62,090,225	1.4
747,733		Citigroup, Inc.	38,695,183	0.9
923,971		JPMorgan Chase & Co.	61,009,805	1.3
1,166,685		Wells Fargo & Co.	63,420,997	1.4
8,547,240		Other Securities(a)	464,616,850	10.3
			733,819,157	16.3
		Health Care: 15.1%
410,325		AbbVie, Inc.	24,307,653	0.6
98,927	@	Allergan plc	30,914,688	0.7
189,338		Amgen, Inc.	30,735,238	0.7
418,744		Bristol-Myers Squibb Co.	28,805,400	0.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
197,201	@	Celgene Corp.	$23,616,792	0.5
244,975		Eli Lilly & Co.	20,641,594	0.5
361,739		Gilead Sciences, Inc.	36,604,369	0.8
694,509		Johnson & Johnson	71,339,964	1.6
352,948		Medtronic PLC	27,148,760	0.6
701,185		Merck & Co., Inc.	37,036,592	0.8
1,549,436		Pfizer, Inc.	50,015,794	1.1
239,232		UnitedHealth Group, Inc.	28,143,252	0.6
3,134,490		Other Securities	271,664,220	6.0
			680,974,316	15.1
		Industrials: 10.0%
154,546		3M Co.	23,280,809	0.5
158,078		Boeing Co.	22,856,498	0.5
2,368,925		General Electric Co.	73,792,014	1.6
4,583,417		Other Securities(a)	331,574,926	7.4
			451,504,247	10.0
		Information Technology: 20.7%
73,124	@	Alphabet, Inc. - Class A	56,891,203	1.3
74,582	@	Alphabet, Inc. - Class C	56,598,788	1.3
1,399,419		Apple, Inc.	147,302,844	3.3
1,274,106		Cisco Systems, Inc.	34,598,349	0.8
569,890		Facebook, Inc.	59,644,687	1.3
224,020		International Business Machines Corp.	30,829,632	0.7
1,184,479		Intel Corp.	40,805,302	0.9
248,545		Mastercard, Inc.	24,198,341	0.5
2,004,982		Microsoft Corp.	111,236,401	2.5
803,598		Oracle Corp.	29,355,435	0.6
488,561		Visa, Inc. - Class A	37,887,906	0.8
7,205,353		Other Securities(a)	300,307,168	6.7
			929,656,056	20.7
		Materials: 2.8%
2,424,823		Other Securities	124,201,506	2.8
		Telecommunication Services: 2.4%
1,544,164		AT&T, Inc.	53,134,683	1.2
1,021,296		Verizon Communications, Inc.	47,204,301	1.0
503,460		Other Securities	8,773,967	0.2
			109,112,951	2.4
		Utilities: 3.0%
2,918,251		Other Securities	134,164,776	3.0
		Total Common Stock (Cost $3,089,043,630)	4,493,422,500	99.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Securities Lending Collateralcc: 0.4%
4,961,328	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $4,961,491, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $5,060,555, due 06/06/16-05/04/37)	$4,961,328	0.1
4,961,328	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $4,961,513, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $5,060,555, due 01/15/16-04/01/51)	4,961,328	0.1
3,964,218	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $3,964,344, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $4,043,514, due 11/15/44)	3,964,218	0.1
4,961,328	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $4,961,507, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $5,060,555, due 01/15/16-10/20/65)	4,961,328	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,041,409	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,041,501, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,083,737, due 01/15/17-02/15/42)	$2,041,409	0.0
		20,889,611	0.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
35,045,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $35,045,000)	35,045,000	0.8
	Total Short-Term Investments (Cost $55,934,611)	55,934,611	1.2
	Total Investments in Securities (Cost $3,144,978,241)	$4,549,357,111	101.1
	Liabilities in Excess of Other Assets	(47,461,069)	(1.1)
	Net Assets	$4,501,896,042	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $3,198,676,015.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,513,429,134
Gross Unrealized Depreciation	(162,748,038)
Net Unrealized Appreciation	$1,350,681,096

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$4,493,422,500	$—	$—	$4,493,422,500
Short-Term Investments	35,045,000	20,889,611	—	55,934,611
Total Investments, at fair value	$4,528,467,500	$20,889,611	$—	$4,549,357,111
Liabilities Table
Other Financial Instruments+
Futures	$(296,271)	$—	$—	$(296,271)
Total Liabilities	$(296,271)	$—	$—	$(296,271)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2015, the following futures contracts were outstanding for Voya U.S. Stock Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	404	03/18/16	$41,115,080	$(296,271)
			$41,115,080	$(296,271)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$296,271
		$296,271

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,847,067
Total	$1,847,067

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(801,318)
Total	$(801,318)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 100.1%
	Financials: 100.1%
158,800	Alexandria Real Estate Equities, Inc.	$14,349,168	2.1
154,600	American Residential Properties, Inc.	2,921,940	0.4
165,452	AvalonBay Communities, Inc.	30,464,677	4.5
189,056	Boston Properties, Inc.	24,112,202	3.6
384,200	Brandywine Realty Trust	5,248,172	0.8
405,200	CubeSmart	12,407,224	1.8
274,450	DCT Industrial Trust, Inc.	10,256,196	1.5
781,100	DDR Corp.	13,153,724	1.9
608,900	DiamondRock Hospitality Co.	5,875,885	0.9
228,757	Digital Realty Trust, Inc.	17,298,604	2.6
238,100	Douglas Emmett, Inc.	7,423,958	1.1
528,400	Duke Realty Corp.	11,106,968	1.6
66,494	Equinix, Inc.	20,107,786	3.0
583,771	Equity Residential	47,629,876	7.1
86,192	Essex Property Trust, Inc.	20,635,227	3.1
1,138,053	General Growth Properties, Inc.	30,966,422	4.6
282,245	Healthcare Realty Trust, Inc.	7,993,178	1.2
255,450	Healthcare Trust of America, Inc.	6,889,487	1.0
163,247	Highwoods Properties, Inc.	7,117,569	1.1
1,258,168	Host Hotels & Resorts, Inc.	19,300,297	2.9
214,500	Kilroy Realty Corp.	13,573,560	2.0
690,278	Kimco Realty Corp.	18,264,756	2.7
188,800	Kite Realty Group Trust	4,895,584	0.7
344,300	Paramount Group, Inc.	6,231,830	0.9
285,800	Pebblebrook Hotel Trust	8,008,116	1.2
284,200	Pennsylvania Real Estate Investment Trust	6,215,454	0.9
113,500	Post Properties, Inc.	6,714,660	1.0
655,884	ProLogis, Inc.	28,150,541	4.2
138,364	Public Storage, Inc.	34,272,763	5.1
167,230	QTS Realty Trust, Inc.	7,543,745	1.1
339,711	Ramco-Gershenson Properties	5,642,600	0.8
186,100	Regency Centers Corp.	12,677,132	1.9
356,731	Simon Property Group, Inc.	69,362,776	10.3
193,074	SL Green Realty Corp.	21,813,501	3.2
1,419,600	Spirit Realty Capital, Inc.	14,224,392	2.1
115,451	Sun Communities, Inc.	7,911,857	1.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
754,604	Sunstone Hotel Investors, Inc.	$9,425,004	1.4
482,303	UDR, Inc.	18,120,124	2.7
1,318,994	VEREIT, Inc.	10,446,432	1.5
204,013	Vornado Realty Trust	20,393,139	3.0
539,300	Welltower, Inc.	36,688,579	5.4
	Total Common Stock (Cost $576,643,288)	675,835,105	100.1
SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
2,645,308	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $2,645,308)	2,645,308	0.4
	Total Short-Term Investments (Cost $2,645,308)	2,645,308	0.4
	Total Investments in Securities (Cost $579,288,596)	$678,480,413	100.5
	Liabilities in Excess of Other Assets	(3,180,619)	(0.5)
	Net Assets	$675,299,794	100.0

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

Cost for federal income tax purposes is $582,086,409.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$113,932,232
Gross Unrealized Depreciation	(17,538,228)
Net Unrealized Appreciation	$96,394,004

REIT Diversification	Percentage of Net Assets
Retail REITs	23.1%
Residential REITs	21.1
Specialized REITs	18.6
Office REITs	16.9
Diversified REITs	7.8
Hotels, Resorts & Cruise Lines	4.3
Industrial REITs	4.2
Real Estate Services	3.2
Diversified Real Estate Activities	0.9
Liabilities in Excess of Other Assets*	(0.1)
Net Assets	100.0%

*
Includes short-term investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$675,835,105	$—	$—	$675,835,105
Short-Term Investments	2,645,308	—	—	2,645,308
Total Investments, at fair value	$678,480,413	$—	$—	$678,480,413

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 62.2%
	Consumer Discretionary: 3.4%
500,000	Ford Motor Co.	$7,045,000	1.4
131,208	General Motors Co.	4,462,384	0.9
65,000	Target Corp.	4,719,650	0.9
15,000	Other Securities(a)	747,150	0.2
		16,974,184	3.4
	Consumer Staples: 2.0%
60,000	PepsiCo, Inc.	5,995,200	1.2
112,879	Other Securities	4,254,447	0.8
		10,249,647	2.0
	Energy: 9.1%
200,000	BP PLC ADR	6,252,000	1.3
110,000	Chevron Corp.	9,895,600	2.0
70,000	Exxon Mobil Corp.	5,456,500	1.1
293,400	Royal Dutch Shell PLC - Class A ADR	13,434,786	2.7
296,200	Other Securities	10,219,828	2.0
		45,258,714	9.1
	Financials: 4.2%
287,000	Bank of America Corp.	4,830,210	1.0
55,800	JPMorgan Chase & Co.	3,684,474	0.7
80,000	Wells Fargo & Co.	4,348,800	0.9
168,108	Other Securities	8,070,582	1.6
		20,934,066	4.2
	Health Care: 5.4%
54,800	Johnson & Johnson	5,629,056	1.1
110,200	Merck & Co., Inc.	5,820,764	1.2
250,000	Pfizer, Inc.	8,070,000	1.6
100,000	Sanofi-Aventis SA ADR	4,265,000	0.8
50,000	Other Securities	3,377,388	0.7
		27,162,208	5.4
	Industrials: 7.9%
300,000	General Electric Co.	9,345,000	1.9
40,000	Lockheed Martin Corp.	8,686,000	1.7
30,500	Raytheon Co.	3,798,165	0.7
100,000	Republic Services, Inc.	4,399,000	0.9
40,000	United Technologies Corp.	3,842,800	0.8
121,000	Waste Management, Inc.	6,457,770	1.3
17,622	Other Securities	2,921,108	0.6
		39,449,843	7.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: 7.7%
200,000		Cisco Systems, Inc.	$5,431,000	1.1
395,000		Intel Corp.	13,607,750	2.7
123,100		Microsoft Corp.	6,829,588	1.4
109,000		Texas Instruments, Inc.	5,974,290	1.2
263,927		Other Securities	6,663,820	1.3
			38,506,448	7.7
		Materials: 6.8%
50,000	L	Agrium, Inc.	4,467,000	0.9
150,000		Dow Chemical Co.	7,722,000	1.5
100,000		Du Pont E I de Nemours & Co.	6,660,000	1.3
250,000	L	Rio Tinto PLC ADR	7,280,000	1.5
400,000		Other Securities	8,048,104	1.6
			34,177,104	6.8
		Telecommunication Services: 2.9%
73,975		Verizon Communications, Inc.	3,419,124	0.7
46,025	@	Verizon Communications, Inc. - VZC	2,139,611	0.4
1,604,545		Other Securities	8,976,639	1.8
			14,535,374	2.9
		Utilities: 12.8%
75,000		American Electric Power Co., Inc.	4,370,250	0.9
74,965		Duke Energy Corp.	5,351,751	1.1
135,000		Exelon Corp.	3,748,950	0.8
64,930		NextEra Energy, Inc.	6,745,578	1.3
150,000		PG&E Corp.	7,978,500	1.6
80,000		Pinnacle West Capital Corp.	5,158,400	1.0
109,712		PPL Corp.	3,744,471	0.7
140,000		Public Service Enterprise Group, Inc.	5,416,600	1.1
45,600		Sempra Energy	4,286,856	0.9
171,600		Southern Co.	8,029,164	1.6
160,000		Xcel Energy, Inc.	5,745,600	1.1
50,000		Other Securities	3,382,000	0.7
			63,958,120	12.8
		Total Common Stock (Cost $263,582,828)	311,205,708	62.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 5.7%
		Consumer Discretionary: 0.2%
10,000		Other Securities	$1,180,550	0.2
		Financials: 2.8%
4,300		Bank of America Corp.	4,701,061	1.0
6,000		Wells Fargo & Co.	6,977,910	1.4
60,050		Other Securities	2,049,372	0.4
			13,728,343	2.8
		Health Care: 0.5%
2,500		Other Securities	2,575,450	0.5
		Industrials: 0.2%
1,789		Other Securities	812,148	0.2
		Materials: 0.7%
100,000		Other Securities	3,331,000	0.7
		Utilities: 1.3%
46,300		Dominion Resources, Inc./VA	2,226,104	0.4
17,000		Dominion Resources, Inc./VA - Series A	902,360	0.2
17,000		Dominion Resources, Inc./VA - Series B	912,390	0.2
50,000		Other Securities	2,641,500	0.5
			6,682,354	1.3
		Total Preferred Stock (Cost $29,929,649)	28,309,845	5.7
EQUITY-LINKED SECURITIES: 2.4%
		Consumer Discretionary: 0.5%
70,000	#,@,Z	Deutshce Bank AG into General Motors Co., 8.000%	2,382,660	0.5
		Industrials: 0.7%
125,000	#,@	Goldman Sachs & Co. into General Electric Co., 5.500%	3,667,375	0.7
		Information Technology: 1.2%
55,000	#	Citigroup, Inc. into Apple, Inc., 7.000%	5,813,500	1.2
		Total Equity-Linked Securities (Cost $12,848,446)	11,863,535	2.4
WARRANTS: 0.0%
		Utilities: 0.0%
21,595	@	Dynegy, Inc.	10,150	0.0
		Total Warrants (Cost $498,071)	10,150	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES:26.9%
		Basic Materials: 1.7%
862,000	#	First Quantum Minerals Ltd., 6.750%, 02/15/20	$560,300	0.1
862,000	#	First Quantum Minerals Ltd., 7.000%, 02/15/21	545,215	0.1
5,000,000	#,L	FMG Resources August 2006 Pty Ltd., 9.750%, 03/01/22	4,600,000	0.9
EUR2,500,000	#	Kerling PLC, 10.625%, 02/01/17	2,730,474	0.6
			8,435,989	1.7
		Communications: 6.2%
2,200,000	#	Altice SA, 7.625%, 02/15/25	1,903,000	0.4
700,000	#	Altice SA, 7.750%, 05/15/22	633,500	0.1
7,617,472		Clear Channel Communications, Inc., 7.174%, 01/30/19	5,370,318	1.0
3,338,057		Clear Channel Communications, Inc., 7.924%-9.000%, 07/30/ 19-12/15/19	2,426,371	0.5
1,500,000	#	CommScope, Inc., 5.000%, 06/15/21	1,443,750	0.3
1,800,000	#	Neptune Finco Corp., 10.875%, 10/15/25	1,890,000	0.4
2,400,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	2,514,000	0.5
4,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	3,870,000	0.8
2,000,000	#	Virgin Media Secured Finance PLC, 5.500%, 01/15/25	2,005,000	0.4
10,700,000		Other Securities	9,213,325	1.8
			31,269,264	6.2
		Consumer, Cyclical: 2.2%
1,500,000	#,L	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	1,263,750	0.3
5,000,000		Belk, Inc. TL B 1L, 5.750%, 12/12/22	4,470,835	0.9
5,260,128		Other Securities	5,080,565	1.0
			10,815,150	2.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 2.5%
5,200,000		HCA, Inc., 5.875%-7.500%, 02/15/22-05/01/23	$5,620,000	1.1
1,700,000	#	VRX Escrow Corp., 5.875%, 05/15/23	1,525,750	0.3
1,300,000	#	VRX Escrow Corp., 6.125%, 04/15/25	1,163,500	0.2
4,300,000		Other Securities(a)	4,256,375	0.9
			12,565,625	2.5
		Diversified: 0.7%
400,000	#	Stena AB, 7.000%, 02/01/24	342,000	0.1
1,500,000	#	Stena International SA, 5.750%, 03/01/24	1,267,500	0.2
2,000,000		Other Securities	1,976,666	0.4
			3,586,166	0.7
		Energy: 2.7%
2,094,000	#,L	California Resources Corp., 8.000%, 12/15/22	1,107,202	0.2
2,553,000	#	Chesapeake Energy Corp., 8.000%, 12/15/22	1,263,735	0.3
1,800,000	#,L	Energy XXI Gulf Coast, Inc., 11.000%, 03/15/20	634,500	0.1
2,000,000	#,L	Halcon Resources Corp., 13.000%, 02/15/22	690,000	0.1
1,600,000	#	Kinder Morgan, Inc./DE, 5.625%, 11/15/23	1,465,814	0.3
1,000,000	#	Linn Energy LLC / Linn Energy Finance Corp., 12.000%, 12/15/20	510,000	0.1
18,181,000		Other Securities(a)	7,774,378	1.6
			13,445,629	2.7
		Financial: 4.2%
3,500,000		Bank of America Corp., 6.100%-8.125%, 12/29/49	3,558,125	0.7
6,000,000		Citigroup, Inc., 6.300%, 12/29/49	5,857,500	1.2
4,000,000		JPMorgan Chase & Co., 5.000%-5.150%, 05/29/49-12/29/49	3,797,500	0.8
2,500,000	#	OneMain Financial Holdings, Inc., 6.750%, 12/15/19	2,540,625	0.5
5,100,000		Other Securities(a)	5,109,875	1.0
			20,863,625	4.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 2.1%
1,600,000	#	Bombardier, Inc., 7.500%, 03/15/25	$1,128,000	0.2
2,000,000	#	BWAY Holding Co., 9.125%, 08/15/21	1,880,000	0.4
1,500,000	#	Cemex SAB de CV, 7.250%, 01/15/21	1,447,500	0.3
2,500,000	#	XPO Logistics, Inc., 6.500%, 06/15/22	2,321,875	0.5
3,600,000		Other Securities	3,573,892	0.7
			10,351,267	2.1
		Technology: 1.9%
2,500,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,671,875	0.3
5,400,000	#	First Data Corp., 7.000%, 12/01/23	5,413,500	1.1
2,413,000	#,&	First Data Corp., 8.750%, 01/15/22	2,524,239	0.5
			9,609,614	1.9
		Utilities: 2.7%
5,000,000		Dynegy, Inc., 7.375%, 11/01/22	4,375,000	0.9
5,000,000	#	InterGen NV, 7.000%, 06/30/23	3,987,500	0.8
6,500,000		Other Securities	5,366,875	1.0
			13,729,375	2.7
		Total Corporate Bonds/Notes (Cost $158,402,229)	134,671,704	26.9
		Total Long-Term Investments (Cost $465,261,223)	486,060,942	97.4
SHORT-TERM INVESTMENTS: 5.7%
		Corporate Bonds/Notes: 0.2%
1,000,000		Sabine Pass LNG LP, 7.500%, 11/30/16 (Cost $978,068)	1,000,000	0.2
		U.S. Government Agency Obligations: 0.3%
1,790,000		Federal Home Loan Bank Discount Notes, 0.090%, 01/04/16 (Cost $1,789,995)	1,790,000	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: 5.2%
6,160,590	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $6,160,820, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $6,283,802, due 01/15/16-04/01/51)	$6,160,590	1.2
4,922,214	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $4,922,370, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $5,020,672, due 11/15/44)	4,922,214	1.0
6,160,590	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $6,160,840, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $6,283,803, due 03/31/21-02/15/44)	6,160,590	1.3
6,160,590	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $6,160,813, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,283,802, due 01/15/16-10/20/65)	6,160,590	1.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,534,892	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,535,006, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,587,452, due 01/15/17-02/15/42)	$2,534,892	0.5
		25,938,876	5.2
	Total Short-Term Investments (Cost $28,706,939)	28,728,876	5.7
	Total Investments in Securities (Cost $493,968,162)	$514,789,818	102.9
	Liabilities in Excess of Other Assets	(14,740,398)	(2.9)
	Net Assets	$500,049,420	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

&
Payment-in-kind

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)
This grouping contains securities on loan.

EUR
EU Euro

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2015 (continued)

Cost for federal income tax purposes is $494,475,897.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$82,609,521
Gross Unrealized Depreciation	(62,295,600)
Net Unrealized Appreciation	$20,313,921

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$16,974,184	$—	$—	$16,974,184
Consumer Staples	10,249,647	—	—	10,249,647
Energy	45,258,714	—	—	45,258,714
Financials	20,934,066	—	—	20,934,066
Health Care	23,784,820	3,377,388	—	27,162,208
Industrials	38,900,011	—	549,832	39,449,843
Information Technology	35,226,378	3,280,070	—	38,506,448
Materials	27,784,400	6,392,704	—	34,177,104
Telecommunication Services	6,860,124	7,675,250	—	14,535,374
Utilities	63,958,120	—	—	63,958,120
Total Common Stock	289,930,464	20,725,412	549,832	311,205,708
Preferred Stock	20,747,264	6,750,433	812,148	28,309,845
Equity-Linked Securities	—	11,863,535	—	11,863,535
Warrants	10,150	—	—	10,150
Corporate Bonds/Notes	—	134,671,704	—	134,671,704
Short-Term Investments	—	28,728,876	—	28,728,876
Total Investments, at fair value	$310,687,878	$202,739,960	$1,361,980	$514,789,818

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Consumer Discretionary: 14.7%
138,506		Brinker International, Inc.	$6,641,363	0.9
116,063		Cinemark Holdings, Inc.	3,879,986	0.5
92,100		Cooper Tire & Rubber Co.	3,485,985	0.5
364,225	@	CROCS, Inc.	3,729,664	0.5
215,129		EW Scripps Co.	4,087,451	0.6
38,500	@	Helen of Troy Ltd.	3,628,625	0.5
106,592	@	Jarden Corp.	6,088,535	0.9
57,587		Morningstar, Inc.	4,630,571	0.7
63,883		Papa John’s International, Inc.	3,569,143	0.5
102,861		Pool Corp.	8,309,111	1.2
105,087	@	ServiceMaster Global Holdings, Inc.	4,123,614	0.6
2,709,284		Other Securities(a)	52,135,714	7.3
			104,309,762	14.7
		Consumer Staples: 3.3%
30,097		J&J Snack Foods Corp.	3,511,417	0.5
84,574		Spectrum Brands Holdings, Inc.	8,609,633	1.2
480,763		Other Securities(a)	11,304,086	1.6
			23,425,136	3.3
		Energy: 3.1%
323,494		Patterson-UTI Energy, Inc.	4,878,290	0.7
1,623,004		Other Securities(a)	16,888,282	2.4
			21,766,572	3.1
		Financials: 22.8%
292,333		Associated Banc-Corp.	5,481,244	0.8
119,626		BankUnited, Inc.	4,313,714	0.6
73,117		EastGroup Properties, Inc.	4,066,036	0.6
151,548		Great Western Bancorp, Inc.	4,397,923	0.6
128,162		HFF, Inc.	3,981,993	0.5
53,438		Mid-America Apartment Communities, Inc.	4,852,705	0.7
141,746		National Retail Properties, Inc.	5,676,927	0.8
92,089		ProAssurance Corp.	4,469,079	0.6
284,467		RLJ Lodging Trust	6,153,021	0.9
5,751,558		Other Securities(a)	118,382,701	16.7
			161,775,343	22.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 13.4%
200,480	@	Catalent, Inc.	$5,018,014	0.7
91,852	@	Centene Corp.	6,044,780	0.8
140,748		Healthsouth Corp.	4,899,438	0.7
98,564	L	Idexx Laboratories, Inc.	7,187,287	1.0
48,771	@	WellCare Health Plans, Inc.	3,814,380	0.5
89,519		West Pharmaceutical Services, Inc.	5,390,834	0.8
3,185,354		Other Securities(a)	62,882,126	8.9
			95,236,859	13.4
		Industrials: 17.7%
148,472		Allison Transmission Holdings, Inc.	3,843,940	0.5
81,100		Barrett Business Services, Inc.	3,531,094	0.5
101,500	@	Hawaiian Holdings, Inc.	3,585,995	0.5
145,339		Herman Miller, Inc.	4,171,229	0.6
99,655		KAR Auction Services, Inc.	3,690,225	0.5
144,631		Knight Transportation, Inc.	3,504,409	0.5
71,614	@	RBC Bearings, Inc.	4,625,548	0.7
62,950		Regal-Beloit Corp.	3,683,834	0.5
120,623		Toro Co.	8,813,923	1.3
180,375		Waste Connections, Inc.	10,158,720	1.4
30,905		Watsco, Inc.	3,619,903	0.5
3,232,890		Other Securities(a)	72,670,068	10.2
			125,898,888	17.7
		Information Technology: 13.3%
120,248	@	CoreLogic, Inc.	4,071,597	0.6
59,565	@	Guidewire Software, Inc.	3,583,430	0.5
190,880		Monotype Imaging Holdings, Inc.	4,512,403	0.6
227,400	@	Rovi Corp.	3,788,484	0.5
115,400	@	Take-Two Interactive Software, Inc.	4,020,536	0.6
4,093,515		Other Securities(a)	74,500,506	10.5
			94,476,956	13.3
		Materials: 4.6%
107,079		Aptargroup, Inc.	7,779,289	1.1
131,316	@	Crown Holdings, Inc.	6,657,721	0.9
116,968		Silgan Holdings, Inc.	6,283,521	0.9
497,350		Other Securities(a)	11,686,371	1.7
			32,406,902	4.6

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Telecommunication Services: 0.8%
365,300	Other Securities(a)	$5,448,892	0.8
	Utilities: 3.2%
90,913	NorthWestern Corp.	4,932,030	0.7
266,355	Portland General Electric Co.	9,687,332	1.4
498,178	Other Securities(a)	8,233,691	1.1
		22,853,053	3.2
	Total Common Stock (Cost $605,648,519)	687,598,363	96.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.8%
	Securities Lending Collateralcc: 3.9%
6,620,264	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $6,620,511, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $6,752,670, due 01/15/16-04/01/51)	6,620,264	0.9
5,277,129	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $5,277,297, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $5,382,687, due 11/15/44)	5,277,129	0.8
6,620,264	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $6,620,482, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $6,752,669, due 06/13/16-03/01/44)	6,620,264	0.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
6,620,264	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $6,620,503, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,752,669, due 01/15/16-10/20/65)	$6,620,264	0.9
2,736,625	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,736,748, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,793,368, due 01/15/17-02/15/42)	2,736,625	0.4
		27,874,546	3.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
20,710,847	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $20,710,847)	20,710,847	2.9
	Total Short-Term Investments (Cost $48,585,393)	48,585,393	6.8
	Total Investments in Securities (Cost $654,233,912)	$736,183,756	103.7
	Liabilities in Excess of Other Assets	(26,556,249)	(3.7)
	Net Assets	$709,627,507	100.0

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2015 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $657,400,479.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$139,333,486
Gross Unrealized Depreciation	(60,550,209)
Net Unrealized Appreciation	$78,783,277

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$104,309,762	$—	$—	$104,309,762
Consumer Staples	23,425,136	—	—	23,425,136
Energy	21,766,572	—	—	21,766,572
Financials	161,775,343	—	—	161,775,343
Health Care	95,236,859	—	—	95,236,859
Industrials	125,898,888	—	—	125,898,888
Information Technology	94,476,956	—	—	94,476,956
Materials	32,406,902	—	—	32,406,902
Telecommunication Services	5,448,892	—	—	5,448,892
Utilities	22,853,053	—	—	22,853,053
Total Common Stock	687,598,363	—	—	687,598,363
Short-Term Investments	20,710,847	27,874,546	—	48,585,393
Total Investments, at fair value	$708,309,210	$27,874,546	$—	$736,183,756
Other Financial Instruments+
Futures	14,184	—	—	14,184
Total Assets	$708,323,394	$27,874,546	$—	$736,197,940

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2015, the following futures contracts were outstanding for VY® JPMorgan Small Cap Core Equity Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	83	03/18/16	$9,391,450	$14,184
			$9,391,450	$14,184

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$14,184
Total Asset Derivatives		$14,184

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(110,257)
Total	$(110,257)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(144,957)
Total	$(144,957)

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Brazil: 0.4%
269,331		Other Securities	$915,725	0.4
		Canada: 0.2%
14,400		Other Securities	371,734	0.2
		China: 1.6%
2,372,100		Kunlun Energy Co. Ltd.	2,106,212	1.0
85,144		Other Securities	1,350,591	0.6
			3,456,803	1.6
		Denmark: 0.5%
32,270		Other Securities(a)	1,121,221	0.5
		France: 9.2%
96,432		AXA S.A.	2,634,881	1.3
59,400		BNP Paribas	3,360,711	1.6
23,745		Cie Generale des Etablissements Michelin	2,260,123	1.1
220,710		Credit Agricole SA	2,600,892	1.2
35,430		Sanofi	3,019,423	1.4
42,750	L	Technip S.A.	2,125,980	1.0
73,690		Total S.A.	3,303,643	1.6
			19,305,653	9.2
		Germany: 5.1%
222,940		Deutsche Lufthansa AG	3,511,561	1.7
25,280		Merck KGaA	2,447,644	1.2
80,110		Metro AG	2,552,104	1.2
21,680		Siemens AG	2,097,462	1.0
			10,608,771	5.1
		Ireland: 1.4%
38,430		Medtronic PLC	2,956,036	1.4
		Israel: 2.2%
68,889		Teva Pharmaceutical Industries Ltd. ADR	4,521,874	2.2
		Italy: 2.0%
450,808		UniCredit SpA	2,492,392	1.2
115,691		Other Securities	1,718,969	0.8
			4,211,361	2.0
		Japan: 4.3%
309,600		Nissan Motor Co., Ltd.	3,241,742	1.5
52,500		SoftBank Group Corp.	2,649,696	1.3
866,000		Other Securities	3,133,018	1.5
			9,024,456	4.3
		Netherlands: 3.5%
429,839		Aegon NV	2,430,951	1.1
153,905		Other Securities	4,967,882	2.4
			7,398,833	3.5
		Portugal: 1.1%
199,860		Galp Energia SGPS SA	2,332,114	1.1
		Russia: 0.9%
141,743		Other Securities	1,799,427	0.9
		Singapore: 2.3%
775,700		Singapore Telecommunications Ltd.	1,999,960	1.0
238,560		Other Securities	2,745,578	1.3
			4,745,538	2.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: 6.2%
29,705		Hyundai Motor Co.	$3,746,508	1.8
76,364		KB Financial Group, Inc.	2,151,465	1.0
6,657		Samsung Electronics Co., Ltd.	7,100,238	3.4
			12,998,211	6.2
		Spain: 1.2%
228,268	@	Telefonica S.A.	2,532,402	1.2
		Sweden: 1.5%
122,730		Getinge AB	3,214,944	1.5
		Switzerland: 5.1%
155,133	@	Credit Suisse Group AG	3,341,870	1.6
13,790		Roche Holding AG	3,821,325	1.8
23,320		Swiss Re Ltd.	2,277,578	1.1
947,330		Other Securities	1,255,342	0.6
			10,696,115	5.1
		Thailand: 0.6%
276,600		Other Securities	1,166,957	0.6
		Turkey: 0.9%
214,182		Other Securities	1,818,405	0.9
		United Kingdom: 12.7%
322,979		BAE Systems PLC	2,377,952	1.1
437,089		BP PLC	2,271,427	1.1
149,491		Sky PLC	2,450,583	1.2
94,200		CRH PLC - London	2,727,268	1.3
158,435		GlaxoSmithKline PLC	3,199,747	1.5
419,110		HSBC Holdings PLC	3,313,738	1.6
427,006		Kingfisher PLC	2,068,209	1.0
343,197		Standard Chartered PLC	2,847,575	1.4
919,919		Tesco PLC	2,021,328	1.0
1,192,199		Other Securities	3,206,763	1.5
			26,484,590	12.7
		United States: 34.6%
68,410		American International Group, Inc.	4,239,368	2.0
14,881	@	Allergan plc	4,650,312	2.2
4,070	@	Alphabet, Inc. - Class A	3,166,501	1.5
29,240		Amgen, Inc.	4,746,529	2.3
51,650		Apache Corp.	2,296,875	1.1
34,650		Capital One Financial Corp.	2,501,037	1.2
28,760		Chevron Corp.	2,587,249	1.2
106,710		Cisco Systems, Inc.	2,897,710	1.4
97,220		Citigroup, Inc.	5,031,135	2.4
61,120		Comcast Corp. - Class A	3,449,002	1.7
29,980		Eli Lilly & Co.	2,526,115	1.2
53,490		JPMorgan Chase & Co.	3,531,945	1.7
83,610		Microsoft Corp.	4,638,683	2.2
62,340		SunTrust Bank	2,670,646	1.3
86,570		Twenty-First Century Fox, Inc. - Class A	2,351,241	1.1
25,080		United Parcel Service, Inc. - Class B	2,413,448	1.2

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
1,041,344	Other Securities(a)	$18,627,912	8.9
		72,325,708	34.6
	Total Common Stock (Cost $204,923,030)	204,006,878	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.8%
	U.S. Government Agency Obligations: 1.9%
2,000,000	Farmer Mac Discount Notes, 0.120%, 01/04/16	2,000,000	0.9
2,000,000	Freddie Mac Discount Notes, 0.090%, 01/04/16	2,000,000	1.0
		4,000,000	1.9
	Securities Lending Collateralcc: 2.9%
1,441,499	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,441,553, collateralized by various U.S. Government Agency Obligations, 0.000%- 11.500%, Market Value plus accrued interest $1,470,329, due 01/15/16-04/01/51)	1,441,499	0.7
1,441,499	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.28%, due 01/04/16 (Repurchase Amount $1,441,543, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.250%, Market Value plus accrued interest $1,470,333, due 01/15/16-11/15/43)	1,441,499	0.7
1,441,499	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,441,548, collateralized by various U.S. Government Agency Obligations, 3.000%- 4.500%, Market Value plus accrued interest $1,470,329, due 11/15/42-02/20/45)	1,441,499	0.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,441,499	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,441,551, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.500%, Market Value plus accrued interest $1,470,329, due 01/15/16-10/20/65)	$1,441,499	0.7
303,423	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $303,433, collateralized by various U.S. Government Securities, 0.074%- 3.250%, Market Value plus accrued interest $309,493, due 07/31/16-11/15/23)	303,423	0.1
		6,069,419	2.9
	Total Short-Term Investments (Cost $10,069,408)	10,069,419	4.8
	Total Investments in Securities (Cost $214,992,438)	$214,076,297	102.3
	Liabilities in Excess of Other Assets	(4,876,040)	(2.3)
	Net Assets	$209,200,257	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $217,158,791.

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$34,026,714
Gross Unrealized Depreciation	(37,109,208)
Net Unrealized Depreciation	$(3,082,494)

Sector Diversification	Percentage of Net Assets
Financials	24.0%
Health Care	18.1
Energy	12.8
Information Technology	11.8
Sector Diversification	Percentage of Net Assets
Consumer Discretionary	11.7
Industrials	6.9
Telecommunication Services	5.8
Materials	4.2
Consumer Staples	2.2
U.S. Government Agency Obligations	0.9
Short-Term Investments	3.9
Liabilities in Excess of Other Assets	(2.3)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Brazil	$915,725	$—	$—	$915,725
Canada	371,734	—	—	371,734
China	517,639	2,939,164	—	3,456,803
Denmark	—	1,121,221	—	1,121,221
France	—	19,305,653	—	19,305,653
Germany	—	10,608,771	—	10,608,771
Ireland	2,956,036	—	—	2,956,036
Israel	4,521,874	—	—	4,521,874
Italy	—	4,211,361	—	4,211,361
Japan	—	9,024,456	—	9,024,456
Netherlands	—	7,398,833	—	7,398,833
Portugal	—	2,332,114	—	2,332,114
Russia	1,799,427	—	—	1,799,427
Singapore	1,105,082	3,640,456	—	4,745,538
South Korea	—	12,998,211	—	12,998,211
Spain	—	2,532,402	—	2,532,402
Sweden	—	3,214,944	—	3,214,944
Switzerland	—	10,696,115	—	10,696,115
Thailand	—	1,166,957	—	1,166,957
Turkey	1,818,405	—	—	1,818,405
United Kingdom	—	26,484,590	—	26,484,590
United States	72,325,708	—	—	72,325,708
Total Common Stock	86,331,630	117,675,248	—	204,006,878
Short-Term Investments	—	10,069,419	—	10,069,419
Total Investments, at fair value	$86,331,630	$127,744,667	$—	$214,076,297

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:
Portfolio Name	Type	Per Share Amount
Voya High Yield Portfolio
Class ADV	NII	$0.5544
Class I	NII	$0.6148
Class S	NII	$0.5894
Class S2	NII	$0.5752
Voya Large Cap Growth Portfolio
Class ADV	NII	$0.0016
Class I	NII	$0.1165
Class R6(1)	NII	$—
Class S	NII	$0.0742
Class S2	NII	$0.0501
All Classes, except Class R6	STCG	$0.0617
All Classes, except Class R6	LTCG	$1.9544
Voya Large Cap Value Portfolio
Class ADV	NII	$0.1601
Class I	NII	$0.2255
Class R6(1)	NII	$0.1979
Class S	NII	$0.1971
Class S2	NII	$0.1680
All Classes, except Class R6	STCG	$0.1340
All Classes, except Class R6	LTCG	$0.5063
Voya Limited Maturity Bond Portfolio
Class ADV	NII	$0.0545
Class I	NII	$0.1235
Class S	NII	$0.0964
Voya Multi-Manager Large Cap Core Portfolio
Class ADV	NII	$0.0546
Class I	NII	$0.1531
Class S	NII	$0.1113
All Classes	STCG	$0.3564
All Classes	LTCG	$0.6005
Portfolio Name	Type	Per Share Amount
Voya U.S. Stock Index Portfolio
Class ADV	NII	$0.1828
Class I	NII	$0.2556
Class S	NII	$0.2142
Class S2	NII	$0.2030
All Classes	STCG	$0.0174
All Classes	LTCG	$1.2625
VY® Clarion Real Estate Portfolio
Class ADV	NII	$0.3881
Class I	NII	$0.5559
Class S	NII	$0.4670
Class S2	NII	$0.4096
VY® Franklin Income Portfolio
Class ADV	NII	$0.4997
Class I	NII	$0.5594
Class S	NII	$0.5258
Class S2	NII	$0.5040
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$—
Class I	NII	$0.0950
Class S	NII	$0.0429
Class S2	NII	$0.0100
All Classes	STCG	$0.2779
All Classes	LTCG	$2.1573
VY® Templeton Global Growth Portfolio
Class ADV	NII	$0.3671
Class I	NII	$0.4580
Class S	NII	$0.4098
Class S2	NII	$0.3758
All Classes	LTCG	$0.4489

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
(1)
Commenced operations on November 24, 2015.

Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Large Cap Growth Portfolio	100.00%
Voya Large Cap Value Portfolio	89.80%
Voya Multi-Manager Large Cap Core Portfolio	55.87%
Voya U.S. Stock Index Portfolio	96.20%
VY® Clarion Real Estate Portfolio	1.50%
VY® Franklin Income Portfolio	36.86%
VY® JPMorgan Small Cap Core Equity Portfolio	64.27%
VY® Templeton Global Growth Portfolio	23.12%

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Large Cap Growth Portfolio	$627,559,367
Voya Large Cap Value Portfolio	$66,728,093
Voya Multi-Manager Large Cap Core Portfolio	$14,476,565
Voya U.S. Stock Index Portfolio	$390,388,042
VY® JPMorgan Small Cap Core Equity Portfolio	$81,194,300
VY® Templeton Global Growth Portfolio	$14,927,904
Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2015. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® Templeton Global Growth Portfolio	$393,451	$0.0256	79.45%

*
None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007 – Present	Retired.	151	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.

TRUSTEE AND OFFICER INFORMATION(Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 1994 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION(Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2003 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).

TRUSTEE AND OFFICER INFORMATION(Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

[This Page Intentionally Left Blank]

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VIT2AISS2         (1215-022216)

Annual Report

December 31, 2015

Voya Investors Trust

■ VY® BlackRock Inflation Protected Bond Portfolio
Classes ADV, I and S

Voya Variable Insurance Trust

■ VY® Goldman Sachs Bond Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Summary Portfolios of Investments	31
Tax Information	56
Trustee and Officer Information	57

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for a Portfolio. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Fed action — global reaction

Dear Shareholder,

One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25%–0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.

Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.

Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
January 12, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)

U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.

Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25%–0.50%.

Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.

Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.

U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.

In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.

International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Barclays U.S. Treasury Inflation Protected Securities Index	An unmanaged market index comprised of all U.S. Treasury Inflation Linked Securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index
A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

3

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)
U.S. Treasury Obligations	54.3%
Corporate Bonds/Notes	23.3%
U.S. Government Agency Obligations	13.5%
Foreign Government Bonds	5.8%
Purchased Options	0.4%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Gargi Chaudhuri, Director, and Martin Hegarty, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of –2.35% compared to the Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned -1.44% for the same period.

Portfolio Review: 2015 continued to be marked by global central bank policy divergence, most notably between that of the U.S., which was expected to ease off of its zero-interest rate policy, and Europe and Japan, which saw greater need to add to or maintain their record levels of easy monetary policy. The TIPS Index registered negative absolute performance in the last three quarters as real yields drifted higher and breakevens continued to be pressured by plummeting energy prices. Benchmark 10-year inflation expectations breached multi-year lows at the end of September before recovering somewhat to end the year at 1.56%.

In the Eurozone, the European Central Bank (“ECB”) remained challenged by persistently low market-based inflation expectations (5 year forward inflation remained below 2%). This dynamic caused them to implement easier monetary policy. However, in the fourth quarter, the ECB’s delivery of additional easing measures underwhelmed market expectations.

Over the year, the Portfolio was generally long breakevens in the U.S., and as the year drew to a close, added to long positioning in European breakevens. The Portfolio’s active foreign exchange (“FX”) positioning was transitioned from one that was predominantly long the USD (vs. the EUR and JPY), to a structure that held tactical positions to hedge Portfolio risks, especially around near-term headlines, risk events, and the forward evolution of monetary policy.

For performance over the year, the Portfolio’s long USD FX positioning (esp. vs. EUR) and allocation to Italian inflation-linked bonds / breakevens were the primary contributors to active performance over the period. The Portfolio’s New Zealand (outright, and in part vs. U.S.) real rate allocation also contributed.

Long U.S. breakeven positioning was the primary detractor over the 12-month period, as energy prices plummeted and challenged market-based measures of inflation expectations. Additional detractors included the Portfolio’s short Japanese nominal positioning.

Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/25	5.6%
United States Treasury Inflation Indexed Bonds, 3.875%, 04/15/29	5.3%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	4.9%
United States Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	4.3%
Fannie Mae, 1.750%, 09/12/19	4.0%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/25	4.0%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	3.7%
United States Treasury Inflation Indexed Bonds, 2.000%, 01/15/26	3.7%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/24	3.6%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/42	3.2%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: U.S. — We continue to maintain a long position in both 10 year and 30 year breakevens — given that the Federal Reserve Board’s (“Fed”) 2% target on core personal consumption expenditures is historically equivalent to at least –2.40% on CPI, we believe the inflation market continues to underprice inflation risk premium. This is especially true given the Fed’s commitment to monitor ’actual and expected progress’ toward achieving their inflation mandate. We expect breakevens to push wider in 2016, and our inflation forecast calls for an uptick in Core CPI to over 2% by mid-2016. We remain optimistic that diminishing slack in the labor market coupled with moderate stabilization in energy prices will cause longer dated inflation expectations to rebound. We believe that risks overseas (i.e. China) will not necessarily derail U.S. growth, employment, or cause extensive downward pressure on inflation. Rather, the level of global economic spare capacity should be the most important driver of forward inflation.

Europe (incl. UK) — We maintain confidence in the ability of the ECB to support recovery in the Eurozone, and find peripheral real rates and breakevens as attractive on a risk-reward basis as that of the U.S. From a valuations standpoint, both core and peripheral European breakevens remain benign relative to a stable run-rate of European services inflation.

Asia Pacific — Since we expect the Bank of Japan’s aggressive QQE program to be successful in raising inflation expectations closer to 2%, we remain biased to be short Japan nominal rates and long Japanese breakevens (additional market risk-off sentiment would encourage us to reduce some nominal rate short). Besides the effects of easy monetary policy by the central bank, wage pressure (government mandated raises) should lead to higher inflation and bond yields. We continue to find New Zealand real rates to be attractive given the lack of high quality higher yielding assets globally, and especially so relative to UK/U.S. real yields.

FX — We remain tactical in this area to hedge Portfolio risks, especially around near-term headlines, risk events, and the forward evolution of monetary policy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	–2.89%	1.30%	2.86%
Class I	–2.35%	1.89%	3.51%
Class S	–2.61%	1.65%	3.22%
TIPS Index	–1.44%	2.55%	4.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

VY® GOLDMAN SACHS BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)
Corporate Bonds/Notes	32.6%
U.S. Government Agency Obligations	30.9%
Asset-Backed Securities	12.6%
U.S. Treasury Obligations	12.5%
Foreign Government Bonds	5.9%
Collateralized Mortgage Obligations	4.8%
Municipal Bonds	1.1%
Liabilities in Excess of Other Assets*	(0.4)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Goldman Sachs Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by Jonathan Beinner and Michael Swell, Portfolio Managers of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the period since inception on February 20, 2015, through December 31, 2015, the Portfolio’s shares provided a total return of 0.20% compared to the Barclays U.S. Aggregate Bond Index, which returned 0.07% for the same period.

Portfolio Review: The Portfolio’s duration strategy contributed over the period, largely due to a short U.S. rates position, implemented by futures, which outperformed in June as government bond yields rose broadly across developed markets.

The Portfolio’s country strategy contributed to performance, largely due to long positions in Europe, Canada and Japan versus short positions in the UK and the U.S. Within Europe, long positions in Italy and Spain versus France further contributed to returns. In the Portfolio’s currency strategy, long U.S. dollar positioning versus the Japanese yen, euro, Australian dollar, and New Zealand dollar added to returns. The U.S. dollar appreciated in the fourth quarter of 2015 due to increasing market expectations that the U.S. Federal Reserve Board (“Fed”) would likely raise interest rates. The Fed initiated rate hikes at its December meeting. The Portfolio also benefited from short positions in several Asian currencies, including the Korean won, Singapore dollar, Taiwanese dollar and Chinese renminbi. This was offset by emerging market currencies, which were hit by volatility in corporate credit and low commodity prices over the period.

Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)
Ginnie Mae, 4.000%, 09/20/40	11.3%
United States Treasury Bond, 3.625%, 02/15/44	4.7%
Fannie Mae, 3.500%, 06/25/42	2.8%
Ginnie Mae, 4.000%, 08/20/45	2.4%
Fannie Mae, 4.000%, 08/25/40	2.3%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/23	2.2%
Fannie Mae, 3.500%, 10/01/45	2.2%
United States Treasury Bond, 3.000%, 11/15/44	2.1%
Fannie Mae, 3.500%, 09/01/45	1.6%
Freddie Mac Series K043 A2, 3.062%, 12/25/24	1.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Cross sector positioning detracted over the period, driven by an overweight to corporate credit as spreads widened for most of the year due to elevated issuance — driven by record- breaking merger and acquisition activity — as well as heightened market volatility linked to lower commodity prices and a potential slowdown in Chinese growth. Government/swap exposure further detracted from performance. The Portfolio’s tactical allocation to tax-exempt Puerto Rican municipal debt further detracted from returns, as spreads widened amid concerns that the territory may need to restructure its debt over the summer. This was offset by an underweight to agency mortgage-backed securities. This position contributed to performance due to stretches of underperformance to duration-adjusted U.S. Treasuries between the months of June and September during which the Portfolio had a relatively underweight position.

Security selection contributed to performance over the period. Within corporate credit, selections of investment grade debt and collateralized loan obligations (“CLOs”) contributed to performance. We believe CLOs offer attractive spread levels versus other securitizations of similar credit quality. Investment grade credit index swaps further contributed to performance within corporate credit. Tactical trades further contributed to returns in the government/swaps strategy. Within emerging markets, selections of U.S. dollar-denominated Brazilian and Venezuelan debt further added to returns. This was slightly offset by selections of tax exempt Puerto Rican municipal debt, which detracted from performance.

Current Strategy and Outlook: We expect the global economy will maintain its course of slow growth and low inflation in 2016. We also expect continued gradual policy tightening from the Fed, while global monetary policy is likely to remain easy. We believe that these are generally benign conditions for markets, but valuations in some sectors suggest investors are more focused on potential worst-case scenarios in growth and inflation, commodities and corporate credit, and emerging markets and China. In our opinion, these are grounds for concern and potential drivers of volatility in 2016.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	VY® GOLDMAN SACHS BOND PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2015
Since Inception February 20, 2015
VY® Goldman Sachs Bond Portfolio	0.20%
Barclays U.S. Aggregate Bond Index	0.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Goldman Sachs Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$972.70	1.11%	$5.52	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	975.00	0.51	2.54	1,000.00	1,022.63	0.51	2.60
Class S	1,000.00	974.00	0.76	3.78	1,000.00	1,021.37	0.76	3.87

VY® Goldman Sachs Bond Portfolio
	$1,000.00	$1,009.10	0.58%	$2.94	$1,000.00	$1,022.28	0.58%	$2.96

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust and Voya Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of VY® BlackRock Inflation Protected Bond Portfolio, a series of Voya Investors Trust, and including the summary portfolio investments of VY® Goldman Sachs Bond Portfolio, a series of Voya Variable Insurance Trust, as of December 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2015, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2016

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
ASSETS:
Investments in securities at fair value+*	$552,889,474	$188,493,559
Short-term investments at fair value**	8,495,696	31,289,527
Total investments at fair value	$561,385,170	$219,783,086
Cash	6,422,696	141,129
Cash collateral for futures	93,972	1,130,606
Cash pledged for centrally cleared swaps (Note 2)	417,490	—
Cash pledged as collateral for OTC derivatives (Note 2)	1,030,000	—
Foreign currencies at value***	5,560,099	58,850
Foreign cash collateral for futures****	—	280,132
Receivables:
Investment securities sold	692,096	441,936
Investment securities sold on a delayed-delivery or when-issued basis	—	2,014,844
Fund shares sold	8,902,702	22,352,586
Dividends	2,775	4,829
Interest	2,833,719	1,299,417
Unrealized appreciation on forward foreign currency contracts	617,382	503,414
Unrealized appreciation on OTC swap agreements	829,589	6,342
Variation margin receivable on centrally cleared swaps	4,203	—
Prepaid expenses	1,293	—
Prepaid offering expense	—	5,705
Reimbursement due from manager	—	7,939
Other assets	12,495	820
Total assets	588,805,681	248,031,635

LIABILITIES:
Payable for investment securities purchased	6,572,031	153,619
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	33,617,891
Payable for fund shares redeemed	9,528,902	24,921,109
Payable for foreign cash collateral for futures*****	3,552	—
Payable upon receipt of securities loaned	—	604,694
Unrealized depreciation on forward foreign currency contracts	1,544,946	607,329
Upfront payments received on OTC swap agreements	—	168,066
Unrealized depreciation on OTC swap agreements	793,484	6,281
Variation margin payable on centrally cleared swaps	—	53,611
Payable for investment management fees	232,387	81,568
Payable for distribution and shareholder service fees	71,324	—
Payable to trustees under the deferred compensation plan (Note 6)	12,495	820
Payable for trustee fees	3,458	974
Other accrued expenses and liabilities	91,936	48,323
Written options, at fair valueˆ	1,817,513	—
Total liabilities	20,672,028	60,264,285
NET ASSETS	$568,133,653	$187,767,350

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$663,787,755	$187,373,514
Undistributed net investment income	933,920	4,673,721
Accumulated net realized loss	(75,607,891)	(765,770)
Net unrealized depreciation	(20,980,131)	(3,514,115)
NET ASSETS	$568,133,653	$187,767,350
________________
+ Including securities loaned at value	$—	$586,819
* Cost of investments in securities	$572,971,371	$192,037,637
** Cost of short-term investments	$8,495,696	$31,289,632
*** Cost of foreign currencies	$5,523,066	$58,453
**** Cost of foreign cash collateral for futures	$—	$280,132
***** Cost of payable for foreign cash collateral for futures	$3,552	$—
ˆ Premiums received on written options	$3,559,429	$—

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
Class ADV
Net assets	$54,749,891	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	6,163,382	n/a
Net asset value and redemption price per share	$8.88	n/a

Class I
Net assets	$311,109,613	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	33,839,507	n/a
Net asset value and redemption price per share	$9.19	n/a

Class S
Net assets	$202,274,149	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	22,171,239	n/a
Net asset value and redemption price per share	$9.12	n/a

Portfolio(1)
Net assets	n/a	$187,767,350
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	18,737,079
Net asset value and redemption price per share	n/a	$10.02

________________
(1) Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
		February 20, 2015(1) to December 31, 2015
INVESTMENT INCOME:
Dividends	$44,374	$24,738
Interest, net of foreign taxes withheld*	4,329,163 (2)	3,922,313
Securities lending income, net	—	1,178
Total investment income	4,373,537	3,948,229

EXPENSES:
Investment management fees(3)	3,311,067	804,787
Distribution and shareholder service fees:
Class ADV	445,545	—
Class S	559,560	—
Transfer agent fees	1,209	940
Administrative service fees(3)	246,628	35,888
Shareholder reporting expense	32,050	11,223
Professional fees	60,300	46,080
Custody and accounting expense	117,875	81,080
Trustee fees	20,746	5,845
Offering expense	—	27,295
Miscellaneous expense	31,449	11,003
Interest expense	36	—
Total expenses	4,826,465	1,024,141
Net waived and reimbursed fees	(365,728)	(46,923)
Net expenses	4,460,737	977,218
Net investment income (loss)	(87,200)	2,971,011

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(36,400,931)	(1,225,058)
Foreign currency related transactions	15,489,694	669,750
Futures	(2,215,947)	691,157
Swaps	6,691,614	801,091
Written options	7,336,417	—
Net realized gain (loss)	(9,099,153)	936,940
Net change in unrealized appreciation (depreciation) on:
Investments	(4,453,834)	(3,544,183)
Foreign currency related transactions	(4,064,197)	(104,109)
Futures	2,238,611	1,605
Swaps	(977,458)	132,572
Written options	1,483,869	—
Net change in unrealized appreciation (depreciation)	(5,773,009)	(3,514,115)
Net realized and unrealized loss	(14,872,162)	(2,577,175)
Increase (decrease) in net assets resulting from operations	$(14,959,362)	$393,836

________________
* Foreign taxes withheld	$—	$55

________________
(1) Commencement of operations.
(2)   Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds. Please refer to Note 2 for additional details regarding inflationary and deflationary adjustments to interest income for VY® BlackRock Inflation Protected Bond Portfolio.

(3)  Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® Goldman Sachs Bond Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	February 20, 2015(1) to December 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$(87,200)	$8,411,545	$2,971,011
Net realized gain (loss)	(9,099,153)	(6,036,953)	936,940
Net change in unrealized appreciation (depreciation)	(5,773,009)	20,455,555	(3,514,115)
Increase (decrease) in net assets resulting from operations	(14,959,362)	22,830,147	393,836

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(642,459)	(782,440)	—
Class I	(3,883,410)	(7,135,022)	—
Class S	(2,222,511)	(3,644,355)	—
Return of capital:
Class ADV	(20,331)	—	—
Class I	(1,607,540)	—	—
Class S	(642,177)	—	—
Total distributions	(9,018,428)	(11,561,817)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	69,871,100	80,576,920	259,113,887
Reinvestment of distributions	9,018,428	11,561,817	—
	78,889,528	92,138,737	259,113,887
Cost of shares redeemed	(244,456,802)	(198,275,634)	(71,740,373)
Net increase (decrease) in net assets resulting from capital share transactions	(165,567,274)	(106,136,897)	187,373,514
Net increase (decrease) in net assets	(189,545,064)	(94,868,567)	187,767,350

NET ASSETS:
Beginning of year or period	757,678,717	852,547,284	—
End of year or period	$568,133,653	$757,678,717	$187,767,350
Undistributed net investment income at end of year or period	$933,920	$3,595,156	$4,673,721

________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-15	9.24	(0.05)		(0.22)	(0.27)	0.09	—	0.00 *	0.09	—	8.88	(2.89)	1.30	1.11	1.11	(0.52)	54,750	470
12-31-14	9.15	0.05		0.15	0.20	0.11	—	—	0.11	—	9.24	2.14	1.30	1.11	1.11	0.57	63,936	527
12-31-13	10.74	(0.07	)•	(0.88)	(0.95)	—	0.64	—	0.64	—	9.15	(8.98)	1.29	1.14	1.14	(0.66)	74,204	613
12-31-12	10.73	0.02		0.61	0.63	0.04	0.58	—	0.62	—	10.74	5.95	1.28	1.13	1.13	0.19	102,747	475
12-31-11	10.26	0.14	•	1.01	1.15	0.23	0.45	—	0.68	—	10.73	11.50	1.29	1.13	1.13	1.36	63,860	465
Class I
12-31-15	9.54	0.01	•	(0.23)	(0.22)	0.08	—	0.05	0.13	—	9.19	(2.35)	0.55	0.51	0.51	0.16	311,110	470
12-31-14	9.42	0.11		0.16	0.27	0.15	—	—	0.15	—	9.54	2.81	0.55	0.51	0.51	1.18	450,442	527
12-31-13	10.97	(0.00	)*	(0.91)	(0.91)	—	0.64	—	0.64	—	9.42	(8.41)	0.54	0.54	0.54	(0.05)	476,969	613
12-31-12	10.91	0.09		0.61	0.70	0.06	0.58	—	0.64	—	10.97	6.56	0.53	0.53	0.53	0.83	508,369	475
12-31-11	10.41	0.26		0.97	1.23	0.28	0.45	—	0.73	—	10.91	12.10	0.54	0.53	0.53	2.45	423,197	465
Class S
12-31-15	9.48	(0.02)		(0.22)	(0.24)	0.09	—	0.03	0.12	—	9.12	(2.61)	0.80	0.76	0.76	(0.19)	202,274	470
12-31-14	9.37	0.09		0.15	0.24	0.13	—	—	0.13	—	9.48	2.54	0.80	0.76	0.76	0.90	243,300	527
12-31-13	10.94	(0.04	)•	(0.89)	(0.93)	—	0.64	—	0.64	—	9.37	(8.62)	0.79	0.79	0.79	(0.40)	301,374	613
12-31-12	10.90	0.06		0.61	0.67	0.05	0.58	—	0.63	—	10.94	6.26	0.78	0.78	0.78	0.50	587,903	475
12-31-11	10.40	0.20	•	1.01	1.21	0.26	0.45	—	0.71	—	10.90	11.91	0.79	0.78	0.78	1.86	522,743	465
VY® Goldman Sachs Bond Portfolio
02-20-15(5)–12-31-15	10.00	0.15	•	(0.13)	0.02	—	—	—	—	—	10.02	0.20	0.61	0.58	0.58	1.77	187,767	507

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-five active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a non-diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® Goldman Sachs Bond Portfolio (“Goldman Sachs Bond”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Goldman Sachs Bond are each, a “Portfolio” and collectively, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Goldman Sachs Bond does not have a share class designation.

Directed Services LLC (“DSL”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the investment adviser to BlackRock Inflation Protected Bond. Voya Investments, LLC (“Voya Investments”), an Arizona limited liability company, serves as the investment adviser to Goldman Sachs Bond. DSL and Voya Investments are collectively referred to as the “Investment Advisers.” The Investment Advisers oversee all investment management and portfolio management services for the Portfolios and assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA).The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Advisers responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Advisers or their affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolios of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of each Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. Net investment income dividends and net capital gains distribution, if any, for Goldman Sachs Bond will be declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributes net capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategy permits the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. The price of a bond and other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons, or if the issuer is late (or defaults) in paying interest or principal.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a Portfolio that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2015, the maximum amount of loss that BlackRock Inflation Protected Bond and Goldman Sachs Bond would incur if the counterparties to their derivative transactions failed to perform would be $3,689,173 and $504,386, respectively, which represents the gross payments to be received by the Portfolios on purchased options, forward foreign currency contracts, and OTC interest rate and inflation-linked swaps were they to be unwound as of December 31, 2015. There was no collateral posted by any counterparty to either Portfolio as of December 31, 2015.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had a liability position of $4,155,943 and $776,306, respectively, on open OTC interest rate and inflation-linked swaps, forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2015, the Portfolios could have been required to pay this amount in cash to its counterparties. At December 31, 2015, BlackRock Inflation Protected Bond had pledged $1,030,000 in cash collateral for open OTC derivative transactions. At December 31, 2015, Goldman Sachs Bond did not pledge any cash collateral for its open OTC derivative transactions.

H. Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolios of Investments.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2015.

	Buy	Sell
BlackRock Inflation Protected Bond	$85,075,477	$163,769,766
Goldman Sachs Bond	51,727,373	34,804,514

I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolios of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolios of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

At December 31, 2015, BlackRock Inflation Protected Bond has pledged U.S. Treasury Inflation Indexed Protected Securities with a original par value of $1,390,000 with the broker as collateral for open futures contracts. The

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security has been footnoted as pledged in the Portfolios of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had purchased and sold futures contracts on various bonds and notes as part of their duration strategy.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio/Summary Portfolio of Investments for open futures contracts at December 31, 2015.

	Purchased	Sold
BlackRock Inflation Protected Bond	$127,149,289	$373,169,870
Goldman Sachs Bond	48,128,752	13,564,170

J. Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond had purchased and written options on exchange-traded futures contracts to manage its duration strategy and to generate income. There were no open or written options on exchange-trade futures contracts at December 31, 2015.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond had purchased and written options on foreign currencies to manage its foreign exchange exposure and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written foreign currency options at December 31, 2015.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond had purchased and written interest rate swaptions to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written interest rate swaptions at December 31, 2015.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond had purchased inflation rate floor options to manage its inflation strategy. There were no open purchased inflation rate floor options at December 31, 2015.

During the December 31, 2015, BlackRock Inflation Protected Bond had purchased and written inflation rate caps to manage its inflation strategy and to generate income. Please refer to the Portfolios of Investments and the tables following for open purchased and written inflation rate caps at December 31, 2015.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2015.

K. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolios of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolios of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which a Portfolio is seller of protection are disclosed following the Summary Portfolio of Investments for Goldman Sachs Bond. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2015, Goldman Sachs Bond had purchased and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Goldman Sachs Bond used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit and commercial mortgage-backed securities market. For the year ended December 31, 2015, Goldman Sachs Bond had an average notional amount of $3,225,000 on credit default swaps to buy protection and an average notional amount of $13,175,000 on credit default swaps to sell protection. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps at December 31, 2015.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $29,992,000 and $104,600,299, respectively.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $44,762,117 and $64,923,513, respectively.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following each respective Portfolio/Summary Portfolio of Investments for open interest rate swaps at December 31, 2015.

At December 31, 2015, BlackRock Inflation Protected Bond had posted $417,490 in cash collateral for open centrally cleared interest rate swaps. Goldman Sachs Bond had not posted any cash collateral at December 31, 2015.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond had entered into total return swaps to increase exposure to the interest rate risk of various indices. These total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of interest rate spreads of the related indices. The Portfolio enters into total return swaps as part of its duration and inflation strategy. For the year ended December 31, 2015, BlackRock Inflation Protected Bond had an average notional amount of $232,555,045 on total return swaps. There were no open total return swaps at December 31, 2015.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). During the year ended December 31,2015, BlackRock Inflation Protected Bond had an average notional amount of $20,575,000 on long inflation-linked swaps.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a fixed interest rate and receive a floating rate linked to an inflation index (“Short inflation-linked swap”). During the year ended December 31, 2015, BlackRock Inflation Protected Bond had an average notional amount of $272,075,000 on short inflation-linked swaps.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of its inflation strategy. Please refer to the tables following the Summary Portfolio of Investments for open inflation-linked swaps at December 31, 2015.

L. Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M. Securities Lending. The Portfolios may temporarily loan up to 33 1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve month period on a straight-line basis staring at the commencement of operations.

O. Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$1,308,631,572	$822,392,823
Goldman Sachs Bond	137,733,449	23,786,310

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$2,188,572,669	$2,305,419,816
Goldman Sachs Bond	1,000,074,746	919,092,195

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management Agreement”) with their respective Investment Adviser. The Management Agreement compensated the respective Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Amounts paid to the Investment Advisers through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.45% on the first $200 million; 0.40% on the next $800 million; and 0.30% on the amount in excess of $1 billion
Goldman Sachs Bond	0.40% on the first $750 million; and 0.38% on assets over $750 million

(1)	DSL had contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed were not eligible for recoupment.

Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for the Portfolios’ operations, and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.

Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.

The Amended and Restated Investment Management Agreement compensates each Portfolio’s respective Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Single management fee amounts paid to the Investment Advisers from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% on the amount in excess of $1 billion
Goldman Sachs Bond	0.50% on the first $750 million; and 0.48% on assets over $750 million

(1)	Effective May 1, 2015, DSL has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Trusts and the Investment Advisers have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Advisers based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Advisers may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Goldman Sachs Bond	Goldman Sachs Asset Management, L.P.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a Rule 12b-1 shareholder service and distribution Plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.50% of the

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEE (continued)

Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive a portion of the distribution fee equal to 0.15% of the Portfolio’s average daily net assets attributable to Class ADV shares so that the actual fee paid by the Portfolio is a rate of 0.35%. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	10.21%
Voya Insurance and Annuity Company	BlackRock Inflation Protected Bond	34.46
Voya Retirement Conservative Portfolio	BlackRock Inflation Protected Bond	15.37
Voya Retirement Moderate Portfolio	BlackRock Inflation Protected Bond	19.88
Voya Solution 2025 Portfolio	Goldman Sachs Bond	16.12
Voya Solution Income Portfolio	BlackRock Inflation Protected Bond	9.30
	Goldman Sachs Bond	24.86

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of a Portfolio, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Portfolios, whereby the Investment Advisers have agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Goldman Sachs Bond	0.58%

The Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Advisers of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Advisers are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2015, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisers, and the related expiration dates, are as follows:

	December 31,
Portfolio	2016	2017	2018	Total
Goldman Sachs Bond	$—	$—	$46,923	$46,923

The Expense Limitation Agreement is contractual through May 1, 2016 for BlackRock Inflation Protected Bond and through May 1, 2017 for Goldman Sachs Bond and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios utilized the line of credit during the year ended December 31, 2015 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Inflation Protected Bond	2	$574,000	1.13%

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	AUD Notional	CAD Notional	CHF Notional	EUR Notional	GBP Notional	NZD Notional	USD Notional	Cost
Balance at 12/31/2014	53,880,000	—	—	12,265,000	—	—	15,225,000	$579,636
Options Purchased	244,285,000	186,220,000	28,120,000	962,110,000	97,565,000	46,855,000	562,210,000	11,449,736
Options Terminated in Closing Sell Transactions	(37,700,000)	(95,720,000)	—	(103,865,000)	(30,895,000)	—	(45,665,000)	(3,196,205)
Options Expired	(260,465,000)	(44,150,000)	(7,180,000)	(848,030,000)	(55,245,000)	(38,280,000)	(393,050,000)	(7,310,411)
Balance at 12/31/2015	—	46,350,000	20,940,000	22,480,000	11,425,000	8,575,000	138,720,000	$1,522,756

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	USD Notional	EUR Notional	Cost
Balance at 12/31/2014	8,600,000	10,100,000	$1,754,726
Options Purchased	212,927,500	—	2,607,517
Options Terminated in Closing Sell Transactions	(92,000,000)	—	(1,789,142)
Options Expired	(57,675,000)	—	(445,606)
Balance at 12/31/2015	71,852,500	10,100,000	$2,127,495

Transactions in purchased inflation rate floor options for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	USD Notional	Cost
Balance at 12/31/2014	8,810,000	$17,828
Options Expired	(8,810,000)	(17,828)
Balance at 12/31/2015	—	$—

Transactions in purchased inflation rate cap options for BlackRock Inflation Protected Bond year ended December 31, 2015 were as follows:

	USD Notional	Cost
Balance at 12/31/2014	—	$—
Options Purchased	25,320,000	24,236
Balance at 12/31/2015	25,320,000	$24,236

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased options on exchange-traded futures contracts for BlackRock Inflation Protected Bond durign the year ended December 31, 2015 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2014	505	$403,132
Options Purchased	9,477	$3,517,014
Options Terminated in Closing Sell Transactions	(1,233)	(847,695)
Options Expired	(8,749)	(3,072,451)
Balance at 12/31/2015	—	$—

Transactions in written foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	AUD Notional	CAD Notional	CHF Notional	EUR Notional	GBP Notional	NZD Notional	USD Notional	Premiums Received
Balance at 12/31/2014	72,145,000	—	—	—	—	—	15,225,000	$558,081
Options Written	139,830,000	61,800,000	15,125,625	141,230,000	24,755,000	38,280,000	197,050,000	5,764,554
Options Terminated in Closing Sell Transactions	(19,280,000)	(15,450,000)	—	(85,200,000)	(3,800,000)	—	(22,420,000)	(904,696)
Options Expired	(192,695,000)	—	(7,815,625)	(44,020,000)	(17,155,000)	(29,705,000)	(123,815,000)	(4,469,202)
Balance at 12/31/2015	—	46,350,000	7,310,000	12,010,000	3,800,000	8,575,000	66,040,000	$948,737

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2014	10,100,000	77,300,000	$1,565,560
Options Written	6,840,000	151,260,000	3,328,188
Options Terminated in Closing Purchase Transactions	—	(68,340,000)	(1,385,213)
Options Expired	(6,840,000)	(53,600,000)	(1,115,254)
Balance at 12/31/2015	10,100,000	106,620,000	$2,393,281

Transactions in written inflation rate caps for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/2014	3,140,000	$217,411
Balance at 12/31/2015	3,140,000	$217,411

Transactions in written options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2014	377	$307,597
Options Written	2,783	818,214
Options Terminated in Closing Purchase Transactions	(1,393)	(580,288)
Options Expired	(1,767)	(545,523)
Balance at 12/31/2015	—	$—

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2015	362,010	—	70,953	(1,185,810)	(752,847)	3,305,470	—	662,790	(10,859,486)	(6,891,226)
12/31/2014	192,234	—	82,393	(1,468,409)	(1,193,782)	1,792,055	—	782,440	(13,751,308)	(11,176,813)
Class I
12/31/2015	5,658,110	—	575,124	(19,604,285)	(13,371,051)	53,298,007	—	5,490,950	(184,626,794)	(125,837,837)
12/31/2014	4,923,977	—	729,393	(9,069,881)	(3,416,511)	47,538,861	—	7,135,022	(87,633,164)	(32,959,281)
Class S
12/31/2015	1,412,122	—	301,235	(5,210,546)	(3,497,189)	13,267,623	—	2,864,688	(48,970,522)	(32,838,211)
12/31/2014	3,218,636	—	374,784	(10,096,768)	(6,503,348)	31,246,004	—	3,644,355	(96,891,162)	(62,000,803)
Goldman Sachs Bond
2/20/2015(1)–12/31/2015	25,889,066	—	—	(7,151,987)	18,737,079	259,113,887	—	—	(71,740,373)	187,373,514

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolios of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2015:

Goldman Sachs Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JP Morgan Clearing Corp	$586,819	$(586,819)	$—
Total	$586,819	$(586,819)	$—

(1)	Collateral with a fair value of $604,694 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2015:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Inflation Protected Bond	$(895,033)	$4,174,344	$(3,279,311)
Goldman Sachs Bond	—	1,702,710	(1,702,710)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Return of Capital	Ordinary Income
BlackRock Inflation Protected Bond	$6,748,380	$2,270,048	$11,561,817

The tax-basis components of distributable earnings as of December 31, 2015 were:

			Capital Loss Carryforwards
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$—	$(21,121,016)	$(14,925,453)	Short-term	None
			(59,596,106)	Long-term	None
			$(74,521,559)
Goldman Sachs Bond	4,527,875	(3,348,622)	(784,736)	Short-term	None

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

30

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 23.3%
		Communications: 0.5%
2,900,000	#	NBCUniversal Enterprise, Inc., 1.662%, 04/15/18	$2,901,665	0.5

		Consumer, Cyclical: 0.5%
2,900,000		Toyota Motor Credit Corp., 1.550%, 07/13/18	2,894,455	0.5

		Consumer, Non-cyclical: 4.1%
2,900,000		Coca-Cola Co, 1.650%, 11/01/18	2,925,984	0.5
5,700,000		Gilead Sciences, Inc., 1.850%, 09/04/18	5,728,124	1.0
2,900,000		Merck & Co., Inc., 1.100%, 01/31/18	2,885,048	0.5
5,800,000		Philip Morris International, Inc., 1.250%, 11/09/17	5,794,334	1.0
2,900,000		Procter & Gamble Co, 1.600%, 11/15/18	2,921,773	0.5
1,400,000	#	Roche Holdings, Inc., 1.350%, 09/29/17	1,401,225	0.3
1,400,000		Sanofi, 1.250%, 04/10/18	1,394,884	0.3
			23,051,372	4.1

		Energy: 0.5%
2,880,000	#	Schlumberger Holdings Corp., 1.900%, 12/21/17	2,870,588	0.5

		Financial: 17.2%
2,900,000		Abbey National Treasury Services PLC/United Kingdom, 2.000%, 08/24/18	2,897,581	0.5
5,700,000	#	AIG Global Funding, 1.650%, 12/15/17	5,672,822	1.0
5,700,000		Bank of America NA, 2.050%, 12/07/18	5,686,742	1.0
4,300,000		Bank of Montreal, 1.400%, 04/10/18	4,263,145	0.8
5,800,000		Bank of New York Mellon Corp., 1.350%, 03/06/18	5,782,264	1.0
5,700,000		Branch Banking & Trust Co., 2.300%, 10/15/18	5,759,890	1.0
4,300,000		Credit Suisse/New York NY, 1.700%, 04/27/18	4,270,842	0.8
4,300,000		Fifth Third Bank/Cincinnati OH, 2.150%, 08/20/18	4,314,332	0.8
2,900,000		HSBC USA, Inc., 1.625%, 01/16/18	2,886,761	0.5
2,900,000	#	ING Bank NV, 2.000%, 11/26/18	2,890,473	0.5
5,700,000		JPMorgan Chase & Co., 2.350%, 01/28/19	5,726,807	1.0
2,900,000		KeyBank NA/Cleveland OH, 1.700%, 06/01/18	2,880,622	0.5
5,700,000	#	Metropolitan Life Global Funding I, 1.500%, 01/10/18	5,672,270	1.0

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
2,900,000		National Bank Of Canada, 2.100%, 12/14/18	$2,898,547	0.5
4,300,000		Royal Bank of Canada, 2.000%, 12/10/18	4,298,237	0.8
4,400,000		State Street Corp., 1.350%, 05/15/18	4,367,559	0.8
1,400,000	#	Swedbank AB, 1.750%, 03/12/18	1,394,485	0.2
2,900,000		Toronto-Dominion Bank, 1.750%, 07/23/18	2,898,051	0.5
5,800,000		UBS AG/Stamford CT, 1.800%, 03/26/18	5,792,530	1.0
5,700,000		US Bancorp, 1.950%, 11/15/18	5,740,316	1.0
5,765,000		Visa, Inc., 1.200%, 12/14/17	5,760,728	1.0
5,700,000		Wells Fargo & Co., 2.150%, 01/15/19	5,735,819	1.0
			97,590,823	17.2

		Utilities: 0.5%
2,600,000		Virginia Electric & Power Co., 5.950%, 09/15/17	2,795,374	0.5

		Total Corporate Bonds/Notes (Cost $132,468,449)	132,104,277	23.3

U.S. TREASURY OBLIGATIONS: 54.3%
		Treasury Inflation Indexed Protected Securities: 54.3%
6,738,639		0.125%, due 04/15/20	6,652,842	1.2
5,974,842		0.125%, due 07/15/24	5,671,954	1.0
7,556,229		0.250%, due 01/15/25	7,207,222	1.3
16,556,400		0.375%, due 07/15/23	16,168,980	2.8
23,654,104		0.375%, due 07/15/25	22,880,000	4.0
20,829,804		0.625%, due 01/15/24	20,585,825	3.6
20,971,942		0.750%, due 02/15/42	18,399,461	3.2
8,075,030		0.750%, due 02/15/45	7,028,966	1.2
25,400,755	S	1.750%, due 01/15/28	27,736,329	4.9
18,693,636		2.000%, due 01/15/26	20,757,413	3.7
11,340,949		2.125%, due 02/15/40	13,336,231	2.4
14,809,188		2.125%, due 02/15/41	17,511,199	3.1
27,735,377		2.375%, due 01/15/25	31,514,073	5.6
18,341,562		2.375%, due 01/15/27	21,191,437	3.7
7,322,360		2.500%, due 01/15/29	8,670,465	1.5
3,021,542		3.375%, due 04/15/32	4,085,466	0.7
18,829,753		3.625%, due 04/15/28	24,604,141	4.3
22,089,132		3.875%, due 04/15/29	29,995,627	5.3
5,025,100		0.625%–1.375%, due 02/15/43–02/15/44	4,678,747	0.8

		Total U.S. Treasury Obligations (Cost $324,054,730)	308,676,378	54.3

FOREIGN GOVERNMENT BONDS: 5.8%
EUR 2,968,923		Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.750%, 04/15/18	3,309,153	0.6

See Accompanying Notes to Financial Statements

31

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
EUR 6,982,646		Deutsche Bundesrepublik Inflation Linked Bond, 0.100%, 04/15/23	$7,955,779	1.4
EUR 11,637		Deutsche Bundesrepublik Inflation Linked Bond, 1.500%, 04/15/16	12,526	0.0
EUR 605,900		Hellenic Republic Government Bond, 23.230%, 10/15/42	2,607	0.0
EUR 3,526,649		Italy Buoni Poliennali Del Tesoro, 2.600%, 09/15/23	4,509,459	0.8
EUR 2,521,504	#	Italy Buoni Poliennali Del Tesoro, 1.250%, 09/15/32	2,841,238	0.5
EUR 2,671,594	#	Italy Buoni Poliennali Del Tesoro, 2.350%, 09/15/24	3,354,196	0.6
EUR 994,939		Italy Buoni Poliennali Del Tesoro, 2.100%–2.550%, 09/15/16–09/15/41	1,354,032	0.2
NZD 7,848,000		New Zealand Government Bond, 3.000%, 09/20/30	5,893,338	1.0
EUR 3,564,207	#	Spain Government Inflation Linked Bond, 0.550%, 11/30/19	3,975,271	0.7

		Total Foreign Government Bonds (Cost $35,904,519)	33,207,599	5.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.5%
		Federal Home Loan Bank: 1.7%
2,395,000		2.125%, due 03/10/23	2,370,193	0.4
6,955,000		2.875%, due 09/13/24	7,116,314	1.3
			9,486,507	1.7

		Federal Home Loan Mortgage Corporation: 4.0%##
8,270,000		1.250%, due 10/02/19	8,163,532	1.4
1,515,000		1.375%, due 05/01/20	1,493,143	0.3
12,960,000		2.375%, due 01/13/22	13,151,121	2.3
			22,807,796	4.0

		Federal National Mortgage Association: 5.8%##
22,885,000		1.750%, due 09/12/19	23,021,669	4.0
10,140,000		1.875%, due 12/28/20	10,146,601	1.8
			33,168,270	5.8

		Other U.S. Agency Obligations: 2.0%
11,230,000		1.300%, due 12/14/18	11,196,445	2.0

		Total U.S. Government Agency Obligations (Cost $76,869,186)	76,659,018	13.5

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.4%
		Options on Currencies: 0.2%
5,235,000	@	Call EUR vs. Put GBP, Strike @ 0.740, Exp. 02/16/16 Counterparty: Barclays Bank PLC	$64,302	0.0
6,005,000	@	Call EUR vs. Put GBP, Strike @ 0.768, Exp. 01/14/16 Counterparty: Barclays Bank PLC	683	0.0
8,575,000	@	Call NZD vs. Put USD, Strike @ 0.695, Exp. 01/27/16 Counterparty: HSBC Bank PLC	37,531	0.0
15,595,000	@	Call USD vs. Put CAD, Strike @ 1.390, Exp. 01/08/16 Counterparty: HSBC Bank PLC	48,537	0.0
31,190,000	@	Call USD vs. Put CAD, Strike @ 1.415, Exp. 01/08/16 Counterparty: Barclays Bank PLC	7,850	0.0
15,595,000	@	Call USD vs. Put CAD, Strike @ 1.375, Exp. 01/08/16 Counterparty: BNP Paribas Bank	138,241	0.0
14,520,000	@	Call USD vs. Put JPY, Strike @ 127.000, Exp. 01/15/16 Counterparty: BNP Paribas Bank	142	0.0
5,690,000	@	Call USD vs. Put JPY, Strike @ 121.750, Exp. 03/17/16 Counterparty: BNP Paribas Bank	45,425	0.0
15,450,000	@	Put CAD vs. Call JPY, Strike @ 88.000, Exp. 01/15/16 Counterparty: Barclays Bank PLC	181,976	0.1
15,450,000	@	Put CAD vs. Call JPY, Strike @ 85.500, Exp. 01/15/16 Counterparty: Barclays Bank PLC	34,292	0.0
15,450,000	@	Put CAD vs. Call JPY, Strike @ 86.000, Exp. 01/15/16 Counterparty: Barclays Bank PLC	49,637	0.0
13,630,000	@	Put CHF vs. Call NOK, Strike @ 7.720, Exp. 08/02/16 Counterparty: Deutsche Bank AG	32,432	0.0
7,310,000	@	Put CHF vs. Call SEK, Strike @ 8.260, Exp. 03/18/16 Counterparty: JPMorgan Chase & Co.	54,345	0.0
6,005,000	@	Put EUR vs. Call GBP, Strike @ 0.715, Exp. 01/14/16 Counterparty: HSBC Bank PLC	1,435	0.0
5,235,000	@	Put EUR vs. Call GBP, Strike @ 0.718, Exp. 02/16/16 Counterparty: Barclays Bank PLC	19,001	0.0
3,800,000	@	Put GBP vs. Call JPY, Strike @ 175.000, Exp. 05/12/16 Counterparty: Deutsche Bank AG	102,124	0.0

See Accompanying Notes to Financial Statements

32

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: (continued)
		Options on Currencies: (continued)
7,625,000	@	Put GBP vs. Call USD, Strike @ 1.480, Exp. 02/05/16 Counterparty: HSBC Bank PLC	$135,018	0.0
15,595,000	@	Put USD vs. Call CAD, Strike @ 1.345, Exp. 01/08/16 Counterparty: BNP Paribas Bank	1,082	0.0
5,690,000	@	Put USD vs. Call JPY, Strike @ 119.250, Exp. 03/17/16 Counterparty: BNP Paribas Bank	66,047	0.0
29,035,000	@	Put USD vs. Call JPY, Strike @ 120.500, Exp. 01/15/16 Counterparty: Deutsche Bank AG	205,161	0.1
5,810,000	@	Put USD vs. Call MXN, Strike @ 16.150, Exp. 02/26/16 Counterparty: Morgan Stanley	4,797	0.0
			1,230,058	0.2

		Options on Inflation Rate Caps: 0.0%
7,240,000	@	Inflation Rate Cap on US CPI Urban Consumers NSA (CPURNSA), Portfolio receives maximum of CPURNSA minus 2.000% or $0, Exp. 11/10/16 Counterparty: Deutsche Bank AG	4,629	0.0
18,080,000	@	Inflation Rate Cap on US CPI Urban Consumers NSA (CPURNSA), Portfolio receives maximum of CPURNSA minus 2.000% or $0, Exp. 11/06/16 Counterparty: Deutsche Bank AG	10,609	0.0
			15,238	0.0

		OTC Interest Rate Swaptions: 0.2%
17,500,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.750%, Exp. 01/15/16 Counterparty: Deutsche Bank AG	6	0.0
3,432,500	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.950%, Exp. 06/02/16 Counterparty: Deutsche Bank AG	55,408	0.0
11,820,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.250%, Exp. 03/16/16 Counterparty: Deutsche Bank AG	12,152	0.0

PURCHASED OPTIONS: (continued)
		OTC Interest Rate Swaptions: (continued)
12,400,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.350%, Exp. 01/15/16 Counterparty: Deutsche Bank AG	$—	—
21,700,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.750%, Exp. 01/15/16 Counterparty: Deutsche Bank AG	—	—
5,000,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.000%, Exp. 11/21/17 Counterparty: Barclays Bank PLC	61,998	0.0
10,100,000	@	Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 2.500%, Exp. 06/08/22 Counterparty: Deutsche Bank AG	867,342	0.2
			996,906	0.2

		Total Purchased Options (Cost $3,674,487)	2,242,202	0.4

		Total Long-Term Investments (Cost $572,971,371)	552,889,474	97.3

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
8,495,696	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $8,495,696)	8,495,696	1.5

	Total Short-Term Investments (Cost $8,495,696)	8,495,696	1.5

	Total Investments in Securities (Cost $581,467,067)	$561,385,170	98.8
	Assets in Excess of Other Liabilities	6,748,483	1.2
	Net Assets	$568,133,653	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

33

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

EUR	EU Euro

NZD	New Zealand Dollar

Cost for federal income tax purposes is $582,807,680.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$316,295
Gross Unrealized Depreciation	(21,738,805)
Net Unrealized Depreciation	$(21,422,510)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Purchased Options	$—	$2,242,202	$—	$2,242,202
Corporate Bonds/Notes	—	132,104,277	—	132,104,277
Foreign Government Bonds	—	33,207,599	—	33,207,599
U.S. Government Agency Obligations	—	76,659,018	—	76,659,018
Short-Term Investments	8,495,696	—	—	8,495,696
U.S. Treasury Obligations	—	308,676,378	—	308,676,378
Total Investments, at fair value	$8,495,696	$552,889,474	$—	$561,385,170
Other Financial Instruments+
Centrally Cleared Swaps	—	94,569	—	94,569
Forward Foreign Currency Contracts	—	617,382	—	617,382
Futures	591,423	—	—	591,423
OTC Swaps	—	829,589	—	829,589
Total Assets	$9,087,119	$554,431,014	$—	$563,518,133
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,482,074)	$—	$(1,482,074)
Forward Foreign Currency Contracts	—	(1,544,946)	—	(1,544,946)
Futures	(970,734)	—	—	(970,734)
OTC Swaps	—	(793,484)	—	(793,484)
Written Options	—	(1,817,513)	—	(1,817,513)
Total Liabilities	$(970,734)	$(5,638,017)	$—	$(6,608,751)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2015, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York	EU Euro	300,000	Buy	01/06/16	$326,945	$326,043	$(902)
Barclays Bank PLC	Japanese Yen	112,354,560	Buy	01/19/16	1,280,000	1,289,985	9,985
Barclays Bank PLC	Japanese Yen	278,495,786	Buy	01/19/16	3,120,000	3,182,884	62,884
Barclays Bank PLC	British Pound	913,774	Buy	02/16/16	1,233,779	1,238,713	4,934
Barclays Bank PLC	British Pound	949,149	Buy	01/19/16	1,315,000	1,284,677	(30,323)
BNP Paribas Bank	New Zealand Dollar	2,200,000	Buy	01/29/16	1,439,630	1,502,067	62,437
CIBC World Markets	Canadian Dollar	10,766,379	Buy	01/11/16	7,740,000	7,780,980	40,980
JPMorgan Chase & Co.	Swiss Franc	5,114,017	Buy	03/22/16	43,695,695	43,630,659	(65,036)
Citigroup, Inc.	EU Euro	2,605,000	Buy	02/16/16	1,906,670	1,929,677	23,007
Citigroup, Inc.	British Pound	931,459	Buy	01/19/16	1,280,000	1,261,648	(18,352)

See Accompanying Notes to Financial Statements

34

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Japanese Yen	641,306,700	Buy	01/19/16	5,319,435	5,337,275	17,840
Deutsche Bank AG	Japanese Yen	156,166,018	Buy	01/19/16	1,780,000	1,793,244	13,244
Deutsche Bank AG	British Pound	963,489	Buy	02/16/16	1,302,500	1,305,968	3,468
Deutsche Bank AG	Swedish Krona	43,691,604	Buy	03/22/16	5,114,017	5,178,567	64,550
Goldman Sachs & Co.	Canadian Dollar	2,631,377	Buy	01/11/16	1,892,641	1,901,725	9,084
Goldman Sachs & Co.	EU Euro	2,607,000	Buy	01/06/16	2,829,121	2,833,316	4,195
Goldman Sachs & Co.	Japanese Yen	1,478,882,144	Buy	01/15/16	12,145,180	12,306,936	161,756
Goldman Sachs & Co.	Canadian Dollar	6,245,000	Buy	01/19/16	561,909,561	562,072,645	(163,084)
Goldman Sachs & Co.	British Pound	955,000	Buy	05/16/16	172,139,227	172,109,802	(29,425)
HSBC Bank PLC	Japanese Yen	260,324,070	Buy	01/15/16	2,139,820	2,166,361	26,541
HSBC Bank PLC	British Pound	980,000	Buy	02/09/16	1,452,418	1,444,857	(7,561)
HSBC Bank PLC	EU Euro	1,280,000	Buy	01/19/16	938,474	946,483	8,009
HSBC Bank PLC	EU Euro	1,285,000	Buy	01/19/16	945,664	948,509	2,845
Morgan Stanley	Canadian Dollar	976,216	Buy	01/11/16	702,359	705,522	3,163
Morgan Stanley	Japanese Yen	123,252,000	Buy	01/07/16	1,001,879	1,025,499	23,620
Morgan Stanley	British Pound	910,000	Buy	02/09/16	1,348,854	1,341,653	(7,201)
Morgan Stanley	British Pound	962,053	Buy	02/16/16	1,302,500	1,303,849	1,349
Morgan Stanley	British Pound	1,015,430	Buy	02/16/16	1,371,221	1,376,503	5,282
Societe Generale	Mexican Peso	47,741,000	Buy	01/06/16	2,873,911	2,769,671	(104,240)
UBS AG	Japanese Yen	242,446,000	Buy	01/19/16	2,000,000	2,017,757	17,757
							$140,806

The Bank of New York	EU Euro	60,000	Sell	01/06/16	$65,577	$65,209	$368
The Bank of New York	EU Euro	38,000	Sell	01/06/16	41,440	41,299	141
The Bank of New York	EU Euro	200,000	Sell	01/06/16	217,837	217,362	475
The Bank of New York	Canadian Dollar	65,000	Sell	01/06/16	48,726	46,976	1,750
The Bank of New York	EU Euro	4,856,000	Sell	01/06/16	5,176,229	5,277,554	(101,325)
The Bank of New York	British Pound	192,000	Sell	01/06/16	287,365	283,050	4,315
Citigroup, Inc.	Canadian Dollar	3,591,428	Sell	01/11/16	2,600,000	2,595,564	4,436
Deutsche Bank AG	Japanese Yen	863,956,246	Sell	01/19/16	7,137,500	7,190,276	(52,776)
Deutsche Bank AG	Japanese Yen	641,624,361	Sell	01/19/16	5,290,000	5,339,919	(49,919)
Deutsche Bank AG	British Pound	415,000	Sell	01/19/16	640,918	611,823	29,095
Goldman Sachs & Co.	New Zealand Dollar	2,170,000	Sell	01/06/16	1,492,121	1,483,960	8,161
Goldman Sachs & Co.	Japanese Yen	10,000,000	Sell	01/07/16	82,936	83,203	(267)
HSBC Bank PLC	Japanese Yen	551,381,287	Sell	01/19/16	4,575,000	4,588,871	(13,871)
JPMorgan Chase & Co.	EU Euro	500,000	Sell	01/06/16	543,539	543,405	134
Morgan Stanley	EU Euro	57,000	Sell	01/06/16	62,254	61,948	306
Morgan Stanley	Japanese Yen	219,338,008	Sell	01/19/16	1,825,000	1,825,440	(440)
Morgan Stanley	Canadian Dollar	3,949,369	Sell	01/11/16	2,845,000	2,854,252	(9,252)
Morgan Stanley	Japanese Yen	10,000,000	Sell	01/07/16	81,426	83,204	(1,778)
The Royal Bank of Scotland Group PLC	EU Euro	50,000	Sell	01/06/16	54,595	54,341	254
The Royal Bank of Scotland Group PLC	EU Euro	1,343,000	Sell	01/06/16	1,460,604	1,459,587	1,017
The Royal Bank of Scotland Group PLC	Japanese Yen	129,777,000	Sell	01/07/16	1,052,843	1,079,790	(26,947)
The Royal Bank of Scotland Group PLC	Japanese Yen	550,662,150	Sell	01/19/16	4,570,000	4,582,886	(12,886)
Standard Chartered PLC	New Zealand Dollar	8,397,000	Sell	01/06/16	5,494,233	5,742,310	(248,077)
UBS AG	EU Euro	21,189,000	Sell	01/06/16	22,443,537	23,028,435	(584,898)
UBS AG	Japanese Yen	647,808,437	Sell	01/19/16	5,375,000	5,391,386	(16,386)
							$(1,068,370)

At December 31, 2015, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	471	03/14/16	$116,884,538	$(225,663)
U.S. Treasury 10-Year Note	487	03/21/16	61,316,344	(147,986)
U.S. Treasury 5-Year Note	502	03/31/16	59,396,796	(191,606)
Long Contracts (continued)

See Accompanying Notes to Financial Statements

35

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond	68	03/21/16	$10,455,000	$(60,930)
			$248,052,678	$(626,185)
Short Contracts
90-Day Eurodollar	(238)	12/19/16	(58,768,150)	136,526
90-Day Eurodollar	(471)	03/13/17	(116,125,050)	301,852
90-Day Eurodollar	(61)	12/18/17	(14,979,313)	(19,146)
Euro-Bobl 5-Year	(15)	03/08/16	(2,130,096)	2,866
Euro-Bund	(36)	03/08/16	(6,178,337)	16,242
Japan 10-Year Bond (TSE)	(31)	03/14/16	(38,439,536)	(89,515)
Long Gilt	(2)	03/29/16	(344,287)	1,756
Long-Term Euro-BTP	(111)	03/08/16	(16,637,274)	(31,804)
U.S. Treasury 2-Year Note	(472)	03/31/16	(102,534,627)	132,181
U.S. Treasury Ultra Long Bond	(115)	03/21/16	(18,249,063)	(204,084)
			$(374,385,733)	$246,874

At December 31, 2015, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.700%	Chicago Mercantile Exchange	12/24/45	EUR 3,420,000	$(82,006)	$(82,764)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.800%	Chicago Mercantile Exchange	02/25/25	USD 22,800,000	(1,246,611)	(1,247,083)
Receive a fixed rate equal to 2.160% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/25/25	USD 25,300,000	(90,224)	(90,739)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.560%	Chicago Mercantile Exchange	05/15/41	USD 3,220,000	59,419	59,338
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.598%	Chicago Mercantile Exchange	05/15/41	USD 3,174,000	35,310	35,231
Receive a fixed rate equal to 2.656% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/15/41	USD 1,540,000	(27)	(65)
Receive a fixed rate equal to 2.550% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/04/45	USD 2,520,000	(61,355)	(61,423)
				$(1,385,494)	$(1,387,505)

At December 31, 2015, the following over-the-counter inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.852% and pay a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) Counterparty: Barclays Bank PLC	03/10/16	USD 20,575,000	$441,250	$—	$441,250
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.005% Counterparty: Barclays Bank PLC	12/10/16	USD 40,000,000	53,390	—	53,390

See Accompanying Notes to Financial Statements

36

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.305% Counterparty: Barclays Bank PLC	12/10/17	USD 53,000,000	$80,570	$—	$80,570
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 2.066% Counterparty: Barclays Bank PLC	03/10/18	USD 20,575,000	(793,484)	—	(793,484)
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.518% Counterparty: Barclays Bank PLC	12/11/19	USD 38,000,000	60,981	—	60,981
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.586% Counterparty: Barclays Bank PLC	12/11/20	USD 28,000,000	46,402	—	46,402
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.433% Counterparty: Citigroup, Inc.	12/10/18	USD 8,500,000	13,380	—	13,380
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.649% Counterparty: Citigroup, Inc.	12/11/21	USD 47,000,000	67,643	—	67,643
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.710% Counterparty: Citigroup, Inc.	12/11/22	USD 37,000,000	65,973	—	65,973
			$36,105	$—	$36,105

At December 31, 2015, the following over-the-counter written inflation rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Reference Entity	Counterparty	Exercise Inflation Rate	Description	Termination Date	Notional Amount	Premiums Received	Fair Value
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index (HICPx)	Deutsche Bank AG	2.500%	Maximum of HICPx for January 2022 divided by HICPx for January 2012 minus 2.500% or $0. Portfolio receives premium and payment at expiration.	04/26/22	EUR 3,140,000	$217,411	$(3,654)
						$217,411	$(3,654)

At December 31, 2015, the following over-the-counter written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Currencies
15,450,000	Barclays Bank PLC	Put CAD vs. Call JPY	84.500	CAD	01/15/16	$23,812	$(16,205)
15,450,000	Barclays Bank PLC	Put CAD vs. Call JPY	85.500	CAD	01/15/16	23,123	(34,292)
15,450,000	Barclays Bank PLC	Put CAD vs. Call JPY	88.000	CAD	01/15/16	136,115	(181,976)
7,310,000	JPMorgan Chase & Co.	Call CHF vs. Put SEK	9.100	CHF	03/18/16	76,830	(10,711)
6,005,000	HSBC Bank PLC	Call EUR vs. Put GBP	0.768	EUR	01/14/16	51,942	(684)
6,005,000	Barclays Bank PLC	Put EUR vs. Call GBP	0.715	EUR	01/14/16	89,782	(1,435)
3,800,000	Deutsche Bank AG	Call GBP vs. Put JPY	188.500	GBP	05/12/16	27,450	(27,450)
8,575,000	Citigroup, Inc.	Call NZD vs. Put USD	0.695	NZD	01/27/16	55,694	(37,531)
15,595,000	Barclays Bank PLC	Call USD vs. Put CAD	1.390	USD	01/08/16	123,569	(48,537)
15,595,000	HSBC Bank PLC	Call USD vs. Put CAD	1.375	USD	01/08/16	149,322	(138,241)
14,520,000	Deutsche Bank AG	Call USD vs. Put JPY	127.000	USD	01/15/16	63,307	(142)
5,810,000	Morgan Stanley	Call USD vs. Put MXN	18.000	USD	02/26/16	43,575	(33,640)
14,520,000	Deutsche Bank AG	Put USD vs. Call JPY	120.500	USD	01/15/16	84,216	(102,598)
			Total Written OTC Options			$948,737	$(633,442)

See Accompanying Notes to Financial Statements

37

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

At December 31, 2015, the following over-the-counter written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Deutsche Bank AG	6-month EUR-EURIBOR-Reuters	Pay	4.500%	06/08/22	EUR 10,100,000	$475,559	$(160,505)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.900%	02/13/17	USD 15,300,000	436,914	(197,599)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.100%	03/06/17	USD 9,400,000	257,372	(90,358)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.100%	03/06/17	USD 4,690,000	137,814	(45,083)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.100%	03/16/17	USD 4,700,000	118,787	(47,007)
Call OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Receive	2.100%	01/19/16	USD 12,585,000	75,510	(26,921)
Call OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Receive	2.150%	01/19/16	USD 12,585,000	86,837	(45,065)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	1.900%	02/13/17	USD 15,300,000	303,162	(189,516)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.100%	01/19/16	USD 6,635,000	39,478	(14,193)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.100%	03/06/17	USD 9,400,000	212,876	(169,853)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.100%	03/06/17	USD 4,690,000	89,471	(84,746)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.100%	03/16/17	USD 4,700,000	114,051	(85,812)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.150%	01/19/16	USD 6,635,000	45,450	(23,759)
				Total Written Swaptions			$2,393,281	$(1,180,417)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$1,230,058
Interest rate contracts	Investments in securities at value*	1,012,144
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	617,382
Interest rate contracts	Net Assets — Unrealized appreciation**	591,423
Interest rate contracts	Net Assets — Unrealized appreciation***	94,569
Interest rate contracts	Unrealized appreciation on OTC swap agreements	829,589
Total Asset Derivatives		$4,375,165
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,544,946
Interest rate contracts	Net Assets — Unrealized depreciation**	970,734
Interest rate contracts	Net Assets — Unrealized depreciation***	1,482,074
Interest rate contracts	Unrealized depreciation on OTC swap agreements	793,484
Interest rate contracts	Written options, at fair value	1,184,071
Foreign exchange contracts	Written options, at fair value	633,442
Total Liability Derivatives		$6,608,751

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(5,481,219)	$13,114,531	$—	$—	$4,846,078	$12,479,390
Interest rate contracts	(3,362,195)	—	(2,215,947)	6,691,614	2,490,339	3,603,811
Total	$(8,843,414)	$13,114,531	$(2,215,947)	$6,691,614	$7,336,417	$16,083,201

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(735,843)	$(4,071,604)	$—	$—	$555,029	$(4,252,418)
Interest rate contracts	(519,372)	—	2,238,611	(977,458)	928,840	1,670,621
Total	$(1,255,215)	$(4,071,604)	$2,238,611	$(977,458)	$1,483,869	$(2,581,797)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

38

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:

	Barclays Bank PLC	BNP Paribas Bank	CIBC World Markets	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Societe Generale	Standard Chartered PLC	The Bank of New York	The Royal Bank of Scotland Group PLC	UBS AG	Totals
Assets:
Purchased options	$419,739	$250,937	$—	$—	$1,289,863	$—	$222,521	$54,345	$4,797	$—	$—	$—	$—	$—	$2,242,202
Forward foreign currency contracts	77,803	62,437	40,980	27,443	128,197	183,196	37,395	134	33,720	—	—	7,049	1,271	17,757	617,382
OTC Inflation-linked swaps	682,593	—	—	146,996	—	—	—	—	—	—	—	—	—	—	829,589
Total Assets	$1,180,135	$313,374	$40,980	$174,439	$1,418,060	$183,196	$259,916	$54,479	$38,517	$—	$—	$7,049	$1,271	$17,757	$3,689,173
Liabilities:
Forward foreign currency contracts	$30,323	$—	$—	$18,352	$102,695	$192,776	$21,432	$65,036	$18,671	$104,240	$248,077	$102,227	$39,833	$601,284	1,544,946
OTC Inflation-linked swaps	793,484	—	—	—	—	—	—	—	—	—	—	—	—	—	793,484
Written options	354,431	—	—	37,531	1,242,275	—	138,925	10,711	33,640	—	—	—	—	—	1,817,513
Total Liabilities	$1,178,238	$—	$—	$55,883	$1,344,970	$192,776	$160,357	$75,747	$52,311	$104,240	$248,077	$102,227	$39,833	$601,284	$4,155,943

Net OTC derivative instruments by counterparty, at fair value	$1,897	$313,374	$40,980	$118,556	$73,090	$(9,580)	$99,559	$(21,268)	$(13,794)	$(104,240)	$(248,077)	$(95,178)	$(38,562)	$(583,527)	(466,770)

Total collateral pledged by the Portfolio/(Received from counterparty)	$670,000	$—	$—	$—	$360,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,030,000

Net Exposure(1)	$671,897	$313,374	$40,980	$118,556	$433,090	$(9,580)	$99,559	$(21,268)	$(13,794)	$(104,240)	$(248,077)	$(95,178)	$(38,562)	$(583,527)	$563,230

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

39

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 32.6%
		Basic Materials: 0.9%
325,000	#	Glencore Funding LLC, 2.500%, 01/15/19	$271,565	0.1
300,000	#	Solvay Finance America LLC, 3.400%, 12/03/20	297,966	0.2
375,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	379,687	0.2
750,000		Other Securities	651,155	0.4
			1,600,373	0.9

		Communications: 4.9%
775,000		Amazon.com, Inc., 3.300%, 12/05/21	798,929	0.4
25,000	#	CCO Safari II LLC, 3.579%, 07/23/20	24,878	0.0
325,000	#	CCO Safari II LLC, 4.908%, 07/23/25	325,171	0.2
675,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%–3.950%, 03/15/22–01/15/25	673,657	0.4
100,000	#	Frontier Communications Corp., 8.875%, 09/15/20	101,500	0.0
775,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	760,548	0.4
50,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	49,562	0.0
350,000		Telefonica Emisiones SAU, 5.134%, 04/27/20	382,657	0.2
950,000		Telefonica Emisiones SAU, 5.462%, 02/16/21	1,063,045	0.6
1,450,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,596,744	0.9
1,525,000		Verizon Communications, Inc., 2.625%–4.150%, 02/21/20–03/15/24	1,550,492	0.8
1,975,000		Other Securities	1,882,730	1.0
			9,209,913	4.9

		Consumer, Cyclical: 2.4%
950,000		CVS Caremark Corp., 3.375%, 08/12/24	942,377	0.5
375,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	392,812	0.2
1,175,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,311,905	0.7
1,925,000		Other Securities	1,928,243	1.0
			4,575,337	2.4

		Consumer, Non-cyclical: 5.9%
775,000		AbbVie, Inc., 2.500%–3.200%, 05/14/20–11/06/22	767,026	0.4
975,000		Actavis Funding SCS, 2.350%, 03/12/18	976,686	0.5
885,000		Actavis Funding SCS, 3.450%–4.850%, 03/15/22–06/15/44	882,783	0.5

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
800,000	#	BAT International Finance PLC, 3.950%, 06/15/25	$825,148	0.4
475,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	479,661	0.3
700,000	#	EMD Finance LLC, 2.950%, 03/19/22	676,777	0.4
225,000	#	HJ Heinz Co., 2.800%, 07/02/20	224,708	0.1
325,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	328,780	0.2
250,000	#	Pernod Ricard SA, 4.450%, 01/15/22	259,614	0.1
1,675,000		Reynolds American, Inc., 4.450%, 06/12/25	1,756,053	0.9
775,000		Synchrony Financial, 3.000%, 08/15/19	774,734	0.4
625,000		UnitedHealth Group, Inc., 4.625%–4.750%, 07/15/35–07/15/45	656,313	0.4
200,000	#	Whole Foods Market, Inc., 5.200%, 12/03/25	200,201	0.1
2,150,000		Other Securities	2,216,966	1.2
			11,025,450	5.9

		Energy: 2.7%
400,000	#	Antero Resources Corp., 5.625%, 06/01/23	314,000	0.2
383,000	#	Chesapeake Energy Corp., 8.000%, 12/15/22	189,585	0.1
650,000	#	MEG Energy Corp., 6.375%, 01/30/23	448,500	0.2
4,835,000		Other Securities(a)	4,194,649	2.2
			5,146,734	2.7

		Financial: 13.9%
325,000	#	AIA Group Ltd., 3.200%, 03/11/25	314,559	0.2
1,025,000		Bank of America Corp., 4.000%–6.500%, 04/01/24–10/29/49	1,058,901	0.6
1,000,000		Barclays Bank PLC, 2.500%, 02/20/19	1,002,731	0.5
400,000	#	BNP Paribas SA, 4.375%, 09/28/25	392,560	0.2
600,000	#	Credit Suisse AG, 6.500%, 08/08/23	647,880	0.3
300,000	#	Credit Suisse Group AG, 6.250%, 12/29/49	300,711	0.2
250,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	241,989	0.1
306,000	#	GE Capital International Funding Co., 4.418%, 11/15/35	312,998	0.2
875,000		ING Bank NV, 4.125%, 11/21/23	893,953	0.5
350,000		ING Groep NV, 6.000%, 12/31/49	351,750	0.2

See Accompanying Notes to Financial Statements

40

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
600,000	#	International Lease Finance Corp., 6.750%, 09/01/16	$617,250	0.3
575,000		Intesa Sanpaolo SpA, 3.875%, 01/16/18	589,937	0.3
975,000	#	Intesa Sanpaolo SpA, 5.017%, 06/26/24	961,375	0.5
1,700,000		KFW, 1.125%, 08/06/18	1,687,493	0.9
275,000	#	LBG Capital No.1 PLC, 8.000%, 12/29/49	288,956	0.2
775,000		Lloyds Bank PLC, 2.350%, 09/05/19	775,862	0.4
425,000	#	Macquarie, 6.625%, 04/07/21	476,902	0.3
250,000	#	Meiji Yasuda Life Insurance Co., 5.200%, 10/20/45	257,858	0.1
575,000	#	Mitsubishi UFJ Trust & Banking Corp., 2.650%, 10/19/20	575,025	0.3
1,050,000		Morgan Stanley, 3.700%, 10/23/24	1,057,114	0.6
450,000		Morgan Stanley, 4.000%–5.550%, 07/23/25–12/29/49	453,705	0.2
375,000	#	Nationwide Building Society, 3.900%, 07/21/25	387,445	0.2
300,000		Royal Bank of Scotland Group PLC, 8.000%, 12/29/49	318,000	0.2
500,000		Royal Bank of Scotland PLC, 9.500%, 03/16/22	542,404	0.3
200,000		Royal Bank of Scotland PLC, 9.500%, 03/16/22	216,962	0.1
625,000	#	Santander UK Group Holdings PLC, 4.750%, 09/15/25	619,774	0.3
450,000	#	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/24	463,343	0.3
400,000	#	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44	404,956	0.2
275,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	273,992	0.1
9,594,000		Other Securities	9,597,300	5.1
			26,083,685	13.9

		Industrial: 0.7%
600,000	#	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/22	583,421	0.3
375,000	#	Sealed Air Corp., 5.250%, 04/01/23	384,375	0.2
250,000		Other Securities	249,264	0.2
			1,217,060	0.7

CORPORATE BONDS/NOTES: (continued)
		Technology: 1.2%
375,000	#	HP Enterprise Co., 4.900%, 10/15/25	$368,987	0.2
1,900,000		Other Securities	1,920,714	1.0
			2,289,701	1.2

		Total Corporate Bonds/Notes (Cost $63,112,659)	61,148,253	32.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.8%
3,955,912		Fannie Mae, 3.500%, 10/01/45	4,085,657	2.2
800,000		Fannie Mae, 3.500%, 12/01/45	826,247	0.5
800,000		Fannie Mae, 3.500%, 12/01/45	826,247	0.4
400,000		Fannie Mae, 3.500%, 12/01/45	413,124	0.2
650,000	#	FREMF Mortgage Trust, 3.685%, 01/25/48	583,574	0.3
1,337,735		GS Mortgage Securities Trust 2007-GG10, 5.795%, 08/10/45	1,392,318	0.7
EUR 947,037		Other Securities	952,546	0.5

		Total Collateralized Mortgage Obligations (Cost $9,245,413)	9,079,713	4.8

MUNICIPAL BONDS: 1.1%

		California: 0.5%
750,000		Other Securities	981,367	0.5

		Puerto Rico: 0.6%
2,215,000		Other Securities	1,153,578	0.6

		Total Municipal Bonds (Cost $2,367,020)	2,134,945	1.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 30.9%
		Federal Home Loan Bank: 1.2%
900,000		2.625%, due 09/12/25	891,916	0.5
1,300,000		2.875%, due 06/13/25	1,316,926	0.7
			2,208,842	1.2

		Federal Home Loan Mortgage Corporation: 3.1%##
3,000,000		3.062%, due 12/25/24	3,026,770	1.6
1,865,012		3.500%, due 04/01/43	1,924,021	1.0
304,705	ˆ	5.770%, due 07/15/39	49,381	0.1
800,000		2.811%, due 01/25/25	790,417	0.4
			5,790,589	3.1

		Federal National Mortgage Association: 9.7%##
2,100,000		0.750%, due 03/14/17	2,095,168	1.1
1,000,000	W	2.500%, due 01/15/28	1,007,983	0.5
5,000,000	W	3.500%, due 06/25/42	5,159,007	2.8
2,957,729		3.500%, due 09/01/45	3,054,735	1.6
4,000,000	W	4.000%, due 08/25/40	4,233,000	2.3
2,068,450	ˆ	5.278%, due 11/25/45	289,901	0.2
480,498	ˆ	5.278%, due 11/25/45	73,154	0.0
446,636	ˆ	5.678%, due 09/25/43	72,135	0.0
530,321	ˆ	5.678%, due 12/25/43	87,424	0.0
630,957	ˆ	5.828%, due 01/25/45	107,537	0.1

See Accompanying Notes to Financial Statements

41

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
952,789	ˆ	5.828%, due 11/25/45	$147,852	0.1
1,723,105		3.000%–6.000%, due 08/01/27–09/01/45	1,921,837	1.0
			18,249,733	9.7

		Government National Mortgage Association: 16.9%
20,000,000	W	4.000%, due 09/20/40	21,240,622	11.3
1,959,215		4.000%, due 10/20/43	2,090,975	1.1
4,288,097		4.000%, due 08/20/45	4,558,440	2.4
1,268,844		4.000%, due 09/20/45	1,349,971	0.7
1,358,532		4.000%, due 10/20/45	1,445,449	0.8
709,113	ˆ	5.198%, due 09/20/44	102,288	0.1
677,284	ˆ	5.308%, due 08/20/45	108,987	0.1
398,530	ˆ	5.348%, due 03/20/40	61,053	0.0
144,742	ˆ	5.698%, due 09/20/43	23,525	0.0
957,933	ˆ	5.698%, due 11/20/43	152,958	0.1
158,205	ˆ	5.698%, due 03/20/44	26,824	0.0
439,432	ˆ	5.748%, due 06/20/43	72,260	0.0
483,800	ˆ	5.798%, due 09/20/45	88,804	0.1
494,827	ˆ	5.798%, due 11/20/45	85,541	0.1
122,772	ˆ	5.848%, due 02/20/40	20,978	0.0
261,336	ˆ	5.848%, due 12/20/42	44,267	0.0
195,025		4.000%, due 09/20/44	207,410	0.1
			31,680,352	16.9

		Total U.S. Government Agency Obligations (Cost $57,946,036)	57,929,516	30.9

FOREIGN GOVERNMENT BONDS: 5.9%
EUR 1,285,709		Buoni Poliennali, 2.350%, 09/15/19	1,531,244	0.8
200,000	#	Costa Rica Government International Bond, 7.158%, 03/12/45	168,250	0.1
620,000		Croatia Government International Bond, 5.500%, 04/04/23	630,850	0.3
340,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	328,950	0.2
1,039,000		Israel Aid Bond, 5.500%, 12/04/23	1,251,601	0.7
1,375,000		Israel Government AID Bond, 5.500%, 09/18/23	1,650,480	0.9
EUR 590,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 05/01/21	743,011	0.4
800,000		Mexico Government International Bond, 4.600%–4.750%, 03/08/44–01/23/46	714,960	0.4
EUR 1,000,000	#	Spain Government Bond, 5.500%, 04/30/21	1,351,897	0.7
EUR 80,207	#	Spain Government Inflation Linked Bond, 0.550%, 11/30/19	89,458	0.0
7,398,400		Other Securities	2,607,089	1.4

		Total Foreign Government Bonds (Cost $11,550,531)	11,067,790	5.9

U.S. TREASURY OBLIGATIONS: 12.5%
		Treasury Inflation Indexed Protected Securities: 4.1%
1,989,566		0.125%, due 04/15/17	$1,985,792	1.0
1,646,224		0.125%, due 04/15/18	1,642,940	0.9
4,190,200		0.375%, due 07/15/23	4,092,149	2.2
			7,720,881	4.1

		U.S. Treasury Bonds: 8.4%
3,900,000		3.000%, due 11/15/44	3,879,431	2.1
1,200,000		3.000%, due 11/15/45	1,194,344	0.6
1,100,000		3.625%, due 08/15/43	1,236,838	0.6
7,800,000		3.625%, due 02/15/44	8,759,736	4.7
600,000		3.750%, due 11/15/43	689,959	0.4
			15,760,308	8.4

		Total U.S. Treasury Obligations (Cost $23,960,571)	23,481,189	12.5

ASSET-BACKED SECURITIES: 12.6%
		Other Asset-Backed Securities: 12.6%
250,000	#	B&M CLO 2014-1 Ltd., 2.267%, 04/16/26	238,287	0.1
367,365	#	Bank of America Student Loan Trust 2010-1 A, 1.120%, 02/25/43	363,175	0.2
60,439	#	Bayview Opportunity Master Fund IIIb RPL Trust 2015-3 A1, 3.623%, 04/28/30	59,786	0.0
1,600,000	#	Crown Point CLO III Ltd. 2015-3A ACOM, 1.857%, 12/31/27	1,560,640	0.9
250,000	#	Crown Point CLO III Ltd. 2015-3A B, 3.371%, 12/31/27	235,315	0.1
934,030	#	Edsouth Indenture No 9 LLC, 1.222%, 10/25/56	916,366	0.5
650,000	#	Greywolf CLO V Ltd. 2015-1A A1, 1.920%, 04/25/27	643,014	0.4
250,000	#	Greywolf CLO V Ltd. 2015-1A A2, 2.720%, 04/25/27	246,322	0.1
800,000	#	Halcyon Loan Advisors Funding 2015-1A A Ltd., 1.767%, 04/20/27	783,514	0.4
1,050,000	#	Halcyon Loan Advisors Funding 2015-2A A Ltd., 4.679%, 07/25/27	1,029,259	0.6
2,000,000	#	ICG US CLO Ltd. 2014-1A ACOM, 1.557%, 04/20/26	1,932,600	1.0
1,200,000	#	OFSI Fund VI Ltd. 2014-6A ACOM, 1.476%, 03/20/25	1,149,480	0.6
2,550,000	#	OFSI Fund VII Ltd. 2014-7A ACOM, 1.784%, 10/18/26	2,474,775	1.3
1,350,000	#	Regatta IV Funding Ltd. 2014-1A ACOM, 0.000%, 07/25/26	1,316,790	0.7

See Accompanying Notes to Financial Statements

42

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
399,868	#	Scholar Funding Trust 2010-A A, 1.073%, 10/28/41	$390,588	0.2
772,514	#	SLM Student Loan Trust 2003-1, 0.622%, 12/15/32	705,285	0.4
935,801		SLM Student Loan Trust 2005-4 A3, 0.440%, 01/25/27	890,859	0.5
500,000		SLM Student Loan Trust 2007-1, 0.410%, 01/26/26	478,323	0.2
750,000		SLM Student Loan Trust 2007-2, 0.380%, 07/25/22	701,155	0.4
219,649		SLM Student Loan Trust 2008-2 A3, 1.070%, 04/25/23	211,768	0.1
550,000		SLM Student Loan Trust 2008-4 A4, 1.970%, 01/24/17	553,872	0.3
450,000		SLM Student Loan Trust 2008-5, 2.020%, 07/25/23	453,082	0.2
1,650,000	#	Sound Point CLO VIII Ltd. 2015-1A A, 1.851%, 04/15/27	1,624,771	0.9
300,000	#	Sound Point CLO VIII Ltd. 2015-1A B, 2.371%, 04/15/27	283,767	0.1
900,000	#	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2015-T2, 2.620%, 01/15/47	898,930	0.5
1,000,000	#	Trinitas CLO II Ltd. 2014-2A ACOM, 1.665%, 07/15/26	967,100	0.5
1,000,000	#	Trinitas CLO Ltd. 2015-3A A2, 1.831%, 07/15/27	976,555	0.5
1,100,000	#	Z Capital Credit Partners CLO 2015-1A ACOM Ltd., 1.730%, 07/16/27	1,067,990	0.6
595,462		Other Securities	498,785	0.3

		Total Asset-Backed Securities (Cost $23,855,407)	23,652,153	12.6

		Total Long-Term Investments (Cost $192,037,637)	188,493,559	100.4

SHORT-TERM INVESTMENTS: 16.7%
		Commercial Paper: 0.9%
1,500,000	#	Barclays Bank PLC, 2.000%, 04/13/16 (Cost $1,500,000)	1,499,895	0.9

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: 0.3%
604,694		HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $604,713, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $616,790, due 11/15/44) (Cost $604,694)	$604,694	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 15.5%
29,184,938	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $29,184,938)	29,184,938	15.5

	Total Short-Term Investments (Cost $31,289,632)	31,289,527	16.7

	Total Investments in Securities (Cost $223,327,269)	$219,783,086	117.1
	Liabilities in Excess of Other Assets	(32,015,736)	(17.1)
	Net Assets	$187,767,350	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc	Represents securities purchased with cash collateral received for securities on loan.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)	This grouping contains securities on loan.

BRL	Brazilian Real

EUR	EU Euro

MXN	Mexican Peso

See Accompanying Notes to Financial Statements

43

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Cost for federal income tax purposes is $223,360,217.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$382,367
Gross Unrealized Depreciation	(3,959,498)
Net Unrealized Depreciation	$(3,577,131)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$61,148,253	$—	$61,148,253
Collateralized Mortgage Obligations	—	8,552,314	527,399	9,079,713
Municipal Bonds	—	2,134,945	—	2,134,945
Short-Term Investments	29,184,938	2,104,589	—	31,289,527
Foreign Government Bonds	—	11,067,790	—	11,067,790
U.S. Treasury Obligations	—	23,481,189	—	23,481,189
Asset-Backed Securities	—	22,753,223	898,930	23,652,153
U.S. Government Agency Obligations	—	57,929,516	—	57,929,516
Total Investments, at fair value	$29,184,938	$189,171,819	$1,426,329	$219,783,086
Other Financial Instruments+
Centrally Cleared Swaps	—	780,490	—	780,490
Forward Foreign Currency Contracts	—	503,414	—	503,414
Futures	90,996	—	—	90,996
OTC Swaps	—	972	—	972
Total Assets	$29,275,934	$190,456,695	$1,426,329	$221,158,958
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(647,979)	$—	$(647,979)
Forward Foreign Currency Contracts	—	(607,329)	—	(607,329)
Futures	(89,391)	—	—	(89,391)
OTC Swaps	—	(168,977)	—	(168,977)
Total Liabilities	$(89,391)	$(1,424,285)	$—	$(1,513,676)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2015, the following forward foreign currency contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	British Pound	51,525	Buy	03/16/16	9,311,953	9,310,311	$(1,642)
Bank of America	Swedish Krona	961,124	Buy	03/16/16	103,643	104,897	1,254
Bank of America	Swedish Krona	1,154,833	Buy	03/16/16	123,754	126,107	2,353
Bank of America	Swedish Krona	998,313	Buy	03/16/16	117,538	118,513	975
Bank of America	EU Euro	161,000	Buy	03/16/16	703,087	699,400	(3,687)
Bank of America	Canadian Dollar	124,250	Buy	03/16/16	91,728	89,813	(1,915)
Bank of America	Swedish Krona	5,498,489	Buy	03/16/16	594,325	599,979	5,654
Barclays Bank PLC	South Korean Won	206,964,330	Buy	01/14/16	177,000	176,323	(677)
Barclays Bank PLC	Taiwan New Dollar	5,819,176	Buy	01/08/16	178,000	177,033	(967)
Barclays Bank PLC	EU Euro	256,804	Buy	03/16/16	393,455	387,385	(6,070)
BNP Paribas Bank	Malaysian Ringgit	758,547	Buy	01/04/16	176,406	176,673	267
BNP Paribas Bank	Chilean Peso	232,785,615	Buy	01/27/16	327,153	327,613	460
BNP Paribas Bank	Canadian Dollar	125,360	Buy	03/16/16	90,316	90,615	299

See Accompanying Notes to Financial Statements

44

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BNP Paribas Bank	British Pound	60,835	Buy	03/16/16	90,256	89,694	$(562)
BNP Paribas Bank	Norwegian Krone	608,131	Buy	03/16/16	69,656	68,655	(1,001)
BNP Paribas Bank	EU Euro	117,000	Buy	03/16/16	36,809,604	36,810,298	694
BNP Paribas Bank	Swedish Krona	3,598,976	Buy	03/16/16	388,122	392,789	4,667
BNP Paribas Bank	British Pound	75,678	Buy	03/16/16	113,857	111,579	(2,278)
BNP Paribas Bank	Hungarian Forint	78,701,705	Buy	03/16/16	267,930	270,881	2,951
Citigroup, Inc.	Chinese Offshore Yuan	6,572,813	Buy	03/16/16	1,010,658	990,060	(20,598)
Citigroup, Inc.	Colombian Peso	236,016,000	Buy	01/12/16	71,862	74,285	2,423
Citigroup, Inc.	Russian Ruble	9,924,876	Buy	01/12/16	143,268	135,652	(7,616)
Citigroup, Inc.	Chilean Peso	105,441,275	Buy	01/12/16	147,460	148,666	1,206
Citigroup, Inc.	EU Euro	1,130,132	Buy	02/10/16	1,227,448	1,229,334	1,886
Citigroup, Inc.	Russian Ruble	32,528,964	Buy	01/27/16	485,036	442,723	(42,313)
Citigroup, Inc.	Canadian Dollar	152,990	Buy	03/16/16	113,012	110,587	(2,425)
Citigroup, Inc.	Hungarian Forint	78,826,874	Buy	03/16/16	273,837	271,311	(2,526)
Citigroup, Inc.	Polish Zloty	736,386	Buy	03/16/16	170,019	172,363	2,344
Citigroup, Inc.	Australian Dollar	74,451	Buy	03/16/16	54,288	54,056	(232)
Citigroup, Inc.	Polish Zloty	5,210,903	Buy	03/16/16	1,289,078	1,326,510	37,432
Credit Suisse Group AG	Russian Ruble	12,464,725	Buy	01/28/16	175,000	169,598	(5,402)
Credit Suisse Group AG	Colombian Peso	596,822,664	Buy	01/12/16	189,407	187,847	(1,560)
Credit Suisse Group AG	British Pound	118,285	Buy	03/16/16	160,000	160,192	192
Credit Suisse Group AG	British Pound	51,399	Buy	03/16/16	76,512	75,782	(730)
Credit Suisse Group AG	Canadian Dollar	116,331	Buy	03/16/16	83,575	84,089	514
Credit Suisse Group AG	EU Euro	256,804	Buy	03/16/16	391,656	386,892	(4,764)
Credit Suisse Group AG	Japanese Yen	42,887,812	Buy	03/16/16	351,000	357,447	6,447
Credit Suisse Group AG	Australian Dollar	108,177	Buy	03/16/16	70,709	72,266	1,557
Credit Suisse Group AG	Canadian Dollar	105,758	Buy	03/16/16	77,386	76,446	(940)
Credit Suisse Group AG	British Pound	85,648	Buy	03/16/16	127,922	126,278	(1,644)
Credit Suisse Group AG	Chilean Peso	183,414,443	Buy	01/13/16	260,773	258,572	(2,201)
Deutsche Bank AG	Chinese Offshore Yuan	787,461	Buy	03/16/16	119,000	118,615	(385)
Deutsche Bank AG	South Korean Won	210,311,400	Buy	01/15/16	177,000	179,155	2,155
Deutsche Bank AG	Colombian Peso	725,784,644	Buy	01/15/16	227,840	228,366	526
Deutsche Bank AG	Colombian Peso	343,810,636	Buy	01/27/16	102,401	108,043	5,642
Deutsche Bank AG	Mexican Peso	3,023,771	Buy	03/16/16	175,000	174,530	(470)
Deutsche Bank AG	Swedish Krona	1,918,038	Buy	03/16/16	206,618	209,353	2,735
Deutsche Bank AG	Chinese Offshore Yuan	1,160,624	Buy	03/16/16	177,000	174,824	(2,176)
Deutsche Bank AG	Chinese Offshore Yuan	1,177,221	Buy	09/01/16	178,000	174,775	(3,225)
JPMorgan Chase & Co.	Chinese Offshore Yuan	1,168,983	Buy	03/16/16	177,000	176,083	(917)
JPMorgan Chase & Co.	Russian Ruble	24,403,000	Buy	01/19/16	341,110	332,879	(8,231)
JPMorgan Chase & Co.	Russian Ruble	12,000,974	Buy	01/12/16	178,000	164,027	(13,973)
JPMorgan Chase & Co.	Russian Ruble	12,028,190	Buy	01/12/16	178,000	164,399	(13,601)
JPMorgan Chase & Co.	Russian Ruble	12,350,927	Buy	01/21/16	177,000	168,383	(8,617)
JPMorgan Chase & Co.	Russian Ruble	11,397,539	Buy	01/14/16	170,635	155,692	(14,943)
JPMorgan Chase & Co.	Norwegian Krone	728,450	Buy	03/16/16	83,326	82,238	(1,088)
JPMorgan Chase & Co.	Mexican Peso	3,010,928	Buy	03/16/16	175,000	173,788	(1,212)
JPMorgan Chase & Co.	Swedish Krona	776,836	Buy	03/16/16	83,600	84,799	1,199
JPMorgan Chase & Co.	Canadian Dollar	115,129	Buy	03/16/16	84,089	83,220	(869)
JPMorgan Chase & Co.	Swedish Krona	2,756,738	Buy	03/16/16	295,643	301,014	5,371
JPMorgan Chase & Co.	Swedish Krona	1,209,795	Buy	03/16/16	143,379	143,619	240
JPMorgan Chase & Co.	Mexican Peso	3,027,951	Buy	03/16/16	177,000	174,771	(2,229)
JPMorgan Chase & Co.	Mexican Peso	11,448,784	Buy	03/16/16	671,247	660,815	(10,432)
JPMorgan Chase & Co.	Norwegian Krone	678,025	Buy	03/16/16	77,568	76,545	(1,023)
JPMorgan Chase & Co.	Mexican Peso	3,032,948	Buy	03/16/16	177,000	175,059	(1,941)
JPMorgan Chase & Co.	Canadian Dollar	103,383	Buy	03/16/16	77,494	74,730	(2,764)
JPMorgan Chase & Co.	Swedish Krona	1,518,545	Buy	03/16/16	164,000	165,712	1,712
Morgan Stanley	Russian Ruble	6,717,507	Buy	01/19/16	90,822	91,633	811
Morgan Stanley	Brazilian Real	665,639	Buy	01/05/16	177,000	168,189	(8,811)
Morgan Stanley	Russian Ruble	12,116,173	Buy	01/19/16	171,248	165,276	(5,972)
Morgan Stanley	Brazilian Real	1,396,346	Buy	01/05/16	356,000	352,819	(3,181)
Morgan Stanley	Russian Ruble	21,008,182	Buy	02/03/16	295,266	285,358	(9,908)

See Accompanying Notes to Financial Statements

45

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Russian Ruble	29,747,696	Buy	01/14/16	444,393	406,357	$(38,036)
Morgan Stanley	Norwegian Krone	734,112	Buy	03/16/16	84,200	82,877	(1,323)
The Royal Bank of Canada	Brazilian Real	1,374,989	Buy	01/05/16	344,911	347,422	2,511
The Royal Bank of Canada	EU Euro	65,007	Buy	03/16/16	71,216	70,778	(438)
The Royal Bank of Canada	Canadian Dollar	362,664	Buy	03/16/16	240,406	240,805	399
The Royal Bank of Canada	Canadian Dollar	256,444	Buy	03/16/16	189,195	185,368	(3,827)
The Royal Bank of Canada	Canadian Dollar	674,777	Buy	03/16/16	456,230	447,251	(8,979)
The Royal Bank of Canada	Mexican Peso	11,728,253	Buy	03/16/16	692,422	676,945	(15,477)
The Royal Bank of Canada	Mexican Peso	3,008,782	Buy	03/16/16	177,000	173,665	(3,335)
The Royal Bank of Scotland Group PLC	Swedish Krona	2,984,555	Buy	03/16/16	321,000	325,808	4,808
The Royal Bank of Scotland Group PLC	Turkish Lira	541,257	Buy	03/16/16	177,000	181,818	4,818
The Royal Bank of Scotland Group PLC	Mexican Peso	12,504,270	Buy	03/16/16	750,592	721,736	(28,856)
The Royal Bank of Scotland Group PLC	Hungarian Forint	81,210,758	Buy	03/16/16	275,758	279,517	3,759
The Royal Bank of Scotland Group PLC	Polish Zloty	721,824	Buy	03/16/16	168,000	168,835	835
Standard Chartered PLC	South Korean Won	209,372,415	Buy	01/08/16	177,000	178,487	1,487
Standard Chartered PLC	South Korean Won	410,872,176	Buy	01/19/16	351,000	349,858	(1,142)
Standard Chartered PLC	Colombian Peso	897,578,800	Buy	01/27/16	293,164	282,066	(11,098)
Standard Chartered PLC	British Pound	56,173	Buy	03/16/16	83,549	82,821	(728)
Standard Chartered PLC	Chinese Offshore Yuan	1,158,203	Buy	03/16/16	175,000	174,460	(540)
Standard Chartered PLC	Australian Dollar	247,000	Buy	03/16/16	174,965	179,338	4,373
Standard Chartered PLC	South African Rand	2,706,157	Buy	03/16/16	177,000	172,631	(4,369)
Standard Chartered PLC	Canadian Dollar	114,824	Buy	03/16/16	84,535	82,999	(1,536)
Standard Chartered PLC	Chinese Offshore Yuan	1,159,858	Buy	03/16/16	177,000	174,709	(2,291)
Standard Chartered PLC	Norwegian Krone	796,412	Buy	03/16/16	91,597	89,911	(1,686)
Standard Chartered PLC	Canadian Dollar	114,162	Buy	03/16/16	85,419	82,521	(2,898)
State Street	South Korean Won	415,912,140	Buy	01/15/16	357,000	354,298	(2,702)
State Street	British Pound	89,097	Buy	03/16/16	132,240	131,363	(877)
State Street	EU Euro	323,000	Buy	03/16/16	351,490	351,677	187
State Street	Norwegian Krone	606,971	Buy	03/16/16	69,631	68,524	(1,107)
State Street	British Pound	50,843	Buy	03/16/16	77,100	74,962	(2,138)
State Street	Canadian Dollar	966,179	Buy	03/16/16	707,000	698,394	(8,606)
State Street	Swedish Krona	1,398,098	Buy	03/16/16	150,720	152,592	1,872
State Street	Swedish Krona	1,065,874	Buy	03/16/16	126,209	126,534	325
State Street	New Zealand Dollar	128,822	Buy	03/16/16	84,591	87,716	3,125
State Street	Swedish Krona	5,496,154	Buy	03/16/16	594,507	599,686	5,179
State Street	Australian Dollar	216,645	Buy	03/16/16	155,340	157,298	1,958
State Street	Norwegian Krone	2,474,299	Buy	03/16/16	290,661	279,333	(11,328)
State Street	Swedish Krona	2,889,062	Buy	03/16/16	311,897	315,279	3,382
UBS AG	Russian Ruble	11,504,950	Buy	01/14/16	177,751	157,159	(20,592)
UBS AG	Chinese Offshore Yuan	1,169,103	Buy	03/16/16	177,000	176,101	(899)
UBS AG	Chinese Offshore Yuan	3,509,766	Buy	03/16/16	530,000	528,675	(1,325)
UBS AG	Indonesian Rupiah	2,111,122,711	Buy	01/04/16	154,040	153,146	(894)
UBS AG	Brazilian Real	670,830	Buy	01/05/16	177,000	169,501	(7,499)
UBS AG	Russian Ruble	11,604,695	Buy	01/19/16	163,839	158,299	(5,540)
UBS AG	South Korean Won	209,169,750	Buy	01/14/16	177,000	178,202	1,202
UBS AG	South Korean Won	210,579,555	Buy	01/15/16	177,000	179,384	2,384
UBS AG	Brazilian Real	678,109	Buy	01/05/16	178,000	171,340	(6,660)
UBS AG	Russian Ruble	9,585,931	Buy	02/11/16	135,926	129,941	(5,985)
UBS AG	EU Euro	343,414	Buy	03/16/16	375,897	373,903	(1,994)
UBS AG	EU Euro	162,000	Buy	03/16/16	699,351	697,704	(1,647)
UBS AG	Swedish Krona	1,485,376	Buy	03/16/16	160,000	162,129	2,129
UBS AG	Australian Dollar	148,080	Buy	03/16/16	105,739	107,516	1,777
UBS AG	Swedish Krona	2,735,363	Buy	03/16/16	295,759	298,466	2,707

See Accompanying Notes to Financial Statements

46

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
UBS AG	Japanese Yen	21,780,912	Buy	03/16/16	177,000	181,532	$4,532
UBS AG	EU Euro	73,778	Buy	03/16/16	78,175	80,328	2,153
UBS AG	Mexican Peso	13,812,954	Buy	03/16/16	831,880	797,272	(34,608)
UBS AG	EU Euro	293,018	Buy	03/16/16	207,050	220,812	13,762
Westpac	Australian Dollar	490,000	Buy	03/16/16	352,707	355,772	3,065
							$(301,983)
Bank of America	Chinese Offshore Yuan	1,167,507	Sell	03/16/16	177,000	175,861	$1,139
Bank of America	South Korean Won	408,817,620	Sell	01/14/16	344,703	348,291	(3,588)
Bank of America	Taiwan New Dollar	5,842,770	Sell	01/11/16	177,000	177,655	(655)
Bank of America	Brazilian Real	696,668	Sell	01/05/16	179,000	176,029	2,971
Bank of America	Taiwan New Dollar	12,112,344	Sell	01/19/16	369,290	367,757	1,533
Bank of America	Brazilian Real	669,565	Sell	01/05/16	178,000	169,181	8,819
Bank of America	Swedish Krona	823,292	Sell	03/16/16	97,631	97,736	(105)
Bank of America	Canadian Dollar	489,557	Sell	03/16/16	350,000	353,872	(3,872)
Bank of America	Australian Dollar	243,000	Sell	03/16/16	176,142	176,434	(292)
Bank of America	Singapore Dollar	747,477	Sell	03/16/16	529,169	525,908	3,261
Barclays Bank PLC	Chinese Offshore Yuan	4,065,346	Sell	09/01/16	610,412	603,559	6,853
Barclays Bank PLC	Indonesian Rupiah	2,447,202,000	Sell	02/17/16	169,709	174,324	(4,615)
Barclays Bank PLC	New Zealand Dollar	103,681	Sell	03/16/16	69,575	70,597	(1,022)
Barclays Bank PLC	South African Rand	2,743,028	Sell	03/16/16	177,000	174,983	2,017
Barclays Bank PLC	Israeli New Shekel	1,028,834	Sell	03/16/16	266,738	264,815	1,923
Barclays Bank PLC	Turkish Lira	1,925,809	Sell	03/16/16	642,579	646,915	(4,336)
Barclays Bank PLC	New Zealand Dollar	106,211	Sell	03/16/16	70,453	72,320	(1,867)
Barclays Bank PLC	EU Euro	83,977	Sell	03/16/16	91,589	91,433	156
BNP Paribas Bank	South Korean Won	594,706,530	Sell	01/14/16	511,844	506,659	5,185
BNP Paribas Bank	Taiwan New Dollar	8,217,511	Sell	01/08/16	253,041	249,995	3,046
BNP Paribas Bank	Taiwan New Dollar	8,277,380	Sell	01/29/16	254,141	250,866	3,275
BNP Paribas Bank	Malaysian Ringgit	758,547	Sell	01/08/16	176,378	176,551	(173)
BNP Paribas Bank	Japanese Yen	10,033,007	Sell	03/16/16	83,408	83,619	(211)
BNP Paribas Bank	Japanese Yen	41,932,664	Sell	03/16/16	349,000	349,486	(486)
BNP Paribas Bank	Japanese Yen	42,854,240	Sell	03/16/16	352,000	357,167	(5,167)
BNP Paribas Bank	New Zealand Dollar	134,908	Sell	03/16/16	91,118	91,859	(741)
BNP Paribas Bank	EU Euro	141,531	Sell	03/16/16	155,084	154,096	988
BNP Paribas Bank	EU Euro	149,215	Sell	03/16/16	162,401	162,463	(62)
BNP Paribas Bank	Australian Dollar	136,648	Sell	03/16/16	99,625	99,215	410
BNP Paribas Bank	United Arab Emirates Dirham	466,325	Sell	12/07/16	126,305	126,511	(206)
Citigroup, Inc.	Chinese Offshore Yuan	3,494,187	Sell	03/16/16	531,000	526,328	4,672
Citigroup, Inc.	South Korean Won	308,267,206	Sell	01/15/16	271,709	262,600	9,109
Citigroup, Inc.	United Arab Emirates Dirham	2,359,360	Sell	08/11/16	640,000	640,968	(968)
Citigroup, Inc.	United Arab Emirates Dirham	2,697,054	Sell	08/11/16	732,000	732,710	(710)
Citigroup, Inc.	Chinese Offshore Yuan	1,204,710	Sell	09/01/16	184,226	178,856	5,370
Citigroup, Inc.	British Pound	102,442	Sell	01/13/16	153,201	151,024	2,177
Citigroup, Inc.	EU Euro	4,167,489	Sell	02/10/16	4,526,351	4,533,307	(6,956)
Citigroup, Inc.	Mexican Peso	3,976,160	Sell	02/05/16	232,593	230,161	2,432
Citigroup, Inc.	Canadian Dollar	245,059	Sell	03/16/16	176,000	177,139	(1,139)
Citigroup, Inc.	EU Euro	3,129,816	Sell	03/16/16	3,453,142	3,407,694	45,448
Citigroup, Inc.	Japanese Yen	40,501,747	Sell	03/16/16	335,026	337,561	(2,535)
Citigroup, Inc.	Swedish Krona	955,692	Sell	03/16/16	113,213	113,454	(241)
Citigroup, Inc.	Australian Dollar	246,000	Sell	03/16/16	176,210	178,612	(2,402)
Citigroup, Inc.	Australian Dollar	146,331	Sell	03/16/16	106,602	106,246	356
Citigroup, Inc.	New Zealand Dollar	150,491	Sell	03/16/16	99,625	102,470	(2,845)
Credit Suisse Group AG	Russian Ruble	12,417,577	Sell	01/14/16	177,000	169,626	7,374
Credit Suisse Group AG	Russian Ruble	11,932,355	Sell	01/12/16	178,000	163,089	14,911

See Accompanying Notes to Financial Statements

47

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Swedish Krona	696,753	Sell	03/16/16	83,709	82,714	$995
Credit Suisse Group AG	Japanese Yen	10,108,031	Sell	03/16/16	83,720	84,245	(525)
Credit Suisse Group AG	New Zealand Dollar	154,198	Sell	03/16/16	104,400	104,994	(594)
Credit Suisse Group AG	EU Euro	167,972	Sell	03/16/16	183,037	182,885	152
Deutsche Bank AG	South Korean Won	645,023,777	Sell	01/08/16	548,024	549,873	(1,849)
Deutsche Bank AG	Brazilian Real	685,389	Sell	01/05/16	178,000	173,179	4,821
Deutsche Bank AG	Colombian Peso	484,086,142	Sell	01/21/16	144,613	152,221	(7,608)
Deutsche Bank AG	Chilean Peso	100,039,500	Sell	01/12/16	141,000	141,049	(49)
Deutsche Bank AG	Malaysian Ringgit	758,547	Sell	01/04/16	178,000	176,673	1,327
Deutsche Bank AG	Indonesian Rupiah	2,111,122,711	Sell	01/04/16	151,834	153,146	(1,312)
Deutsche Bank AG	Taiwan New Dollar	12,766,823	Sell	01/21/16	389,767	387,488	2,279
Deutsche Bank AG	Swedish Krona	798,000	Sell	01/15/16	91,876	94,566	(2,690)
Deutsche Bank AG	Brazilian Real	1,283,044	Sell	02/02/16	333,883	320,895	12,988
Deutsche Bank AG	New Zealand Dollar	122,163	Sell	03/16/16	83,313	83,182	131
Deutsche Bank AG	Japanese Yen	21,681,969	Sell	03/16/16	177,000	180,708	(3,708)
Deutsche Bank AG	Singapore Dollar	747,530	Sell	03/16/16	527,917	525,945	1,972
Deutsche Bank AG	Chinese Offshore Yuan	1,204,455	Sell	09/01/16	183,000	178,819	4,181
Deutsche Bank AG	Chinese Offshore Yuan	3,785,116	Sell	09/01/16	568,506	561,955	6,551
Deutsche Bank AG	Chinese Offshore Yuan	3,612,420	Sell	09/01/16	549,000	536,316	12,684
Deutsche Bank AG	Indonesian Rupiah	2,353,457,400	Sell	01/11/16	169,680	170,179	(499)
Deutsche Bank AG	Chinese Offshore Yuan	1,165,103	Sell	03/16/16	177,000	175,499	1,501
Deutsche Bank AG	Chinese Offshore Yuan	1,155,810	Sell	03/16/16	177,000	174,099	2,901
JPMorgan Chase & Co.	Chinese Offshore Yuan	1,166,642	Sell	03/16/16	177,000	175,731	1,269
JPMorgan Chase & Co.	Chinese Offshore Yuan	1,155,042	Sell	09/01/16	179,000	171,483	7,517
JPMorgan Chase & Co.	Chinese Offshore Yuan	2,406,368	Sell	09/01/16	366,000	357,260	8,740
JPMorgan Chase & Co.	Russian Ruble	37,532,835	Sell	01/19/16	527,000	511,982	15,018
JPMorgan Chase & Co.	South Korean Won	362,799,493	Sell	01/15/16	312,850	309,054	3,796
JPMorgan Chase & Co.	Indonesian Rupiah	2,419,405,000	Sell	01/22/16	171,285	174,061	(2,776)
JPMorgan Chase & Co.	Taiwan New Dollar	11,451,753	Sell	02/04/16	350,099	346,774	3,325
JPMorgan Chase & Co.	Indonesian Rupiah	3,411,652,937	Sell	02/19/16	237,332	242,872	(5,540)
JPMorgan Chase & Co.	Australian Dollar	133,326	Sell	03/16/16	97,212	96,803	409
JPMorgan Chase & Co.	Japanese Yen	9,515,203	Sell	03/16/16	77,728	79,304	(1,576)
JPMorgan Chase & Co.	Canadian Dollar	169,712	Sell	03/16/16	125,161	122,675	2,486
JPMorgan Chase & Co.	Swedish Krona	963,118	Sell	03/16/16	113,360	114,336	(976)
JPMorgan Chase & Co.	British Pound	71,639	Sell	03/16/16	107,533	105,624	1,909
Morgan Stanley	Brazilian Real	693,477	Sell	01/05/16	174,856	175,223	(367)
Morgan Stanley	Russian Ruble	12,435,755	Sell	01/12/16	177,000	169,970	7,030
Morgan Stanley	Brazilian Real	671,767	Sell	01/05/16	178,000	169,737	8,263
Morgan Stanley	Brazilian Real	680,802	Sell	01/05/16	178,000	172,020	5,980
Morgan Stanley	Indonesian Rupiah	2,344,115,400	Sell	01/19/16	168,133	168,877	(744)
Morgan Stanley	Brazilian Real	1,411,900	Sell	02/02/16	350,000	353,122	(3,122)
Morgan Stanley	Australian Dollar	245,865	Sell	03/16/16	175,034	178,514	(3,480)
Morgan Stanley	Mexican Peso	3,005,024	Sell	03/16/16	176,000	173,448	2,552
Morgan Stanley	New Zealand Dollar	252,663	Sell	03/16/16	168,958	172,040	(3,082)
Morgan Stanley	New Zealand Dollar	150,522	Sell	03/16/16	99,495	102,491	(2,996)
The Royal Bank of Canada	Brazilian Real	688,244	Sell	01/05/16	176,000	173,901	2,099
The Royal Bank of Canada	Brazilian Real	1,374,989	Sell	02/02/16	341,434	343,891	(2,457)
The Royal Bank of Canada	Canadian Dollar	238,652	Sell	03/16/16	177,000	172,508	4,492
The Royal Bank of Scotland Group PLC	Chilean Peso	153,042,983	Sell	01/15/16	215,826	215,702	124
The Royal Bank of Scotland Group PLC	Colombian Peso	584,893,408	Sell	01/19/16	176,000	183,958	(7,958)
The Royal Bank of Scotland Group PLC	Chilean Peso	148,777,022	Sell	01/11/16	211,426	209,791	1,635

See Accompanying Notes to Financial Statements

48

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Royal Bank of Scotland Group PLC	Mexican Peso	3,024,227	Sell	03/16/16	176,000	174,556	$1,444
Standard Chartered PLC	Chinese Offshore Yuan	171,935	Sell	03/16/16	26,145	25,898	247
Standard Chartered PLC	Chinese Offshore Yuan	2,311,808	Sell	09/01/16	358,000	343,221	14,779
Standard Chartered PLC	Chinese Offshore Yuan	2,248,027	Sell	09/01/16	347,000	333,752	13,248
Standard Chartered PLC	Chinese Offshore Yuan	1,219,055	Sell	09/01/16	183,000	180,986	2,014
Standard Chartered PLC	United Arab Emirates Dirham	1,238,373	Sell	12/07/16	335,103	335,963	(860)
State Street	Australian Dollar	105,588	Sell	03/16/16	76,512	76,664	(152)
State Street	Swedish Krona	589,557	Sell	03/16/16	70,263	69,988	275
State Street	Australian Dollar	732,000	Sell	03/16/16	526,670	531,479	(4,809)
State Street	New Zealand Dollar	261,000	Sell	03/16/16	175,191	177,716	(2,525)
State Street	New Zealand Dollar	262,000	Sell	03/16/16	175,645	178,397	(2,752)
State Street	Japanese Yen	9,558,836	Sell	03/16/16	77,847	79,668	(1,821)
State Street	New Zealand Dollar	149,582	Sell	03/16/16	98,792	101,852	(3,060)
UBS AG	Russian Ruble	9,585,931	Sell	01/12/16	137,014	131,019	5,995
UBS AG	Indonesian Rupiah	2,111,122,711	Sell	01/19/16	153,369	152,092	1,277
UBS AG	Indonesian Rupiah	2,508,681,181	Sell	01/08/16	178,872	181,653	(2,781)
UBS AG	Taiwan New Dollar	5,814,160	Sell	01/21/16	176,000	176,467	(467)
UBS AG	South Korean Won	589,502,659	Sell	01/22/16	502,453	501,804	649
UBS AG	New Zealand Dollar	137,071	Sell	03/16/16	91,711	93,333	(1,622)
UBS AG	Japanese Yen	72,936,469	Sell	03/16/16	592,965	607,886	(14,921)
UBS AG	Australian Dollar	488,000	Sell	03/16/16	355,179	354,320	859
UBS AG	New Zealand Dollar	182,679	Sell	03/16/16	120,608	124,387	(3,779)
Westpac	Taiwan New Dollar	5,688,240	Sell	01/08/16	175,341	173,049	2,292
Westpac	South Korean Won	308,337,828	Sell	01/15/16	271,790	262,660	9,130
Westpac	Chinese Offshore Yuan	2,402,744	Sell	09/01/16	366,000	356,722	9,278
Westpac	EU Euro	856,000	Sell	02/10/16	939,023	931,139	7,884
Westpac	British Pound	116,000	Sell	01/13/16	175,506	171,012	4,494
Westpac	Taiwan New Dollar	2,682,526	Sell	02/04/16	81,532	81,230	302
							$198,068

At December 31, 2015, the following futures contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 10-Year Bond	17	03/15/16	$1,571,926	$3,194
Australia 3-Year Bond	172	03/15/16	13,970,860	41,875
Euro-Bobl 5-Year	27	03/08/16	3,834,172	(1,047)
Long-Term Euro-BTP	27	03/08/16	4,046,904	25,283
U.S. Treasury 2-Year Note	89	03/31/16	19,333,860	(31,993)
U.S. Treasury 5-Year Note	169	03/31/16	19,996,132	(38,754)
U.S. Treasury Ultra Long Bond	7	03/21/16	1,110,813	(7,012)
			$63,864,667	$(8,454)
Short Contracts
Euro-Bund	(17)	03/08/16	(2,917,548)	(10,585)
U.S. Treasury 10-Year Note	(30)	03/21/16	(3,777,187)	7,471
U.S. Treasury Long Bond	(33)	03/21/16	(5,073,750)	13,173
			$(11,768,485)	$10,059

At December 31, 2015, the following centrally cleared credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

See Accompanying Notes to Financial Statements

49

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(4)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index Series 25, Version 1	Buy	1.000	Intercontinental Exchange	12/20/20	USD 3,600,000	$(43,279)	$(62,530)
						$(43,279)	$(62,530)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index Series 25, Version 1	Sell	1.000	Intercontinental Exchange	12/20/20	USD 5,450,000	29,773	12,358
						29,773	$12,358

At December 31, 2015, the following over-the-counter credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Credit Default Swaps on Credit Indices — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 6, AAA rated	Sell	0.500	05/11/63	USD 100,000	$(2,309)	$(2,491)	$182
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,524)	(3,596)	72
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,277)	228
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,493)	444
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,564)	515
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,524)	(3,560)	36
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 300,000	(10,573)	(10,736)	163
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,524)	(3,663)	139
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,524)	(3,817)	293
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,524)	(3,668)	144
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,720)	671
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,525)	(3,809)	284

See Accompanying Notes to Financial Statements

50

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	$(7,049)	$(7,327)	$278
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,193)	144
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,525)	(3,737)	212
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,720)	671
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 400,000	(19,314)	(16,011)	(3,303)
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 100,000	(4,828)	(5,002)	174
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 300,000	(14,485)	(14,772)	287
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 200,000	(9,657)	(10,090)	433
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 100,000	(4,828)	(4,002)	(826)
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 600,000	(28,970)	(26,818)	(2,152)
						$(168,977)	$(168,066)	$(911)

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

At December 31, 2015, the following centrally cleared interest rate swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month AUD-BBR-BBSW	LCH.Clearnet	03/16/21	AUD 2,600,000	$(11,774)	$(2,152)
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month AUD-BBR-BBSW	LCH.Clearnet	03/16/26	AUD 3,500,000	(17,889)	10,176
Receive a fixed rate equal to 1.250% and pay a floating rate based on the 6-month CAD-BA-CDOR	LCH.Clearnet	03/16/18	CAD 4,540,000	26,076	3,571
Receive a fixed rate equal to 1.750% and pay a floating rate based on the 6-month CAD-BA-CDOR	LCH.Clearnet	03/16/21	CAD 6,040,000	112,459	25,124
Receive a fixed rate equal to 0.250% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	03/16/19	EUR 4,940,000	33,398	3,313

See Accompanying Notes to Financial Statements

51

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.500%	LCH.Clearnet	03/16/21	EUR 5,070,000	(35,113)	17,029
Receive a fixed rate equal to 1.568% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	05/11/25	EUR 15,510,000	16,142	31,123
Receive a fixed rate equal to 2.000% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	09/16/25	EUR 5,480,000	105,015	48,474
Receive a fixed rate equal to 1.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	12/16/25	EUR 3,620,000	(36,306)	(394)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	03/16/26	EUR 14,460,000	(66,695)	(141,814)
Receive a fixed rate equal to 1.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	03/17/26	EUR 4,850,000	(62,580)	(24,589)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.695%	Chicago Mercantile Exchange	05/11/35	EUR 5,850,000	246,826	75,285
Receive a fixed rate equal to 2.250% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	12/17/35	EUR 690,000	(217)	(5,081)
Receive a fixed rate equal to 1.750% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	12/19/45	EUR 500,000	794	532
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 0.845%	LCH.Clearnet	01/04/18	GBP 1,490,000	5,880	2,031
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.500%	LCH.Clearnet	03/16/18	GBP 6,310,000	(58,038)	16,565
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.940%	LCH.Clearnet	12/11/22	GBP 800,000	7,786	3,460
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.750%	LCH.Clearnet	09/16/25	GBP 4,030,000	(86,384)	(44,966)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.250%	LCH.Clearnet	03/16/26	GBP 910,000	(26,351)	14,172
Receive a fixed rate equal to 2.190% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	LCH.Clearnet	12/11/27	GBP 1,400,000	(20,564)	(6,194)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.250%	LCH.Clearnet	12/11/32	GBP 710,000	14,693	3,398
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.500%	LCH.Clearnet	12/17/35	GBP 160,000	(791)	3,964
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	LCH.Clearnet	12/17/35	GBP 170,000	840	(580)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.250%	LCH.Clearnet	03/16/46	GBP 2,680,000	(74,195)	124,904
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.000%	LCH.Clearnet	12/16/25	JPY 900,290,000	(119,772)	(47,194)
Receive a fixed rate equal to 0.500% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	LCH.Clearnet	03/16/26	JPY 454,830,000	22,335	16,888
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 2.000%	LCH.Clearnet	12/19/45	JPY 75,280,000	(12,105)	450
Receive a fixed rate equal to 3.911% and pay a floating rate based on the 28-day MXN TIIE-BANXICO	Chicago Mercantile Exchange	11/07/16	MXN 14,290,000	$235	$252
Receive a fixed rate equal to 3.920% and pay a floating rate based on the 28-day MXN TIIE-BANXICO	Chicago Mercantile Exchange	11/08/16	MXN 6,070,000	126	134
Receive a fixed rate equal to 3.900% and pay a floating rate based on the 28-day MXN TIIE-BANXICO	Chicago Mercantile Exchange	11/09/16	MXN 12,290,000	129	141
Receive a floating rate based on the 3-month NZD-BBR-FRA and pay a fixed rate equal to 3.500%	LCH.Clearnet	03/16/26	NZD 1,290,000	22,468	11,075
Receive a fixed rate equal to 0.500% and pay a floating rate based on the 3-month SEK-STIBOR-SIDE	LCH.Clearnet	03/16/18	SEK 93,440,000	22,112	(19,279)
Receive a floating rate based on the 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 0.750%	LCH.Clearnet	03/16/21	SEK 31,250,000	11,279	23,537

See Accompanying Notes to Financial Statements

52

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 1.500%	LCH.Clearnet	03/16/26	SEK 21,240,000	46,681	24,611
Receive a fixed rate equal to 2.750% and pay a floating rate based on the 3-month SEK-STIBOR-SIDE	LCH.Clearnet	12/15/26	SEK 6,960,000	(1,641)	(1,149)
Receive a fixed rate equal to 1.500% and pay a floating rate based on the 3-month USB-LIBOR-BBA	LCH.Clearnet	03/16/18	USD 2,890,000	11,962	(5,460)
Receive a fixed rate equal to 2.923% and pay a floating rate based on the 3-month USB-LIBOR-BBA	LCH.Clearnet	06/24/21	USD 16,800,000	203,378	210,845
Receive a fixed rate equal to 2.810% and pay a floating rate based on the 3-month USB-LIBOR-BBA	LCH.Clearnet	09/02/22	USD 24,500,000	131,438	79,303
Receive a floating rate based on the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 3.000%	LCH.Clearnet	12/16/25	USD 2,170,000	(29,519)	(6,719)
Receive a floating rate based on the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 2.500%	LCH.Clearnet	03/16/26	USD 5,480,000	(136,286)	17,232
Receive a floating rate based on the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 2.500%	LCH.Clearnet	03/17/26	USD 5,310,000	49,080	543
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.218%	LCH.Clearnet	06/24/29	USD 4,300,000	(187,587)	(204,406)
Receive a floating rate based on the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 3.005%	LCH.Clearnet	09/02/30	USD 5,750,000	(95,112)	(73,662)
Receive a fixed rate equal to 2.750% and pay a floating rate based on the 3-month USB-LIBOR-BBA	LCH.Clearnet	12/19/45	USD 550,000	(4,142)	(1,810)
				$8,071	$182,683

At December 31, 2015, the following over-the-counter interest rate swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 15.697% and pay a floating rate based on the Brazil Cetip Interbank Deposte Rate Annualized (BRL-CDI) Counterparty: Deutsche Bank AG	01/02/17	BRL 2,810,000	$972	$—	$972
			$972	$—	$972

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$503,414
Interest rate contracts	Net Assets — Unrealized appreciation*	90,996
Credit contracts	Net Assets — Unrealized appreciation**	12,358
Asset Derivatives (continued)
Interest rate contracts	Net Assets — Unrealized appreciation**	$768,132
Credit contracts	Unrealized appreciation on OTC swap agreements	5,370
Interest rate contracts	Unrealized appreciation on OTC swap agreements	972
Total Asset Derivatives		$1,381,242
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$607,329
Interest rate contracts	Net Assets — Unrealized depreciation*	89,391
Credit contracts	Net Assets — Unrealized depreciation**	62,530
Interest rate contracts	Net Assets — Unrealized depreciation**	585,449
Credit contracts	Upfront payments received on OTC swap agreements	168,066
Credit contracts	Unrealized depreciation on OTC swap agreements	6,281

See Accompanying Notes to Financial Statements

53

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Total Liability Derivatives		$1,519,046

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2015 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Credit contracts	$—	$—	$17,729	$17,729
Foreign exchange contracts	624,714	—	—	624,714
Interest rate contracts	—	691,157	783,362	1,474,519
Total	$624,714	$691,157	$801,091	$2,116,962

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Credit contracts	$—	$—	$(51,083)	$(51,083)
Foreign exchange contracts	(103,915)	—	—	(103,915)
Interest rate contracts	—	1,605	183,655	185,260
Total	$(103,915)	$1,605	$132,572	$30,262

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

54

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:

	Bank of America	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	JPMorgan Chase & Co.	Morgan Stanley	Standard Chartered Bank PLC	State Street Bank	The Royal Bank of Canada	The Royal Bank of Scotland Group PLC	UBS AG	Westpac	Totals
Assets:
Forward foreign currency contracts	$27,959	$10,949	$22,242	$114,855	$32,142	$62,394	$52,991	$24,636	$36,148	$16,303	$9,501	$17,423	$39,426	$36,445	$503,414
OTC Interest rate swaps	—	—	—	—	—	972	—	—	—	—	—	—	—	—	972
Total Assets	$27,959	$10,949	$22,242	$114,855	$32,142	$63,366	$52,991	$24,636	$36,148	$16,303	$9,501	$17,423	$39,426	$36,445	$504,386
Liabilities:
Forward foreign currency contracts	$15,756	$19,554	$10,887	$93,506	$18,360	$23,971	$92,708	$81,022	$27,148	$41,877	$34,513	$36,814	$111,213	$—	$607,329
OTC credit default swaps	—	42,292	—	—	126,685	—	—	—	—	—	—	—	—	—	168,977
Total Liabilities	$15,756	$61,846	$10,887	$93,506	$145,045	$23,971	$92,708	$81,022	$27,148	$41,877	$34,513	$36,814	$111,213	$—	$776,306

Net OTC derivative instruments by counterparty, at fair value	$12,203	$(50,897)	$11,355	$21,349	$(112,903)	$39,395	$(39,717)	$(56,386)	$9,000	$(25,574)	$(25,012)	$(19,391)	$(71,787)	$36,445	$(271,920)

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net Exposure(1)	$12,203	$(50,897)	$11,355	$21,349	$(112,903)	$39,395	$(39,717)	$(56,386)	$9,000	$(25,574)	$(25,012)	$(19,391)	$(71,787)	$36,445	$(271,920)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

55

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.0942
Class I	NII	$0.0834
Class S	NII	$0.0884
Class ADV	ROC	$0.0031
Class I	ROC	$0.0465
Class S	ROC	$0.0281

NII — Net investment income

ROC — Return of capital

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

56

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (35 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007–Present	Retired.	151	First Marblehead Corporation (September 2003–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

57

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	VIT: January 1994–Present VVIT: February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

•	Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Trustee of the Board.

58

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	VIT: March 2003–Present VVIT: October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000 Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012–Present
Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present); and Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President–Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

59

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	VIT: November 1999–Present VVIT: October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995 Present) and Voya Investments, LLC (August 1997 Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003—Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010 Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

60

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Investment Advisers
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT3AIS (1215-021916)

Annual Report

December 31, 2015

Classes ADV, I and S

Voya Investors Trust

■	Voya Global Perspectives® Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Report of Independent Registered Public Accounting Firm	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Portfolio of Investments	19
Tax Information	21
Trustee and Officer Information	22

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolio’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolio’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolio’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Fed action — global reaction

Dear Shareholder,

One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25%–0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.

Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.

Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
January 12, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)

U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.

Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25%–0.50%.

Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.

Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.

U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.

In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.

International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury 20+ Year Bond Index
Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.

Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITS”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.
MSCI Emerging Markets Index
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P Small Cap 600® Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
Shanghai Stock Exchange Composite Index
A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

3

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of December 31, 2015 (percent of net assets)
U.S. Large Cap Equities	5%
U.S. Mid Cap Equities	5%
U.S. Small Cap Equities	5%
Global Real Estate	5%
International Equities	5%
Emerging Market Equities	5%
U.S. Investment Grade Bonds	17.5%
U.S. Government Bonds	17.5%
Global Bonds	17.5%
U.S. High Yield Bonds	17.5%
Cash	0%
Portfolio holdings are subject to change daily.

Voya Global Perspectives® Portfolio (the “Portfolio”) seeks total return. Under normal conditions, the sub-adviser invests the assets of the Portfolio in a combination of underlying funds (“Underlying Funds”) that in turn, invest directly in securities such as stocks and bonds. The Portfolio is managed by Douglas Coté, CFA and Senior Vice President, and Karyn Cavanaugh, CFA and Vice President, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Approximately 60% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in equity securities; approximately 40% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in debt instruments. These approximate weights are referred to as target allocations (“Target Allocations”). Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the Target Allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of -3.70%, compared to the S&P Target Risk Growth Index and the Portfolio’s composite index (“Composite Index”)(1), which returned –0.69% and –2.61%, respectively, for the same period.

Market Review: During the past year the global economy slowed, inflation stayed low, commodity prices plummeted and U.S corporate profits flattened. This was despite continued Central Bank monetary stimulus and ultra-accommodative policies globally. Meanwhile, the U.S. consumer has thrived with strong jobs, continued progress in housing, low interest rates and low gas prices which at seventy percent of the economy has kept economic growth moderately proceeding. Volatility increased in the third quarter 2015, which was the worst performing quarter since 2011, but it was emerging markets equity that were punished in particular for the quarter and for the period. The beginning of the fourth quarter experienced a strong positive reversal of markets on renewed determination of global Central Banks including the Federal Reserve Board (“Fed”), European Central Bank and Peoples Bank of China. This reversal waned towards the end of the year as manufacturing slipped into contraction, oil prices continued to slide and U.S. corporate earnings were negative for the most recent quarter’s reporting period.

The equity market indices during this selloff and reversal were largely near where they started the year. The S&P 500® index and global REITs managed to eke out a positive total return for the year. Small and midcaps were down about 2% and MSCI EAFE index ended down about one half of a percent. But the emerging markets suffered the brunt of the market’s wrath with MSCI Emerging Markets Index falling 14.6% in 2015.

There was seemingly no place to hide as fixed income was also predominantly negative in 2015. Global bonds were negative for the year as investors favored a strong U.S. dollar and potential for higher U.S. interest rates over the relatively weaker global economies. High yield bonds experienced a mass exodus because of their concentrated exposure to the energy sector. Several high profile liquidations, market volatility and fear of widespread defaults sent spreads soaring and high yield bonds posted a negative 4.5% return for the year, the first negative return since 2008. Long U.S. Treasuries, usually the buffer in times of market turmoil, were down as interest rates moved higher after the Fed’s long awaited interest rate hike.

Portfolio Specifics: Performance of the Portfolio was negative over the period and underperformed the S&P Target Risk Growth Index. The Portfolio underperformed primarily due to negative allocation and selection relative to its benchmark.

The Portfolio underperformed primarily due to its selection in equity and overweight allocation to fixed income relative to its respective benchmarks. At the beginning of the fourth quarter the Portfolio switched to its defensive allocations, during which equities rallied strongly and bonds mostly declined.

In their allocation to equity, the investment models underperformed primarily due to selection in the Voya International Index Portfolio, a higher allocation to weaker emerging markets as opposed to developed non-U.S. markets and to domestic small and mid-caps, which suffered negative returns compared to the modest gain for large caps. This was somewhat offset by the outperformance of both Voya Mid Cap Opportunities Portfolio and Voya Small Company Portfolio over the mid and small cap equities in the S&P index. In fixed income, the investment models underperformed, due to negative returns and allocation to the Voya Global Bond Portfolio, which was somewhat offset by both positive returns and allocation to the Voya GNMA Income Fund.

Current Strategy and Outlook: Although volatility gripped the financial markets in the third quarter, the consumer continues to drive U.S. GDP to new all-time record highs. This highlights the often-divergent trajectories of the financial markets and the economy. The markets need to assimilate a number of issues — including the strong dollar, slowing global demand and a commodities bust — but the consumer is 70% of the U.S. economy and is a game changer for growth. So beyond all the doom and gloom, we believe there are two bullish things to keep in mind. One, the consumer’s strength can be a game changer, especially in light of a positive economic backdrop and currency tail winds that are creating a virtuous cycle. Two, the private economy is nothing if not resilient, and corporate earnings tend to be skewed to the upside. We believe the danger is the negative impact of falling commodity prices is already immediately priced in for corporations, while the benefits to consumers will work their way in over time. Despite consumer-driven reasons for optimism, fundamentals — as measured by corporate earnings — have most recently been negative which is indicative of headwinds for the markets. In our opinion, fundamentals drive markets, and it is always prudent to stick with your plan in good times and bad. And as always, we believe diversification helps smooth the market bumps along the way.

(1)	The Portfolio’s Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Portfolio can be compared. As of December 31, 2015, the index allocation is approximately: 10% of the Barclays Global Aggregate Index, 10% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 10% of the Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Barclays U.S. 20+ Year Treasury Bond Index, 10% of the FTSE ERPA/NAREIT Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets Index, 10% of the S&P 500® Index, 10% of the S&P MidCap 400 Index, 10% of the S&P SmallCap 600® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL PERSPECTIVES® PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Classes ADV, I and S May 1, 2013
Class ADV	–3.68%	1.89%
Class I	–3.35%	2.30%
Class S	–3.70%	2.02%
S&P Target Risk Growth Index	–0.69%	5.52%
Composite Index	–2.61%	3.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Global Perspectives® Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**
Class ADV	$1,000.00	$948.50	0.48%	$2.36	$1,000.00	$1,022.79	0.48%	$2.45
Class I	1,000.00	950.00	0.18	0.88	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	948.30	0.43	2.11	1,000.00	1,023.04	0.43	2.19

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Voya Global Perspectives® Portfolio, a series of Voya Investors Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the three year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Global Perspectives® Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2016

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015

ASSETS:
Investments in affiliated underlying funds at fair value*	$157,381,583
Total investments at fair value	$157,381,583
Cash	34
Receivables:
Investments in affiliated underlying funds sold	781,938
Fund shares sold	421,140
Dividends	580
Prepaid expenses	325
Reimbursement due from manager	239
Other assets	5,400
Total assets	158,591,239
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,190,155
Payable for fund shares redeemed	12,923
Payable for investment management fees	26,901
Payable for distribution and shareholder service fees	39,576
Payable to trustees under the deferred compensation plan (Note 6)	2,992
Payable for trustee fees	2,908
Other accrued expenses and liabilities	48,507
Total liabilities	1,323,962
NET ASSETS	$157,267,277
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$165,929,948
Undistributed net investment income	3,925,645
Accumulated net realized loss	(4,553,349)
Net unrealized depreciation	(8,034,967)
NET ASSETS	$157,267,277

________________________ *Cost of investments in affiliated underlying funds	$165,416,550

Class ADV
Net assets	$154,226,545
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	15,625,875
Net asset value and redemption price per share	$9.87

Class I
Net assets	$2,994,032
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	300,970
Net asset value and redemption price per share	$9.95

Class S
Net assets	$46,700
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,715
Net asset value and redemption price per share	$9.90

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$4,461,914
Total investment income	4,461,914

EXPENSES:
Investment management fees(1)	296,247
Distribution and shareholder service fees:
Class ADV	1,333,861
Class S	89
Transfer agent fees	284
Administrative service fees(1)	64,336
Shareholder reporting expense	3,740
Professional fees	27,472
Custody and accounting expense	12,720
Trustee fees	6,068
Miscellaneous expense	9,341
Total expenses	1,754,158
Net waived and reimbursed fees	(892,588)
Net expenses	861,570
Net investment income	3,600,344

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,940
Sale of affiliated underlying funds	(7,747,831)
Capital gain distributions from affiliated underlying funds	3,996,018
Foreign currency related transactions	2,408
Net realized loss	(3,747,465)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(5,605,364)
Net change in unrealized appreciation (depreciation)	(5,605,364)
Net realized and unrealized loss	(9,352,829)
Decrease in net assets resulting from operations	$(5,752,485)

(1)	Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$3,600,344	$2,738,659
Net realized gain (loss)	(3,747,465)	7,826,586
Net change in unrealized appreciation (depreciation)	(5,605,364)	(2,736,425)
Increase (decrease) in net assets resulting from operations	(5,752,485)	7,828,820

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4,211,594)	(43,534)
Class I	(65,700)	(121)
Class S	(808)	—
Net realized gains:
Class ADV	(6,664,483)	(31,661)
Class I	(92,175)	(72)
Class S	(1,248)	(5)
Total distributions	(11,036,008)	(75,393)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,233,216	7,546,999
Proceeds from shares issued in merger (Note 12)	—	193,055,601
Reinvestment of distributions	11,036,008	75,393
	20,269,224	200,677,993
Cost of shares redeemed	(44,944,432)	(34,383,402)
Net increase (decrease) in net assets resulting from capital share transactions	(24,675,208)	166,294,591
Net increase (decrease) in net assets	(41,463,701)	174,048,018

NET ASSETS:
Beginning of year or period	198,730,978	24,682,960
End of year or period	$157,267,277	$198,730,978
Undistributed net investment income at end of year or period	$3,925,645	$4,141,003

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
12-31-15	10.91	0.21	•	(0.57)	(0.36)	0.26		0.42		—	0.68		—	9.87	(3.68)	0.98	0.48	0.48	1.99	154,227	42
12-31-14	10.51	0.17	•	0.23	0.40	0.00	*	0.00	*	—	0.00	*	—	10.91	3.84	0.99	0.46	0.46	1.57	197,242	30
05-01-13(5)–12-31-13	10.00	0.12	•	0.39	0.51	—		—		—	—		—	10.51	5.10	2.58	0.89	0.89	1.80	24,390	8
Class I
12-31-15	10.99	0.25	•	(0.57)	(0.32)	0.30		0.42		—	0.72		—	9.95	(3.35)	0.23	0.18	0.18	2.36	2,994	42
12-31-14	10.55	0.19	•	0.25	0.44	0.00	*	0.00	*	—	0.00	*	—	10.99	4.21	0.24	0.15	0.15	1.74	1,456	30
05-01-13(5)–12-31-13	10.00	0.15	•	0.40	0.55	—		—		—	—		—	10.55	5.50	1.83	0.29	0.29	2.23	261	8
Class S
12-31-15	10.95	0.22	•	(0.58)	(0.36)	0.27		0.42		—	0.69		—	9.90	(3.70)	0.48	0.43	0.43	2.03	47	42
12-31-14	10.54	0.16		0.25	0.41	—		0.00	*	—	0.00	*	—	10.95	3.91	0.49	0.40	0.40	1.50	33	30
05-01-13(5)–12-31-13	10.00	0.14		0.40	0.54	—		—		—	—		—	10.54	5.40	2.08	0.54	0.54	2.03	32	8

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-five active separate investment series. The series included in this report is Voya Global Perspectives® Portfolio (“Global Perspectives” or the “Portfolio”), a diversified series of the Trust. The investment objective of the Portfolio is described in the Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). The separate classes of shares differ principally in distribution fees, shareholder servicing fees and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolio. Voya Investments oversees all investment management and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolio. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolio.

Global Perspectives seeks to achieve its investment objective by investing in affiliated investment companies that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds). The investment companies in which the Portfolio invests are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolio’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolio. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.

Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Portfolio may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

Purchases	Sales
$76,380,727	$108,635,068

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, the Portfolio had entered into an investment management agreement (“Management Agreement”) with Voya Investments. The Management Agreement compensated Voya Investments with a management fee, computed daily and payable monthly, based on: 0.10% of average daily net assets invested in affiliated Underlying Funds and 0.30% of average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.

Also, prior to May 1, 2015, the Portfolio had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for the Portfolio’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.

Effective May 1, 2015, the terms of the Portfolio’s Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolio’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolio and there is no change to the investment management or administrative services provided.

The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.20% of average daily net assets invested in affiliated Underlying Funds and 0.40% of average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statement of Operations.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Agreement”) for the Class S shares of the Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV has a Rule 12b-1 shareholder service and distribution plan. Class ADV shares pay a shareholder service fee of 0.25% and a distribution fee of 0.50% of the Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive a portion of the distribution fee equal to 0.15% of the Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares of the Portfolio, so that the actual fee paid by Class ADV shares is an annual rate of 0.35%. Effective March 14, 2014, the Distributor has agreed to further waive a portion of the distribution fee by 0.30% for Class ADV shares of the Portfolio. Termination

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

or modification of these obligations requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2015, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Portfolio:

Subsidiary	Percentage
Voya Insurance and Annuity Company	97.05%

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolio has adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolio purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2015, there were no payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S
Global Perspectives(1)(2)	1.55%	0.95%	1.20%

(1)	The operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	Pursuant to a side letter through May 1, 2016, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.09%, 0.83% and 1.08% for Class ADV, Class I, and Class S shares respectively. Termination or modification of this obligation requires approval by the Board.

Except as otherwise noted above, the Investment Adviser may at a later date recoup from the Portfolio for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2015, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

December 31,
2016	2017	2018	Total
$38,948	$165,979	$92,268	$297,195

The Expense Limitation Agreement is contractual through May 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

The Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio did not utilize the line of credit during the year ended December 31, 2015.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Perspectives
Class ADV
12/31/2015	625,189	—	1,037,794	(4,111,028)	(2,448,045)	6,808,851	—	10,876,078	(44,188,622)	(26,503,693)
12/31/2014	580,925	18,334,406	6,817	(3,168,135)	15,754,013	6,256,883	193,055,601	75,194	(34,279,048)	165,108,630
Class I
12/31/2015	225,605	—	14,964	(71,999)	168,570	2,408,988	—	157,875	(755,574)	1,811,289
12/31/2014	117,252	—	17	(9,622)	107,647	1,290,116	—	194	(104,354)	1,185,956
Class S
12/31/2015	1,539	—	196	(21)	1,714	15,377	—	2,055	(236)	17,196
12/31/2014	—	—	—*	—	—*	—	—	5	—	5

*	Share amount is less than 0.500.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2015:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$462,400	$(462,400)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2015		Year Ended December 31, 2014
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$4,737,754	$6,298,254	$73,409	$1,984

The tax-basis components of distributable earnings as of December 31, 2015 were:

		Capital Loss Carryforwards
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$4,005,754	$(10,140,348)	$(316,013)	Short-term	None
		$(2,131,955)	Long-term	None
		$(2,447,968)

The Portfolio’s major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2015, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is the initial year of 2013.

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 12 — REORGANIZATIONS

On March 14, 2014, Global Perspectives (“Acquiring Portfolio”) acquired all of the assets of, and assumed all the liabilities of ING American Funds World Allocation Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on February 27, 2014. The transaction was intended to, among other things, enhance the efficiency and reduce the complexity of the Voya family of funds. In support of its proposal, the Investment Adviser noted that shareholders of the Acquired Portfolio were expected to benefit from a reduction in net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$3,004,392
Net realized and unrealized gain on investments	$4,089,558
Net increase in net assets resulting from operations	$7,093,950

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 14, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$193,056	$25,104	$—	$(81,520)	0.9423

The net assets of the Acquiring Portfolio after the acquisition were $218,160,194.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

18

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
890,538	Voya Emerging Markets Index Portfolio — Class I	$7,881,264	5.0
2,885,281	Voya Global Bond Fund — Class R6	27,583,290	17.5
3,222,763	Voya GNMA Income Fund — Class I	27,619,082	17.6
2,969,644	Voya High Yield Portfolio — Class I	27,706,779	17.6
349,125	Voya Index Plus LargeCap Portfolio — Class I	7,792,464	5.0
864,209	Voya International Index Portfolio — Class I	7,795,163	5.0
605,641	Voya MidCap Opportunities Portfolio — Class I	7,806,712	5.0
394,564	Voya Small Company Portfolio — Class I	7,784,751	4.9

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
2,624,229	Voya U.S. Bond Index Portfolio — Class I	$27,606,888	17.5
663,143	VY® Clarion Global Real Estate Portfolio — Class I	7,805,190	5.0

	Total Mutual Funds (Cost $165,416,550)	157,381,583	100.1
	Liabilities in Excess of Other Assets	(114,306)	(0.1)
	Net Assets	$157,267,277	100.0

Cost for federal income tax purposes is $167,521,931.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$46,841
Gross Unrealized Depreciation	(10,187,189)
Net Unrealized Depreciation	$(10,140,348)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Mutual Funds	$157,381,583	$—	$—	$157,381,583
Total Investments, at fair value	$157,381,583	$—	$—	$157,381,583

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the period ended December 31, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$18,953,435	$4,434,595	$(13,936,169)	$(1,570,596)	$7,881,264	$397,195	$(1,384,716)	$—
Voya Global Bond Fund — Class R6	19,845,384	14,359,631	(6,039,658)	(582,068)	27,583,290	32,126	(369,955)	—
Voya GNMA Income Fund — Class I	20,139,247	14,216,123	(6,458,297)	(277,991)	27,619,082	636,916	326	—
Voya High Yield Portfolio — Class I	19,835,292	15,274,464	(6,094,365)	(1,308,612)	27,706,779	1,301,933	(388,699)	—
Voya Index Plus LargeCap Portfolio — Class I	19,965,853	1,374,849	(13,493,029)	(55,208)	7,792,464	300,457	(572,815)	—
Voya International Index Portfolio — Class I	19,274,607	2,483,271	(14,275,157)	312,442	7,795,163	569,777	(1,073,855)	—
Voya MidCap Opportunities Portfolio — Class I	20,146,343	2,257,841	(14,853,150)	255,678	7,806,712	—	(1,680,011)	1,294,453
Voya Small Company Portfolio — Class I	20,320,885	4,298,489	(16,962,776)	128,153	7,784,751	92,127	(3,155,777)	2,661,069

See Accompanying Notes to Financial Statements

19

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Bond Index Portfolio — Class I	$20,208,739	$14,297,695	$(6,237,401)	$(662,145)	$27,606,888	$601,433	$79,158	$40,496
VY® Clarion Global Real Estate Portfolio — Class I	20,303,181	3,383,771	(14,036,744)	(1,845,018)	7,805,190	529,950	798,512	—
	$198,992,966	$76,380,727	$(112,386,746)	$(5,605,364)	$157,381,583	$4,461,914	$(7,747,831)	$3,996,018

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

20

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Perspectives® Portfolio
Class ADV	NII	$0.2628
Class I	NII	$0.2964
Class S	NII	$0.2691
All Classes	STCG	$0.0282
All Classes	LTCG	$0.3874

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2015, 16.31% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

The Portfolio designates $6,298,254 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates the following amount as foreign taxes paid for the year ended December 31, 2015:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$29,611	$0.0019	19.68%

*	The Portfolio listed above did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

21

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (35 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007–Present	Retired.	151	First Marblehead Corporation (September 2003–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

22

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*: (continued)

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 1994–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC
(March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)

For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)

Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Trustee of the Board.

23

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012–Present
Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present); and Senior Vice President–Fund Compliance, Voya Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

24

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

25

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VITFOFAIS (1215-021916)

Annual Report

December 31, 2015

Classes ADV and I

Voya Investors Trust

■	Voya Retirement Conservative Portfolio
■	Voya Retirement Growth Portfolio
■	Voya Retirement Moderate Portfolio
■	Voya Retirement Moderate Growth Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Portfolios of Investments	25
Tax Information	33
Trustee and Officer information	34

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Fed action — global reaction

Dear Shareholder,

One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25%–0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.

Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.

Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
January 12, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned –0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)

U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.

Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25%–0.50%.

Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.

Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.

U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.

In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.

International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI EAFE® Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Aggressive Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk Conservative Index
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
Shanghai Stock Exchange Composite Index
A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

3

VOYA RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Voya Retirement Portfolios consist of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds).(1) The Portfolios are managed by Halvard Kvaale, CIMA, and Paul Zemsky, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser”).*

Portfolio Specifics**: Over the period, the Portfolios sought to meet their respective performance objectives by minimizing performance deviation relative to their strategic asset allocation benchmarks. Due to the strategic nature of the Portfolios, no tactical asset allocation moves were made during the period. As part of the annual review, we made changes to the strategic asset allocations at the end of September. Strategic changes included increasing allocations to U.S. large cap and decreasing allocations to U.S. mid and small cap equities in Voya Retirement Moderate Growth and Voya Retirement Growth. Our international exposure remained the same for all Portfolios. However, we consolidated the international allocation into one benchmark, MSCI EAFE, instead of having various non-U.S. regional benchmarks. In addition, we increased allocations to U.S. Core Fixed Income and decreased allocations to U.S. TIPS in Voya Retirement Moderate Portfolio and Voya Retirement Conservative Portfolio.

Underlying index funds have performed as expected, minimizing performance deviation relative to their respective benchmarks, gross of fees.

The main contributors to absolute return were U.S. large cap equities and Japan equities. The main detractors were U.S. mid and small cap equities, European and Australian equities. Core bonds made a positive but very small contribution across all Portfolios, while the allocation to inflation linked bonds in the Conservative and Moderate Portfolios detracted.

Current Strategy and Outlook: While we have entered into a new year, the market conditions and investor fears first seen in late 2015 persist. High yield credit and commodity markets sank to multi-year lows, while Chinese equities resumed a rout reminiscent of last summer. With a fresh round of meetings around the corner, central banks are once again in the hot seat, battling deflationary pressures and struggling to remain credible.

Chinese volatility has once again crept back into the forefront of global investor worries. While 2015 GDP growth of 6.9% is largely consistent with the People’s Bank of China’s estimates, softer-than-expected December industrial production, fixed asset investment and retail sales numbers point toward slower 2016 growth, which some are even predicting to be sub-6%. While China’s transition to a consumer-driven growth model continues to be difficult, a hard landing for the economy is still not our base case scenario.

Recent dovish commentary from both the European Central Bank (“ECB”) and Bank of Japan (“BoJ”) has raised expectations of possible further monetary stimulus from these authorities. While the ECB left its rates unchanged following its most recent meeting, President Mario Draghi mentioned that failing to reach its inflation target would reflect poorly on the ECB’s credibility and that there is a need to “review and possibly revisit our monetary policy stance at our next meeting in early March”. Similarly, BoJ Governor Kuroda was quoted saying the Japanese central bank will make “policy adjustment without hesitation” to reach its 2% inflation target.

Financial conditions in the U.S. have tightened considerably in the new year. The S&P 500® is down about 8%, and we have seen two consecutive quarters of negative S&P earnings growth. Our current activity model is implying GDP growth of 1% for the fourth quarter, down from 2% in the third quarter. High yield bond spreads have widened out as much as 130 basis points (a basis point is one-hundredth of one percent) since year-end, long-term bond yields are down close to 20 basis points, and crude oil has touched 12-year lows. We believe market volatility is likely to continue since the Federal Reserve Board appears to be focused on both economic and market developments, both at home and abroad; it will be interesting to see if the Federal Open Market Committee’s January statement includes any discussion of market conditions.

For the U.S. we continue to see consumer-driven growth in 2016, as we rounded out 2015 with strong housing data, above consensus payroll gains and record auto sales. On the other hand, the manufacturing sector remains under pressure, with December delivering a second consecutive month of contraction; January flash Markit Manufacturing Purchasing Managers’ Index surprised to the upside, however. Overall, it is our opinion that a stronger dollar and weaker oil prices should continue to help consumers while weighing on manufacturers.

*	Effective July 17, 2015, Derek Sasveld was removed as a portfolio manager to the Portfolio.
**	Each Portfolio’s relative performance versus its respective benchmarks can be found on page 5.
(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT PORTFOLIOS

Average Annual Total Returns for the Period Ended December 31, 2015
1 Year
Voya Retirement Conservative Portfolio, Class I	–0.50%
S&P Target Risk Conservative Index	–0.82%
Voya Retirement Growth Portfolio, Class I	–1.62%
S&P Target Risk Aggressive Index	–0.54%
Russell 3000® Index	0.48%
MSCI EAFE® Index	–0.81%
Barclays U.S. Aggregate Bond (“BCAB”) Index	0.55%
Voya Retirement Moderate Portfolio, Class I	–1.24%
S&P Target Risk Moderate Index	–0.81%
Russell 3000® Index	0.48%
MSCI EAFE® Index	–0.81%
BCAB Index	0.55%
Voya Retirement Moderate Growth Portfolio, Class I	–1.24%
S&P Target Risk Growth Index	–0.69%
Russell 3000® Index	0.48%
MSCI EAFE® Index	–0.81%
BCAB Index	0.55%

Target Allocations as of 12/31/15 (as a percentage of net assets)(1)
Asset	Conservative	Moderate	Moderate Growth	Growth
U.S. Large Cap Stocks	20%	22%	29%	32%
U.S. Mid Cap Stocks	6%	10%	13%	15%
U.S. Small Cap Stocks	0%	2%	3%	3%
International Stocks	4%	12%	15%	19%
Emerging Markets	0%	4%	5%	6%
Bonds	52%	42%	35%	25%
Treasury Inflation Protected Securities	18%	8%	0%	0%
Total	100%	100%	100%	100%

(1)	As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.

5

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV and I October 31, 2007
Class ADV	–0.80%	4.47%	2.88%
Class I	–0.50%	4.74%	3.22%
S&P Target Risk Conservative Index	–0.82%	4.33%	3.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Conservative Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio into Voya Retirement Conservative Portfolio. The performance of ING LifeStyle Conservative Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio and Voya Retirement Conservative Portfolio differ in certain respects.

6

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	–2.03%	6.44%	3.02%
Class I	–1.62%	6.90%	3.54%
S&P Target Risk Aggressive Index	–0.54%	8.17%	5.49%
Russell 3000® Index	0.48%	12.18%	6.92%
MSCI EAFE® Index	–0.81%	3.60%	1.69%
BCAB Index	0.55%	3.25%	4.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Growth Portfolio into Voya Retirement Growth Portfolio. The performance of ING LifeStyle Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Growth Portfolio. The investment objectives and policies of ING LifeStyle Growth Portfolio and Voya Retirement Growth Portfolio differ in certain respects.

7

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	–1.57%	5.12%	3.42%
Class I	–1.24%	5.49%	3.88%
S&P Target Risk Moderate Index	–0.81%	5.13%	4.27%
Russell 3000® Index	0.48%	12.18%	6.92%
MSCI EAFE® Index	–0.81%	3.60%	1.69%
BCAB Index	0.55%	3.25%	4.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Moderate Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Portfolio into Voya Retirement Moderate Portfolio. The performance of ING LifeStyle Moderate Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Portfolio. The investment objectives and policies of ING LifeStyle Moderate Portfolio and Voya Retirement Moderate Portfolio differ in certain respects.

8

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT MODERATE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	–1.59%	6.09%	3.55%
Class I	–1.24%	6.51%	4.03%
S&P Target Risk Growth Index	–0.69%	6.91%	4.88%
Russell 3000® Index	0.48%	12.18%	6.92%
MSCI EAFE® Index	–0.81%	3.60%	1.69%
BCAB Index	0.55%	3.25%	4.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Moderate Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into Voya Retirement Moderate Growth Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and Voya Retirement Moderate Growth Portfolio differ in certain respects.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, ”Hypothetical (5% return before expenses),“ provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015**

Voya Retirement Conservative Portfolio
Class ADV	$1,000.00	$989.90	0.51%	$2.56	$1,000.00	$1,022.63	0.51%	$2.60
Class I	1,000.00	992.90	0.26	1.31	$1,000.00	1,023.89	0.26	1.33
Voya Retirement Growth Portfolio
Class ADV	$1,000.00	$962.70	0.68%	$3.36	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	964.80	0.26	1.29	1,000.00	1,023.89	0.26	1.33
Voya Retirement Moderate Portfolio
Class ADV	$1,000.00	$975.00	0.60%	$2.99	$1,000.00	$1,022.18	0.60%	$3.06
Class I	1,000.00	976.90	0.26	1.30	1,000.00	1,023.89	0.26	1.33
Voya Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$970.50	0.65%	$3.23	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	972.50	0.26	1.29	1,000.00	1,023.89	0.26	1.33

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, and Voya Retirement Moderate Portfolio, each a series of Voya Investors Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2016

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$486,600,000	$3,661,022,199	$1,407,764,192	$2,545,270,244
Receivables:
Investments in affiliated underlying funds sold	—	551,823	561,779	808,926
Fund shares sold	178,383	54,661	39,751	15,844
Dividends	124	12,324	3,142	6,531
Prepaid expenses	978	7,452	2,867	5,183
Other assets	8,599	105,258	38,056	68,795
Total assets	486,788,084	3,661,753,717	1,408,409,787	2,546,175,523
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	24,106	—	—	—
Payable for fund shares redeemed	154,277	606,484	601,530	824,770
Payable for investment management fees	99,228	752,724	289,454	523,459
Payable for distribution and shareholder service fees	104,190	1,315,434	406,125	842,013
Payable to trustees under the deferred compensation plan (Note 6)	8,599	105,258	38,056	68,795
Payable for trustee fees	2,521	20,246	7,689	14,031
Other accrued expenses and liabilities	47,100	337,011	135,166	226,143
Total liabilities	440,021	3,137,157	1,478,020	2,499,211
NET ASSETS	$486,348,063	$3,658,616,560	$1,406,931,767	$2,543,676,312
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$436,191,537	$3,319,907,466	$1,310,264,453	$2,228,023,715
Undistributed net investment income	7,874,032	76,597,113	26,245,887	52,062,649
Accumulated net realized gain	6,041,572	109,135,075	56,482,759	185,782,163
Net unrealized appreciation	36,240,922	152,976,906	13,938,668	77,807,785
NET ASSETS	$486,348,063	$3,658,616,560	$1,406,931,767	$2,543,676,312

________________ * Cost of investments in affiliated underlying funds	$450,359,078	$3,508,045,293	$1,393,825,524	$2,467,462,459

Class ADV
Net assets	$486,347,155	$3,611,215,806	$1,387,931,861	$2,521,814,313
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	55,178,388	274,839,652	120,764,767	197,663,988
Net asset value and redemption price per share	$8.81	$13.14	$11.49	$12.76

Class I
Net assets	$908	$47,400,754	$18,999,906	$21,861,999
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	3,585,164	1,634,892	1,719,748
Net asset value and redemption price per share	$8.97	$13.22	$11.62	$12.71

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2015

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,495,442	$91,951,682	$31,862,609	$62,074,762
Total investment income	9,495,442	91,951,682	31,862,609	62,074,762

EXPENSES:
Investment management fees(1)	1,037,865	8,304,081	3,155,200	5,755,212
Distribution and shareholder service fees:
Class ADV	2,521,090	19,990,555	7,589,340	13,912,976
Transfer agent fees	485	4,095	1,525	2,860
Administrative service fees(1)	172,261	1,415,421	535,913	980,497
Shareholder reporting expense	14,279	118,080	37,188	70,670
Registration fees	—	—	—	9
Professional fees	22,950	146,130	53,802	91,226
Custody and accounting expense	37,623	353,026	120,993	232,590
Trustee fees	15,127	121,477	46,134	84,185
Miscellaneous expense	25,732	182,454	72,921	131,735
Interest expense	59	511	77	127
Total expenses	3,847,471	30,635,830	11,613,093	21,262,087
Net waived and reimbursed fees	(1,250,460)	(3,002,538)	(2,408,837)	(3,077,520)
Net expenses	2,597,011	27,633,292	9,204,256	18,184,567
Net investment income	6,898,431	64,318,390	22,658,353	43,890,195

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	693,354	158,273,544	20,078,912	95,387,445
Sale of unaffiliated underlying funds	—	(587,759)	(178,332)	(401,245)
Capital gain distributions from affiliated underlying funds	11,495,748	179,701,825	46,565,986	111,824,418
Net realized gain	12,189,102	337,387,610	66,466,566	206,810,618
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(22,195,017)	(471,209,010)	(108,908,713)	(288,128,770)
Net change in unrealized appreciation (depreciation)	(22,195,017)	(471,209,010)	(108,908,713)	(288,128,770)
Net realized and unrealized loss	(10,005,915)	(133,821,400)	(42,442,147)	(81,318,152)
Decrease in net assets resulting from operations	$(3,107,484)	$(69,503,010)	$(19,783,794)	$(37,427,957)

(1)	Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Conservative Portfolio		Voya Retirement Growth Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$6,898,431	$7,042,345	$64,318,390	$55,616,594
Net realized gain	12,189,102	18,116,784	337,387,610	421,241,497
Net change in unrealized appreciation (depreciation)	(22,195,017)	6,953,472	(471,209,010)	(236,789,416)
Increase (decrease) in net assets resulting from operations	(3,107,484)	32,112,601	(69,503,010)	240,068,675

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(7,437,937)	(16,495,554)	(64,536,459)	(73,971,544)
Class I	(17)	(33)	(1,089,518)	(1,053,342)
Net realized gains:
Class ADV	(18,071,120)	(19,690,037)	—	—
Class I	(35)	(36)	—	—
Total distributions	(25,509,109)	(36,185,660)	(65,625,977)	(75,024,886)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	50,512,974	46,371,377	12,932,427	16,197,125
Reinvestment of distributions	25,509,058	36,185,592	65,625,977	75,024,886
	76,022,032	82,556,969	78,558,404	91,222,011
Cost of shares redeemed	(84,579,835)	(130,528,751)	(602,699,273)	(689,077,592)
Net decrease in net assets resulting from capital share transactions	(8,557,803)	(47,971,782)	(524,140,869)	(597,855,581)
Net decrease in net assets	(37,174,396)	(52,044,841)	(659,269,856)	(432,811,792)

NET ASSETS:
Beginning of year or period	523,522,459	575,567,300	4,317,886,416	4,750,698,208
End of year or period	$486,348,063	$523,522,459	$3,658,616,560	$4,317,886,416
Undistributed net investment income at end of year or period	$7,874,032	$7,431,802	$76,597,113	$65,535,250

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Moderate Portfolio		Voya Retirement Moderate Growth Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$22,658,353	$22,094,481	$43,890,195	$38,610,061
Net realized gain	66,466,566	113,489,089	206,810,618	245,783,271
Net change in unrealized appreciation (depreciation)	(108,908,713)	(45,842,336)	(288,128,770)	(110,424,897)
Increase (decrease) in net assets resulting from operations	(19,783,794)	89,741,234	(37,427,957)	173,968,435

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(12,823,281)	(49,745,063)	(43,759,435)	(49,969,783)
Class I	(244,616)	(721,265)	(465,361)	(502,684)
Net realized gains:
Class ADV	(107,444,974)	—	(74,722,061)	—
Class I	(1,405,083)	—	(623,513)	—
Total distributions	(121,917,954)	(50,466,328)	(119,570,370)	(50,472,467)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,950,573	27,728,176	53,509,716	20,558,714
Reinvestment of distributions	121,917,954	50,466,328	119,570,370	50,472,467
	146,868,527	78,194,504	173,080,086	71,031,181
Cost of shares redeemed	(241,233,418)	(282,426,214)	(427,279,446)	(437,852,366)
Net decrease in net assets resulting from capital share transactions	(94,364,891)	(204,231,710)	(254,199,360)	(366,821,185)
Net decrease in net assets	(236,066,639)	(164,956,804)	(411,197,687)	(243,325,217)

NET ASSETS:
Beginning of year or period	1,642,998,406	1,807,955,210	2,954,873,999	3,198,199,216
End of year or period	$1,406,931,767	$1,642,998,406	$2,543,676,312	$2,954,873,999
Undistributed net investment income at end of year or period	$26,245,887	$13,031,764	$52,062,649	$44,166,194

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Conservative Portfolio
Class ADV
12-31-15	9.36	0.13		(0.20)	(0.07)	0.14	0.34	—	0.48	—	8.81	(0.80)	0.76	0.51	0.51	1.37	486,347	21
12-31-14	9.46	0.12	•	0.43	0.55	0.30	0.35	—	0.65	—	9.36	5.88	0.77	0.52	0.52	1.28	523,521	13
12-31-13	9.48	0.09	•	0.32	0.41	0.31	0.12	—	0.43	—	9.46	4.37	0.77	0.52	0.52	0.98	575,566	26
12-31-12	9.18	0.13		0.58	0.71	0.29	0.12	—	0.41	—	9.48	7.92	0.76	0.48	0.48	1.43	679,513	21
12-31-11	8.96	0.17	•	0.29	0.46	0.16	0.08	—	0.24	—	9.18	5.18	0.76	0.41	0.41	1.90	621,792	47
Class I
12-31-15	9.52	0.16		(0.20)	(0.04)	0.17	0.34	—	0.51	—	8.97	(0.50)	0.26	0.26	0.26	1.72	1	21
12-31-14	9.62	0.16		0.42	0.58	0.33	0.35	—	0.68	—	9.52	6.09	0.27	0.27	0.27	1.61	1	13
12-31-13	9.65	0.13		0.29	0.42	0.33	0.12	—	0.45	—	9.62	4.45	0.27	0.27	0.27	1.35	1	26
12-31-12	9.33	0.16		0.59	0.75	0.31	0.12	—	0.43	—	9.65	8.24	0.26	0.23	0.23	1.69	1	21
12-31-11	9.08	0.20		0.30	0.50	0.17	0.08	—	0.25	—	9.33	5.63	0.26	0.16	0.16	2.21	1	47
Voya Retirement Growth Portfolio
Class ADV
12-31-15	13.63	0.22	•	(0.49)	(0.27)	0.22	—	—	0.22	—	13.14	(2.03)	0.76	0.68	0.68	1.59	3,611,216	16
12-31-14	13.15	0.16	•	0.54	0.70	0.22	—	—	0.22	—	13.63	5.33	0.76	0.68	0.68	1.21	4,266,570	11
12-31-13	11.29	0.17	•	1.92	2.09	0.23	—	—	0.23	—	13.15	18.66	0.76	0.68	0.68	1.39	4,698,281	21
12-31-12	10.24	0.16	•	1.15	1.31	0.26	—	—	0.26	—	11.29	12.98	0.76	0.65	0.65	1.46	4,372,787	13
12-31-11	10.45	0.16		(0.28)	(0.12)	0.09	—	—	0.09	—	10.24	(1.22)	0.77	0.59	0.59	1.41	4,268,746	30
Class I
12-31-15	13.72	0.28		(0.49)	(0.21)	0.29	—	—	0.29	—	13.22	(1.62)	0.26	0.26	0.26	2.03	47,401	16
12-31-14	13.24	0.22	•	0.54	0.76	0.28	—	—	0.28	—	13.72	5.73	0.26	0.26	0.26	1.65	51,316	11
12-31-13	11.36	0.23	•	1.93	2.16	0.28	—	—	0.28	—	13.24	19.21	0.26	0.26	0.26	1.83	52,418	21
12-31-12	10.31	0.21	•	1.15	1.36	0.31	—	—	0.31	—	11.36	13.41	0.26	0.23	0.23	1.92	46,196	13
12-31-11	10.51	0.21		(0.28)	(0.07)	0.13	—	—	0.13	—	10.31	(0.71)	0.27	0.17	0.17	1.83	41,867	30
Voya Retirement Moderate Portfolio
Class ADV
12-31-15	12.68	0.18	•	(0.35)	(0.17)	0.11	0.91	—	1.02	—	11.49	(1.57)	0.76	0.60	0.60	1.47	1,387,932	18
12-31-14	12.40	0.16	•	0.49	0.65	0.37	—	—	0.37	—	12.68	5.24	0.76	0.60	0.60	1.26	1,621,085	10
12-31-13	11.58	0.14	•	1.01	1.15	0.33	—	—	0.33	—	12.40	10.05	0.76	0.60	0.60	1.17	1,786,063	20
12-31-12	10.85	0.16	•	0.93	1.09	0.36	—	—	0.36	—	11.58	10.22	0.76	0.56	0.56	1.44	1,793,065	14
12-31-11	10.77	0.18	•	0.05	0.23	0.15	—	—	0.15	—	10.85	2.13	0.76	0.50	0.50	1.67	1,794,716	32
Class I
12-31-15	12.82	0.23		(0.36)	(0.13)	0.16	0.91	—	1.07	—	11.62	(1.24)	0.26	0.26	0.26	1.81	19,000	18
12-31-14	12.53	0.21		0.50	0.71	0.42	—	—	0.42	—	12.82	5.64	0.26	0.26	0.26	1.62	21,914	10
12-31-13	11.71	0.19	•	1.00	1.19	0.37	—	—	0.37	—	12.53	10.32	0.26	0.26	0.26	1.54	21,892	20
12-31-12	10.97	0.21		0.93	1.14	0.40	—	—	0.40	—	11.71	10.60	0.26	0.22	0.22	1.80	22,058	14
12-31-11	10.87	0.22		0.07	0.29	0.19	—	—	0.19	—	10.97	2.64	0.26	0.16	0.16	2.05	20,588	32

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Moderate Growth Portfolio
Class ADV
12-31-15	13.54	0.21	•	(0.40)	(0.19)	0.22	0.37	—	0.59	—	12.76	(1.59)	0.76	0.65	0.65	1.56	2,521,814	16
12-31-14	13.02	0.16	•	0.58	0.74	0.22	—	—	0.22	—	13.54	5.68	0.76	0.65	0.65	1.24	2,930,279	11
12-31-13	11.49	0.17	•	1.62	1.79	0.26	—	—	0.26	—	13.02	15.73	0.76	0.65	0.65	1.39	3,173,203	21
12-31-12	10.57	0.17	•	1.04	1.21	0.29	—	—	0.29	—	11.49	11.60	0.76	0.61	0.61	1.51	3,001,884	13
12-31-11	10.67	0.16	•	(0.15)	0.01	0.11	—	—	0.11	—	10.57	0.08	0.76	0.55	0.55	1.49	2,994,517	31
Class I
12-31-15	13.50	0.26	•	(0.40)	(0.14)	0.28	0.37	—	0.65	—	12.71	(1.24)	0.26	0.26	0.26	1.95	21,862	16
12-31-14	12.98	0.23		0.56	0.79	0.27	—	—	0.27	—	13.50	6.11	0.26	0.26	0.26	1.65	24,595	11
12-31-13	11.46	0.22	•	1.61	1.83	0.31	—	—	0.31	—	12.98	16.13	0.26	0.26	0.26	1.79	24,996	21
12-31-12	10.54	0.21	•	1.04	1.25	0.33	—	—	0.33	—	11.46	12.11	0.26	0.22	0.22	1.90	21,479	13
12-31-11	10.64	0.21		(0.16)	0.05	0.15	—	—	0.15	—	10.54	0.46	0.26	0.16	0.16	1.90	21,216	31

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of twenty-five active separate investment series. The four series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Retirement Conservative Portfolio (“Conservative”), Voya Retirement Growth Portfolio (“Growth”), Voya Retirement Moderate Portfolio (“Moderate”) and Voya Retirement Moderate Growth Portfolio (“Moderate Growth”), each a diversified series of the Trust. The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

The classes of shares included in this report are: Adviser Class (“Class ADV”) and Institutional Class (“Class I”). Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the Investment Adviser to the Portfolios. DSL oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser””), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the affiliated funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$104,006,759	$131,185,546
Growth	654,543,412	1,180,239,810
Moderate	277,665,944	471,385,228
Moderate Growth	460,181,358	790,221,159

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.14% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.24% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statement of Operations.

Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.

The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on: 0.24% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.34% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statement of Operations.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service and distribution Plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a shareholder service fee of 0.25% and a distribution (12b-1) fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution (12b-1) fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Conservative	15.76%

Voya Insurance and Annuity Company	Conservative	80.77
	Growth	94.90
	Moderate	90.00
	Moderate Growth	93.56

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	1.02%	0.77%
Growth	1.13%	0.88%
Moderate	1.04%	0.79%
Moderate Growth	1.09%	0.84%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2015, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through May 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2015:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Conservative	2	$897,500	1.20%
Growth	7	2,178,286	1.18
Moderate	2	1,108,500	1.26
Moderate Growth	2	1,793,500	1.29

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Conservative
Class ADV
12/31/2015	5,581,016	—	2,853,362	(9,186,207)	(751,829)	50,512,974	—	25,509,057	(84,579,835)	(8,557,804)
12/31/2014	4,925,244	—	3,903,516	(13,771,824)	(4,943,064)	46,371,377	—	36,185,591	(130,528,751)	(47,971,783)
Class I
12/31/2015	—	—	—*	—	—*	—	—	1	—	1
12/31/2014	—	—	—*	—	—*	—	—	1	—	1

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Growth
Class ADV
12/31/2015	731,304	—	4,676,555	(43,579,425)	(38,171,566)	10,008,454	—	64,536,459	(596,642,941)	(522,098,028)
12/31/2014	1,046,553	—	5,423,134	(50,703,392)	(44,233,705)	13,969,410	—	73,971,544	(682,842,229)	(594,901,275)
Class I
12/31/2015	211,007	—	78,609	(444,315)	(154,699)	2,923,973	—	1,089,518	(6,056,332)	(2,042,841)
12/31/2014	166,057	—	76,886	(463,244)	(220,301)	2,227,715	—	1,053,342	(6,235,363)	(2,954,306)
Moderate
Class ADV
12/31/2015	1,963,462	—	10,140,662	(19,202,542)	(7,098,418)	23,550,680	—	120,268,255	(237,115,121)	(93,296,186)
12/31/2014	1,981,824	—	3,929,310	(22,074,820)	(16,163,686)	24,954,689	—	49,745,062	(278,444,233)	(203,744,482)
Class I
12/31/2015	116,190	—	137,820	(328,955)	(74,945)	1,399,893	—	1,649,699	(4,118,297)	(1,068,705)
12/31/2014	217,076	—	56,437	(310,433)	(36,920)	2,773,487	—	721,266	(3,981,981)	(487,228)
Moderate Growth
Class ADV
12/31/2015	3,794,208	—	8,928,523	(31,411,563)	(18,688,832)	50,918,151	—	118,481,497	(422,193,059)	(252,793,411)
12/31/2014	1,413,908	—	3,714,613	(32,538,966)	(27,410,445)	18,829,488	—	49,969,783	(434,212,205)	(365,412,934)
Class I
12/31/2015	194,541	—	82,490	(378,697)	(101,666)	2,591,565	—	1,088,873	(5,086,387)	(1,405,949)
12/31/2014	130,002	—	37,484	(272,081)	(104,595)	1,729,226	—	502,684	(3,640,161)	(1,408,251)

*	Share amount is less than 0.500 or $0.50.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2015(1):

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Conservative	$—	$981,753	$(981,753)
Growth(2)	(32,759,574)	12,369,450	20,390,124
Moderate	—	3,623,667	(3,623,667)
Moderate Growth	—	8,231,056	(8,231,056)

(1)	Amounts primarily relate to the treatment of short-term capital gains as ordinary income for tax purposes.

(2)	$32,759,574 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Conservative	$8,331,990	$17,177,119	$17,892,480	$18,293,180
Growth	65,625,977	—	75,024,886	—
Moderate	13,067,897	108,850,057	50,466,328	—
Moderate Growth	44,224,796	75,345,574	50,472,467	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards		Expiration
Conservative	$8,071,294	$11,682,502	$30,409,384	$—		—
Growth	76,699,101	176,576,307	128,249,430	(42,713,756	)*	2016
Moderate	26,276,982	65,237,923	5,183,504	—		—
Moderate Growth	52,119,979	200,169,907	63,420,041	—		—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 11 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

24

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
220,099	Voya Australia Index Portfolio — Class I	$1,736,577	0.4
621,302	Voya Euro STOXX 50® Index Portfolio — Class I	6,051,484	1.2
529,254	Voya FTSE 100 Index® Portfolio — Class I	5,107,301	1.1
46,214	Voya Hang Seng Index Portfolio — Class I	612,330	0.1
510,802	Voya Japan TOPIX Index® Portfolio — Class I	5,537,098	1.1
1,878,135	Voya RussellTM Mid Cap Index Portfolio — Class I	28,810,595	5.9
24,155,256	Voya U.S. Bond Index Portfolio — Class I	254,113,293	52.3
7,249,740	Voya U.S. Stock Index Portfolio — Class I	96,711,531	19.9

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
9,566,898	VY® BlackRock Inflation Protected Bond Portfolio — Class I	$87,919,791	18.1

	Total Mutual Funds (Cost $450,359,078)	486,600,000	100.1
	Liabilities in Excess of Other Assets	(251,937)	(0.1)
	Net Assets	$486,348,063	100.0

Cost for federal income tax purposes is $456,190,616.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$41,055,051
Gross Unrealized Depreciation	(10,645,667)
Net Unrealized Appreciation	$30,409,384

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Mutual Funds	$486,600,000	$—	$—	$486,600,000
Total Investments, at fair value	$486,600,000	$—	$—	$486,600,000

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$2,679,261	$455,598	$(1,153,933)	$(244,349)	$1,736,577	$138,639	$(168,363)	$—
Voya Euro STOXX 50® Index Portfolio — Class I	6,126,570	1,726,332	(1,434,352)	(367,066)	6,051,484	196,616	22,511	—
Voya FTSE 100 Index® Portfolio — Class I	5,794,206	1,499,395	(1,430,366)	(755,934)	5,107,301	389,778	(74,438)	154,271
Voya Hang Seng Index Portfolio — Class I	1,036,173	160,767	(458,989)	(125,621)	612,330	32,937	75,788	—
Voya Japan TOPIX Index Portfolio — Class I	4,939,349	1,734,601	(1,535,650)	398,798	5,537,098	59,733	163,838	58,681
Voya RussellTM Mid Cap Index Portfolio — Class I	30,908,759	7,088,911	(5,732,210)	(3,454,865)	28,810,595	374,132	202,170	2,310,248
Voya U.S. Bond Index Portfolio — Class I	247,214,271	56,051,258	(43,389,438)	(5,762,798)	254,113,293	5,451,112	221,047	508,993

See Accompanying Notes to Financial Statements

25

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Stock Index Portfolio — Class I	$104,606,692	$23,580,929	$(20,095,563)	$(11,380,527)	$96,711,531	$1,802,242	$2,978,891	$8,463,555
VY® BlackRock Inflation Protected Bond Portfolio — Class I	120,479,423	11,708,968	(43,765,945)	(502,655)	87,919,791	1,050,253	(2,728,090)	—
	$523,784,704	$104,006,759	$(118,996,446)	$(22,195,017)	$486,600,000	$9,495,442	$693,354	$11,495,748

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

26

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
7,975,724	Voya Australia Index Portfolio — Class I	$62,928,463	1.7
23,773,717	Voya Emerging Markets Index Portfolio — Class I	210,397,399	5.7
22,447,732	Voya Euro STOXX 50® Index Portfolio — Class I	218,640,910	6.0
19,086,961	Voya FTSE 100 Index® Portfolio — Class I	184,189,178	5.0
1,675,716	Voya Hang Seng Index Portfolio — Class I	22,203,233	0.6
18,426,037	Voya Japan TOPIX Index® Portfolio — Class I	199,738,239	5.5
35,699,054	Voya RussellTM Mid Cap Index Portfolio — Class I	547,623,491	15.0
7,703,906	Voya RussellTM Small Cap Index Portfolio — Class I	109,780,661	3.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
88,230,310	Voya U.S. Bond Index Portfolio — Class I	$928,182,858	25.4
88,256,204	Voya U.S. Stock Index Portfolio — Class I	1,177,337,767	32.2

	Total Mutual Funds (Cost $3,508,045,293)	3,661,022,199	100.1
	Liabilities in Excess of Other Assets	(2,405,639)	(0.1)
	Net Assets	$3,658,616,560	100.0

Cost for federal income tax purposes is $3,532,772,769.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$284,557,834
Gross Unrealized Depreciation	(156,308,404)
Net Unrealized Appreciation	$128,249,430

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Mutual Funds	$3,661,022,199	$—	$—	$3,661,022,199
Total Investments, at fair value	$3,661,022,199	$—	$—	$3,661,022,199

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$105,683,958	$9,497,591	$(42,103,771)	$(10,149,315)	$62,928,463	$5,395,292	$(6,413,795)	$—
Voya Emerging Markets Index Portfolio — Class I	259,284,901	35,248,429	(50,617,011)	(33,518,920)	210,397,399	5,211,589	(5,286,274)	—
Voya Euro STOXX 50® Index Portfolio — Class I	241,681,142	35,282,840	(37,040,958)	(21,282,114)	218,640,910	7,650,741	7,073,589	—
Voya FTSE 100 Index® Portfolio — Class I	228,559,753	30,483,699	(46,904,007)	(27,950,267)	184,189,178	15,169,675	(4,992,002)	6,004,026
Voya Hang Seng Index Portfolio — Class I	40,873,943	1,304,433	(16,349,993)	(3,625,150)	22,203,233	1,282,761	1,554,154	—
Voya Japan TOPIX Index Portfolio — Class I	194,836,492	39,699,891	(51,936,918)	17,138,774	199,738,239	2,323,944	3,313,146	2,283,901
Voya RussellTM Mid Cap Index Portfolio — Class I	684,450,652	65,903,731	(68,362,170)	(134,368,722)	547,623,491	8,172,355	59,361,652	50,464,102

See Accompanying Notes to Financial Statements

27

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya RussellTM Small Cap Index Portfolio — Class I	$257,266,027	$29,748,233	$(102,503,742)	$(74,729,857)	$109,780,661	$2,632,655	$37,285,357	$21,202,302
Voya U.S. Bond Index Portfolio — Class I	1,091,903,732	118,103,071	(261,585,750)	(20,238,195)	928,182,858	22,341,603	(1,133,515)	2,218,797
Voya U.S. Stock Index Portfolio — Class I	1,215,999,398	270,223,005	(146,399,392)	(162,485,244)	1,177,337,767	21,771,067	67,511,232	97,528,697
	$4,320,539,998	$635,494,923	$(823,803,712)	$(471,209,010)	$3,661,022,199	$91,951,682	$158,273,544	$179,701,825

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

28

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
1,920,900	Voya Australia Index Portfolio — Class I	$15,155,902	1.1
6,062,242	Voya Emerging Markets Index Portfolio — Class I	53,650,839	3.8
5,418,778	Voya Euro STOXX 50® Index Portfolio — Class I	52,778,896	3.8
4,615,468	Voya FTSE 100 Index® Portfolio — Class I	44,539,270	3.2
403,089	Voya Hang Seng Index Portfolio — Class I	5,340,926	0.4
4,457,638	Voya Japan TOPIX Index® Portfolio — Class I	48,320,800	3.4
9,103,353	Voya RussellTM Mid Cap Index Portfolio — Class I	139,645,437	9.9
1,964,483	Voya RussellTM Small Cap Index Portfolio — Class I	27,993,889	2.0
56,769,369	Voya U.S. Bond Index Portfolio — Class I	597,213,759	42.4

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
23,196,081	Voya U.S. Stock Index Portfolio — Class I	$309,435,714	22.0
12,370,921	VY® BlackRock Inflation Protected Bond Portfolio — Class I	113,688,760	8.1

	Total Mutual Funds (Cost $1,393,825,524)	1,407,764,192	100.1
	Liabilities in Excess of Other Assets	(832,425)	(0.1)
	Net Assets	$1,406,931,767	100.0

Cost for federal income tax purposes is $1,402,580,688.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$65,899,503
Gross Unrealized Depreciation	(60,715,999)
Net Unrealized Appreciation	$5,183,504

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Mutual Funds	$1,407,764,192	$—	$—	$1,407,764,192
Total Investments, at fair value	$1,407,764,192	$—	$—	$1,407,764,192

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$25,304,893	$2,217,857	$(9,749,058)	$(2,617,790)	$15,155,902	$1,288,873	$(1,280,039)	$—
Voya Emerging Markets Index Portfolio — Class I	65,534,061	11,235,094	(15,166,509)	(7,951,807)	53,650,839	1,314,149	(1,659,563)	—
Voya Euro STOXX 50® Index Portfolio — Class I	57,863,763	10,635,576	(9,503,911)	(6,216,532)	52,778,896	1,827,563	2,968,543	—
Voya FTSE 100 Index® Portfolio — Class I	54,725,470	9,290,718	(12,893,935)	(6,582,983)	44,539,270	3,623,636	(1,167,405)	1,434,204
Voya Hang Seng Index Portfolio — Class I	9,786,560	371,260	(3,475,622)	(1,341,272)	5,340,926	306,406	869,153	—
Voya Japan TOPIX Index Portfolio — Class I	46,650,866	11,504,833	(13,874,328)	4,039,429	48,320,800	555,143	1,011,058	545,592

See Accompanying Notes to Financial Statements

29

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya RussellTM Mid Cap Index Portfolio — Class I	$162,180,040	$26,197,456	$(17,788,490)	$(30,943,569)	$139,645,437	$1,931,995	$13,759,554	$11,930,024
Voya RussellTM Small Cap Index Portfolio — Class I	32,511,540	5,939,966	(4,423,789)	(6,033,828)	27,993,889	331,927	1,828,842	2,673,199
Voya U.S. Bond Index Portfolio — Class I	612,712,263	128,331,486	(132,530,063)	(11,299,927)	597,213,759	13,015,796	(1,794,743)	1,242,256
Voya U.S. Stock Index Portfolio — Class I	362,265,410	54,598,065	(61,611,655)	(45,816,106)	309,435,714	5,826,988	16,346,779	28,740,711
VY® BlackRock Inflation Protected Bond Portfolio — Class I	214,390,756	11,427,898	(117,985,566)	5,855,672	113,688,760	1,840,133	(10,803,267)	—
	$1,643,925,622	$271,750,209	$(399,002,926)	$(108,908,713)	$1,407,764,192	$31,862,609	$20,078,912	$46,565,986

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

30

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
4,370,783	Voya Australia Index Portfolio — Class I	$34,485,481	1.4
13,740,266	Voya Emerging Markets Index Portfolio — Class I	121,601,351	4.8
12,293,967	Voya Euro STOXX 50® Index Portfolio — Class I	119,743,234	4.7
10,448,043	Voya FTSE 100 Index® Portfolio — Class I	100,823,611	4.0
918,418	Voya Hang Seng Index Portfolio — Class I	12,169,041	0.5
10,085,537	Voya Japan TOPIX Index® Portfolio — Class I	109,327,220	4.3
21,458,497	Voya RussellTM Mid Cap Index Portfolio — Class I	329,173,347	12.9
5,343,405	Voya RussellTM Small Cap Index Portfolio — Class I	76,143,521	3.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
85,724,287	Voya U.S. Bond Index Portfolio — Class I	$901,819,498	35.4
55,471,060	Voya U.S. Stock Index Portfolio — Class I	739,983,940	29.1

	Total Mutual Funds (Cost $2,467,462,459)	2,545,270,244	100.1
	Liabilities in Excess of Other Assets	(1,593,932)	(0.1)
	Net Assets	$2,543,676,312	100.0

Cost for federal income tax purposes is $2,481,850,203.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$158,845,066
Gross Unrealized Depreciation	(95,425,025)
Net Unrealized Appreciation	$63,420,041

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Mutual Funds	$2,545,270,244	$—	$—	$2,545,270,244
Total Investments, at fair value	$2,545,270,244	$—	$—	$2,545,270,244

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$56,990,302	$5,756,239	$(22,452,464)	$(5,808,596)	$34,485,481	$2,948,735	$(3,158,951)	$—
Voya Emerging Markets Index Portfolio — Class I	147,588,576	24,561,097	(31,798,785)	(18,749,537)	121,601,351	3,005,688	(3,437,207)	—
Voya Euro STOXX 50® Index Portfolio — Class I	130,324,831	23,139,632	(21,538,771)	(12,182,458)	119,743,234	4,184,615	4,704,691	—
Voya FTSE 100 Index® Portfolio — Class I	123,250,926	20,162,270	(29,347,605)	(13,241,980)	100,823,611	8,293,657	(4,535,006)	3,282,558
Voya Hang Seng Index Portfolio — Class I	22,041,226	1,005,466	(8,453,379)	(2,424,272)	12,169,041	700,746	1,322,950	—
Voya Japan TOPIX Index Portfolio — Class I	105,065,828	24,879,844	(30,094,578)	9,476,126	109,327,220	1,270,172	1,917,436	1,248,415
Voya RussellTM Mid Cap Index Portfolio — Class I	409,078,372	52,251,775	(46,726,733)	(85,430,067)	329,173,347	4,950,701	40,365,458	30,570,463

See Accompanying Notes to Financial Statements

31

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya RussellTM Small Cap Index Portfolio — Class I	$117,151,423	$18,061,059	$(31,227,681)	$(27,841,280)	$76,143,521	$1,215,273	$11,585,979	$9,787,302
Voya U.S. Bond Index Portfolio — Class I	1,044,182,251	117,216,684	(242,215,440)	(17,363,997)	901,819,498	21,706,477	(3,562,609)	2,148,887
Voya U.S. Stock Index Portfolio — Class I	800,954,463	160,112,761	(106,520,575)	(114,562,709)	739,983,940	13,798,698	50,184,704	64,786,793
	$2,956,628,198	$447,146,827	$(570,376,011)	$(288,128,770)	$2,545,270,244	$62,074,762	$95,387,445	$111,824,418

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

32

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Retirement Conservative Portfolio
Class ADV	NII	$0.1406
Class I	NII	$0.1668
All Classes	STCG	$0.0169
All Classes	LTCG	$0.3247
Voya Retirement Growth Portfolio
Class ADV	NII	$0.2240
Class I	NII	$0.2910
Voya Retirement Moderate Portfolio
Class ADV	NII	$0.1090
Class I	NII	$0.1590
All Classes	LTCG	$0.9133
Voya Retirement Moderate Growth Portfolio
Class ADV	NII	$0.2168
Class I	NII	$0.2763
All Classes	LTCG	$0.3702

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Retirement Conservative Portfolio	29.94%
Voya Retirement Growth Portfolio	52.82%
Voya Retirement Moderate Portfolio	38.71%
Voya Retirement Moderate Growth Portfolio	49.36%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Retirement Conservative Portfolio	$17,177,119
Voya Retirement Moderate Portfolio	$108,850,057
Voya Retirement Moderate Growth Portfolio	$75,345,574

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2015:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Retirement Conservative Portfolio	$15,447	$0.0003	6.26%
Voya Retirement Growth Portfolio	$1,144,562	$0.0041	30.11%
Voya Retirement Moderate Portfolio	$284,496	$0.0023	21.43%
Voya Retirement Moderate Growth Portfolio	$644,632	$0.0032	24.72%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (35 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007–Present	Retired.	151	First Marblehead Corporation (September 2003–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*: (continued)

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 1994–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

•	Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Trustee of the Board.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012–Present
Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present); and Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

37

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Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-RETADVI (1215-021916)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $574,823 for year ended December 31, 2015 and $635,400 for year ended December 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $65,650 for the year ended December 31, 2015 and $83,325 for year ended December 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $141,912 in the year ended December 31, 2015 and $161,085 in the year ended December 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $5,300 in the year ended December 31, 2015 and $20,066 in the year ended December 31, 2014.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:	January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended December 31, 2015 and December 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Investors Trust	$212,862	$268,822
Voya Investments, LLC (1)	$145,625	$184,250

(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of VY® Clarion Global Real Estate Portfolio, VY® FMR® Diversified Mid Cap Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio, and including the portfolios of investments of Voya Liquid Assets Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® Clarion Real Estate Portfolio, VY® BlackRock Inflation Protected Bond Portfolio, Voya Global Perspectives Portfolio, Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, and Voya Retirement Moderate Portfolio, each a series of Voya Investors Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of VY® Clarion Global Real Estate Portfolio, VY® FMR® Diversified Mid Cap Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio, as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.2%
		Australia: 6.0%
1,374,787		GPT Group	4,761,148	1.4
930,403		Investa Office Fund	2,693,315	0.8
2,739,439		Mirvac Group	3,921,609	1.2
1,273,434		Scentre Group	3,862,503	1.1
1,635,109		Vicinity Centres	3,317,100	1.0
247,318		Westfield Corp.	1,701,524	0.5
			20,257,199	6.0

		France: 7.3%
27,389		Gecina S.A.	3,329,739	1.0
38,382	@	Icade	2,576,212	0.8
199,568		Klepierre	8,870,805	2.6
37,884		Unibail-Rodamco SE	9,619,981	2.9
			24,396,737	7.3

		Germany: 3.0%
67,799		Deutsche Wohnen AG	1,874,776	0.5
93,891		LEG Immobilien AG	7,652,211	2.3
21,931		Vonovia SE	677,520	0.2
			10,204,507	3.0

		Hong Kong: 7.0%
707,000		Cheung Kong Property Holdings Ltd.	4,573,572	1.4
637,013		Hongkong Land Holdings Ltd. - HKL	4,448,125	1.3
716,500		Link REIT	4,271,689	1.3
3,304,200		New World Development Ltd.	3,244,521	1.0
572,100		Sun Hung Kai Properties Ltd.	6,876,405	2.0
			23,414,312	7.0

		Japan: 11.6%
1,497		GLP J-Reit	1,448,671	0.4
2,896		Japan Retail Fund Investment Corp.	5,571,546	1.7
470		Kenedix Office Investment Corp.	2,197,264	0.7
570,319		Mitsubishi Estate Co., Ltd.	11,858,833	3.5
439,682		Mitsui Fudosan Co., Ltd.	11,035,089	3.3
1,796		Nippon Prologis REIT, Inc.	3,248,847	1.0
1,377	L	Orix JREIT, Inc.	1,784,680	0.5
49,992		Sumitomo Realty & Development Co., Ltd.	1,426,906	0.4
26,700		Tokyo Tatemono Co., Ltd.	290,598	0.1
			38,862,434	11.6

		Netherlands: 1.0%
43,484		Eurocommercial Properties NV	1,878,532	0.6
306,993	L	Nieuwe Steen Investments Funds NV	1,322,931	0.4
			3,201,463	1.0

		Singapore: 0.5%
302,600		City Developments Ltd.	1,627,870	0.5

		Spain: 0.2%
58,880	@	Hispania Activos Inmobiliarios SA	837,351	0.2

		Sweden: 0.5%
117,755		Hufvudstaden AB	1,664,656	0.5

		United Kingdom: 6.6%
432,670		British Land Co. PLC	5,006,398	1.5
55,503		Derwent London PLC	3,002,036	0.9
255,636		Great Portland Estates PLC	3,115,824	0.9
335,143		Hammerson PLC	2,962,803	0.9
382,222		Land Securities Group PLC	6,625,869	2.0
200,612		Safestore Holdings PLC	1,054,704	0.3
51,902		Unite Group PLC	501,403	0.1
			22,269,037	6.6

		United States: 56.5%
47,800		Alexandria Real Estate Equities, Inc.	4,319,208	1.3
51,025		AvalonBay Communities, Inc.	9,395,233	2.8
52,670		Boston Properties, Inc.	6,717,532	2.0
89,025		DCT Industrial Trust, Inc.	3,326,864	1.0
279,400		DDR Corp.	4,705,096	1.4
65,661		Digital Realty Trust, Inc.	4,965,285	1.5
99,100		Douglas Emmett, Inc.	3,089,938	0.9
9,198		Equinix, Inc.	2,781,475	0.8
177,700		Equity Residential	14,498,543	4.3
24,930		Essex Property Trust, Inc.	5,968,491	1.8
373,282		General Growth Properties, Inc.	10,157,003	3.0
90,800		Healthcare Realty Trust, Inc.	2,571,456	0.8
87,450		Healthcare Trust of America, Inc.	2,358,527	0.7
55,520		Highwoods Properties, Inc.	2,420,672	0.7
431,921		Host Hotels & Resorts, Inc.	6,625,668	2.0
84,300		Kilroy Realty Corp.	5,334,504	1.6
269,400		Kimco Realty Corp.	7,128,324	2.1
177,300		Paramount Group, Inc.	3,209,130	1.0
121,729		Pebblebrook Hotel Trust	3,410,847	1.0
33,900		Post Properties, Inc.	2,005,524	0.6
227,097		ProLogis, Inc.	9,747,003	2.9
46,744		Public Storage, Inc.	11,578,489	3.5
102,271		Simon Property Group, Inc.	19,885,573	5.9
63,800		SL Green Realty Corp.	7,208,124	2.1
312,400		Spirit Realty Capital, Inc.	3,130,248	0.9
34,100		Sun Communities, Inc.	2,336,873	0.7
193,127		Sunstone Hotel Investors, Inc.	2,412,156	0.7
160,375		UDR, Inc.	6,025,289	1.8
373,800		VEREIT, Inc.	2,960,496	0.9
82,831		Vornado Realty Trust	8,279,787	2.5

1

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
162,000	Welltower, Inc.	11,020,860	3.3
		189,574,218	56.5

	Total Common Stock
	(Cost $249,667,233)	336,309,784	100.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Securities Lending Collateralcc: 0.3%
859,289	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $859,324, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $876,475, due 03/31/21-02/15/44)
	(Cost $859,289)	859,289	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
1,129,750	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $1,129,749)	1,129,749	0.3

	Total Short-Term Investments
	(Cost $1,989,038)	1,989,038	0.6

	Total Investments in Securities (Cost $251,656,271)	$338,298,822	100.8
	Liabilities in Excess of Other Assets	(2,772,236)	(0.8)
	Net Assets	$335,526,586	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $271,838,852.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$88,021,951
Gross Unrealized Depreciation	(21,561,981)

Net Unrealized Appreciation	$66,459,970

2

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 18.7%
47,500		AMC Networks, Inc.	3,547,300	0.4
6,100	@	Autozone, Inc.	4,525,651	0.5
9,416		Brinker International, Inc.	451,497	0.1
56,800		Brunswick Corp.	2,868,968	0.3
10,300	@,L	Buffalo Wild Wings, Inc.	1,644,395	0.2
62,900	@	Deckers Outdoor Corp.	2,968,880	0.3
55,947		Delphi Automotive PLC	4,796,336	0.5
57,200		Dick's Sporting Goods, Inc.	2,022,020	0.2
81,000		DineEquity, Inc.	6,858,270	0.7
101,300	@	Dollar Tree, Inc.	7,822,386	0.8
11,800		Ethan Allen Interiors, Inc.	328,276	0.0
75,280		Foot Locker, Inc.	4,899,975	0.5
263,466		Gentex Corp.	4,218,091	0.5
146,302	@	G-III Apparel Group Ltd.	6,475,327	0.7
96,300		GNC Holdings, Inc.	2,987,226	0.3
86,700		Hanesbrands, Inc.	2,551,581	0.3
22,194		Harman International Industries, Inc.	2,090,897	0.2
208,565	@	Houghton Mifflin Harcourt Co.	4,542,546	0.5
260,273		Interpublic Group of Cos., Inc.	6,059,155	0.7
54,800		Interval Leisure Group, Inc.	855,428	0.1
3,000	@,L	iRobot Corp.	106,200	0.0
142,350	@	Jarden Corp.	8,131,032	0.9
2,100		John Wiley & Sons, Inc.	94,563	0.0
43,700		Johnson Controls, Inc.	1,725,713	0.2
9,188		Jubilant Foodworks Ltd.	205,281	0.0
43,300	@	Kate Spade & Co.	769,441	0.1
16,700		L Brands, Inc.	1,600,194	0.2
69,757		Las Vegas Sands Corp.	3,058,147	0.3
149,700	L	Lennar Corp. - Class A	7,321,827	0.8
43,700	L	Lions Gate Entertainment Corp.	1,415,443	0.2
93,799		McGraw-Hill Cos., Inc.	9,246,705	1.0
7,900		MDC Partners, Inc.	171,588	0.0
16,442	@	Modine Manufacturing Co.	148,800	0.0
4,500	@	Mohawk Industries, Inc.	852,255	0.1
7,500		Naspers Ltd.	1,025,132	0.1
93,100		News Corp - Class A	1,243,816	0.1
4,663		NVR, Inc.	7,661,309	0.8
15,800		Omnicom Group, Inc.	1,195,428	0.1
2,552		Page Industries Ltd.	515,037	0.1
11,600	@	Panera Bread Co.	2,259,448	0.2
21,200	@,L	Party City Holdco, Inc.	273,692	0.0
61,019	@	Polaris Industries, Inc.	5,244,583	0.6
100	@	Priceline.com, Inc.	127,495	0.0
401,200		Pulte Group, Inc.	7,149,384	0.8
51,400		PVH Corp.	3,785,610	0.4
30,700		Ralph Lauren Corp.	3,422,436	0.4
19,800		Restaurant Group PLC	200,338	0.0
8,300	@	Select Comfort Corp.	177,703	0.0
25,500	@	ServiceMaster Global Holdings, Inc.	1,000,620	0.1
38,901	@	Signet Jewelers Ltd.	4,811,665	0.5
20,916	@	Tenneco, Inc.	960,254	0.1
106,300		Texas Roadhouse, Inc.	3,802,351	0.4
62,500		TJX Cos., Inc.	4,431,875	0.5
117,300		Toll Brothers, Inc.	3,906,090	0.4
42,600	@	Urban Outfitters, Inc.	969,150	0.1
25,200		VF Corp.	1,568,700	0.2
27,232	@	Visteon Corp.	3,118,064	0.3
5,906		Whirlpool Corp.	867,414	0.1
21,400		Williams-Sonoma, Inc.	1,249,974	0.1
92,322		Wyndham Worldwide Corp.	6,707,193	0.7
			175,036,155	18.7

		Consumer Staples: 2.2%
8,300	@,L	Amplify Snack Brands, Inc.	95,616	0.0
15,079		Archer-Daniels-Midland Co.	553,098	0.1
1,765		Britannia Industries Ltd.	78,848	0.0
42,133		Bunge Ltd.	2,876,841	0.3
176,448		C&C Group PLC	710,690	0.1
46,263		CVS Health Corp.	4,523,133	0.5
74,332		Dr Pepper Snapple Group, Inc.	6,927,742	0.7
6,946	@	Ingredion, Inc.	665,705	0.1
92,700		Kroger Co.	3,877,641	0.4
			20,309,314	2.2

		Energy: 3.0%
42,489		Apache Corp.	1,889,486	0.2
29,819		Baker Hughes, Inc.	1,376,147	0.1
33,866		Cimarex Energy Co.	3,026,943	0.3
8,100		Columbia Pipeline Group, Inc.	162,000	0.0
56,500	@	Dril-Quip, Inc.	3,346,495	0.4
12,600		Ensco PLC	193,914	0.0
6,000		EOG Resources, Inc.	424,740	0.0
95,000		Halliburton Co.	3,233,800	0.3
64,600	@	Newfield Exploration Co.	2,103,376	0.2
68,400		Oceaneering International, Inc.	2,566,368	0.3
8,800	@	PDC Energy, Inc.	469,744	0.1
27,555		Phillips 66	2,253,999	0.2
9,400	@	Rice Energy, Inc.	102,460	0.0
31,900	L	SM Energy Co.	627,154	0.1
148,700	@,L	Southwestern Energy Co.	1,057,257	0.1
203,200		Suncor Energy, Inc.	5,245,576	0.6
17,900		Western Refining, Inc.	637,598	0.1
			28,717,057	3.0

		Financials: 19.3%
3,800		ACE Ltd.	444,030	0.0
80,400		Aflac, Inc.	4,815,960	0.5
7,396		American Express Co.	514,392	0.1
32,700		Ameriprise Financial, Inc.	3,479,934	0.4
7,100		Bajaj Finserv Ltd.	212,906	0.0
51,044	@	Beneficial Bancorp, Inc.	679,906	0.1
94,316		Blackstone Group LP	2,757,800	0.3
12,500	L	BofI Holding, Inc.	263,125	0.0
185,248		Boston Private Financial Holdings, Inc.	2,100,712	0.2
6,700		Brown & Brown, Inc.	215,070	0.0

3

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
55,600		Capital One Financial Corp.	4,013,208	0.4
293,786	@	CBRE Group, Inc.	10,159,120	1.1
16,500		Chubb Corp.	2,188,560	0.2
59,200		CIT Group, Inc.	2,350,240	0.3
2,900		Colliers International Group, Inc.	129,195	0.0
89,413		Comerica, Inc.	3,740,146	0.4
94,762		Commerce Bancshares, Inc.	4,031,176	0.4
10,348		CRISIL Ltd.	306,785	0.1
137,800		CVB Financial Corp.	2,331,576	0.2
28,600	@	Discover Financial Services	1,533,532	0.2
18,400	@	E*Trade Financial Corp.	545,376	0.1
279,649	@	Essent Group Ltd.	6,121,517	0.7
172,300		First American Financial Corp.	6,185,570	0.7
5,600		First Citizens BancShares, Inc.	1,445,752	0.2
134,800		First Commonwealth Financial Corp.	1,222,636	0.1
61,300		First Republic Bank/San Francisco CA	4,049,478	0.4
22,800		Franklin Resources, Inc.	839,496	0.1
27,600		Greenhill & Co., Inc.	789,636	0.1
45,796	@	Hilltop Holdings, Inc.	880,199	0.1
200,501		Hiscox Ltd.	3,108,449	0.3
42,067		Housing Development Finance Corp.	800,108	0.1
555,427		Huntington Bancshares, Inc.	6,143,023	0.7
203,900		Invesco Ltd.	6,826,572	0.7
304,100		Investors Bancorp, Inc.	3,783,004	0.4
65,309		Jones Lang LaSalle, Inc.	10,440,297	1.1
167,300		Ladder Capital Corp.	2,077,866	0.2
79,045		Lakeland Financial Corp.	3,685,078	0.4
97,342		Lazard Ltd.	4,381,363	0.5
28,400		Legg Mason, Inc.	1,114,132	0.1
45,500		M&T Bank Corp.	5,513,690	0.6
135,001		Marsh & McLennan Cos., Inc.	7,485,805	0.8
13,904		Mid-America Apartment Communities, Inc.	1,262,622	0.1
18,800	@	Moody's Corp.	1,886,392	0.2
41,700	@	OneMain Holdings, Inc.	1,732,218	0.2
70,036		PacWest Bancorp	3,018,552	0.3
4,010	@	PJT Partners, Inc.	113,443	0.0
67,597		Primerica, Inc.	3,192,606	0.3
127,600		Principal Financial Group, Inc.	5,739,448	0.6
37,100		Progressive Corp.	1,179,780	0.1
30,668		Prosperity Bancshares, Inc.	1,467,770	0.2
94,181	@	Raymond James Financial, Inc.	5,459,673	0.6
2,500	@	Realogy Holdings Corp.	91,675	0.0
454,900		Regions Financial Corp.	4,367,040	0.5
77,335		Reinsurance Group of America, Inc.	6,616,009	0.7
1,000		SL Green Realty Corp.	112,980	0.0
1,047,400		SLM Corp.	6,829,048	0.7
68,700	@	Stifel Financial Corp.	2,910,132	0.3
125,987		SunTrust Bank	5,397,283	0.6
18,800	@	Synchrony Financial	571,708	0.1
1,100		Travelers Cos., Inc.	124,146	0.0
89,500		UMB Financial Corp.	4,166,225	0.4
31,300		Valley National Bancorp.	308,305	0.0
89,900		VEREIT, Inc.	712,008	0.1
			180,965,483	19.3

		Health Care: 13.5%
92,500		Agilent Technologies, Inc.	3,867,425	0.4
4,300	@	Alere, Inc.	168,087	0.0
21,561		Allergan plc	6,737,812	0.7
3,800		Amgen, Inc.	616,854	0.1
40,500		Baxalta, Inc.	1,580,715	0.2
20,200		Becton Dickinson & Co.	3,112,618	0.3
6,400		Biogen, Inc.	1,960,640	0.2
1,000	@	BioMarin Pharmaceutical, Inc.	104,760	0.0
441,965	@	Boston Scientific Corp.	8,149,835	0.9
69,100	@	Bruker BioSciences Corp.	1,677,057	0.2
109,598		Cardinal Health, Inc.	9,783,813	1.0
60,100	@	Catalent, Inc.	1,504,303	0.2
11,400		Cigna Corp.	1,668,162	0.2
54,600	@	Community Health Systems, Inc.	1,448,538	0.2
84,400	@	DaVita, Inc.	5,883,524	0.6
89,600		Dentsply International, Inc.	5,452,160	0.6
100,300	@	Endo International PLC	6,140,366	0.7
74,210	@	HCA Holdings, Inc.	5,018,822	0.5
184,800	@	Hologic, Inc.	7,149,912	0.8
19,307	@,L	Horizon Pharma PLC	418,383	0.0
47,132	@	Jazz Pharmaceuticals PLC	6,624,874	0.7
38,900	@	Laboratory Corp. of America Holdings	4,809,596	0.5
28,844		McKesson Corp.	5,688,902	0.6
2,300		Medivation, Inc.	111,182	0.0
3,800		Molina Healthcare, Inc.	228,494	0.0
1,300		Perrigo Co. PLC	188,110	0.0
7,300		St. Jude Medical, Inc.	450,921	0.0
111,300		STERIS PLC	8,385,342	0.9
21,600	@	Surgery Partners, Inc.	442,584	0.0
12,200		Surgical Care Affiliates, Inc.	485,682	0.1
110,262	@	Teva Pharmaceutical Industries Ltd. ADR	7,237,598	0.8
56,407		Thermo Fisher Scientific, Inc.	8,001,333	0.9
22,800		United Therapeutics Corp.	3,570,708	0.4
800		Universal Health Services, Inc.	95,592	0.0
73,600		Zimmer Biomet Holdings, Inc.	7,550,624	0.8
			126,315,328	13.5

		Industrials: 15.1%
3,700	@	Aecom Technology Corp.	111,111	0.0
77,900	L	AGCO Corp.	3,535,881	0.4
115,643		Air Lease Corp.	3,871,728	0.4
7,300	@	Allegiant Travel Co.	1,225,159	0.1
22,200	@	Ametek, Inc.	1,189,698	0.1
24,500		AO Smith Corp.	1,876,945	0.2
3,549		ArcBest Corp.	75,913	0.0

4

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
101,600		Belden CDT, Inc.	4,844,288	0.5
6,497		Caterpillar, Inc.	441,536	0.1
26,500		CEB, Inc.	1,626,835	0.2
28,200		CH Robinson Worldwide, Inc.	1,748,964	0.2
90,800	@,L	Colfax Corp.	2,120,180	0.2
7,900	@,L	Copa Holdings S.A.	381,254	0.0
13,300	@	Copart, Inc.	505,533	0.1
22,900		CSX Corp.	594,255	0.1
22,768		Cummins, Inc.	2,003,812	0.2
44,808	@	Curtiss-Wright Corp.	3,069,348	0.3
41,500		Deere & Co.	3,165,205	0.3
49,348		Dun & Bradstreet Corp.	5,128,738	0.6
106,702	@	EMCOR Group, Inc.	5,125,964	0.6
27,039	@	Esterline Technologies Corp.	2,190,159	0.2
42,543		FedEx Corp.	6,338,482	0.7
23,900		G&K Services, Inc.	1,503,310	0.2
9,700	@	HD Supply Holdings, Inc	291,291	0.0
36,300		Herman Miller, Inc.	1,041,810	0.1
27,034		HNI, Corp.	974,846	0.1
27,300		Huntington Ingalls Industries, Inc.	3,463,005	0.4
2,146		IDEX Corp.	164,405	0.0
50,540		Illinois Tool Works, Inc.	4,684,047	0.5
71,303		Ingersoll-Rand PLC - Class A	3,942,343	0.4
87,475	@	Jacobs Engineering Group, Inc.	3,669,576	0.4
6,200		JB Hunt Transport Services, Inc.	454,832	0.1
37,842		KAR Auction Services, Inc.	1,401,289	0.2
118,930		Knoll, Inc.	2,235,884	0.2
25,000		Lennox International, Inc.	3,122,500	0.3
104,503	L	Manitowoc Co., Inc.	1,604,121	0.2
12,200		Matthews International Corp.	652,090	0.1
92,700		MISUMI Group, Inc.	1,280,526	0.1
83,556		Mueller Industries, Inc.	2,264,368	0.2
7,700		Multi-Color Corp.	460,537	0.1
31,200	@	Old Dominion Freight Line	1,842,984	0.2
42,528		Quanta Services, Inc.	861,192	0.1
35,535		Republic Services, Inc.	1,563,185	0.2
419,123	@	Rexnord Corp.	7,594,509	0.8
1,900		Rockwell Automation, Inc.	194,959	0.0
50,866		Rockwell Collins, Inc.	4,694,932	0.5
26,708		Roper Technologies, Inc.	5,068,911	0.5
83,049	@	Saia, Inc.	1,847,840	0.2
18,700		Snap-On, Inc.	3,205,741	0.3
90,519		Southwest Airlines Co.	3,897,748	0.4
197,736	@	Spirit Airlines, Inc.	7,879,780	0.8
8,700		Stanley Black & Decker, Inc.	928,551	0.1
69,553	@	Swift Transportation Co.	961,222	0.1
216,542		Textron, Inc.	9,096,929	1.0
16,396		Valmont Industries, Inc.	1,738,304	0.2
12,800		Wabtec Corp.	910,336	0.1
13,100	@	Wesco International, Inc.	572,208	0.1
61,040	@	Woodward, Inc.	3,031,246	0.3
31,200		Xylem, Inc.	1,138,800	0.1
			141,411,145	15.1

		Information Technology: 23.9%
181,760		Activision Blizzard, Inc.	7,035,930	0.8
26,305	@	Alliance Data Systems Corp.	7,275,174	0.8
6,937		Alphabet, Inc. - Class C	5,264,351	0.6
73,695		Arrow Electronics, Inc.	3,992,795	0.4
199,300		Atmel Corp.	1,715,973	0.2
95,033		Avnet, Inc.	4,071,214	0.4
172,949	@	Blackhawk Network Holdings, Inc.	7,646,075	0.8
86,356		Broadcom Corp.	4,993,104	0.5
36,543		Broadridge Financial Solutions, Inc. ADR	1,963,455	0.2
103,911		Brocade Communications Systems, Inc.	953,903	0.1
280,700	@	Cadence Design Systems, Inc.	5,841,367	0.6
209,839		CDW Corp./DE	8,821,632	0.9
8,800		Cognizant Technology Solutions Corp.	528,176	0.1
139,940	@	CommScope Holding Co., Inc.	3,623,047	0.4
95,200	@,L	Cree, Inc.	2,538,984	0.3
144,200	@	Electronic Arts, Inc.	9,909,424	1.1
121,394		EMC Corp.	3,117,398	0.3
113,248	@	Euronet Worldwide, Inc.	8,202,553	0.9
116,260		EVERTEC, Inc.	1,946,192	0.2
52,491		F5 Networks, Inc.	5,089,527	0.5
38,600		Fair Isaac Corp.	3,635,348	0.4
112,980		Fidelity National Information Services, Inc.	6,846,588	0.7
81,322	@	Fiserv, Inc.	7,437,710	0.8
50,168	@	FleetCor Technologies, Inc.	7,170,512	0.8
318,084	@	Genpact Ltd.	7,945,738	0.9
226,482		Global Payments, Inc.	14,610,354	1.6
77,600		Intersil Corp.	990,176	0.1
22,397		Intuit, Inc.	2,161,310	0.2
35,700	@,L	IPG Photonics Corp.	3,183,012	0.3
31,100		Jabil Circuit, Inc.	724,319	0.1
22,633		Juniper Networks, Inc.	624,671	0.1
40,300	@	Keysight Technologies, Inc.	1,141,699	0.1
3,500	@	Littelfuse, Inc.	374,535	0.0
65,500	@	Maxim Integrated Products	2,489,000	0.3
49,600		MAXIMUS, Inc.	2,790,000	0.3
61,900		Methode Electronics, Inc.	1,970,277	0.2
12,164		Microchip Technology, Inc.	566,113	0.1
173,024		Nvidia Corp.	5,702,871	0.6
91,917		NXP Semiconductor NV - NXPI - US	7,744,007	0.8
102,486	@	PTC, Inc.	3,549,090	0.4
8,875	@	Qorvo, Inc.	451,737	0.1
50,200		SanDisk Corp.	3,814,698	0.4
38,700	@	Semtech Corp.	732,204	0.1
102,551		Synopsys, Inc.	4,677,351	0.5
84,283		TE Connectivity Ltd.	5,445,525	0.6
60,100		Tencent Holdings Ltd.	1,176,757	0.1

5

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
198,543		Total System Services, Inc.	9,887,441	1.1
191,100	@	Trimble Navigation Ltd.	4,099,095	0.4
67,900		Vantiv, Inc.	3,219,818	0.3
45,900		Visa, Inc. - Class A	3,559,545	0.4
53,200		Western Digital Corp.	3,194,660	0.3
173,900		Western Union Co.	3,114,549	0.3
303,236		Xerox Corp.	3,223,399	0.3
18,100	@	Zebra Technologies Corp.	1,260,665	0.1
			224,045,048	23.9

		Materials: 3.0%
89,492		Albemarle Corp.	5,012,447	0.5
20,911		Aptargroup, Inc.	1,519,184	0.2
10,300		Ashland, Inc.	1,057,810	0.1
952,000	@	B2Gold Corp.	963,215	0.1
111,100	@	Boise Cascade Co.	2,836,383	0.3
64,400		Eastman Chemical Co.	4,347,644	0.5
184,796	@	Ferro Corp.	2,054,932	0.2
244,664	@	New Gold, Inc.	569,356	0.1
105,094		PolyOne Corp.	3,337,785	0.4
11,900		PPG Industries, Inc.	1,175,958	0.1
21,200		Praxair, Inc.	2,170,880	0.2
4,800	@	Randgold Resources Ltd. ADR	297,264	0.0
60,500		WestRock Co.	2,760,010	0.3
			28,102,868	3.0

		Utilities: 0.6%
20,100	@	Calpine Corp.	290,847	0.0
19,172		CMS Energy Corp.	691,726	0.1
29,918	@	Dynegy, Inc.	400,901	0.0
3,132		Energen Corp.	128,381	0.0
128,300		Exelon Corp.	3,562,891	0.4
8,100		NiSource, Inc.	158,031	0.0
35,300		OGE Energy Corp.	928,037	0.1
			6,160,814	0.6

	Total Common Stock
	(Cost $890,756,185)		931,063,212	99.3

PREFERRED STOCK: 0.1%
		Financials: 0.1%
49,856	P	GMAC Capital Trust I	1,264,348	0.1

	Total Preferred Stock
	(Cost $1,030,151)		1,264,348	0.1

WARRANTS: –%
		Energy: –%
1,133	@	Voyager Oil & Gas, Inc.	–	–

	Total Warrants
	(Cost $–)		–	–

	Total Long-Term Investments
	(Cost $891,786,336)		932,327,560	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc: 1.8%
3,189,400	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $3,189,508, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $3,253,188, due 06/09/16-05/20/45)	3,189,400	0.4
3,991,693	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $3,991,842, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $4,071,527, due 01/15/16-04/01/51)	3,991,693	0.4
3,991,693	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $3,991,855, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $4,071,528, due 03/31/21-02/15/44)	3,991,693	0.4
3,991,693	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $3,991,837, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,071,527, due 01/15/16-10/20/65)	3,991,693	0.4

6

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,642,469	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,642,543, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,676,525, due 01/15/17-02/15/42)	1,642,469	0.2
		16,806,948	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
3,631,169	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $3,631,169)	3,631,169	0.4

	Total Short-Term Investments
	(Cost $20,438,117)	20,438,117	2.2

	Total Investments in Securities (Cost $912,224,453)	$952,765,677	101.6
	Liabilities in Excess of Other Assets	(15,382,792)	(1.6)
	Net Assets	$937,382,885	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $916,164,802.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$123,682,719
Gross Unrealized Depreciation	(87,081,844)

Net Unrealized Appreciation	$36,600,875

7

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Consumer Discretionary: 8.8%
215,806		Carnival Corp.	11,757,111	2.2
28,904		CBS Corp. - Class B	1,362,246	0.2
125,053		Comcast Corp. – Class A	7,056,741	1.3
134,118		General Motors Co.	4,561,353	0.9
129,966		Target Corp.	9,436,831	1.8
95,130		Thomson Reuters Corp.	3,603,211	0.7
27,299		Time Warner Cable, Inc.	5,066,421	1.0
57,372		Time Warner, Inc.	3,710,247	0.7
			46,554,161	8.8

		Consumer Staples: 7.3%
144,375		Archer-Daniels-Midland Co.	5,295,675	1.0
154,216		Mondelez International, Inc.	6,915,046	1.3
84,533		Philip Morris International, Inc.	7,431,296	1.4
86,359		Procter & Gamble Co.	6,857,768	1.3
99,330		Sysco Corp.	4,072,530	0.8
127,983	@	Wal-Mart Stores, Inc.	7,845,358	1.5
			38,417,673	7.3

		Energy: 10.9%
52,427		Anadarko Petroleum Corp.	2,546,904	0.5
192,297		Apache Corp.	8,551,448	1.6
116,170		Baker Hughes, Inc.	5,361,245	1.0
267,765		Canadian Natural Resources Ltd.	5,847,986	1.1
133,804		Devon Energy Corp.	4,281,728	0.8
61,020		Exxon Mobil Corp.	4,756,509	0.9
85,172		Occidental Petroleum Corp.	5,758,479	1.1
436,369		Royal Dutch Shell PLC - Class A	9,883,450	1.8
138,498		Total S.A.	6,209,091	1.2
535,018	@	Weatherford International PLC	4,488,801	0.9
			57,685,641	10.9

		Financials: 30.1%
59,456		Aon PLC	5,482,438	1.0
881,687		Bank of America Corp.	14,838,792	2.8
123,256		BB&T Corp.	4,660,309	0.9
175,829		Charles Schwab Corp.	5,790,049	1.1
463,437		Citigroup, Inc.	23,982,865	4.5
368,665		Citizens Financial Group, Inc.	9,655,336	1.8
38,332		CME Group, Inc.	3,472,879	0.7
126,305		Comerica, Inc.	5,283,338	1.0
280,024		Fifth Third Bancorp	5,628,483	1.1
233,901		First Horizon National Corp.	3,396,243	0.6
31,764		Goldman Sachs Group, Inc.	5,724,826	1.1
374,421		JPMorgan Chase & Co.	24,723,019	4.7
103,074		Marsh & McLennan Cos., Inc.	5,715,453	1.1
384,636		Morgan Stanley	12,235,271	2.3
81,578		Northern Trust Corp.	5,880,958	1.1
108,028		PNC Financial Services Group, Inc.	10,296,149	2.0
107,142		State Street Corp.	7,109,943	1.3
105,248		Willis Group Holdings PLC	5,111,895	1.0
			158,988,246	30.1

		Health Care: 13.6%
32,863		Amgen, Inc.	5,334,651	1.0
28,898		Anthem, Inc.	4,029,537	0.8
30,882		Baxalta, Inc.	1,205,325	0.2
130,733		Baxter International, Inc.	4,987,464	1.0
71,732		Eli Lilly & Co.	6,044,138	1.1
51,162	@	Express Scripts Holding Co.	4,472,070	0.9
95,564	@	Medtronic PLC	7,350,783	1.4
174,379		Merck & Co., Inc.	9,210,699	1.7
88,550		Novartis AG	7,617,007	1.4
170,489		Pfizer, Inc.	5,503,385	1.0
58,542		Sanofi	4,989,079	1.0
108,188	@	Teva Pharmaceutical Industries Ltd. ADR	7,101,460	1.3
35,637		UnitedHealth Group, Inc.	4,192,337	0.8
			72,037,935	13.6

		Industrials: 8.2%
52,312		Caterpillar, Inc.	3,555,124	0.7
178,036		CSX Corp.	4,620,034	0.9
47,068		General Dynamics Corp.	6,465,261	1.2
637,921		General Electric Co.	19,871,239	3.7
74,855		Ingersoll-Rand PLC - Class A	4,138,733	0.8
149,370		Tyco International Plc	4,763,409	0.9
			43,413,800	8.2

		Information Technology: 12.2%
62,501		Amdocs Ltd.	3,410,680	0.6
296,037		Applied Materials, Inc.	5,527,011	1.1
301,592		Cisco Systems, Inc.	8,189,731	1.6
63,010	@	Citrix Systems, Inc.	4,766,706	0.9
198,428		eBay, Inc.	5,452,801	1.0
205,599		Intel Corp.	7,082,886	1.3
217,199		Juniper Networks, Inc.	5,994,692	1.1
130,598		Microsoft Corp.	7,245,577	1.4
178,106		NetApp, Inc.	4,725,152	0.9
158,323	@	PayPal Holdings, Inc.	5,731,293	1.1
127,507		Qualcomm, Inc.	6,373,437	1.2
			64,499,966	12.2

		Materials: 0.6%
115,617		Mosaic Co.	3,189,873	0.6

		Telecommunication Services: 2.6%
86,803		Orange SA	1,451,851	0.3
388,310	@	Koninklijke KPN NV	1,468,738	0.3
810,923	L	Telecom Italia S.p.A. - TIT	1,027,700	0.2
68,453	@	Telefonica S.A.	759,417	0.1
88,321		Verizon Communications, Inc.	4,082,196	0.8
154,757	@	Vodafone Group PLC ADR	4,992,461	0.9
			13,782,363	2.6

8

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 1.6%
125,788	FirstEnergy Corp.	3,991,253	0.8
83,048	PG&E Corp.	4,417,323	0.8
		8,408,576	1.6

	Total Common Stock
	(Cost $422,632,384)	506,978,234	95.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Securities Lending Collateralcc: 0.2%
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,000,041, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,020,000, due 03/31/21-02/15/44)	1,000,000	0.2
85,001	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $85,004, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $86,701, due 01/15/16-10/20/65)	85,001	0.0
		1,085,001	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.8%
20,105,832	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $20,105,832)	20,105,832	3.8

	Total Short-Term Investments
	(Cost $21,190,833)	21,190,833	4.0

	Total Investments in Securities (Cost $443,823,217)	$528,169,067	99.9
	Assets in Excess of Other Liabilities	606,387	0.1
	Net Assets	$528,775,454	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $445,686,660.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$114,941,864
Gross Unrealized Depreciation	(32,459,457)

Net Unrealized Appreciation	$82,482,407

9

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.4%
		Australia: 1.2%
1,174,126		Oil Search Ltd.	5,714,874	1.2

		Brazil: 6.0%
961,245	@	Ambev SA ADR	4,287,153	0.9
858,700		BB Seguridade Participacoes SA	5,280,801	1.1
1,388,510		CCR SA	4,404,626	0.9
371,047		Cielo SA	3,150,324	0.7
1,026,720		Lojas Renner SA	4,437,766	0.9
318,000		Marcopolo SA	136,644	0.0
356,520		Ultrapar Participacoes SA	5,447,490	1.2
406,076		Weg S.A.	1,534,493	0.3
			28,679,297	6.0

		China: 12.3%
36,280	@	Alibaba Group Holding Ltd. ADR	2,948,476	0.6
38,380	@	Baidu, Inc. ADR	7,255,355	1.5
2,540,162		Chongqing Changan Automobile Co. Ltd.	5,592,702	1.2
3,614,000		CNOOC Ltd.	3,761,365	0.8
7,045,000		Geely Automobile Holdings Ltd.	3,722,631	0.8
241,920	@	JD.com, Inc. ADR	7,805,549	1.7
4,578,500	L	Sun Art Retail Group Ltd.	3,444,792	0.7
863,700		Tencent Holdings Ltd.	16,911,234	3.6
472,000	L	Tsingtao Brewery Co., Ltd.	2,126,236	0.4
318,417	@	Vipshop Holdings Ltd. ADR	4,862,227	1.0
			58,430,567	12.3

		Hong Kong: 4.5%
2,822,400		AIA Group Ltd.	16,864,075	3.5
96,600		Jardine Matheson Holdings Ltd.	4,663,848	1.0
			21,527,923	4.5

		India: 19.3%
90,086		ACC Ltd.	1,847,404	0.4
561,434		Ambuja Cements Ltd.	1,716,912	0.3
369,800		Asian Paints Ltd.	4,926,369	1.0
27,200		HDFC Bank Ltd.	444,248	0.1
262,780		HDFC Bank Ltd. ADR	16,187,248	3.4
799,815		Housing Development Finance Corp.	15,212,354	3.2
438,356		Infosys Ltd. ADR	7,342,463	1.6
2,004,920		ITC Ltd.	9,913,965	2.1
430,460		Kotak Mahindra Bank Ltd.	4,662,505	1.0
241,080		Lupin Ltd.	6,670,175	1.4
256,380		Mahindra & Mahindra Ltd.	4,921,519	1.0
387,966		Tata Consultancy Services Ltd.	14,263,017	3.0
133,253	@	Tata Motors Ltd. ADR	3,926,966	0.8
			92,035,145	19.3

		Indonesia: 4.0%
13,875,300		Astra International Tbk PT	5,976,821	1.3
5,240,100		Bank Central Asia Tbk PT	5,020,431	1.0
10,026,700		Bank Rakyat Indonesia	8,228,917	1.7
			19,226,169	4.0

		Macau: 1.6%
2,219,200		Sands China Ltd.	7,523,518	1.6

		Mexico: 2.4%
2,325,300		Fibra Uno Administracion SA de CV	5,125,658	1.1
844,940	L	Infraestructura Energetica Nova SAB de CV	3,546,547	0.7
226,540		Promotora y Operadora de Infraestructura SAB de CV	2,664,797	0.6
			11,337,002	2.4

		Panama: 0.7%
70,940	@,L	Copa Holdings S.A.	3,423,564	0.7

		Peru: 0.9%
41,250	@	Credicorp Ltd.	4,014,450	0.9

		Russia: 6.0%
346,200	@	Globaltrans Investment PLC GDR	1,575,210	0.4
191,510		Lukoil PJSC ADR	6,221,202	1.3
36,020		Magnit OAO	5,536,015	1.2
86,090	@	Magnit PJSC GDR	3,461,844	0.7
140,495	@	Mail.ru Group Ltd. GDR	3,141,905	0.6
5,425,696		Sberbank	7,513,065	1.6
179,350		Sberbank PAO ADR	1,038,437	0.2
			28,487,678	6.0

		South Africa: 15.8%
257,400		Aspen Pharmacare Holdings Ltd.	5,138,905	1.1
436,488		Bidvest Group Ltd.	9,264,546	1.9
92,041	L	Capitec Bank Holdings Ltd.	3,200,800	0.7
2,641,080		FirstRand Ltd.	7,217,955	1.5
2,447,083		Life Healthcare Group Holdings Ltd.	5,554,723	1.2
295,780		Mr Price Group Ltd.	3,825,154	0.8
615,952		MTN Group Ltd.	5,306,031	1.1
55,616		Naspers Ltd.	7,601,836	1.6
506,764		Remgro Ltd.	8,021,807	1.7
1,772,071		Sanlam Ltd.	6,931,790	1.4
485,499		Shoprite Holdings Ltd.	4,499,151	0.9
1,369,380		Woolworths Holdings Ltd./South Africa	8,858,888	1.9
			75,421,586	15.8

		South Korea: 4.4%
45,597		Hyundai Motor Co.	5,750,867	1.2
146,900		Kia Motors Corp.	6,550,268	1.4
8,021		Samsung Electronics Co., Ltd.	8,555,057	1.8
			20,856,192	4.4

10

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan: 8.2%
1,177,501		Delta Electronics, Inc.	5,538,473	1.2
310,000		MediaTek, Inc.	2,344,685	0.5
1,116,000		President Chain Store Corp.	6,965,203	1.4
807,010	L	Siliconware Precision Industries Co. ADR ADR	6,254,328	1.3
1,432,223		Taiwan Semiconductor Manufacturing Co., Ltd.	6,178,956	1.3
522,191	@	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	11,879,845	2.5
			39,161,490	8.2

		Thailand: 3.0%
1,259,100		Kasikornbank PCL	5,233,570	1.1
372,300	L	Siam Cement PCL	4,737,430	1.0
1,292,900		Siam Commercial Bank PCL	4,264,823	0.9
			14,235,823	3.0

		Turkey: 2.0%
220,530		Ford Otomotiv Sanayi A/S	2,287,521	0.5
989,835		KOC Holding AS	3,707,169	0.8
1,519,074		Turkiye Garanti Bankasi A/S	3,700,720	0.7
			9,695,410	2.0

		United Kingdom: 1.7%
134,660		SABMiller PLC	8,055,952	1.7

		United States: 1.4%
87,970	@	Luxoft Holding, Inc.	6,785,126	1.4

	Total Common Stock
	(Cost $485,502,882)		454,611,766	95.4

PREFERRED STOCK: 1.4%
		Brazil: 1.4%
969,496		Itau Unibanco Holding S.A.	6,452,279	1.3
1,117,870		Marcopolo SA	522,733	0.1

	Total Preferred Stock
	(Cost $14,331,152)		6,975,012	1.4

WARRANTS: 0.3%
		United States: 0.3%
529,730	@	Chongqing Changan Automobile Co. Ltd.	1,384,343	0.3

	Total Warrants
	(Cost $1,342,971)		1,384,343	0.3

	Total Long-Term Investments
	(Cost $501,177,005)		462,971,121	97.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 3.1%
2,782,640	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,782,735, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,838,293, due 06/09/16-05/20/45)	2,782,640	0.6
3,482,524	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $3,482,654, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $3,552,175, due 01/15/16-04/01/51)	3,482,524	0.7
3,482,524	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $3,482,665, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $3,552,175, due 03/31/21-02/15/44)	3,482,524	0.8
3,482,524	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $3,482,650, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,552,175, due 01/15/16-10/20/65)	3,482,524	0.7

11

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,432,917	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,432,981, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,462,628, due 01/15/17-02/15/42)	1,432,917	0.3
		14,663,129	3.1

	Total Short-Term Investments
	(Cost $14,663,129)	14,663,129	3.1

	Total Investments in Securities (Cost $515,840,134)	$477,634,250	100.2
	Liabilities in Excess of Other Assets	(921,428)	(0.2)
	Net Assets	$476,712,822	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $516,641,814.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$63,505,279
Gross Unrealized Depreciation	(102,512,843)

Net Unrealized Depreciation	$(39,007,564)

12

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 60.8%
		Consumer Discretionary: 6.4%
158,479	@	Autozone, Inc.	117,577,155	2.1
1,132,000		Comcast Corp. – Class A	63,878,760	1.1
1,722,476		Compass Group PLC	29,847,625	0.5
2,296,996		Johnson Controls, Inc.	90,708,372	1.6
784,500		Lowe's Cos, Inc.	59,653,380	1.0
22,208	@	O'Reilly Automotive, Inc.	5,627,951	0.1
			367,293,243	6.4

		Consumer Staples: 4.0%
609,800		Altria Group, Inc.	35,496,458	0.6
528,900		CVS Health Corp.	51,710,553	0.9
528,588		Mondelez International, Inc.	23,701,886	0.4
396,300		PepsiCo, Inc.	39,598,296	0.7
812,700		Philip Morris International, Inc.	71,444,457	1.2
170,658		SABMiller PLC	10,209,510	0.2
			232,161,160	4.0

		Energy: 1.0%
2,549,100	L	Canadian Natural Resources Ltd.	55,646,853	1.0

		Financials: 12.5%
168,300		Affiliated Managers Group, Inc.	26,887,608	0.5
500,600		American Express Co.	34,816,730	0.6
1,439,100		American Tower Corp.	139,520,745	2.4
2,813,800		Bank of New York Mellon Corp.	115,984,836	2.0
91,600		Blackrock, Inc.	31,191,632	0.5
262,000		Fifth Third Bancorp	5,266,200	0.1
1,733,050		Iron Mountain, Inc.	46,809,680	0.8
4,585,100		Marsh & McLennan Cos., Inc.	254,243,795	4.4
1,364,200		Willis Group Holdings PLC	66,259,194	1.2
			720,980,420	12.5

		Health Care: 13.7%
1,687,800		Abbott Laboratories	75,799,098	1.3
773,500		Aetna, Inc.	83,630,820	1.4
273,300		Anthem, Inc.	38,108,952	0.7
848,949		Becton Dickinson & Co.	130,814,551	2.3
92,900		Biogen, Inc.	28,459,915	0.5
36,200	@	Henry Schein, Inc.	5,726,478	0.1
1,207,700		PerkinElmer, Inc.	64,696,489	1.1
1,390,324		Pfizer, Inc.	44,879,659	0.8
1,226,868		Thermo Fisher Scientific, Inc.	174,031,226	3.0
627,324		UnitedHealth Group, Inc.	73,798,395	1.3
1,395,789		Zoetis, Inc.	66,886,209	1.2
			786,831,792	13.7

		Industrials: 10.4%
803,500	@	Ametek, Inc.	43,059,565	0.7
239,200		Boeing Co.	34,585,928	0.6
417,146		Capita Group PLC	7,422,119	0.1
2,511,516		Danaher Corp.	233,269,606	4.1
506,100		IDEX Corp.	38,772,321	0.7
240,200	@	IHS, Inc.	28,446,886	0.5
1,040,100		Pentair PLC	51,516,153	0.9
292,100		Roper Technologies, Inc.	55,437,659	1.0
279,400	@	Sensata Technologies Holdings N.V.	12,869,164	0.2
2,897,500		Tyco International Plc	92,401,275	1.6
			597,780,676	10.4

		Information Technology: 9.6%
20,100		Alphabet, Inc. - Class A	15,638,001	0.3
75,019		Alphabet, Inc. - Class C	56,930,419	1.0
764,700		Apple, Inc.	80,492,322	1.4
1,242,414	@	Fiserv, Inc.	113,631,184	2.0
201,000	@	FleetCor Technologies, Inc.	28,728,930	0.5
2,155,500		Microsoft Corp.	119,587,140	2.1
1,440,820	@	Netscout Systems, Inc.	44,233,174	0.8
297,300		SS&C Technologies Holdings, Inc.	20,296,671	0.3
250,823		Texas Instruments, Inc.	13,747,609	0.2
776,900		Visa, Inc. - Class A	60,248,595	1.0
			553,534,045	9.6

		Telecommunication Services: 0.5%
263,700	@	SBA Communications Corp.	27,706,959	0.5

		Utilities: 2.7%
46,900		Duke Energy Corp.	3,348,191	0.1
2,309,937		PG&E Corp.	122,865,549	2.1
860,100	@	Xcel Energy, Inc.	30,886,191	0.5
			157,099,931	2.7

	Total Common Stock
	(Cost $3,076,517,546)		3,499,035,079	60.8

PREFERRED STOCK: 2.4%
		Financials: 0.9%
316,265		American Tower Corp.	31,922,998	0.5
250,000	P	Charles Schwab Corp.	6,732,500	0.1
165,000	P	State Street Corp.	4,384,050	0.1
205,000	P	US Bancorp Series F	5,498,100	0.1
166,000	P	US Bancorp Series G	4,764,200	0.1
			53,301,848	0.9

		Health Care: 0.8%
43,725	@	Allergan PLC	45,044,621	0.8

		Telecommunication Services: 0.2%
123,056		T-Mobile US, Inc.	8,332,122	0.2

		Utilities: 0.5%
189,375	P	SCE Trust I	4,793,081	0.1
29,790	L,P	SCE Trust II	731,642	0.0
324,305	P	SCE Trust III	8,675,159	0.2
540,000	P	SCE Trust IV	14,666,400	0.2
			28,866,282	0.5

	Total Preferred Stock
	(Cost $128,776,852)		135,544,873	2.4

13

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 21.7%
			Basic Materials: 0.1%
	6,130,000		Cytec Industries, Inc., 3.950%, 05/01/25	5,910,877	0.1

			Communications: 6.0%
	6,190,000		Amazon.com, Inc., 2.600%, 12/05/19	6,292,581	0.1
	6,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.375%, 06/01/20	6,262,500	0.1
	2,725,000	#	CCO Safari II LLC, 3.579%, 07/23/20	2,711,647	0.0
	4,250,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	4,170,312	0.1
	7,273,495		Cequel Communications LLC - TL B, 3.500%, 02/14/19	7,173,485	0.1
	3,967,864		Charter Communications Operating LLC, 3.000%, 01/31/21	3,899,251	0.1
	4,472,062		Charter Communications Operating LLC, 3.000%, 03/08/20	4,391,404	0.1
	925,000		DISH DBS Corp., 4.625%, 07/15/17	945,812	0.0
	14,400,000		DISH DBS Corp., 7.125%, 02/01/16	14,454,000	0.3
	66,119,466		Intelsat TL 4/2/18, 3.750%, 06/30/19	62,714,313	1.1
	1,725,000		Lamar Media Corp., 5.000%, 05/01/23	1,755,188	0.0
	1,825,000		Lamar Media Corp., 5.875%, 02/01/22	1,925,375	0.0
	8,825,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	9,195,562	0.2
	6,195,000		SBA Communications Corp., 5.625%, 10/01/19	6,481,519	0.1
	18,375,000		SBA Communications Corp., 5.750%, 07/15/20	19,178,906	0.3
	9,512,854		Telesat Canada, 3.500%, 03/28/19	9,393,944	0.2
CAD	1,375,625		Telesat Canada, 4.400%, 03/27/17	989,193	0.0
CAD	7,800,000		Telesat Canada, 4.430%, 03/28/19	5,594,782	0.1
	6,740,000	#	Telesat Canada, 6.000%, 05/15/17	6,807,400	0.1
	17,900,000		T-Mobile USA, Inc., 6.542%, 04/28/20	18,705,500	0.3
	8,550,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	8,560,688	0.1
	7,775,000	#	Unitymedia KabelBW GmbH, 6.125%, 01/15/25	7,712,023	0.1
	496,070		Univision Communications, Inc., 4.000%, 03/01/20	486,665	0.0
	5,885,000	#	Univision Communications, Inc., 6.750%, 09/15/22	6,120,400	0.1
	9,132,000	#	Univision Communications, Inc., 8.500%, 05/15/21	9,371,715	0.2
	29,450,000		UPC Financing Partnership, 3.344%, 06/30/21	28,953,031	0.5
EUR	4,150,000	#	UPC Holding BV, 6.375%, 09/15/22	4,806,571	0.1
	26,383,500	#	UPCB Finance V Ltd., 7.250%, 11/15/21	28,131,407	0.5
	37,462,500	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	39,757,078	0.7
	6,200,000	#	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	6,045,000	0.1
	10,462,500	#	Virgin Media Secured Finance PLC, 5.375%, 04/15/21	10,841,766	0.2
GBP	2,227,500	#	Virgin Media Secured Finance PLC, 6.000%, 04/15/21	3,407,271	0.1
				347,236,289	6.0

			Consumer Discretionary: 0.1%
	7,325,000		Hanesbrands, Inc., 6.375%, 12/15/20	7,583,206	0.1

			Consumer, Cyclical: 3.7%
	3,525,000		American Honda Finance Corp., 0.950%, 05/05/17	3,505,098	0.1
	3,050,000		AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	2,966,125	0.1
	1,375,000		AmeriGas Finance, LLC/AmeriGas Finance Corp., 6.750%, 05/20/20	1,344,062	0.0
	1,175,000		AmeriGas Partners L.P./AmeriGas Finance Corp., 6.250%, 08/20/19	1,130,937	0.0
	2,895,000		AutoZone, Inc., 2.500%, 04/15/21	2,829,344	0.1
	4,450,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.250%, 03/15/21	4,605,750	0.1
	3,415,733		Continental Airlines, Inc., 4.150%, 04/11/24	3,508,812	0.1
	772,750		Continental Airlines, Inc., 6.250%, 10/11/21	812,353	0.0
	1,430,232		Continental Airlines, Inc., 7.250%, 11/10/19	1,613,659	0.0
	1,905,125		Continental Airlines, Inc., 9.000%, 01/08/18	1,967,518	0.0
	1,065,872		Delta Air Lines, 5.300%, 04/15/19	1,131,157	0.0
	1,153,879		Delta Air Lines, 7.750%, 06/17/21	1,296,671	0.0

14

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Consumer, Cyclical: (continued)
	6,350,000		Ford Motor Credit Co. LLC, 2.597%, 11/04/19	6,240,850	0.1
	8,450,000		Ford Motor Credit Co. LLC, 0.982%, 09/08/17	8,335,646	0.1
	12,600,000		Ford Motor Credit Co. LLC, 1.022%, 12/06/17	12,443,999	0.2
	13,175,000		Ford Motor Credit Co. LLC, 1.233%, 03/27/17	13,003,857	0.2
	17,815,000		Ford Motor Credit Co. LLC, 1.461%, 03/27/17	17,651,904	0.3
	6,615,000		Ford Motor Credit Co. LLC, 1.594%, 05/09/16	6,624,572	0.1
	4,250,000		Ford Motor Credit Co. LLC, 1.724%, 12/06/17	4,186,390	0.1
	3,855,000		Ford Motor Credit Co. LLC, 2.145%, 01/09/18	3,842,988	0.1
	8,650,000		Ford Motor Credit Co. LLC, 2.375%, 03/12/19	8,535,976	0.1
	2,400,000		Ford Motor Credit Co. LLC, 2.500%, 01/15/16	2,400,557	0.0
	3,100,000		Ford Motor Credit Co. LLC, 4.250%, 02/03/17	3,168,228	0.1
	3,750,000		Ford Motor Credit Co. LLC, 5.000%, 05/15/18	3,932,557	0.1
	3,850,000		Ford Motor Credit Co. LLC, 6.625%, 08/15/17	4,105,124	0.1
	3,757,000		Group 1 Automotive, Inc., 5.000%, 06/01/22	3,738,215	0.1
	1,191,000		Hanesbrands, Inc. - TL B 1L, 3.250%, 04/15/22	1,196,955	0.0
	8,172,039		Hilton Worldwide Finance LLC - TL B 1L, 3.500%, 09/23/20	8,164,889	0.1
	12,025,000		Hilton Worldwide Holdings, Inc., 5.625%, 10/15/21	12,521,031	0.2
	1,016,360		Kasima LLC - Term Loan B, 3.250%, 05/17/21	1,010,432	0.0
	3,325,000		Levi Strauss & Co., 6.875%, 05/01/22	3,574,375	0.1
	4,275,000		L Brands, Inc., 5.625%, 10/15/23	4,552,875	0.1
	3,950,000		L Brands, Inc., 6.625%, 04/01/21	4,394,375	0.1
	4,100,000		L Brands, Inc., 6.900%, 07/15/17	4,397,250	0.1
	1,825,000		L Brands, Inc., 7.000%, 05/01/20	2,066,813	0.0
	1,800,000		L Brands, Inc., 8.500%, 06/15/19	2,101,500	0.0
	870,000		McDonald's Corp., 2.100%, 12/07/18	871,322	0.0
	4,377,220		Peninsula Gaming, LLC - TL B, 4.250%, 11/20/17	4,367,647	0.1
	14,625,000		Rite Aid Corp., 9.250%, 03/15/20	15,484,219	0.3
	13,525,000		Rite Aid Corp., 6.750%, 06/15/21	14,201,250	0.2
	700,000	#	Six Flags Entertainment Corp., 5.250%, 01/15/21	712,250	0.0
	1,525,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	1,471,625	0.0
	2,969,195		US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/24	3,329,209	0.1
	434,372		US Airways 2010-1 Class B Pass Through Trust, 8.500%, 10/22/18	456,634	0.0
	534,801		US Airways 2012-2 Class A Pass Through Trust, 4.625%, 06/03/25	555,525	0.0
	837,750		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 06/03/21	880,685	0.0
	3,089,273		US Airways 2013-1 Class A Pass Through Trust, 3.950%, 05/15/27	3,116,304	0.1
	959,078		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/23	960,277	0.0
				215,309,791	3.7

			Consumer, Non-cyclical: 3.4%
	3,075,000		B&G Foods, Inc., 4.625%, 06/01/21	3,055,781	0.1
	5,525,000		Becton Dickinson and Co., 1.800%, 12/15/17	5,519,889	0.1
	3,805,000		Becton Dickinson and Co., 2.675%, 12/15/19	3,830,341	0.1
	3,900,000		Centene Corp., 5.750%, 06/01/17	4,031,625	0.1
	1,875,000		CHS/Community Health Systems, Inc., 5.125%, 08/01/21	1,875,000	0.0
	3,425,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	3,459,250	0.1
	5,975,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	5,982,469	0.1
	12,975,787		DaVita HealthCare Partners, Inc., 3.500%, 06/24/21	12,936,795	0.2
	7,900,000		DaVita HealthCare Partners, Inc., 5.125%, 07/15/24	7,914,813	0.1
	26,275,000		DaVita, Inc., 5.750%, 08/15/22	27,161,781	0.5
EUR	3,247,715		DE Master Blenders, 3 month EURIBOR plus 350bps, 4.250%, 05/09/21	3,522,121	0.1
	17,748,155		DE Master Blenders, 4.250%, 05/09/21	17,648,321	0.3
	3,735,000		Eli Lilly & Co., 1.250%, 03/01/18	3,727,213	0.1
	6,593,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	7,128,681	0.1
	4,175,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	4,488,125	0.1
	33,893,366		HCA, Inc. - TL B5, 3.174%, 03/31/17	33,891,027	0.6
	3,250,000		HCA, Inc., 6.500%, 02/15/20	3,549,000	0.1
	7,950,000		HCA, Inc., 8.000%, 10/01/18	8,923,875	0.2
	2,190,000		Johnson & Johnson, 1.125%, 11/21/17	2,190,219	0.0

15

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
4,945,000		Medtronic, Inc., 1.500%, 03/15/18	4,944,080	0.1
4,860,000		Medtronic, Inc., 2.500%, 03/15/20	4,898,681	0.1
1,640,000		PepsiCo, Inc., 1.250%, 04/30/18	1,634,682	0.0
8,210,805		Pinnacle Foods Finance LLC - TL G 1L, 3.000%, 04/29/20	8,093,801	0.1
7,355,688		Pinnacle Foods Finance LLC - TL H 1L, 3.000%, 04/29/20	7,254,547	0.1
2,680,000		UnitedHealth Group, Inc., 1.400%, 12/15/17	2,673,131	0.0
2,525,000		WellCare Health Plans, Inc., 5.750%, 11/15/20	2,610,219	0.0
			192,945,467	3.4

		Energy: 4.2%
1,935,000		Canadian Natural Resources Ltd., 1.750%, 01/15/18	1,883,233	0.0
6,425,000		Chevron Corp., 1.365%, 03/02/18	6,375,997	0.1
8,575,000		Concho Resources, Inc./Midland TX, 6.500%, 01/15/22	8,274,875	0.1
23,100,000		Concho Resources, Inc./Midland TX, 7.000%, 01/15/21	22,869,000	0.4
4,900,000		Concho Resources, Inc., 5.500%, 10/01/22	4,483,500	0.1
15,000,000		Concho Resources, Inc., 5.500%, 04/01/23	13,950,000	0.2
5,150,000		Diamondback Energy, Inc., 7.625%, 10/01/21	5,227,250	0.1
3,825,000		Energy Transfer Partners L.P., 4.150%, 10/01/20	3,533,726	0.1
4,950,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	4,420,657	0.1
18,800,000		EQT Corp., 4.875%, 11/15/21	17,926,477	0.3
3,645,000		EQT Corp., 8.125%, 06/01/19	3,941,083	0.1
3,745,000		Equitable Resources, Inc., 6.500%, 04/01/18	3,938,628	0.1
26,014,000	#	MPLX L.P., 4.500%, 07/15/23	23,404,796	0.4
3,050,000	#	MPLX L.P., 4.875%, 12/01/24	2,752,625	0.1
20,320,000	#	MPLX L.P., 5.500%, 02/15/23	17,881,600	0.3
1,145,000		ONEOK Partners L.P., 2.000%, 10/01/17	1,094,208	0.0
6,750,000	#	Range Resources Corp., 4.875%, 05/15/25	5,155,312	0.1
33,000,000		Range Resources Corp., 5.000%, 03/15/23	24,750,000	0.4
15,700,000		Range Resources Corp., 5.750%, 06/01/21	12,481,500	0.2
24,750,000		Range Resources Corp., 5.000%, 08/15/22	18,624,375	0.3
10,335,000		Shell International Finance BV, 0.806%, 05/11/20	10,194,423	0.2
6,675,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250%, 11/15/23	5,173,125	0.1
10,275,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.000%, 01/15/18	9,555,750	0.2
5,975,000	L	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	4,869,625	0.1
8,000,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 02/01/21	7,280,000	0.1
2,400,000		Targe Resources Partners, 4.125%, 11/15/19	2,010,000	0.0
			242,051,765	4.2

		Financials: 1.8%
8,750,000		Bank of New York Mellon Corp., 4.950%, 06/20/20	8,585,937	0.1
1,800,000		CBRE Services, Inc., 5.000%, 03/15/23	1,811,711	0.0
9,125,000		CNH Capital LLC, 6.250%, 11/01/16	9,341,719	0.2
10,250,000		Crown Castle International Corp., 4.875%, 04/15/22	10,660,000	0.2
20,025,000		Crown Castle International Corp., 5.250%, 01/15/23	21,126,375	0.4
4,880,000		International Lease Finance Corp., 2.462%, 06/15/16	4,880,000	0.1
3,925,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	4,150,687	0.1
15,110,000		JPMorgan Chase & Co., 5.300%, 12/29/49	15,091,113	0.3
2,170,000		Marsh & McLennan Cos, Inc., 2.350%, 03/06/20	2,153,378	0.0
1,895,000		National Rural Utilities Cooperative Finance Corp., 0.950%, 04/24/17	1,886,315	0.0
175,000		Regions Bank/Birmingham AL, 7.500%, 05/15/18	194,559	0.0
6,640,000		State Street Corp., 5.250%, 12/29/49	6,681,500	0.1
245,000		Synovus Financial Corp., 5.125%, 06/15/17	251,738	0.0
18,565,000		Visa, Inc., 1.200%, 12/14/17	18,551,243	0.3
			105,366,275	1.8

16

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financials: –%
–		MSCI, Inc. - TL B, 3.750%, 03/14/17	–	–

		Industrial: 0.6%
1,795,000		Amphenol Corp., 1.550%, 09/15/17	1,786,732	0.0
525,000		Case New Holland, Inc., 7.875%, 12/01/17	557,813	0.0
2,190,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	2,197,115	0.1
3,600,000		Caterpillar Financial Services Corp., 1.250%, 11/06/17	3,587,411	0.1
9,950,000		CNH Capital LLC, 3.625%, 04/15/18	9,845,525	0.2
5,575,000		CNH Industrial Capital LLC, 3.250%, 02/01/17	5,547,125	0.1
1,765,000		Harris Corp., 1.999%, 04/27/18	1,746,344	0.0
1,250,000	#	Moog, Inc., 5.250%, 12/01/22	1,265,625	0.0
2,100,000		SBA Communications Corp., 4.875%, 07/15/22	2,076,375	0.0
2,625,000		Xylem, Inc./NY, 3.550%, 09/20/16	2,661,343	0.1
850,000		Xylem, Inc./NY, 4.875%, 10/01/21	905,049	0.0
			32,176,457	0.6

		Technology: 1.5%
7,100,000		First Data Corp., 3.918%, 03/24/18	7,020,125	0.1
1,975,000		First Data Corp., 3.918%, 09/24/18	1,953,028	0.0
6,840,000		Fiserv, Inc., 2.700%, 06/01/20	6,791,860	0.1
1,450,000	#	IMS Health, Inc., 6.000%, 11/01/20	1,497,125	0.0
6,167,001		Kronos, Inc., 4.500%, 10/30/19	6,082,205	0.1
10,844,495		Kronos, Inc., 9.750%, 04/30/20	8,519,571	0.1
3,975,000	#	NXP BV / NXP Funding LLC, 3.500%, 09/15/16	3,984,938	0.1
26,138,000	#	NXP BV / NXP Funding LLC, 3.750%, 06/01/18	26,334,035	0.5
10,150,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	10,594,063	0.2
4,450,000	#	NXP BV / NXP Funding LLC, 5.750%, 03/15/23	4,605,750	0.1
4,325,000		NXP BV TL B 1L, 3.750%, 12/07/20	4,311,484	0.1
5,375,000	#	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23	5,563,125	0.1
			87,257,309	1.5

		Utilities: 0.3%
4,270,000		Berkshire Hathaway Energy Co., 2.400%, 02/01/20	4,234,367	0.1
2,080,000		CMS Energy Corp., 6.550%, 07/17/17	2,222,097	0.0
970,000		CMS Energy Corp., 8.750%, 06/15/19	1,160,906	0.0
2,440,000		Otter Tail Corp., 9.000%, 12/15/16	2,599,185	0.1
4,000,000		Southern California Gas Co., 3.200%, 06/15/25	4,006,324	0.1
2,031,683		Texas Competitive Electric Holdings Co. LLC, 3.750%, 05/05/16	2,021,525	0.0
			16,244,404	0.3

	Total Corporate Bonds/Notes
	(Cost $1,296,295,439)		1,252,081,840	21.7

ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
2,694,638	#	DB Master Finance LLC 2015-1 A2I, 3.262%, 02/20/45	2,672,821	0.0
4,004,963	#	Wendys Funding LLC 2015-1A A2I, 3.371%, 06/15/45	3,919,101	0.1

	Total Asset-Backed Securities
	(Cost $6,699,600)		6,591,922	0.1

FOREIGN GOVERNMENT BONDS: 0.2%
10,634,000		KFW, 0.500%, 04/19/16	10,627,737	0.2

	Total Foreign Government Bonds
	(Cost $10,599,865)		10,627,737	0.2

	Total Long-Term Investments
	(Cost $4,518,889,302)		4,903,881,451	85.2

SHORT-TERM INVESTMENTS: 15.1%
		Securities Lending Collateralcc: 0.4%
5,348,666		BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $5,348,842, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $5,455,639, due 06/06/16-05/04/37)	5,348,666	0.1
5,348,666		Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $5,348,865, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $5,455,639, due 01/15/16-04/01/51)	5,348,666	0.1

17

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
4,273,737	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $4,273,873, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $4,359,224, due 11/15/44)	4,273,737	0.1
5,348,666	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $5,348,859, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $5,455,639, due 01/15/16-10/20/65)	5,348,666	0.1
2,200,761	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,200,860, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,246,393, due 01/15/17-02/15/42)	2,200,761	0.0
		22,520,496	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 14.7%
845,033,173	T. Rowe Price Reserve Investment Fund, 0.225%††
	(Cost $845,033,174)	845,033,173	14.7

	Total Short-Term Investments
	(Cost $867,553,670)	867,553,669	15.1

	Total Investments in Securities (Cost $5,386,442,972)	$5,771,435,120	100.3
	Liabilities in Excess of Other Assets	(15,834,459)	(0.3)
	Net Assets	$5,755,600,661	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $5,390,194,733.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$532,950,370
Gross Unrealized Depreciation	(151,709,983)

Net Unrealized Appreciation	$381,240,387

18

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Consumer Discretionary: 10.0%
172,100		Carnival Corp.	9,376,008	0.9
144,300		Comcast Corp. – Class A	8,142,849	0.8
102,600		Ford Motor Co.	1,445,634	0.1
218,109		General Motors Co.	7,417,887	0.7
5,600		Genuine Parts Co.	480,984	0.1
195,800		Johnson Controls, Inc.	7,732,142	0.8
210,400	L	Kohl's Corp.	10,021,352	1.0
167,600		Las Vegas Sands Corp.	7,347,584	0.7
156,600		Macy's, Inc.	5,477,868	0.5
509,700	L	Mattel, Inc.	13,848,549	1.4
370,300		News Corp - Class A	4,947,208	0.5
256,500		Staples, Inc.	2,429,055	0.2
30,666		Time Warner, Inc.	1,983,170	0.2
257,900		Twenty-First Century Fox, Inc. - Class A	7,004,564	0.7
181,700		Twenty-First Century Fox, Inc. Class B	4,947,691	0.5
44,700		Viacom, Inc. Class B	1,839,852	0.2
62,100		Walt Disney Co.	6,525,468	0.7
			100,967,865	10.0

		Consumer Staples: 3.8%
291,800		Archer-Daniels-Midland Co.	10,703,224	1.1
457,000		Avon Products, Inc.	1,850,850	0.2
79,700		Kellogg Co.	5,759,919	0.6
23,700		McCormick & Co., Inc.	2,027,772	0.2
103,900		PepsiCo, Inc.	10,381,688	1.0
124,900	@	Wal-Mart Stores, Inc.	7,656,370	0.7
			38,379,823	3.8

		Energy: 10.8%
91,600		Anadarko Petroleum Corp.	4,449,928	0.4
341,000		Apache Corp.	15,164,270	1.5
348,400		Canadian Natural Resources Ltd.	7,605,572	0.7
156,990		Chevron Corp.	14,122,820	1.4
366,600		Columbia Pipeline Group, Inc.	7,332,000	0.7
306,124		Exxon Mobil Corp.	23,862,366	2.4
224,000		Hess Corp.	10,859,520	1.1
116,400		Occidental Petroleum Corp.	7,869,804	0.8
303,200	@	Royal Dutch Shell PLC - Class A ADR	13,883,528	1.4
82,100	L	Total S.A. ADR	3,690,395	0.4
			108,840,203	10.8

		Financials: 25.0%
181,900		American Express Co.	12,651,145	1.2
79,800		Ameriprise Financial, Inc.	8,492,316	0.8
1,061,419		Bank of America Corp.	17,863,682	1.8
219,400		Bank of New York Mellon Corp.	9,043,668	0.9
55,700		Chubb Corp.	7,388,048	0.7
227,300		Citigroup, Inc.	11,762,775	1.2
74,000		Digital Realty Trust, Inc.	5,595,880	0.5
288,700		Fifth Third Bancorp	5,802,870	0.6
521,544		JPMorgan Chase & Co.	34,437,550	3.4
332,700		Loews Corp.	12,775,680	1.3
13,900		Macerich Co.	1,121,591	0.1
248,500		Marsh & McLennan Cos., Inc.	13,779,325	1.4
345,700		Metlife, Inc.	16,666,197	1.6
437,000		Morgan Stanley	13,900,970	1.4
195,400		Northern Trust Corp.	14,086,386	1.4
86,800		PNC Financial Services Group, Inc.	8,272,908	0.8
215,300		Rayonier, Inc.	4,779,660	0.5
1,523,508		Royal Bank of Scotland Group PLC	6,772,128	0.7
157,000		State Street Corp.	10,418,520	1.0
144,100		Sun Life Financial, Inc.	4,495,920	0.4
120,700		US Bancorp	5,150,269	0.5
244,300		Wells Fargo & Co.	13,280,148	1.3
294,451		Weyerhaeuser Co.	8,827,641	0.9
53,800		Willis Group Holdings PLC	2,613,066	0.3
75,300		XL Group Plc	2,950,254	0.3
			252,928,597	25.0

		Health Care: 9.6%
79,064		Anthem, Inc.	11,024,684	1.1
15,900		Becton Dickinson & Co.	2,450,031	0.2
206,700		Bristol-Myers Squibb Co.	14,218,893	1.4
54,300		Gilead Sciences, Inc.	5,494,617	0.6
347,883		GlaxoSmithKline PLC	7,025,831	0.7
212,500		Johnson & Johnson	21,828,000	2.2
253,000		Merck & Co., Inc.	13,363,460	1.3
655,276		Pfizer, Inc.	21,152,310	2.1
			96,557,826	9.6

		Industrials: 12.7%
142,600		Boeing Co.	20,618,534	2.0
18,500	L	Canadian Pacific Railway Ltd	2,360,600	0.2
31,200		Cummins, Inc.	2,745,912	0.3
119,400		Deere & Co.	9,106,638	0.9
7,481		Eaton Corp. PLC	389,311	0.0
240,600		Emerson Electric Co.	11,507,898	1.1
1,134,300		General Electric Co.	35,333,445	3.5
126,300		Illinois Tool Works, Inc.	11,705,484	1.2
161,600		Pentair PLC	8,004,048	0.8
54,200		Southwest Airlines Co.	2,333,852	0.2
211,800		Tyco International Plc	6,754,302	0.7
63,300		Union Pacific Corp.	4,950,060	0.5
110,700		United Parcel Service, Inc. - Class B	10,652,661	1.1
21,700		United Technologies Corp.	2,084,719	0.2
			128,547,464	12.7

		Information Technology: 10.7%
140,100		Analog Devices, Inc.	7,750,332	0.8
696,700		Applied Materials, Inc.	13,007,389	1.3
156,000		CA, Inc.	4,455,360	0.4
440,100		Cisco Systems, Inc.	11,950,916	1.2
300,800		EMC Corp.	7,724,544	0.8
145,700		Harris Corp.	12,661,330	1.2
7,900	@	International Business Machines Corp.	1,087,198	0.1
417,000		Microsoft Corp.	23,135,160	2.3

19

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
238,200		Qualcomm, Inc.	11,906,427	1.2
31,600		TE Connectivity Ltd.	2,041,676	0.2
186,400		Texas Instruments, Inc.	10,216,584	1.0
30,100		Western Digital Corp.	1,807,505	0.2
			107,744,421	10.7

		Materials: 4.6%
217,300		Du Pont E I de Nemours & Co.	14,472,180	1.4
300,293		International Paper Co.	11,321,046	1.1
240,300		Nucor Corp.	9,684,090	1.0
98,200		Vulcan Materials Co.	9,326,054	0.9
37,042		WestRock Co.	1,689,856	0.2
			46,493,226	4.6

		Telecommunication Services: 3.1%
86,803		AT&T, Inc.	2,986,891	0.3
192,710		CenturyLink, Inc.	4,848,584	0.5
439,916	@	Telefonica S.A.	4,880,422	0.5
347,258		Verizon Communications, Inc.	16,050,265	1.6
852,192		Vodafone Group PLC	2,763,476	0.2
			31,529,638	3.1

		Utilities: 7.7%
863,400		AES Corp.	8,262,738	0.8
76,672		Duke Energy Corp.	5,473,614	0.5
121,100		Edison International	7,170,331	0.7
178,700		Entergy Corp.	12,215,932	1.2
90,200		Exelon Corp.	2,504,854	0.2
377,000		FirstEnergy Corp.	11,962,210	1.2
507,800		NiSource, Inc.	9,907,178	1.0
183,000		PG&E Corp.	9,733,770	1.0
305,500	@	Xcel Energy, Inc.	10,970,505	1.1
			78,201,132	7.7

	Total Common Stock
	(Cost $820,489,649)		990,190,195	98.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	Consumer, Non-cyclical: 0.0%
440,000	# VRX Escrow Corp., 5.875%, 05/15/23	394,900	0.0

	Total Corporate Bonds/Notes
	(Cost $361,113)	394,900	0.0

	Total Long-Term Investments
	(Cost $820,850,762)	990,585,095	98.0

SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateralcc: 0.4%
1,000,000	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $1,000,033, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,020,000, due 06/06/16-05/04/37)	1,000,000	0.1
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,000,037, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,020,000, due 01/15/16-04/01/51)	1,000,000	0.1
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,000,034, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,020,000, due 11/15/42-02/20/45)	1,000,000	0.1
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,000,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/15/16-10/20/65)	1,000,000	0.1

20

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
204,920	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $204,927, collateralized by various U.S. Government Securities, 0.074%-3.250%, Market Value plus accrued interest $209,019, due 07/31/16-11/15/23)	204,920	0.0
		4,204,920	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
13,946,737	T. Rowe Price Reserve Investment Fund, 0.225%††
	(Cost $13,946,737)	13,946,737	1.4

	Total Short-Term Investments
	(Cost $18,151,657)	18,151,657	1.8

	Total Investments in Securities (Cost $839,002,419)	$1,008,736,752	99.8
	Assets in Excess of Other Liabilities	1,932,440	0.2
	Net Assets	$1,010,669,192	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $850,182,119.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$228,408,595
Gross Unrealized Depreciation	(69,853,962)

Net Unrealized Appreciation	$158,554,633

21

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Australia: 2.9%
188,414		Amcor Ltd.	1,830,483	0.8
174,523		Brambles Ltd.	1,461,610	0.7
20,571		CSL Ltd.	1,568,323	0.7
987,235	@	South32 Ltd. - AUD	758,393	0.3
45,804		Woodside Petroleum Ltd.	954,277	0.4
			6,573,086	2.9

		Brazil: 0.9%
217,800		Lojas Renner SA	941,391	0.4
123,700	@	Tim Participacoes SA ADR	1,048,976	0.5
			1,990,367	0.9

		Canada: 3.3%
92,400		Canadian Natural Resources Ltd.	2,018,015	0.9
15,700		Canadian Pacific Railway Ltd.	2,005,248	0.9
57,100		Toronto-Dominion Bank	2,238,277	1.0
10,900	@	Valeant Pharmaceuticals International, Inc. - CAD	1,107,252	0.5
516	@	Valeant Pharmaceuticals International, Inc. - USD	52,451	0.0
			7,421,243	3.3

		China: 5.4%
17,521	@	Alibaba Group Holding Ltd. ADR	1,423,932	0.6
10,100	@	Baidu, Inc. ADR	1,909,304	0.8
774,000		China Mengniu Diary Co., Ltd.	1,256,466	0.6
730,000		China Overseas Land & Investment Ltd.	2,541,394	1.1
30,800	@,L	Ctrip.com International Ltd. ADR	1,426,964	0.6
148,300		Tencent Holdings Ltd.	2,903,712	1.3
51,900	@	Vipshop Holdings Ltd. ADR	792,513	0.4
			12,254,285	5.4

		Denmark: 0.7%
85,959		GN Store Nord	1,560,023	0.7

		France: 3.5%
12,772		Air Liquide SA	1,433,877	0.6
46,163		BNP Paribas	2,611,793	1.2
5,851		Iliad SA	1,394,759	0.6
43,664		Schneider Electric SE	2,480,301	1.1
			7,920,730	3.5

		Germany: 4.2%
16,592		Bayer AG	2,072,192	0.9
28,456		Brenntag AG	1,482,786	0.7
37,275		Fresenius SE & Co. KGaA	2,655,196	1.2
10,194		Linde AG	1,472,618	0.6
13,581	#,@	Scout24 AG	481,467	0.2
27,279	L	Wirecard AG	1,363,549	0.6
			9,527,808	4.2

		Hong Kong: 4.9%
804,600		AIA Group Ltd.	4,807,552	2.1
161,740		Cheung Kong Property Holdings Ltd.	1,046,294	0.4
232,740		CK Hutchison Holdings Ltd.	3,128,474	1.4
45,500		Jardine Matheson Holdings Ltd.	2,203,453	1.0
			11,185,773	4.9

		India: 5.0%
17,402		Axis Bank Ltd.	117,381	0.1
47,401		Axis Bank Ltd. GDR	1,592,827	0.7
141,164		Housing Development Finance Corp.	2,684,917	1.2
82,621		Infosys Ltd.	1,376,759	0.6
820,939		NTPC Ltd.	1,810,239	0.8
644,011		Power Grid Corp. of India Ltd.	1,370,483	0.6
63,359		Tata Consultancy Services Ltd.	2,329,303	1.0
			11,281,909	5.0

		Indonesia: 1.4%
1,638,400		Bank Central Asia Tbk PT	1,569,717	0.7
4,754,100		Sarana Menara Nusantara Tbk PT	1,634,882	0.7
			3,204,599	1.4

		Ireland: 0.6%
101,347		James Hardie Industries SE	1,277,774	0.6

		Italy: 1.1%
185,221		Banca Mediolanum SpA	1,471,430	0.7
67,067		Moncler S.p.A.	933,303	0.4
			2,404,733	1.1

		Japan: 14.3%
71,000		Air Water, Inc.	1,141,911	0.5
205,500		Astellas Pharma, Inc.	2,925,450	1.3
14,600		Calbee, Inc.	616,544	0.3
16,600		Chugai Pharmaceutical Co., Ltd.	578,620	0.3
30,100		FamilyMart Co., Ltd.	1,400,700	0.6
7,700		Fanuc Ltd.	1,326,632	0.6
120,400		Inpex Corp.	1,173,769	0.5
89,100		Japan Tobacco, Inc.	3,271,197	1.5
33,600		Koito Manufacturing Co., Ltd.	1,377,850	0.6
211,000		Mitsubishi Electric Corp.	2,214,834	1.0
87,300		Nippon Telegraph & Telephone Corp.	3,474,376	1.5
64,600		Olympus Corp.	2,543,216	1.1
35,100		SoftBank Group Corp.	1,771,511	0.8
36,600		Start Today Co. Ltd.	1,178,198	0.5
250,300		Sumitomo Corp.	2,551,891	1.1
68,200		Tokio Marine Holdings, Inc.	2,634,200	1.2
497,300		Yahoo! Japan Corp.	2,021,477	0.9
			32,202,376	14.3

22

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Malaysia: 0.5%
1,658,200		Astro Malaysia Holdings Bhd	1,062,750	0.5

		Mexico: 0.7%
180,600	@,L	Grupo Financiero Santander Mexico SAB de CV ADR	1,565,802	0.7

		Netherlands: 5.2%
98,690	@	Altice NV - A	1,417,916	0.6
18,187	@	Altice NV - B	265,084	0.1
24,017		ASML Holding NV	2,133,958	1.0
42,946		Airbus Group SE	2,894,034	1.3
74,050	@	ING Groep NV	1,001,905	0.5
25,200		NXP Semiconductor NV - NXPI - US	2,123,100	0.9
79,909		Royal Dutch Shell PLC - Class B	1,821,211	0.8
			11,657,208	5.2

		Russia: 0.5%
11,364	@	Magnit PJSC GDR	456,968	0.2
117,302	@	Sberbank PAO ADR	679,179	0.3
			1,136,147	0.5

		South Africa: 0.4%
44,754		Aspen Pharmacare Holdings Ltd.	893,499	0.4

		South Korea: 1.8%
2,796		LG Household & Health Care Ltd.	2,482,800	1.1
2,676		NAVER Corp.	1,492,243	0.7
			3,975,043	1.8

		Spain: 2.6%
54,173		Amadeus IT Holding S.A.	2,387,669	1.0
204,763		Banco Bilbao Vizcaya Argentaria S.A.	1,496,167	0.7
64,600	@	Grifols SA ADR	2,093,040	0.9
			5,976,876	2.6

		Sweden: 4.4%
113,812		Assa Abloy AB	2,382,393	1.1
75,713		Hexagon AB	2,800,839	1.2
87,480		Svenska Cellulosa AB SCA	2,535,180	1.1
173,902		Svenska Handelsbanken AB	2,309,677	1.0
			10,028,089	4.4

		Switzerland: 7.5%
24,202		Cie Financiere Richemont SA	1,732,208	0.8
103,023	@	Credit Suisse Group AG	2,219,318	1.0
70,327		GAM Holding Ltd.	1,164,096	0.5
38,597		Julius Baer Group Ltd.	1,867,213	0.8
46,533		Nestle S.A.	3,454,389	1.5
35,787		Novartis AG	3,078,372	1.4
9,326		Roche Holding AG	2,584,313	1.1
2,436		Syngenta AG	953,458	0.4
			17,053,367	7.5

		Taiwan: 1.5%
809,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,490,221	1.5

		Thailand: 0.4%
735,500		CP ALL PCL	798,684	0.4

		Turkey: 0.6%
1		BIM Birlesik Magazalar AS	17	0.0
513,397		Turkiye Garanti Bankasi A/S	1,250,722	0.6
			1,250,739	0.6

		United Arab Emirates: 1.0%
113,011		DP World Ltd.	2,292,411	1.0

		United Kingdom: 16.2%
120,614		ARM Holdings PLC	1,838,413	0.8
396,569		Aviva PLC	3,010,165	1.3
362,476		Barclays PLC	1,166,734	0.5
138,018		Sky PLC	2,262,508	1.0
60,943		Burberry Group PLC	1,072,239	0.5
216,744		Capita Group PLC	3,856,443	1.7
123,350		Compass Group PLC	2,137,449	1.0
59,662		easyJet PLC	1,530,159	0.7
112,581		Experian PLC	1,989,814	0.9
21,935	@	Liberty Global PLC LILAC Group C	943,205	0.4
1,880,164		Lloyds Banking Group Plc	2,023,059	0.9
10,247,892	@	Rolls-Royce Holdings PLC	15,108	0.0
87,454	@	Rolls-Royce Holdings PLC	740,777	0.3
440,135		Royal Bank of Scotland Group PLC	1,956,439	0.9
28,325		SABMiller PLC	1,694,526	0.8
36,192		Shire PLC	2,483,054	1.1
173,471	@	Standard Chartered PLC	1,439,324	0.6
199,283		Standard Life PLC	1,141,203	0.5
717,115		Vodafone Group PLC	2,325,450	1.0
128,876		WPP PLC	2,964,395	1.3
			36,590,464	16.2

		United States: 5.6%
8,886	@	Anheuser-Busch InBev Worldwide, Inc.	1,105,844	0.5
30,200		Las Vegas Sands Corp.	1,323,968	0.6
26,800		Liberty Global PLC - Class A	1,135,248	0.5
53,700		Liberty Global PLC - Class C	2,189,349	1.0
15,700		Philip Morris International, Inc.	1,380,187	0.6
3,480	@	Priceline.com, Inc.	4,436,826	1.9
387,900	@	Samsonite International SA	1,162,528	0.5
			12,733,950	5.6

	Total Common Stock
	(Cost $213,933,123)		219,309,956	97.1

23

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.7%
	Brazil: 0.6%
199,076	Itau Unibanco Holding S.A.	1,324,909	0.6

	United States: 0.1%
3,895	@ Peixe Urbano, Inc. - Series A	78	0.0
17,165	@ Peixe Urbano, Inc. - Series C	7,381	0.0
9,427	@ Xiaoju Kuaizhi, Inc., Series A-17	288,245	0.1
		295,704	0.1

	Total Preferred Stock
	(Cost $2,962,437)	1,620,613	0.7

	Total Long-Term Investments
	(Cost $216,895,560)	220,930,569	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 1.2%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,000,037, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,020,000, due 01/15/16-04/01/51)	1,000,000	0.4
555,825	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $555,843, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $566,943, due 11/15/44)	555,825	0.3
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,000,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/15/16-10/20/65)	1,000,000	0.5
		2,555,825	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
2,538,559	T. Rowe Price Reserve Investment Fund, 0.225%††
	(Cost $2,538,559)	2,538,559	1.1

	Total Short-Term Investments
	(Cost $5,094,384)	5,094,384	2.3

	Total Investments in Securities (Cost $221,989,944)	$226,024,953	100.1
	Liabilities in Excess of Other Assets	(172,071)	(0.1)
	Net Assets	$225,852,882	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $224,449,997.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,913,479
Gross Unrealized Depreciation	(21,338,523)

Net Unrealized Appreciation	$1,574,956

24

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.5%
		Basic Materials: 4.9%
750,000		Aleris International, Inc., 7.875%, 11/01/20	575,250	0.1
1,760,000	L	ArcelorMittal, 5.125%, 06/01/20	1,469,600	0.2
1,760,000	L	ArcelorMittal, 6.125%, 06/01/25	1,289,200	0.2
2,365,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	2,294,050	0.4
2,000,000	#	Cascades, Inc., 5.500%, 07/15/22	1,947,500	0.3
1,580,000	#	Constellium NV, 5.750%, 05/15/24	1,082,300	0.2
1,500,000		Eagle Spinco, Inc., 4.625%, 02/15/21	1,385,625	0.2
895,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	521,337	0.1
2,333,096		FMG Resources August 2006 Pty Ltd, 2.750%, 06/28/19	1,751,442	0.3
1,750,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	1,242,500	0.2
1,500,000		Hexion US Finance Corp., 6.625%, 04/15/20	1,181,250	0.2
1,220,000	#,L	Huntsman International LLC, 5.125%, 11/15/22	1,104,100	0.2
2,500,000		Momentive Performance Materials, Inc., 3.880%, 10/24/21	1,737,500	0.3
4,000,000	±	Momentive Performance Materials, Inc., 8.875%, 10/15/20	–	–
130,000	#	Platform Specialty Products Corp., 10.375%, 05/01/21	130,000	0.0
1,295,000	#	PQ Corp., 8.750%, 05/01/18	1,261,006	0.2
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	431,250	0.1
1,000,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	785,000	0.1
1,075,000		Steel Dynamics, Inc., 5.125%, 10/01/21	999,750	0.2
1,000,000		Steel Dynamics, Inc., 5.500%, 10/01/24	915,000	0.1
2,710,000		Tronox Finance LLC, 6.375%, 08/15/20	1,644,428	0.3
3,000,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	2,685,000	0.4
2,610,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,758,444	0.4
945,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	956,812	0.1
945,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	957,994	0.1
			31,106,338	4.9

		Communications: 20.7%
400,000	#	Altice Financing SA, 6.500%, 01/15/22	397,000	0.1
1,080,000	#	Altice Financing SA, 6.625%, 02/15/23	1,069,200	0.2
1,000,000	#,L	Altice Finco SA, 8.125%, 01/15/24	970,000	0.2
1,530,000	#	Altice SA, 7.625%, 02/15/25	1,323,450	0.2
3,300,000	#	Altice SA, 7.750%, 05/15/22	2,986,500	0.5
885,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	888,319	0.1
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	1,041,250	0.2
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	1,012,500	0.2
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	1,041,875	0.2
2,395,000	#	CCOH Safari LLC, 5.750%, 02/15/26	2,406,975	0.4
3,000,000		CenturyLink, Inc., 5.625%, 04/01/20	2,977,500	0.5
3,000,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	3,075,000	0.5
1,000,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	968,750	0.1
1,250,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,223,437	0.2
1,000,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	927,500	0.1
1,760,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,698,400	0.3
1,000,000	#	CommScope, Inc., 5.500%, 06/15/24	953,750	0.1
2,920,000		CSC Holdings LLC, 5.250%, 06/01/24	2,569,600	0.4
2,450,000		DISH DBS Corp., 5.000%, 03/15/23	2,131,500	0.3
1,000,000		DISH DBS Corp., 5.875%, 07/15/22	935,000	0.1
1,750,000		DISH DBS Corp., 6.750%, 06/01/21	1,767,500	0.3
400,000		DISH DBS Corp., 7.875%, 09/01/19	436,000	0.1
1,285,000		Equinix, Inc., 5.375%, 04/01/23	1,317,125	0.2
1,000,000		Frontier Communications Corp., 7.125%, 03/15/19	1,004,900	0.2
730,000	#	Frontier Communications Corp., 8.875%, 09/15/20	740,950	0.1

See Accompanying Notes to Financial Statements

25

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS As of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
920,000	#	Frontier Communications Corp., 10.500%, 09/15/22	916,550	0.1
1,825,000	#	Frontier Communications Corp., 11.000%, 09/15/25	1,811,312	0.3
1,775,000		GCI, Inc., 6.875%, 04/15/25	1,823,812	0.3
2,500,000		Gray Television, Inc., 7.500%, 10/01/20	2,578,125	0.4
1,900,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	2,016,375	0.3
1,500,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	1,185,000	0.2
1,000,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	875,000	0.1
1,500,000		Intelsat Luxembourg SA, 8.125%, 06/01/23	682,500	0.1
2,175,000		Lamar Media Corp., 5.375%, 01/15/24	2,251,125	0.4
500,000		Lamar Media Corp., 5.875%, 02/01/22	527,500	0.1
2,955,000	#	Level 3 Financing, Inc., 5.125%, 05/01/23	2,943,919	0.5
800,000	#	Level 3 Financing, Inc., 5.375%, 01/15/24	806,000	0.1
1,220,000		LIN Television Corp., 5.875%, 11/15/22	1,216,950	0.2
1,750,000		LIN Television Corp., 6.375%, 01/15/21	1,839,687	0.3
2,725,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	2,677,312	0.4
3,000,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	3,125,970	0.5
3,000,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	3,045,000	0.5
1,125,000	#	Neptune Finco Corp., 6.625%, 10/15/25	1,172,813	0.2
3,270,000	#	Neptune Finco Corp., 10.875%, 10/15/25	3,433,500	0.5
3,000,000		Netflix, Inc., 5.750%, 03/01/24	3,097,500	0.5
200,000	#	Netflix, Inc., 5.875%, 02/15/25	206,000	0.0
2,000,000		Nexstar Broadcasting, Inc., 6.875%, 11/15/20	2,052,500	0.3
1,250,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,273,438	0.2
925,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	916,906	0.1
1,100,000		Northwestern Bell Telephone, 7.750%, 05/01/30	1,186,420	0.2
3,575,000	#	Numericable Group SA, 6.250%, 05/15/24	3,458,813	0.5
2,500,000	#	Numericable Group SA, 6.000%, 05/15/22	2,431,250	0.4
1,170,000	#	Plantronics, Inc., 5.500%, 05/31/23	1,167,075	0.2
1,335,000	#	Sable International Finance Ltd., 6.875%, 08/01/22	1,294,950	0.2
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	526,250	0.1
2,850,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	2,921,250	0.5
2,500,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,590,625	0.4
1,340,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,403,650	0.2
2,500,000		Sprint Capital Corp., 6.900%, 05/01/19	2,050,000	0.3
2,000,000		Sprint Corp., 7.125%, 06/15/24	1,465,000	0.2
500,000		Sprint Corp., 7.250%, 09/15/21	373,750	0.1
5,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	3,600,000	0.6
2,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	1,505,000	0.2
2,610,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	2,649,150	0.4
3,400,000	#	TEGNA, Inc., 5.500%, 09/15/24	3,408,500	0.5
750,000		T-Mobile USA, Inc., 6.250%, 04/01/21	776,250	0.1
1,200,000		T-Mobile USA, Inc., 6.500%, 01/15/26	1,214,388	0.2
2,950,000		T-Mobile USA, Inc., 6.731%, 04/28/22	3,082,750	0.5
250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	259,375	0.0
2,500,000	#	Tribune Media Co., 5.875%, 07/15/22	2,506,250	0.4
3,000,000	#	Univision Communications, Inc., 5.125%, 02/15/25	2,857,500	0.4
3,140,000	#	West Corp., 5.375%, 07/15/22	2,720,025	0.4
1,750,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,736,875	0.3
1,940,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,838,150	0.3
2,955,000		Windstream Corp., 7.500%, 04/01/23	2,237,822	0.3
2,360,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,242,000	0.4
			131,841,843	20.7

		Consumer, Cyclical: 16.4%
2,840,000		Affinia Group, Inc., 7.750%, 05/01/21	2,904,752	0.4
750,000		Allegion US Holding Co., Inc., 5.750%, 10/01/21	763,125	0.1
2,000,000		AMC Entertainment, Inc., 5.875%, 02/15/22	2,040,000	0.3
1,160,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	1,067,200	0.2

See Accompanying Notes to Financial Statements

26

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
2,905,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	3,013,937	0.5
2,930,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	2,505,150	0.4
3,000,000	#	BMC Stock Holdings, Inc., 9.000%, 09/15/18	3,135,000	0.5
1,180,000		Boyd Gaming Corp., 6.875%, 05/15/23	1,218,350	0.2
2,580,000	L	Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	2,463,900	0.4
580,000		Caleres, Inc., 6.250%, 08/15/23	574,200	0.1
2,250,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	2,311,875	0.4
1,170,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,202,175	0.2
2,320,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	1,299,200	0.2
2,635,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	2,674,525	0.4
2,685,000		Century Communities, Inc., 6.875%, 05/15/22	2,476,912	0.4
1,790,000		Dana Holding Corp., 5.500%, 12/15/24	1,745,250	0.3
585,000	#	Family Tree Escrow LLC, 5.250%, 03/01/20	606,938	0.1
2,915,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	3,053,462	0.5
1,180,000		Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	1,165,250	0.2
970,000		Goodyear Tire & Rubber Co/The, 5.125%, 11/15/23	999,100	0.2
1,175,000	#,L	Guitar Center, Inc., 6.500%, 04/15/19	1,004,625	0.2
1,100,000	#,L	Guitar Center, Inc., 9.625%, 04/15/20	775,500	0.1
600,000	#	HD Supply, Inc., 5.250%, 12/15/21	614,250	0.1
3,560,000	#	Hot Topic, Inc., 9.250%, 06/15/21	3,168,400	0.5
945,000	#	International Game Technology PLC, 5.625%, 02/15/20	935,550	0.1
980,000	#	International Game Technology PLC, 6.250%, 02/15/22	921,200	0.1
955,000	#	International Game Technology PLC, 6.500%, 02/15/25	845,175	0.1
3,280,000	L	JC Penney Corp., Inc., 8.125%, 10/01/19	2,984,800	0.5
2,450,000		LKQ Corp., 4.750%, 05/15/23	2,309,125	0.4
2,065,000	#	M/I Homes, Inc., 6.750%, 01/15/21	2,039,188	0.3
2,000,000	#,L	MCE Finance Ltd., 5.000%, 02/15/21	1,830,000	0.3
850,000		Meritage Homes Corp., 7.150%, 04/15/20	898,875	0.1
2,185,000		Meritage Homes Corp., 7.000%, 04/01/22	2,299,713	0.4
2,585,000		Meritor, Inc., 6.250%, 02/15/24	2,223,100	0.3
2,000,000		MGM Resorts International, 6.625%, 12/15/21	2,057,500	0.3
2,000,000		MGM Resorts International, 6.750%, 10/01/20	2,065,000	0.3
1,000,000		MGM Resorts International, 8.625%, 02/01/19	1,112,810	0.2
665,000	#,L	Michaels Stores, Inc., 5.875%, 12/15/20	688,275	0.1
1,200,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	1,224,000	0.2
2,600,000	#,&	Neiman Marcus Group LLC., 8.750%, 10/15/21	1,625,000	0.2
2,455,000		Oshkosh Corp., 5.375%, 03/01/22	2,467,275	0.4
1,050,000	#,L	Party City Holdings, Inc., 6.125%, 08/15/23	1,023,750	0.2
2,915,000	#	Rite Aid Corp., 6.125%, 04/01/23	3,027,956	0.5
2,315,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	2,396,025	0.4
1,050,000		Ryland Group, Inc., 5.375%, 10/01/22	1,060,500	0.2
1,000,000	#	Schaeffler Finance BV, 4.750%, 05/15/21	1,010,000	0.2
250,000	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	270,000	0.0
1,900,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,961,750	0.3
494,000		Scientific Games Corp., 8.125%, 09/15/18	363,090	0.0
1,000,000		Scientific Games International, Inc., 6.250%, 09/01/20	475,000	0.1
810,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	777,600	0.1
1,815,000		Scientific Games International, Inc., 10.000%, 12/01/22	1,297,725	0.2
580,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	597,400	0.1
580,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	598,850	0.1
3,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	2,865,000	0.4
3,000,000		Springs Industries, Inc., 6.250%, 06/01/21	2,985,000	0.5
1,250,000	#,L	Studio City Finance Ltd., 8.500%, 12/01/20	1,212,500	0.2
1,430,000		Toll Brothers Finance Corp., 4.875%, 11/15/25	1,408,550	0.2
2,050,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	2,029,500	0.3
2,250,000		US Airways Group, Inc., 6.125%, 06/01/18	2,295,000	0.4
2,220,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	2,114,550	0.3

See Accompanying Notes to Financial Statements

27

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
505,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	488,588	0.1
2,540,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	2,209,800	0.3
350,000		Wolverine World Wide, Inc., 6.125%, 10/15/20	365,750	0.1
			104,143,546	16.4

		Consumer, Non-cyclical: 22.6%
3,490,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	3,280,600	0.5
2,616,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	2,733,720	0.4
1,545,000	#	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	1,646,383	0.3
1,170,000	#,L	Alere, Inc., 6.375%, 07/01/23	1,096,875	0.2
1,225,000		Amsurg Corp., 5.625%, 11/30/20	1,249,500	0.2
2,445,000		Amsurg Corp., 5.625%, 07/15/22	2,429,719	0.4
1,890,000	#,L	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,672,650	0.3
2,750,000		ARAMARK Corp., 5.750%, 03/15/20	2,849,687	0.4
1,000,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,047,500	0.2
1,180,000	#,&,L	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	1,008,900	0.2
1,165,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,179,562	0.2
2,500,000	#,L	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	2,162,500	0.3
1,210,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	1,228,150	0.2
2,570,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	2,325,850	0.4
2,440,000	#,&	Capsugel SA, 7.000%, 05/15/19	2,383,575	0.4
1,755,000	#	CEB, Inc., 5.625%, 06/15/23	1,746,225	0.3
2,425,000		Central Garden & Pet Co., 6.125%, 11/15/23	2,461,375	0.4
1,290,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	1,017,487	0.2
750,000	L	CHS/Community Health Systems, Inc., 6.875%, 02/01/22	715,312	0.1
2,000,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	2,002,500	0.3
1,000,000		Cott Beverages, Inc., 5.375%, 07/01/22	982,500	0.2
1,790,000		Cott Beverages, Inc., 6.750%, 01/01/20	1,852,650	0.3
1,660,000		DaVita HealthCare Partners, Inc., 5.125%, 07/15/24	1,663,112	0.3
860,000		DaVita HealthCare Partners, Inc., 5.000%, 05/01/25	832,050	0.1
1,465,000	#	Endo Finance LLC, 5.875%, 01/15/23	1,443,025	0.2
880,000	#	Endo Finance LLC, 6.000%, 07/15/23	880,000	0.1
2,880,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	2,836,800	0.4
2,000,000		HCA Holdings, Inc., 6.250%, 02/15/21	2,125,000	0.3
1,185,000		HCA, Inc., 5.375%, 02/01/25	1,171,669	0.2
2,000,000		HCA, Inc., 5.875%, 05/01/23	2,060,000	0.3
3,500,000		HCA, Inc., 7.500%, 02/15/22	3,893,750	0.6
2,000,000		HCA, Inc., 8.000%, 10/01/18	2,245,000	0.4
2,370,000		HealthSouth Corp., 5.750%, 11/01/24	2,272,238	0.4
1,000,000		Hertz Corp., 6.750%, 04/15/19	1,024,000	0.2
1,500,000	L	Hertz Corp., 7.375%, 01/15/21	1,563,750	0.2
2,445,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,506,125	0.4
3,500,000		Immucor, Inc., 11.125%, 08/15/19	3,202,500	0.5
2,905,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,839,638	0.4
750,000	#	Jarden Corp., 5.000%, 11/15/23	770,625	0.1
470,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	411,250	0.1
2,250,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	2,047,500	0.3
2,250,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	2,295,000	0.4
1,731,847		Kindred Healthcare, Inc., 4.250%, 04/09/21	1,671,232	0.3
2,540,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,514,600	0.4
2,400,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	2,424,000	0.4
810,000	#	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23	773,550	0.1
1,060,000	#	MEDNAX, Inc., 5.250%, 12/01/23	1,067,950	0.2
2,920,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,628,000	0.4
1,535,000	#	Molina Healthcare, Inc., 5.375%, 11/15/22	1,538,838	0.2
3,120,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	3,135,600	0.5
2,525,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,512,375	0.4
1,170,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,219,725	0.2
1,500,000		NBTY, Inc., 9.000%, 10/01/18	1,522,335	0.2

See Accompanying Notes to Financial Statements

28

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,100,000	#,L	Post Holdings, Inc., 7.750%, 03/15/24	1,155,000	0.2
1,100,000	#,L	Post Holdings, Inc., 8.000%, 07/15/25	1,168,750	0.2
3,365,000		Quad/Graphics, Inc., 7.000%, 05/01/22	2,128,363	0.3
1,000,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,019,690	0.2
2,500,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	2,521,875	0.4
1,000,000		RR Donnelley & Sons Co., 6.000%, 04/01/24	896,250	0.1
2,250,000		RR Donnelley & Sons Co., 7.000%, 02/15/22	2,137,500	0.3
2,500,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	2,506,250	0.4
1,500,000		ServiceMaster Company, 3.250%, 07/01/21	1,490,625	0.2
145,000	#	Spectrum Brands, Inc., 5.750%, 07/15/25	149,350	0.0
1,500,000		Spectrum Brands, Inc., 6.375%, 11/15/20	1,601,250	0.2
1,000,000		Spectrum Brands, Inc., 6.625%, 11/15/22	1,060,000	0.2
2,060,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	1,972,450	0.3
510,000	#	Team Health, Inc., 7.250%, 12/15/23	529,125	0.1
2,323,000		Teleflex, Inc., 5.250%, 06/15/24	2,323,000	0.4
750,000		Tenet Healthcare Corp., 6.000%, 10/01/20	793,125	0.1
2,025,000		Tenet Healthcare Corp., 6.750%, 02/01/20	1,933,875	0.3
1,590,000		Tenet Healthcare Corp., 6.750%, 06/15/23	1,477,706	0.2
750,000		Tenet Healthcare Corp., 8.125%, 04/01/22	751,875	0.1
1,000,000		Tenet Healthcare Corp., 8.000%, 08/01/20	1,007,500	0.2
1,000,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	1,010,000	0.2
300,000		United Rentals North America, Inc., 6.125%, 06/15/23	308,250	0.0
2,500,000		United Rentals North America, Inc., 7.625%, 04/15/22	2,684,250	0.4
1,000,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	885,000	0.1
3,000,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	3,007,500	0.5
1,500,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	1,387,500	0.2
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	491,250	0.1
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	970,000	0.1
580,000	#	VRX Escrow Corp., 5.375%, 03/15/20	548,100	0.1
2,580,000	#	VRX Escrow Corp., 5.875%, 05/15/23	2,315,550	0.4
2,080,000	#	VRX Escrow Corp., 6.125%, 04/15/25	1,861,600	0.3
1,260,000		WhiteWave Foods Co., 5.375%, 10/01/22	1,335,600	0.2
			143,592,616	22.6

		Diversified: 1.3%
1,000,000	&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	977,500	0.1
2,905,000	#	Argos Merger Sub, Inc., 7.125%, 03/15/23	2,887,570	0.5
1,285,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	1,268,937	0.2
2,010,000	#	James Hardie International Finance Ltd, 5.875%, 02/15/23	2,060,250	0.3
1,250,000	#	The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21	1,285,938	0.2
			8,480,195	1.3

		Energy: 7.2%
2,000,000		Alta Mesa Holdings / Alta Mesa Finance Services Corp., 9.625%, 10/15/18	710,000	0.1
610,000		Antero Resources Corp., 5.125%, 12/01/22	466,650	0.1
1,000,000		Antero Resources Corp., 6.000%, 12/01/20	840,000	0.1
3,000,000		Berry Petroleum Co., 6.375%, 09/15/22	742,500	0.1
3,030,000	#	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22	2,105,850	0.3
2,710,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.500%, 04/15/21	2,371,250	0.4
250,000	#	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	213,750	0.0
1,180,000		Carrizo Oil & Gas, Inc., 6.250%, 04/15/23	961,700	0.2
2,500,000		Chaparral Energy, Inc., 7.625%, 11/15/22	587,500	0.1
2,500,000		Chesapeake Energy Corp., 5.750%, 03/15/23	737,500	0.1
1,000,000	L	Chesapeake Energy Corp., 7.250%, 12/15/18	400,000	0.1
2,500,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 12/15/20	1,850,000	0.3
2,250,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.125%, 04/15/21	2,120,625	0.3
1,760,000		EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 06/15/23	888,800	0.1

See Accompanying Notes to Financial Statements

29

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,180,000	#,L	Halcon Resources Corp., 8.625%, 02/01/20	818,625	0.1
2,500,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	2,087,500	0.3
2,500,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	537,500	0.1
2,365,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	1,442,650	0.2
2,500,000		Memorial Production Partners L.P. / Memorial Production Finance Corp., 6.875%, 08/01/22	762,500	0.1
1,950,000		Memorial Resource Development Corp., 5.875%, 07/01/22	1,716,000	0.3
2,760,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,911,800	0.5
1,175,000		Northern Oil And Gas, Inc., 8.000%, 06/01/20	787,250	0.1
1,765,000	L	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	1,614,975	0.3
640,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.000%, 10/01/22	567,994	0.1
3,050,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,821,250	0.4
640,000		Rose Rock Midstream L.P. / Rose Rock Finance Corp., 5.625%, 07/15/22	457,600	0.1
1,310,000	L	Sanchez Energy Corp., 6.125%, 01/15/23	713,950	0.1
976,000		Sanchez Energy Corp., 7.750%, 06/15/21	600,240	0.1
1,784,000		SemGroup Corp., 7.500%, 06/15/21	1,605,600	0.3
3,165,000		Seventy Seven Energy, Inc., 6.500%, 07/15/22	514,313	0.1
595,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	371,875	0.1
1,480,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	925,000	0.1
2,485,000	#	Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	2,348,325	0.4
3,455,000	#	Talos Production LLC, 9.750%, 02/15/18	1,502,925	0.2
720,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.750%, 03/15/24	615,600	0.1
398,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.875%, 10/01/20	382,080	0.1
2,500,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	2,387,500	0.4
2,812,000		WPX Energy, Inc., 6.000%, 01/15/22	1,982,460	0.3
			45,471,637	7.2

		Financial: 6.9%
3,565,000		AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.500%, 05/15/21	3,631,844	0.6
250,000		AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.625%, 10/30/20	256,562	0.0
2,750,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	2,626,250	0.4
500,000		Ally Financial, Inc., 3.500%, 07/18/16	502,500	0.1
1,000,000		Ally Financial, Inc., 4.125%, 03/30/20	997,500	0.1
2,500,000		Ally Financial, Inc., 7.500%, 09/15/20	2,834,375	0.4
1,652,000		Ally Financial, Inc., 8.000%, 11/01/31	1,949,360	0.3
2,520,000		CBRE Services, Inc., 5.250%, 03/15/25	2,557,402	0.4
1,000,000		CIT Group, Inc., 4.250%, 08/15/17	1,025,000	0.2
1,000,000	#	CIT Group, Inc., 5.500%, 02/15/19	1,047,500	0.2
3,000,000		CIT Group, Inc., 5.000%, 08/15/22	3,088,140	0.5
1,775,000		Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.250%, 10/15/23	1,522,062	0.2
2,000,000		Crown Castle International Corp., 5.250%, 01/15/23	2,110,000	0.3
1,700,000		Equinix, Inc., 5.750%, 01/01/25	1,746,750	0.3
2,350,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	2,303,000	0.4
1,250,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.875%, 03/15/19	1,241,875	0.2
1,000,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	1,012,150	0.2
1,250,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,373,437	0.2
1,000,000		International Lease Finance Corp., 8.250%, 12/15/20	1,185,000	0.2
250,000		Iron Mountain, Inc., 5.750%, 08/15/24	242,188	0.0
565,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	597,488	0.1
665,000		iStar Financial, Inc., 4.000%, 11/01/17	653,695	0.1
1,330,000		iStar Financial, Inc., 5.000%, 07/01/19	1,296,750	0.2

See Accompanying Notes to Financial Statements

30

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
499,200	#,±	Lehman Brothers Holdings, Inc., 8.160%, 05/30/09	19,562	0.0
3,035,000		Navient Corp., 5.875%, 10/25/24	2,439,381	0.4
750,000		Navient Corp., 6.125%, 03/25/24	614,063	0.1
2,685,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	2,134,575	0.3
1,210,000	#,L	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,244,788	0.2
600,000		Springleaf Finance Corp., 5.250%, 12/15/19	571,500	0.1
1,000,000		Springleaf Finance Corp., 6.900%, 12/15/17	1,037,500	0.2
			43,862,197	6.9

		Industrial: 8.5%
2,630,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	2,662,875	0.4
630,000		AECOM, 5.750%, 10/15/22	651,262	0.1
1,880,000		AECOM, 5.875%, 10/15/24	1,924,650	0.3
250,000		Allegion PLC, 5.875%, 09/15/23	255,625	0.0
2,873,614	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	2,846,659	0.4
441,176	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	435,662	0.1
1,170,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,187,550	0.2
3,020,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	2,340,500	0.4
2,250,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	2,244,375	0.4
2,295,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	2,352,375	0.4
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,455,000	0.2
2,500,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	2,525,000	0.4
295,000	#	EnerSys, 5.000%, 04/30/23	295,000	0.0
2,500,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,925,000	0.3
2,780,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	2,015,500	0.3
861,000		GCI, Inc., 6.750%, 06/01/21	878,220	0.1
1,735,000	#	Masonite International Corp., 5.625%, 03/15/23	1,800,062	0.3
2,000,000		Nortek, Inc., 8.500%, 04/15/21	2,085,200	0.3
1,595,000	#	Orbital ATK, Inc., 5.500%, 10/01/23	1,626,900	0.3
275,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	279,641	0.0
2,525,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,599,172	0.4
2,880,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	2,649,600	0.4
2,500,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,425,000	0.4
2,675,000	#	Sanmina Corp., 4.375%, 06/01/19	2,695,063	0.4
1,970,000		SBA Communications Corp., 4.875%, 07/15/22	1,947,837	0.3
1,000,000	#	Sealed Air Corp., 5.500%, 09/15/25	1,022,500	0.2
500,000	#	Sealed Air Corp., 6.500%, 12/01/20	553,750	0.1
510,000	#	Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	504,900	0.1
1,180,000	#	TransDigm, Inc., 6.500%, 05/15/25	1,147,550	0.2
1,340,000		TransDigm, Inc., 6.500%, 07/15/24	1,339,330	0.2
1,000,000		TransDigm, Inc., 6.000%, 07/15/22	982,500	0.2
2,515,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	2,508,713	0.4
2,000,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,525,000	0.2
675,000	#,&	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	338,344	0.1
			54,026,315	8.5

		Lodging & Casinos: 0.4%
2,820,000		Station Casinos LLC Term Loan, 3.250%, 03/01/20	2,771,826	0.4

		Retailers (Except Food & Drug): 0.4%
2,500,000		Party City Holdings Inc. 2015 Term Loan B, 3.250%, 08/19/22	2,433,595	0.4

		Technology: 5.1%
2,000,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	2,125,000	0.3
1,210,000	#	Audatex North America, Inc., 6.125%, 11/01/23	1,222,100	0.2
1,565,000	#	Audatex North America, Inc., 6.000%, 06/15/21	1,582,606	0.3
3,000,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,006,250	0.3
1,850,000	#,&,L	Boxer Parent Co., Inc., 9.000%, 10/15/19	1,153,937	0.2
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/24	1,575,000	0.2
1,200,000		CDW LLC / CDW Finance Corp., 6.000%, 08/15/22	1,270,500	0.2
3,750,000		Emdeon, Inc., 11.000%, 12/31/19	3,923,437	0.6
2,001,000	#	Entegris, Inc., 6.000%, 04/01/22	2,033,516	0.3
500,000	#	First Data Corp., 5.000%, 01/15/24	498,750	0.1

See Accompanying Notes to Financial Statements

31

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
370,000	#	First Data Corp., 5.375%, 08/15/23	372,775	0.1
1,000,000	#	First Data Corp., 5.750%, 01/15/24	987,500	0.2
2,650,000	#	First Data Corp., 7.000%, 12/01/23	2,656,625	0.4
1,500,000	#	IMS Health, Inc., 6.000%, 11/01/20	1,548,750	0.2
2,360,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,713,950	0.3
910,000	#	MSCI, Inc., 5.250%, 11/15/24	925,925	0.1
865,000	#	MSCI, Inc., 5.750%, 08/15/25	888,788	0.1
1,500,000		NCR Corp., 4.625%, 02/15/21	1,434,375	0.2
500,000		NCR Corp., 5.000%, 07/15/22	486,875	0.1
750,000		NCR Corp., 6.375%, 12/15/23	741,563	0.1
1,780,000	#	Open Text Corp., 5.625%, 01/15/23	1,766,650	0.3
510,000	#	Qorvo, Inc., 6.750%, 12/01/23	521,475	0.1
510,000	#	Qorvo, Inc., 7.000%, 12/01/25	526,575	0.1
405,000	#	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26	422,213	0.1
			32,385,135	5.1

		Utilities: 2.1%
870,000		AES Corp., 5.500%, 03/15/24	780,825	0.1
1,250,000		AES Corp., 7.375%, 07/01/21	1,281,250	0.2
70,000	L	AES Corp., 8.000%, 06/01/20	77,350	0.0
1,275,000		Calpine Corp., 5.375%, 01/15/23	1,150,687	0.2
2,085,000		Calpine Corp., 5.500%, 02/01/24	1,850,438	0.3
1,275,000		Calpine Corp., 5.750%, 01/15/25	1,129,969	0.2
3,000,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	2,985,000	0.5
1,750,000		NRG Energy, Inc., 6.250%, 07/15/22	1,526,875	0.2
500,000		NRG Energy, Inc., 7.875%, 05/15/21	471,250	0.1
2,000,000		NRG Energy, Inc., 8.250%, 09/01/20	1,950,000	0.3
			13,203,644	2.1

	Total Corporate Bonds/Notes
	(Cost $673,517,598)		613,318,887	96.5

SHORT-TERM INVESTMENTS: 4.2%
		Securities Lending Collateralcc: 4.2%
6,353,583		Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $6,353,820, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $6,480,655, due 01/15/16-04/01/51)	6,353,583	1.0
5,076,442		HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $5,076,603, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $5,177,985, due 11/15/44)	5,076,442	0.8
6,353,583		Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $6,353,792, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $6,480,655, due 06/13/16-03/01/44)	6,353,583	1.0
6,353,583		Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $6,353,813, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,480,655, due 01/15/16-10/20/65)	6,353,583	1.0

See Accompanying Notes to Financial Statements

32

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
2,614,310	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,614,427, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,668,516, due 01/15/17-02/15/42)	2,614,310	0.4
		26,751,501	4.2

	Total Short-Term Investments
	(Cost $26,751,501)	26,751,501	4.2

	Total Investments in Securities (Cost $700,269,099)	$640,070,388	100.7
	Liabilities in Excess of Other Assets	(4,562,418)	(0.7)
	Net Assets	$635,507,970	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
&	Payment-in-kind
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.
±	Defaulted security

Cost for federal income tax purposes is $700,425,841.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,777,927
Gross Unrealized Depreciation	(67,133,380)

Net Unrealized Depreciation	$(60,355,453)

See Accompanying Notes to Financial Statements

33

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 23.2%
404,863	@	Amazon.com, Inc.	273,642,853	4.4
545,643		AMC Networks, Inc.	40,748,619	0.6
90,881	@	Chipotle Mexican Grill, Inc.	43,609,248	0.7
2,559,716		Comcast Corp. – Class A	144,444,774	2.3
1,363,848	@	Dish Network Corp. - Class A	77,984,829	1.2
1,365,874		Dollar General Corp.	98,165,364	1.6
1,835,381		Home Depot, Inc.	242,729,137	3.9
1,180,494	@	Jarden Corp.	67,429,817	1.1
1,431,984		McDonald's Corp.	169,174,590	2.7
2,540,942		Nike, Inc.	158,808,875	2.5
1,436,774		Ross Stores, Inc.	77,312,809	1.2
1,046,653		Starbucks Corp.	62,830,580	1.0
			1,456,881,495	23.2

		Consumer Staples: 10.4%
850,797		Church & Dwight Co., Inc.	72,215,649	1.1
1,859,664		Coca-Cola Enterprises, Inc.	91,569,855	1.5
619,684		Costco Wholesale Corp.	100,078,966	1.6
1,341,177		CVS Health Corp.	131,126,875	2.1
507,074	@	Monster Beverage Corp.	75,533,743	1.2
1,792,045		PepsiCo, Inc.	179,061,137	2.9
			649,586,225	10.4

		Energy: 1.0%
1,789,312		Halliburton Co.	60,908,180	1.0

		Financials: 5.5%
254,870		Blackrock, Inc.	86,788,332	1.4
393,887		Intercontinental Exchange, Inc.	100,937,483	1.6
773,429		Moody's Corp.	77,605,866	1.2
2,258,918		TD Ameritrade Holding Corp.	78,407,044	1.3
			343,738,725	5.5

		Health Care: 17.2%
279,288	@	Allergan plc	87,277,500	1.4
772,247		Amgen, Inc.	125,358,855	2.0
296,902	@	Biogen, Inc.	90,955,928	1.4
1,939,048		Bristol-Myers Squibb Co.	133,387,112	2.1
767,534	@	Celgene Corp.	91,919,872	1.5
1,118,572	@	Edwards Lifesciences Corp.	88,344,816	1.4
815,499		Gilead Sciences, Inc.	82,520,344	1.3
499,156		McKesson Corp.	98,448,538	1.6
1,631,379		Merck & Co., Inc.	86,169,439	1.4
370,114		Shire PLC ADR	75,873,370	1.2
1,019,760		UnitedHealth Group, Inc.	119,964,566	1.9
			1,080,220,340	17.2

		Industrials: 10.8%
1,344,356		Ametek, Inc.	72,044,038	1.2
1,297,010		Danaher Corp.	120,466,289	1.9
2,356,934		Delta Air Lines, Inc.	119,472,985	1.9
1,489,328		Ingersoll-Rand PLC - Class A	82,344,945	1.3
395,703		Northrop Grumman Corp.	74,712,684	1.2
439,541		Roper Technologies, Inc.	83,420,486	1.3
603,166		Stanley Black & Decker, Inc.	64,375,907	1.0
1,402,207		Textron, Inc.	58,906,716	1.0
			675,744,050	10.8

		Information Technology: 28.4%
1,411,952	@	Adobe Systems, Inc.	132,638,771	2.1
412,988	@	Alphabet, Inc. - Class A	321,308,794	5.1
3,746,966		Apple, Inc.	394,405,641	6.3
715,732		Avago Technologies Ltd.	103,888,500	1.7
1,621,763	@	Cognizant Technology Solutions Corp.	97,338,215	1.6
1,041,806	@	Electronic Arts, Inc.	71,592,908	1.1
1,105,335	@	Facebook, Inc.	115,684,361	1.8
3,206,364		Microsoft Corp.	177,889,075	2.8
683,833		NXP Semiconductor NV - NXPI - US	57,612,930	0.9
879,905	@	Red Hat, Inc.	72,864,933	1.2
413,492	@	Salesforce.com, Inc.	32,417,773	0.5
2,646,287		Visa, Inc. - Class A	205,219,557	3.3
			1,782,861,458	28.4

		Materials: 3.3%
1,464,392	@	Crown Holdings, Inc.	74,244,674	1.2
1,165,356		Eastman Chemical Co.	78,673,184	1.2
898,454		Packaging Corp. of America	56,647,525	0.9
			209,565,383	3.3

	Total Common Stock
	(Cost $5,430,473,871)		6,259,505,856	99.8

SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
71,262,600		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
		(Cost $71,262,600)	71,262,600	1.1

	Total Short-Term Investments
	(Cost $71,262,600)		71,262,600	1.1

	Total Investments in Securities (Cost $5,501,736,471)		$6,330,768,456	100.9
	Liabilities in Excess of Other Assets		(54,512,339)	(0.9)
	Net Assets		$6,276,256,117	100.0

††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

34

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Cost for federal income tax purposes is $5,517,523,525.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$957,277,602
Gross Unrealized Depreciation	(144,032,671)

Net Unrealized Appreciation	$813,244,931

See Accompanying Notes to Financial Statements

35

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Consumer Discretionary: 6.5%
18,978		Amazon.com, Inc.	12,827,040	0.8
516,297		Coach, Inc.	16,898,401	1.0
199,304		Delphi Automotive PLC	17,086,332	1.1
186,958		Dish Network Corp. - Class A	10,690,258	0.7
242,643		Hasbro, Inc.	16,344,433	1.0
569,075		Hilton Worldwide Holdings, Inc.	12,178,205	0.7
169,749		McDonald's Corp.	20,054,147	1.2
440,822	@	Prime AET&D Holdings	–	–
			106,078,816	6.5

		Consumer Staples: 7.3%
221,041		Dr Pepper Snapple Group, Inc.	20,601,021	1.3
195,805		Kimberly-Clark Corp.	24,925,977	1.5
287,028		Kraft Heinz Co.	20,884,157	1.3
249,603		PepsiCo, Inc.	24,940,332	1.5
312,942		Philip Morris International, Inc.	27,510,731	1.7
			118,862,218	7.3

		Energy: 11.7%
268,734		Anadarko Petroleum Corp.	13,055,098	0.8
244,830		Baker Hughes, Inc.	11,298,904	0.7
404,480		Chevron Corp.	36,387,021	2.2
254,523		EOG Resources, Inc.	18,017,683	1.1
436,541		Halliburton Co.	14,859,856	0.9
337,209		Hess Corp.	16,347,892	1.0
394,895		Occidental Petroleum Corp.	26,698,851	1.6
306,530	@	Royal Dutch Shell PLC - Class A ADR	14,036,009	0.9
345,429	L	Total S.A. ADR	15,527,033	1.0
342,169		Valero Energy Corp.	24,194,770	1.5
			190,423,117	11.7

		Financials: 28.2%
355,204		Allstate Corp.	22,054,616	1.4
139,098		Ameriprise Financial, Inc.	14,802,809	0.9
382,354		Arthur J. Gallagher & Co.	15,653,573	1.0
528,739		BB&T Corp.	19,991,622	1.2
463,538		Blackstone Group LP	13,553,851	0.8
687,209		Brixmor Property Group, Inc.	17,743,736	1.1
795,517		Citigroup, Inc.	41,168,005	2.5
439,743		Discover Financial Services	23,579,020	1.5
437,627	@	Gaming and Leisure Properties, Inc.	12,166,031	0.8
423,055		Hartford Financial Services Group, Inc.	18,385,970	1.1
868,961		JPMorgan Chase & Co.	57,377,495	3.5
1,140,076	@	Keycorp	15,037,602	0.9
329,105		Lazard Ltd.	14,813,016	0.9
380,332		Liberty Property Trust	11,809,309	0.7
317,141		Lincoln National Corp.	15,939,507	1.0
143,569		Mid-America Apartment Communities, Inc.	13,037,501	0.8
203,091		Prudential Financial, Inc.	16,533,638	1.0
120,133		Simon Property Group, Inc.	23,358,660	1.5
600,210		Unum Group	19,980,991	1.2
1,304,027		Wells Fargo & Co.	70,886,908	4.4
			457,873,860	28.2

		Health Care: 11.7%
330,373		Bristol-Myers Squibb Co.	22,726,359	1.4
184,273		Gilead Sciences, Inc.	18,646,585	1.2
379,051		Medtronic PLC	29,156,603	1.8
842,418		Merck & Co., Inc.	44,496,519	2.7
1,531,488		Pfizer, Inc.	49,436,432	3.0
223,930		UnitedHealth Group, Inc.	26,343,125	1.6
			190,805,623	11.7

		Industrials: 8.8%
113,605		Boeing Co.	16,426,147	1.0
222,870		Deere & Co.	16,998,295	1.1
150,206		General Dynamics Corp.	20,632,296	1.3
1,938,654		General Electric Co.	60,389,072	3.7
148,011		Hubbell, Inc.	14,955,031	0.9
56,161	@	TransDigm Group, Inc.	12,829,981	0.8
			142,230,822	8.8

		Information Technology: 12.3%
366,712		Activision Blizzard, Inc.	14,195,422	0.9
204,525		Apple, Inc.	21,528,301	1.3
1,738,162		Cisco Systems, Inc.	47,199,789	2.9
1,340,157		Intel Corp.	46,168,409	2.8
360,042		Microchip Technology, Inc.	16,756,355	1.0
979,204		Microsoft Corp.	54,326,238	3.4
			200,174,514	12.3

		Materials: 2.8%
514,717		Dow Chemical Co.	26,497,631	1.6
493,624		International Paper Co.	18,609,625	1.2
			45,107,256	2.8

		Telecommunication Services: 2.5%
1,201,552		AT&T, Inc.	41,345,404	2.5

		Utilities: 6.1%
404,878		American Electric Power Co., Inc.	23,592,241	1.5
284,982		DTE Energy Co.	22,852,707	1.4
615,211		PG&E Corp.	32,723,073	2.0
208,205		Sempra Energy	19,573,352	1.2
			98,741,373	6.1

	Total Common Stock
	(Cost $1,588,701,750)		1,591,643,003	97.9

See Accompanying Notes to Financial Statements

36

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	Communications: –%
32,517	Tribune Co., Escrow, 08/14/49	–	–

	Energy: 0.0%
1,685,000	± Samson Investment Co., 9.750%, 02/15/20	3,791	0.0

	Financial: –%
1,216,000	± Tropicana Entertainment, LLC, 12/15/14	–	–

	Total Corporate Bonds/Notes
	(Cost $1,372,582)	3,791	0.0

	Total Long-Term Investments
	(Cost $1,590,074,332)	1,591,646,794	97.9

SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc: 0.8%
3,203,568	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $3,203,673, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $3,267,639, due 06/06/16-05/04/37)	3,203,568	0.2
3,203,568	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $3,203,687, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $3,267,639, due 01/15/16-04/01/51)	3,203,568	0.2
2,559,772	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $2,559,853, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $2,610,975, due 11/15/44)	2,559,772	0.1
3,203,568	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $3,203,684, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,267,639, due 01/15/16-10/20/65)	3,203,568	0.2
1,318,111	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,318,170, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,345,441, due 01/15/17-02/15/42)	1,318,111	0.1
		13,488,587	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
22,675,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $22,675,000)	22,675,000	1.4

	Total Short-Term Investments
	(Cost $36,163,587)	36,163,587	2.2

	Total Investments in Securities (Cost $1,626,237,919)	$1,627,810,381	100.1
	Liabilities in Excess of Other Assets	(973,245)	(0.1)
	Net Assets	$1,626,837,136	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.
±	Defaulted security

See Accompanying Notes to Financial Statements

37

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Cost for federal income tax purposes is $1,630,752,267.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$95,978,402
Gross Unrealized Depreciation	(98,920,288)

Net Unrealized Depreciation	$(2,941,886)

See Accompanying Notes to Financial Statements

38

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 48.7%
		Basic Materials: 1.1%
1,002,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	985,112	0.3
532,000		Freeport-McMoRan, Inc., 2.300%, 11/14/17	455,525	0.2
930,000		Monsanto Co., 1.150%, 06/30/17	923,624	0.3
570,000		PPG Industries, Inc., 2.300%, 11/15/19	564,779	0.2
382,000		Valspar Corp./The, 6.050%, 05/01/17	401,943	0.1
			3,330,983	1.1

		Communications: 2.0%
690,000		Alibaba Group Holding Ltd, 1.625%, 11/28/17	681,972	0.2
502,000		British Telecommunications PLC, 5.950%, 01/15/18	541,536	0.2
877,000		Cisco Systems, Inc., 1.100%, 03/03/17	877,919	0.3
640,000		Cisco Systems, Inc., 1.650%, 06/15/18	642,884	0.2
319,000		Thomson Reuters Corp., 1.300%, 02/23/17	317,580	0.1
436,000		Thomson Reuters Corp., 1.650%, 09/29/17	433,966	0.2
656,000		Verizon Communications, Inc., 2.625%, 02/21/20	659,048	0.2
419,000		Vodafone Group PLC, 5.625%, 02/27/17	437,598	0.2
1,107,000		Walt Disney Co., 1.100%, 12/01/17	1,103,913	0.4
			5,696,416	2.0

		Consumer, Cyclical: 4.5%
304,000		American Honda Finance Corp., 1.200%, 07/14/17	302,740	0.1
837,000		American Honda Finance Corp., 2.250%, 08/15/19	839,565	0.3
729,000		Costco Wholesale Corp., 1.125%, 12/15/17	728,579	0.2
335,000		CVS Health Corp., 2.250%, 08/12/19	334,972	0.1
757,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	748,176	0.2
1,140,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	1,137,769	0.4
925,000		Ford Motor Credit Co., LLC, 1.700%, 05/09/16	925,976	0.3
1,070,000		General Motors Financial Co., Inc., 2.625%, 07/10/17	1,073,638	0.4
1,075,000	#	Hyundai Capital America, 1.875%, 08/09/16	1,076,553	0.4
281,000		Johnson Controls, Inc., 1.400%, 11/02/17	278,228	0.1
780,000		McDonald's Corp., 2.100%, 12/07/18	781,185	0.3
435,000		PACCAR Financial Corp., 1.450%, 03/09/18	432,409	0.1
550,000		PACCAR Financial Corp., 1.750%, 08/14/18	548,440	0.2
1,080,000		Southwest Airlines Co., 2.650%, 11/05/20	1,076,165	0.4
542,000		Southwest Airlines Co., 2.750%, 11/06/19	546,912	0.2
766,000		Starbucks Corp., 0.875%, 12/05/16	764,727	0.3
502,000		Toyota Motor Credit Corp., 1.450%, 01/12/18	501,222	0.2
259,000		Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	258,859	0.1
540,000		Whirlpool Corp., 1.650%, 11/01/17	537,438	0.2
			12,893,553	4.5

		Consumer, Non-cyclical: 9.5%
1,189,000		Abbott Laboratories, 2.000%, 03/15/20	1,186,176	0.4
586,000		AbbVie, Inc., 1.750%, 11/06/17	585,156	0.2
680,000		AbbVie, Inc., 1.800%, 05/14/18	677,302	0.2
705,000		Actavis Funding SCS, 2.350%, 03/12/18	706,219	0.2
708,000		Altria Group, Inc., 2.625%, 01/14/20	709,951	0.2
828,000		AmerisourceBergen Corp., 1.150%, 05/15/17	822,336	0.3
550,000		AstraZeneca PLC, 1.750%, 11/16/18	548,689	0.2
1,010,000		Automatic Data Processing, Inc., 2.250%, 09/15/20	1,014,929	0.4
610,000	#	BAT International Finance PLC, 1.850%, 06/15/18	610,130	0.2
570,000	#	Baxalta, Inc., 2.000%, 06/22/18	564,496	0.2
457,000		Baxter International, Inc., 0.950%, 06/01/16	456,776	0.2
592,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	591,896	0.2
403,000		Becton Dickinson and Co., 1.450%, 05/15/17	401,458	0.1
539,000		Becton Dickinson and Co., 1.800%, 12/15/17	538,501	0.2
370,000		Cardinal Health, Inc., 1.950%, 06/15/18	369,244	0.1
550,000		Celgene Corp., 2.125%, 08/15/18	550,477	0.2
410,000		Eli Lilly & Co., 1.250%, 03/01/18	409,145	0.1
300,000		Express Scripts Holding Co., 1.250%, 06/02/17	298,115	0.1
712,000		Express Scripts, Inc., 3.125%, 05/15/16	716,823	0.2
400,000		Gilead Sciences, Inc., 1.850%, 09/04/18	401,974	0.1
612,000		Gilead Sciences, Inc., 2.350%, 02/01/20	612,884	0.2
1,060,000	#	HJ Heinz Co., 2.000%, 07/02/18	1,056,849	0.4

See Accompanying Notes to Financial Statements

39

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
860,000		JM Smucker Co., 1.750%, 03/15/18	856,464	0.3
485,000		McKesson Corp., 1.292%, 03/10/17	483,794	0.2
609,000		Medtronic, Inc., 0.875%, 02/27/17	606,976	0.2
433,000		Medtronic, Inc., 2.500%, 03/15/20	436,446	0.2
680,000		Merck & Co., Inc., 0.700%, 05/18/16	680,115	0.2
460,000		PepsiCo, Inc., 1.250%, 04/30/18	458,508	0.2
511,000		Perrigo Co. PLC, 1.300%, 11/08/16	507,512	0.2
678,000		Pfizer, Inc., 1.100%, 05/15/17	677,614	0.2
798,000		Philip Morris International, Inc., 1.250%, 11/09/17	797,220	0.3
749,000		Philip Morris International, Inc., 2.500%, 05/16/16	753,655	0.3
600,000		Procter & Gamble Co, 1.900%, 11/01/19	604,417	0.2
490,000		Reynolds American, Inc., 2.300%, 06/12/18	493,402	0.2
241,000		Reynolds American, Inc., 3.500%, 08/04/16	243,607	0.1
635,000		Sanofi, 1.250%, 04/10/18	632,680	0.2
470,000		St Jude Medical, Inc., 2.800%, 09/15/20	470,690	0.2
370,000		St Jude Medical, Inc., 2.000%, 09/15/18	369,600	0.1
413,000		Thermo Fisher Scientific, Inc., 2.150%, 12/14/18	413,069	0.1
591,000		UnitedHealth Group, Inc., 1.400%, 12/15/17	589,485	0.2
330,000		UnitedHealth Group, Inc., 1.900%, 07/16/18	331,186	0.1
565,000		Ventas Realty L.P., 1.250%, 04/17/17	561,046	0.2
506,000		Ventas Realty L.P., 1.550%, 09/26/16	506,450	0.2
502,000		WellPoint, Inc., 2.250%, 08/15/19	499,410	0.2
560,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	559,528	0.2
500,000		Zimmer Biomet Holdings, Inc., 2.000%, 04/01/18	497,243	0.2
570,000		Zoetis, Inc., 1.875%, 02/01/18	562,650	0.2
			27,422,293	9.5

		Energy: 3.2%
275,000		BP Capital Markets PLC, 1.674%, 02/13/18	274,791	0.1
400,000		BP Capital Markets PLC, 2.248%, 11/01/16	403,499	0.1
495,000		BP Capital Markets PLC, 2.521%, 01/15/20	493,686	0.2
493,000		Canadian Natural Resources Ltd., 1.750%, 01/15/18	479,811	0.2
820,000		Chevron Corp., 1.365%, 03/02/18	813,746	0.3
512,000		Chevron Corp., 1.790%, 11/16/18	507,586	0.2
320,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	316,136	0.1
530,000	#	Columbia Pipeline Group, Inc., 2.450%, 06/01/18	518,546	0.2
340,000		ConocoPhillips Co., 1.500%, 05/15/18	333,906	0.1
360,000		Energy Transfer Partners L.P., 2.500%, 06/15/18	344,910	0.1
700,000		Enterprise Products Operating LLC, 1.650%, 05/07/18	683,252	0.2
502,000		Hess Corp., 1.300%, 06/15/17	491,399	0.2
616,000		Kinder Morgan, Inc./DE, 2.000%, 12/01/17	593,771	0.2
507,000		Murphy Oil Corp., 2.500%, 12/01/17	465,233	0.2
410,000		Shell International Finance BV, 1.625%, 11/10/18	408,089	0.1
350,000		Shell International Finance BV, 2.125%, 05/11/20	344,707	0.1
539,000		Statoil ASA, 1.250%, 11/09/17	533,784	0.2
319,000		Statoil ASA, 1.950%, 11/08/18	319,054	0.1
430,000		Total Capital International SA, 1.550%, 06/28/17	431,274	0.2
430,000		TransCanada PipeLines Ltd, 1.875%, 01/12/18	428,575	0.1
			9,185,755	3.2

		Financial: 22.6%
1,089,000		Abbey National Treasury Services PLC/London, 1.650%, 09/29/17	1,090,429	0.4
340,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	337,635	0.1
612,000		Aegon NV, 2.142%, 07/29/49	488,569	0.2
614,000		Air Lease Corp., 2.125%, 01/15/18	604,790	0.2
327,000		American Express Credit Corp., 1.550%, 09/22/17	326,967	0.1
770,000		American Express Credit Corp., 1.800%, 07/31/18	768,922	0.3
540,000		Bank of America Corp., 1.950%, 05/12/18	537,238	0.2
1,063,000		Bank of America Corp., 2.600%, 01/15/19	1,067,381	0.4
583,000		Bank of America Corp., 2.650%, 04/01/19	584,741	0.2
840,000		Bank of America Corp., 3.750%, 07/12/16	850,624	0.3
656,000		Bank of Montreal, 1.300%, 07/14/17	654,635	0.2
550,000		Bank of Montreal, 1.800%, 07/31/18	549,192	0.2
850,000		Bank of New York Mellon Corp., 2.600%, 08/17/20	854,113	0.3
1,426,000		Bank of Nova Scotia, 1.300%, 07/21/17	1,422,128	0.5
704,000	#,L	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.550%, 09/09/16	705,421	0.2

See Accompanying Notes to Financial Statements

40

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
810,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	803,830	0.3
541,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	542,215	0.2
900,000		Barclays Bank PLC, 5.000%, 09/22/16	923,165	0.3
830,000		BB&T Corp., 1.600%, 08/15/17	831,180	0.3
250,000		BPCE SA, 1.613%, 07/25/17	249,082	0.1
546,000		BPCE SA, 1.625%, 02/10/17	545,159	0.2
400,000		Capital One NA/Mclean VA, 2.350%, 08/17/18	401,069	0.1
790,000		Charles Schwab Corp., 1.500%, 03/10/18	786,439	0.3
442,000		Citigroup, Inc., 1.850%, 11/24/17	441,574	0.1
1,203,000		Citigroup, Inc., 2.050%, 12/07/18	1,197,463	0.4
592,000		Citigroup, Inc., 2.500%, 07/29/19	591,675	0.2
505,000		Citizens Bank NA/Providence RI, 1.600%, 12/04/17	500,514	0.2
630,000		Comerica, Inc., 2.125%, 05/23/19	625,908	0.2
485,000		Commonwealth Bank of Australia/New York NY, 1.125%, 03/13/17	484,015	0.2
605,000		Commonwealth Bank of Australia/New York NY, 1.400%, 09/08/17	603,959	0.2
1,082,000		Compass Bank, 1.850%, 09/29/17	1,073,181	0.4
716,000		Credit Suisse/New York NY, 1.375%, 05/26/17	712,792	0.2
750,000		Credit Suisse/New York NY, 1.700%, 04/27/18	744,914	0.3
292,000		Deutsche Bank AG/London, 1.350%, 05/30/17	290,230	0.1
711,000		Deutsche Bank AG/London, 1.875%, 02/13/18	705,297	0.2
1,050,000		Discover Bank/Greenwood DE, 2.600%, 11/13/18	1,050,091	0.4
540,000		Equity One, Inc., 6.250%, 01/15/17	562,476	0.2
950,000		Fifth Third Bank/Cincinnati OH, 2.150%, 08/20/18	953,166	0.3
450,000	#	GE Capital International Funding Co., 2.342%, 11/15/20	447,009	0.2
175,000		General Electric Capital Corp., 2.200%, 01/09/20	175,597	0.1
1,026,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	1,035,448	0.4
735,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	735,527	0.3
587,000		Goldman Sachs Group, Inc., 2.625%, 01/31/19	591,712	0.2
260,000		Welltower, Inc., 3.625%, 03/15/16	261,142	0.1
515,000		HSBC USA, Inc., 1.500%, 11/13/17	512,810	0.2
280,000		HSBC USA, Inc., 2.000%, 08/07/18	280,059	0.1
425,000		Huntington National Bank, 1.350%, 08/02/16	425,084	0.1
729,000		Huntington National Bank, 1.700%, 02/26/18	721,337	0.2
542,000		Huntington National Bank, 2.200%, 11/06/18	540,941	0.2
810,000		Huntington National Bank, 2.000%, 06/30/18	805,395	0.3
800,000	#	ING Bank NV, 2.050%, 08/17/18	799,653	0.3
900,000	#	ING Bank NV, 2.700%, 08/17/20	904,978	0.3
535,000		Intesa Sanpaolo SpA, 2.375%, 01/13/17	536,858	0.2
432,000		John Deere Capital Corp., 1.050%, 10/11/16	432,544	0.1
1,284,000		JPMorgan Chase & Co., 1.350%, 02/15/17	1,281,663	0.4
1,070,000		JPMorgan Chase & Co., 1.700%, 03/01/18	1,065,119	0.4
496,000		KeyCorp, 2.300%, 12/13/18	497,068	0.2
206,000		Kilroy Realty L.P., 4.800%, 07/15/18	216,350	0.1
720,000		Lloyds Bank PLC, 1.750%, 05/14/18	718,980	0.2
750,000		Lloyds Bank PLC, 2.000%, 08/17/18	751,031	0.3
1,300,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	1,291,060	0.4
930,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	925,985	0.3
435,000		MetLife, Inc., 1.903%, 12/15/17	437,617	0.1
504,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	500,851	0.2
481,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	478,780	0.2
550,000		Morgan Stanley, 2.125%, 04/25/18	551,540	0.2
60,000		Morgan Stanley, 2.200%, 12/07/18	60,081	0.0
744,000		Morgan Stanley, 2.375%, 07/23/19	742,301	0.3
1,169,000		Morgan Stanley, 5.450%, 01/09/17	1,213,741	0.4
622,000		National Rural Utilities Cooperative Finance Corp., 1.100%, 01/27/17	622,048	0.2
350,000	#	New York Life Global Funding, 1.550%, 11/02/18	347,337	0.1
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	499,986	0.2
375,000		PNC Bank NA, 1.150%, 11/01/16	375,090	0.1
828,000		PNC Bank NA, 2.400%, 10/18/19	831,708	0.3
600,000		PNC Funding Corp., 5.625%, 02/01/17	623,971	0.2
710,000	#	Pricoa Global Funding I, 1.900%, 09/21/18	707,790	0.2
370,000		Regions Bank/Birmingham AL, 2.250%, 09/14/18	369,883	0.1

See Accompanying Notes to Financial Statements

41

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
596,000		Regions Financial Corp., 2.000%, 05/15/18	592,166	0.2
735,000		Royal Bank of Canada, 1.500%, 01/16/18	731,834	0.2
730,000	L	Royal Bank of Canada, 1.800%, 07/30/18	728,277	0.2
649,000		Santander Bank NA, 2.000%, 01/12/18	644,603	0.2
626,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	618,297	0.2
538,000		Sumitomo Mitsui Banking Corp., 1.350%, 07/11/17	534,966	0.2
357,000		SunTrust Banks, Inc., 2.500%, 05/01/19	359,096	0.1
586,000		SunTrust Banks, Inc., 3.500%, 01/20/17	596,270	0.2
497,000		Synchrony Financial, 2.600%, 01/15/19	495,706	0.2
1,050,000		Toronto-Dominion Bank, 1.125%, 05/02/17	1,046,929	0.4
584,000		Toronto-Dominion Bank, 2.250%, 11/05/19	584,397	0.2
860,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	852,994	0.3
915,000		UBS AG/Stamford CT, 1.375%, 08/14/17	909,612	0.3
250,000		UBS AG/Stamford CT, 1.800%, 03/26/18	249,678	0.1
261,000		US Bancorp, 2.200%, 11/15/16	263,540	0.1
755,000		US Bank NA/Cincinnati OH, 1.375%, 09/11/17	755,180	0.3
526,000		US Bank NA/Cincinnati OH, 2.125%, 10/28/19	526,080	0.2
1,302,000		Visa, Inc., 1.200%, 12/14/17	1,301,035	0.4
513,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	508,833	0.2
438,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	434,885	0.1
1,348,000		Wells Fargo & Co., 2.100%, 05/08/17	1,361,692	0.5
580,000		Westpac Banking Corp., 1.500%, 12/01/17	578,408	0.2
			65,452,731	22.6

		Industrial: 1.2%
724,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	726,352	0.2
540,000		Corning, Inc., 1.500%, 05/08/18	530,939	0.2
403,000		L-3 Communications Corp., 1.500%, 05/28/17	398,137	0.1
630,000		Lockheed Martin Corp., 1.850%, 11/23/18	629,408	0.2
750,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	744,497	0.3
500,000		United Technologies Corp., 1.778%, 05/04/18	497,978	0.2
			3,527,311	1.2

		Technology: 2.8%
504,000		Altera Corp., 1.750%, 05/15/17	506,115	0.2
840,000		Apple, Inc., 0.900%, 05/12/17	837,556	0.3
1,230,000		Applied Materials, Inc., 2.625%, 10/01/20	1,229,535	0.4
317,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	316,881	0.1
237,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	237,069	0.1
130,000		International Business Machines Corp., 1.950%, 07/22/16	130,790	0.0
870,000		Intel Corp., 1.350%, 12/15/17	871,455	0.3
540,000		KLA-Tencor Corp., 2.375%, 11/01/17	540,548	0.2
1,940,000		Microsoft Corp., 1.300%, 11/03/18	1,937,591	0.7
525,000		NetApp Inc., 2.000%, 12/15/17	521,775	0.2
700,000		Oracle Corp., 1.200%, 10/15/17	700,590	0.2
390,000		QUALCOMM, Inc., 1.400%, 05/18/18	386,825	0.1
			8,216,730	2.8

		Utilities: 1.8%
780,000		Dominion Resources, Inc., 1.900%, 06/15/18	772,984	0.3
538,000	#	Electricite de France SA, 2.350%, 10/13/20	530,325	0.2
894,000		Entergy Corp., 4.700%, 01/15/17	916,936	0.3
430,000		NextEra Energy Capital Holdings, Inc., 1.586%, 06/01/17	428,601	0.1
588,000		PSEG Power, LLC, 2.750%, 09/15/16	592,849	0.2
468,000		Southern California Edison Co., 1.125%, 05/01/17	465,057	0.2
706,000		Southern Co., 1.300%, 08/15/17	699,777	0.2
540,000		Southern Power Co., 1.500%, 06/01/18	528,893	0.2
320,000		Xcel Energy, Inc., 0.750%, 05/09/16	319,740	0.1
			5,255,162	1.8

	Total Corporate Bonds/Notes
	(Cost $141,448,320)		140,980,934	48.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.8%
1,178,762		Banc of America Commercial Mortgage Trust 2006-4 A4, 5.634%, 07/10/46	1,188,825	0.4
71,598		Banc of America Commercial Mortgage Trust 2007-3, 5.558%, 06/10/49	74,081	0.0

See Accompanying Notes to Financial Statements

42

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
115,785		Banc of America Commercial Mortgage, Inc., 5.558%, 06/10/49	119,103	0.0
1,014,518		Banc of America Commercial Mortgage, Inc., 5.834%, 05/10/45	1,016,068	0.4
442,578	#	Banc of America Re-REMIC Trust 2009-UB2 A4AA, 7.892%, 02/24/51	454,616	0.2
2,830,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	2,826,852	1.0
375,745		Bear Stearns Commercial Mortgage Securities Trust 2006-PWR12, 5.713%, 09/11/38	378,223	0.1
293,712		Bear Stearns Commercial Mortgage Securities Trust, 5.074%, 02/13/42	293,575	0.1
759,000		CD 2007-CD5 Mortgage Trust AJ, 6.119%, 11/15/44	792,435	0.3
445,000		CD 2007-CD5 Mortgage Trust, 6.119%, 11/15/44	463,077	0.2
156,325		Citigroup Commercial Mortgage Trust 2006-C4, 5.811%, 03/15/49	157,009	0.1
392,366		Citigroup Commercial Mortgage Trust 2007-C6 A1A, 5.710%, 12/10/49	406,781	0.1
1,460,000		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	1,480,952	0.5
661,719		COBALT CMBS Commercial Mortgage Trust 2007-C2 A3, 5.484%, 04/15/47	680,610	0.2
1,260,000	#	COMM 2010-RR1 GEA Mortgage Trust, 5.543%, 12/11/49	1,287,184	0.4
400,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.047%, 06/10/36	405,600	0.1
53,111		Commercial Mortgage Trust, 5.284%, 07/15/44	53,093	0.0
990,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	1,002,585	0.3
545,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	556,023	0.2
1,180,000	#	DBRR 2011-C32 Trust, 5.713%, 06/17/49	1,219,146	0.4
2,130,000	#	FREMF 2012-K501 Mortgage Trust, 3.397%, 11/25/46	2,137,308	0.7
290,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.522%, 12/15/44	289,439	0.1
353,180		JP Morgan Chase Commercial Mortgage Securities Trust 2006-CB15 A4, 5.814%, 06/12/43	353,743	0.1
660,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.581%, 04/15/27	658,960	0.2
1,450,684		JPMorgan Chase Commercial Mortgage Securities Corp., 5.909%, 04/15/45	1,455,776	0.5
280,000	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1, 0.944%, 03/18/51	263,571	0.1
1,032,045		LB-UBS Commercial Mortgage Trust 2006-C4, 5.820%, 06/15/38	1,041,306	0.4
332,302		LB-UBS Commercial Mortgage Trust 2006-C7 A1A, 5.335%, 11/15/38	339,151	0.1
216,978		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	218,898	0.1
219,349		Merrill Lynch Mortgage Trust 2006-C1, 5.666%, 05/12/39	219,602	0.1
414,420		Merrill Lynch Mortgage Trust 2006-C2, 5.742%, 08/12/43	418,821	0.1
142,551		Merrill Lynch Mortgage Investors Trust Series 1998-C1-CTL, 6.720%, 11/15/26	143,985	0.1
136,261		Morgan Stanley Capital I Trust 2005-TOP17, 4.840%, 12/13/41	136,783	0.1
86,607		Morgan Stanley Capital I Trust 2006-IQ11 A4, 5.779%, 10/15/42	86,494	0.0
239,252		Morgan Stanley Capital I Trust 2007-TOP25, 5.514%, 11/12/49	244,464	0.1
338,470	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	337,966	0.1
591,194	#	Morgan Stanley Re-REMIC Trust 2010-GG10, 5.795%, 08/15/45	607,271	0.2
392,990	#	Morgan Stanley Reremic Trust, 5.795%, 08/12/45	404,110	0.1
760,000	#	PFP 2015-2 Ltd., 3.567%, 07/14/34	761,870	0.3
1,103,644	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	1,130,342	0.4
154,478		Wachovia Bank Commercial Mortgage Trust Series 2006-C24, 5.557%, 03/15/45	154,297	0.1
1,460,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.767%, 05/15/43	1,467,199	0.5
760,763		Wachovia Bank Commercial Mortgage Trust, 5.308%, 11/15/48	771,682	0.3

	Total Collateralized Mortgage Obligations
	(Cost $28,966,060)		28,498,876	9.8

See Accompanying Notes to Financial Statements

43

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 14.3%
		Automobile Asset-Backed Securities: 5.0%
1,500,000	#	Bank of The West Auto Trust 2014-1 A4, 1.650%, 03/16/20	1,487,386	0.5
350,000	#	Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	346,862	0.1
220,000		BMW Vehicle Lease Trust 2015-2, 1.550%, 02/20/19	218,484	0.1
740,000		Capital Auto Receivables Asset Trust 2015-1 A3, 1.610%, 06/20/19	736,627	0.3
260,000		Capital Auto Receivables Asset Trust, 1.620%, 10/22/18	259,668	0.1
1,130,000		CarMax Auto Owner Trust 2015-3 A3, 1.630%, 06/15/20	1,125,523	0.4
940,000		CarMax Auto Owner Trust, 1.320%, 07/15/19	934,251	0.3
450,000	#	Chrysler Capital Auto Receivables Trust, 1.760%, 12/16/19	448,947	0.2
480,000		Fifth Third Auto Trust 2014-2, 1.380%, 12/15/20	479,161	0.2
600,000		Ford Credit Auto Owner Trust 2015-C A4, 1.740%, 02/15/21	597,397	0.2
450,000		GM Financial Automobile Leasing Trust 2015-3, 1.810%, 11/20/19	446,097	0.2
970,000		Harley-Davidson Motorcycle Trust 2015-1, 1.670%, 08/15/22	964,741	0.3
840,000		Harley-Davidson Motorcycle Trust, 1.550%, 10/15/21	837,772	0.3
710,000		Hyundai Auto Receivables Trust 2013-A, 1.130%, 09/17/18	706,919	0.2
100,000		Hyundai Auto Receivables Trust, 1.460%, 11/15/19	99,794	0.0
420,000		Mercedes-Benz Auto Receivables Trust 2014-1, 1.310%, 11/16/20	418,527	0.1
450,000		Mercedes-Benz Auto Receivables Trust 2015-1 A4, 1.750%, 12/15/21	447,671	0.2
380,000	#	Porsche Innovative Lease Owner Trust 2015-1 A4, 1.430%, 05/21/21	376,843	0.1
1,000,000		Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	1,002,429	0.4
320,000		Toyota Auto Receivables 2015-B Owner Trust A4, 1.740%, 09/15/20	320,284	0.1
700,000		Toyota Auto Receivables Owner Trust, 1.180%, 06/17/19	697,971	0.2
210,000		USAA Auto Owner Trust 2015-1 A4, 1.540%, 11/16/20	208,765	0.1
710,000		Volkswagen Auto Lease Trust, 0.990%, 07/20/18	708,776	0.2
374,208		Volkswagen Auto Loan Enhanced Trust 2012-2, 0.660%, 03/20/19	372,724	0.1
57,763		Volkswagen Auto Loan Enhanced Trust 2013-1, 0.560%, 08/21/17	57,683	0.0
260,000		World Omni Auto Receivables Trust 2015-B, 1.840%, 01/17/22	257,312	0.1
			14,558,614	5.0

		Credit Card Asset-Backed Securities: 4.0%
1,500,000		Cabela's Credit Card Master Note Trust 2015-1A A1, 2.260%, 03/15/23	1,490,346	0.5
1,450,000		Capital One Multi-Asset Execution Trust 2014-A5 A, 1.480%, 07/15/20	1,450,817	0.5
620,000		Capital One Multi-Asset Execution Trust 2015-A7 A7, 1.450%, 08/16/21	615,328	0.2
1,000,000		Chase Issuance Trust 2015-A7 A7, 1.620%, 07/15/20	997,205	0.3
200,000		Chase Issuance Trust, 0.701%, 04/15/21	199,188	0.1
420,000		Citibank Credit Card Issuance Trust, 2.150%, 07/15/21	422,393	0.1
1,205,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	1,296,580	0.5
1,357,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	1,450,229	0.5
400,000		Discover Card Execution Note Trust, 0.761%, 07/15/21	399,830	0.1
470,000		Discover Card Execution Note Trust, 1.450%, 03/15/21	465,977	0.2
740,000		Discover Card Execution Note Trust, 1.670%, 01/18/22	730,567	0.3
470,000		Discover Card Execution Note Trust, 2.120%, 12/15/21	472,022	0.2
1,000,000		Discover Card Execution Note Trust, 5.650%, 03/16/20	1,069,633	0.4
430,000		Synchrony Credit Card Master Note Trust 2014-1, 1.600%, 04/15/21	427,173	0.1
			11,487,288	4.0

		Home Equity Asset-Backed Securities: 0.1%
237,909		Chase Funding Loan Acquisition Trust Series, 4.750%, 12/25/19	241,016	0.1

		Other Asset-Backed Securities: 5.2%
750,000	#	American Residential Properties 2014-SFR1 Trust, 2.701%, 09/17/31	738,730	0.2
800,000	#	ARES XII CLO Ltd., 1.571%, 10/11/21	760,614	0.3
510,000	#	ARES XII CLO Ltd., 2.393%, 11/25/20	500,750	0.2
250,000	#	ARES XII CLO Ltd., 3.643%, 11/25/20	249,960	0.1
500,000	#	Atrium V, 1.060%, 07/20/20	483,837	0.2

See Accompanying Notes to Financial Statements

44

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
750,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.216%, 03/17/21	723,136	0.2
600,000	#	CIFC Funding 2006-II Ltd., 2.014%, 03/01/21	588,310	0.2
1,000,000	#	Clydesdale CLO 2006 Ltd, 1.042%, 12/19/18	965,804	0.3
620,000		CNH Equipment Trust 2015-B A4, 1.890%, 04/15/22	617,523	0.2
128,053		CNH Equipment Trust, 0.650%, 04/16/18	128,010	0.0
1,500,000	#	GoldenTree Loan Opportunities III Ltd., 1.579%, 05/01/22	1,441,009	0.5
500,000	#	GoldenTree Loan Opportunities V Ltd., 3.565%, 10/18/21	496,397	0.2
175,922	#	GSAMP Trust 2005-SEA2, 0.772%, 01/25/45	172,302	0.1
500,000	#	GSC Group CDO Fund VIII Ltd, 1.065%, 04/17/21	496,407	0.2
750,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 3.773%, 10/28/19	750,178	0.2
400,000	#	Gulf Stream - Compass CLO, 2.323%, 10/28/19	399,919	0.1
500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.926%, 06/17/21	486,362	0.2
750,000	#	Kingsland III Ltd., 1.032%, 08/24/21	715,496	0.2
500,000	#	KKR Financial CLO 2007-1 Ltd., 2.612%, 05/15/21	496,906	0.2
500,000	#	MSIM Peconic Bay Ltd., 2.317%, 07/20/19	493,331	0.2
1,000,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.320%, 03/25/20	968,925	0.3
500,000	#	Muir Grove CLO Ltd., 3.320%, 03/25/20	498,051	0.2
200,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.812%, 06/15/20	197,170	0.1
1,750,000	#	Sierra CLO II Ltd., 3.820%, 01/22/21	1,749,962	0.6
			15,119,089	5.2

	Total Asset-Backed Securities
	(Cost $41,704,735)		41,406,007	14.3

U.S. TREASURY OBLIGATIONS: 21.4%
		U.S. Treasury Notes: 21.4%
34,476,000	L	0.875%, due 11/30/17	34,382,260	11.9
8,702,000		1.250%, due 12/15/18	8,685,327	3.0
14,016,000		1.625%, due 07/31/20	13,953,727	4.8
2,551,000		1.750%, due 12/31/20	2,549,446	0.9
2,501,000		2.000%, due 11/30/22	2,487,644	0.8

	Total U.S. Treasury Obligations
	(Cost $62,275,557)		62,058,404	21.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.1%
		Federal Home Loan Mortgage Corporation: 0.7%##
2,000,000		0.875%, due 10/14/16	2,001,784	0.7
29		2.000%, due 01/01/17	29	0.0
850		2.163%, due 07/01/24	878	0.0
			2,002,691	0.7

		Federal National Mortgage Association: 0.1%##
172,629		1.074%, due 11/25/16	172,554	0.1
1,659		6.000%, due 07/01/16	1,671	0.0
5,294		6.000%, due 03/01/17	5,388	0.0
8,932		6.000%, due 05/01/17	9,080	0.0
5,724		6.000%, due 09/01/17	5,734	0.0
115,616		6.500%, due 10/01/22	132,213	0.0
26,493		6.500%, due 10/01/32	30,302	0.0
16,751		7.000%, due 10/01/32	17,098	0.0
			374,040	0.1

		Government National Mortgage Association: 0.3%
648,704		4.397%, due 05/16/51	698,010	0.3

	Total U.S. Government Agency Obligations
	(Cost $3,052,534)		3,074,741	1.1

	Total Long-Term Investments
	(Cost $277,447,206)		276,018,962	95.3

SHORT-TERM INVESTMENTS: 15.4%
		Securities Lending Collateralcc: 11.4%
7,841,173		BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $7,841,431, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $7,997,996, due 06/06/16-05/04/37)	7,841,173	2.7
7,841,173		Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $7,841,465, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $7,997,996, due 01/15/16-04/01/51)	7,841,173	2.7
6,265,253		HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $6,265,452, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $6,390,576, due 11/15/44)	6,265,253	2.2

See Accompanying Notes to Financial Statements

45

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
7,841,173	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $7,841,457, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $7,997,997, due 01/15/16-10/20/65)	7,841,173	2.7
3,226,402	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $3,226,547, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $3,293,300, due 01/15/17-02/15/42)	3,226,402	1.1
		33,015,174	11.4

	U.S. Treasury Notes: 3.6%
10,175,000	United States Treasury Note""
	(Cost $10,236,374)	10,228,480	3.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
1,269,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $1,269,000)	1,269,000	0.4

	Total Short-Term Investments
	(Cost $44,520,548)	44,512,654	15.4

	Total Investments in Securities (Cost $321,967,754)	$320,531,616	110.7
	Liabilities in Excess of Other Assets	(30,915,930)	(10.7)
	Net Assets	$289,615,686	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $321,982,381.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$239,823
Gross Unrealized Depreciation	(1,690,588)

Net Unrealized Depreciation	$(1,450,765)

See Accompanying Notes to Financial Statements

46

Voya Multi-Manager Large Cap Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 16.7%
34,289		ARAMARK Holdings Corp.	1,105,820	0.3
154,510	@	Carmax, Inc.	8,338,905	2.1
187,120		Carnival Corp.	10,194,298	2.6
51,330		CBS Corp. - Class B	2,419,183	0.6
63,380		Coach, Inc.	2,074,428	0.5
81,523		Comcast Corp. – Class A	4,600,343	1.2
35,769		Delphi Automotive PLC	3,066,476	0.8
110,430	@	Dollar Tree, Inc.	8,527,405	2.1
33,245		Johnson Controls, Inc.	1,312,845	0.3
165,285		Lowe's Cos, Inc.	12,568,271	3.1
24,945		McDonald's Corp.	2,947,002	0.7
41,755	@	Michaels Cos, Inc.	923,203	0.2
25,050	@	O'Reilly Automotive, Inc.	6,348,171	1.6
20,016		PVH Corp.	1,474,178	0.4
5,485		Whirlpool Corp.	805,582	0.2
			66,706,110	16.7

		Consumer Staples: 8.7%
170,280		Altria Group, Inc.	9,911,999	2.5
31,825		Archer-Daniels-Midland Co.	1,167,341	0.3
106,340		Coca-Cola Co.	4,568,366	1.1
54,271		CVS Health Corp.	5,306,076	1.3
20,379	@	Diageo PLC ADR	2,222,738	0.6
50,714		Edgewell Personal Care Co.	3,974,456	1.0
38,744		PepsiCo, Inc.	3,871,301	1.0
28,675		Philip Morris International, Inc.	2,520,819	0.6
14,061		Walgreens Boots Alliance, Inc.	1,197,364	0.3
			34,740,460	8.7

		Energy: 4.8%
55,884		Canadian Natural Resources Ltd.	1,219,948	0.3
81,064		Chevron Corp.	7,292,517	1.8
103,471		ConocoPhillips	4,831,061	1.2
10,470		EQT Corp.	545,801	0.1
46,125		Exxon Mobil Corp.	3,595,444	0.9
16,795		Noble Energy, Inc.	553,059	0.2
17,550		Schlumberger Ltd.	1,224,113	0.3
			19,261,943	4.8

		Financials: 18.9%
13,800	@	Alleghany Corp.	6,595,434	1.6
45,810		American Express Co.	3,186,085	0.8
14,090		American Tower Corp.	1,366,025	0.3
21,460		Aon PLC	1,978,827	0.5
532,915		Bank of America Corp.	8,968,959	2.2
65,794		Bank of New York Mellon Corp.	2,712,029	0.7
110,782	@	Berkshire Hathaway, Inc. – Class B	14,627,655	3.7
31,520		Blackrock, Inc.	10,733,190	2.7
113,906		Citigroup, Inc.	5,894,636	1.5
4,285		Goldman Sachs Group, Inc.	772,286	0.2
86,094		JPMorgan Chase & Co.	5,684,787	1.4
234,160		Wells Fargo & Co.	12,728,938	3.2
13,445		Weyerhaeuser Co.	403,081	0.1
			75,651,932	18.9

		Health Care: 15.0%
68,509		Abbott Laboratories	3,076,739	0.8
6,858		Allergan plc	2,143,125	0.5
55,775		Baxalta, Inc.	2,176,898	0.5
8,990		Biogen, Inc.	2,754,087	0.7
138,860		Bristol-Myers Squibb Co.	9,552,179	2.4
44,507		Cardinal Health, Inc.	3,973,140	1.0
18,600	@	Celgene Corp.	2,227,536	0.6
17,400		Cigna Corp.	2,546,142	0.6
10,295		Cooper Cos., Inc.	1,381,589	0.3
105,320		Eli Lilly & Co.	8,874,263	2.2
17,505	@	Endo International PLC	1,071,656	0.3
47,554		Johnson & Johnson	4,884,747	1.2
68,892		Medtronic PLC	5,299,173	1.3
219,580		Pfizer, Inc.	7,088,042	1.8
13,083	@	Vertex Pharmaceuticals, Inc.	1,646,234	0.4
15,115		Zimmer Biomet Holdings, Inc.	1,550,648	0.4
			60,246,198	15.0

		Industrials: 11.0%
69,530		Deere & Co.	5,303,053	1.3
11,755		Dun & Bradstreet Corp.	1,221,697	0.3
27,859		Eaton Corp. PLC	1,449,782	0.4
37,868		FedEx Corp.	5,641,953	1.4
66,460		General Dynamics Corp.	9,128,946	2.3
138,057		General Electric Co.	4,300,475	1.1
37,058		Honeywell International, Inc.	3,838,097	0.9
2,453	@	IHS, Inc.	290,509	0.1
83,350		Nielsen NV	3,884,110	1.0
71,580		Norfolk Southern Corp.	6,054,952	1.5
40,095		Tyco International Plc	1,278,630	0.3
16,309		United Technologies Corp.	1,566,806	0.4
			43,959,010	11.0

		Information Technology: 17.9%
111,820		Activision Blizzard, Inc.	4,328,552	1.1
3,205	@	Alibaba Group Holding Ltd. ADR	260,470	0.1
3,788		Alphabet, Inc. - Class A	2,947,102	0.7
6,463		Alphabet, Inc. - Class C	4,904,641	1.2
66,039	@	Apple, Inc.	6,951,265	1.7
51,386		Broadcom Corp.	2,971,139	0.7
183,950		Cisco Systems, Inc.	4,995,162	1.3
13,194	@	Electronic Arts, Inc.	906,692	0.2
317,669		EMC Corp.	8,157,740	2.0
28,840	@	Facebook, Inc.	3,018,394	0.8
108,506		Hewlett Packard Enterprise Co.	1,649,291	0.4
24,540		International Business Machines Corp.	3,377,195	0.8
10,913		Intuit, Inc.	1,053,104	0.3
30,108		Mastercard, Inc.	2,931,315	0.7
169,570		Microsoft Corp.	9,407,744	2.4
19,255	@	PayPal Holdings, Inc.	697,031	0.2
26,470		Qualcomm, Inc.	1,323,103	0.3
15,985		Skyworks Solutions, Inc.	1,228,128	0.3

See Accompanying Notes to Financial Statements

47

Voya Multi-Manager Large Cap Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
137,430	Visa, Inc. - Class A	10,657,697	2.7
		71,765,765	17.9

	Materials: 3.3%
30,385	Monsanto Co.	2,993,530	0.7
109,410	Mosaic Co.	3,018,622	0.8
19,020	NewMarket Corp.	7,241,485	1.8
		13,253,637	3.3

	Telecommunication Services: 2.3%
202,289	Verizon Communications, Inc.	9,349,797	2.3

	Utilities: 0.7%
14,778	DTE Energy Co.	1,185,048	0.3
28,219	Edison International	1,670,847	0.4
		2,855,895	0.7

	Total Common Stock
	(Cost $364,889,543)	397,790,747	99.3

SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
4,326,081	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $4,326,081)	4,326,081	1.1

	Total Short-Term Investments
	(Cost $4,326,081)	4,326,081	1.1

	Total Investments in Securities (Cost $369,215,624)	$402,116,828	100.4
	Liabilities in Excess of Other Assets	(1,555,385)	(0.4)
	Net Assets	$400,561,443	100.0

††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $370,908,282.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$44,793,701
Gross Unrealized Depreciation	(13,585,155)

Net Unrealized Appreciation	$31,208,546

See Accompanying Notes to Financial Statements

48

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.9%
		Consumer Discretionary: 13.0%
18,383		Advance Auto Parts, Inc.	2,766,825	0.1
96,482	@	Amazon.com, Inc.	65,211,219	1.4
19,160	@	Autonation, Inc.	1,143,086	0.0
7,652	@	Autozone, Inc.	5,677,095	0.1
41,891	@	Bed Bath & Beyond, Inc.	2,021,241	0.0
74,841	@	Best Buy Co., Inc.	2,278,908	0.1
56,261		BorgWarner, Inc.	2,432,163	0.1
55,863		Cablevision Systems Corp.	1,782,030	0.0
50,862	@	Carmax, Inc.	2,745,022	0.1
115,533		Carnival Corp.	6,294,238	0.1
108,861		CBS Corp. - Class B	5,130,619	0.1
7,829	@	Chipotle Mexican Grill, Inc.	3,756,746	0.1
69,658		Coach, Inc.	2,279,906	0.1
612,906		Comcast Corp. – Class A	34,586,286	0.8
28,947		Darden Restaurants, Inc.	1,842,187	0.0
70,303		Delphi Automotive PLC	6,027,076	0.1
37,527	@	Discovery Communications, Inc. - Class A	1,001,220	0.0
64,752	@	Discovery Communications, Inc. - Class C	1,633,045	0.0
73,026		Dollar General Corp.	5,248,379	0.1
58,935	@	Dollar Tree, Inc.	4,550,961	0.1
82,365		D.R. Horton, Inc.	2,638,151	0.1
29,542		Expedia, Inc.	3,672,071	0.1
978,350		Ford Motor Co.	13,784,951	0.3
10,388	@,L	Fossil Group, Inc.	379,785	0.0
26,478	L	GameStop Corp.	742,443	0.0
57,501		Gap, Inc.	1,420,275	0.0
29,622	L	Garmin Ltd.	1,101,050	0.0
355,450		General Motors Co.	12,088,855	0.3
37,842		Genuine Parts Co.	3,250,249	0.1
67,497		Goodyear Tire & Rubber Co.	2,205,127	0.1
59,202		H&R Block, Inc.	1,972,019	0.0
98,349		Hanesbrands, Inc.	2,894,411	0.1
48,158		Harley-Davidson, Inc.	2,185,892	0.0
17,842		Harman International Industries, Inc.	1,680,895	0.0
28,153		Hasbro, Inc.	1,896,386	0.0
318,241		Home Depot, Inc.	42,087,372	0.9
101,995		Interpublic Group of Cos., Inc.	2,374,444	0.1
162,569		Johnson Controls, Inc.	6,419,850	0.1
47,646		Kohl's Corp.	2,269,379	0.1
63,931		L Brands, Inc.	6,125,868	0.1
34,161		Leggett & Platt, Inc.	1,435,445	0.0
44,940		Lennar Corp. - Class A	2,198,015	0.1
229,694		Lowe's Cos, Inc.	17,465,932	0.4
78,907		Macy's, Inc.	2,760,167	0.1
48,405		Marriott International, Inc.	3,245,071	0.1
85,179		Mattel, Inc.	2,314,313	0.1
230,478		McDonald's Corp.	27,228,671	0.6
67,846		McGraw-Hill Cos., Inc.	6,688,259	0.1
46,197	@	Michael Kors Holdings Ltd.	1,850,652	0.0
15,959	@	Mohawk Industries, Inc.	3,022,475	0.1
107,276		Netflix, Inc.	12,270,229	0.3
67,043		Newell Rubbermaid, Inc.	2,955,255	0.1
95,769		News Corp - Class A	1,279,474	0.0
27,059		News Corp - Class B	377,744	0.0
338,722		Nike, Inc.	21,170,125	0.5
34,152	L	Nordstrom, Inc.	1,701,111	0.0
60,807		Omnicom Group, Inc.	4,600,658	0.1
24,759	@	O'Reilly Automotive, Inc.	6,274,426	0.1
12,496	@	Priceline.com, Inc.	15,931,775	0.4
79,747		Pulte Group, Inc.	1,421,092	0.0
20,719		PVH Corp.	1,525,954	0.0
14,763		Ralph Lauren Corp.	1,645,779	0.0
101,658		Ross Stores, Inc.	5,470,217	0.1
43,071		Royal Caribbean Cruises Ltd.	4,359,216	0.1
23,749		Scripps Networks Interactive - Class A	1,311,182	0.0
19,963	@	Signet Jewelers Ltd.	2,469,223	0.1
161,551		Staples, Inc.	1,529,888	0.0
372,688		Starbucks Corp.	22,372,461	0.5
42,344		Starwood Hotels & Resorts Worldwide, Inc.	2,933,592	0.1
154,631		Target Corp.	11,227,757	0.3
55,646		TEGNA, Inc.	1,420,086	0.0
27,998		Tiffany & Co.	2,135,967	0.0
71,084		Time Warner Cable, Inc.	13,192,480	0.3
200,672		Time Warner, Inc.	12,977,458	0.3
168,054		TJX Cos., Inc.	11,916,709	0.3
33,719		Tractor Supply Co.	2,882,975	0.1
28,362	@	TripAdvisor, Inc.	2,417,861	0.1
293,862		Twenty-First Century Fox, Inc. - Class A	7,981,292	0.2
108,233		Twenty-First Century Fox, Inc. Class B	2,947,185	0.1
45,210	@,L	Under Armour, Inc.	3,644,378	0.1
21,792	@	Urban Outfitters, Inc.	495,768	0.0
85,604		VF Corp.	5,328,849	0.1
87,140		Viacom, Inc. Class B	3,586,682	0.1
381,755		Walt Disney Co.	40,114,815	0.9
19,627		Whirlpool Corp.	2,882,617	0.1
29,143		Wyndham Worldwide Corp.	2,117,239	0.0
20,396	L	Wynn Resorts Ltd.	1,411,199	0.0
108,243		Yum! Brands, Inc.	7,907,151	0.2
			585,994,594	13.0

		Consumer Staples: 10.1%
492,135		Altria Group, Inc.	28,647,178	0.6
149,783		Archer-Daniels-Midland Co.	5,494,040	0.1
25,510		Brown-Forman Corp. - Class B	2,532,633	0.1
45,081		Campbell Soup Co.	2,369,007	0.0
32,921		Church & Dwight Co., Inc.	2,794,334	0.1
32,403		Clorox Co.	4,109,672	0.1
982,444		Coca-Cola Co.	42,205,794	0.9
52,409		Coca-Cola Enterprises, Inc.	2,580,619	0.1
225,130		Colgate-Palmolive Co.	14,998,161	0.3
108,662		ConAgra Foods, Inc.	4,581,190	0.1
43,461		Constellation Brands, Inc.	6,190,585	0.1

See Accompanying Notes to Financial Statements

49

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Staples: (continued)
109,791		Costco Wholesale Corp.	17,731,246	0.4
277,939		CVS Health Corp.	27,174,096	0.6
47,413		Dr Pepper Snapple Group, Inc.	4,418,892	0.1
55,868		Estee Lauder Cos., Inc.	4,919,736	0.1
150,021		General Mills, Inc.	8,650,211	0.2
36,064		Hershey Co.	3,219,433	0.1
33,862		Hormel Foods Corp.	2,677,807	0.1
30,039		JM Smucker Co.	3,705,010	0.1
64,048		Kellogg Co.	4,628,749	0.1
29,157		Keurig Green Mountain, Inc.	2,623,547	0.1
91,113		Kimberly-Clark Corp.	11,598,685	0.3
149,245		Kraft Heinz Co.	10,859,066	0.2
244,334		Kroger Co.	10,220,491	0.2
29,189		McCormick & Co., Inc.	2,497,411	0.1
49,481		Mead Johnson Nutrition Co.	3,906,525	0.1
39,552		Molson Coors Brewing Co.	3,714,724	0.1
398,885		Mondelez International, Inc.	17,886,003	0.4
37,654		Monster Beverage Corp.	5,608,940	0.1
365,673		PepsiCo, Inc.	36,538,046	0.8
388,877		Philip Morris International, Inc.	34,186,177	0.8
682,870		Procter & Gamble Co.	54,226,707	1.2
208,051		Reynolds American, Inc.	9,601,554	0.2
131,776		Sysco Corp.	5,402,816	0.1
74,208		Tyson Foods, Inc.	3,957,513	0.1
218,632		Walgreens Boots Alliance, Inc.	18,617,608	0.4
393,804		Wal-Mart Stores, Inc.	24,140,185	0.5
85,659		Whole Foods Market, Inc.	2,869,577	0.1
			452,083,968	10.1

		Energy: 6.5%
127,545		Anadarko Petroleum Corp.	6,196,136	0.1
94,883		Apache Corp.	4,219,447	0.1
109,459		Baker Hughes, Inc.	5,051,533	0.1
103,884		Cabot Oil & Gas Corp.	1,837,708	0.0
47,971	@	Cameron International Corp.	3,031,767	0.1
129,902	L	Chesapeake Energy Corp.	584,559	0.0
472,395		Chevron Corp.	42,496,654	0.9
23,735		Cimarex Energy Co.	2,121,434	0.1
97,669		Columbia Pipeline Group, Inc.	1,953,380	0.0
309,898		ConocoPhillips	14,469,138	0.3
57,493	L	Consol Energy, Inc.	454,195	0.0
96,973		Devon Energy Corp.	3,103,136	0.1
16,181		Diamond Offshore Drilling	341,419	0.0
59,118		Ensco PLC	909,826	0.0
137,978		EOG Resources, Inc.	9,767,463	0.2
38,288		EQT Corp.	1,995,953	0.1
1,044,906		Exxon Mobil Corp.	81,450,423	1.8
57,224	@	FMC Technologies, Inc.	1,660,068	0.0
214,811		Halliburton Co.	7,312,166	0.2
27,055	L	Helmerich & Payne, Inc.	1,448,795	0.0
60,322		Hess Corp.	2,924,411	0.1
459,294		Kinder Morgan, Inc.	6,852,667	0.2
169,994		Marathon Oil Corp.	2,140,224	0.1
133,778		Marathon Petroleum Corp.	6,935,052	0.2
40,588		Murphy Oil Corp.	911,201	0.0
94,314		National Oilwell Varco, Inc.	3,158,576	0.1
40,574	@	Newfield Exploration Co.	1,321,089	0.0
106,831		Noble Energy, Inc.	3,517,945	0.1
191,700		Occidental Petroleum Corp.	12,960,837	0.3
52,530		Oneok, Inc.	1,295,390	0.0
119,167		Phillips 66	9,747,861	0.2
37,495		Pioneer Natural Resources Co.	4,701,123	0.1
42,513	L	Range Resources Corp.	1,046,245	0.0
316,540		Schlumberger Ltd.	22,078,665	0.5
96,494	@,L	Southwestern Energy Co.	686,072	0.0
168,526		Spectra Energy Corp.	4,034,512	0.1
30,219		Tesoro Corp.	3,184,176	0.1
85,821	L	Transocean Ltd.	1,062,464	0.0
120,859		Valero Energy Corp.	8,545,940	0.2
171,256		Williams Cos., Inc.	4,401,279	0.1
			291,910,929	6.5

		Financials: 16.3%
81,371		ACE Ltd.	9,508,201	0.2
13,564		Affiliated Managers Group, Inc.	2,166,985	0.0
107,113		Aflac, Inc.	6,416,069	0.1
310,493		American International Group, Inc.	19,241,251	0.4
97,215		Allstate Corp.	6,036,079	0.1
209,991		American Express Co.	14,604,874	0.3
106,317		American Tower Corp.	10,307,433	0.2
43,703		Ameriprise Financial, Inc.	4,650,873	0.1
68,754		Aon PLC	6,339,806	0.1
39,263		Apartment Investment & Management Co.	1,571,698	0.0
16,526		Assurant, Inc.	1,331,004	0.0
34,357		AvalonBay Communities, Inc.	6,326,154	0.1
2,613,553		Bank of America Corp.	43,986,097	1.0
274,334		Bank of New York Mellon Corp.	11,308,047	0.3
195,820		BB&T Corp.	7,403,954	0.2
470,238	@	Berkshire Hathaway, Inc. – Class B	62,090,226	1.4
31,696		Blackrock, Inc.	10,793,122	0.2
38,548		Boston Properties, Inc.	4,916,412	0.1
133,545		Capital One Financial Corp.	9,639,278	0.2
72,973	@	CBRE Group, Inc.	2,523,406	0.1
300,710		Charles Schwab Corp.	9,902,380	0.2
56,992		Chubb Corp.	7,559,419	0.2
37,015		Cincinnati Financial Corp.	2,190,178	0.0
747,733		Citigroup, Inc.	38,695,183	0.9
84,898		CME Group, Inc.	7,691,759	0.2
44,361		Comerica, Inc.	1,855,621	0.0
83,778		Crown Castle International Corp.	7,242,608	0.2
107,300	@	Discover Financial Services	5,753,426	0.1
73,520	@	E*Trade Financial Corp.	2,179,133	0.0
15,555		Equinix, Inc.	4,703,832	0.1
91,431		Equity Residential	7,459,855	0.2

See Accompanying Notes to Financial Statements

50

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
16,575		Essex Property Trust, Inc.	3,968,221	0.1
199,379		Fifth Third Bancorp	4,007,518	0.1
95,115		Franklin Resources, Inc.	3,502,134	0.1
146,154		General Growth Properties, Inc.	3,976,850	0.1
99,568		Goldman Sachs Group, Inc.	17,945,141	0.4
102,813		Hartford Financial Services Group, Inc.	4,468,253	0.1
116,727		HCP, Inc.	4,463,640	0.1
188,656		Host Hotels & Resorts, Inc.	2,893,983	0.1
199,963		Huntington Bancshares, Inc.	2,211,591	0.1
29,801		Intercontinental Exchange, Inc.	7,636,804	0.2
106,391		Invesco Ltd.	3,561,971	0.1
48,230		Iron Mountain, Inc.	1,302,692	0.0
923,971		JPMorgan Chase & Co.	61,009,805	1.4
209,679	@	Keycorp	2,765,666	0.1
103,742		Kimco Realty Corp.	2,745,013	0.1
27,041		Legg Mason, Inc.	1,060,818	0.0
83,672		Leucadia National Corp.	1,455,056	0.0
62,116		Lincoln National Corp.	3,121,950	0.1
70,264		Loews Corp.	2,698,138	0.1
40,158		M&T Bank Corp.	4,866,346	0.1
33,780		Macerich Co.	2,725,708	0.1
130,935		Marsh & McLennan Cos., Inc.	7,260,346	0.2
279,021		Metlife, Inc.	13,451,602	0.3
43,173	@	Moody's Corp.	4,331,979	0.1
379,077		Morgan Stanley	12,058,439	0.3
28,857		Nasdaq, Inc.	1,678,612	0.0
90,941		Navient Corp.	1,041,274	0.0
54,555		Northern Trust Corp.	3,932,870	0.1
77,870	L	People's United Financial, Inc.	1,257,601	0.0
43,574		Plum Creek Timber Co., Inc.	2,079,351	0.0
127,461		PNC Financial Services Group, Inc.	12,148,308	0.3
68,338		Principal Financial Group, Inc.	3,073,843	0.1
146,711		Progressive Corp.	4,665,410	0.1
131,604		ProLogis, Inc.	5,648,444	0.1
112,700		Prudential Financial, Inc.	9,174,907	0.2
36,944		Public Storage, Inc.	9,151,029	0.2
62,651		Realty Income Corp.	3,234,671	0.1
327,676		Regions Financial Corp.	3,145,690	0.1
77,663		Simon Property Group, Inc.	15,100,794	0.3
25,026		SL Green Realty Corp.	2,827,437	0.1
101,276		State Street Corp.	6,720,675	0.2
127,914		SunTrust Bank	5,479,836	0.1
209,292	@	Synchrony Financial	6,364,570	0.1
63,026		T. Rowe Price Group, Inc.	4,505,729	0.1
28,790		Torchmark Corp.	1,645,636	0.0
76,360		Travelers Cos., Inc.	8,617,990	0.2
61,106		Unum Group	2,034,219	0.0
412,705		US Bancorp	17,610,122	0.4
83,580		Ventas, Inc.	4,716,419	0.1
44,485		Vornado Realty Trust	4,446,721	0.1
1,166,685		Wells Fargo & Co.	63,420,997	1.4
88,825		Welltower, Inc.	6,042,765	0.1
128,123		Weyerhaeuser Co.	3,841,128	0.1
74,739		XL Group Plc	2,928,274	0.1
51,275		Zions Bancorp.	1,399,808	0.0
			733,819,157	16.3

		Health Care: 15.1%
374,425		Abbott Laboratories	16,815,427	0.4
410,325		AbbVie, Inc.	24,307,653	0.5
87,525		Aetna, Inc.	9,463,203	0.2
83,183		Agilent Technologies, Inc.	3,477,881	0.1
56,557	@	Alexion Pharmaceuticals, Inc.	10,788,248	0.2
98,927	@	Allergan plc	30,914,688	0.7
49,034		AmerisourceBergen Corp.	5,085,316	0.1
189,338		Amgen, Inc.	30,735,238	0.7
65,530		Anthem, Inc.	9,137,503	0.2
136,242		Baxalta, Inc.	5,317,525	0.1
137,303		Baxter International, Inc.	5,238,109	0.1
52,896		Becton Dickinson & Co.	8,150,745	0.2
55,950		Biogen, Inc.	17,140,283	0.4
337,647	@	Boston Scientific Corp.	6,226,211	0.1
418,744		Bristol-Myers Squibb Co.	28,805,400	0.6
82,575		Cardinal Health, Inc.	7,371,470	0.2
197,201	@	Celgene Corp.	23,616,792	0.5
76,424	@	Cerner Corp.	4,598,432	0.1
64,659		Cigna Corp.	9,461,551	0.2
18,546		CR Bard, Inc.	3,513,354	0.1
41,840	@	DaVita, Inc.	2,916,666	0.1
35,107		Dentsply International, Inc.	2,136,261	0.0
54,144	@	Edwards Lifesciences Corp.	4,276,293	0.1
244,975		Eli Lilly & Co.	20,641,594	0.5
52,250	@	Endo International PLC	3,198,745	0.1
169,747	@	Express Scripts Holding Co.	14,837,585	0.3
361,739		Gilead Sciences, Inc.	36,604,369	0.8
78,791	@	HCA Holdings, Inc.	5,328,635	0.1
20,815	@	Henry Schein, Inc.	3,292,725	0.1
37,205		Humana, Inc.	6,641,465	0.1
36,747	@	Illumina, Inc.	7,053,403	0.2
9,379		Intuitive Surgical, Inc.	5,122,435	0.1
694,509		Johnson & Johnson	71,339,964	1.6
25,402	@	Laboratory Corp. of America Holdings	3,140,703	0.1
29,103	@	Mallinckrodt PLC - W/I	2,171,957	0.1
57,758		McKesson Corp.	11,391,610	0.3
352,948		Medtronic PLC	27,148,760	0.6
701,185		Merck & Co., Inc.	37,036,592	0.8
103,681	@	Mylan NV	5,606,032	0.1
20,964		Patterson Cos., Inc.	947,782	0.0
28,096		PerkinElmer, Inc.	1,505,103	0.0
36,748		Perrigo Co. PLC	5,317,436	0.1
1,549,436		Pfizer, Inc.	50,015,794	1.1
35,982		Quest Diagnostics, Inc.	2,559,759	0.1
19,487	@	Regeneron Pharmaceuticals, Inc.	10,578,908	0.2
70,949		St. Jude Medical, Inc.	4,382,520	0.1
79,277		Stryker Corp.	7,368,004	0.2
25,018	@	Tenet Healthcare Corp.	758,045	0.0
100,175		Thermo Fisher Scientific, Inc.	14,209,824	0.3
239,232		UnitedHealth Group, Inc.	28,143,252	0.6
22,889		Universal Health Services, Inc.	2,735,007	0.1

See Accompanying Notes to Financial Statements

51

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
24,319	@	Varian Medical Systems, Inc.	1,964,975	0.0
61,676	@	Vertex Pharmaceuticals, Inc.	7,760,691	0.2
20,498		Waters Corp.	2,758,621	0.1
42,966		Zimmer Biomet Holdings, Inc.	4,407,882	0.1
114,981		Zoetis, Inc.	5,509,890	0.1
			680,974,316	15.1

		Industrials: 10.0%
154,546		3M Co.	23,280,809	0.5
41,400		ADT Corp.	1,365,372	0.0
24,075		Allegion Public Ltd.	1,587,024	0.0
158,214		American Airlines Group, Inc.	6,700,363	0.2
59,710	@	Ametek, Inc.	3,199,859	0.1
158,078		Boeing Co.	22,856,498	0.5
146,142		Caterpillar, Inc.	9,931,810	0.2
36,051		CH Robinson Worldwide, Inc.	2,235,883	0.1
21,950		Cintas Corp.	1,998,547	0.0
244,714		CSX Corp.	6,350,328	0.1
41,229		Cummins, Inc.	3,628,564	0.1
149,647		Danaher Corp.	13,899,213	0.3
78,252		Deere & Co.	5,968,280	0.1
197,407		Delta Air Lines, Inc.	10,006,561	0.2
38,897		Dover Corp.	2,384,775	0.1
9,070		Dun & Bradstreet Corp.	942,645	0.0
116,164		Eaton Corp. PLC	6,045,175	0.1
164,296		Emerson Electric Co.	7,858,278	0.2
29,738	@	Equifax, Inc.	3,311,921	0.1
46,791		Expeditors International Washington, Inc.	2,110,274	0.0
72,715	L	Fastenal Co.	2,968,226	0.1
65,917		FedEx Corp.	9,820,974	0.2
32,849		Flowserve Corp.	1,382,286	0.0
35,545		Fluor Corp.	1,678,435	0.0
74,588		General Dynamics Corp.	10,245,408	0.2
2,368,925		General Electric Co.	73,792,014	1.6
193,445		Honeywell International, Inc.	20,035,099	0.4
82,114		Illinois Tool Works, Inc.	7,610,325	0.2
65,524		Ingersoll-Rand PLC - Class A	3,622,822	0.1
30,763	@	Jacobs Engineering Group, Inc.	1,290,508	0.0
22,725		JB Hunt Transport Services, Inc.	1,667,106	0.0
27,394		Kansas City Southern	2,045,510	0.0
19,676		L-3 Communications Holdings, Inc.	2,351,479	0.1
66,334		Lockheed Martin Corp.	14,404,428	0.3
84,456		Masco Corp.	2,390,105	0.1
91,380		Nielsen NV	4,258,308	0.1
74,942		Norfolk Southern Corp.	6,339,344	0.1
45,779		Northrop Grumman Corp.	8,643,533	0.2
88,719		Paccar, Inc.	4,205,281	0.1
34,132		Parker Hannifin Corp.	3,310,121	0.1
45,245		Pentair PLC	2,240,985	0.1
49,460		Pitney Bowes, Inc.	1,021,349	0.0
34,535		Precision Castparts Corp.	8,012,465	0.2
40,100		Quanta Services, Inc.	812,025	0.0
75,577		Raytheon Co.	9,411,604	0.2
60,139		Republic Services, Inc.	2,645,515	0.1
33,305		Robert Half International, Inc.	1,569,998	0.0
33,137		Rockwell Automation, Inc.	3,400,188	0.1
32,993		Rockwell Collins, Inc.	3,045,254	0.1
25,303		Roper Technologies, Inc.	4,802,256	0.1
13,410		Ryder System, Inc.	762,090	0.0
14,577		Snap-On, Inc.	2,498,935	0.1
163,241		Southwest Airlines Co.	7,029,157	0.2
37,582		Stanley Black & Decker, Inc.	4,011,127	0.1
21,332	@	Stericycle, Inc.	2,572,639	0.1
68,692		Textron, Inc.	2,885,751	0.1
106,113		Tyco International Plc	3,383,944	0.1
214,387		Union Pacific Corp.	16,765,063	0.4
93,577	@	United Continental Holdings, Inc.	5,361,962	0.1
174,734		United Parcel Service, Inc. - Class B	16,814,653	0.4
23,301	@	United Rentals, Inc.	1,690,255	0.0
207,059		United Technologies Corp.	19,892,158	0.4
39,125	@	Verisk Analytics, Inc.	3,007,930	0.1
104,227		Waste Management, Inc.	5,562,595	0.1
14,500	L	WW Grainger, Inc.	2,937,555	0.1
45,022		Xylem, Inc.	1,643,303	0.0
			451,504,247	10.0

		Information Technology: 20.7%
156,828		Accenture PLC	16,388,526	0.4
126,635		Activision Blizzard, Inc.	4,902,041	0.1
125,200	@	Adobe Systems, Inc.	11,761,288	0.3
44,664	@	Akamai Technologies, Inc.	2,350,666	0.0
15,346	@	Alliance Data Systems Corp.	4,244,243	0.1
73,124	@	Alphabet, Inc. - Class A	56,891,203	1.3
74,582	@	Alphabet, Inc. - Class C	56,598,788	1.3
77,375		Amphenol Corp.	4,041,296	0.1
78,328		Analog Devices, Inc.	4,333,105	0.1
1,399,419		Apple, Inc.	147,302,844	3.3
288,435		Applied Materials, Inc.	5,385,082	0.1
56,777	@	Autodesk, Inc.	3,459,423	0.1
115,764		Automatic Data Processing, Inc.	9,807,526	0.2
65,813	@	Avago Technologies Ltd.	9,552,757	0.2
140,813		Broadcom Corp.	8,141,808	0.2
78,189		CA, Inc.	2,233,078	0.0
1,274,106		Cisco Systems, Inc.	34,598,349	0.8
38,611	@	Citrix Systems, Inc.	2,920,922	0.1
152,627		Cognizant Technology Solutions Corp.	9,160,673	0.2
296,932		Corning, Inc.	5,427,917	0.1
34,564		CSRA, Inc.	1,036,920	0.0
277,258		eBay, Inc.	7,619,050	0.2
78,014	@	Electronic Arts, Inc.	5,361,122	0.1
486,652		EMC Corp.	12,497,223	0.3
17,666		F5 Networks, Inc.	1,712,895	0.0
569,890		Facebook, Inc.	59,644,687	1.3
69,637		Fidelity National Information Services, Inc.	4,220,002	0.1
18,999	@,L	First Solar, Inc.	1,253,744	0.0
57,364	@	Fiserv, Inc.	5,246,512	0.1
34,672		Flir Systems, Inc.	973,243	0.0

See Accompanying Notes to Financial Statements

52

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
31,228		Harris Corp.	2,713,713	0.1
451,358		Hewlett Packard Enterprise Co.	6,860,642	0.1
453,414		HP, Inc.	5,368,422	0.1
224,020		International Business Machines Corp.	30,829,632	0.7
1,184,479		Intel Corp.	40,805,302	0.9
66,266		Intuit, Inc.	6,394,669	0.1
89,102		Juniper Networks, Inc.	2,459,215	0.1
39,143		KLA-Tencor Corp.	2,714,567	0.1
39,757	L	Lam Research Corp.	3,157,501	0.1
60,026		Linear Technology Corp.	2,549,304	0.1
248,545		Mastercard, Inc.	24,198,341	0.5
50,985		Microchip Technology, Inc.	2,372,842	0.1
272,527	@	Micron Technology, Inc.	3,858,982	0.1
2,004,982		Microsoft Corp.	111,236,401	2.5
40,329		Motorola Solutions, Inc.	2,760,520	0.1
73,379		NetApp, Inc.	1,946,745	0.0
128,288		Nvidia Corp.	4,228,373	0.1
803,598		Oracle Corp.	29,355,435	0.6
80,542		Paychex, Inc.	4,259,866	0.1
279,049	@	PayPal Holdings, Inc.	10,101,574	0.2
35,477	@	Qorvo, Inc.	1,805,779	0.0
377,280		Qualcomm, Inc.	18,858,341	0.4
45,884		Red Hat, Inc.	3,799,654	0.1
156,666	@	Salesforce.com, Inc.	12,282,614	0.3
50,374		SanDisk Corp.	3,827,920	0.1
75,058		Seagate Technology	2,751,626	0.1
47,980		Skyworks Solutions, Inc.	3,686,303	0.1
169,559		Symantec Corp.	3,560,739	0.1
96,964		TE Connectivity Ltd.	6,264,844	0.1
33,384	@	Teradata Corp.	882,005	0.0
254,620		Texas Instruments, Inc.	13,955,722	0.3
42,488		Total System Services, Inc.	2,115,902	0.0
24,630	@,L	VeriSign, Inc.	2,151,677	0.0
488,561		Visa, Inc. - Class A	37,887,906	0.8
58,162		Western Digital Corp.	3,492,628	0.1
126,827		Western Union Co.	2,271,472	0.0
238,869		Xerox Corp.	2,539,178	0.1
64,502		Xilinx, Inc.	3,029,659	0.1
218,073	@	Yahoo!, Inc.	7,253,108	0.2
			929,656,056	20.7

		Materials: 2.8%
48,666		Air Products & Chemicals, Inc.	6,331,933	0.1
16,279		Airgas, Inc.	2,251,711	0.0
328,845		Alcoa, Inc.	3,245,700	0.1
22,867		Avery Dennison Corp.	1,432,846	0.0
34,217		Ball Corp.	2,488,602	0.1
58,503		CF Industries Holdings, Inc.	2,387,508	0.1
282,256		Dow Chemical Co.	14,530,539	0.3
37,301		Eastman Chemical Co.	2,518,191	0.1
66,710		Ecolab, Inc.	7,630,290	0.2
219,980		Du Pont E I de Nemours & Co.	14,650,668	0.3
33,540		FMC Corp.	1,312,420	0.0
290,126		Freeport-McMoRan, Inc.	1,964,153	0.0
20,143		International Flavors & Fragrances, Inc.	2,409,909	0.1
104,058		International Paper Co.	3,922,987	0.1
90,250	@	LyondellBasell Industries NV - Class A	7,842,725	0.2
16,602		Martin Marietta Materials, Inc.	2,267,501	0.0
110,400		Monsanto Co.	10,876,608	0.2
84,171		Mosaic Co.	2,322,278	0.1
132,810		Newmont Mining Corp.	2,389,252	0.1
80,224		Nucor Corp.	3,233,027	0.1
40,371	@	Owens-Illinois, Inc.	703,263	0.0
67,588		PPG Industries, Inc.	6,679,046	0.1
71,497		Praxair, Inc.	7,321,293	0.2
49,554		Sealed Air Corp.	2,210,108	0.0
19,864		Sherwin-Williams Co.	5,156,694	0.1
33,464		Vulcan Materials Co.	3,178,076	0.1
64,537		WestRock Co.	2,944,178	0.1
			124,201,506	2.8

		Telecommunication Services: 2.4%
1,544,164		AT&T, Inc.	53,134,683	1.2
137,802		CenturyLink, Inc.	3,467,099	0.1
293,224		Frontier Communications Corp.	1,369,356	0.0
72,434	@	Level 3 Communications, Inc.	3,937,512	0.1
1,021,296		Verizon Communications, Inc.	47,204,301	1.0
			109,112,951	2.4

		Utilities: 3.0%
168,890		AES Corp.	1,616,277	0.0
30,181		AGL Resources, Inc.	1,925,850	0.0
60,902	@	Ameren Corp.	2,632,793	0.1
123,197		American Electric Power Co., Inc.	7,178,689	0.2
107,997		Centerpoint Energy, Inc.	1,982,825	0.1
69,547		CMS Energy Corp.	2,509,256	0.1
73,592		Consolidated Edison, Inc.	4,729,758	0.1
149,430		Dominion Resources, Inc.	10,107,445	0.2
45,049		DTE Energy Co.	3,612,479	0.1
172,774		Duke Energy Corp.	12,334,336	0.3
81,780		Edison International	4,842,194	0.1
44,776		Entergy Corp.	3,060,887	0.1
79,616		Eversource Energy	4,065,989	0.1
230,813		Exelon Corp.	6,409,677	0.1
106,185		FirstEnergy Corp.	3,369,250	0.1
115,596		NextEra Energy, Inc.	12,009,268	0.3
79,988		NiSource, Inc.	1,560,566	0.0
78,859		NRG Energy, Inc.	928,170	0.0
123,105		PG&E Corp.	6,547,955	0.2
63,659		Pepco Holdings, Inc.	1,655,771	0.0
27,824		Pinnacle West Capital Corp.	1,794,091	0.0
168,622		PPL Corp.	5,755,069	0.1
126,998	@	Public Service Enterprise Group, Inc.	4,913,553	0.1
35,873		SCANA Corp.	2,169,958	0.1
59,187		Sempra Energy	5,564,170	0.1
228,146		Southern Co.	10,674,951	0.2
59,044		TECO Energy, Inc.	1,573,523	0.0
79,238		WEC Energy Group, Inc.	4,065,702	0.1
127,383	@	Xcel Energy, Inc.	4,574,324	0.1
			134,164,776	3.0

	Total Common Stock
	(Cost $3,089,043,630)		4,493,422,500	99.9

See Accompanying Notes to Financial Statements

53

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Securities Lending Collateralcc: 0.4%
4,961,328	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $4,961,491, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $5,060,555, due 06/06/16-05/04/37)	4,961,328	0.1
4,961,328	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $4,961,513, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $5,060,555, due 01/15/16-04/01/51)	4,961,328	0.1
3,964,218	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $3,964,344, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $4,043,514, due 11/15/44)	3,964,218	0.1
4,961,328	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $4,961,507, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $5,060,555, due 01/15/16-10/20/65)	4,961,328	0.1
2,041,409	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,041,501, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,083,737, due 01/15/17-02/15/42)	2,041,409	0.0
		20,889,611	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
35,045,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $35,045,000)	35,045,000	0.8

	Total Short-Term Investments
	(Cost $55,934,611)	55,934,611	1.2

	Total Investments in Securities (Cost $3,144,978,241)	$4,549,357,111	101.1
	Liabilities in Excess of Other Assets	(47,461,069)	(1.1)
	Net Assets	$4,501,896,042	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $3,198,676,015.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,513,429,134
Gross Unrealized Depreciation	(162,748,038)

Net Unrealized Appreciation	$1,350,681,096

See Accompanying Notes to Financial Statements

54

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 62.2%
		Consumer Discretionary: 3.4%
500,000		Ford Motor Co.	7,045,000	1.4
131,208		General Motors Co.	4,462,384	0.9
15,000	L	Nordstrom, Inc.	747,150	0.2
65,000		Target Corp.	4,719,650	0.9
			16,974,184	3.4

		Consumer Staples: 2.0%
50,000		Coca-Cola Co.	2,148,000	0.4
60,000		PepsiCo, Inc.	5,995,200	1.2
62,879		Whole Foods Market, Inc.	2,106,447	0.4
			10,249,647	2.0

		Energy: 9.1%
70,000		Anadarko Petroleum Corp.	3,400,600	0.7
200,000		BP PLC ADR	6,252,000	1.3
110,000		Chevron Corp.	9,895,600	2.0
70,000		Exxon Mobil Corp.	5,456,500	1.1
35,000		Halliburton Co.	1,191,400	0.2
293,400		Royal Dutch Shell PLC - Class A ADR	13,434,786	2.7
141,200		Spectra Energy Corp.	3,380,328	0.7
50,000		Total S.A. ADR	2,247,500	0.4
			45,258,714	9.1

		Financials: 4.2%
287,000		Bank of America Corp.	4,830,210	1.0
55,800		JPMorgan Chase & Co.	3,684,474	0.7
72,908		Metlife, Inc.	3,514,895	0.7
45,200		Royal Bank of Canada	2,422,187	0.5
50,000		US Bancorp	2,133,500	0.4
80,000		Wells Fargo & Co.	4,348,800	0.9
			20,934,066	4.2

		Health Care: 5.4%
50,000		AstraZeneca PLC	3,377,388	0.7
54,800		Johnson & Johnson	5,629,056	1.1
110,200		Merck & Co., Inc.	5,820,764	1.2
250,000		Pfizer, Inc.	8,070,000	1.6
100,000		Sanofi-Aventis SA ADR	4,265,000	0.8
			27,162,208	5.4

		Industrials: 7.9%
16,400		Boeing Co.	2,371,276	0.5
1,222	@	Ceva Holdings LLC	549,832	0.1
300,000		General Electric Co.	9,345,000	1.9
40,000		Lockheed Martin Corp.	8,686,000	1.7
30,500		Raytheon Co.	3,798,165	0.7
100,000		Republic Services, Inc.	4,399,000	0.9
40,000		United Technologies Corp.	3,842,800	0.8
121,000		Waste Management, Inc.	6,457,770	1.3
			39,449,843	7.9

		Information Technology: 7.7%
20,000		Apple, Inc.	2,105,200	0.4
200,000		Cisco Systems, Inc.	5,431,000	1.1
208,927	@	First Data Holdings, Inc.	3,280,070	0.7
395,000		Intel Corp.	13,607,750	2.7
123,100		Microsoft Corp.	6,829,588	1.4
35,000		Oracle Corp.	1,278,550	0.2
109,000		Texas Instruments, Inc.	5,974,290	1.2
			38,506,448	7.7

		Materials: 6.8%
50,000	L	Agrium, Inc.	4,467,000	0.9
40,000		BASF SE	3,047,139	0.6
300,000		BHP Billiton PLC	3,345,565	0.7
150,000		Dow Chemical Co.	7,722,000	1.5
100,000		Du Pont E I de Nemours & Co.	6,660,000	1.3
60,000		Mosaic Co.	1,655,400	0.3
250,000	L	Rio Tinto PLC ADR	7,280,000	1.5
			34,177,104	6.8

		Telecommunication Services: 2.9%
100,000		AT&T, Inc.	3,441,000	0.7
800,000		Telstra Corp., Ltd.	3,250,950	0.6
73,975		Verizon Communications, Inc.	3,419,124	0.7
46,025	@	Verizon Communications, Inc. - VZC	2,139,611	0.4
704,545		Vodafone Group PLC	2,284,689	0.5
			14,535,374	2.9

		Utilities: 12.8%
75,000		American Electric Power Co., Inc.	4,370,250	0.9
50,000		Dominion Resources, Inc.	3,382,000	0.7
74,965		Duke Energy Corp.	5,351,751	1.1
135,000		Exelon Corp.	3,748,950	0.8
64,930		NextEra Energy, Inc.	6,745,578	1.3
150,000		PG&E Corp.	7,978,500	1.6
80,000		Pinnacle West Capital Corp.	5,158,400	1.0
109,712		PPL Corp.	3,744,471	0.7
140,000		Public Service Enterprise Group, Inc.	5,416,600	1.1
45,600		Sempra Energy	4,286,856	0.9
171,600		Southern Co.	8,029,164	1.6
160,000		Xcel Energy, Inc.	5,745,600	1.1
			63,958,120	12.8

	Total Common Stock
	(Cost $263,582,828)		311,205,708	62.2

PREFERRED STOCK: 5.7%
		Consumer Discretionary: 0.2%
10,000		Fiat Chrysler Automobiles NV	1,180,550	0.2

		Financials: 2.8%
4,300		Bank of America Corp.	4,701,061	1.0
50	@,P	Federal National Mortgage Association	525,000	0.1
60,000		Felcor Lodging Trust, Inc.	1,524,372	0.3
6,000		Wells Fargo & Co.	6,977,910	1.4
			13,728,343	2.8

		Health Care: 0.5%
2,500	@	Allergan PLC	2,575,450	0.5

See Accompanying Notes to Financial Statements

55

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
		Industrials:0.2%
41	@	Ceva Holdings Series A-1	25,625	0.0
1,748	@	Ceva Holdings Series A-2	786,523	0.2
			812,148	0.2

		Materials: 0.7%
100,000		Alcoa, Inc.	3,331,000	0.7

		Utilities: 1.3%
46,300		Dominion Resources, Inc./VA	2,226,104	0.4
17,000		Dominion Resources, Inc./VA - Series A	902,360	0.2
17,000		Dominion Resources, Inc./VA - Series B	912,390	0.2
50,000		NextEra Energy, Inc.	2,641,500	0.5
			6,682,354	1.3

	Total Preferred Stock
	(Cost $29,929,649)		28,309,845	5.7

EQUITY-LINKED SECURITIES: 2.4%
		Consumer Discretionary: 0.5%
70,000	#,@,Z	Deutshce Bank AG into General Motors Co., 8.000%	2,382,660	0.5

		Industrials: 0.7%
125,000	#,@	Goldman Sachs & Co. into General Electric Co., 5.500%	3,667,375	0.7

		Information Technology: 1.2%
55,000	#	Citigroup, Inc. into Apple, Inc., 7.000%	5,813,500	1.2

	Total Equity-Linked Securities
	(Cost $12,848,446)		11,863,535	2.4

WARRANTS: 0.0%
		Utilities: 0.0%
21,595	@	Dynegy, Inc.	10,150	0.0

	Total Warrants
	(Cost $498,071)		10,150	0.0

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 26.9%
			Basic Materials: 1.7%
	862,000	#	First Quantum Minerals Ltd., 6.750%, 02/15/20	560,300	0.1
	862,000	#	First Quantum Minerals Ltd., 7.000%, 02/15/21	545,215	0.1
	5,000,000	#,L	FMG Resources August 2006 Pty Ltd., 9.750%, 03/01/22	4,600,000	0.9
EUR	2,500,000	#	Kerling PLC, 10.625%, 02/01/17	2,730,474	0.6
				8,435,989	1.7

			Communications: 6.2%
	2,200,000	#	Altice SA, 7.625%, 02/15/25	1,903,000	0.4
	700,000	#	Altice SA, 7.750%, 05/15/22	633,500	0.1
	7,617,472		Clear Channel Communications, Inc., 7.174%, 01/30/19	5,370,318	1.1
	1,485,057		Clear Channel Communications, Inc., 7.924%, 07/30/19	1,048,202	0.2
	1,853,000		Clear Channel Communications, Inc., 9.000%, 12/15/19	1,378,169	0.3
	1,500,000	#	CommScope, Inc., 5.000%, 06/15/21	1,443,750	0.3
	1,500,000		Frontier Communications Corp., 9.250%, 07/01/21	1,479,375	0.3
	2,000,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	1,580,000	0.3
	1,800,000	#	Neptune Finco Corp., 10.875%, 10/15/25	1,890,000	0.4
	2,400,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	2,514,000	0.5
	4,700,000		Sprint Nextel Corp., 7.875%, 09/15/23	3,541,450	0.7
	2,500,000		T-Mobile USA, Inc., 6.731%, 04/28/22	2,612,500	0.5
	4,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	3,870,000	0.7
	2,000,000	#	Virgin Media Secured Finance PLC, 5.500%, 01/15/25	2,005,000	0.4
				31,269,264	6.2

			Consumer, Cyclical: 2.2%
	1,500,000	#,L	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	1,263,750	0.3
	5,000,000		Belk, Inc. TL B 1L, 5.750%, 12/12/22	4,470,835	0.9
	2,000,000		Dollar General Corp., 3.250%, 04/15/23	1,907,852	0.4
	2,500,000		KB Home, 7.500%, 09/15/22	2,500,000	0.5
	760,128		Navistar International Corp., 6.500%, 08/07/20	672,713	0.1
				10,815,150	2.2

			Consumer, Non-cyclical: 2.5%
	1,000,000	L	CHS/Community Health Systems, Inc., 6.875%, 02/01/22	953,750	0.2
	1,000,000		Cott Beverages, Inc., 5.375%, 07/01/22	982,500	0.2
	2,000,000		HCA, Inc., 5.875%, 05/01/23	2,060,000	0.4
	3,200,000		HCA, Inc., 7.500%, 02/15/22	3,560,000	0.7
	2,300,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	2,320,125	0.5
	1,700,000	#	VRX Escrow Corp., 5.875%, 05/15/23	1,525,750	0.3
	1,300,000	#	VRX Escrow Corp., 6.125%, 04/15/25	1,163,500	0.2
				12,565,625	2.5

See Accompanying Notes to Financial Statements

56

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Diversified: 0.7%
2,000,000		First Eagle TL B 1L, 4.750%, 12/01/22	1,976,666	0.4
400,000	#	Stena AB, 7.000%, 02/01/24	342,000	0.1
1,500,000	#	Stena International SA, 5.750%, 03/01/24	1,267,500	0.2
			3,586,166	0.7

		Energy: 2.7%
1,100,000		Antero Resources Corp., 5.375%, 11/01/21	885,500	0.2
1,000,000	L	Bill Barrett Corp., 7.000%, 10/15/22	675,000	0.1
2,000,000	L	Bill Barrett Corp., 7.625%, 10/01/19	1,410,000	0.3
781,000	L	California Resources Corp., 6.000%, 11/15/24	240,157	0.1
2,094,000	#,L	California Resources Corp., 8.000%, 12/15/22	1,107,203	0.2
2,553,000	#	Chesapeake Energy Corp., 8.000%, 12/15/22	1,263,735	0.3
1,500,000		Denbury Resources, Inc., 5.500%, 05/01/22	505,470	0.1
1,500,000	L	Energy XXI Gulf Coast, Inc., 9.250%, 12/15/17	427,500	0.1
1,800,000	#,L	Energy XXI Gulf Coast, Inc., 11.000%, 03/15/20	634,500	0.1
2,500,000		Fieldwood Energy - Term Loan 2L, 8.375%, 09/30/20	393,750	0.1
2,000,000	#,L	Halcon Resources Corp., 13.000%, 02/15/22	690,000	0.1
1,600,000	#	Kinder Morgan, Inc./DE, 5.625%, 11/15/23	1,465,814	0.3
1,000,000	#	Linn Energy LLC / Linn Energy Finance Corp., 12.000%, 12/15/20	510,000	0.1
2,800,000	L	Sanchez Energy Corp., 7.750%, 06/15/21	1,722,000	0.3
1,000,000		SandRidge Energy, Inc., 8.125%, 10/15/22	115,000	0.0
1,000,000		Stone Energy Corp., 7.500%, 11/15/22	335,000	0.1
3,000,000	L	W&T Offshore, Inc., 8.500%, 06/15/19	1,065,000	0.2
			13,445,629	2.7

		Financial: 4.2%
2,000,000		Bank of America Corp., 6.100%, 12/29/49	2,030,000	0.4
1,500,000		Bank of America Corp., 8.125%, 12/29/49	1,528,125	0.3
6,000,000		Citigroup, Inc., 6.300%, 12/29/49	5,857,500	1.2
2,000,000		JPMorgan Chase & Co., 5.000%, 12/29/49	1,902,500	0.4
2,000,000		JPMorgan Chase & Co., 5.150%, 05/29/49	1,895,000	0.4
1,500,000	L	Morgan Stanley, 5.550%, 12/29/49	1,501,875	0.3
2,500,000	#	OneMain Financial Holdings, Inc., 6.750%, 12/15/19	2,540,625	0.5
2,000,000		United Rentals North America, Inc., 5.750%, 11/15/24	1,990,000	0.4
1,600,000		Wells Fargo & Co., 5.900%, 12/29/49	1,618,000	0.3
			20,863,625	4.2

		Industrial: 2.1%
1,600,000	#	Bombardier, Inc., 7.500%, 03/15/25	1,128,000	0.2
2,000,000	#	BWAY Holding Co., 9.125%, 08/15/21	1,880,000	0.4
1,500,000	#	Cemex SAB de CV, 7.250%, 01/15/21	1,447,500	0.3
1,300,000		TransDigm, Inc., 6.500%, 07/15/24	1,299,350	0.3
1,300,000		TransDigm, Inc., 6.000%, 07/15/22	1,277,250	0.2
2,500,000	#	XPO Logistics, Inc., 6.500%, 06/15/22	2,321,875	0.5
1,000,000		XPO Logistics, Inc. - TL B 1L, 5.500%, 11/01/21	997,292	0.2
			10,351,267	2.1

		Technology: 1.9%
2,500,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,671,875	0.3
5,400,000	#	First Data Corp., 7.000%, 12/01/23	5,413,500	1.1
2,413,000	#,&	First Data Corp., 8.750%, 01/15/22	2,524,239	0.5
			9,609,614	1.9

		Utilities: 2.7%
3,500,000		Calpine Corp., 5.750%, 01/15/25	3,101,875	0.6
5,000,000		Dynegy, Inc., 7.375%, 11/01/22	4,375,000	0.9
5,000,000	#	InterGen NV, 7.000%, 06/30/23	3,987,500	0.8
3,000,000		NGL Energy Partners L.P. / NGL Energy Finance Corp., 6.875%, 10/15/21	2,265,000	0.4
			13,729,375	2.7

	Total Corporate Bonds/Notes
	(Cost $158,402,229)		134,671,704	26.9

	Total Long-Term Investments
	(Cost $465,261,223)		486,060,942	97.2

SHORT-TERM INVESTMENTS: 5.7%
		Corporate Bonds/Notes: 0.2%
1,000,000		Sabine Pass LNG LP, 7.500%, 11/30/16
		(Cost $978,068)	1,000,000	0.2

		U.S. Government Agency Obligations: 0.3%
1,790,000		Federal Home Loan Bank Discount Notes, 0.090%, 01/04/16
		(Cost $1,789,995)	1,790,000	0.3

See Accompanying Notes to Financial Statements

57

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: 5.2%
6,160,590	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $6,160,820, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $6,283,802, due 01/15/16-04/01/51)	6,160,590	1.2
4,922,214	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $4,922,370, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $5,020,672, due 11/15/44)	4,922,214	1.0
6,160,590	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $6,160,840, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $6,283,803, due 03/31/21-02/15/44)	6,160,590	1.3
6,160,590	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $6,160,813, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,283,802, due 01/15/16-10/20/65)	6,160,590	1.2
2,534,892	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,535,006, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,587,452, due 01/15/17-02/15/42)	2,534,892	0.5
		25,938,876	5.2

	Total Short-Term Investments
	(Cost $28,706,939)	28,728,876	5.7

	Total Investments in Securities (Cost $493,968,162)	$514,789,818	102.9
	Liabilities in Excess of Other Assets	(14,740,398)	(2.9)
	Net Assets	$500,049,420	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

EUR	EU Euro

Cost for federal income tax purposes is $494,475,897.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$82,609,521
Gross Unrealized Depreciation	(62,295,600)

Net Unrealized Appreciation	$20,313,921

See Accompanying Notes to Financial Statements

58

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Consumer Discretionary: 14.7%
11,900		Abercrombie & Fitch Co.	321,300	0.0
74,300	@	American Axle & Manufacturing Holdings, Inc.	1,407,242	0.2
186,577		American Eagle Outfitters	2,891,943	0.4
32,900		Barnes & Noble, Inc.	286,559	0.0
38,200	@	Bloomin Brands, Inc.	645,198	0.1
138,506		Brinker International, Inc.	6,641,363	0.9
63,869		Brunswick Corp.	3,226,023	0.5
47,300		Caleres, Inc.	1,268,586	0.2
4,100		Capella Education Co.	189,502	0.0
42,200	@	Carrols Restaurant Group, Inc.	495,428	0.1
55,800		Cato Corp.	2,054,556	0.3
275,945		Chico's FAS, Inc.	2,944,333	0.4
39,600		Childrens Place Retail Stores, Inc.	2,185,920	0.3
116,063		Cinemark Holdings, Inc.	3,879,986	0.5
20,400		Citi Trends, Inc.	433,500	0.1
92,100		Cooper Tire & Rubber Co.	3,485,985	0.5
364,225	@	CROCS, Inc.	3,729,664	0.5
211,097		Dana Holding Corp.	2,913,139	0.4
7,000	@	Dave & Buster's Entertainment, Inc.	292,180	0.0
40,795		Drew Industries, Inc.	2,484,007	0.3
215,129		EW Scripps Co.	4,087,451	0.6
91,200	@	Express, Inc.	1,575,936	0.2
3,400	@,L	Fogo De Chao, Inc.	51,544	0.0
134,200	@	Gray Television, Inc.	2,187,460	0.3
38,500	@	Helen of Troy Ltd.	3,628,625	0.5
8,340	@	Horizon Global Corp.	86,486	0.0
42,000	@	Isle of Capri Casinos, Inc.	585,060	0.1
26,900		Jack in the Box, Inc.	2,063,499	0.3
106,592	@	Jarden Corp.	6,088,535	0.9
10,471		Journal Media Group, Inc.	125,861	0.0
47,600	@	K12, Inc.	418,880	0.1
30,300		KB Home	373,599	0.1
22,700		Kirkland's, Inc.	329,150	0.0
6,100		Libbey, Inc.	130,052	0.0
17,700		Lifetime Brands, Inc.	234,702	0.0
24,100		Lithia Motors, Inc.	2,570,747	0.4
152,115	@	Malibu Boats, Inc.	2,490,123	0.4
99,500	@	Monarch Casino & Resort, Inc.	2,260,640	0.3
57,587		Morningstar, Inc.	4,630,571	0.7
4,300		Nacco Industries, Inc.	181,460	0.0
30,000	@	Nautilus, Inc.	501,600	0.1
20,300		Nexstar Broadcasting Group, Inc.	1,191,610	0.2
337,250	@	Office Depot, Inc.	1,902,090	0.3
22,800	L	Outerwall, Inc.	833,112	0.1
63,883		Papa John's International, Inc.	3,569,143	0.5
102,861		Pool Corp.	8,309,112	1.2
89,600	@	RetailMeNot, Inc.	888,832	0.1
91,208	@	Ruth's Hospitality Group, Inc.	1,452,031	0.2
105,087	@	ServiceMaster Global Holdings, Inc.	4,123,614	0.6
35,000		Sinclair Broadcast Group, Inc.	1,138,900	0.2
6,000	@	Skullcandy, Inc.	28,380	0.0
24,900	@	Stoneridge, Inc.	368,520	0.1
44,100	@	Tilly's, Inc.	292,383	0.0
85,200		Tower International, Inc.	2,434,164	0.3
50,017	@,L	Zoe's Kitchen, Inc.	1,399,476	0.2
			104,309,762	14.7

		Consumer Staples: 3.3%
22,400		Andersons, Inc.	708,512	0.1
56,200		Dean Foods Co.	963,830	0.1
30,097		J&J Snack Foods Corp.	3,511,417	0.5
102,900	@,L	Performance Food Group Co.	2,381,106	0.3
62,400	L	Pilgrim's Pride Corp.	1,378,416	0.2
23,343	@	Pinnacle Foods, Inc.	991,144	0.1
12,200	@	Revlon, Inc. - Class A	339,648	0.1
7,500	@,L	Sanderson Farms, Inc.	581,400	0.1
90,820		SpartanNash Co.	1,965,345	0.3
84,574		Spectrum Brands Holdings, Inc.	8,609,633	1.2
86,500	@	SUPERVALU, Inc.	586,470	0.1
9,600	@	USANA Health Sciences, Inc.	1,226,400	0.2
6,900		Village Super Market	181,815	0.0
			23,425,136	3.3

		Energy: 3.1%
88,200	@	Abraxas Petroleum Corp.	93,492	0.0
69,900		Archrock, Inc.	525,648	0.1
135,400	L	Atwood Oceanics, Inc.	1,385,142	0.2
66,200	@,L	Bill Barrett Corp.	260,166	0.1
32,700	@	Callon Petroleum Co.	272,718	0.1
31,300		Carrizo Oil & Gas, Inc.	925,854	0.1
26,019		Cimarex Energy Co.	2,325,578	0.3
28,700		Delek US Holdings, Inc.	706,020	0.1
34,892	@	Dril-Quip, Inc.	2,066,653	0.3
13,457	L	Energy XXI Bermuda Ltd.	13,592	0.0
70,200		Green Plains Renewable Energy, Inc.	1,607,580	0.2
141,900	@	Helix Energy Solutions Group, Inc.	746,394	0.1
21,300	@,L	Jones Energy, Inc.	82,005	0.0
30,400	@	Matrix Service Co.	624,416	0.1
98,100	@,L	Pacific Ethanol, Inc.	468,918	0.1
323,494		Patterson-UTI Energy, Inc.	4,878,289	0.7
14,800	@	PHI, Inc.	242,868	0.0
7,500	@	Pioneer Energy Services Corp.	16,275	0.0
89,100	@	Renewable Energy Group, Inc.	827,739	0.1
2,700	@	Rex Stores Corp.	145,989	0.0
41,000	@,L	Stone Energy Corp.	175,890	0.0
29,146		Superior Energy Services	392,597	0.1
194,190	@	Synergy Resources Corp.	1,654,499	0.2

See Accompanying Notes to Financial Statements

59

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
22,700	@,L	TransAtlantic Petroleum Ltd.	31,553	0.0
303,900	@,L	Triangle Petroleum Corp.	234,003	0.0
22,600		Western Refining, Inc.	805,012	0.1
6,700		World Fuel Services Corp.	257,682	0.1
			21,766,572	3.1

		Financials: 22.8%
2,300		Agree Realty Corp.	78,177	0.0
19,600	@	Alexander & Baldwin, Inc.	692,076	0.1
26,500		American Assets Trust, Inc.	1,016,275	0.1
10,077		American Campus Communities, Inc.	416,583	0.1
41,800		American Equity Investment Life Holding Co.	1,004,454	0.1
7,800		Arlington Asset Investment Corp.	103,194	0.0
21,900		Armada Hoffler Properties, Inc.	229,512	0.0
224,500		Ashford Hospitality Trust, Inc.	1,416,595	0.2
36,446		Ashford Hospitality Prime, Inc.	528,467	0.1
16,700		Aspen Insurance Holdings Ltd.	806,610	0.1
292,333		Associated Banc-Corp.	5,481,244	0.8
25,400	@	Atlas Financial Holdings, Inc.	505,460	0.1
34,100		Banc of California, Inc.	498,542	0.1
119,626		BankUnited, Inc.	4,313,714	0.6
30,300	@	BBCN Bancorp, Inc.	521,766	0.1
148,150		BGC Partners, Inc.	1,453,352	0.2
44,400		Bluerock Residential Growth REIT, Inc.	526,140	0.1
6,900		BNC Bancorp	175,122	0.0
34,300	L	BofI Holding, Inc.	722,015	0.1
168,100		Capstead Mortgage Corp.	1,469,194	0.2
39,000		Cash America International, Inc.	1,168,050	0.2
17,800		Cathay General Bancorp.	557,674	0.1
20,400		Chatham Lodging Trust	417,792	0.1
17,700		Chesapeake Lodging Trust	445,332	0.1
113,400		CNO Financial Group, Inc.	2,164,806	0.3
3,947		Community Trust Bancorp., Inc.	137,987	0.0
26,400		Coresite Realty Corp.	1,497,408	0.2
51,600		Cousins Properties, Inc.	486,588	0.1
5,900		Crawford & Co.	31,329	0.0
41,780	@	Customers Bancorp, Inc.	1,137,252	0.2
18,100		CyrusOne, Inc.	677,845	0.1
16,556		DCT Industrial Trust, Inc.	618,698	0.1
21,625		DDR Corp.	364,165	0.1
36,800	@	DiamondRock Hospitality Co.	355,120	0.1
65,922		East-West Bancorp., Inc.	2,739,718	0.4
22,000		Easterly Government Properties, Inc.	377,960	0.1
73,117		EastGroup Properties, Inc.	4,066,036	0.6
101,899		Eaton Vance Corp.	3,304,585	0.5
17,900		Education Realty Trust, Inc.	678,052	0.1
29,700	@	eHealth, Inc.	296,406	0.0
21,600	L	Encore Capital Group, Inc.	628,128	0.1
7,200	@	Evercore Partners, Inc.	389,304	0.1
40,103		Fidelity Southern Corp.	894,698	0.1
10,800		Financial Institutions, Inc.	302,400	0.0
10,700		First Business Financial Services, Inc.	267,607	0.0
51,500		First Commonwealth Financial Corp.	467,105	0.1
13,100		First Community Bancshares, Inc.	244,053	0.0
173,482		First Financial Bancorp.	3,134,820	0.4
210,660		First Horizon National Corp.	3,058,783	0.4
103,175		First Industrial Realty Trust, Inc.	2,283,263	0.3
10,100		First Merchants Corp.	256,742	0.0
20,700	@	First NBC Bank Holding Co.	773,973	0.1
48,637		First Republic Bank/San Francisco CA	3,212,960	0.5
76,959	@	FirstMerit Corp.	1,435,285	0.2
90,600	@	Flagstar Bancorp, Inc.	2,093,766	0.3
7,300		Franklin Street Properties Corp.	75,555	0.0
113,000		Fulton Financial Corp.	1,470,130	0.2
96,811		Glacier Bancorp., Inc.	2,568,396	0.4
12,100		Government Properties Income Trust	192,027	0.0
64,800		Gramercy Property Trust	500,256	0.1
151,548		Great Western Bancorp, Inc.	4,397,923	0.6
85,481		Greenhill & Co., Inc.	2,445,611	0.3
74,850		Hanmi Financial Corp.	1,775,442	0.3
14,000	L	HCI Group, Inc.	487,900	0.1
128,162		HFF, Inc.	3,981,993	0.6
30,500	@	Hilltop Holdings, Inc.	586,210	0.1
92,100	@	HomeStreet, Inc.	1,999,491	0.3
4,000	@	Horace Mann Educators Corp.	132,720	0.0
10,900		Houlihan Lokey, Inc.	285,689	0.0
13,200		Hudson Pacific Properties, Inc.	371,448	0.1
298,400		Huntington Bancshares, Inc.	3,300,304	0.5
53,973		Iberiabank Corp.	2,972,293	0.4
16,400		IDT Corp.	191,224	0.0
46,100	@	Insmed Inc.	836,715	0.1
3,200	@	Intl. FCStone, Inc.	107,072	0.0
19,100		Investment Technology Group, Inc.	325,082	0.0
187,630		Janus Capital Group, Inc.	2,643,707	0.4
14,100		LaSalle Hotel Properties	354,756	0.1
62,800		Maiden Holdings Ltd.	936,348	0.1
9,500		MainSource Financial Group, Inc.	217,360	0.0

See Accompanying Notes to Financial Statements

60

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
3,900		MarketAxess Holdings, Inc.	435,201	0.1
5,500		Meta Financial Group, Inc.	252,615	0.0
53,438		Mid-America Apartment Communities, Inc.	4,852,705	0.7
98,765		Moelis & Co.	2,881,963	0.4
2,100	L	National Bankshares, Inc.	74,634	0.0
7,900		National General Holdings Corp.	172,694	0.0
141,746		National Retail Properties, Inc.	5,676,927	0.8
6,813		NBT Bancorp., Inc.	189,946	0.0
7,600		Nelnet, Inc.	255,132	0.0
2,600		Oppenheimer Holdings, Inc.	45,188	0.0
43,900		Orchid Island Capital, Inc.	435,927	0.1
55,200		PacWest Bancorp	2,379,120	0.3
7,400		Parkway Properties, Inc.	115,662	0.0
17,700		Pebblebrook Hotel Trust	495,954	0.1
13,700		Pennsylvania Real Estate Investment Trust	299,619	0.0
19,400	@	PennyMac Financial Services, Inc.	297,984	0.0
22,000		Pinnacle Financial Partners, Inc.	1,129,920	0.2
9,100	@	Piper Jaffray Cos.	367,640	0.1
89,700		Popular, Inc.	2,542,098	0.4
48,500		Potlatch Corp.	1,466,640	0.2
23,600		Preferred Bank/Los Angeles CA	779,272	0.1
11,300		PrivateBancorp, Inc.	463,526	0.1
92,089		ProAssurance Corp.	4,469,079	0.6
3,500		Prosperity Bancshares, Inc.	167,510	0.0
9,200		PS Business Parks, Inc.	804,356	0.1
64,800		RAIT Financial Trust	174,960	0.0
6,500		Ramco-Gershenson Properties	107,965	0.0
93,684	@	Realogy Holdings Corp.	3,435,392	0.5
49,700		Redwood Trust, Inc.	656,040	0.1
135,900		Retail Opportunity Investments	2,432,610	0.3
284,467		RLJ Lodging Trust	6,153,021	0.9
8,200	@	Selective Insurance Group	275,356	0.0
12,700		Sierra Bancorp.	224,155	0.0
20,200		Silver Bay Realty Trust Corp.	316,332	0.0
29,700		Southwest Bancorp., Inc.	519,156	0.1
26,800		Stewart Information Services Corp.	1,000,444	0.1
10,400	@	Stifel Financial Corp.	440,544	0.1
4,800		Stonegate Bank	157,728	0.0
168,400	@	Summit Hotel Properties, Inc.	2,012,380	0.3
3,200		Sun Communities, Inc.	219,296	0.0
82,248		Sunstone Hotel Investors, Inc.	1,027,278	0.1
3,200	@	SVB Financial Group	380,480	0.1
18,700		Symetra Financial Corp.	594,099	0.1
45,300		The Geo Group, Inc.	1,309,623	0.2
35,000		Trico Bancshares	960,400	0.1
33,600	@	Tristate Capital Holdings, Inc.	470,064	0.1
13,700	@	Triumph Bancorp, Inc.	226,050	0.0
13,500		UMH Properties, Inc.	136,620	0.0
213,888		Umpqua Holdings Corp.	3,400,819	0.5
9,100		United Fire Group, Inc.	348,621	0.1
51,200	@	Universal Insurance Holdings, Inc.	1,186,816	0.2
2,808		Validus Holdings Ltd.	129,982	0.0
19,300		Walker & Dunlop, Inc.	556,033	0.1
4,100		Washington Federal, Inc.	97,703	0.0
6,000		WesBanco, Inc.	180,120	0.0
9,600		West BanCorp., Inc.	189,600	0.0
92,094	@	Western Alliance Bancorp.	3,302,491	0.5
147,300		Wilshire Bancorp., Inc.	1,701,315	0.2
3,895		WP GLIMCHER, Inc.	41,326	0.0
11,000		Xenia Hotels & Resorts, Inc.	168,630	0.0
4,400	L	Yadkin Financial Corporation	110,748	0.0
			161,775,343	22.8

		Health Care: 13.4%
6,500	@	Acceleron Pharma, Inc.	316,940	0.0
84,300	@,L	Achillion Pharmaceuticals, Inc.	909,597	0.1
25,000		Acorda Therapeutics, Inc.	1,069,500	0.2
1,400	@	Adamas Pharmaceuticals, Inc.	39,648	0.0
19,000	@,L	Aduro Biotech, Inc.	534,660	0.1
800	@,L	Agios Pharmaceuticals, Inc.	51,936	0.0
28,500	@,L	AMAG Pharmaceuticals, Inc.	860,415	0.1
34,600	@,L	Amicus Therapeutics, Inc.	335,620	0.0
21,900	@	Amphastar Pharmaceuticals, Inc.	311,637	0.0
30,623	@	Amsurg Corp.	2,327,348	0.3
6,900	@	Anacor Pharmaceuticals, Inc.	779,493	0.1
35,200	@	Applied Genetic Technologies Corp./DE	718,080	0.1
75,700	@,L	Ariad Pharmaceuticals, Inc.	473,125	0.1
42,900	@,L	aTyr Pharma, Inc.	421,707	0.1
2,300	@	Avalanche Biotechnologies, Inc.	21,896	0.0
31,800	@,L	Bellicum Pharmaceuticals, Inc.	644,586	0.1
10,500	@	Bluebird Bio, Inc.	674,310	0.1
7,800	@,L	Blueprint Medicines Corp.	205,452	0.0
70,100	@	Cambrex Corp.	3,301,009	0.5
48,400	@,L	Cara Therapeutics, Inc.	816,024	0.1
200,480	@	Catalent, Inc.	5,018,014	0.7
146,700	@	Catalyst Pharmaceuticals, Inc.	359,415	0.1
45,800	@,L	Celldex Therapeutics, Inc.	718,144	0.1
91,852	@	Centene Corp.	6,044,780	0.9
17,300	@	Chiasma, Inc.	338,561	0.0
21,400	@	Clovis Oncology, Inc.	749,000	0.1

See Accompanying Notes to Financial Statements

61

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
23,200	@,L	Coherus Biosciences, Inc.	532,672	0.1
210,600	@	Cross Country Healthcare, Inc.	3,451,734	0.5
18,600	@	Cynosure, Inc.	830,862	0.1
12,200	@	Dicerna Pharmaceuticals, Inc.	144,814	0.0
33,700	@,L	Dimension Therapeutics, Inc.	380,136	0.1
16,200	@	Dynavax Technologies Corp.	391,392	0.1
26,500	L	Esperion Therapeutics, Inc.	589,890	0.1
8,600	@	FibroGen, Inc.	262,042	0.0
15,700	@,L	Flex Pharma, Inc.	195,465	0.0
53,000	@	Foamix Pharmaceuticals Ltd.	429,830	0.1
9,600	@	Furiex Pharmaceuticals, Inc. - CVR	–	–
32,900	@	Genocea Biosciences, Inc.	173,383	0.0
22,200	@,L	Global Blood Therapeutics, Inc.	717,726	0.1
47,200		Greatbatch, Inc.	2,478,000	0.3
120,722	@	Hanger Orthopedic Group, Inc.	1,985,877	0.3
39,940	@	HealthEquity, Inc.	1,001,296	0.1
140,748		Healthsouth Corp.	4,899,438	0.7
23,300	@	HeartWare International, Inc.	1,174,320	0.2
6,500	@,L	Heron Therapeutics, Inc.	173,550	0.0
7,400	@	ICU Medical, Inc.	834,572	0.1
98,564	L	Idexx Laboratories, Inc.	7,187,287	1.0
4,400	@,L	Immune Design Corp.	88,352	0.0
69,400	@,L	Infinity Pharmaceuticals, Inc.	544,790	0.1
34,100	@	Inogen, Inc.	1,367,069	0.2
31,100	@	Insulet Corp.	1,175,891	0.2
8,800	@	Intra-Cellular Therapies, Inc.	473,352	0.1
24,300	@,L	Karyopharm Therapeutics, Inc.	321,975	0.0
61,900		Kindred Healthcare, Inc.	737,229	0.1
16,200	@	MacroGenics, Inc.	501,714	0.1
54,419	@	Magellan Health Services, Inc.	3,355,476	0.5
23,200	L	Medicines Co.	866,288	0.1
7,000	@	Medidata Solutions, Inc.	345,030	0.0
53,700		Molina Healthcare, Inc.	3,228,981	0.5
6,900	@	Neurocrine Biosciences, Inc.	390,333	0.1
34,900	@	Nivalis Therapeutics, Inc.	270,126	0.0
26,500		NuVasive, Inc.	1,433,915	0.2
118,100	@	Oncothyreon, Inc.	262,182	0.0
11,800	@	Ophthotech Corp.	926,654	0.1
111,300	@	OraSure Technologies, Inc.	716,772	0.1
22,850	@	Owens & Minor, Inc.	822,143	0.1
19,700		Pacira Pharmaceuticals, Inc./DE	1,512,763	0.2
2,600	@	Penumbra, Inc.	139,906	0.0
77,200	@	PharMerica Corp.	2,702,000	0.4
8,400	@,L	Puma Biotechnology, Inc.	658,560	0.1
83,700	@	Raptor Pharmaceutical Corp.	435,240	0.1
18,200	@	Revance Therapeutics, Inc.	621,712	0.1
1,600	@	Sage Therapeutics, Inc.	93,280	0.0
2,900	@,L	Seres Therapeutics, Inc.	101,761	0.0
65,800	@	Sientra, Inc.	389,536	0.1
27,300		Surgical Care Affiliates, Inc.	1,086,813	0.2
71,200	@,L	Synergy Pharmaceuticals, Inc.	403,704	0.1
12,000	@,L	Teladoc Inc.	215,520	0.0
335,000	@	Threshold Pharmaceuticals, Inc.	160,766	0.0
13,500		Ultragenyx Pharmaceutical, Inc.	1,514,430	0.2
49,400	@	Vitae Pharmaceuticals, Inc.	894,140	0.1
27,900	@	Voyager Therapeutics, Inc.	611,010	0.1
48,771	@	WellCare Health Plans, Inc.	3,814,380	0.5
89,519		West Pharmaceutical Services, Inc.	5,390,834	0.8
15,500	@	Xencor, Inc.	226,610	0.0
89,100	@,L	Zafgen, Inc.	560,439	0.1
			95,236,859	13.4

		Industrials: 17.7%
36,500		AAR Corp.	959,585	0.1
75,900	@	ABM Industries, Inc.	2,160,873	0.3
322,800	@	ACCO Brands Corp.	2,301,564	0.3
24,700		Alaska Air Group, Inc.	1,988,597	0.3
148,472		Allison Transmission Holdings, Inc.	3,843,940	0.5
124,167		Altra Holdings, Inc.	3,114,108	0.4
42,800	@	American Woodmark Corp.	3,423,144	0.5
77,200		Applied Industrial Technologies, Inc.	3,125,828	0.4
37,800	@	ARC Document Solutions, Inc.	167,076	0.0
57,400		ArcBest Corp.	1,227,786	0.2
33,400		Argan, Inc.	1,082,160	0.2
25,525	@	Atlas Air Worldwide Holdings, Inc.	1,055,203	0.2
13,100		Barnes Group, Inc.	463,609	0.1
81,100		Barrett Business Services, Inc.	3,531,094	0.5
120,470	@	Brady Corp.	2,768,401	0.4
10,900		Columbus McKinnon Corp.	206,010	0.0
10,500	@	CRA International, Inc.	195,825	0.0
38,800		Cubic Corp.	1,833,300	0.3
3,000	@	Curtiss-Wright Corp.	205,500	0.0
133,362		Douglas Dynamics, Inc.	2,809,937	0.4
32,500	@	EMCOR Group, Inc.	1,561,300	0.2
16,200		EnerSys	906,066	0.1
28,900	@	Engility Holdings, Inc.	938,672	0.1
9,300		Essendant, Inc.	302,343	0.0
35,300		Federal Signal Corp.	559,505	0.1
43,378		Forward Air Corp.	1,865,688	0.3
114,954	@,L	Generac Holdings, Inc.	3,422,181	0.5
174,700		General Cable Corp.	2,346,221	0.3
20,925	@	Gibraltar Industries, Inc.	532,332	0.1
91,200		Global Brass & Copper Holdings, Inc.	1,942,560	0.3

See Accompanying Notes to Financial Statements

62

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
11,600		Greenbrier Cos., Inc.	378,392	0.1
101,500	@	Hawaiian Holdings, Inc.	3,585,995	0.5
8,000		Heidrick & Struggles International, Inc.	217,760	0.0
145,339		Herman Miller, Inc.	4,171,229	0.6
4,700		Hurco Cos, Inc.	124,832	0.0
8,700		Hyster-Yale Materials Handling, Inc.	456,315	0.1
44,200		Insperity, Inc.	2,128,230	0.3
16,700		Kadant, Inc.	678,187	0.1
99,655		KAR Auction Services, Inc.	3,690,225	0.5
4,400		Kelly Services, Inc.	71,060	0.0
26,600		Kimball International, Inc.	259,882	0.0
144,631		Knight Transportation, Inc.	3,504,409	0.5
55,400		Landstar System, Inc.	3,249,210	0.5
52,900		Matson, Inc.	2,255,127	0.3
234,600	@	Meritor, Inc.	1,958,910	0.3
8,400		Park-Ohio Holdings Corp.	308,952	0.1
172,000		Quad/Graphics, Inc.	1,599,600	0.2
71,614	@	RBC Bearings, Inc.	4,625,548	0.7
62,950		Regal-Beloit Corp.	3,683,834	0.5
167,115	@	Rexnord Corp.	3,028,124	0.4
27,100	@	RPX Corp.	298,100	0.0
2,200		Standex International Corp.	182,930	0.0
66,400		Steelcase, Inc.	989,360	0.1
100,100	@,L	Sunrun, Inc.	1,178,177	0.2
120,623		Toro Co.	8,813,923	1.2
21,700		Trimas Corp.	404,705	0.1
57,300		TrueBlue, Inc.	1,476,048	0.2
29,000	@	Tutor Perini Corp.	485,460	0.1
5,800		Universal Truckload Services, Inc.	81,432	0.0
42,994		US Ecology, Inc.	1,566,701	0.2
136,100	@	Vectrus, Inc.	2,843,129	0.4
8,600	@	Viad Corp.	242,778	0.0
5,200		VSE Corp.	323,336	0.1
41,400	@	Wabash National Corp.	489,762	0.1
180,375		Waste Connections, Inc.	10,158,720	1.4
30,905		Watsco, Inc.	3,619,903	0.5
34,500		West Corp.	744,165	0.1
83,500	@	YRC Worldwide, Inc.	1,184,030	0.2
			125,898,888	17.7

		Information Technology: 13.3%
26,700	@	Advanced Energy Industries, Inc.	753,741	0.1
17,300	@	Alpha & Omega Semiconductor Ltd.	158,987	0.0
149,500	@	Amkor Technology, Inc.	908,960	0.1
39,400	@,L	Apigee Corp.	316,382	0.0
141,400	@	AVG Technologies	2,835,070	0.4
76,043	@	Benchmark Electronics, Inc.	1,571,809	0.2
4,200	@	Blackhawk Network Holdings, Inc.	185,682	0.0
95,400	@	Blucora, Inc.	934,920	0.1
15,500		Brooks Automation, Inc.	165,540	0.0
18,400	@	Cabot Microelectronics Corp.	805,552	0.1
20,800	@	Carbonite, Inc.	203,840	0.0
120,248	@	CoreLogic, Inc.	4,071,597	0.6
41,500	@	Cornerstone OnDemand, Inc.	1,432,995	0.2
219,531		Cypress Semiconductor Corp.	2,153,599	0.3
77,100		EarthLink Holdings Corp.	572,853	0.1
214,650	@	Emcore Corp.	1,315,804	0.2
24,600	@	Euronet Worldwide, Inc.	1,781,778	0.3
204,500	@	Everi Holdings, Inc.	897,755	0.1
5,400		EVERTEC, Inc.	90,396	0.0
19,500	@	ExlService Holdings, Inc.	876,135	0.1
610,400	@	Extreme Networks, Inc.	2,490,432	0.4
16,800	@	Fabrinet	400,176	0.1
16,196		Factset Research Systems, Inc.	2,632,984	0.4
10,700		Fair Isaac Corp.	1,007,726	0.1
32,409		FEI Co.	2,585,914	0.4
32,300	@,L	First Solar, Inc.	2,131,477	0.3
70,200	@	Five9, Inc.	610,740	0.1
98,200	@,L	GrubHub, Inc.	2,376,440	0.3
59,565	@	Guidewire Software, Inc.	3,583,430	0.5
15,400	@	Heartland Payment Systems, Inc.	1,460,228	0.2
36,991	@	Imperva, Inc.	2,341,900	0.3
97,800		Insight Enterprises, Inc.	2,456,736	0.4
38,300	@	Instructure, Inc.	797,406	0.1
58,677		IXYS Corp.	741,091	0.1
63,875	@	Kimball Electronics, Inc.	701,986	0.1
5,700	@	Littelfuse, Inc.	609,957	0.1
4,200	@	LogMeIn, Inc.	281,820	0.0
28,900	@,L	Match Group, Inc.	391,595	0.1
18,800		Methode Electronics, Inc.	598,404	0.1
32,500	@	Mimecast Ltd.	312,000	0.0
190,880		Monotype Imaging Holdings, Inc.	4,512,403	0.6
10,300	@	Nanometrics, Inc.	155,942	0.0
30,928	@,L	NetSuite, Inc.	2,617,127	0.4
36,800	@	Omnivision Technologies, Inc.	1,067,936	0.2
83,200		Pegasystems, Inc.	2,288,000	0.3
20,060	@	PTC, Inc.	694,678	0.1
122,302	@	Q2 Holdings, Inc.	3,225,104	0.5
44,200	@	QLIK Technologies, Inc.	1,399,372	0.2
9,500	@	Qorvo, Inc.	483,550	0.1
19,500	@,L	Rapid7, Inc.	295,035	0.0
227,400	@	Rovi Corp.	3,788,484	0.5
143,300		Sanmina Corp.	2,949,114	0.4
67,100		Science Applications International Corp.	3,071,838	0.4
31,244	@	Splunk, Inc.	1,837,460	0.3
135,300	@,L	SunEdison, Inc.	688,677	0.1
15,700	@	SYKES Enterprises, Inc.	483,246	0.1
4,600	@	Synaptics, Inc.	369,564	0.1
115,400	@	Take-Two Interactive Software, Inc.	4,020,536	0.6
14,600		Tech Data Corp.	969,148	0.1
15,000		Tyler Technologies, Inc.	2,614,800	0.4
179,000	@	Ultra Clean Holdings	916,480	0.1
103,320	@	Unisys Corp.	1,141,686	0.2
14,300	@	Web.com Group, Inc.	286,143	0.0
49,989	@,L	WebMD Health Corp.	2,414,469	0.3
67,400	@	Xactly Corp.	574,922	0.1
176,100	@	Xcerra Corp.	1,065,405	0.2
			94,476,956	13.3

See Accompanying Notes to Financial Statements

63

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: 4.6%
31,300		A Schulman, Inc.	959,032	0.1
107,079		Aptargroup, Inc.	7,779,289	1.1
30,000	@	Boise Cascade Co.	765,900	0.1
68,800		Commercial Metals Co.	941,872	0.1
131,316	@	Crown Holdings, Inc.	6,657,721	0.9
45,400		FutureFuel Corp.	612,900	0.1
108,000		Graphic Packaging Holding Co.	1,385,640	0.2
2,600		Innospec, Inc.	141,206	0.0
28,300		Minerals Technologies, Inc.	1,297,838	0.2
32,100	@	Omnova Solutions, Inc.	196,773	0.0
5,900		Schnitzer Steel Industries, Inc.	84,783	0.0
44,000		Schweitzer-Mauduit International, Inc.	1,847,560	0.3
116,968		Silgan Holdings, Inc.	6,283,521	0.9
35,900	@,L	Trinseo SA	1,012,380	0.2
31,000		WestRock Co.	1,414,220	0.2
34,050	@	Worthington Industries, Inc.	1,026,267	0.2
			32,406,902	4.6

		Telecommunication Services: 0.8%
65,100	@	8x8, Inc.	745,395	0.1
143,100		Inteliquent, Inc.	2,542,887	0.4
89,600	@,L	Ooma, Inc.	568,960	0.1
67,500	@	RingCentral, Inc.	1,591,650	0.2
			5,448,892	0.8

		Utilities: 3.2%
1,078		AGL Resources, Inc.	68,787	0.0
10,100		American States Water Co.	423,695	0.1
224,900	L	Atlantic Power Corp.	443,053	0.1
3,800		Chesapeake Utilities Corp.	215,650	0.0
111,600	@	Dynegy, Inc.	1,495,440	0.2
3,200	@	El Paso Electric Co.	123,200	0.0
9,200		Empire District Electric Co.	258,244	0.0
14,800	@	Idacorp, Inc.	1,006,400	0.1
8,700		Laclede Group, Inc.	516,867	0.1
7,800		MGE Energy, Inc.	361,920	0.1
51,100	@	New Jersey Resources Corp.	1,684,256	0.2
90,913		NorthWestern Corp.	4,932,030	0.7
266,355		Portland General Electric Co.	9,687,332	1.4
7,300		Southwest Gas Corp.	402,668	0.1
34,700		Spark Energy, Inc.	718,984	0.1
5,300		Westar Energy, Inc.	224,773	0.0
4,600		WGL Holdings, Inc.	289,754	0.0
			22,853,053	3.2

	Total Common Stock
	(Cost $605,648,519)		687,598,363	96.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.8%
	Securities Lending Collateralcc: 3.9%
6,620,264	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $6,620,511, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $6,752,670, due 01/15/16-04/01/51)	6,620,264	0.9
5,277,129	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $5,277,297, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $5,382,687, due 11/15/44)	5,277,129	0.8
6,620,264	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $6,620,482, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $6,752,669, due 06/13/16-03/01/44)	6,620,264	0.9
6,620,264	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $6,620,503, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,752,669, due 01/15/16-10/20/65)	6,620,264	0.9

See Accompanying Notes to Financial Statements

64

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
2,736,625	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,736,748, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,793,368, due 01/15/17-02/15/42)	2,736,625	0.4
		27,874,546	3.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
20,710,847	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $20,710,847)	20,710,847	2.9

	Total Short-Term Investments
	(Cost $48,585,393)	48,585,393	6.8

	Total Investments in Securities (Cost $654,233,912)	$736,183,756	103.7
	Liabilities in Excess of Other Assets	(26,556,249)	(3.7)
	Net Assets	$709,627,507	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $657,400,479.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$139,333,486
Gross Unrealized Depreciation	(60,550,209)

Net Unrealized Appreciation	$78,783,277

See Accompanying Notes to Financial Statements

65

VY® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Brazil: 0.4%
269,331	@	Petroleo Brasileiro SA ADR	915,725	0.4

		Canada: 0.2%
14,400		Suncor Energy, Inc.	371,734	0.2

		China: 1.6%
74,000		China Mobile Ltd.	832,952	0.4
11,144	@	China Telecom Corp., Ltd. ADR	517,639	0.2
2,372,100		Kunlun Energy Co. Ltd.	2,106,212	1.0
			3,456,803	1.6

		Denmark: 0.5%
32,270	L	FLSmidth & Co. A/S	1,121,221	0.5

		France: 9.2%
96,432		AXA S.A.	2,634,881	1.3
59,400		BNP Paribas	3,360,711	1.6
23,745		Cie Generale des Etablissements Michelin	2,260,123	1.1
220,710		Credit Agricole SA	2,600,892	1.2
35,430		Sanofi	3,019,423	1.4
42,750	L	Technip S.A.	2,125,980	1.0
73,690		Total S.A.	3,303,643	1.6
			19,305,653	9.2

		Germany: 5.1%
222,940		Deutsche Lufthansa AG	3,511,561	1.7
25,280		Merck KGaA	2,447,644	1.2
80,110		Metro AG	2,552,104	1.2
21,680		Siemens AG	2,097,462	1.0
			10,608,771	5.1

		Ireland: 1.4%
38,430		Medtronic PLC	2,956,036	1.4

		Israel: 2.2%
68,889		Teva Pharmaceutical Industries Ltd. ADR	4,521,874	2.2

		Italy: 2.0%
115,691		ENI S.p.A.	1,718,969	0.8
450,808		UniCredit SpA	2,492,392	1.2
			4,211,361	2.0

		Japan: 4.3%
170,000		Konica Minolta Holdings, Inc.	1,702,581	0.8
309,600		Nissan Motor Co., Ltd.	3,241,742	1.5
52,500		SoftBank Group Corp.	2,649,696	1.3
696,000		Toshiba Corp.	1,430,437	0.7
			9,024,456	4.3

		Netherlands: 3.5%
429,839		Aegon NV	2,430,951	1.1
28,070		Akzo Nobel NV	1,875,610	0.9
52,100		Qiagen NV	1,412,136	0.7
2,558		Royal Dutch Shell PLC - Class A	57,937	0.0
71,177		Royal Dutch Shell PLC - Class B	1,622,199	0.8
			7,398,833	3.5

		Portugal: 1.1%
199,860		Galp Energia SGPS SA	2,332,114	1.1

		Russia: 0.9%
141,743	@	MMC Norilsk Nickel PJSC ADR	1,799,427	0.9

		Singapore: 2.3%
139,980		DBS Group Holdings Ltd.	1,640,496	0.8
98,580	@	Flextronics International Ltd.	1,105,082	0.5
775,700		Singapore Telecommunications Ltd.	1,999,960	1.0
			4,745,538	2.3

		South Korea: 6.2%
29,705		Hyundai Motor Co.	3,746,508	1.8
76,364		KB Financial Group, Inc.	2,151,465	1.0
6,657		Samsung Electronics Co., Ltd.	7,100,238	3.4
			12,998,211	6.2

		Spain: 1.2%
228,268	@	Telefonica S.A.	2,532,402	1.2

		Sweden: 1.5%
122,730		Getinge AB	3,214,944	1.5

		Switzerland: 5.1%
155,133	@	Credit Suisse Group AG	3,341,870	1.6
947,330		Glencore PLC	1,255,342	0.6
13,790		Roche Holding AG	3,821,325	1.8
23,320		Swiss Re Ltd.	2,277,578	1.1
			10,696,115	5.1

		Thailand: 0.6%
276,600		Bangkok Bank PCL	1,166,957	0.6

		Turkey: 0.9%
214,182	@	Turkcell Iletisim Hizmet AS ADR	1,818,405	0.9

		United Kingdom: 12.7%
322,979		BAE Systems PLC	2,377,952	1.1
48,520		BG Group PLC	703,342	0.3
437,089		BP PLC	2,271,427	1.1
149,491		Sky PLC	2,450,583	1.2
94,200		CRH PLC - London	2,727,267	1.3
158,435		GlaxoSmithKline PLC	3,199,747	1.5
419,110		HSBC Holdings PLC	3,313,738	1.6
427,006		Kingfisher PLC	2,068,209	1.0
651,074		Serco Group PLC	906,009	0.4
343,197		Standard Chartered PLC	2,847,575	1.4
919,919		Tesco PLC	2,021,328	1.0
492,605		Vodafone Group PLC	1,597,413	0.8
			26,484,590	12.7

		United States: 34.6%
68,410		American International Group, Inc.	4,239,368	2.0
14,881	@	Allergan plc	4,650,312	2.2
4,070	@	Alphabet, Inc. - Class A	3,166,501	1.5

See Accompanying Notes to Financial Statements

66

VY® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
29,240		Amgen, Inc.	4,746,529	2.3
51,650		Apache Corp.	2,296,875	1.1
41,950		Baker Hughes, Inc.	1,935,992	0.9
34,650		Capital One Financial Corp.	2,501,037	1.2
296,674	L	Chesapeake Energy Corp.	1,335,033	0.6
28,760		Chevron Corp.	2,587,250	1.2
106,710		Cisco Systems, Inc.	2,897,710	1.4
97,220		Citigroup, Inc.	5,031,135	2.4
61,120		Comcast Corp. – Class A	3,449,002	1.7
29,980		Eli Lilly & Co.	2,526,115	1.2
15,270		Gilead Sciences, Inc.	1,545,171	0.7
44,030		Halliburton Co.	1,498,781	0.7
93,170		Hewlett Packard Enterprise Co.	1,416,184	0.7
93,170		HP, Inc.	1,103,133	0.5
53,490		JPMorgan Chase & Co.	3,531,945	1.7
44,320	@	Michael Kors Holdings Ltd.	1,775,459	0.9
83,610		Microsoft Corp.	4,638,683	2.2
56,280		Morgan Stanley	1,790,267	0.9
195,600	@,L	Navistar International Corp.	1,729,104	0.8
94,190		News Corp - Class A	1,258,378	0.6
44,400		Oracle Corp.	1,621,932	0.8
62,340		SunTrust Bank	2,670,646	1.3
22,290		Target Corp.	1,618,477	0.8
86,570		Twenty-First Century Fox, Inc. - Class A	2,351,241	1.1
25,080		United Parcel Service, Inc. - Class B	2,413,448	1.2
			72,325,708	34.6

	Total Common Stock
	(Cost $204,923,030)		204,006,878	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.8%
	U.S. Government Agency Obligations: 1.9%
2,000,000	Farmer Mac Discount Notes, 0.120%, 01/04/16	2,000,000	0.9
2,000,000	Freddie Mac Discount Notes, 0.090%, 01/04/16	2,000,000	1.0
		4,000,000	1.9

	Securities Lending Collateralcc: 2.9%
1,441,499	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,441,553, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,470,329, due 01/15/16-04/01/51)	1,441,499	0.7
1,441,499	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.28%, due 01/04/16 (Repurchase Amount $1,441,543, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,470,333, due 01/15/16-11/15/43)	1,441,499	0.7
1,441,499	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,441,548, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,470,329, due 11/15/42-02/20/45)	1,441,499	0.7
1,441,499	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,441,551, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,470,329, due 01/15/16-10/20/65)	1,441,499	0.7
303,423	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $303,433, collateralized by various U.S. Government Securities, 0.074%-3.250%, Market Value plus accrued interest $309,493, due 07/31/16-11/15/23)	303,423	0.1
		6,069,419	2.9

	Total Short-Term Investments
	(Cost $10,069,408)	10,069,419	4.8

	Total Investments in Securities (Cost $214,992,438)	$214,076,297	102.3
	Liabilities in Excess of Other Assets	(4,876,040)	(2.3)
	Net Assets	$209,200,257	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.

See Accompanying Notes to Financial Statements

67

VY® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $217,158,791.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$34,026,714
Gross Unrealized Depreciation	(37,109,208)

Net Unrealized Depreciation	$(3,082,494)

See Accompanying Notes to Financial Statements

68

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Investors Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2016